As filed with the Securities and Exchange Commission on April 27, 2017

Registration No. 333-146323

811-06564

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-4

REGISTRATION STATEMENT UNDER THE

SECURITIES ACT OF 1933 ☐

Pre-Effective Amendment No.      ☐

Post-Effective Amendment No. 13 ☒

and

REGISTRATION STATEMENT UNDER

THE INVESTMENT COMPANY ACT OF 1940

Amendment No. 54 ☒

SEPARATE ACCOUNT VA CC

(Name of Registrant)

TRANSAMERICA PREMIER LIFE INSURANCE COMPANY

(Name of Depositor)

4333 Edgewood Road N.E.

Cedar Rapids, IA 52499-0001

(Address of Depositor’s Principal Executive Offices)

Depositor’s Telephone Number: (213) 742-5216

Alison Ryan, Esq.

Transamerica Premier Life Insurance Company

c/o Office of the General Counsel, MS # 2520

4333 Edgewood Road, N.E.

Cedar Rapids, IA 52499-4240

(Name and Address of Agent for Service)

Title of Securities Being Registered: Flexible Premium Variable Annuity Policies

It is proposed that this filing become effective:

___  immediately upon filing pursuant to paragraph (b) of Rule 485

  X    on May 1, 2017 pursuant to paragraph (b) of Rule 485

___  60 days after filing pursuant to paragraph (a)(1) of Rule 485

___  on _________ pursuant to paragraph (a)(1) of Rule 485

If appropriate, check the following box:

___  This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

ADVISOR’S EDGE® VARIABLE ANNUITY

Issued by

TRANSAMERICA PREMIER LIFE INSURANCE COMPANY

Separate Account VA CC

Supplement Dated May 1, 2017

to the

Prospectus dated May 1, 2017

We will not accept any premium payment that is allocated to the fixed account or the dollar cost averaging fixed account in excess of $5,000. We also will not accept any premium payment or transfer which would result in the aggregate policy value in the fixed account and the dollar cost averaging fixed account exceeding $5,000.

This Prospectus Supplement must be accompanied or preceded

by the Prospectus for the

Advisor’s Edge® Variable Annuity dated May 1, 2017

THE ADVISOR’S EDGE®

VARIABLE ANNUITY

Issued Through

Separate Account VA CC

By

Transamerica Premier Life Insurance Company

Prospectus

May 1, 2017

The Advisor’s Edge® Variable Annuity (the “policy”) provides a means of investing on a tax-deferred basis in a variety of portfolios of underlying mutual funds (the “Portfolios”) and a fixed account which offers interest at rates that are guaranteed by Transamerica Premier Life Insurance Company. The policy is an individual variable annuity policy and is intended for retirement savings or other long-term investment purposes. For investments in the Subaccounts, the policy owner (“You,” “Your”) bears all investment risk (including the possible loss of principal), and investment results are not guaranteed. The policy provides a Right to Cancel period of at least 20 days (30 days or more in some instances) during which the policy may be cancelled.

Before investing you should carefully read this prospectus and the accompanying prospectuses for the Portfolios of the underlying mutual funds. These prospectuses give you important information about the policy and the Portfolios, including the objectives, risks, and strategies of the Portfolios; you should keep them for future reference.

A Statement of Additional Information (“SAI”) for the policy prospectus has been filed with the Securities and Exchange Commission, is incorporated by reference, and is available free of charge by calling our Administrative Office at 800-525-6205. The Table of Contents of the Statement of Additional Information is included at the end of this prospectus. Information about the variable annuity also can be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. You may obtain information about the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330. The SEC also maintains a web site (http://www.sec.gov) that contains the prospectus, the SAI, material incorporated by reference, and other information.

The policy is not available in all states.

This prospectus does not constitute an offering in any jurisdiction where it would be unlawful to make an offering like this. We have not authorized anyone to give any information or make any representations about this offering other than those contained in this prospectus. You should not rely on any other information or representations.

Please note that the policies, fixed account, and the separate account investment choices:

• are not bank deposits

• are not federally insured

• are not endorsed by any bank or government agency

• are not guaranteed to achieve their goal

• are subject to risks, including loss of premium

Neither the Securities and Exchange Commission nor any state securities regulator has approved or disapproved these securities or passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

The subaccounts available under this policy invest in the underlying funds of the Portfolio listed below:

SUBACCOUNT	PORTFOLIO

Columbia Variable Portfolio - Small Company Growth Fund	Columbia Variable Portfolio - Small Company Growth Fund
VA Global Bond Portfolio	VA Global Bond Portfolio
VA International Small Portfolio	VA International Small Portfolio
VA International Value Portfolio	VA International Value Portfolio
VA Short-Term Fixed Portfolio	VA Short-Term Fixed Portfolio
VA U.S. Large Value Portfolio	VA U.S. Large Value Portfolio
VA U.S. Targeted Value Portfolio	VA U.S. Targeted Value Portfolio
Federated Fund for U.S. Government Securities II	Federated Fund for U.S. Government Securities II
Federated Government Money Fund II	Federated Government Money Fund II
Federated High Income Bond Fund II – Primary Shares	Federated High Income Bond Fund II – Primary Shares
Federated Managed Tail Risk Fund II – Primary Shares	Federated Managed Tail Risk Fund II – Primary Shares
Federated Managed Volatility Fund II	Federated Managed Volatility Fund II
Fidelity® VIP Contrafund® Portfolio	Fidelity® VIP Contrafund® Portfolio
Fidelity® VIP Mid Cap Portfolio	Fidelity® VIP Mid Cap Portfolio
Fidelity® VIP Value Strategies Portfolio	Fidelity® VIP Value Strategies Portfolio
TA Asset Allocation - Conservative	Transamerica Asset Allocation - Conservative VP
TA Asset Allocation - Growth	Transamerica Asset Allocation - Growth VP
TA Asset Allocation - Moderate	Transamerica Asset Allocation - Moderate VP
TA Asset Allocation - Moderate Growth	Transamerica Asset Allocation - Moderate Growth VP
TA Barrow Hanley Dividend Focused	Transamerica Barrow Hanley Dividend Focused VP
TA Clarion Global Real Estate Securities	Transamerica Clarion Global Real Estate Securities VP
TA Janus Mid-Cap Growth	Transamerica Janus Mid-Cap Growth VP
TA JPMorgan Enhanced Index	Transamerica JPMorgan Enhanced Index VP
TA MFS International Equity	Transamerica MFS International Equity VP
TA Managed Risk – Balanced ETF	Transamerica Managed Risk – Balanced ETF VP
TA Managed Risk – Growth ETF	Transamerica Managed Risk – Growth ETF VP
TA Multi-Managed Balanced	Transamerica Multi-Managed Balanced VP
TA PIMCO Total Return	Transamerica PIMCO Total Return VP
TA Small/Mid Cap Value	Transamerica Small/Mid Cap Value VP
TA T. Rowe Price Small Cap	Transamerica T. Rowe Price Small Cap VP
TA TS&W International Equity	Transamerica TS&W International Equity VP
TA WMC US Growth	Transamerica WMC US Growth VP
Equity Index Portfolio	Equity Index Portfolio
International Portfolio	International Portfolio
Mid-Cap Index Portfolio	Mid-Cap Index Portfolio
REIT Index Portfolio	REIT Index Portfolio
Short-Term Investment-Grade Portfolio	Short-Term Investment-Grade Portfolio
Total Bond Market Index Portfolio	Total Bond Market Index Portfolio
Wanger International	Wanger International
Wanger USA	Wanger USA

For more information on the underlying funds, please refer to the prospectus for the underlying fund.

Contents

4	Glossary	47	Additional Features

6	Summary	50	Other Information

11	Fee Table	57	Table of Contents of Statement of Additional Information

12	Example	58	Appendix A: Portfolios Associated with the Subaccounts

14	The Annuity Policy	62	Appendix B (Condensed Financial Information)

15	Purchase	97	Appendix C: Policy Form Number NA103

17	Investment Choices	102	Appendix D: Policy Form Number AV515 101 130 600

24	Performance	109	Appendix E: Death Benefit – Adjusted Partial Withdrawal

24	Expenses	110	Appendix F: Architect Guaranteed Lifetime Withdrawal Benefit

27	Access to Your Money	119	Appendix G: Guaranteed Minimum Income Benefit

30	Annuity Payments	122	Appendix H: Additional Death Benefit

34	Death Benefit	124	Appendix I: Additional Death Benefit – Extra

37	Tax Information	126	Appendix J: Additional Death Distribution - II

GLOSSARY OF TERMS

accumulation unit – An accounting unit of measure used in calculating the policy value in the separate account before the annuity commencement date.

adjusted policy value – The policy value increased or decreased by any excess interest adjustments.

Administrative Office – Transamerica Premier Life Insurance Company, Attn: Customer Care Group, 4333 Edgewood Road, N.E., Cedar Rapids, Iowa 52499, 800-525-6205.

annual policy service charge – An annual charge on each policy anniversary (and a charge at the time of surrender during any policy year) for policy maintenance and related administrative expenses.

annuitant – The person on whose life any annuity payments involving life contingencies will be based.

annuity commencement date – The date upon which annuity payments are to commence.

annuity payment option – A method of receiving a stream of annuity payments selected by the owner.

beneficiary – The person who has the right to the death benefit set forth in the policy.

business day – A day when the New York Stock Exchange is open for business.

cash value – The policy value increased or decreased by an excess interest adjustment, less the Annual policy Service Charge, and less any applicable premium taxes and any rider fees. This value is applied upon surrender.

Code – The Internal Revenue Code of 1986, as amended.

excess interest adjustment – A positive or negative adjustment to amounts withdrawn upon partial withdrawals, full surrenders or transfers from the Guaranteed Period Options, or to amounts applied to annuity payment options. The adjustment reflects changes in the interest rates declared by Transamerica Premier Life Insurance Company since the date any payment was received by, or an amount was transferred to, a Guaranteed Period Option. The excess interest adjustment can either decrease or increase the amount to be received by the owner upon full surrender or commencement of annuity payments, depending upon whether there has been an increase or decrease in interest rates, respectively.

fixed Account – One or more investment choices under the policy that are part of Transamerica Premier Life Insurance Company’s general assets and are not in the separate account.

good order – An instruction that Transamerica Premier Life Insurance Company receives that is sufficiently complete and clear – along with all necessary forms, information and supporting legal documentation, including any required spousal or joint owner’s consents – so that Transamerica Premier Life Insurance Company does not need to exercise any discretion to follow such instruction. All requests for a partial or full withdrawal, a transfer, a death benefit, or other transaction or change, must be in good order.

guaranteed period options (“GPO”) – The various guaranteed interest rate periods of the fixed account that Transamerica Premier Life Insurance Company may offer and into which Premium Payments may be paid or amounts may be transferred.

owner (policy owner, you, your) – The individual who (or entity that) may exercise all rights and privileges under an individual policy.

policy – The individual policy.

policy date – The date shown on the policy data page attached to the policy and the date on which the policy becomes effective.

policy value – On or before the annuity commencement date, the policy value is equal to the owner’s:

●	Premium Payments; minus
●	partial withdrawals (including any applicable excess interest adjustments on such withdrawals); plus
●	interest credited in the fixed account; plus or minus
●	accumulated gains or losses in the separate account; minus
●	Annual policy service charges, premium taxes, rider fees, and transfer fees, if any.

policy year – A policy year begins on the policy date and on each anniversary thereafter.

premium payment – An amount paid to Transamerica Premier Life Insurance Company by the Owner or on the Owner’s behalf as consideration for the benefits provided by the policy.

qualified policy – A policy issued in connection with retirement plans that qualify for special federal income tax treatment under the Code.

separate account – Separate Account VA CC, a separate account established and registered as a unit investment trust under the Investment Company Act of 1940, as amended (the “1940 Act”), to which Premium Payments under the policies may be allocated.

subaccount – A subdivision within the separate account, the assets of which are invested in specified portfolios of the underlying funds.

valuation period – The period of time from one determination of accumulation unit values and annuity unit values to the next subsequent determination of those values. Such determination shall be made generally at the close of business on each market day.

variable annuity payments – Payments made pursuant to an annuity payment option which fluctuate as to dollar amount or payment term in relation to the investment performance of the specified subaccounts within the separate account.

written notice or written request – Written notice that is signed by the owner, is in good order and received at the Administrative Office, and that gives Transamerica Premier Life Insurance Company the information it requires. For some transactions, Transamerica Premier Life Insurance Company may accept an electronic notice such as telephone instructions. Such electronic notice must meet the requirements for good order that Transamerica Premier Life Insurance Company establishes for such notices.

SUMMARY

The numbered sections in this Summary provide you with a concise discussion of the major topics covered in this prospectus. Each section of the Summary is discussed in greater detail in the main body of the prospectus at corresponding numbered headings. Please read the full prospectus carefully.

1.  THE ANNUITY POLICY

The Advisor’s Edge® Variable Annuity

Advisor’s Edge® is a flexible-premium variable annuity offered by Transamerica Premier Life Insurance Company (“TPLIC,” “We,” “Us,” “Our”). The Policy provides a means of investing on a tax-deferred basis in various Portfolios of the underlying funds and a fixed account offered by TPLIC.

Who Should Invest

The policy is intended for long-term investors who want tax-deferred accumulations of funds, generally for retirement but also for other long-term purposes.

The policy provides benefits in two distinct phases: accumulation and income.

The Accumulation Phase

During the Accumulation Phase, you choose to allocate your investment in the policy among the various Portfolios and the fixed account available under the policy. You can contribute additional amounts to the policy and you can take withdrawals from the policy during the Accumulation Phase. The value of your investment depends on the investment performance of the Portfolios of the underlying funds that you choose, and the interest rate we credit to the fixed account. (That interest rate will not be less than the guaranteed minimum effective annual interest rate shown on your policy.) Your earnings are generally not taxed during this phase unless you withdraw them.

The Income Phase

During the Income Phase, you can receive regular annuity payments on a fixed or variable basis and for various periods of time depending on your need for income and the choices available under the policy. See ANNUITY PAYMENTS for more information about Annuity Payment Options.

2.  PURCHASE

You can buy the policy with a minimum investment of $10,000 for Non-Qualified policies and $1,000 for Qualified policies.    You must obtain prior company approval to purchase a policy with an amount less than the stated minimum. You can add $500 or more to Non-Qualified policies and $25 or more to Qualified policies at any time during the Accumulation Phase. We reserve the right to require prior approval of any cumulative Premium Payments over $1,000,000 (if riders are attached) and $2,000,000 (if riders are not attached) (this includes subsequent Premium Payments) for policies with the same owner or same annuitant for issue ages 0 – 80. For issue ages over 80, we reserve the right to require prior approval of any cumulative Premium Payments over $500,000 (if riders are attached) and $1,000,000 (if riders are not attached) (this includes subsequent Premium Payments) for policies with the same owner or same annuitant.

3.  INVESTMENT CHOICES

When you purchase the policy, your Premium Payments are deposited into the Separate Account VA CC (the “Separate Account”) or the fixed account, according to your allocation instructions. The Separate Account contains a number of Subaccounts that invest exclusively in shares of corresponding Portfolios of the underlying mutual funds (the “Subaccounts”). The investment performance of each Subaccount is linked directly to the investment performance of one of the Portfolios. Assets in the Separate Account belong to TPLIC, but are accounted for separately from the Company’s other assets and can be used only to satisfy its obligations to the policy owners.

You can allocate your Premium Payments to one of several underlying fund portfolios listed under Investment Choices in this prospectus and described in the underlying fund prospectuses. Depending upon their investment performance, you can make or lose money in any of the subaccounts.

You can also allocate your premium payments to the fixed account.

We currently allow you to transfer money between any of the investment choices during the accumulation phase.

We do not currently charge a transfer fee, but we reserve the right to charge a $10 fee for each transfer in excess of 12 transfers per policy year and to impose restrictions and limitations on transfers.

4.  PERFORMANCE

The investment performance of the Subaccounts you choose directly affects the value of your policy. For investments in the Subaccounts, you bear all investment risk (including the possible loss of principal), and investment results are not guaranteed. From time to time, TPLIC may advertise the investment performance of the Subaccounts. In doing so, it will use standardized methods prescribed by the Securities and Exchange Commission (“SEC”), as well as certain non-standardized methods.

Past performance does not indicate or predict future performance.

5.  EXPENSES

Note: The following section on expenses and the policy Fee Table and Example apply only to policies issued after the date of this prospectus. See “Appendix C” and “Appendix D” for information about prior versions of the policy.

No sales load is deducted from Premium Payments.

No surrender charge applies to withdrawals. Full surrenders, partial withdrawals, and transfers from a Guaranteed Period Option of the fixed account may be subject to an Excess Interest Adjustment, however, which may increase or decrease the amount you receive. This adjustment may also apply to amounts applied to an Annuity Payment Option from a Guaranteed Period Option of the fixed account.

TPLIC will deduct daily mortality and expense risk fees and administrative charges at an annual rate of either 0.75%, 0.60% or 0.55% from the assets in each Subaccount (depending on the death benefit you select).

On each policy anniversary and at the time of surrender during any policy year before the Annuity Commencement Date, we reserve the right to assess a Annual policy Service Charge of up to $30 for policy administration expenses. In no event will the Annual policy Service Charge exceed 2% of the policy value on the policy anniversary or at the time of surrender. The Annual policy Service Charge will not be deducted on a policy anniversary or at the time of surrender if, at either of these times, (1) the sum of all Premium Payments less the sum of all withdrawals taken is at least $50,000 or (2) the Policy Value equals or exceeds $50,000.

If you elect the Initial Payment Guarantee when you annuitize, then there is an additional fee (during the income phase) currently equal to an annual rate of 1.25% of the daily net asset value in the Subaccounts. The fee may be higher or lower at the time you annuitize or elect the Initial Payment Guarantee.

If you select the Life with Emergency Cash® annuity payment option, then a surrender charge applies for the first four years after the Annuity Commencement Date. We can change the surrender charge, and you will be subject to whatever surrender schedule is in effect at the time that you annuitize under this option.

Upon full surrender, payment of a death benefit, or when annuity payments begin, we will deduct state premium taxes, if applicable. State premium taxes currently range from 0% to 3.5%, depending on the state.

The value of net assets of the Subaccounts will reflect the management fee and other expenses incurred by the Portfolios.

6.  ACCESS TO YOUR MONEY

You can take money out of your policy at any time during the Accumulation Phase. Each withdrawal you make must be at least $500 ($50 if using Systematic Payout Option). If you have policy value in the fixed account, you may take all cumulative earnings of the fixed account under the policy free of Excess Interest Adjustments. Amounts withdrawn from the fixed account in excess of cumulative earnings of the fixed account will be subject to Excess Interest Adjustments. You may have to pay income tax and a tax penalty on any money you take out. Withdrawals may be restricted under Qualified policies.

Full and partial withdrawals are not generally permitted during the income phase unless you elect the Life with Emergency Cash® annuity payment option.

7.  ANNUITY PAYMENTS

During the Income Phase, you receive regular annuity payments under a wide range of Annuity Payment Options. The policy allows you to receive an income guaranteed for as long as you live or until the second of two people dies. You may also choose to receive a guaranteed number of payments over a number of years. Most Annuity Payment Options are available on either a variable basis (where the amount of each payment rises or falls depending on the investment performance of the Portfolios of the underlying funds you have chosen) or a fixed basis (where the amount of each payment will remain level). If you select a variable payment option, the dollar amount of your payments may go up or down. However, the Initial Payment Guarantee is available (for an extra fee) under the policy, and it guarantees a minimum amount for each annuity payment.

8.  DEATH BENEFIT

If the annuitant dies before the Income Phase begins, then a death benefit will become payable. If the owner is not the annuitant, no death benefit is paid if the owner dies; however required distribution rules require that the policy value be distributed upon the death of any owner.

Naming different persons as owner and annuitant can affect to whom amounts will be paid. Use care when naming owners, annuitants and beneficiaries, and consult your advisor if you have questions.

When you purchase a policy, you may choose an optional Guaranteed Minimum Death Benefit for an additional fee:

●	Return of Premium
●	Annual Step-Up to age 81—available if the owner or annuitant has not reached age 76 on the policy date.

Charges are lower if you do not choose an optional Guaranteed Minimum Death Benefit. After the policy is issued, the death benefit option cannot be changed.

The death benefit is paid first to a surviving owner, if any; it is paid to the beneficiary only if there is no surviving owner.

9.  TAXES

Earnings, if any, are generally not taxed until taken out. If you take money out of a nonqualified policy during the Accumulation Phase, earnings come out first for federal tax purposes, and are taxed as ordinary income. For nonqualified and certain qualified policies, payments during the Income Phase may be considered partly a return of your original investment so that part of each payment may not be taxable as income. For qualified policies, payments during the Income Phase are, in many cases, considered as all taxable income. If you are younger than 59 1⁄2 when you take money out, you may incur a 10% federal penalty tax on the taxable earnings.

10.  ADDITIONAL FEATURES

This policy has additional features that might interest you. These features are not available in all states and may not be suitable for your particular situation. These include the following:

●	You can arrange to have money automatically sent to you monthly, quarterly, semi-annually or annually while your policy is in the Accumulation Phase. This feature is referred to as the “systematic payout option.” Amounts you receive may be included in your gross income, and in certain circumstances, may be subject to penalty taxes.
●	You can elect an optional rider at the time of annuitization that guarantees your variable annuity payments will never be less than a percentage of the initial variable annuity payment. This feature is called the “Initial Payment Guarantee”. There is an extra charge for this rider.
●	Under certain medically related circumstances, we will allow you to surrender or partially withdraw your policy value without an Excess Interest Adjustment. This feature is called the “Nursing Care and Terminal Condition Withdrawal Option.”
●	Under certain unemployment circumstances, you may withdraw all or a portion of the Policy Value free of Excess Interest Adjustments. This feature is called the “Unemployment Waiver.”
●	You may make transfers and/or change the allocation of additional Premium Payments by telephone, or any other means acceptable to the TPLIC. We may restrict or eliminate this feature.
●	We will, upon your request, automatically transfer amounts among the subaccounts on a regular basis to maintain a desired allocation of the policy value among the various subaccounts. This feature is called “Asset Rebalancing.”
●	You can arrange to have a certain amount of money (at least $500) automatically transferred from the fixed account or the Federated Government Money Fund II subaccount either monthly or quarterly, into your choice of Subaccounts. This feature is called “Dollar Cost Averaging.”

11.  OTHER INFORMATION

Right to Cancel Period

You may return your policy for a refund, but only if you return it in good order and within a prescribed period, which is usually 20 to 30 days after you receive the Policy, or whatever longer period may be required by state law. The amount of the refund will generally be Premiums paid, plus or minus accumulated gains or losses in the Separate Account. However, if state law requires, then we will refund your original Premium Payment(s), or surrender value, if greater. A returned policy will be deemed void.

State Variations

Policies issued in your state may provide different features and benefits from, and impose different costs than, those described in this prospectus because of state law variations. These differences include, among other things, free look rights, issue age limitations, and the general availability of riders. Please note that this prospectus describes the material rights and obligations of a policy owner, and the maximum fees and charges for all policy features and benefits are set forth in the fee table of this prospectus. See your policy for specific variations because any such state variation will be included in your policy. See your advisor or contact us for specific information that may be applicable to your state.

Transamerica Premier Life Insurance Company

Transamerica Premier Life Insurance Company is a life insurance company incorporated under Iowa law. It is principally engaged in offering life insurance and annuity policies.

Separate Account VA CC

The Separate Account is a unit investment trust registered with the SEC and operating under Iowa law. The Separate Account has various Subaccounts dedicated to the policy, each of which invests solely in a corresponding Portfolio of the underlying funds.

Condensed Financial Information

Please note that Appendix B contains a history of accumulation unit values in a table labeled “Condensed Financial Information.”

12.  INQUIRIES AND POLICY AND POLICYHOLDER INFORMATION

If you need more information or want to make a transaction, please contact us at:

Transamerica Premier Life Insurance Company

Administrative Office

Attention: Customer Care Group

4333 Edgewood Road NE

Cedar Rapids, IA 52499-0001

(800) 525-6205

You may check your policy at www.transamerica.com. Follow the logon procedures. We cannot guarantee that you will be able to access this site.

You should protect your logon information, because on-line (or telephone) options may be available and could be made by anyone who knows your logon information. We may not be able to verify that the person providing instructions using your logon information is you or someone authorized by you.

FEE TABLE(1)

The following table describes the fees and expenses that you will pay when buying, owning and surrendering the policy. The first table describes the fees and expenses that you will pay at the time you buy the policy, surrender the policy, or transfer Cash Value between investment choices. State premium taxes may also be deducted, and Excess Interest Adjustments may be made to amounts surrendered or applied to Annuity Payment Options from Cash Value from the fixed account.

Policy Owner Transaction Expenses
Sales Load Imposed on Premiums	None
Contingent Deferred Sales Load (surrender charge)(2)	None
Transfer Fees(3)	$0 - $10
Special Service Fee(4)	$0 - $25
(1)	The fee table applies only to the accumulation phase and reflects the maximum charges unless otherwise noted. During the income phase, the fees may be different than those described in the fee table. See Section 5, “Expenses.”
(2)	If you select the Life With Emergency Cash® annuity payment option, you will be subject to a surrender charge after the Annuity Commencement Date. See Section 5, “Expenses.”
(3)	TPLIC does not currently charge a fee for transfers among the Subaccounts, although it reserves the right to charge a $10 fee for each Transfer in excess of 12 per policy year.
(4)	We may deduct a charge for special services, including overnight delivery, duplicate policies; non-sufficient checks on new business; duplicate 1099 and 5498 tax forms; duplicate disclosure documents and semi-annual reports; check copies; printing and mailing previously submitted forms; and asset verification requests from mortgage companies. In addition, we may consider as special services customer initiated changes, modifications and transactions which are submitted in such a manner as to require the Company to incur additional processing costs.

The next table describes the fees and expenses that you will pay periodically during the time that you own the policy, not including Portfolio fees and expenses.

Annual Policy Service Charge per Policy		$0-30
Separate Account Annual Expenses (as a percentage of assets in the Separate Account)(1)
Base Separate Account Expenses:
Mortality and Expense Risk Fee(2)		0.40%
Administrative Charge		0.15%
Total Base Separate Account Annual Expenses		0.55%
Optional Separate Account Annual Expenses:
Return of Premium Death Benefit(3)		0.05%
Annual Step-Up to age 81 Death Benefit(4)		0.20%
Total Separate Account Annual Expenses with Highest Optional Separate Account Expense(5)		0.75%
Optional Rider Fees – No Longer Available for New Sales
Architect Guaranteed Lifetime Withdrawal Benefit	Single Life Option	Joint Life Option
50% Maximum Equity Percentage	0.30%	0.45%
60% Maximum Equity Percentage	0.45%	0.65%
70% Maximum Equity Percentage	0.65%	1.00%
Guaranteed Minimum Income Benefit(6)		0.45%
Additional Death Benefit(7)		0.25%
Additional Death Benefit – Extra(8)		0.60%
Additional Death Distribution – II(9)		0.55%
(1)	If you elect the Initial Payment Guarantee at the time of annuitization, you will pay an additional fee—currently equal to an annual rate of 1.25% of the daily net asset value in the Subaccounts—that is reflected in the amount of the annuity payments that you receive. See Section 10, “Additional Features.”
(2)	The mortality and expense fee shown (0.40%) is for the policy value Death Benefit.
(3)	The fee for the Return of Premium Death Benefit (0.05%) is in addition to the base mortality and expense risk and administrative fees.
(4)	The fee for the Annual Step-Up to Age 81 Death Benefit (0.20%) is in addition to the base mortality and expense risk and administrative fees.

(5)	This reflects the base separate account expenses plus the fee for the Annual Step-Up to Age 81 Death Benefit, but does not include any annual optional rider fees.
(6)	The annual rider fee is 0.45% of the minimum income base and is deducted on the rider anniversary only during the accumulation phase. If you annuitize under the rider, a guaranteed payment fee is deducted. See Appendix G.
(7)	The annual rider fee is 0.25% of the policy value and is deducted on the rider anniversary date. The prorated fee will be charged upon termination. See Appendix H.

(8)	The annual rider fee is 0.60% of the policy value and is deducted on the rider anniversary date. The prorated fee will be charged upon termination. See Appendix I.
(9)	The annual rider fee is 0.55% of the policy value and is deducted on the rider anniversary date. The prorated fee will be charged upon termination. See Section Appendix J.

The next item shows the lowest and highest total operating expenses charged by the portfolios for the year ended December 31, 2016 (before any fee waiver or expense reimbursements). Expenses may be higher or lower in future years. More detail concerning each Portfolio’s fees and expenses is contained in the prospectus for each Portfolio.

Total Portfolio Annual Operating Expenses(1)	Lowest	Highest
Expenses that are deducted from portfolio assets, including management fees, distribution and/or service 12b-1 fees, and other expenses.	0.15%	1.72%
(1)	The fee table information relating to the Portfolios is for the year ending December 31, 2016 (unless otherwise noted) and was provided to TPLIC by the underlying funds, their investment advisors or managers, and TPLIC has not and cannot independently verify the accuracy or completeness of such information. Actual future expenses of the Portfolios may be greater or less than those shown in the Table. “Gross” expense figures do not reflect any fee waivers or expense reimbursements. Actual expenses may have been lower than those shown in the Table.

EXAMPLE(1)

The following examples are intended to help you compare the cost of investing in the policy with the cost of investing in other variable annuity policies. These costs include policy owner transaction expenses, policy fees, Separate Account annual expenses, and Portfolio fees and expenses.

The following example illustrates the highest fees and expenses of any of the Portfolios for the year ended December 31, 2016, and the highest combination of Separate Account expenses that you would incur on a $10,000 Premium Payment over various periods, assuming (1) a 5% annual rate of return; and (2) the Architect Guaranteed Lifetime Withdrawal Benefit and the Additional Death Benefit – Extra (which is no longer available for new sales) have been selected. As noted in the Fee Table, the policy imposes no surrender or withdrawal charges of any kind. Your expenses are identical whether you continue the policy or withdraw the entire value of your policy at the end of the applicable period as a lump sum or under one of the policy’s Annuity Payment Options. The expenses reflect different mortality and expense risk fees depending on which death benefit you select:

	1 Year	3 Years	5 Years	10 Years
Annual Step-Up to Age 81 Death Benefit Option (0.75%)	$410	$1242	$2089	$4275
Return of Premium Death Benefit Option (0.60%)	$395	$1199	$2019	$4148
Policy Value Death Benefit Option (0.55%)	$390	$1184	$1996	$4105

The following example illustrates the highest fees and expenses of any of the Portfolios for the year ended December 31, 2016, and the highest combination of Separate Account expenses that you would incur on a $10,000 Premium Payment over various periods, and assuming (1) a 5% annual rate of return; and (2) no optional riders have been selected. As noted in the Fee Table, the policy imposes no surrender or withdrawal charges of any kind. Your expenses are identical whether you continue the policy or withdraw the entire value of your Policy at the end of the applicable period as a lump sum or under one of the policy’s Annuity Payment Options. The expenses reflect different mortality and expense risk fees depending on which death benefit you select:

	1 Year	3 Years	5 Years	10 Years
Annual Step-Up to Age 81 Death Benefit Option (0.75%)	$250	$771	$1317	$2810
Return of Premium Death Benefit Option (0.60%)	$235	$725	$1242	$2659
Policy Value Death Benefit Option (0.55%)	$230	$710	$1217	$2609
(1)	Different fees and expenses not reflected in the example may be assessed during the income phase of the Policy.

You should not consider this example to be a representation of past or future expenses or performance. Actual expenses may be higher than those shown, subject to the guarantees in the Policy. In addition, your rate of return may be more or less than the 5% assumed in the example. This example does not reflect any premium taxes.

For information concerning compensation paid for sale of the policies, see “Distribution of the policies.”

1. THE ANNUITY POLICY

The Advisor’s Edge® variable annuity is a flexible-premium variable annuity offered by TPLIC. The policy provides a means of investing on a tax-deferred basis in various Portfolios of the underlying mutual funds (the “Portfolios”) and a fixed account. The fixed account offers interest rates that TPLIC guarantees will not decrease during the selected guaranteed period. There may be a different interest rate for each different guaranteed period that you select. The Guaranteed Period Options are the various interest rate periods for the fixed account which TPLIC may offer and into which Premium Payments may be paid or amounts transferred.

Who Should Invest

The policy is intended for long-term investors who want tax-deferred accumulation of funds, generally for retirement, but also for other long-term investment purposes. The tax-deferred feature of the policy is most attractive to investors in high federal and state marginal tax brackets who have exhausted other avenues of tax deferral, such as pre-tax contributions to employer-sponsored retirement or savings plans. There is no additional tax deferral benefit when the Policy is purchased to fund a qualified plan.

Do not purchase this policy if you plan to use it, or any of its riders, for resale, speculation, arbitrage, viatication, or any other type of collective investment scheme. Your policy is not intended or designed to be traded on any stock exchange or secondary market. By purchasing this policy, you represent and warrant that you are not using the policy, or any of its riders for resale, speculation, arbitrage, viatication, or any other type of collective investment scheme.

About the Policy

The Advisor’s Edge® variable annuity is a policy between you, the policy owner, and TPLIC, the issuer of the policy. (For Policies issued before the date of this prospectus – Owners of policy Number NA103 should also refer to Appendix C; and owners of Policy Number AV515 101 130 600 should refer to Appendix D, for further information about specific policy features.)

The policy provides benefits in two distinct phases: accumulation and income.

Accumulation Phase

The Accumulation Phase starts when you purchase your policy and ends immediately before the Annuity Commencement Date, when the Income Phase starts. During the Accumulation Phase, you choose to allocate your investment in the policy among the various available Portfolios and the fixed account. The Policy is a variable annuity because the value of your investment in the Subaccounts can go up or down depending on the investment performance of the Subaccounts you choose. You could lose the amount that you allocate to the Subaccounts. The policy is a flexible-premium annuity because after you purchase it, you can make additional investments of at least $500 for Non-Qualified Policies and $25 for Qualified policies until the Income Phase begins; you are not required to make any additional investments. During this phase, you are generally not taxed on earnings from amounts invested unless you make withdrawals.

Other benefits available during the Accumulation Phase include the ability to:

●	Make transfers among your investment choices without current tax consequences. (See Transfers Among the Subaccounts and the Fixed Account)
●	Withdraw all or part of your money with no surrender penalty charged by TPLIC, although you may incur income taxes and a 10% penalty tax and Excess Interest Adjustment. (See ACCESS TO YOUR MONEY - Full and Partial Withdrawals.)

Income Phase

During the Income Phase, you receive regular annuity payments. The amount of these payments is based in part on the amount of money accumulated under your policy and the Annuity Payment Option you select. The Annuity Payment Options are explained at ANNUITY PAYMENTS.

At your election, payments can be either variable or fixed. If variable, the payments rise or fall depending on the investment performance of the Subaccounts you choose. However, if you annuitize under the Initial Payment Guarantee, then you will receive stabilized annuity payments that will never be less than a percentage of your initial annuity payment. There is an extra charge for this rider. If fixed, the payment amounts are level.

Annuity payments are available in a wide variety of options, including payments over a specified period or for life (for either a single life or joint lives), with or without a guaranteed number of payments.

The Separate Account

When you purchase a policy, money you have allocated to the Subaccounts is deposited into TPLIC’s Separate Account VA CC. The Separate Account contains a number of Subaccounts that invest exclusively in shares of the corresponding Portfolios. The investment performance of each Subaccount is linked directly to the investment performance of one of the Portfolios. Assets in the Separate Account belong to TPLIC, but are accounted for separately from TPLIC’s other assets and can be used only to satisfy its obligations to policy owners.

2.  PURCHASE

Application and Issuance of Policies

To invest in the Advisor’s Edge® variable annuity, you should send a completed application and your initial Premium Payment to the address indicated on the application. TPLIC will issue a policy only if the Annuitant and Joint Annuitant are 85 years of age or younger and the owner and annuitant have an immediate familial relationship.

If the application and any other required documents are received in good order, TPLIC will issue the Policy and will credit the initial Premium Payment within two Business Days after receipt. (A Business Day is any day that the New York Stock Exchange is open for regular trading.) Along with the policy, TPLIC will also send a Variable Annuity Confirmation form, which you should complete, sign, and return in accordance with its instructions.

If TPLIC cannot credit the initial Premium Payment because the application or other required documentation is incomplete, TPLIC will contact the applicant or applicant’s financial intermediary, explaining the reason for the delay. TPLIC will refund the initial Premium Payment within five Business Days unless the applicant consents to TPLIC holding the initial Premium Payment up to 30 days. We must receive your consent prior to market close on the fifth market day after receipt of the Premium Payment. TPLIC will credit your payment within two business days after your information is both complete and in good order. If your information is not received in good order within 30 days of our receipt of your consent, then it will be returned.

Qualified Policy

In addition to Non-Qualified Policies, TPLIC also offers the Advisor’s Edge® as a Qualified policy. Note that Qualified policies contain certain other restrictive provisions limiting the timing of payments to and distributions from the Qualified policy.

When the term “Qualified policy” is used in this prospectus we mean a policy that qualifies as a tax sheltered annuity or an individual retirement annuity under Section 403(b), 408(b), or 408A of the Internal Revenue Code. Pursuant to new tax regulations, starting January 1, 2009 the policy is not available for purchase under a 403(b) plan and we do not accept additional premiums or transfers to existing 403(b) policies.

Premium Payments

A Premium Payment is any amount you use to buy or add to the policy. A Premium Payment may be reduced by any applicable premium tax. In that case, the resulting amount is called a net Premium Payment. The initial net Premium Payment is credited to the policy within two Business Days of receipt (in good order) of the Premium Payment, application and other required documents.

A Few Things to Keep in Mind Regarding Premium Payments

●	The minimum initial Premium Payment for a Non-Qualified policy is $10,000 (including anticipated premium from 1035 exchanges as indicated on your application or electronic order form).
●	The minimum initial Premium Payment for a Qualified policy is $1,000 (including anticipated premium from transfers or rollovers as indicated on your application or electronic order form).
●	You must obtain prior company approval to purchase a policy with an amount less than the stated minimum.
●	We do not accept cash. We reserve the right to not accept third party checks. A third party check is a check that is made payable to one person who endorses it and offers it as payment to a second person. Checks should normally be payable to Transamerica Premier Life Insurance Company, however, in some circumstances, at our discretion we may accept third party checks that are from rollovers or transfers from other financial institutions. Any third party checks not accepted by TPLIC will be returned.
●	We reserve the right to reject or accept any form of payment. Any unacceptable forms of payment will be returned.
●	You may make additional Premium Payments at any time during the Accumulation Phase and while the Annuitant or Joint Annuitant, if applicable, is living. Additional Premium Payments must be at least $500 for Non-Qualified policies. Additional Premium Payments must be at least $25 for Qualified policies.
●	Additional Premium Payments received (in good order) before the close of the New York Stock Exchange (usually 4:00 p.m. Eastern time) are credited to the policy as of the close of business that same day.
●	For issue ages 0 – 80, we reserve the right to reject cumulative Premium Payments over $1,000,000 (if riders are attached) and $2,000,000 (if riders are not attached) (this includes subsequent Premium Payments) for policies with the same owner or same annuitant issued by us or an affiliate. For issue ages over 80, we reserve the right to reject cumulative Premium Payments over $500,000 (if riders are attached) and $1,000,000 (if riders are not attached) (this includes subsequent Premium Payments) for policies with the same owner or same annuitant issued by us or an affiliate. We reserve the right to refuse any Additional Premiums in excess of these limits, and if you do not obtain prior approval for Additional Premiums in excess of the dollar amounts listed above, the business will be deemed not in good order.
●	Your initial net Premium Payment will be invested on the policy date among the Subaccounts selected in your application. See Allocation of Premium Payments, below, for more information.

The date on which the policy is issued is called the policy date. A policy anniversary is any anniversary of the policy date. A policy year is a period of twelve months starting with the policy date or any policy anniversary.

There may be delays in our receipt of applications that are outside of our control. Any such delays will affect when your policy can be issued and your Premium Payment(s) allocated among your investment choices.

Purchasing by Wire

For wiring instructions, please contact our Administrative Office at 800-525-6205.

Allocation of Premium Payments

You specify on the application what portion of your Premium Payments you want to be allocated among which Subaccounts and which Guaranteed Period Options. You may allocate your Premium Payments to one or more Subaccounts or to any of the Guaranteed Period Options. All allocations you make to the Subaccounts must be in whole-number percentages totaling 100%. TPLIC reserves the right to refuse any Premium Payment.

You may change allocations for future additional premium payments by sending written instructions to our Administrative Office, or by telephone, or other electronic means acceptable to us, subject to the limitations described in ADDITIONAL FEATURES – Telephone and Electronic Transactions, or any other means acceptable to us. The allocation change will apply to premium payments received on or after the date we receive the change request in good order.

WHAT’S MY POLICY WORTH TODAY?

Policy Value

The policy value of your policy is the value of all amounts accumulated under the policy during the Accumulation Phase (similar to the current market value of a mutual fund account). When the policy is opened, the policy value is equal to your initial net Premium Payment. On any Business Day thereafter, the policy value equals the policy value from the previous Business Day, plus –

●	any additional net Premium Payments credited
●	any increase in the policy value attributable to investment results of the Subaccount(s) you selected and the interest credited to the Guaranteed Period Options minus –

●	any decrease in the policy value attributable to investment results of the Subaccount(s) you selected
●	the daily Mortality and Expense Risk Fee
●	the daily Administrative Charge
●	the Annual policy Service Charge and any rider charges, if applicable
●	any withdrawals (including the net effect of any applicable Excess Interest Adjustments on such withdrawals)
●	any charges for Transfers made after the first twelve in a policy year
●	any Premium Taxes that occur during the Valuation Period.

(The Cash Value, which is what you receive if you fully withdraw (i.e., surrender) your policy, is the policy value plus or minus any applicable Excess Interest Adjustment, and minus certain fees and charges.)

The Valuation Period is any period between two successive Business Days beginning at the close of business of the first Business Day (generally 4:00 p.m. Eastern time) and ending at the close of business of the next Business Day.

You should expect the policy value of your policy to change from Valuation Period to Valuation Period.

An Accumulation Unit is a measure of your ownership interest in the policy during the Accumulation Phase. When you allocate your net Premium Payments to a selected Subaccount, TPLIC will credit a certain number of Accumulation Units to your policy. TPLIC determines the number of Accumulation Units it credits by dividing the dollar amount you have allocated to a Subaccount by the Accumulation Unit Value for that Subaccount as of the end of the Valuation Period in which the payment is credited. Each Subaccount has its own Accumulation Unit Value (similar to the share price (net asset value) of a mutual fund). The Accumulation Unit Value varies each Valuation Period with the net rate of return of the Subaccount. The net rate of return reflects the performance of the Subaccount for the Valuation Period and is net of asset charges to the Subaccount. The policy value in each Subaccount equals the number of Accumulation Units in the Subaccount multiplied by the Accumulation Unit Value for that Subaccount.

All dividends and capital gains earned will be reinvested and reflected in the Accumulation Unit Value.

3.  INVESTMENT CHOICES

The Advisor’s Edge® variable annuity offers you a means of investing in various Portfolios offered by different investment companies (by investing in corresponding subaccounts) and a fixed account. The companies that provide investment advice and administrative services for the Portfolios offered through this policy are listed in Appendix A: Portfolios Associated with the Subaccounts. For information about the fixed account and the Guaranteed Period Options, see The Fixed Account.

There is no assurance that a Portfolio will achieve its stated objective.

The general public may invest in the Portfolios only through certain insurance policies and qualified plans. The investment objectives and policies of the Portfolios may be similar to those of certain publicly available funds or portfolios. You should not expect the investment results of the Portfolios to be the same as those of publicly available funds and portfolios.

Additional information regarding the investment objectives and policies of the Portfolios and the investment advisory services, total expenses, and charges can be found in the current prospectuses for the corresponding Funds. You should read the prospectuses for the Portfolios carefully before you invest.

Note: If you received a summary prospectus for any of the Portfolios listed below, please follow the instructions on the first page of the summary prospectus to obtain a copy of the full fund prospectus.

You can obtain prospectuses for the Portfolios by calling or writing to our Administrative Office.

Selection of Underlying Portfolios

The underlying portfolios offered through this product are selected by TPLIC, and TPLIC may consider various factors, including, but not limited to, asset class coverage, the strength of the adviser’s or sub-adviser’s reputation and tenure, brand recognition, performance, and the capability and qualification of each investment firm. Another factor that we may consider is whether the underlying portfolio or its service providers (e.g., the investment adviser or sub-advisers) or its affiliates will make payments to us or our affiliates. For additional information about these arrangements, see “Revenue We Receive.” We review the portfolios periodically and may remove a portfolio, or limit its availability to new premiums and/or transfers of cash value if we determine that a portfolio no longer satisfies one or more of the selection criteria, and/or if the portfolio has not attracted significant allocations from owners. We have included the Transamerica Series Trust (“TST”) portfolios at least in part because they are managed by one of our affiliates, Transamerica Asset Management, Inc. (“TAM”).

You are responsible for choosing the portfolios, and the amounts allocated to each, that are appropriate for your own individual circumstances and your investment goals, financial situation, and risk tolerance. Because you bear the investment risk, you should carefully consider decisions you make regarding your investment allocations. Note: Certain Portfolios have similar names. It is important that you state or write the full name of the Portfolio to which you wish to direct your allocation when you submit an allocation request. Failure to do so may result in a delay of a requested allocation amount being credited to the Subaccount.

In making your investment selections, we encourage you to thoroughly investigate all of the information regarding the portfolios that is available to you, including each fund’s prospectus, statement of additional information and annual and semi/annual reports. Other sources such as the Fund’s website or newspapers and financial and other magazines provide more current information, including information about any regulatory actions or investigations relating to a Fund or portfolio. After you select portfolios for your initial premium, you should monitor and periodically re-evaluate your allocations to determine if they are still appropriate.

You bear the risk of any decline in the value of your policy resulting from the performance of the portfolios you have chosen.

We do not recommend or endorse any particular portfolio and we do not provide investment advice.

We do not guarantee that any Subaccounts will always be available for Premium Payments, allocations, or transfers.

We also reserve the right to limit the number of Subaccounts you are invested in at any one time.

Addition, Deletion or Substitution of Investments

TPLIC cannot and does not guarantee that any of the subaccounts will always be available for Premium Payments, allocations or transfers. TPLIC retains the right, subject to any applicable law, to make certain changes in the separate account and its investments. TPLIC reserves the right to eliminate the shares of any portfolio held by a subaccount and to substitute shares of another portfolio of the underlying funds, or of another registered open-end management investment company for the shares of any portfolio, if the shares of the portfolio are no longer available for investment or if, in the judgment of TPLIC, investment in any portfolio would be inappropriate in view of the purposes of the separate account. To the extent required by the 1940 Act, as amended, substitutions of shares attributable to your interest in a subaccount will not be made without prior notice to you and the prior approval of the Securities and Exchange Commission (“SEC”). Nothing contained herein shall prevent the separate account from purchasing other securities for other series or classes of variable annuities, or from affecting an exchange between series or classes of variable annuities on the basis of your requests.

New subaccounts may be established when, in the sole discretion of TPLIC, marketing, tax, investment or other conditions warrant. Any new subaccounts may be made available to existing owners on a basis to be determined by TPLIC. Each additional subaccount will purchase shares in a mutual fund portfolio or other investment vehicle. TPLIC may also eliminate one or more subaccounts if, in its sole discretion, marketing, tax, investment or other conditions warrant such change. In the event any subaccount is eliminated, TPLIC will notify you and request reallocation of the amounts invested in the eliminated subaccount.

Similarly, TPLIC may, at its discretion, close a subaccount to new investments. Any subsequent Premium Payments (including dollar cost averaging transactions) or transfers (including asset rebalance program transactions) into a closed subaccount will be re-allocated to the remaining available investment choices according to the investment allocation instructions you previously provided. If your previous investment allocation instructions do not include any available investment choices, TPLIC will require new instructions. If TPLIC does not receive new instructions, the requested transaction will be canceled and any Premium Payment will be returned. Under asset rebalance programs the value remaining in the closed subaccount will be excluded from any future rebalancing. The value of the closed subaccount will continue to fluctuate due to portfolio performance, and may exceed the original rebalance percentages you requested. As you consider your overall investment strategy within your policy, you should also consider whether or not to re-allocate the value remaining in the closed subaccount to another investment choice. If you decide to re-allocate the value of the closed subaccount, you will need to provide us with instructions to achieve your goal. Under certain situations involving annuitizations (e.g., policy reached maximum annuity commencement date) if an investment choice is closed to new investment, the amount that would have been allocated thereto will instead be used to purchase annuity units pro-rata in the other investment choices you have purchased annuity units in and which are open to new investment. Moreover, in certain situations involving death benefit adjustments for continued policies, if an investment choice is closed to new investment, the amount that would have been allocated thereto will instead be allocated pro-rata to the other investment choices you have value allocated to and which are open to new investment.

In the event of any such substitution or change, TPLIC may, by appropriate endorsement, make such changes in the policy as may be necessary or appropriate to reflect such substitution or change. Furthermore, if deemed to be in the best interests of persons having voting rights under the policies, the separate account may be (i) operated as a management company under the 1940 Act or any other form permitted by law, (ii) deregistered under the 1940 Act in the event such registration is no longer required or (iii) combined with one or more other separate accounts.

To the extent permitted by applicable law, TPLIC also may (i) transfer the assets of the separate account associated with the policies to another account or accounts, (ii) restrict or eliminate any voting rights of owners or other persons who have voting rights as to the separate account, (iii) create new separate accounts, (iv) add new subaccounts to or remove existing subaccounts, or (v) add new underlying fund portfolios, or substitute a new fund for an existing fund.

The Fixed Account

Premium Payments allocated and amounts transferred to the fixed account become part of TPLIC’s general account. Interests in the general account have not been registered under the Securities Act of 1933, nor is the general account registered as an investment company under the 1940 Act. Accordingly, neither the general account nor any interests therein are generally subject to the provisions of the 1933 and 1940 Acts. TPLIC has been advised that the staff of the SEC has not reviewed the disclosures in this prospectus which relate to the fixed account.

While we do not guarantee that the fixed account will always be available for new investment, we do guarantee that the interest credited to the fixed account will not be less than the guaranteed minimum effective annual interest rate shown on your policy (the “guaranteed minimum”). We determine credited rates, which are guaranteed for at least one year, in our sole discretion. You bear the risk that we will not credit interest greater than the guaranteed minimum. At the end of the Guaranteed Period Option you selected, the value in the Guaranteed Period Option will automatically be transferred into a new Guaranteed Period Option of the same length (or the next shorter period if the same period is no longer offered) at the current interest rate for that period. You can transfer to another investment choice by giving us notice within 30 days before the end of the expiring guaranteed period.

Full and partial surrenders and transfers from a Guaranteed Period Option of the fixed account are subject to an Excess Interest Adjustment (except at the end of the guaranteed period). This adjustment will also be made to amounts that you apply to an annuity payment option. This adjustment may increase or decrease the amount of interest credited to your policy. The Excess Interest Adjustment will not decrease the interest credited to your policy below the guaranteed minimum, however.

We also guarantee that upon full surrender your Cash Value attributable to the fixed account will not be less than the amount required by the applicable nonforfeiture law at the time the policy is issued. If you select the fixed account, your money will be placed with TPLIC’s other general assets. The amount of money you are able to accumulate in the fixed account during the Accumulation Phase depends upon the total interest credited. The amount of annuity payments you receive during the Income Phase from the fixed portion of your policy will remain level for the entire Income Phase.

We reserve the right to refuse any Premium Payment or transfer to the fixed account.

Transfers Among the Subaccounts and the Fixed Account

Should your investment goals change, you may make transfers of money among the Subaccounts and the Fixed Account, subject to limitations described above which we reserve the right to impose, and the following conditions:

●	You may make requests for transfers in writing, by telephone or any other means acceptable to TPLIC. TPLIC will process requests it receives in good order before the close of the New York Stock Exchange (usually 4:00 p.m. Eastern time) at the close of business that same day. Requests received after the close of the New York Stock Exchange are processed the next Business Day.
●	The minimum amount you may transfer from a Subaccount is $500 (unless the policy value in a Subaccount is less than $500).
●	TPLIC does not currently charge a fee for transfers among the Subaccounts, although it reserves the right to charge a $10 fee for Transfers in excess of 12 per policy year.
●	Transfers out of a Guaranteed Period Option of the fixed account are limited to the following:
●	Within 30 days before the end of the guaranteed period you must notify us that you wish to transfer the amount in that Guaranteed Period Option to another investment choice. No Excess Interest Adjustment will apply.
●	Transfers of amounts equal to interest credited. This may affect your overall interest-crediting rate, because transfers are deemed to come from the oldest Premium Payment first.
●	Other than at the end of a guaranteed period, transfers of amounts from the Guaranteed Period Option (in excess of interest credited), are subject to an Excess Interest Adjustment. If the adjustment is negative, then the maximum amount you can transfer is 25% of the amount in that Guaranteed Period Option, less any previous transfers during the current policy year. (Note: This restriction may prolong the period of time it takes to transfer the full amount in a Guaranteed Period Option of The Fixed Account. You should carefully consider whether investment in The Fixed Account meets your needs and investment criteria.) If the adjustment is positive, then we do not limit the amount that you can transfer.
●	Transfers of the Guaranteed Period Option amounts equal to interest credited must be at least $50.

●	Outside of the transfers associated to the dollar cost averaging program there are no transfers permitted out of the Dollar Cost Averaging Fixed Account Option except by terminating the dollar cost averaging program.

Market Timing and Disruptive Trading

Statement of policy. This variable annuity was not designed to accommodate market timing or frequent or large transfers among the subaccounts or between the subaccounts and the fixed account. (Both frequent and large transfers may be considered disruptive.)

Market timing and disruptive trading can adversely affect you, other owners, beneficiaries and underlying fund portfolios. The adverse effects may include: (1) dilution of the interests of long-term investors in a subaccount if purchases or transfers into or out of an underlying fund portfolio are made at prices that do not reflect an accurate value for the underlying fund portfolio’s investments (some market timers attempt to do this through methods known as “time-zone arbitrage” and “liquidity arbitrage”); (2) an adverse effect on portfolio management, such as (a) impeding a portfolio manager’s ability to seek or sustain an investment objective; (b) causing the underlying fund portfolio to maintain a higher level of cash than would otherwise be the case; or (c) causing an underlying fund portfolio to liquidate investments prematurely (or otherwise at an inopportune time) in order to pay withdrawals or transfers out of the underlying fund portfolio; and (3) increased brokerage and administrative expenses. These costs are borne by all owners invested in those subaccounts, not just those making the transfers.

We have developed policies and procedures with respect to market timing and disruptive trading (which vary for certain subaccounts at the request of the corresponding underlying fund portfolios) and we do not make special arrangements or grant exceptions to accommodate market timing or potentially disruptive trading. As discussed herein, we cannot detect or deter all market timing or potentially disruptive trading. Do not invest with us if you intend to conduct market timing or potentially disruptive trading or have concerns about our inability to detect or prevent any such trading.

Detection. We employ various means in an attempt to detect and deter market timing and disruptive trading. However, despite our monitoring we may not be able to detect nor halt all harmful trading. In addition, because other insurance companies (and retirement plans) with different policies and procedures may invest in the underlying fund portfolios, we cannot guarantee that all harmful trading will be detected or that an underlying fund portfolio will not suffer harm from market timing and disruptive trading among subaccounts of variable products issued by these other insurance companies or retirement plans.

Deterrence. If we determine that you or anyone acting on your behalf is engaged in market timing or disruptive trading, we may take one or more actions in an attempt to halt such trading. Your ability to make transfers is subject to modification or restriction if we determine, in our sole opinion, that your exercise of the transfer privilege may disadvantage or potentially harm the rights or interests of other owners (or others having an interest in the variable insurance products). As described below, restrictions may take various forms, but under our current policies and procedures will include loss of expedited transfer privileges. We consider transfers by telephone, fax, overnight mail, or the Internet to be “expedited” transfers. This means that we would accept only written transfer requests with an original signature transmitted to us only by U.S. mail. We may also restrict the transfer privileges of others acting on your behalf, including your registered representative or an asset allocation or investment advisory service.

We reserve the right to reject any premium payment or transfer request from any person without prior notice, if, in our judgment, (1) the premium payment or transfer, or series of premium payments or transfers, would have a negative impact on an underlying fund portfolio’s operations, or (2) if an underlying fund portfolio would reject or has rejected our purchase order or has instructed us not to allow that purchase or transfer, or (3) because of a history of market timing or disruptive trading. We may impose other restrictions on transfers, or even prohibit transfers for any owner who, in our view, has abused, or appears likely to abuse, the transfer privilege on a case-by-case basis. We may, at any time and without prior notice, discontinue transfer privileges, modify our procedures, impose holding period requirements or limit the number, size, frequency, manner, or timing of transfers we permit. Because determining whether to impose any such special restrictions depends on our judgment and discretion, it is possible that some owners could engage in disruptive trading that is not permitted for others. We also reserve the right to reverse a potentially harmful transfer if an underlying fund portfolio refuses or reverses our order; in such instances some owners may be treated differently than others in that some transfers may be reversed and others allowed. For all of these purposes, we may aggregate two or more trades or variable insurance products that we believe are connected by owner or persons engaged in trading on behalf of owners.

In addition, transfers for multiple policies invested in the Transamerica Series Trust underlying fund portfolios which are submitted together may be disruptive at certain levels. At the present time, such aggregated transactions likely will not cause disruption if less than one million dollars total is being transferred with respect to any one underlying fund portfolio (a smaller amount may apply to smaller portfolios). Please note that transfers of less than one million dollars may be disruptive in some circumstances and this general amount may change quickly.

Please note: If you engage a third party investment adviser for asset allocation services, then you may be subject to these transfer restrictions because of the actions of your investment adviser in providing these services.

In addition to our internal policies and procedures, we will administer your variable annuity to comply with any applicable state, federal, and other regulatory requirements concerning transfers. We reserve the right to implement, administer, and charge you for any fee or restriction, including redemption fees, imposed by any underlying fund portfolio. To the extent permitted by law, we also reserve the right to defer the transfer privilege at any time that we are unable to purchase or redeem shares of any of the underlying fund portfolios.

Under our current policies and procedures, we do not:

●	impose redemption fees on transfers; or

●	expressly limit the number or size of transfers in a given period except for certain subaccounts where an underlying fund portfolio has advised us to prohibit certain transfers that exceed a certain size; or

●	provide a certain number of allowable transfers in a given period.

Redemption fees, transfer limits, and other procedures or restrictions imposed by the underlying funds or our competitors may be more or less successful than ours in deterring market timing or other disruptive trading and in preventing or limiting harm from such trading.

In the absence of a prophylactic transfer restriction (e.g., expressly limiting the number of trades within a given period or limiting trades by their size), it is likely that some level of market timing and disruptive trading will occur before it is detected and steps taken to deter it (although some level of market timing and disruptive trading can occur despite the imposition of a prophylactic transfer restriction). As noted above, we do not impose a prophylactic transfer restriction and, therefore, it is likely that some level of market timing and disruptive trading will occur before we are able to detect it and take steps in an attempt to deter it.

Please note that the limits and restrictions described herein are subject to our ability to monitor transfer activity. Our ability to detect market timing or disruptive trading may be limited by operational and technological systems, as well as by our ability to predict strategies employed by owners (or those acting on their behalf ) to avoid detection. As a result, despite our efforts to prevent harmful trading activity among the variable investment options available under this variable insurance product, there is no assurance that we will be able to detect or deter market timing or disruptive trading by such owners or intermediaries acting on their behalf. Moreover, our ability to discourage and restrict market timing or disruptive trading may be limited by decisions of state regulatory bodies and court orders that we cannot predict.

Furthermore, we may revise our policies and procedures in our sole discretion at any time and without prior notice, as we deem necessary or appropriate (1) to better detect and deter harmful trading that may adversely affect other owners, other persons with material rights under the variable insurance products, or underlying fund shareholders generally, (2) to comply with state or federal regulatory requirements, or (3) to impose additional or alternative restrictions on owners engaging in market timing or disruptive trading among the investment options under the variable insurance product. In addition, we may not honor transfer requests if any variable investment option that would be affected by the transfer is unable to purchase or redeem shares of its corresponding underlying fund portfolio.

Underlying Fund Portfolio Frequent Trading policies. The underlying fund portfolios may have adopted their own policies and procedures with respect to frequent purchases and redemptions of their respective shares. Underlying fund portfolios may, for example, assess a redemption fee (which we reserve the right to collect) on shares held for less than a certain period of time. The prospectuses for the underlying fund portfolios describe any such policies and procedures. The frequent trading policies and procedures of an underlying fund portfolio may be different, and more or less restrictive, than the frequent trading policies and procedures of other underlying fund portfolios and the policies and procedures we have adopted for our variable insurance products to discourage market timing and disruptive trading. Owners should be aware that we do not monitor transfer requests from owners or persons acting on behalf of owners against, nor do we apply, the frequent trading policies and procedures of the respective underlying fund portfolios that would be affected by the transfers.

Owners should be aware that we are required to provide to an underlying fund portfolio or its payee, promptly upon request, certain information about the trading activity of individual owners, and to restrict or prohibit further purchases or transfers by specific owners or persons acting on their behalf, identified by an underlying fund portfolio as violating the frequent trading policies established for the underlying fund portfolio.

Omnibus Orders. Owners and other persons with material rights under the variable insurance products also should be aware that the purchase and redemption orders received by the underlying fund portfolios generally are “omnibus” orders from intermediaries such as retirement plans and separate accounts funding variable insurance products. The omnibus orders reflect the aggregation and netting of multiple orders from individual retirement plan participants and individual owners of variable insurance products. The omnibus nature of these orders may limit the underlying fund portfolios’ ability to apply their respective frequent trading policies and procedures. We cannot guarantee that the underlying fund portfolios will not be harmed by transfer activity relating to the retirement plans or other insurance companies that may invest in the underlying fund portfolios. These other insurance companies are responsible for their own policies and procedures regarding frequent transfer activity. If their policies and procedures fail to successfully discourage harmful transfer activity, it may affect other owners of underlying fund portfolio shares, as well as the owners of all of the variable annuity or life insurance policies, including ours, whose variable investment options correspond to the affected underlying fund portfolios. In addition, if an underlying fund portfolio believes that an omnibus order we submit may reflect one or more transfer requests from owners engaged in market timing or disruptive trading, the underlying fund portfolio may reject the entire omnibus order and thereby delay or prevent us from implementing your request.

Investment Restrictions

If you elect certain optional riders, you will be subject to investment restrictions requiring you to invest in certain underlying fund portfolios, known as designated investment options. In the future, we may change the investment restrictions.

One or more of the underlying fund portfolios that may be designated investment options under each optional rider, in part, may include a volatility control strategy. Volatility control strategies, in periods of high market volatility, could limit your participation in market gains; this may conflict with your investment objectives by limiting your ability to maximize potential growth of your policy value and, in turn, the value of any guaranteed benefit that is tied to investment performance. Volatility control strategies are intended to help limit overall volatility and reduce the effects of significant market downturns during periods of high market volatility, providing policy owners with the opportunity for smoother performance and better risk adjusted returns. Volatility control (and similar terms) can encompass a variety of investment strategies of different types and degrees; therefore, you should read the applicable annuity and underlying fund portfolio prospectuses carefully to understand how these investment strategies may affect your policy value and rider benefits. Our requirement to invest in accordance with designated investment options, which may include volatility control, may reduce our costs and risks associated with this rider. You pay an additional fee for the rider benefits which, in part, pay for protecting the rider benefit base from investment losses. Since the rider benefit base does not decrease as a result of investment losses, volatility control strategies might not provide meaningful additional benefit to you. You should carefully evaluate with your financial advisor whether to invest in underlying fund portfolios with volatility control strategies, taking into consideration the potential positive or negative impact that such strategy may have on your investment objectives, your policy value and the benefits under the riders. If you determine that funds with volatility control strategies are not consistent with your investment objectives, there continues to be other designated investment options available under the riders that do not invest in funds that utilize volatility control strategies.

For more information about the underlying fund portfolios and the investment strategies they employ, please refer to the underlying fund portfolios’ current prospectuses.

4.  PERFORMANCE

The Company periodically advertises performance of the various subaccounts. Performance figures might not reflect charges for options, riders, or endorsements. We may disclose at least three different kinds of performance. First, we may calculate performance by determining the percentage change in the value of an accumulation unit by dividing the increase (decrease) for that unit by the value of the accumulation unit at the beginning of the period. This performance number reflects the deduction of the mortality and expense risk fees and administrative charges. It does not reflect the deduction of any applicable premium taxes, or fees for any optional riders or endorsements. Any such deduction would reduce the percentage increase or make greater any percentage decrease.

Second, advertisements may also include total return figures, which reflect the deduction of the mortality and expense risk fees and administrative charges. These figures will also reflect the premium enhancement, if any.

Third, for certain investment portfolios, performance may be shown for the period commencing from the inception date of the investment portfolio (i.e., before commencement of subaccount operations). These figures should not be interpreted to reflect actual historical performance of the subaccounts.

Not all types of performance data presented reflect all of the fees and charges that may be deducted (such as fees for optional benefits); performance figures would be lower if these charges were included.

5. EXPENSES

There are charges and expenses associated with the policy that reduce the return on your investment in the policy.

Excess Interest Adjustment

Withdrawals from the fixed account may be subject to an Excess Interest Adjustment. This adjustment could retroactively reduce the interest credited in the fixed account to the guaranteed minimum or increase the amount credited. This adjustment may also be made to amounts applied to an Annuity Payment Option. See “Excess Interest Adjustment” in the Statement of Additional Information.

Transfer Fee

You are generally allowed to make 12 free transfers per policy year before the Annuity Commencement Date. If you make more than 12 transfers per policy year, we reserve the right to charge $10 for each additional transfer. Premium Payments, asset rebalancing and dollar cost averaging transfers are not considered transfers for the purpose of assessing a transfer fee. All transfer requests made at the same time are treated as a single transfer.

Special Service Fees

We will deduct a charge for special services you request.

Annual Policy Service Charge

We reserve the right to assess an Annual policy Service Charge of up to $30 (but no more than 2% of your policy Value at the time of deduction) for policy administrative expenses. We will not assess this charge on your policy if (1) the sum of all Premium Payments less the sum of all withdrawals taken is at least $50,000; or (2) your policy Value equals or exceeds $50,000.

Mortality and Expense Risk Fee

TPLIC charges a fee as compensation for bearing certain mortality and expense risks under the Policy. The annual charge is assessed daily based on the net assets of the Separate Account. The annual Mortality and Expense Risk Fee is dependent on the death benefit option you select on the application. For the Policy Value Death Benefit Option, the mortality and expense risk fee is at an annual rate of 0.40%. For the Return of Premium Death Benefit Option, the mortality and expense risk fee is at an annual rate of 0.45%. For the Annual Step-Up to age 81 Death Benefit Option, the mortality and expense risk fee is at an annual rate of 0.60%. During the income phase, the mortality and expense risk and administrative fee is at an annual rate of 0.55%.

We guarantee that the annual charge described above will not increase. If the charge is more than sufficient to cover actual costs or assumed risks, any excess will be added to TPLIC’s surplus. If the charges collected under the Policy are not enough to cover actual costs or assumed risks, then TPLIC will bear the loss. We expect to profit from this charge. We may use any profit for any proper purpose, including distribution expenses.

A Closer Look At The Mortality and Expense Risk Fee

TPLIC assumes mortality risk in two ways. First, where Policy Owners elect an Annuity Payment Option under which TPLIC guarantees a number of payments over a life or joint lives, TPLIC assumes the risk of making monthly annuity payments regardless of how long all Annuitants may live. Second, TPLIC assumes mortality risk in guaranteeing a minimum Death Benefit in the event the Annuitant dies during the Accumulation Phase.

The expense risk that TPLIC assumes is that the charges collected for administrative expenses, which are based on rates that are guaranteed not to increase above rates shown for the life of the Policy, may not cover the actual costs of issuing and administering the Policy.

Administrative Charge

TPLIC assesses each policy an annual Administrative Charge to cover the cost of issuing and administering each Policy and of maintaining the Separate Account. The Administrative Charge is assessed daily at a rate equal to 0.15% annually of the net asset value of the Separate Account.

Premium Taxes

Some states assess premium taxes on the Premium Payments that you make. We currently do not deduct for these taxes at the time you make a Premium Payment. However, we will deduct the total amount of premium taxes, if any, from the policy value when:

●	you begin receiving annuity payments;
●	you surrender the policy; or
●	a death benefit is paid.

Initial Payment Guarantee

If you elect the Initial Payment Guarantee at the time of annuitization, then there is a fee (during the income phase) currently at an annual rate of 1.25% of the daily net asset value in the Subaccounts. The fee may be higher or lower at the time you annuitize and elect the rider.

Life with Emergency Cash® Surrender Charge

If you select the Life with Emergency Cash® annuity payment option, then you can surrender your policy even after annuity payments have begun. However, there is a surrender charge during the first four years after the Annuity Commencement Date. The following schedule shows the current surrender charge:

Number of years Since Annuity Commencement Date	Surrender Charge (as a percentage of adjusted policy value)
0-1	4%
1-2	3%
2-3	2%
3-4	1%
4 or more	0%

We can change the surrender charge, and you will be subject to whatever surrender schedule is in effect at the time you annuitize under the Life with Emergency Cash® annuity payment option.

Note carefully the following three things about this surrender charge:

●	this surrender charge is measured from the Annuity Commencement Date and not from the Premium Payment date;
●	this charge is a percentage of the Adjusted Policy Value applied to the Life with Emergency Cash® annuity payment option, and not a percentage of premium; and
●	under this payment option, there is no surrender charge free amount.

Portfolio Expenses

The value of the assets in the Separate Account will reflect the fees and expenses paid by the Portfolios. The lowest and highest Portfolio expenses for the previous calendar year are found in the “Fee Table” section of this prospectus. See the prospectuses for the underlying fund Portfolios for more information.

Revenue We Receive

This prospectus describes generally the payments that we (and/or our affiliates) may directly or indirectly receive from the Portfolios, their advisers, subadvisers, distributors or affiliates thereof, in connection with certain administrative, marketing and other support services we (and/or our affiliates) provide and expenses we incur in offering and selling our variable insurance products. These arrangements are described further below. While only certain of the types of payments described below may be made in connection with your particular policy, all such payments may nonetheless influence or impact actions we (and/or our affiliates) take, and recommendations we (and our affiliates) make, regarding each of the variable insurance products that we (and our affiliates) offer, including your policy.

We (and/or our affiliates) may receive some or all of the following types of payments:

●	Rule 12b-1 Fees. We and/or our affiliate, Transamerica Capital, Inc. (“TCI”) who is the principal underwriter for the policies, indirectly receive 12b-1 fees from certain funds available as investment choices under our variable insurance products. Any 12b-1 fees received by TCI that are attributable to our variable insurance products are then credited to us. These fees range from 0.00% to 0.25% of the average daily assets of the certain underlying fund portfolios attributable to the policies and to certain other variable insurance products that we and our affiliates issue.
●	Administrative, Marketing and Support Service Fees (“Support Fees”). As noted above, an investment adviser, sub-adviser, administrator and/or distributor (or affiliates thereof) of the underlying fund portfolios may make payments to us and/or our affiliates, including TCI. These payments may be derived, in whole or in part, from the profits the investment advisor or sub-advisor realized on the advisory fee deducted from underlying fund portfolio assets. Policy owners, through their indirect investment in the underlying fund portfolios, bear the costs of these advisory fees (see the prospectuses for the underlying funds for more information). The amount of the payments we (or our affiliates) receive is generally based on a percentage of the assets of the particular underlying fund portfolios attributable to the policy and to certain other variable insurance products that our affiliates and we issue. These percentages differ and the amounts may be significant. Some advisers or sub-advisers (or other affiliates) pay us more than others.

The following chart provides the maximum combined percentages of Support Fees and underlying fund portfolio fees (i.e. sub-transfer agent, Rule12b-1, and Shareholder Services) that we anticipate will be paid to us on an annual basis. Please Note: Some of the underlying funds listed in the chart below may not currently be available under your policy:

Incoming Payments to TPLIC and/or TCI
Fund	Maximum Fee % of assets
AB Variable Products Series Fund, Inc.	0.25%
Columbia Funds Variable Insurance Trust	0.40%
DFA Investment Dimensions Group Inc.	0.00%
The Dreyfus Sustainable U.S. Equity Portfolio, Inc.	0.55%
Dreyfus Variable Investment Fund	0.55%
Federated Insurance Series	0.25%
Fidelity Variable Insurance Products Fund	0.10%
Nationwide Variable Insurance Trust	0.25%
Transamerica Series Trust	0.00%
Vanguard Variable Insurance Fund	0.00%
Wanger Advisors Trust	0.15%
Wells Fargo Advantage Variable Trust Funds	0.00%

NOTES TO INCOMING PAYMENTS TABLE:

Maximum Fee % of Assets: Payments are based on a percentage of the average assets of each Portfolio owned by the Subaccounts available under this Policy and under certain other variable insurance products offered by our affiliates and us. We and/or TCI may continue to receive 12b-1 fees and administrative fees on funds invested in Subaccounts that are closed to new investments, depending on the terms of the agreements supporting those payments and on the services provided.

Transamerica Series Trust (“TST”): Because TST is managed by our affiliate Transamerica Asset Management, Inc. (“TAM”), an affiliate of ours, there are additional benefits to us and our affiliates for amounts you allocate to the TST underlying fund Portfolios, in terms of our and our affiliates’ overall profitability. These additional benefits may be significant. Payments or other benefits may be received from TAM. Such payments or benefits may be entered into for a variety of purposes, such as to allocate resources to us to provide administrative services to the policyholders who invest in subaccounts that invest in the TST underlying fund portfolios. These payments or benefits may take the form of internal credits, recognition, or cash payments. A variety of financial and accounting methods may be used to allocate resources and profits to us. Additionally, if a TST portfolio is sub-advised by an entity that is affiliated with us, we may retain more revenue than on those TST portfolios that are sub-advised by non-affiliated entities. During 2016 we received $11,390,101.53 in benefits from TAM pursuant to these arrangements. We anticipate receiving comparable amounts in the future.

Fidelity® Variable Insurance Products Fund: We receive this percentage once $100 million in fund shares are held by the subaccounts of the Company and its affiliates.

Proceeds from certain of these payments by the portfolios, the advisers, the sub-advisers and/or their affiliates may be used for any corporate purpose, including payment of expenses (1) that we and our affiliates incur in promoting, marketing, and administering the policy, and (2) that we incur, in our role as intermediary, in promoting, marketing, and administering the portfolios. We and our affiliates may profit from these payments.

For further details about the compensation payments we make in connection with the sale of the policies, see “Distribution of the Policies” in this prospectus.

6. ACCESS TO YOUR MONEY

The value of your policy can be accessed during the Accumulation Phase:

●	by making a full or partial withdrawal; and
●	by taking systematic payouts.

On or before the Annuity Commencement Date, the policy value is equal to the owner’s:

●	Premium Payments; minus
●	partial withdrawals (including the net effect of any applicable Excess Interest Adjustments on such withdrawals); plus
●	interest credited in the fixed account; plus or minus
●	accumulated gains or losses in the separate account; minus
●	Annual policy Service Charges, rider fees, Premium Taxes, and transfer fees, if any.

Full and Partial Withdrawals

You may withdraw all or part of your money at any time during the Accumulation Phase of your policy. All partial withdrawals must be for at least $500 ($50 if using Systematic Payout Option). Withdrawals may be restricted under tax sheltered annuity policies. If your policy was issued pursuant to a 403(b) plan, starting January 1, 2009 we generally are required to confirm, with your 403(b) plan sponsor or otherwise, that surrenders, loans or transfers you request comply with applicable tax requirements and to decline requests that are not in compliance. We will defer such payments you request until all information required under the tax law has been received. By requesting a surrender, loan or transfer, you consent to the sharing of confidential information about you, the policy, and transactions under the policy and any other 403(b) policies or accounts you have under the 403(b) plan among us, your employer or plan sponsor, any plan administrator or recordkeeper, and other product providers.

On the business day that TPLIC receives your request for a full withdrawal, the amount payable is the Cash Value. You will receive:

●	the value of your policy; plus or minus
●	any Excess Interest Adjustment; minus
●	any applicable Premium Taxes, Annual policy service charges and any rider fees.

To make a withdrawal, send your written request on the appropriate TPLIC form to our Administrative Office. Please note: All withdrawal requests must be submitted in good order to avoid a delay in processing your request.

Because you assume the investment risk for amounts allocated to the Portfolios under the Policy, and because of certain fees and charges, the total amount paid upon a full withdrawal of the policy may be more or less than the total Premium Payments made (taking prior withdrawals into account).

Excess Interest Adjustment

Money that you withdraw from a Guaranteed Period Option of the fixed account before the end of its guaranteed period (the number of years you specified the money would remain in the Guaranteed Period Option) may be subject to an Excess Interest Adjustment. At the time you request a withdrawal, if interest rates set by TPLIC have risen since the date of the initial guarantee, the Excess Interest Adjustment will result in a lower Cash Value on surrender. However, if interest rates have fallen since the date of the initial guarantee, the Excess Interest Adjustment will result in a higher Cash Value on surrender or transfer.

Generally, all withdrawals from a Guaranteed Payment Option (including transfers) in excess of your cumulative interest earnings in that option are subject to an Excess Interest Adjustment. Beginning in the first Policy Year you can withdraw up to your cumulative earnings each Policy Year, in one or more withdrawals, without an Excess Interest Adjustment. This is referred to as the “free amount.”

There will be no Excess Interest Adjustment on any of the following:

●	lump sum withdrawals of the free amount available;
●	nursing care and terminal condition withdrawals
●	unemployment withdrawals;
●	withdrawals to satisfy the minimum distribution requirements for Qualified Policies; and
●	Systematic Payout Option payments, which do
not exceed cumulative interest credited at the time of payment.

Please note that under these circumstances you will not receive a higher Cash Value if interest rates have fallen nor will you receive a lower Cash Value if interest rates have risen.

Payment of Full or Partial Withdrawal Proceeds

TPLIC will pay cash withdrawals within seven business days after receipt in good order (at our Administrative Office) of your written request for withdrawal except in one of the following situations, in which TPLIC may delay the payment beyond seven days:

●	the New York Stock Exchange is closed on a day that is not a weekend or a holiday, or trading on the New York Stock Exchange is otherwise restricted
●	an emergency exists as defined by the SEC, or the SEC requires that trading be restricted
●	the SEC permits a delay for your protection as a policy owner
●	the payment is derived from premiums paid by check, in which case TPLIC may delay payment until the check has cleared your bank

Transfers of amounts from the Subaccounts may also be deferred under these circumstances. In addition, if, pursuant to SEC rules, the Federated Government Money Fund II portfolio suspends payment of redemption proceeds in connection with a liquidation of the portfolio, then we may delay payment of any transfer, partial withdrawal, surrender, loan, or death benefit from the Federated Government Money Fund II portfolio until the portfolio is liquidated.

Federal laws designed to counter terrorism and prevent money laundering by criminals might in certain circumstances require us to reject a Premium Payment and/or “freeze” a policy owner’s account. If these laws apply in a particular situation, we would not be allowed to pay any request for withdrawals, surrenders, or death benefits, make transfers, or continue making annuity payments absent instructions from the appropriate federal regulator. We may also be required to provide information about you and your policy to government agencies or departments.

Signature Guarantees

As a protection against fraud, we require a signature guarantee (i.e., Medallion Signature Guarantee as required by us) for the following transaction requests:

●	Any surrenders over $250,000 unless it is a custodial owned annuity;
●	Any non-electronic disbursement request made on or within 15 days of a change to the address of record for a policy owner’s account;
●	Any electronic fund transfer instruction changes on or within 15 days of an address change;
●	Any surrender when the Company has been directed to send proceeds to a different personal address from the address of record for that policy owner’s account. PLEASE NOTE: This requirement will not apply to requests made in connection with exchanges of one annuity policy for another with the same owner in a “tax free exchange”;
●	Any surrender when the Company does not have an originating or guaranteed signature on file unless it is a custodial owned annuity.
●	Any other transaction we require.

We may change the specific requirements listed above, or add Signature Guarantees in other circumstances, in our discretion if we deem it necessary or appropriate to help protect against fraud. For current requirements, please refer to the requirements listed on the appropriate form or call us at (800) 525-6205.

You can obtain a Medallion Signature Guarantee from more than 7,000 financial institutions across the United States and Canada that participate in the Medallion Signature Guarantee program. The best source of a Medallion Signature Guarantee is a bank, savings and loan association, brokerage firm, or credit union with which you do business.

A notary public cannot provide a Medallion Signature Guarantee. Notarization will not substitute for a Medallion Signature Guarantee when required.

Taxation of Withdrawals

For important information on the tax consequences of withdrawals, see Taxation of Full and Partial Withdrawals, and Penalty Taxes on Certain Early Withdrawals.

Tax Withholding on Withdrawals

If you do not provide TPLIC with a written request not to have federal income taxes withheld when you request a full or partial withdrawal, federal tax law requires TPLIC to withhold federal income taxes from the taxable portion of any withdrawal and send that amount to the federal government. Eligible Rollover Distributions from tax sheltered annuity policies are subject to mandatory withholding.

7.  ANNUITY PAYMENTS

During the Income Phase, you receive regular annuity payments under a wide range of Annuity Payment Options.

Starting the Income Phase

Upon the annuity commencement date, which is the date your policy is annuitized and annuity payments begin, your annuity switches from the accumulation phase to the income phase. You can generally change the annuity commencement date by giving us 30 days notice with the new date or age. The earliest annuity commencement date is at least 30 days after you purchase your policy. Unless required by state law, the latest annuity commencement date cannot be after the date specified in your policy unless a later date is agreed to by us.

Before the annuity commencement date, if the annuitant is alive, you may choose an annuity payment option or change your election. If the annuitant dies before the annuity commencement date, the death benefit is payable in a lump sum or under one of the annuity payment options (unless the surviving spouse is eligible to and elects to continue the policy). If the annuitant dies after the annuity commencement date, no death benefit is payable and the amount payable will depend on the annuity income option.

Your Policy may not be “partially” annuitized, i.e., you may not apply a portion of your policy value to an annuity option while keeping the remainder of your Policy in force.

After the annuitant’s death, the beneficiary you designate at annuitization will receive any remaining guaranteed payments.

The Annuity Commencement Date for Qualified policies may also be controlled by endorsements, the plan, or applicable law.

Annuity Payment Options

The policy provides four Annuity Payment Options that are described below. You may choose any combination of Annuity Payment Options. TPLIC will use your Adjusted Policy Value to provide these annuity payments. The Adjusted policy value is the policy value increased or decreased by any applicable Excess Interest Adjustment. If the Adjusted policy value on the Annuity Commencement Date is less than $2,000, TPLIC reserves the right to pay it in one lump sum in lieu of applying it under an Annuity Payment Option. You can receive annuity payments monthly, quarterly, semi-annually, or annually. (TPLIC reserves the right to change the frequency if payments would be less than $50.)

If you choose to receive fixed payments, then the amount of each payment will be set on the Annuity Commencement Date and will not change. You may, however, choose to receive variable payments under Annuity Payment Options 2 and 4. The dollar amount of the first variable payment will be determined in accordance with the annuity payment rates set forth in the applicable table contained in your Policy. The dollar amount of additional variable payments will vary based on the investment performance of the Subaccount(s). The dollar amount of each variable payment after the first may increase, decrease, or remain constant. If the actual investment performance exactly matched the assumed investment return of 5% at all times, the amount of each variable annuity payment would remain equal. If actual investment performance exceeds the assumed investment return, the amount of the variable annuity payments would increase. Conversely, if actual investment performance is lower than the assumed investment return, the amount of the variable annuity payments would decrease. These changes may only occur on an annual basis, however, if you receive stabilized payments under the Initial Payment Guarantee.

A charge for Premium Taxes and an Excess Interest Adjustment may be made when annuity payments begin.

The Annuity Payment Options are explained below. Options 1 and 3 are fixed only. Options 2 and 4 can be fixed or variable.

●	Payment Option 1—Income for a Specified Period. We will make level payments only for a fixed period you choose, which may be from 10 to 20 years. The specified period may not exceed your life expectancy. No funds will remain at the end of the period.

●	Payment Option 2—Life Income. You may choose between:

Fixed Payments

●	No Period Certain–We will make level payments only during the annuitant’s lifetime.
●	Period Certain—We will make level payments for the longer of the annuitant’s lifetime or 10 years.
●	Guaranteed Return of policy proceeds—We will make level payments for the longer of the annuitant’s lifetime or until the total dollar amount of payments we make to you equals the amount applied to this Annuity Payment Option.

Variable Payments

●	No Period Certain—Payments will be made only during the lifetime of the annuitant.
●	10 Years Certain—Payments will be made for the longer of the annuitant’s lifetime or ten years.

Life with Emergency Cash® (fixed or variable)

Payments will be made during the lifetime of the annuitant. With the Life with Emergency Cash® feature, you are able to surrender all or a portion of the Life with Emergency Cash® benefit. The amount you surrender must be at least $2,500. We will provide you with a Life with Emergency Cash® benefit schedule that will assist you in estimating the amount you have available to surrender. A partial surrender will reduce all future payments pro rata. A surrender charge may apply and there may be tax consequences (consult a tax advisor before requesting a full or partial surrender). The maximum surrender charge is 4% of the annuitized amount (see “Expenses” for the surrender charge schedule) You will be subject to whatever surrender charge schedule is in effect at the time you annuitize under this Annuity Payment Option. The Life with Emergency Cash® benefit will continue through age 100 of the annuitant.

The Life with Emergency Cash® benefit is also a death benefit that is paid upon the death of the annuitant and is generally equal to the surrender value without any surrender charges. For Qualified Policies the death benefit ceases on the date the annuitant reaches the IRS age limitation. The amount of the death benefit is calculated the same as the “Emergency Cash Benefit” under the rider. The Emergency Cash Benefit is determined by multiplying the current annuity payment that is supported by the “Surrender Factor” (a factor used to determine the amount that is available to surrender) that is included on the Emergency Cash Benefit Schedule in the rider, less any applicable surrender charges. The beneficiary may choose an Annuity Payment Option, or may choose to receive a lump sum.

●	Payment Option 3—Income of a Specified Amount. Payments are made for any specified amount until the amount applied to this option, with interest, is exhausted. The duration of the payments may not exceed the annuitant’s life expectancy. This will be a series of level payments followed by a smaller final payment.

●	Payment Option 4—Joint and Survivor Annuity. You may choose between:

Fixed Payments

●	No Period Certain. Payments are made during the joint lifetime of the annuitant and a joint annuitant of your selection. Payments will be made as long as either person is living.

Variable Payments

●	No Period Certain. Payments are made during the joint lifetime of the annuitant and a joint annuitant of your selection. Payments will be made as long as either person is living.

Life with Emergency Cash® (fixed or variable)

Payments will be made during the joint lifetime of the annuitant and a joint annuitant of your selection. Payments will be made as long as either person is living. With the Life with Emergency Cash® feature, you are able to surrender all or a portion of the Life with Emergency Cash® benefit. The amount you surrender must be at least $2,500. We will provide you with a Life with Emergency Cash® benefit schedule that will assist you in estimating the amount you have available to surrender. A partial surrender will reduce all future payments pro rata. A surrender charge may apply and there may be tax consequences (consult a tax advisor before requesting a full or partial surrender). The maximum surrender charge is 4% of the annuitized amount (see “Expenses” for the surrender charge schedule). You will be subject to whatever surrender schedule is in effect at the time you annuitize under this Annuity Payment Option. The Life with Emergency Cash® benefit will continue through age 100 of the surviving joint annuitant.

The Life with Emergency Cash® benefit is also a death benefit that is paid upon the death of the surviving joint annuitant and is generally equal to the surrender value without any surrender charges. For Qualified Policies the death benefit ceases on the date the surviving joint annuitant reaches the IRS joint age limitation.

The amount of the death benefit is calculated the same as the “Emergency Cash Benefit” under the rider. The Emergency Cash Benefit is determined by multiplying the current annuity payment that is supported by the “Surrender Factor” (a factor used to determine the amount that is available to surrender) that is included on the Emergency Cash Benefit Schedule in the rider, less any applicable surrender charges. The beneficiary may choose an Annuity Payment Option, or may choose to receive a lump sum.

Note: Other Annuity Payment Options may be arranged by agreement with TPLIC. Some Annuity Payment Options may not be available for all policies, all ages, or in all states; or we may limit certain options to ensure they comply with applicable tax law provisions.

If your policy is a qualified policy, then payment options 1 and 3 may not satisfy minimum required distribution rules. Consult a tax advisor before electing either of these options.

NOTE CAREFULLY:

IF:

●	you choose Life Income with No Period Certain or a Joint and Survivor Annuity; and
●	the annuitant(s) dies before the due date of the second (third, fourth, etc.) annuity payment;

THEN:

●	we may make only one (two, three, etc.) annuity payments.

IF:

●	you choose Income for a Specified Period, Life Income with 10 years Certain, Life Income with Guaranteed Return of policy Proceeds, or Income of a Specified Amount; and
●	the person receiving payments dies prior to the end of the guaranteed period;

THEN:

●	the remaining guaranteed payments will be continued to that person’s beneficiary, or their present value may be paid in a single sum.

However, IF:

●	you choose Life with Emergency Cash®; and
●	the annuitant dies before age 101;

THEN:

●	the Life with Emergency Cash® death benefit will be paid.

We will not pay interest on amounts represented by uncashed annuity payment checks if the postal or other delivery service is unable to deliver checks to the payee’s address of record. The person receiving payments is responsible for keeping TPLIC informed of his/her current address.

You must annuitize your policy no later than the maximum annuity commencement date specified in your policy (earlier for certain distribution channels) or a later date if agreed to by us. If you do not elect an annuity payment option, the default option will be variable payments under Option 2 Life with 10 Years Certain, and all optional benefits (including guaranteed minimum death benefits and living benefits) will terminate upon annuitization.

Calculating Annuity Payments

Fixed Annuity Payments.  Each fixed Annuity Payment is guaranteed to be at least the amount shown in the Policy’s Annuity Tables corresponding to the Annuity Payment Option selected.

Variable Annuity Payments.  To calculate variable Annuity Payments, TPLIC determines the amount of the first variable Annuity Payment. The first variable Annuity Payment will equal the amount shown in the applicable Annuity Table in the policy. This amount depends on the value of your policy on the Annuity Commencement Date, the sex and age of the Annuitant (and Joint Annuitant where there is one), the Annuity Payment Option selected, and any applicable Premium Taxes.

Impact of Annuitant’s Age on Annuity Payments.  For either fixed or variable Annuity Payments involving life income, the actual ages of the Annuitant and Joint Annuitant will affect the amount of each payment.

Because payments based on the lives of older Annuitants and Joint Annuitants are expected to be fewer in number, the amount of each Annuity Payment will be greater.

Impact of Annuitant’s Sex on Annuity Payments.  For either fixed or variable Annuity Payments involving life income, the sex of the Annuitant and Joint Annuitant will affect the amount of each payment. Because payments based on the lives of male Annuitants and Joint Annuitants are expected to be fewer in number, in most states the amount of each Annuity Payment will be greater than for female Annuitants and Joint Annuitants.

Impact of Length of Payment Periods on Annuity Payments.  The value of all payments, both fixed and variable, will be greater for shorter guaranteed periods than for longer guaranteed periods, and greater for single-life annuities than for joint and survivor annuities, because they are expected to be made for a shorter period.

A Few Things to Keep in Mind Regarding Annuity Payments

●	If an Annuity Payment Option is not selected, TPLIC will assume that you chose the Life Income (with 10 years certain). Any amounts in a Subaccount before the Income Phase begins will be applied under a variable Annuity Payment Option based on the performance of that Subaccount.
●	Money that you apply to an annuity payment option from a Guaranteed Period Option of the fixed account before the end of its guaranteed period (i.e., the number of years you specified the money would remain in the Guaranteed Period Option) may be subject to an excess interest adjustment.
●	TPLIC reserves the right to change the frequency if payments would be less than $50. If on the Annuity Commencement Date, the Adjusted policy value is less than $2,000, TPLIC reserves the right to pay it in one lump sum in lieu of applying it under an annuity payment option.
●	From time to time, TPLIC may require proof that the Annuitant, Joint Annuitant, or policy owner is living.
●	If someone has assigned ownership of a policy to you, or if a non-natural person (e.g., a corporation) owns a policy, you may not start the Income Phase of the policy without TPLIC’s consent.
●	At the time TPLIC calculates your Annuity Payments, TPLIC may offer more favorable rates than those guaranteed in the Annuity Tables found in the Policy.
●	Once Annuity Payments begin, you cannot select a different Annuity Payment Option. Nor can you cancel an Annuity Payment Option after Annuity Payments have begun.
●	Once Annuity Payments begin, there is no longer a policy value. You cannot make any withdrawals unless u have selected the Life with Emergency Cash® annuity payment option.
●	If you have selected a variable Annuity Payment Option, then you may change the Subaccount funding the variable Annuity Payments by written request or by calling 800-525-6205. Please Note: All requests must be submitted in good order to avoid a delay in processing your request.

●	You may select an Annuity Payment Option and allocate a portion of the value of your policy to a fixed version of that Annuity Payment Option and a portion to a variable version of that Annuity Payment Option (assuming the Annuity Payment Option is available on both a fixed and variable basis). You may not select more than one Annuity Payment Option.
●	If you choose an Annuity Payment Option and the postal or other delivery service is unable to deliver checks to the Payee’s address of record, no interest will accrue on amounts represented by uncashed Annuity Payment checks. It is the Payee’s responsibility to keep TPLIC informed of the Payee’s most current address of record.

8.  DEATH BENEFIT

We will pay a death benefit to your Beneficiary, under certain circumstances, if the Annuitant dies during the Accumulation Phase. If there is a surviving owner(s) when the Annuitant dies, the surviving owner(s) will receive the death benefit instead of the listed beneficiary. The person receiving the death benefit may choose an annuity payment option (if you pick a variable annuity payment option fees and expenses will apply), or may choose to receive the death benefit via partial withdrawals, or lump sum withdrawal. The guarantees of these death benefits are based on our claims-paying ability.

We will determine the amount of and process the death benefit proceeds, if any are payable on a policy, upon receipt at our Administrative Office of satisfactory proof of the annuitant’s death, directions regarding how to process the death benefit, and any other documents, forms and information that we need (collectively referred to as “due proof of death”). For policies with multiple beneficiaries, we will process when the first beneficiary provides us with due proof of their share of the death proceeds. We will not pay any remaining beneficiary their share until we receive due proof of death from that beneficiary. Such beneficiaries continue to bear the investment risk until they submit due proof of death. Please note, we may be required to remit the death benefit proceeds to a state prior to receiving “due proof of death.” See OTHER INFORMATION - Abandoned or Unclaimed Property.

Please Note: Such due proof of death must be received in good order to avoid a delay in processing the death benefit claim. See Section OTHER INFORMATION - Sending Forms and Transaction Requests in Good Order.

The death benefit proceeds remain invested in the Separate Account in accordance with the allocations made by the policy owner until the Beneficiary has provided us with due proof of death. Once the Company receives due proof of death, then investment in the Separate Account may be reallocated in accordance with the Beneficiary’s instructions.

If the Beneficiary has not provided due proof of death, the Company may permit a one-time allocation change to the money market fund if we have satisfactory evidence of the Annuitant’s death.

When We Pay A Death Benefit

We will pay a death benefit to the beneficiary IF:

●	you (owner) are both the annuitant and sole owner of the policy; and
●	you die before the Annuity Commencement Date.

We will pay a death benefit to you (owner) IF:

●	you (owner) are not the annuitant; and
●	the annuitant dies before the Annuity Commencement Date.

If the only person receiving the death benefit is the surviving spouse of the owner, then he or she, if eligible, may elect to continue the policy as the new annuitant and owner, instead of receiving the death benefit.

When We Do Not Pay A Death Benefit

We will not pay a death benefit IF:

●	you (owner) are not the annuitant; and
●	you die before the Annuity Commencement Date.

Please note the new owner (unless it is the deceased owner’s spouse) must generally surrender the policy within five years of your death for the Adjusted policy value minus any applicable rider fees.

Distribution requirements apply to the policy value upon the death of any owner. These requirements are detailed in the SAI.

Deaths After the Annuity Commencement Date

The death benefit payable, if any, on or after the Annuity Commencement Date depends on the annuity payment option selected.

IF:

●	you (owner) are not the annuitant; and
●	you die on or after the Annuity Commencement Date; and
●	the entire interest in the policy has not been paid to you;

THEN:

●	the remaining portion of such interest in the policy will be distributed at least as rapidly as under the method of distribution being used as of the date of your death.

IF:

●	you (owner) are receiving annuity payments under the Life with Emergency Cash®; and
●	the annuitant dies before age 101;

THEN:

●	a Life with Emergency Cash® death benefit will be paid.

Succession of Ownership

If any owner (who is not the annuitant) dies during the Accumulation Phase, the person or entity first listed below who is alive or in existence on the date of that death will become the new owner:

●	any surviving owner;
●	primary beneficiary;
●	contingent beneficiary; or
●	owner’s estate.

Spousal Continuation

If the sole primary beneficiary is the spouse, upon the owner’s or the annuitant’s death, the beneficiary may elect to continue the policy in his or her own name. Upon the annuitant’s death if such election is made, the policy value will be adjusted upward (but not downward) to an amount equal to the death benefit amount determined upon such election and receipt of due proof of death of the annuitant. Any excess of the death benefit amount over the policy value will be allocated to each applicable investment option in the ratio that the policy value in the investment option bears to the total policy value. The terms and conditions of the policy that applied prior to the annuitant’s death will continue to apply, with certain exceptions described in the policy. For purposes of the death benefit on the continued policy, the death benefit is calculated in the same manner as it was prior to continuation on the date the spouse continues the policy. See TAX INFORMATION – Same Sex Relationships for more information concerning spousal continuation involving same sex spouses.

For these purposes, if the sole primary beneficiary of the policy is a revocable grantor trust and the spouse of the owner/annuitant is the sole grantor, trustee, and beneficiary of the trust and the trust is using the spouse of the owner/annuitant’s social security number at the time of claim, she or he shall be treated as the owner/annuitant’s spouse. In those circumstances, the owner/annuitant’s spouse will be treated as the beneficiary of the policy for purposes of applying the spousal continuation provisions of the policy.

For these purposes, if the owner is an individual retirement account within the meaning of IRC sections 408 or 408A, if the annuitant’s spouse is the sole primary beneficiary of the annuitant’s interest in such account. In those circumstances, the policy will continue after the annuitant’s death and the annuitant’s spouse will be treated as the beneficiary of the policy for purposes of applying the spousal continuation provisions of the policy.

Amount of Death Benefit

Death benefit provisions may differ from state to state. The death benefit may be paid as lump sum, as annuity payments or as otherwise permitted by the Company in accordance with applicable law. The “base policy” death benefit will be the greatest of:

●	policy value on the date we receive the required information in good order at our Administrative Office; or
●	Cash Value on the date we receive the required information in good order at our Administrative Office (this will be more than the policy value if there is a positive Excess Interest Adjustment); or
●	Guaranteed Minimum Death Benefit, if any (discussed below).

Please Note, the death benefit terminates upon annuitization and there is a maximum annuity commencement date.

Guaranteed Minimum Death Benefit Options

On the Policy application, you generally may choose one of the Guaranteed Minimum Death Benefit options (listed below) for an additional fee. After the Policy is issued, you cannot make an election and the death benefit cannot be changed.

If the Guaranteed Minimum Death Benefit is not available because of the age of the policy owner or Annuitant, the death benefit will be the greater of the policy value or Cash Value as of the date of death.

A.	Return of Premium Death Benefit

The Return of Premium Death Benefit is equal to:

●	the total Premium Payments;
●	less any adjusted partial withdrawals (discussed below) as of the date of death.

There is an extra charge for this death benefit of 0.05% annually for a total mortality and expense risk fee of 0.45%.

B.	Annual Step-Up To Age 81 Death Benefit

Under this option, on each policy anniversary before your 81st birthday, a new “stepped-up” death benefit is determined and becomes the guaranteed minimum death benefit for that policy year. The death benefit is equal to:

●	the largest policy value on the policy date or on any policy anniversary before the earlier of the date of the annuitant’s death or the annuitant’s 81st birthday; plus
●	any premium payments since that date; minus
●	any adjusted partial withdrawals since that date.

The Annual Step-Up Death Benefit is not available if you or the annuitant is 76 or older on the Policy Date. There is an extra charge for this death benefit of 0.20% annually, for a total mortality and expense risk fee of 0.60%.

Adjusted Partial Withdrawal

When you request a partial withdrawal, your Guaranteed Minimum Death Benefit will be reduced by an amount called the Adjusted Partial Withdrawal. Under certain circumstances, the adjusted partial withdrawal may be more than the amount of your withdrawal request. It is also possible that if a death benefit is paid after you have made a partial withdrawal, then the total amount paid could be less than the total Premium Payments. Please see Appendix E for a detailed explanation of this adjustment. If you have a Qualified Policy, minimum required distribution rules may require you to request a partial surrender.

9.  TAX INFORMATION

NOTE: We have prepared the following information on federal taxes as a general discussion of the subject. It is not intended as tax advice to any taxpayer. The federal tax consequences discussed herein reflects our understanding of current law, and the law may change. No representation is made regarding the likelihood of continuation of the present federal tax law or of the current interpretations by the Internal Revenue Service. The discussion briefly references federal estate, gift and generation-skipping transfer taxes, but principally discusses federal income taxes. No attempt is made to consider any applicable state or other income tax laws, any state and local estate or inheritance tax, or other tax consequences of ownership or receipt of distributions under the policy. You should consult your own tax adviser about your own circumstances.

Introduction

Deferred annuity policies are a way of setting aside money for future needs like retirement. Congress recognized how important saving for retirement is and provided special rules in the Internal Revenue Code (the “Code”) for annuities. Simply stated, these rules generally provide that individuals will not be taxed on the earnings, if any, on the money held in an annuity policy until withdrawn. This is referred to as tax deferral. When a non-natural person (e.g., corporation or certain trusts) owns a nonqualified policy, the policy will generally not be treated as an annuity for tax purposes. Thus, the owner must generally include in income any increase in the account value over the investment in the policy during each taxable year.

There are different rules as to how you will be taxed depending on how you take the money out and the type of policy-qualified or nonqualified.

If you purchase the policy as an individual retirement annuity or as part of a 403(b) plan, 457 plan, a pension plan, a profit sharing plan (including a 401(k) plan), or certain other employer sponsored retirement programs, your policy is referred to as a qualified policy. There is no additional tax deferral benefit derived from placing qualified funds into a variable annuity. Features other than tax deferral should be considered in the purchase of a qualified policy. There are limits on the amount of contributions you can make to a qualified policy. Other restrictions may apply including terms of the plan in which you participate. To the extent there is a conflict between a plan’s provisions and a policy’s provisions, the plan’s provisions will control.

If you purchase the policy other than as part of any arrangement described in the preceding paragraph, the policy is referred to as a nonqualified policy.

You will generally not be taxed on increases in the value of your policy, whether qualified or non-qualified, until a distribution occurs (e.g., as a surrender, withdrawal, or as annuity payments). However, you may be subject to current taxation if you assign or pledge or enter into an agreement to assign or pledge any portion of the policy. You may also be subject to current taxation if you make a gift of a nonqualified policy without valuable consideration. All amounts received from the policy that are includible in income are taxed at ordinary income rates: no amounts received from the policy are taxable at the lower rates applicable to capital gains.

The Internal Revenue Service (“IRS”) has not reviewed the policy for qualification as an IRA annuity, and has not addressed in a ruling of general applicability whether the death benefit options and riders available, with the policy, if any, comport with IRA qualification requirements.

The value of living and death benefit options and riders elected may need to be taken into account in calculating minimum required distributions from a qualified plan/or policy.

We may occasionally enter into settlements with owners and beneficiaries to resolve issues relating to the policy. Such settlements will be reported on the applicable tax form (e.g., Form 1099) provided to the taxpayer and the taxing authorities.

Taxation of Us

We are at present taxed as a life insurance company under part I of Subchapter L of the Code. The separate account is treated as part of us and, accordingly, will not be taxed separately as a “regulated investment company” under Subchapter M of the Code. We do not expect to incur any federal income tax liability with respect to investment income and net capital gains arising from the activities of the separate account retained as part of the reserves under the policy. Based on this expectation, it is anticipated that no charges will be made against the separate account for federal income taxes. If, in future years, any federal income taxes are incurred by us with respect to the separate account, we may make a charge to that account. We may benefit from any dividends received or foreign tax credits attributable to taxes paid by certain underlying funds to foreign jurisdictions to the extent permitted under federal tax law.

Tax Status of a Nonqualified Policy

Diversification Requirements.  In order for a non-qualified variable policy which is based on a segregated asset account to qualify as an annuity policy under Section 817(h) of the Code, the investments made by such account must be “adequately diversified” in accordance with Treasury Regulations. The Regulations apply a diversification requirement to each of the subaccounts. Each separate account, through its underlying fund portfolios and their portfolios, intends to comply with the diversification requirements of the Regulations. We have entered into agreements with each underlying fund portfolio company that require the portfolios to be operated in compliance with the Regulations but we do not have control over the underlying fund portfolio companies. The policy owners bear the risk that the entire policy could be disqualified as an annuity policy under the Code due to the failure of a subaccount to be deemed to be “adequately diversified.”

Owner Control.  In some circumstances, owners of variable policies who retain excessive control over the investment of the underlying separate account assets may be treated as the owners of those assets and may be subject to tax on income produced by those assets. In Revenue Ruling 2003-91, the IRS stated that whether the owner of a variable policy is to be treated as the owner of the assets held by the insurance company under the policy will depend on all of the facts and circumstances.

Revenue Ruling 2003-91 also gave an example of circumstances under which the owner of a variable policy would not possess sufficient control over the assets underlying the policy to be treated as the owner of those assets for federal income tax purposes. To the extent the circumstances relating to the issuance and ownership of a policy vary from those described in Revenue Ruling 2003-91, owners bear the risk that they will be treated as the owner of Separate Account assets and taxed accordingly.

We believe that the owner of a policy should not be treated as the owner of the underlying assets. We reserve the right to modify the policies to bring them into conformity with applicable standards should such modification be necessary to prevent owners of the policies from being treated as the owners of the underlying separate account assets. Concerned owners should consult their own tax advisers regarding the tax matter discussed above.

Distribution Requirements.  The Code requires that nonqualified policies contain specific provisions for distribution of policy proceeds upon the death of any owner. In order to be treated as an annuity policy for federal income tax purposes, the Code requires that such policies provide that if any owner dies on or after the annuity starting date and before the entire interest in the policy has been distributed, the remaining portion must be distributed at least as rapidly as under the method in effect on such owner’s death. If any owner dies before the annuity starting date, the entire interest in the policy must generally be distributed (1) within 5 years after such owner’s date of death or (2) be used to provide payments to a designated beneficiary for the life of the beneficiary or for a period not extending beyond the life expectancy of the beneficiary. The designated beneficiary must be an individual and payments must begin within one year of such owner’s death. However, if upon such owner’s death the owner’s surviving spouse is the sole beneficiary of, the policy, then the policy may be continued with the surviving spouse as the new owner. If any owner is not a natural person (except in the case of certain grantor trusts), then for purposes of these distribution requirements, the primary annuitant shall be treated as an owner and any death or change of such primary annuitant shall be treated as the death of an owner.

In certain instances a designated beneficiary may be permitted to elect a “stretch” payment option as a means of disbursing death proceeds from a non-qualified annuity. The only method the Company uses for making distribution payments from a non-qualified “stretch” payment option is the required minimum distribution method as set forth in Revenue Ruling 2002-62. The applicable payments are calculated using the Single Life Expectancy Table set forth in Treasury Regulation § 1.401(a)(9)-9, A-1.

The nonqualified policies contain provisions intended to comply with these requirements of the Code. No regulations interpreting these requirements of the Code have yet been issued and thus no assurance can be given that the provisions contained in the policies satisfy all such Code requirements. The provisions contained in the policies will be reviewed and modified if necessary to assure that they comply with the Code requirements when clarified by regulation or otherwise.

Taxation of a Nonqualified policy

The following discussion assumes the policy qualifies as an annuity policy for federal income tax purposes.

In General.  Code Section 72 governs taxation of annuities in general. We believe that an owner who is an individual will not be taxed on increases in the value of a policy until such amounts are surrendered or distributed. For this purpose, the assignment, pledge, or agreement to assign or pledge any portion of the policy value, as collateral for a loan, generally will be treated as a distribution of such portion. You may also be subject to current taxation if you make a gift of a nonqualified policy without valuable consideration. The taxable portion of a distribution is taxable as ordinary income.

Non-Natural Persons.  Pursuant to Section 72(u) of the Code, a nonqualified policy held by a taxpayer other than a natural person generally will not be treated as an annuity policy under the Code; accordingly, an owner who is not a natural person will recognize as ordinary income for a taxable year the excess, if any, of the policy value over the “investment in the policy”. There are some exceptions to this rule and a prospective purchaser of the policy that is not a natural person should discuss these rules with a competent tax adviser. A policy owned by a trust using the grantor’s social security number as its taxpayer identification number will be treated as owned by the grantor (natural person) for the purposes of our application of Section 72 of the Code. Consult a tax adviser for more information on how this may impact your policy.

Different Individual Owner and Annuitant

If the owner and annuitant on the policy are different individuals, there may be negative tax consequences to the owner and/or beneficiaries under the policy if the annuitant predeceases the owner including, but not limited, to the assessment of penalty tax and the loss of certain death benefit distribution options. You may wish to consult your legal counsel or tax adviser if you are considering designating a different individual as the annuitant on your policy to determine the potential tax ramifications of such a designation.

Annuity Starting Date

This section makes reference to the annuity starting date as defined in Section 72 of the Code and the applicable regulations. Generally, the definition of annuity starting date will correspond with the definition of annuity commencement date used in your policy and the dates will be the same. However, in certain circumstances, your annuity starting date and annuity commencement date will not be the same date. If there is a conflict between the definitions, we will interpret and apply the definitions in order to ensure your policy maintains its status as an annuity policy for federal income tax purposes. You may wish to consult a tax adviser for more information on when this issue may arise.

It is possible that at certain advanced ages a policy might no longer be treated as an annuity policy if the policy has not been annuitized before that age or have other tax consequences. You should consult with a tax adviser about the tax consequences in such circumstances.

Taxation of Annuity Payments

Although the tax consequences may vary depending on the annuity payment option you select, in general, for nonqualified and certain qualified policies, only a portion of the annuity payments you receive will be includable in your gross income.

In general, the excludable portion of each annuity payment you receive will be determined as follows:

●	Fixed payments-by dividing the “investment in the policy” on the annuity starting date by the total expected return under the policy (determined under Treasury regulations) for the term of the payments. This is the percentage of each annuity payment that is excludable.
●	Variable payments-by dividing the “investment in the policy” on the annuity starting date by the total number of expected periodic payments. This is the amount of each annuity payment that is excludable.

The remainder of each annuity payment is includable in gross income. Once the “investment in the policy” has been fully recovered, the full amount of any additional annuity payments is includable in gross income and taxed as ordinary income. The “investment in the policy” is generally equal to the premiums you pay for the policy, reduced by any amounts you have previously received from the policy that are excludible from gross income.

If you select more than one annuity payment option, special rules govern the allocation of the policy’s entire “investment in the policy” to each such option, for purposes of determining the excludable amount of each payment received under that option. We advise you to consult a competent tax adviser as to the potential tax effects of allocating amounts to any particular annuity payment option.

If, after the annuity starting date, annuity payments stop because an annuitant died, the excess (if any) of the “investment in the policy” as of the annuity starting date over the aggregate amount of annuity payments received that was excluded from gross income may possibly be allowable as a deduction on your tax return.

Taxation of Surrenders and Partial Withdrawals-Nonqualified Policies

When you surrender your policy, you are generally taxed on the amount that your surrender proceeds exceeds the “investment in the policy.” The “investment in the policy” is generally equal to the premiums you pay for the policy, reduced by any amounts you have previously received from the policy that are excludible from gross income. Partial withdrawals are generally treated first as taxable income to the extent of the excess in the policy value over the “investment in the policy.” Distributions made under the systematic payout option are treated for tax purposes as partial withdrawals, not annuity payments. In general, loans, pledges, and collateral assignments as security for a loan are taxed in the same manner as partial withdrawals and surrenders. You may also be subject to current taxation if you make a gift of a nonqualified policy without valuable consideration. All taxable amounts received under a policy are subject to tax at ordinary rather than capital gain tax rates.

If your policy contains an excess interest adjustment feature (also known as a market value adjustment), then your account value immediately before a policy withdrawal (or a transaction taxed like a withdrawal) may have to be increased by any positive excess interest adjustments that result from the transaction. There is, however, no definitive guidance on the proper tax treatment of excess interest adjustments, and you may want to discuss the potential tax consequences of an excess interest adjustment with your tax adviser.

The Code also provides that amounts received from the policy that are includible in gross income (including the taxable portion of some annuity payments) may be subject to a penalty tax. The amount of the penalty tax is equal to 10% of the amount that is includable in income. Some surrender withdrawals and other amounts will be exempt from the penalty tax. Amounts received that are not subject to the penalty tax include, among others, any amounts: (1) paid on or after the taxpayer reaches age 59 1⁄2; (2) paid after an owner (or where the owner is a non-natural person, an annuitant) dies; (3) paid if the taxpayer becomes disabled (as that term is defined in the Code); (4) paid in a series of substantially equal payments made annually (or more frequently) over the life of the taxpayer or the joint life of the taxpayer and the taxpayer’s designated beneficiary; (5) paid under an immediate annuity; or (6) which come from premium payments made prior to August 14, 1982. Regarding the disability exception, because the Company cannot verify that the owner is disabled, the Company will report such withdrawals to the IRS as early withdrawals with no known exception from the penalty tax.

Other exceptions may be applicable under certain circumstances and special rules may be applicable in connection with the exceptions enumerated above. You may wish to consult a tax adviser for more information regarding the imposition of penalty tax.

Guaranteed Lifetime Withdrawal Benefits

For policies with a guaranteed lifetime withdrawal benefit or a guaranteed maximum accumulation benefit the application of certain tax rules, particularly those rules relating to distributions from your policy, are not entirely clear. It is possible that the withdrawal base (with respect to the guaranteed lifetime withdrawal benefits) and the guaranteed future value (with respect to the guaranteed maximum accumulation benefit) could be taken into account to determine the policy value that is used to calculate the amount of the distribution that would be included in income. The proper treatment of the Income Enhancement Option under a guaranteed lifetime withdrawal benefit is unclear. It is possible that the IRS could determine that the benefit provides some form of long term care insurance. In the event, (1) you could be treated as in receipt of some amount of income attributable to the value of the benefit even though you have not received a payment from your policy, and (2) the amount of income attributable to guaranteed lifetime withdrawal payments could be affected. In view of this uncertainty, you should consult a tax adviser with any questions.

Aggregation

All nonqualified deferred annuity policies that are issued by us (or our affiliates) to the same owner (policyholder) during any calendar year are treated as one annuity for purposes of determining the amount includable in the owner’s income when a taxable distribution (other than annuity payments) occurs. If you are considering purchasing multiple policies from us (or our affiliates) during the same calendar year, you may wish to consult with your tax adviser regarding how aggregation will apply to your policies.

Tax-Free Exchanges of Nonqualified Policies

We may issue the nonqualified policy in exchange for all or part of another annuity policy that you own. Such an exchange will be tax free if certain requirements are satisfied. If the exchange is tax free, your investment in the policy immediately after the exchange will generally be the same as that of the annuity policy exchanged, increased by any additional premium payment made as part of the exchange. Your policy value immediately after the exchange may exceed your investment in the policy. That excess may be includable in income should amounts subsequently be withdrawn or distributed from the policy (e.g., as a partial withdrawal, surrender, annuity income payment, or death benefit).

If you exchange part of an existing policy for the policy, and within 180 days of the exchange you receive a payment other than certain annuity payments (e.g., you make a partial withdrawal) from either policy, the exchange may not be treated as a tax free exchange. Rather, some or all of the amount exchanged into the policy could be includable in your income and subject to a10% penalty tax.

You should consult your tax advisor in connection with an exchange of all or part of an annuity policy for the policy, especially if you may make a withdrawal from either policy within 180 days after the exchange.

Medicare Tax

Distributions from nonqualified annuity policies will be considered “investment income” for purposes of the Medicare tax on investment income. Thus, in certain circumstances, a 3.8% tax may be applied to some or all of the taxable portion of distributions (e.g. earnings) to individuals, trusts, and estates whose income exceeds certain threshold amounts. The Company is required to report distributions made from nonqualified annuity policies as being potentially subject to this tax. Please consult a tax adviser for more information.

Same Sex Relationships

Same sex couples have the right to marry in all states. The parties to each marriage that is valid under the law of any state will each be treated as a spouse as defined in this policy. Until further guidance from the IRS, individuals in other arrangements, such as civil unions, registered domestic partnerships, or other similar arrangements, that are not recognized as marriage under the relevant state law, will not be treated as married or as spouses as defined in this policy. Therefore, exercise of the spousal continuation provisions of this policy or any riders by individuals who do not meet the definition of “spouse” may have adverse tax consequences and/or may not be permissible. Please consult a tax adviser for more information on this subject.

Taxation of Death Benefit Proceeds

Amounts may be distributed from the policy because of your death or the death of the annuitant. Generally, such amounts should be includable in the income of the recipient: (1) if distributed in a lump sum, these amounts are taxed in the same manner as a full surrender; (2) if distributed via partial withdrawals, these amounts are taxed in the same manner as partial surrenders; or (3) if distributed under an annuity payment option, these amounts are taxed in the same manner as annuity payments.

Transfers, Assignments or Exchanges of Policies

A transfer of ownership or assignment of a policy, the designation of an annuitant or payee or other beneficiary who is not also the owner, the exchange of a policy and certain other transactions, or a change of annuitant other than the owner, may result in certain income or gift tax consequences to the owner that are beyond the scope of this discussion. An owner contemplating any such transaction or designation should contact a competent tax adviser with respect to the potential tax effects.

Charges

It is possible that the IRS may take a position that fees for certain optional benefits (e.g., death benefits other than the Return of Premium death benefit) are deemed to be taxable distributions to you. In particular, the IRS may treat fees associated with certain optional benefits as a taxable partial withdrawal, which might also be subject to a tax penalty if the partial withdrawal occurs prior to age 59 1⁄2. Although we do not believe that the fees associated with any optional benefit provided under the policy should be treated as taxable partial withdrawal, the tax rules associated with these benefits are unclear, and we advise that you consult your tax adviser prior to selecting any optional benefit under the policy.

Federal Estate, Gift and Generation-Skipping Transfer Taxes

Beginning in 2017, the federal estate tax, gift tax and generation skipping transfer (“GST”) tax exemption and maximum rate is $5,490,000, indexed for inflation, and 40%, respectively.

There is no guarantee that the transfer tax exemptions and maximum rates will remain the same in the future. The uncertainty as to how the current law might be modified in coming years underscores the importance of seeking guidance from a competent legal adviser to help ensure that your estate plan adequately addresses your needs and that of your beneficiaries under all possible scenarios.

Federal Estate Taxes.  While no attempt is being made to discuss the Federal estate tax implications of the policy in detail, a purchaser should keep in mind that the value of an annuity policy owned by a decedent and payable to a beneficiary by virtue of surviving the decedent is included in the decedent’s gross estate. Depending on the terms of the annuity policy, the value of the annuity included in the gross estate may be the value of the lump sum payment payable to the designated beneficiary or the actuarial value of the payments to be received by the beneficiary. Consult an estate planning adviser for more information.

Generation-Skipping Transfer Tax.  Under certain circumstances, the Code may impose a “generation skipping transfer tax” when all or part of an annuity policy is transferred to, or a death benefit is paid to, an individual two or more generations younger than the Owner. Regulations issued under the Code may require us to deduct the tax from your policy, or from any applicable payment, and pay it directly to the IRS.

Qualified Policies

The qualified policy is designed for use with several types of tax-qualified retirement plans which are briefly described below. The tax rules applicable to participants and beneficiaries in tax-qualified retirement plans vary according to the type of plan and the terms and conditions of the plan. Special favorable tax treatment may be available for certain types of contributions and distributions. Adverse tax consequences may result from contributions in excess of specified limits, distributions prior to age 59 1⁄2 (subject to certain exceptions), distributions that do not conform to specified commencement and minimum distribution rules, and in other specified circumstances. The distribution rules under Section 72(s) of the Code do not apply to annuities provided under a plan described in Sections 401(a), 403(a), 403(b), 408 or 408A of the Code, but other, similar rules may. Some retirement plans are subject to distribution and other requirements that are not incorporated into the policies or our policy administration procedures. Owners, employers, participants, and beneficiaries are responsible for determining that contributions, distributions, and other transactions with respect to the policies comply with applicable law.

Traditional Individual Retirement Annuities.  In order to qualify as a traditional individual retirement annuity under Section 408(b) of the Code, a policy must satisfy certain conditions: (i) the owner must be the annuitant; (ii) the policy generally is not transferable by the owner, e.g., the owner may not designate a new owner, designate a successor (contingent) owner or assign the policy as collateral security; (iii) subject to special rules, the total premium payments for any calendar year may not exceed the amount specified in the Code for the year, except in the case of a rollover amount or contribution under Section 402(c), 402(e)(6), 403(a)(4), 403(b)(8), 403(b)(10), 408(d)(3) or 457(e)(16) of the Code; (iv) annuity payments or partial surrenders according to the requirements in the IRS regulations (minimum required distributions) must begin no later than April 1 of the calendar year following the calendar year in which the annuitant attains age 70 1⁄2; (v) an annuity payment option with a period certain that will guarantee annuity payments beyond the life expectancy of the annuitant and the beneficiary may not be selected; (vi) certain payments of death benefits must be made in the event the annuitant dies prior to the distribution of the policy value; (vii) the entire interest of the owner is non-forfeitable; and (viii) the premiums must not be fixed. Policies intended to qualify as traditional individual retirement annuities under Section 408(b) of the Code contain such provisions. Amounts in the individual retirement annuity (other than nondeductible contributions) generally are taxed only when distributed from the annuity. Distributions prior to age 59 1⁄2 (unless certain exceptions apply) are subject to a 10% penalty tax.

Roth Individual Retirement Annuities (Roth IRA).  The Roth IRA, under Section 408A of the Code, contains many of the same provisions as a traditional IRA. However, there are some differences. First, the contributions are not deductible and must be made in cash or as a rollover or transfer from another Roth IRA, a traditional IRA or other allowed qualified plan. A rollover from or conversion of an IRA to a Roth IRA may be subject to tax. The ability to make cash contributions to Roth IRAs is available to individuals with earned income and whose modified adjusted gross income is under a specified dollar amount for the year. Subject to special rules, the amount per individual that may be contributed to all IRAs (Roth and traditional) is an amount specified in the Code for the year. Secondly, the distributions are taxed differently. The Roth IRA offers tax-free distributions when made 5 tax years after the first contribution to any Roth IRA of the individual and made after one of the following: attaining age 59 1⁄2, to pay for qualified first time homebuyer expenses (lifetime maximum of $10,000), or due to death or disability. All other distributions are subject to income tax when made from earnings and may be subject to a penalty tax unless an exception applies. Please note that specific tax ordering rules apply to Roth IRA distributions. Unlike the traditional IRA, there are no minimum required distributions during the owner’s lifetime; however, required distributions at death are generally the same as for traditional IRAs.

The IRS has not reviewed this policy for qualification as a Roth IRA, and has not addressed in a ruling of general applicability whether any death benefits available under the policy comport with qualification requirements.

Section 403(b) Plans. Under Section 403(b) of the Code, payments made by public school systems and certain tax exempt organizations to purchase policies for their employees are generally excludable from the gross income of the employee, subject to certain limitations. However, such payments may be subject to FICA (Social Security) taxes. The policy includes a death benefit that in some cases may exceed the greater of the premium payments or the policy value. Additionally, in accordance with the requirements of the Code, Section 403(b) annuities generally may not permit distribution of (i) elective contributions made in years beginning after December 31, 1988, and (ii) earnings on those contributions, and (iii) earnings on amounts attributed to elective contributions held as of the end of the last year beginning before January 1, 1989, unless certain events have occurred. Specifically, distributions of such amounts will be allowed only upon the death of the employee, on or after attainment of age 59 1⁄2, severance from employment, disability, or financial hardship, except that income attributable to elective contributions may not be distributed in the case of hardship. These rules may prevent the payment of guaranteed withdrawals under a guaranteed lifetime withdrawal benefit prior to age 59 1⁄2. For policies issued after 2008, amounts attributable to non-elective contributions may be subject to distribution restrictions specified in the employer’s section 403(b) plan.

Employers using the policy in connection with Section 403(b) plans may wish to consult with their tax adviser.

Pursuant to tax regulations, we generally are required to confirm, with your 403(b) plan sponsor or otherwise, that surrenders, loans or transfers you request from a 403(b) policy comply with applicable tax requirements before we process your request. We will defer such payments you request until all information required under the tax law has been received. By requesting a surrender or transfer, you consent to the sharing of confidential information about you, the policy, and transactions under the policy and any other 403(b) policies or accounts you have under the 403(b) plan among us, your employer or plan sponsor, any plan administrator or record keeper, and other product providers.

Pension and Profit-Sharing Plans. Sections 401(a) and 403(a) of the Code permit employers to establish various types of retirement plans for employees and self-employed individuals to establish qualified plans for themselves and their employees. Such retirement plans may permit the purchase of the policies to accumulate retirement savings. Adverse tax consequences to the plan, the participant or both may result if the policy is assigned or transferred to any individual as a means to provide benefit payments. Contributions to and distributions from such plans are limited by the Code and may be subject to penalties.

Deferred Compensation Plans. Section 457(b) of the Code, while not actually providing for a qualified plan as that term is normally used, provides for certain deferred compensation plans established and maintained by state and local governments (and their agencies and instrumentalities) and tax exempt organizations. Under such plans a participant may be able to specify the form of investment in which his or her participation will be made. For non-governmental Section 457(b) plans, all such investments, however, are typically owned by, and are subject to, the claims of the general creditors of the sponsoring employer. Depending on the terms of the particular plan, a non-government employer may be entitled to draw on deferred amounts for purposes unrelated to its Section 457(b) plan obligations. In general, all amounts received under a non- governmental Section 457 plan are taxable in the year paid (or in the year paid or made available in the case of a non-governmental 457(b) plan). Distributions from non-governmental 457(b) plans are subject to federal income tax withholding as wages distributions from governmental 457(b) plans are subject to withholding as “eligible rollover distributions” as described in the section entitled “Withholding” below. Contributions to and distributions from such plans are limited by the Code and may be subject to penalties. Deferred compensation plans of governments and tax-exempt entities that do not meet the requirements of Section 457(b) are taxed under Section 457(f), which means compensation deferred under the plan is included in gross income in the first year in which the compensation is not subject to a substantial risk of forfeiture.

Ineligible Owners-Qualified

We currently will not issue new policies to/or for the following plans: 403(a), 403(b), 412(i)/412(e)(3), 419, 457 (we will in certain limited circumstances accept 457(f) plans), employee stock ownership plans, Keogh/H.R.-10 plans and any other types of plans at our sole discretion.

Taxation of Surrenders and Partial Withdrawals – Qualified Policies

In the case of a withdrawal under a qualified policy (other than from a deferred compensation plan under Section 457 of the Code), a pro rata portion of the amount you receive is taxable, generally based on the ratio of your “investment in the policy” to your total account balance or accrued benefit under the retirement plan. Your “investment in the policy” generally equals the amount of any non-deductible premium payments made by you or on your behalf. If you do not have any non-deductible premium payments, your investment in the policy will be treated as zero.

In addition, a penalty tax may be assessed on amounts surrendered from the policy prior to the date you reach age 59 1⁄2, unless you meet one of the exceptions to this rule which are similar to the penalty exceptions for distributions from nonqualified policies discussed above. However, the exceptions applicable for qualified policies differ from those provided to nonqualified policies. You may wish to consult a tax adviser for more information regarding the application of these exceptions to your circumstances. The terms of the plan may limit the rights otherwise available to you under the policy.

Qualified Plan Required Distributions

For qualified plans under Section 401(a), 403(a), 403(b), and 457, the Code requires that distributions generally must commence no later than the later of April 1 of the calendar year following the calendar year in which the owner (or plan participant) (i) reaches age 70 1⁄2 or (ii) retires, and must be made in a specified form or manner. If a participant is a “5 percent owner” (as defined in the Code), or in the case of an IRA (other than a Roth IRA which is not subject to the lifetime required minimum distribution rules), distributions generally must begin no later than April 1 of the year following the calendar year in which the owner (or plan participant) reaches age 70 1⁄2. The actuarial present value of death and/or living benefit options and riders elected may need to be taken into account in calculating minimum required distributions. Consult a competent tax adviser before purchasing an optional living or death benefit.

Each owner is responsible for requesting distributions under the policy that satisfy applicable tax rules. We do not attempt to provide more than general information about use of the policy with the various types of retirement plans. Purchasers of policies for use with any retirement plan should consult their legal counsel and tax adviser regarding the suitability of the policy.

The Code generally requires that interest in a qualified policy be non-forfeitable. If your policy contains a bonus rider with a recapture, forfeiture, or “vesting” feature, it may not be consistent with those requirements. Consult a tax adviser before purchasing a bonus rider as part of a qualified policy.

You should consult your legal counsel or tax adviser if you are considering purchasing an enhanced death benefit or other optional rider, or if you are considering purchasing a policy for use with any qualified retirement plan or arrangement.

Optional Living Benefits

For policies with a guaranteed lifetime withdrawal benefit or a guaranteed maximum accumulation benefit the application of certain tax rules, particularly those rules relating to distributions from your policy, are not entirely clear. The tax rules for qualified policies may impact the value of these optional benefits. Additionally, the actions of the qualified plan as policy holder may cause the qualified plan participants to lose the benefit of the guaranteed lifetime withdrawal benefit. In view of this uncertainty, you should consult a tax adviser before purchasing this policy as a qualified policy.

Withholding

The portion of any distribution under a policy that is includable in gross income will be subject to federal income tax withholding unless the recipient of such distribution elects not to have federal income tax withheld. Election forms will be provided at the time distributions are requested or made. The amount of withholding varies according to the type of distribution. The withholding rates applicable to the taxable portion of periodic payments (other than eligible rollover distributions) are the same as the withholding rates generally applicable to payments of wages. A 10% withholding rate applies to the taxable portion of non-periodic payments. Regardless of whether you elect not to have federal income tax withheld, you are still liable for payment of federal income tax on the taxable portion of the payment. For qualified policies, taxable “eligible rollover distributions” from Section 401(a) plans, Section 403(a) annuities, Section 403(b) tax-sheltered annuities and government 457 plans are subject to a mandatory federal income tax withholding of 20%. An eligible rollover distribution is any distribution from such a plan other than specified distributions such as distributions required by the Code, distributions in a specified annuity form or hardship distributions. The 20% withholding does not apply, however, to nontaxable distributions or if (i) the employee (or employee’s spouse or former spouse as beneficiary or alternate payee) chooses a “direct rollover” from the plan to a tax-qualified plan, IRA, Roth IRA or 403(b) tax-sheltered annuity or to a governmental 457 plan that agrees to separately account for rollover contributions; or (ii) an non-spouse beneficiary chooses a “direct rollover” from the plan to an IRA established by the direct rollover.

Annuity Purchases by Residents of Puerto Rico

The IRS has announced that income received by residents of Puerto Rico under life insurance or annuity policies issued by a Puerto Rico branch of a United States life insurance company is U.S. source income that is generally subject to United States federal income tax.

Annuity Policies Purchased by Non-resident Aliens and Foreign Corporations

The discussion above provides general information (but not tax advice) regarding U.S. federal income tax consequences to annuity owners that are U.S. persons. Taxable distributions made to owners who are not U.S. persons will generally be subject to U.S. federal income tax withholding at a 30% rate, unless a lower treaty rate applies. In addition, distributions may be subject to state and/or municipal taxes and taxes that may be imposed by the owner’s country of citizenship or residence. Prospective foreign owners are advised to consult with a qualified tax adviser regarding U.S. state, and foreign taxation for any annuity policy purchase.

Foreign Account Tax Compliance Act (“FATCA”)

If the payee of a distribution from the policy is a foreign financial institution (“FFI”) or a non-financial foreign entity (“NFFE”) within the meaning of the Code as amended by the Foreign Account Tax Compliance Act (“FATCA”), the distribution could be subject to U.S. federal withholding tax on the taxable amount of the distribution at a 30% rate irrespective of the status of any beneficial owner of the policy or the distribution. The rules relating to FATCA are complex and a tax advisor should be consulted if an FFI or NFFE is or may be designated as a payee with respect to the policy.

Possible Tax Law Changes

Although the likelihood of legislative or regulatory changes is uncertain, there is always the possibility that the tax treatment of the policy could change by legislation, regulation, or otherwise. You should consult a tax adviser with respect to legal or regulatory developments and their effect on the policy.

We have the right to modify the policy to meet the requirements of any applicable laws or regulations, including legislative changes that could otherwise diminish the favorable tax treatment that annuity policy owners currently receive.

10.  ADDITIONAL FEATURES

Systematic Payout Option

You can select at any time (during the Accumulation Phase) to receive regular payments from your policy by using the Systematic Payout Option. Under this option, you can receive the greater of (1) or (2), divided by the number of payouts made per year, where:

(1)   is up to 10% of your Premium Payments (reduced by prior withdrawals in that policy year); or

(2)    is any gains in the policy.

For amounts greater than 10% of your Premium Payments you must receive prior company approval.

Any payment from a Guaranteed Period Option in excess of the cumulative interest credited at the time of the payment may be subject to an Excess Interest Adjustment.

Payments can be made monthly, quarterly, semi-annually, or annually. Each payment must be at least $50. Monthly and quarterly payments may be required to be taken by electronic funds transfer directly to your checking or savings account.

If you request an additional surrender while a Systematic Payout Option is in effect, then the Systematic Payout Option will terminate. Also keep in mind that partial withdrawals under the systematic payout option, like all partial withdrawals, may be taxable and, if made before age 59 1/2, may be subject to a 10% federal penalty tax.

There is no charge for this benefit.

Initial Payment Guarantee

You may only elect to purchase the Initial Payment Guarantee at the time you annuitize your policy. You cannot terminate this payment guarantee (or eliminate the charge for it) after you have elected it. The guarantee only applies to variable annuity payments. There is an additional charge for this guarantee.

The Initial Payment Guarantee does not establish or guarantee the performance of any subaccount.

With the Initial Payment Guarantee, you receive stabilized annuity payments that are guaranteed to never be less than a percentage of the initial payment. The guaranteed percentage is subject to change from time to time; however once you annuitize and elect the Initial Payment Guarantee, the guaranteed percentage will not change during the life of the Initial Payment Guarantee. Contact us for the current guaranteed percentage.

The payment amount is adjusted once each year to reflect the investment performance of your selected investment choice(s) over the preceding year (but your payment will not be less than the guaranteed minimum).

Fee.  There is a charge for the Initial Payment Guarantee, which is in addition to the base product mortality and expense risk fee charge. This fee is reflected in the amount of the annuity payments that you receive if you select the payment guarantee. It is deducted in the same manner as the Separate Account charge and it is reflected in the calculation of the annuity unit values.

The Initial Payment Guarantee fee is currently equal to an annual rate of 1.25% of the daily net asset value in the Subaccounts. We can change the fee, and you pay whatever the fee is when you annuitize.

Other Terms and Conditions.  The Initial Payment Guarantee uses a 5.0% assumed investment rate (“AIR”) to calculate your annuity payments. This means that the dollar amount of the annuity payments will remain level if the investment return (net of fees and expenses) exactly equals 5.0%. The payments will increase if actual investment performance (net of fees and expenses) exceeds the AIR, and decrease if actual performance is below the AIR (but not below the guaranteed level).

Termination.    The Initial Payment Guarantee is irrevocable.

The Initial Payment Guarantee may vary for certain policies and may not be available for all policies, in all states or at all times.

Nursing Care and Terminal Condition

No Excess Interest Adjustment will apply if you or your spouse has been:

●	confined in a hospital or nursing facility for 30 days in a row after the policy issue date; or
●	diagnosed with a terminal condition after the policy issue date (usually a life expectancy of 12 months or less).

This benefit is also available to the annuitant or annuitant’s spouse if the owner is not a natural person.

You may exercise this benefit at any time (during the Accumulation Phase) and there is no charge for this benefit. There is no restriction on the maximum amount you may surrender under this benefit.

This benefit may vary for certain policies and may not be available for all policies, in all states or at all times. See the Policy or endorsement for details and conditions.

Unemployment Waiver

No Excess Interest Adjustment will apply to withdrawals if you or your spouse is unemployed. In order to qualify, you (or your spouse, whichever is applicable):

●	must have been employed full time for at least two years prior to becoming unemployed; and
●	must have been employed full time on the policy date; and
●	must have been unemployed for at least 60 days in a row at the time of the withdrawal; and
●	must have a minimum Cash Value at the time of withdrawal of $5,000

You must provide written proof from your State’s Department of Labor, which verifies that you qualify for and are receiving unemployment benefits at the time of withdrawal.

You may exercise this benefit at any time (during the Accumulation Phase) and there is no charge for this benefit.

This benefit is also available to the annuitant or annuitant’s spouse if the owner is not a natural person.

There is no restriction on the maximum amount you may surrender under this benefit.

The Unemployment Waiver may vary for certain policies and may not be available for all policies, in all states or at all times. See the policy for details.

Telephone and Electronic Transactions

Currently, certain transactions may be made by telephone or other electronic means acceptable to us upon our receipt of the appropriate authorization. We may discontinue this option at any time. To access information and perform transactions electronically, we require you to create an account with a username and password, and to maintain a valid e-mail address.

We will not be liable for following instructions communicated by telephone or electronically we reasonably believe to be genuine. We will employ reasonable procedures to confirm that instructions we receive are genuine. Our procedures require you to provide information to verify your identity when you call us and we will record conversations with you. We may also require written confirmation of the request. When someone contacts our Administrative Office and follows our procedures, we will assume you are authorizing us to act upon those instructions. For electronic transactions through the internet, you will need to provide your username and password. You are responsible for keeping your password confidential and must notify us of any loss, theft or unauthorized use of your password.

Telephone and other electronic transactions must be received while the New York Stock Exchange is open for regular trading to get same-day pricing of the transaction. Please note that the telephone and/or electronic device transactions may not always be available. Any telephone, fax machine or other electronic device, whether it is yours, your service provider’s, or your financial representative’s can experience outages or slowdowns for a variety of reasons. These outages or slowdowns may delay or prevent our processing of your request if the volume of transactions is unusually high, we might not have anyone available, or lines available, to take your transaction. Although we have taken precautions to limit these problems, we cannot promise complete reliability under all circumstances. If you are experiencing problems, you should make your request by writing to our Administrative Office.

We reserve the right to revoke your telephone and other electronic transaction privileges at any time without revoking all owners’ privileges. We may deny telephone and electronic transaction privileges to market timers or disruptive traders.

Asset Rebalancing

During the Accumulation Phase, you may instruct us to make automatic transfers of amounts among the Subaccounts in order to maintain a desired allocation of Policy Value among those Subaccounts. We will “rebalance” monthly, quarterly, semi-annually, or annually, beginning on the date you select. You must select the percentage of the policy value you desire in each of the various Subaccounts offered (totaling 100%).

Rebalancing can be started, stopped, or changed at any time. Rebalancing will not be available when Dollar Cost Averaging is in effect or when any other transfer is requested. If a transfer is requested, then we will honor the requested transfer and discontinue Asset Rebalancing. New instructions are required to restart Asset Rebalancing.

There is no charge for this benefit.

Dollar Cost Averaging Program

During the accumulation phase, you may instruct us to automatically make transfers into one or more subaccounts in accordance with your allocation instructions. This is known as Dollar Cost Averaging. While Dollar Cost Averaging buys more accumulation units when prices are low and fewer accumulation units when prices are high, it does not guarantee profits or assure that you will not experience a loss. Dollar Cost Averaging programs that may be available under your policy:

•	Traditional—You may specify the dollar amount to be transferred or the number of transfers. Transfers will begin as soon as the program is started. A minimum of $500 per transfer is required. The minimum number of transfers is 6 monthly or 4 quarterly, and the maximum is 24 monthly or 8 quarterly. You can elect to transfer from the fixed account, money market or other specified subaccount.

•	Special—You may only elect either a six or twelve month program. Transfers will begin as soon as the program is started. You cannot transfer from another investment choice into a Special Dollar Cost Averaging program. This program is only available for new premium payments, requires transfers from a fixed source, and may credit a higher or lower interest rate than a traditional program. A minimum of $500 per transfer is required ($3,000 or $6,000 to start a 6-month or 12-month program, respectively).

A Dollar Cost Averaging program will begin the next business day after we have received in good order all necessary information and the minimum required amount. See OTHER INFORMATION - Sending Forms and Transaction Requests in Good Order. Please note, Dollar Cost Averaging programs will not begin on the 29th, 30th, or 31st. If a program would have started on one of those dates, it will start on the 1st business day of the following month. If we receive additional premium payments while a Dollar Cost Averaging program is running, absent new instructions to the contrary, the amount of the Dollar Cost Averaging transfers will increase, but the length of the Dollar Cost Averaging program will not.

NOTE CAREFULLY:

New Dollar Cost Averaging instructions are required to start a new Dollar Cost Averaging program once the previous Dollar Cost Averaging program has completed. Additional premium payments, absent new allocation instructions, received after a Dollar Cost Averaging program has completed, will be allocated according to the current premium payment allocations at that time but will not reactivate a completed Dollar Cost Averaging program.

If:

●	We do not receive all necessary information to begin or restart a Dollar Cost Averaging program.

Then:

●	Any amount allocated to a fixed source will be invested in that fixed source but will be transferred to the money market investment option within 30 days of allocation to fixed source if new Dollar Cost Averaging Instructions are not received;
●	Any amount allocated to a variable source will be invested in that variable source and will remain in that variable investment option; and
●	New Dollar Cost Averaging instructions will be required to begin a Dollar Cost Averaging program.

You should consider your ability to continue a Dollar Cost Averaging program during all economic conditions. Transfers from a Dollar Cost Averaging fixed source are not subject to an excess interest adjustment. A Dollar Cost Averaging program can be used in conjunction with Asset Rebalancing and a guaranteed lifetime withdrawal benefit (subject to any investment restrictions involving the source). There is no charge for this benefit.

The Dollar Cost Averaging Program may vary for certain policies and may not be available for all policies, in all states or at all times. See your policy for availability of the fixed account options.

Architect Guaranteed Lifetime Withdrawal Benefit

The Architect Guaranteed Lifetime Withdrawal Benefit is no longer available for new sales, but if you have previously elected this rider, you can still upgrade. See Appendix F for additional information.

Guaranteed Minimum Income Benefit

The Guaranteed Minimum Income Benefit (“GMIB”) is no longer available for new sales, but policy owners who elected the GMIB before May 1, 2003, can still upgrade. If you upgrade, the annual effective interest rate is currently 5% per year. See Appendix G for additional information.

Additional Death Benefit Riders

The Additional Death Benefit, Additional Death Benefit – Extra and Additional Death Distribution – II riders are no longer available for new sales. See Appendices for additional information on any these Riders.

11.  OTHER INFORMATION

Transamerica Premier Life Insurance Company

Transamerica Premier Life Insurance Company was incorporated under the laws of the State of Maryland on March 5, 1858. It was redomesticated to the State of Iowa on April 1, 2007. It is engaged in the sale of life and health insurance and annuity policies. The Company is a wholly-owned indirect subsidiary of Transamerica Corporation which conducts most of its operations through subsidiary companies engaged in the insurance business or in providing non-insurance financial services. All of the stock of Transamerica Corporation is indirectly owned by Aegon N.V. of The Netherlands, the securities of which are publicly traded. Aegon N.V., a holding company, conducts its business through subsidiary companies engaged primarily in the insurance business. The Company is licensed in the District of Columbia, Guam, Puerto Rico and all states except New York.

All obligations arising under the policies, including the promise to make annuity payments, are general corporate obligations of the Company. Accordingly no financial institution, brokerage firm or insurance agency is responsible for the financial obligations of the Company arising under the policies.

Financial Condition of the Company

We pay benefits under your policy from our general account assets and/or from your policy value held in the Separate Account. It is important that you understand that payments of the benefits are not assured and depend upon certain factors discussed below.

Assets in the Separate Account.  You assume all of the investment risk for your Policy Value that is allocated to the Subaccounts of the Separate Account. Your policy value in those Subaccounts constitutes a portion of the assets of the Separate Account. These assets are segregated and insulated from our general account, and may not be charged with liabilities arising from any other business that we may conduct.

Assets in the General Account.  You also may be permitted to make allocations to Guaranteed Period Options of the fixed account, which are supported by the assets in our general account. Any guarantees under a policy that exceed policy value, such as those associated with any lifetime withdrawal benefit riders and any optional death benefits, are paid from our general account (and not the Separate Account). Therefore, any amounts that we may be obligated to pay under the policy in excess of policy value are subject to our financial strength and claims-paying ability and our long-term ability to make such payments. The assets of the Separate Account, however, are also available to cover the liabilities of our general account, but only to the extent that the Separate Account assets exceed the Separate Account liabilities arising under the policies supported by it.

We issue other types of insurance policies and financial products as well, and we also pay our obligations under these products from our assets in the general account.

Our Financial Condition.  As an insurance company, we are required by state insurance regulation to hold a specified amount of reserves in order to meet all the policy obligations of our general account. In order to meet our claims-paying obligations, we monitor our reserves so that we hold sufficient amounts to cover actual or expected policy and claims payments. In addition, we hedge our investments in our general account, and may require purchasers of certain of the variable insurance products that we offer to allocate premium payments and policy value in accordance with specified investment requirements. However, it is important to note that there is no guarantee that we will always be able to meet our claims-paying obligations, and that there are risks to purchasing any insurance product.

State insurance regulators also require insurance companies to maintain a minimum amount of capital, which acts as a cushion in the event that the insurer suffers a financial impairment, based on the inherent risks in the insurer’s operations. These risks include those associated with losses that we may incur as the result of defaults on the payment of interest or principal on our general account assets, which include bonds, mortgages, general real estate investments, and stocks, as well as the loss in market value of these investments. We may also experience liquidity risk if our general account assets cannot be readily converted into cash to meet obligations to our policy owners or to provide the collateral necessary to finance our business operations.

How to Obtain More Information.  We encourage both existing and prospective policy owners to read and understand our financial statements. We prepare our financial statements on a statutory basis. Our financial statements, which are presented in conformity with accounting practices prescribed or permitted by the Iowa Department of Insurance – as well as the financial statements of the separate account – are located in the Statement of Additional Information (SAI). For a copy of the SAI, simply call or write us at the phone number or address of our Administrative Office referenced in this prospectus. In addition, the SAI is available on the SEC’s website at http://www.sec.gov. Our financial strength ratings which reflect the opinions of leading independent rating agencies of our ability to meet our obligations to our policy owners, are available on our website at (https://www.transamerica.com/individual/what-we-do/about-us/financial-strength/), and the websites of these nationally recognized statistical ratings organizations—A.M. Best Company (www.ambest.com), Moody’s Investors Service (www.moodys.com) Standard & Poor’s Rating Services (www.standardandpoors.com) and Fitch, Inc. (www.fitchratings.com).

Separate Account VA CC

The Separate Account was established by TPLIC on February 1, 1992, and operates under Iowa law.

The Separate Account is a unit investment trust registered with the SEC under the 1940 Act. Such registration does not signify that the SEC supervises the management or the investment practices or policies of the Separate Account.

TPLIC owns the assets of the Separate Account, and the obligations under the Policy are obligations of TPLIC. These assets are held separately from the other assets of TPLIC and are not chargeable with liabilities incurred in any other business operation of TPLIC (except to the extent that assets in the Separate Account exceed the reserves and other liabilities of the Separate Account). TPLIC will always keep assets in the Separate Account with a value at least equal to the total policy value under the policies. Income, gains, and losses incurred on the assets in the Separate Account, whether or not realized, are credited to or charged against the Separate Account without regard to other income, gains, or losses of TPLIC. Therefore, the investment performance of the Separate Account is entirely independent of the investment performance of TPLIC’s general account assets or any other separate account TPLIC maintains.

The Separate Account has various Subaccounts dedicated to the policy, each of which invests solely in a corresponding Portfolio of the underlying funds. Additional Subaccounts may be established at TPLIC’s discretion. The Separate Account meets the definition of a “separate account” under Section 2(a)(37) of the 1940 Act.

Policy Owner

The policy owner is the person or persons designated as the Policy Owner in the application to participate in the Policy and who exercises all rights under the policy. The term shall also include any person named as Joint Owner. A Joint Owner shares ownership in all respects with the Owner. You can generally change the owner at any time by notifying us in writing at our Administrative Office.

There may be limitations on your ability to change the ownership of a qualified policy. An ownership change may be a taxable event.

Annuitant

The person during whose life any annuity payments involving life contingencies will continue.

Payee

The Payee is the policy owner, Annuitant, beneficiary, or any other person, estate, or legal entity to whom benefits are to be paid.

Distribution of the policies

Distribution and Principal Underwriting Agreement.  We have entered into a principal underwriting agreement with our affiliate, TCI, for the distribution and sale of the policies.

Compensation to Investment Advisers and Broker-Dealers Selling the policies.  This policy is sold through investment advisers (“advisers”) who may charge you a fee to manage your assets. The policies may also be offered to the public through broker-dealers (advisors and broker-dealers are referred to as “selling firms”). The selling firms have entered into written selling agreements with us and with TCI as principal underwriter for the policies.

There are no commission payments made by us or TCI to the selling firms. Any advisory or other ongoing fee payment is set by the selling firm and is independent of us and TCI. We are not responsible for any issues or disputes that arise of out of any fee arrangement between you and any selling firm. We have not made any independent investigation of any selling firm, nor do we endorse any selling firm or make any representations regarding their qualifications.

If you have a fee deducted directly from your policy to pay a selling firm, you will be required to provide written authorizations to us and your account value will be reduced when the payments are deducted. The fee will no longer be available for deduction after the contract is annuitized. You should be aware that payments to selling firms are separate from and in addition to any policy fees (see EXPENSES section). There may be tax consequences if you have a fee deducted directly from your policy to pay a selling firm. You should consult your tax advisor. Additionally, deductions from the contract for a fee to a selling firm may have negative consequences to any optional living benefit rider you have elected. You should consult your sales representative.

A limited number of representatives of Protected Investors of America (“PIA”), a broker-dealer , “wholesale” the policies and provide sales support to the selling firms. To the extent permitted by Financial Industry Regulatory Authority (FINRA) rules of the Financial Industry Regulatory Authority, TCI and/or PIA pay (or allow other broker-dealers to provide) promotional incentives or payment in the form of cash or non-cash compensation or reimbursement to some, but not all, selling firms. We and/or our affiliates may share the costs of client appreciation events with advisory or selling firms, reimburse such firms for, among other things, the costs of exhibit booths and other items related to sponsoring marketing conferences and events, and/or provide other marketing support. To the extent permitted by FINRA Rules, we and/or our affiliates may provide certain advisors and selling representatives with occasional de minimis gifts, meals, tickets or other non-cash compensation in connection with the sale of the policies. These special compensation arrangements are not offered to all advisory and selling firms and the terms of such arrangements may differ between firms.

You should be aware that a selling firm or its sales representatives may receive different compensation or incentives for selling one product over another. In some cases, these differences may create an incentive for the selling firm or its sales representatives to recommend or sell this policy to you. You may wish to take such incentives into account when considering and evaluating any recommendation relating to the policies.

Special Compensation Paid to Affiliated Firms.  Our parent company provides paid-in capital to TCI and pays the cost of TCI’s operating and other expenses, including costs for facilities, legal and accounting services, and other internal administrative functions. Certain costs of PIA are underwritten by our affiliates. Wholesaling representatives and their managers at PIA who meet certain productivity standards that include sales of the policies may receive additional cash bonuses and non-cash compensation from us or our affiliates. No specific charge is assessed directly to policy owners or the separate account to cover incentives or any additional payments described above. We intend to recoup our sales expenses and incentives we pay, however, through fees and charges deducted under the policy and other corporate revenue.

Right to Cancel Period

You may return your policy for a refund, but only if you return it within a prescribed period, which is usually 20 to 30 days after you receive the policy, or whatever longer period may be required by state law. The amount of the refund will generally be Premiums paid, plus or minus accumulated gains or losses in the Separate Account. You bear the risk of any decline in policy value during the Right to Cancel Period. However, if state law requires, then we will refund your original Premium Payment(s), or surrender value, if greater. We will pay the refund within seven days after we receive, in good order and within the applicable period at our Administrative Office, written notice of cancellation and the returned policy. The policy will then be deemed void.

Assignment

The Owner has the right to assign ownership to a person or party other than himself. We reserve the right, except to the extent prohibited by applicable laws, regulations, or actions of the State insurance commissioner, to require that an assignment will be effective only upon acceptance by us, and to refuse assignments or transfers at any time on a non-discriminatory basis.

Termination for Low Value

If a partial surrender or fee (including an optional rider fee, administrative fee, or owner transaction fee) reduces your cash value below the minimum specified in your policy, we reserve the right to terminate your policy and send you a full distribution of your remaining cash value. All benefits associated with your annuity policy will be terminated. Federal tax law may impose restrictions on our right to terminate certain qualified policies. We do not currently anticipate exercising this right if you have certain optional benefits, however, we reserve the right to do so. For all other policies, including policies with certain other optional benefits, we intend to exercise this termination provision.

Sending Forms and Transaction Requests in Good Order

We cannot process your requests for transactions relating to the policy until they are received in Good order at our Administrative Office. “Good order” means the actual receipt by us of the instructions relating to the requested transaction in writing (or, when appropriate, by telephone or electronically), along with all forms, information and supporting legal documentation necessary to effect the transaction. This information and documentation generally includes to the extent applicable to the transaction: your completed application; the policy number; the transaction amount (in dollars or percentage terms); the names and allocations to and/or from the Subaccounts affected by the requested transaction; the signatures of all policy owners (exactly as registered on the policy), if necessary; Social Security Number or Tax I.D.; and any other information or supporting documentation that we may require, including any spousal or Joint Owner’s consents. With respect to purchase requests, “good order” also generally includes receipt (by us) of sufficient funds to affect the purchase. We may, in our sole discretion, determine whether any particular transaction request is in good order, and we reserve the right to change or waive any good order requirement at any time.

“Received” or receipt in good order generally means that everything necessary must be received by us, at our Administrative Office specified in the Glossary of Terms. We reserve the right to reject electronic transactions that do not meet our requirements.

Mixed and Shared Funding

The underlying fund portfolios may serve as investment vehicles for variable life insurance policies, variable annuity policies and retirement plans (“mixed funding”) and shares of the underlying fund portfolios also may be sold to separate accounts of other insurance companies (“shared funding”). While the Company currently does not foresee any disadvantages to owners and participants arising from either mixed or shared funding, it is possible that the interests of owners of various policies and/or participants in various plans for which the underlying fund portfolios serve as investments might at some time be in conflict. The Company and each underlying fund portfolio’s Board of Directors intend to monitor events in order to identify any material conflicts and to determine what action, if any, to take. Such action could include the sale of underlying fund portfolio shares by one or more of the separate accounts, which could have adverse consequences. Such action could also include a decision that separate funds should be established for variable life and variable annuity separate accounts. In such an event, the Company would bear the attendant expenses, but owners and plan participants would no longer have the economies of scale resulting from a larger combined fund. Please read the prospectuses for the underlying fund portfolios, which discuss the underlying fund portfolios’ risks regarding mixed and shared funding, as applicable.

Exchanges and/or Reinstatements

You can generally exchange a non-qualified annuity for another in a “tax-free exchange” under Section 1035 of the Internal Revenue Code, or transfer qualified annuities directly to another life insurance company as a “trustee-to-trustee transfer”. Before making the exchange or transfer, you should compare both annuities carefully. Remember that if you exchange or transfer an annuity policy for the policy described in this prospectus, then you might have to pay a surrender charge and tax, including a penalty tax, on your old annuity policy; and there may be a new surrender charge period under this annuity and other fees and charges may be higher (or lower) under this policy, and the benefits under this policy may be different. You should not exchange or transfer another annuity policy for this policy unless you determine, after knowing all of the facts, that the exchange or transfer is in your best interest and not just better for the person trying to sell you this policy. If you decide to purchase this policy through a exchange or transfer, you should speak to your financial professional or tax advisor to make sure that the transaction will be tax free. If you surrender your old annuity policy for cash and then buy a new annuity policy, for example, you may have to pay tax on the surrender.

You may ask us to reinstate your policy after such an exchange, transfer, full or partial surrender and in certain limited circumstances we will allow you to do so by returning the same total dollar amount of funds distributed to applicable Subaccounts. The dollar amount will be used to purchase new Accumulation Units at the then current price. In the event any subaccount previously invested in is closed and we don’t receive additional instructions, funds will be re-allocated to the remaining available investment options according to the investment allocation instructions you previously provided. In the event any subaccount previously invested in is closed and we don’t receive additional instructions, funds will be reallocated to the remaining available investment options according to the investment allocation instructions you previously provided. Because of changes in market value, your new Accumulation Units may be worth more or less than the units you previously owned. Generally, unless you return the original check, your annuity policy is non-qualified and a portion of the prior withdrawal was taxable, we are required to report the taxable amount of the distribution to the IRS even though the funds have been reinstated. The cost basis will be adjusted accordingly. The taxable amount will be reported on Form 1099-R which you will receive in January of the year following the distribution. We recommend that you consult a tax professional to explain the possible tax consequences of reinstatements.

Certain Offers

From time to time, the Company has offered (and may again offer) you some form of payment or incentive in return for terminating or modifying certain guaranteed benefits.

When the Company makes an offer, we may vary the offer amount, up or down, among the same group of policy owners based on certain criteria such as policy value and any applicable benefit base, investment allocations and the amount and type of withdrawals taken. For example, for guaranteed benefits that have benefit bases that can be reduced on either a pro rata or dollar-for-dollar basis depending on the amount of withdrawals taken, we may consider whether you have taken any withdrawal that has caused a pro rata reduction in your benefit base, as opposed to a dollar-for-dollar reduction. Also, we may increase or decrease offer amounts from offer to offer. In other words, we may make an offer to a group of policy owners based on an offer amount, and, in the future, make another offer based on a higher or lower offer amount to the remaining policy owners in the same group.

If you accept an offer that requires you to terminate a guaranteed benefit and you retain your policy, we will no longer charge you for it, and you will not be eligible for any future offers related to that type of guaranteed benefit, even if such future offer would have included a greater offer amount or different payment or incentive.

Voting Rights

The underlying funds do not hold regular meetings of shareholders. The directors/trustees of the Funds may call special meetings of shareholders as the 1940 Act or other applicable law may require. To the extent required by law, TPLIC will vote the Portfolio shares held in the Separate Account at shareholder meetings of the Funds in accordance with instructions received from persons having voting interests in the corresponding Subaccount. TPLIC will vote Fund shares as to which no timely instructions are received and those shares held by TPLIC as to which policy owners have no beneficial interest in proportion to the voting instructions that are received with respect to all policies participating in that Portfolio. Voting instructions to abstain on any item to be voted upon will be applied on a pro rata basis to reduce the votes eligible to be cast.

Please note that it is possible for a small number of policy owners (assuming there is a quorum) to determine the outcome of a vote, especially if they have large policy values.

The number of votes of the Portfolio that are available will be determined as of the date established by that Portfolio for determining shareholders eligible to vote at the meeting of the Fund. Voting instructions will be solicited before such meeting in accordance with procedures established by the underlying fund.

Abandoned or Unclaimed Property

Every state has unclaimed property laws that generally provide for escheatment to the state of unclaimed property (including proceeds of annuity, life and other insurance policies) under various circumstances. In addition to the state unclaimed property laws, we may be required to escheat property pursuant to regulatory demand, finding, agreement or settlement. To help prevent such escheatment, it is important that you keep your contact and other information on file with us up to date, including the names, contact information and identifying information for owners, insureds, annuitants, beneficiaries and other payees. Such updates should be communicated in a form and manner satisfactory to us.

Legal Proceedings

We, like other life insurance companies, are subject to regulatory and legal proceedings, including class action lawsuits, in the ordinary course of our business. Such legal and regulatory matters include proceedings specific to us and other proceedings generally applicable to business practices in the industry in which we operate. In some lawsuits and regulatory proceedings involving insurers, substantial damages have been sought and/or material settlement payments have been made. Although the outcome of any litigation or regulatory proceeding cannot be predicted with certainty, at the present time, we believe that there are no pending or threatened proceedings or lawsuits that are likely to have a material adverse impact on the separate account, on TCI’s ability to perform under its principal underwriting agreement, or on our ability to meet our obligations under the policy.

The Company was the subject of inquiries and remains under audits and market conduct examinations with a focus on the handling of unreported claims and abandoned property. The audits and related examination activity may result in additional payments to beneficiaries, escheatment of funds deemed abandoned, and administrative penalties. The Company previously implemented changes in the procedures for the identification of unreported claims and handling of escheatable property to comply with the terms of regulatory agreements and newly adopted laws and regulations. The Company does not believe that any regulatory actions or agreements that results from these audits and examinations will have a material adverse impact on our ability to meet our obligations.

Cyber Security

We rely heavily on interconnected computer systems and digital data to conduct our variable product business activities. Because our variable product business is highly dependent upon the effective operation of our computer systems and those of our business partners, our business is potentially vulnerable to disruptions from utility outages and other problems, and susceptible to operational and information security risks resulting from information systems failure (e.g., hardware and software malfunctions) and cyber-attacks. These risks include, among other things, the theft, misuse, corruption and destruction of data maintained online or digitally, interference with or denial of service, attacks on websites and other operational disruption and unauthorized release of confidential customer information. Such systems failures and cyber-attacks affecting us, any third party administrator, the underlying fund portfolios, intermediaries and other affiliated or third-party service providers may adversely affect us and your policy value. For instance, cyber-attacks may interfere with our processing of policy transactions, including the processing of orders from our website or with the underlying fund portfolios; cause the release and possible destruction of confidential customer or business information; impede order processing; subject us and/or our service providers and intermediaries to regulatory fines and financial losses; and/or cause reputational damage. Cyber security risks may also affect the issuers of securities in which the underlying fund portfolios invest, which may cause the underlying fund portfolios to lose value. There can be no assurance that we, the underlying fund portfolios or our service providers will avoid losses affecting your policy that result from cyber-attacks or information security breaches in the future.

For a complete description regarding the Company’s policies for its websites, including the Privacy policy and Terms of Use for such websites, please visit: https://www.transamerica.com/individual/privacy-policy and https://www.transamerica.com/individual/terms-of-use.

Other Transamerica Policies

We offer a variety of fixed and variable annuity policies. They may offer features, including investment options, and have fees and charges, that are different from those in the policy offered by this Prospectus. Not every policy we issue is offered through every financial intermediary. Some financial intermediaries may not offer and/or limit the offering of certain features or options, as well as limit the availability of the policies, based on issue age, or other criteria established by the financial intermediary. Upon request, your financial professional can show you information regarding other Transamerica annuity policies that he or she distributes. You can also contact us to find out more about the availability of any of the Transamerica annuity policies.

You should work with your financial professional to decide whether this policy is appropriate or you based on a thorough analysis of your particular insurance needs, financial objectives, investment goals, time horizons and risk tolerance.

TABLE OF CONTENTS FOR THE ADVISOR’S EDGE® VARIABLE ANNUITY

STATEMENT OF ADDITIONAL INFORMATION

Glossary of Terms
The policy—General Provisions
Performance Information
Performance Comparisons
Safekeeping of Account Assets
State Regulation of TPLIC
Records and Reports
Distribution of the policies
Administrative Services policy
Independent Registered Public Accounting Firm
Other Information
Financial Statements
Appendix A – Additional Death Benefit – Additional Information
Appendix B – Additional Death Benefit – Extra – Additional Information
Appendix A – Additional Death Distribution – II – Additional Information

APPENDIX A

PORTFOLIOS ASSOCIATED WITH THE SUBACCOUNTS

Please Note: the Company reserves the right to change investment choices made by purchasers of the Architect Guaranteed Lifetime Withdrawal Benefit as we deem necessary to support the guarantees under these riders.

The subaccounts listed below are available under the policy for new investors, but may not be available for all policies.

SUBACCOUNT	PORTFOLIO	ADVISOR/SUBADVISOR

Columbia Funds Variable Insurance Trust – Class 1 Shares
Columbia Variable Portfolio - Small Company Growth Fund	Columbia Variable Portfolio - Small Company Growth Fund	Columbia Management Investment Advisers, LLC
Investment Objective: Long-term capital appreciation.

DFA Investment Dimensions Group Inc.
VA Global Bond Portfolio	VA Global Bond Portfolio	Dimensional Fund Advisors LP
Investment Objective: Provide a market rate of return for a fixed income portfolio with low relative volatility of returns.
VA International Small Portfolio	VA International Small Portfolio	Dimensional Fund Advisors LP
Investment Objective: Achieve long term capital appreciation.
VA International Value Portfolio	VA International Value Portfolio	Dimensional Fund Advisors LP
Investment Objective: Achieve long-term capital appreciation.
VA Short-Term Fixed Portfolio	VA Short-Term Fixed Portfolio	Dimensional Fund Advisors LP
Investment Objective: Achieve a stable real return in excess of the rate of inflation with a minimum risk.
VA U.S. Large Value Portfolio	VA U.S. Large Value Portfolio	Dimensional Fund Advisors LP
Investment Objective: Achieve long-term capital appreciation.
VA U.S. Targeted Value Portfolio	VA U.S. Targeted Value Portfolio	Dimensional Fund Advisors LP
Investment Objective: Achieve long-term capital appreciation.

Federated Insurance Series
Federated Fund for U.S. Government Securities II	Federated Fund for U.S. Government Securities II	Federated Investment Management Company
Investment Objective: Provide current income.
Federated Government Money Fund II	Federated Government Money Fund II(4)	Federated Investment Management Company
Investment Objective: Provide current income consistent with stability of principal and liquidity.
Federated High Income Bond Fund II – Primary Shares	Federated High Income Bond Fund II – Primary Shares	Federated Investment Management Company
Investment Objective: High current income.
Federated Managed Tail Risk Fund II – Primary Shares	Federated Managed Tail Risk Fund II – Primary Shares	Federated Global Investment Management Corp.
Investment Objective: Capital appreciation.
Federated Managed Volatility Fund II	Federated Managed Volatility Fund II	Federated Equity Management Company of Pennsylvania
Investment Objective: Achieve high current income and moderate capital appreciation.

Fidelity® Variable Insurance Products Fund – Initial Class
Fidelity® VIP Contrafund® Portfolio	Fidelity® VIP Contrafund® Portfolio	Fidelity Management & Research Company
Investment Objective: Long term capital appreciation.
Fidelity® VIP Mid Cap Portfolio	Fidelity® VIP Mid Cap Portfolio	Fidelity Management & Research Company
Investment Objective: Long term growth of capital.
Fidelity® VIP Value Strategies Portfolio	Fidelity® VIP Value Strategies Portfolio	Fidelity Management & Research Company
Investment Objective: Capital appreciation.

Transamerica Series Trust - Initial Class
TA Asset Allocation - Conservative	Transamerica Asset Allocation - Conservative VP	J.P. Morgan Investment Management Inc.
Investment Objective: Current income and preservation of capital.
TA Asset Allocation - Growth	Transamerica Asset Allocation - Growth VP	J.P. Morgan Investment Management Inc.
Investment Objective: Long-term capital appreciation

SUBACCOUNT	PORTFOLIO	ADVISOR/SUBADVISOR

Transamerica Series Trust - Initial Class (Continued…)
TA Asset Allocation - Moderate	Transamerica Asset Allocation - Moderate VP	J.P. Morgan Investment Management Inc.
Investment Objective: Capital appreciation and current income.
TA Asset Allocation - Moderate Growth	Transamerica Asset Allocation - Moderate Growth VP	J. P. Morgan Investment Management Inc.
Investment Objective: Capital appreciation with current income as a secondary objective.
TA Barrow Hanley Dividend Focused	Transamerica Barrow Hanley Dividend Focused VP	Barrow, Hanley, Mewhinney, & Strauss, LLC
Investment Objective: Seeks total return gained from the combination of dividend yield, growth of dividends and capital appreciation.
TA Clarion Global Real Estate Securities	Transamerica Clarion Global Real Estate Securities VP	CBRE Clarion Securities LLC
TA Janus Mid-Cap Growth	Transamerica Janus Mid-Cap Growth VP(5)	Janus Capital Management LLC(5)
Investment Objective: Capital appreciation.
Investment Objective: Long-term total return from investment primarily in equity securities of real estate companies.
TA JPMorgan Enhanced Index	Transamerica JPMorgan Enhanced Index VP	J.P. Morgan Investment Management Inc.
Investment Objective: Earn a total return modestly in excess of the total return performance of the Standard & Poor’s 500® Index (including the reinvestment of dividends) while maintaining a volatility of return similar to the S&P 500® Index.
TA MFS International Equity	Transamerica MFS International Equity VP	MFS® Investment Management
Investment Objective: Capital growth.
TA Managed Risk – Balanced ETF	Transamerica Managed Risk – Balanced ETF VP	Milliman Financial Risk Management LLC
Investment Objective: Balance capital appreciation and income.
TA Managed Risk – Growth ETF	Transamerica Managed Risk – Growth ETF VP	Milliman Financial Risk Management LLC
Investment Objective: Capital appreciation as a primary objective and income as a secondary objective.
TA Multi-Managed Balanced	Transamerica Multi-Managed Balanced VP	J.P. Morgan Investment Management Inc. and Aegon USA Investment Management, LLC
Investment Objective: High total investment return through investments in a broadly diversified portfolio of stock, bonds and money market instruments.
TA PIMCO Total Return	Transamerica PIMCO Total Return VP	Pacific Investment Management Company LLC
Investment Objective: Maximum total return consistent with preservation of capital and prudent investment management.
TA Small/Mid Cap Value	Transamerica Small/Mid Cap Value VP	Systematic Financial Management L.P. &Thompson, Siegel & Walmsley LLC
Investment Objective: Maximize total return.
TA T. Rowe Price Small Cap	Transamerica T. Rowe Price Small Cap VP	T. Rowe Price Associates, Inc.
Investment Objective: Long-term growth of capital by investing primarily in common stocks of small growth companies.
TA TS&W International Equity	Transamerica TS&W International Equity VP	Thompson, Siegel & Walmsley LLC
Investment Objective: Seeks maximum long-term total return.
TA WMC US Growth	Transamerica WMC US Growth VP	Wellington Management Company, LLP
Investment Objective: Maximize long-term growth.

Vanguard® Variable Insurance Fund
Equity Index Portfolio	Equity Index Portfolio	Vanguard Equity Investment Group
Investment Objective: Track the performance of a benchmark index that measures the investment return of large-capitalization stocks.
International Portfolio	International Portfolio	Baillie Gifford Overseas Ltd., M&G Investment Management Limited, and Schroder Investment Management North America Inc.
Investment Objective: Provide long-term capital appreciation.
Mid-Cap Index Portfolio	Mid-Cap Index Portfolio	Vanguard Equity Investment Group
Investment Objective: Track the performance of a benchmark index that measures the investment return of mid-capitalization stocks.
REIT Index Portfolio	REIT Index Portfolio	Vanguard Equity Investment Group
Investment Objective: Provide a high level of income and moderate long-term capital appreciation by tracking the performance of a benchmark index that measures the performance of publicly traded equity REITs.

SUBACCOUNT	PORTFOLIO	ADVISOR/SUBADVISOR

Vanguard® Variable Insurance Fund (Continued…)
Short-Term Investment-Grade Portfolio	Short-Term Investment-Grade Portfolio	Vanguard’s Fixed Income Group
Investment Objective: Provide current income while maintaining limited price volatility.
Total Bond Market Index Portfolio	Total Bond Market Index Portfolio	Vanguard’s Fixed Income Group
Investment Objective: Track the performance of a broad, market-weighted bond index.

Wanger Advisors Trust
Wanger International	Wanger International	Columbia Wanger Asset Management, LLC
Investment Objective: Long-term capital appreciation.
Wanger USA	Wanger USA	Columbia Wanger Asset Management, LLC
Investment Objective: Long-term capital appreciation.

   Additional Information:

   The following subaccounts were closed to new investments on May 1, 2006:

SUBACCOUNT	PORTFOLIO	ADVISOR/SUBADVISOR

AB Variable Products Series Fund, Inc. – Class B
AB Global Thematic Growth Portfolio	AB Global Thematic Growth Portfolio	AllianceBernstein L.P.
Investment Objective: Long-term growth of capital.
AB Growth Portfolio	AB Growth Portfolio	AllianceBernstein L.P.
Investment Objective: Long-term growth of capital.
AB Large Cap Growth Portfolio	AB Large Cap Growth Portfolio	AllianceBernstein L.P.
Investment Objective: Long-term growth of capital.

Columbia Funds Variable Series Trust II – Class 2 Shares
Columbia Variable Portfolio - Mid Cap Growth Fund	Columbia Variable Portfolio - Mid Cap Growth Fund	Columbia Management Investment Advisers, LLC
Investment Objective: Seeks to provide shareholders with growth of capital.

Columbia Variable Portfolio - Seligman Global Technology Fund	Columbia Variable Portfolio - Seligman Global Technology Fund	Columbia Management Investment Advisers, LLC
Investment Objective: Seeks to provide shareholders with long-term capital appreciation.

Dreyfus Variable Investment Fund - Service Class
Dreyfus VIF - Appreciation Portfolio	Dreyfus VIF - Appreciation Portfolio	The Dreyfus Corporation
Investment Objective: Long-term capital growth consistent with the preservation of capital. Its secondary goal is current income.

The Dreyfus Sustainable U.S. Equity Portfolio, Inc. - Service Class (1)		Newton Investment Management North America Limited (1)
Investment Objective: Provide capital growth, with current income as a secondary goal.

Transamerica Series Trust - Initial Class
TA Morgan Stanley Capital Growth	Transamerica Morgan Stanley Capital Growth VP	Morgan Stanley Investment Management Inc.
Investment Objective: Maximize long-term growth.

Effective December 12, 2011, the following subaccounts are closed to new investments:

SUBACCOUNT	PORTFOLIO	ADVISOR/SUBADVISOR

Nationwide Variable Insurance Trust – Class II
NVIT Emerging Markets Fund	NVIT Emerging Markets Fund	Nationwide Fund Advisors
Investment Objective: Long-term capital appreciation.

*	All underlying fund portfolios in the Transamerica Series Trust are advised by Transamerica Asset Management. The entities listed are the subadvisors unless otherwise indicated.

1.	Effective on or about May 1, 2017, The Dreyfus Socially Responsible Growth Fund, Inc. will be renamed the Dreyfus Sustainable U.S. Equity Portfolio, Inc. with subadvisor change from The Dreyfus Corporation to Newton Investment Management North America Limited

APPENDIX B

CONDENSED FINANCIAL INFORMATION

The accumulation unit values and the number of accumulation units outstanding for each subaccount from the date of inception are shown in the following tables.

		0.55%
Subaccount	Year	Beginning AUV	Ending AUV	# Units
AB Global Thematic Growth Portfolio - Class B Subaccount Inception Date June 18, 2001	2016	$1.533951	$1.512226	0.000
	2015	$1.502604	$1.533951	0.000
	2014	$1.441581	$1.502604	0.000
	2013	$1.179169	$1.441581	0.000
	2012	$1.047049	$1.179169	0.000
	2011	$1.374575	$1.047049	0.000
	2010	$1.165560	$1.374575	0.000
	2009	$0.765291	$1.165560	0.000
	2008	$1.464765	$0.765291	0.000
	2007	$1.228466	$1.464765	0.000
AB Growth Portfolio - Class B Subaccount Inception Date June 18, 2001	2016	$2.092264	$2.098584	0.000
	2015	$1.933281	$2.092264	0.000
	2014	$1.720837	$1.933281	0.000
	2013	$1.293913	$1.720837	0.000
	2012	$1.145509	$1.293913	0.000
	2011	$1.140747	$1.145509	0.000
	2010	$0.999187	$1.140747	0.000
	2009	$0.756153	$0.999187	0.000
	2008	$1.324518	$0.756153	2,639.758
	2007	$1.182149	$1.324518	2,644.553
AB Large Cap Growth Portfolio - Class B Subaccount Inception Date June 18, 2001	2016	$2.344856	$2.386972	0.000
	2015	$2.126887	$2.344856	0.000
	2014	$1.878601	$2.126887	0.000
	2013	$1.378803	$1.878601	0.000
	2012	$1.188007	$1.378803	0.000
	2011	$1.241110	$1.188007	0.000
	2010	$1.136230	$1.241110	0.000
	2009	$0.833296	$1.136230	0.000
	2008	$1.392334	$0.833296	0.000
	2007	$1.232274	$1.392334	0.000
Columbia Variable Portfolio – Mid Cap Growth Fund- Class 2 Shares Subaccount Inception Date April 26, 2013	2016	$1.344212	$1.363969	0.000
	2015	$1.282785	$1.344212	29,711.052
	2014	$1.203852	$1.282785	4,924.943
	2013	$1.000000	$1.203852	4,965.547
Columbia Variable Portfolio - Seligman Global Technology Fund - Class 2 Shares Subaccount Inception Date June 18, 2001	2016	$2.823564	$3.342094	2,691.508
	2015	$2.585335	$2.823564	2,693.535
	2014	$2.077689	$2.585335	2,695.509
	2013	$1.664895	$2.077689	2,697.765
	2012	$1.564145	$1.664895	2,700.545
	2011	$1.674175	$1.564145	9,556.207
	2010	$1.462798	$1.674175	853.896
	2009	$0.907188	$1.462798	855.028
	2008	$1.530125	$0.907188	20,162.572
	2007	$1.334567	$1.530125	20,163.653
Columbia Variable Portfolio - Small Company Growth Fund - Class 1 Subaccount Inception Date March 31, 1997	2016	$1.863625	$2.089636	141,532.806
	2015	$1.804840	$1.863625	210,312.402
	2014	$1.903029	$1.804840	183,138.306
	2013	$1.362210	$1.903029	212,301.565
	2012	$1.222946	$1.362210	318,034.678
	2011	$1.301870	$1.222946	1,283,502.108
	2010	$1.019669	$1.301870	1,333,968.627
	2009	$0.815936	$1.019669	1,507,463.629
	2008	$1.386478	$0.815936	1,502,775.924
	2007	$1.228771	$1.386478	1,182,081.281

		0.55%
Subaccount	Year	Beginning AUV	Ending AUV	# Units
DFA - VA Global Bond Portfolio Subaccount Inception Date January 18,1995	2016	$1.416959	$1.433541	22,477,441.403
	2015	$1.403019	$1.416959	23,268,872.349
	2014	$1.371194	$1.403019	24,722,595.673
	2013	$1.383599	$1.371194	25,307,714.796
	2012	$1.326816	$1.383599	28,154,461.136
	2011	$1.276512	$1.326816	30,544,841.298
	2010	$1.216257	$1.276512	27,489,081.042
	2009	$1.166786	$1.216257	24,320,066.182
	2008	$1.123164	$1.166786	23,645,911.860
	2007	$1.071359	$1.123164	24,702,782.312
DFA - VA International Small Portfolio Subaccount Inception Date October 6, 1995	2016	$2.322537	$2.453809	7,258,935.550
	2015	$2.207002	$2.322537	7,794,347.273
	2014	$2.355228	$2.207002	9,577,010.478
	2013	$1.863682	$2.355228	10,328,924.938
	2012	$1.569306	$1.863682	11,283,851.852
	2011	$1.852496	$1.569306	10,667,282.971
	2010	$1.492516	$1.852496	11,587,229.647
	2009	$1.072963	$1.492516	11,175,721.849
	2008	$1.888752	$1.072963	12,705,195.375
	2007	$1.781597	$1.888752	9,642,915.761
DFA - VA International Value Portfolio Subaccount Inception Date October 3, 1995	2016	$1.658747	$1.799948	11,294,916.061
	2015	$1.792659	$1.658747	11,833,955.063
	2014	$1.941515	$1.792659	12,960,293.062
	2013	$1.604747	$1.941515	14,088,413.172
	2012	$1.379326	$1.604747	14,138,351.944
	2011	$1.669979	$1.379326	14,600,391.517
	2010	$1.519222	$1.669979	14,098,149.768
	2009	$1.107430	$1.519222	13,511,942.647
	2008	$2.054780	$1.107430	16,171,057.692
	2007	$1.865555	$2.054780	13,536,723.446
DFA - VA Short-Term Fixed Portfolio Subaccount Inception Date October 9, 1995	2016	$1.156282	$1.159101	10,173,208.987
	2015	$1.159058	$1.156282	23,038,567.759
	2014	$1.163642	$1.159058	27,397,629.591
	2013	$1.167158	$1.163642	28,618,496.702
	2012	$1.163881	$1.167158	26,323,982.936
	2011	$1.165303	$1.163881	27,619,083.661
	2010	$1.158826	$1.165303	25,600,205.839
	2009	$1.143824	$1.158826	23,197,727.674
	2008	$1.106381	$1.143824	22,153,547.907
	2007	$1.059756	$1.106381	18,693,052.664
DFA - VA U.S. Large Value Portfolio Subaccount Inception Date January 18,1995	2016	$2.257237	$2.668619	16,498,731.579
	2015	$2.349701	$2.257237	17,969,821.991
	2014	$2.165880	$2.349701	22,141,704.086
	2013	$1.546517	$2.165880	23,887,005.401
	2012	$1.275236	$1.546517	25,850,419.855
	2011	$1.327747	$1.275236	27,984,357.957
	2010	$1.106748	$1.327747	27,175,356.849
	2009	$0.856492	$1.106748	27,252,507.929
	2008	$1.432980	$0.856492	28,954,217.965
	2007	$1.484593	$1.432980	23,325,121.638
DFA - VA U.S. Targeted Value Portfolio Subaccount Inception Date October 6, 1995	2016	$2.059782	$2.611699	12,048,505.971
	2015	$2.185398	$2.059782	12,651,798.726
	2014	$2.118877	$2.185398	13,395,976.329
	2013	$1.473142	$2.118877	15,348,377.894
	2012	$1.233228	$1.473142	16,843,815.092
	2011	$1.299073	$1.233228	19,453,445.151
	2010	$1.012026	$1.299073	20,626,428.728
	2009	$0.803667	$1.012026	20,645,977.616
	2008	$1.281459	$0.803667	22,104,503.761
	2007	$1.497585	$1.281459	17,571,178.740

		0.55%
Subaccount	Year	Beginning AUV	Ending AUV	# Units
The Dreyfus Sustainable U.S. Equity Portfolio, Inc. - Service Class(1) Subaccount Inception Date June 18, 2001	2016	$1.975669	$2.162879	49,912.977
	2015	$2.056784	$1.975669	49,921.263
	2014	$1.828036	$2.056784	49,928.774
	2013	$1.371760	$1.828036	59,654.632
	2012	$1.234878	$1.371760	71,378.576
	2011	$1.233616	$1.234878	71,390.189
	2010	$1.082890	$1.233616	71,402.404
	2009	$0.815983	$1.082890	71,417.199
	2008	$1.254242	$0.815983	137,890.954
	2007	$1.173250	$1.254242	137,910.231
Dreyfus - VIF Appreciation - Service Class Subaccount Inception Date June 18, 2001	2016	$1.872026	$2.003940	12,197.418
	2015	$1.934822	$1.872026	12,987.684
	2014	$1.804253	$1.934822	13,776.336
	2013	$1.501478	$1.804253	14,580.543
	2012	$1.370804	$1.501478	15,468.497
	2011	$1.267551	$1.370804	18,596.459
	2010	$1.107853	$1.267551	19,803.400
	2009	$0.911363	$1.107853	21,163.256
	2008	$1.303950	$0.911363	22,741.734
	2007	$1.227080	$1.303950	24,194.822
Federated Fund for U.S. Government Securities II Subaccount Inception Date June 28, 1995	2016	$1.421486	$1.436423	1,165,301.939
	2015	$1.421945	$1.421486	1,359,462.041
	2014	$1.366603	$1.421945	1,242,596.936
	2013	$1.402897	$1.366603	1,299,994.340
	2012	$1.369895	$1.402897	1,806,935.644
	2011	$1.302183	$1.369895	1,948,516.317
	2010	$1.245018	$1.302183	2,229,996.944
	2009	$1.189884	$1.245018	1,960,127.325
	2008	$1.147364	$1.189884	1,747,893.866
	2007	$1.085483	$1.147364	869,805.893
Federated Government Money Fund II Subaccount Inception Date December 7, 1994	2016	$1.093594	$1.087698	4,055,956.955
	2015	$1.099560	$1.093594	18,019,263.833
	2014	$1.105704	$1.099560	5,447,389.956
	2013	$1.111853	$1.105704	5,066,738.221
	2012	$1.118037	$1.111853	4,770,515.719
	2011	$1.124204	$1.118037	5,186,339.068
	2010	$1.130399	$1.124204	4,355,472.621
	2009	$1.131506	$1.130399	6,943,895.456
	2008	$1.109538	$1.131506	12,086,785.967
	2007	$1.065016	$1.109538	6,289,166.390
Federated High Income Bond Fund II – Primary Shares Subaccount Inception Date September 18, 1995	2016	$2.003126	$2.287413	1,078,730.127
	2015	$2.067323	$2.003126	1,040,283.471
	2014	$2.024205	$2.067323	1,270,951.255
	2013	$1.902388	$2.024205	1,551,619.213
	2012	$1.667781	$1.902388	1,577,501.399
	2011	$1.594544	$1.667781	1,679,384.387
	2010	$1.397475	$1.594544	3,043,489.585
	2009	$0.919313	$1.397475	3,563.686.031
	2008	$1.249061	$0.919313	1,955,068.061
	2007	$1.214340	$1.249061	1,705,968.465
Federated Managed Tail Risk Fund II – Primary Shares Subaccount Inception Date March 11, 2010	2016	$1.190912	$1.134712	165,738.553
	2015	$1.277828	$1.190912	200,810.682
	2014	$1.297409	$1.277828	196,892.194
	2013	$1.120234	$1.297409	192,380.325
	2012	$1.022406	$1.120234	104,705.166
	2011	$1.085469	$1.022406	158,071.774
	2010	$1.000000	$1.085469	192,782.509

		0.55%
Subaccount	Year	Beginning AUV	Ending AUV	# Units
Federated Managed Volatility Fund II Subaccount Inception Date July 20, 1995	2016	$2.107569	$2.257249	76,817.991
	2015	$2.292403	$2.107569	85,747.137
	2014	$2.218264	$2.292403	145,421.983
	2013	$1.832118	$2.218264	164,314.725
	2012	$1.622410	$1.832118	161,014.513
	2011	$1.556992	$1.622410	155,531.960
	2010	$1.396754	$1.556992	192,829.211
	2009	$1.094841	$1.396754	179,202.898
	2008	$1.382658	$1.094841	136,085.458
	2007	$1.336351	$1.382658	113,609.061
Fidelity VIP Contrafund® Portfolio – Initial Class Subaccount Inception Date May 1, 2006	2016	$1.781214	$1.913316	1,503,771.685
	2015	$1.779080	$1.781214	1,730,925.711
	2014	$1.598014	$1.779080	2,041,383.610
	2013	$1.223888	$1.598014	2,188,591.349
	2012	$1.057117	$1.223888	2,794,766.651
	2011	$1.090458	$1.057117	3,359,787.345
	2010	$0.935408	$1.090458	2,949,378.269
	2009	$0.693067	$0.935408	3,626,583.264
	2008	$1.212285	$0.693067	3,751,071.513
	2007	$1.036620	$1.212285	4,029,763.806
Fidelity VIP Mid Cap Portfolio - Initial Class Subaccount Inception Date May 1, 2004	2016	$2.844003	$3.174513	118,089.988
	2015	$2.899938	$2.844003	138,338.277
	2014	$2.743427	$2.899938	215,818.308
	2013	$2.024892	$2.743427	211,154.096
	2012	$1.773109	$2.024892	214,277.025
	2011	$1.994516	$1.773109	282,210.672
	2010	$1.556636	$1.994516	307,699.431
	2009	$1.117303	$1.556636	334,787.177
	2008	$1.855218	$1.117303	414,069.997
	2007	$1.613357	$1.855218	366,047.285
Fidelity VIP Value Strategies Portfolio - Initial Class Subaccount Inception Date May 1, 2004	2016	$2.047675	$2.232477	87,088.726
	2015	$2.122340	$2.047675	121,358.008
	2014	$1.998232	$2.122340	118,922.924
	2013	$1.539713	$1.998232	142,416.441
	2012	$1.216379	$1.539713	137,000.901
	2011	$1.341168	$1.216379	126,916.519
	2010	$1.064914	$1.341168	154,027.967
	2009	$0.679483	$1.064914	176,681.259
	2008	$1.398968	$0.679483	291,356.188
	2007	$1.330520	$1.398968	383,091.488
NVIT Emerging Markets Fund – Class D Subaccount Inception Date August 4, 2016	2016	$10.070916	$9.842710	116,313.624
TA Asset Allocation - Conservative – Initial Class Subaccount Inception Date May 1, 2002	2016	$1.616174	$1.681669	322,749.074
	2015	$1.657488	$1.616174	263,680.424
	2014	$1.630910	$1.657488	379,895.786
	2013	$1.499440	$1.630910	462,499.871
	2012	$1.403049	$1.499440	512,850.487
	2011	$1.374260	$1.403049	432,326.364
	2010	$1.268516	$1.374260	360,937.378
	2009	$1.018565	$1.268516	387,580.032
	2008	$1.299417	$1.018565	964,929.958
	2007	$1.228196	$1.299417	767,543.052

		0.55%
Subaccount	Year	Beginning AUV	Ending AUV	# Units
TA Asset Allocation - Growth - Initial Class Subaccount Inception Date May 1, 2002	2016	$1.805188	$1.904438	310,596.039
	2015	$1.850848	$1.805188	308,422.905
	2014	$1.811576	$1.850848	4,719,357.122
	2013	$1.436428	$1.811576	3,415,399.294
	2012	$1.282778	$1.436428	430,733.438
	2011	$1.363690	$1.282778	581,760.115
	2010	$1.192845	$1.363690	1,189,520.019
	2009	$0.923906	$1.192845	1,080,335.720
	2008	$1.538963	$0.923906	1,166,726.389
	2007	$1.436100	$1.538963	771,284.336
TA Asset Allocation - Moderate - Initial Class Subaccount Inception Date May 1, 2002	2016	$1.723674	$1.809651	448,380.717
	2015	$1.772630	$1.723674	376,908.698
	2014	$1.734390	$1.772630	779,172.525
	2013	$1.536502	$1.734390	682,971.809
	2012	$1.411786	$1.536502	1,934,548.084
	2011	$1.411270	$1.411786	1,091,040.273
	2010	$1.285632	$1.411270	1,290,599.242
	2009	$1.022695	$1.285632	586,809.512
	2008	$1.388981	$1.022695	393,145.172
	2007	$1.293739	$1.388981	313,286.324
TA Asset Allocation - Moderate Growth - Initial Class Subaccount Inception Date May 1, 2002	2016	$1.781677	$1.887948	250,590.440
	2015	$1.832396	$1.781677	306,622.163
	2014	$1.796275	$1.832396	943,627.779
	2013	$1.512914	$1.796275	973,699.547
	2012	$1.374915	$1.512914	734,434.767
	2011	$1.410857	$1.374915	771,500.925
	2010	$1.258454	$1.410857	839,680.418
	2009	$0.987354	$1.258454	847,103.246
	2008	$1.476567	$0.987354	1,072,576.476
	2007	$1.377156	$1.476567	464,639.928
TA Barrow Hanley Dividend Focused - Initial Class Subaccount Inception Date November 19, 2009	2016	$1.733420	$1.981070	508,478.500
	2015	$1.807942	$1.733420	563,087.830
	2014	$1.620652	$1.807942	635,746.440
	2013	$1.251171	$1.620652	579,190.107
	2012	$1.126081	$1.251171	575,401.757
	2011	$1.102115	$1.126081	359,948.519
	2010	$1.003382	$1.102115	232,553.595
	2009	$0.984675	$1.003382	237,340.135
TA Clarion Global Real Estate Securities - Initial Class Subaccount Inception Date May 3, 1999	2016	$2.378959	$2.380763	391,606.288
	2015	$2.406530	$2.378959	427,874.458
	2014	$2.130748	$2.406530	360,075.639
	2013	$2.062127	$2.130748	405,412.852
	2012	$1.655473	$2.062127	378,122.148
	2011	$1.765861	$1.655473	419,114.706
	2010	$1.535077	$1.765861	394,779.736
	2009	$1.156909	$1.535077	445,380.460
	2008	$2.018884	$1.156909	628,155.628
	2007	$2.175950	$2.018884	513,184.297
TA Janus Mid-Cap Growth - Initial Class Subaccount Inception Date June 18, 2001	2016	$2.282451	$2.223605	65,520.862
	2015	$2.416604	$2.282451	97,905.261
	2014	$2.429528	$2.416604	102,542.378
	2013	$1.755691	$2.429528	159,972.350
	2012	$1.618424	$1.755691	160,815.402
	2011	$1.744344	$1.618424	166,339.241
	2010	$1.309877	$1.744344	50,435.019
	2009	$0.820308	$1.309877	56,992.963
	2008	$1.535703	$0.820308	88,620.353
	2007	$1.260225	$1.535703	149,848.957

		0.55%
Subaccount	Year	Beginning AUV	Ending AUV	# Units
TA JPMorgan Enhanced Index - Initial Class Subaccount Inception Date October 13, 1997	2016	$2.135494	$2.364922	245,644.094
	2015	$2.148826	$2.135494	202,268.381
	2014	$1.892228	$2.148826	261,726.506
	2013	$1.435770	$1.892228	183,563.827
	2012	$1.240819	$1.435770	171,691.737
	2011	$1.238482	$1.240819	311,107.676
	2010	$1.081213	$1.238482	385,231.526
	2009	$0.838923	$1.081213	401,044.126
	2008	$1.346440	$0.838923	256,453.245
	2007	$1.295117	$1.346440	331,287.149
TA MFS International Equity - Initial Class Subaccount Inception Date May 1, 2002	2016	$1.872158	$1.863404	125,812.471
	2015	$1.881012	$1.872158	115,393.584
	2014	$1.994555	$1.881012	167,926.636
	2013	$1.698287	$1.994555	200,881.847
	2012	$1.397933	$1.698287	227,121.399
	2011	$1.562771	$1.397933	473,110.240
	2010	$1.422107	$1.562771	389,811.459
	2009	$1.077700	$1.422107	411,216.796
	2008	$1.674640	$1.077700	441,777.737
	2007	$1.542705	$1.674640	379,399.884
TA Managed Risk – Balanced ETF – Initial Class Subaccount Inception Date May 1, 2008	2016	$1.309666	$1.353836	249,683.624
	2015	$1.336896	$1.309666	274,981.290
	2014	$1.282554	$1.336896	259,232.206
	2013	$1.153884	$1.282554	497,955.165
	2012	$1.067670	$1.153884	627,703.107
	2011	$1.056959	$1.067670	102,713.406
	2010	$0.956826	$1.056959	71,892.693
	2009	$0.824965	$0.956826	42,838.621
	2008	$1.000000	$0.824965	0.000
TA Managed Risk – Growth ETF – Initial Class Subaccount Inception Date May 1, 2008	2016	$1.305774	$1.363192	185,129.284
	2015	$1.355948	$1.305774	319,574.695
	2014	$1.308832	$1.355948	2,277,958.566
	2013	$1.105100	$1.308832	772,665.077
	2012	$0.994000	$1.105100	379,346.415
	2011	$1.008092	$0.994000	0.000
	2010	$0.895838	$1.008092	0.000
	2009	$0.728318	$0.895838	0.000
	2008	$1.000000	$0.728318	0.000
TA Morgan Stanley Capital Growth - Initial Class Subaccount Inception Date June 18, 2001	2016	$2.494926	$2.425156	0.000
	2015	$2.244120	$2.494926	0.000
	2014	$2.128665	$2.244120	0.000
	2013	$1.443767	$2.128665	0.000
	2012	$1.256400	$1.443767	0.000
	2011	$1.341185	$1.256400	0.000
	2010	$1.058220	$1.341185	0.000
	2009	$0.831861	$1.058220	0.000
	2008	$1.314449	$0.831861	0.000
	2007	$1.308160	$1.314449	0.000
TA Multi-Managed Balanced – Initial Class Subaccount Inception Date April 29, 2010	2016	$1.698702	$1.822462	195,363.131
	2015	$1.704384	$1.698702	123,872.204
	2014	$1.546583	$1.704384	90,483.921
	2013	$1.316836	$1.546583	68,101.294
	2012	$1.176266	$1.316836	103,580.040
	2011	$1.136839	$1.176266	95,900.235
	2010	$1.000000	$1.136839	98,391.109

		0.55%
Subaccount	Year	Beginning AUV	Ending AUV	# Units
TA PIMCO Total Return – Initial Class Subaccount Inception Date May 1, 2002	2016	$1.614869	$1.649604	4,862,389.179
	2015	$1.612614	$1.614869	4,840,177.080
	2014	$1.549087	$1.612614	5,963,999.613
	2013	$1.598305	$1.549087	7,862,674.407
	2012	$1.494323	$1.598305	9,943,019.319
	2011	$1.413893	$1.494323	11,782,800.113
	2010	$1.326254	$1.413893	10,196,923.483
	2009	$1.149262	$1.326254	9,124,055.609
	2008	$1.188790	$1.149262	6,203,011.050
	2007	$1.097177	$1.188790	5,077,216.956
TA Small Mid-Cap Value – Initial Class Subaccount Inception Date October 13, 1997	2016	$1.682224	$2.026493	268,266.178
	2015	$1.735067	$1.682224	277,400.589
	2014	$1.657974	$1.735067	327,622.757
	2013	$1.222947	$1.657974	485,197.677
	2012	$1.056566	$1.222947	549,551.063
	2011	$1.091360	$1.056566	491,955.689
	2010	$0.841446	$1.091360	526,335.373
	2009	$0.590776	$0.841446	668,041.369
	2008	$1.000000	$0.590776	140,012.394
TA T. Rowe Price Small Cap – Initial Class Subaccount Inception Date May 1, 2006	2016	$2.189730	$2.422137	1,668,071.179
	2015	$2.149462	$2.189730	1,326,063.728
	2014	$2.028426	$2.149462	1,595,835.656
	2013	$1.415681	$2.028426	2,141,568.001
	2012	$1.230432	$1.415681	2,301,891.751
	2011	$1.216589	$1.230432	1,592,777.094
	2010	$0.910011	$1.216589	1,442,249.097
	2009	$0.659690	$0.910011	838,118.409
	2008	$1.040547	$0.659690	715,910.224
	2007	$0.954575	$1.040547	262,101.974
TA TS&W International Equity - Initial Class Subaccount Inception Date October 13, 1997	2016	$1.753218	$1.762427	57,663.935
	2015	$1.739944	$1.753218	107,460.057
	2014	$1.845184	$1.739944	177,156.449
	2013	$1.492111	$1.845184	156,720.166
	2012	$1.285091	$1.492111	174,045.885
	2011	$1.507650	$1.285091	559,788.945
	2010	$1.397456	$1.507650	496,739.088
	2009	$1.116224	$1.397456	522,136.676
	2008	$1.834932	$1.116224	727,021.303
	2007	$1.596045	$1.834932	702,492.581
TA WMC US Growth - Initial Class Subaccount Inception Date June 18, 2001	2016	$2.184083	$2.233214	321,331.800
	2015	$2.055358	$2.184083	331,233.573
	2014	$1.860135	$2.055358	356,236.138
	2013	$1.411978	$1.860135	520,311.613
	2012	$1.254574	$1.411978	694,903.240
	2011	$1.310367	$1.254574	910,948.026
	2010	$1.118382	$1.310367	862,865.459
	2009	$0.870411	$1.118382	1,109,145.835
	2008	$1.620935	$0.870411	1,512,671.608
	2007	$1.401632	$1.620935	1,201,079.421
Vanguard - Equity Index Subaccount Inception Date May 1, 2002	2016	$2.161743	$2.403868	16,159,173.606
	2015	$2.146446	$2.161743	12,459,736.335
	2014	$1.901441	$2.146446	14,104,314.687
	2013	$1.446429	$1.901441	16,506,091.240
	2012	$1.255352	$1.446429	18,432,417.670
	2011	$1.238292	$1.255352	19,430,199.644
	2010	$1.083510	$1.238292	20,134,746.258
	2009	$0.861621	$1.083510	19,554,877.060
	2008	$1.373795	$0.861621	19.690,942.684
	2007	$1.310847	$1.373795	14,535,424.379

		0.55%
Subaccount	Year	Beginning AUV	Ending AUV	# Units
Vanguard – International Subaccount Inception Date May 1, 2007	2016	$1.124515	$1.139364	10,845,985.869
	2015	$1.139447	$1.124515	6,556,349.227
	2014	$1.219565	$1.139447	5,271,874.031
	2013	$0.994896	$1.219565	4,802,652.835
	2012	$0.832703	$0.994896	4,552,739.734
	2011	$0.968367	$0.832703	4,017,440.775
	2010	$0.841396	$0.968367	3,562,794.006
	2009	$0.592522	$0.841396	3,757,805.694
	2008	$1.081634	$0.592522	2,895,275.388
	2007	$1.000000	$1.081634	842,884.524
Vanguard - Mid-Cap Index Subaccount Inception Date May 1, 2002	2016	$2.690353	$2.973053	2,663,022.691
	2015	$2.744527	$2.690353	2,539,103.220
	2014	$2.429391	$2.744527	2,882,410.540
	2013	$1.810399	$2.429391	2,749,353.086
	2012	$1.571806	$1.810399	2,901,022.481
	2011	$1.613291	$1.571806	2,899,306.904
	2010	$1.293906	$1.613291	3,325,869.438
	2009	$0.926841	$1.293906	2,615,960.809
	2008	$1.601737	$0.926841	3,162,118.705
	2007	$1.517423	$1.601737	2,836,507.862
Vanguard – REIT Index Subaccount Inception Date May 1, 2002	2016	$2.863982	$3.086363	3,282,975.623
	2015	$2.817088	$2.863982	3,490,720.018
	2014	$2.177089	$2.817088	3,930,249.776
	2013	$2.139181	$2.177089	4,123,497.625
	2012	$1.831272	$2.139181	4,157,860.648
	2011	$1.698041	$1.831272	4,580,975.253
	2010	$1.331277	$1.698041	4,695,348.664
	2009	$1.036509	$1.331277	4,289,469.942
	2008	$1.660857	$1.036509	4,248,364.410
	2007	$2.002473	$1.660857	2,999,281.905
Vanguard – Short-Term Investment-Grade Subaccount Inception Date May 1, 2002	2016	$1.389445	$1.419408	15,077,418.266
	2015	$1.381553	$1.389445	15,091,356.273
	2014	$1.365184	$1.381553	19,391,635.075
	2013	$1.358063	$1.365184	19,072,304.801
	2012	$1.307796	$1.358063	16,155,983.892
	2011	$1.288989	$1.307796	16,154,165.365
	2010	$1.231782	$1.288989	13,162,048.670
	2009	$1.087801	$1.231782	10,722,636.018
	2008	$1.132937	$1.087801	8,640,633.739
	2007	$1.074433	$1.132937	8,905,675.191
Vanguard - Total Bond Market Index Subaccount Inception Date May 1, 2002	2016	$1.542572	$1.572064	20,041,270.112
	2015	$1.545889	$1.542572	18,409,464.165
	2014	$1.467914	$1.545889	12,173,341.036
	2013	$1.510573	$1.467914	12,613,454.766
	2012	$1.460162	$1.510573	11,809,156.552
	2011	$1.363810	$1.460162	12,366,717.589
	2010	$1.287613	$1.363810	12,631,158.324
	2009	$1.222091	$1.287613	12,084,595.081
	2008	$1.167765	$1.222091	11,063,437.012
	2007	$1.097566	$1.167765	10,869,457.595

		0.55%
Subaccount	Year	Beginning AUV	Ending AUV	# Units
Wanger International Subaccount Inception Date September 18, 1995	2016	$2.752116	$2.698561	470,970.257
	2015	$2.764590	$2.752116	521,193.536
	2014	$2.907858	$2.764590	510,223.094
	2013	$2.389405	$2.907858	521,190.292
	2012	$1.976427	$2.389405	620,223.101
	2011	$2.327607	$1.976427	630,732.142
	2010	$1.873547	$2.327607	342,666.288
	2009	$1.257719	$1.873547	337,204.419
	2008	$2.324809	$1.257719	510,860.794
	2007	$2.009822	$2.324809	597,433.784
Wanger USA Subaccount Inception Date September 20, 1995	2016	$2.357700	$2.665800	697,669.453
	2015	$2.385202	$2.357700	681,469.622
	2014	$2.288806	$2.385202	806,150.664
	2013	$1.720615	$2.288806	890,067.649
	2012	$1.441581	$1.720615	950,497.855
	2011	$1.501956	$1.441581	1,125,215.805
	2010	$1.224314	$1.501956	1,182,530.197
	2009	$0.865542	$1.224314	1,379,339.449
	2008	$1.442963	$0.865542	1,704,331.067
	2007	$1.376751	$1.442963	1,635,285.301

		0.60%
Subaccount	Year	Beginning AUV	Ending AUV	# Units
AB Global Thematic Growth Portfolio - Class B Subaccount Inception Date June 18, 2001	2016	$1.094692	$1.078658	0.000
	2015	$1.072854	$1.094692	0.000
	2014	$1.029791	$1.072854	0.000
	2013	$0.842755	$1.029791	0.000
	2012	$0.748696	$0.842755	0.000
	2011	$0.983391	$0.748696	0.000
	2010	$0.834271	$0.983391	0.000
	2009	$0.548051	$0.834271	0.000
	2008	$1.049489	$0.548051	0.000
	2007	$0.880626	$1.049489	0.000
AB Growth Portfolio - Class B Subaccount Inception Date June 18, 2001	2016	$1.915365	$1.920202	0.000
	2015	$1.770693	$1.915365	0.000
	2014	$1.576903	$1.770693	0.000
	2013	$1.186284	$1.576903	0.000
	2012	$1.050748	$1.186284	0.000
	2011	$1.046907	$1.050748	0.000
	2010	$0.917446	$1.046907	11,735.918
	2009	$0.694637	$0.917446	17,560.864
	2008	$1.217380	$0.694637	118,632.448
	2007	$1.087065	$1.217380	153,193.721
AB Large Cap Growth Portfolio - Class B Subaccount Inception Date June 18, 2001	2016	$1.816897	$1.848612	20,066.467
	2015	$1.648824	$1.816897	20,196.888
	2014	$1.457067	$1.648824	20,447.146
	2013	$1.069946	$1.457067	20,704.517
	2012	$0.922344	$1.069946	20,961.198
	2011	$0.964047	$0.922344	21,225.561
	2010	$0.883020	$0.964047	21,487.769
	2009	$0.647909	$0.883020	33,897.077
	2008	$1.083110	$0.647909	45,275.710
	2007	$0.959075	$1.083110	68,095.521
Columbia Variable Portfolio – Mid Cap Growth Fund- Class 2 Shares Subaccount Inception Date April 26, 2013	2016	$1.342426	$1.361488	22,506.002
	2015	$1.281716	$1.342426	20,789.963
	2014	$1.203444	$1.281716	20,789.963
	2013	$1.000000	$1.203444	29,283.441
Columbia Variable Portfolio - Seligman Global Technology Fund - Class 2 Shares Subaccount Inception Date June 18, 2001	2016	$2.273902	$2.690164	10,949.460
	2015	$2.083082	$2.273902	10,949.460
	2014	$1.674892	$2.083082	10,949.460
	2013	$1.342791	$1.674892	10,949.460
	2012	$1.262168	$1.342791	10,949.460
	2011	$1.351632	$1.262168	10,949.460
	2010	$1.181560	$1.351632	0.000
	2009	$0.733137	$1.181560	3,261.653
	2008	$1.237175	$0.733137	8,140.059
	2007	$1.079598	$1.237175	18,726.283
Columbia Variable Portfolio - Small Company Growth Fund - Class 1 Subaccount Inception Date March 31, 1997	2016	$1.985953	$2.225698	157,511.431
	2015	$1.924264	$1.985953	161,802.030
	2014	$2.029953	$1.924264	165,129.027
	2013	$1.453784	$2.029953	205,813.853
	2012	$1.305809	$1.453784	214,767.030
	2011	$1.390769	$1.305809	860,135.540
	2010	$1.089830	$1.390769	978,756.721
	2009	$0.872507	$1.089830	1,325,566.365
	2008	$1.483337	$0.872507	1,413,099.369
	2007	$1.315267	$1.483337	1,135,288.563

		0.60%
Subaccount	Year	Beginning AUV	Ending AUV	# Units
DFA - VA Global Bond Portfolio Subaccount Inception Date January 18, 1995	2016	$1.611708	$1.629770	19,908,542.162
	2015	$1.596651	$1.611708	21,819,182.410
	2014	$1.561200	$1.596651	24,150,952.030
	2013	$1.576102	$1.561200	24,703,617.036
	2012	$1.512168	$1.576102	23,292,924.203
	2011	$1.455557	$1.512168	25,415,883.674
	2010	$1.387529	$1.455557	24,875,346.773
	2009	$1.331750	$1.387529	23,486,450.355
	2008	$1.282597	$1.331750	22,503,141.503
	2007	$1.224054	$1.282597	26,949,369.011
DFA - VA International Small Portfolio Subaccount Inception Date October 6, 1995	2016	$3.519768	$3.716883	4,119,619.576
	2015	$3.346343	$3.519768	4,572,991.294
	2014	$3.572863	$3.346343	5,681,934.391
	2013	$2.828593	$3.572863	6,495,942.435
	2012	$2.382999	$2.828593	7,157,665.914
	2011	$2.814412	$2.382999	7,492,385.863
	2010	$2.268629	$2.814412	7,657,478.997
	2009	$1.631700	$2.268629	7,884,027.551
	2008	$2.873746	$1.631700	8,798,042.523
	2007	$2.712059	$2.873746	8,619,751.111
DFA - VA International Value Portfolio Subaccount Inception Date October 3, 1995	2016	$2.119004	$2.298235	9,289,602.677
	2015	$2.291216	$2.119004	11,553,433.933
	2014	$2.482705	$2.291216	12,025,290.519
	2013	$2.053088	$2.482705	12,425,741.471
	2012	$1.765571	$2.053088	13,373,933.124
	2011	$2.138671	$1.765571	13,704,788.269
	2010	$1.946565	$2.138671	13,541,525.754
	2009	$1.419639	$1.946565	13,704,731.296
	2008	$2.635388	$1.419639	15,355,376.013
	2007	$2.393895	$2.635388	14,508,225.962
DFA - VA Short-Term Fixed Portfolio Subaccount Inception Date October 9, 1995	2016	$1.225469	$1.227801	18,387,732.855
	2015	$1.299072	$1.225469	18,639,732.574
	2014	$1.234618	$1.299072	20,639,048.205
	2013	$1.238827	$1.234618	21,117,922.313
	2012	$1.235817	$1.238827	19,573,287.930
	2011	$1.237827	$1.235817	27,815,541.847
	2010	$1.231551	$1.237827	24,000,407.447
	2009	$1.216255	$1.231551	22,635,692.794
	2008	$1.177000	$1.216255	22,270,173.005
	2007	$1.128000	$1.177000	24,263,588.606
DFA - VA U.S. Large Value Portfolio Subaccount Inception Date January 18,1995	2016	$2.284307	$2.699290	15,141,847.441
	2015	$2.379060	$2.284307	16,323,087.490
	2014	$2.194032	$2.379060	17,524,769.200
	2013	$1.567396	$2.194032	19,995,643.606
	2012	$1.293103	$1.567396	22,270,725.645
	2011	$1.347022	$1.293103	24,159,273.665
	2010	$1.123378	$1.347022	26,005,012.657
	2009	$0.869790	$1.123378	29,067,610.832
	2008	$1.455961	$0.869790	31,839,691.023
	2007	$1.509153	$1.455961	31,982,901.137

		0.60%
Subaccount	Year	Beginning AUV	Ending AUV	# Units
DFA VA U.S. Targeted Value Portfolio Subaccount Inception Date October 6, 1995	2016	$3.255078	$4.125233	6,523,806.321
	2015	$3.455306	$3.255078	7,223,083.093
	2014	$3.351796	$3.455306	8,106,568.992
	2013	$2.331478	$3.351796	9,926,538.529
	2012	$1.952747	$2.331478	11,489,108.473
	2011	$2.058024	$1.952747	11,549,161.343
	2010	$1.604067	$2.058024	14,276,786.224
	2009	$1.274451	$1.604067	16,390,412.522
	2008	$2.033141	$1.274451	16,949,714.075
	2007	$2.377255	$2.033141	16,266,491.543
The Dreyfus Sustainable U.S. Equity Portfolio, Inc. - Service Class(1) Subaccount Inception Date June 18, 2001	2016	$1.570529	$1.718500	71,814.260
	2015	$1.635832	$1.570529	80,104.216
	2014	$1.454629	$1.635832	82,464.231
	2013	$1.092099	$1.454629	82,464.231
	2012	$0.983620	$1.092099	94,647.129
	2011	$0.983110	$0.983620	174,839.439
	2010	$0.863423	$0.983110	174,839.439
	2009	$0.650943	$0.863423	181,040.850
	2008	$1.001055	$0.650943	252,398.443
	2007	$0.936879	$1.001055	276,189.135
Dreyfus - VIF Appreciation - Service Class Subaccount Inception Date June 18, 2001	2016	$1.800107	$1.925993	9,153.278
	2015	$1.861421	$1.800107	10,526.465
	2014	$1.736667	$1.861421	10,526.465
	2013	$1.445966	$1.736667	13,277.425
	2012	$1.320792	$1.445966	25,579.438
	2011	$1.221916	$1.320792	29,345.170
	2010	$1.068504	$1.221916	29,894.382
	2009	$0.879428	$1.068504	127,845.755
	2008	$1.258881	$0.879428	147,222.432
	2007	$1.185254	$1.258881	169,206.815
Federated Fund for U.S. Government Securities II Subaccount Inception Date June 28, 1995	2016	$1.606142	$1.622235	1,286,059.004
	2015	$1.607453	$1.606142	1,292,506.935
	2014	$1.545666	$1.607453	1,443,910.967
	2013	$1.587503	$1.545666	1,347,265.638
	2012	$1.550928	$1.587503	1,660,434.572
	2011	$1.474991	$1.550928	2,926,207.574
	2010	$1.410936	$1.474991	2,059,366.210
	2009	$1.349125	$1.410936	2,077,844.056
	2008	$1.301550	$1.349125	2,437,220.824
	2007	$1.231956	$1.301550	2,514,989.417
Federated Government Money Fund II Subaccount Inception Date December 7, 1994	2016	$1.109380	$1.102809	3,812,028.805
	2015	$1.115993	$1.109380	11,466,839.399
	2014	$1.122620	$1.115993	6,502,089.354
	2013	$1.129267	$1.122620	5,752,918.572
	2012	$1.136177	$1.129267	7,752,347.374
	2011	$1.143039	$1.136177	7,905,682.722
	2010	$1.149905	$1.143039	5,840,535.529
	2009	$1.151614	$1.149905	5,270,898.436
	2008	$1.129819	$1.151614	13,143,016.049
	2007	$1.085019	$1.129819	6,848,408.764
Federated High Income Bond Fund II – Primary Shares Subaccount Inception Date September 18, 1995	2016	$2.460801	$2.808661	766,207.291
	2015	$2.540920	$2.460801	881,960.374
	2014	$2.489170	$2.540920	1,184,636.138
	2013	$2.340543	$2.489170	1,281,414.234
	2012	$2.052929	$2.340543	1,202,276.767
	2011	$1.963739	$2.052929	1,198,271.735
	2010	$1.721884	$1.963739	1,475,462.363
	2009	$1.133277	$1.721884	1,712,471.304
	2008	$1.540537	$1.133277	2,055,497.911
	2007	$1.498456	$1.540537	2,697,939.881

		0.60%
Subaccount	Year	Beginning AUV	Ending AUV	# Units
Federated Managed Tail Risk Fund II – Primary Shares Subaccount Inception Date March 11, 2010	2016	$1.187448	$1.130843	70,863.213
	2015	$1.274752	$1.187448	92,711.292
	2014	$1.294930	$1.274752	97,361.646
	2013	$1.118662	$1.294930	100,395.317
	2012	$1.021485	$1.118662	136,328.400
	2011	$1.085037	$1.021485	116,206.809
	2010	$1.000000	$1.085037	227,227.900
Federated Managed Volatility Fund II Subaccount Inception Date July 20, 1995	2016	$1.722165	$1.843565	959,574.495
	2015	$1.874128	$1.722165	267,432.192
	2014	$1.814426	$1.874128	556,092.215
	2013	$1.499321	$1.814426	460,941.789
	2012	$1.328366	$1.499321	447,400.124
	2011	$1.275437	$1.328366	355,390.783
	2010	$1.144745	$1.275437	639,347.870
	2009	$0.897758	$1.144745	337,485.926
	2008	$1.134336	$0.897758	68,251.149
	2007	$1.096899	$1.134336	65,111.248
Fidelity VIP Contrafund® Portfolio – Initial Class Subaccount Inception Date May 1, 2006	2016	$1.772713	$1.903242	1,959,279.334
	2015	$1.771466	$1.772713	2,373,473.893
	2014	$1.591965	$1.771466	2,546,546.346
	2013	$1.219851	$1.591965	2,637,082.381
	2012	$1.054158	$1.219851	2,901,678.331
	2011	$1.087948	$1.054158	3,179,028.556
	2010	$0.933714	$1.087948	3,628,858.553
	2009	$0.692148	$0.933714	5,171,086.451
	2008	$1.211275	$0.692148	4,355,368.724
	2007	$1.036286	$1.211275	2,580,137.249
Fidelity VIP Mid Cap Portfolio - Initial Class Subaccount Inception Date May 1, 2004	2016	$2.827574	$3.154626	402,460.124
	2015	$2.884608	$2.827574	429,714.182
	2014	$2.730281	$2.884608	488,003.018
	2013	$2.016189	$2.730281	513,108.158
	2012	$1.766372	$2.016189	543,638.695
	2011	$1.987927	$1.766372	434,766.102
	2010	$1.552256	$1.987927	529,297.307
	2009	$1.114712	$1.552256	505,821.937
	2008	$1.851845	$1.114712	622,436.421
	2007	$1.611228	$1.851845	669130.213
Fidelity VIP Value Strategies Portfolio - Initial Class Subaccount Inception Date May 1, 2004	2016	$2.035872	$2.218520	125,970.967
	2015	$2.111157	$2.035872	272,988.708
	2014	$1.988695	$2.111157	265,254.723
	2013	$1.533122	$1.988695	269,577.112
	2012	$1.211767	$1.533122	310,659.973
	2011	$1.336744	$1.211767	402,167.657
	2010	$1.061921	$1.336744	420,538.901
	2009	$0.677907	$1.061921	756,078.055
	2008	$1.396422	$0.677907	170,243.292
	2007	$1.328766	$1.396422	184,672.851
NVIT Emerging Markets Fund – Class D Subaccount Inception Date August 4, 2016	2016	$10.070903	$9.840733	104,311.249
TA Asset Allocation - Conservative - Initial Class Subaccount Inception Date May 1, 2002	2016	$1.790555	$1.862176	153,436.425
	2015	$1.837258	$1.790555	167,448.927
	2014	$1.808699	$1.837258	416,992.486
	2013	$1.663728	$1.808699	432,987.498
	2012	$1.557556	$1.663728	633,018.286
	2011	$1.526349	$1.557556	685,692.090
	2010	$1.409610	$1.526349	756,519.276
	2009	$1.132412	$1.409610	854,441.327
	2008	$1.445371	$1.132412	914,905.571
	2007	$1.366831	$1.445371	405,961.734

		0.60%
Subaccount	Year	Beginning AUV	Ending AUV	# Units
TA Asset Allocation - Growth - Initial Class Subaccount Inception Date May 1, 2002	2016	$1.917353	$2.021770	53,857.090
	2015	$1.966819	$1.917353	206,683.347
	2014	$1.926054	$1.966819	1,956,372.584
	2013	$1.527955	$1.926054	1,835,274.673
	2012	$1.365188	$1.527955	376,805.579
	2011	$1.452021	$1.365188	288,424.845
	2010	$1.270750	$1.452021	542,446.524
	2009	$0.984741	$1.270750	558,115.574
	2008	$1.641113	$0.984741	473,921.366
	2007	$1.532194	$1.641113	894,494.656
TA Asset Allocation - Moderate - Initial Class Subaccount Inception Date May 1, 2002	2016	$1.883780	$1.976777	239,515.167
	2015	$1.938251	$1.883780	158,033.029
	2014	$1.897387	$1.938251	240,851.220
	2013	$1.681736	$1.897387	246,400.326
	2012	$1.546003	$1.681736	648,264.232
	2011	$1.546209	$1.546003	549,062.094
	2010	$1.409260	$1.546209	520,241.767
	2009	$1.121593	$1.409260	399,393.917
	2008	$1.524062	$1.121593	1,086,279.651
	2007	$1.420274	$1.524062	1,039,087.630
TA Asset Allocation Moderate Growth - Initial Class Subaccount Inception Date May 1, 2002	2016	$1.918275	$2.031690	445,502.978
	2015	$1.973863	$1.918275	239,069.001
	2014	$1.935910	$1.973863	277,439.466
	2013	$1.631336	$1.935910	290,903.400
	2012	$1.483262	$1.631336	154,355.920
	2011	$1.522795	$1.483262	193,234.699
	2010	$1.358967	$1.522795	242,087.082
	2009	$1.066739	$1.358967	265,429.664
	2008	$1.596080	$1.066739	346,172.648
	2007	$1.489372	$1.596080	326,798.342
TA Barrow Hanley Dividend Focused - Initial Class Subaccount Inception Date November 19, 2009	2016	$1.728119	$1.974043	378,331.604
	2015	$1.803313	$1.728119	423,862.929
	2014	$1.617311	$1.803313	444,913.232
	2013	$1.249223	$1.617311	376,586.510
	2012	$1.124887	$1.249223	265,684.657
	2011	$1.101489	$1.124887	253,391.035
	2010	$1.003320	$1.101489	201,217.847
	2009	$0.984673	$1.003320	415,616.779
TA Clarion Global Real Estate Securities - Initial Class Subaccount Inception Date May 3, 1999	2016	$3.300084	$3.300957	513,444.165
	2015	$3.339975	$3.300084	475,608.984
	2014	$2.958696	$3.339975	449,071.601
	2013	$2.864825	$2.958696	435,523.757
	2012	$2.301028	$2.864825	366,088.126
	2011	$2.455672	$2.301028	421,332.703
	2010	$2.135792	$2.455672	425,910.298
	2009	$1.610424	$2.135792	519,112.697
	2008	$2.811696	$1.610424	700,517.083
	2007	$3.031960	$2.811696	736,226.791
TA Janus Mid-Cap Growth - Initial Class Subaccount Inception Date June 18, 2001	2016	$1.660670	$1.617058	51,427.113
	2015	$1.759148	$1.660670	108,525.047
	2014	$1.769437	$1.759148	142,405.118
	2013	$1.279305	$1.769437	290,511.466
	2012	$1.179874	$1.279305	323,870.400
	2011	$1.272301	$1.179874	164,684.277
	2010	$0.955877	$1.272301	301,380.768
	2009	$0.598918	$0.955877	445,827.899
	2008	$1.121797	$0.598918	116.575.877
	2007	$0.921024	$1.121797	207,691.644

		0.60%
Subaccount	Year	Beginning AUV	Ending AUV	# Units
TA JPMorgan Enhanced Index - Initial Class Subaccount Inception Date October 13, 1997	2016	$1.936951	$2.144003	419,290.382
	2015	$1.950012	$1.936951	716,147.797
	2014	$1.718014	$1.950012	894,962.021
	2013	$1.304224	$1.718014	712,617.554
	2012	$1.127696	$1.304224	486,489.315
	2011	$1.126117	$1.127696	553,211.140
	2010	$0.983606	$1.126117	672,109.252
	2009	$0.763562	$0.983606	1,266,147.477
	2008	$1.226094	$0.763562	1,193,291.705
	2007	$1.179951	$1.226094	1,648,547.171
TA MFS International Equity - Initial Class Subaccount Inception Date May 1, 2002	2016	$1.867044	$1.857400	630,033.688
	2015	$1.876815	$1.867044	658,751.074
	2014	$1.991089	$1.876815	653,619.314
	2013	$1.696172	$1.991089	767,049.699
	2012	$1.396902	$1.696172	773,830.149
	2011	$1.562393	$1.396902	747,699.587
	2010	$1.422470	$1.562393	763,017.966
	2009	$1.078505	$1.422470	954,946.152
	2008	$1.676726	$1.078505	784,681.732
	2007	$1.545403	$1.676726	657,198.793
TA Managed Risk – Balanced ETF – Initial Class Subaccount Inception Date May 1, 2008	2016	$1.304638	$1.347972	229,638.303
	2015	$1.332422	$1.304638	199,894.643
	2014	$1.278901	$1.332422	290,144.733
	2013	$1.151172	$1.278901	677,186.992
	2012	$1.065703	$1.151172	2,128,983.991
	2011	$1.055539	$1.065703	0.000
	2010	$0.956015	$1.055539	1,064,533.808
	2009	$0.824685	$0.956015	0.000
	2008	$1.000000	$0.824685	0.000
TA Managed Risk – Growth ETF – Initial Class Subaccount Inception Date May 1, 2008	2016	$1.300784	$1.357308	113,549.977
	2015	$1.351432	$1.300784	216,229.818
	2014	$1.305126	$1.351432	2,894,905.837
	2013	$1.102518	$1.305126	2,934,036.349
	2012	$0.992184	$1.102518	1,351,292.349
	2011	$1.006742	$0.992184	0.000
	2010	$0.895087	$1.006742	1,136,651.688
	2009	$0.728073	$0.895087	10,731.111
	2008	$1.000000	$0.728073	645,641.107
TA Morgan Stanley Capital Growth - Initial Class Subaccount Inception Date June 18, 2001	2016	$2.461430	$2.391418	1,767.031
	2015	$2.215087	$2.461430	1,767.031
	2014	$2.102175	$2.215087	1,767.031
	2013	$1.426504	$2.102175	1.767.031
	2012	$1.241995	$1.426504	1,767.031
	2011	$1.326460	$1.241995	1,767.031
	2010	$1.047129	$1.326460	22,561.253
	2009	$0.823563	$1.047129	73,167.874
	2008	$1.301988	$0.823563	74,882.299
	2007	$1.296407	$1.301988	78,708.808
TA Multi-Managed Balanced – Initial Class Subaccount Inception Date April 29, 2010	2016	$1.693884	$1.816388	329,650.023
	2015	$1.700413	$1.693884	410,816.583
	2014	$1.543745	$1.700413	559,895.797
	2013	$1.315073	$1.543745	497,160.983
	2012	$1.175282	$1.315073	747,997.014
	2011	$1.136452	$1.175282	506,484.283
	2010	$1.000000	$1.136452	561,126.674

		0.60%
Subaccount	Year	Beginning AUV	Ending AUV	# Units
TA PIMCO Total Return – Initial Class Subaccount Inception Date May 1, 2002	2016	$1.768920	$1.806089	11,041,259.951
	2015	$1.767335	$1.768920	10,997,039.143
	2014	$1.698564	$1.767335	13,149,734.659
	2013	$1.753407	$1.698564	16,316,056.632
	2012	$1.640159	$1.753407	20,036,848.646
	2011	$1.552648	$1.640159	15,843,519.568
	2010	$1.457126	$1.552648	16,625,347.487
	2009	$1.263297	$1.457126	15,819,694.804
	2008	$1.307403	$1.263297	13,645,028.438
	2007	$1.207246	$1.307403	12,842,233.501
TA Small/Mid Cap Value - Initial Class Subaccount Inception Date October 13, 1997	2016	$3.720911	$4.480177	196,002.238
	2015	$3.839702	$3.720911	218,446.111
	2014	$3.670916	$3.839702	184,400.578
	2013	$2.709065	$3.670916	244,141.506
	2012	$2.341684	$2.709065	296,004.339
	2011	$2.420014	$2.341684	228,693.354
	2010	$1.866783	$2.420014	404,244.774
	2009	$1.311318	$1.866783	374,941.908
	2008	$2.230889	$1.311318	177,436.055
	2007	$1.799226	$2.230889	96,532.594
TA T. Rowe Price Small Cap – Initial Class Subaccount Inception Date May 1, 2006	2016	$2.179170	$2.409266	1,242,445.064
	2015	$2.140160	$2.179170	1,097,428.809
	2014	$2.020652	$2.140160	1,232,215.765
	2013	$1.410962	$2.020652	1,498,874.946
	2012	$1.226949	$1.410962	1,713,708.693
	2011	$1.213747	$1.226949	1,006,653.361
	2010	$0.908337	$1.213747	1,305,528.744
	2009	$0.658809	$0.908337	1,091,480.489
	2008	$1.039682	$0.658809	199,979.953
	2007	$0.954257	$1.039682	56,242.969
TA TS&W International Equity - Initial Class Subaccount Inception Date October 13, 1997	2016	$1.760279	$1.768657	147,565.732
	2015	$1.747832	$1.760279	191,566.688
	2014	$1.854470	$1.747832	198,833.654
	2013	$1.500369	$1.854470	187,555.670
	2012	$1.292847	$1.500369	191,602.836
	2011	$1.517506	$1.292847	422,508.802
	2010	$1.407287	$1.517506	428,338.344
	2009	$1.124643	$1.407287	460,716.061
	2008	$1.849693	$1.124643	598,274.388
	2007	$1.609681	$1.849693	725,415.968
TA WMC US Growth - Initial Class Subaccount Inception Date June 18, 2001	2016	$2.161329	$2.208866	542,311.198
	2015	$2.034955	$2.161329	692,977.460
	2014	$1.842568	$2.034955	887,534.552
	2013	$1.399332	$1.842568	1,043,938.377
	2012	$1.243960	$1.399332	1,139,254.493
	2011	$1.299925	$1.243960	1,360,281.514
	2010	$1.110019	$1.299925	1,379,303.897
	2009	$0.864338	$1.110019	1,815,208.487
	2008	$1.610425	$0.864338	2,214,057.389
	2007	$1.393250	$1.610425	2,893,330.671
Vanguard - Equity Index Subaccount Inception Date May 1, 2002	2016	$2.259617	$2.511481	13,745,102.669
	2015	$2.244746	$2.259617	12,273,870.541
	2014	$1.989514	$2.244746	13,826,803.608
	2013	$1.514180	$1.989514	15,732,418.530
	2012	$1.314813	$1.514180	15,876,312.340
	2011	$1.297588	$1.314813	17,087,035.447
	2010	$1.135967	$1.297588	18,733,874.308
	2009	$0.903781	$1.135967	21,923,618.852
	2008	$1.441734	$0.903781	20,154,916.538
	2007	$1.376361	$1.441734	18,542,352.157

		0.60%
Subaccount	Year	Beginning AUV	Ending AUV	# Units
Vanguard – International Subaccount Inception Date May 1, 2007	2016	$1.119674	$1.133902	9,008,993.202
	2015	$1.135112	$1.119674	6,428,192.416
	2014	$1.215519	$1.135112	4,767,411.703
	2013	$0.992100	$1.215519	4,278,217.401
	2012	$0.830783	$0.992100	3,868,745.935
	2011	$0.966612	$0.830783	3,143,648.257
	2010	$0.840283	$0.966612	3,530,789.111
	2009	$0.592033	$0.840283	3,413,800.705
	2008	$1.081274	$0.592033	2,104,554.137
	2007	$1.000000	$1.081274	441,216.217
Vanguard - Mid-Cap Index Subaccount Inception Date May 1, 2002	2016	$2.873744	$3.174147	2,746,034.413
	2015	$2.933078	$2.873744	2,768,270.319
	2014	$2.597579	$2.933078	2,814,827.057
	2013	$1.936692	$2.597579	2,533,830.911
	2012	$1.682295	$1.936692	2,321,966.803
	2011	$1.727550	$1.682295	2,465,677.457
	2010	$1.386234	$1.727550	2,488,162.306
	2009	$0.993457	$1.386234	2,560,649.505
	2008	$1.717725	$0.993457	3,243,827.080
	2007	$1.628114	$1.717725	3,169,088.568
Vanguard – REIT Index Subaccount Inception Date May 1, 2002	2016	$3.490585	$3.759773	3,185,076.368
	2015	$3.435138	$3.490585	3,690,941.962
	2014	$2.656034	$3.435138	4,082,739.808
	2013	$2.611087	$2.656034	3,997,575.722
	2012	$2.236367	$2.611087	3,662,516.576
	2011	$2.074701	$2.236367	3,723,209.485
	2010	$1.627394	$2.074701	4,392,861.393
	2009	$1.267706	$1.627394	4,829,248.401
	2008	$2.032337	$1.267706	4,182,929.013
	2007	$2.451572	$2.032337	4,166,086.334
Vanguard – Short-Term Investment-Grade Subaccount Inception Date May 1, 2002	2016	$1.490451	$1.521832	14,929,764.011
	2015	$1.482706	$1.490451	15,246,373.531
	2014	$1.465816	$1.482706	16,593,541.491
	2013	$1.458923	$1.465816	15,772,726.397
	2012	$1.405631	$1.458923	11,377,790.624
	2011	$1.386082	$1.405631	13,410,264.310
	2010	$1.325234	$1.386082	10,790,395.891
	2009	$1.170907	$1.325234	10,166,278.686
	2008	$1.220091	$1.170907	10,528,972.117
	2007	$1.157676	$1.220091	10,219,726.445
Vanguard - Total Bond Market Index Subaccount Inception Date May 1, 2002	2016	$1.679724	$1.710990	19,985,889.134
	2015	$1.684192	$1.679724	16,817,350.807
	2014	$1.600026	$1.684192	12,226,127.923
	2013	$1.647334	$1.600026	11,001,732.579
	2012	$1.593157	$1.647334	12,431,911.221
	2011	$1.488777	$1.593157	10,854,706.236
	2010	$1.406288	$1.488777	11,559,049.282
	2009	$1.335405	$1.406288	12,446,949.284
	2008	$1.276682	$1.335405	8,465,821.066
	2007	$1.200526	$1.276682	8,068,817.301

		0.60%
Subaccount	Year	Beginning AUV	Ending AUV	# Units
Wanger International Subaccount Inception Date September 18, 1995	2016	$3.142853	$3.080171	343.658.256
	2015	$3.158667	$3.142853	407,890.227
	2014	$3.324000	$3.158667	428,077.363
	2013	$2.732715	$3.324000	467,002.701
	2012	$2.261528	$2.732715	466,815.325
	2011	$2.664692	$2.261528	541,089.029
	2010	$2.145937	$2.664692	742,290.794
	2009	$1.441307	$2.145937	694,999.210
	2008	$2.665470	$1.441307	721,114.812
	2007	$2.305467	$2.665470	1,018,126.456
Wanger USA Subaccount Inception Date September 20, 1995	2016	$2.837873	$3.207137	575,734.368
	2015	$2.872402	$2.837873	689,616.425
	2014	$2.757708	$2.872402	858,044.562
	2013	$2.074156	$2.757708	958,163.210
	2012	$1.738662	$2.074156	1,119,695.932
	2011	$1.812379	$1.738662	1,261,396.000
	2010	$1.478084	$1.812379	1,423,742.703
	2009	$1.045473	$1.478084	1,746,009.407
	2008	$1.743814	$1.045473	1,834,926.590
	2007	$1.664632	$1.743814	2,166,217.193

		0.65%
Subaccount	Year	Beginning AUV	Ending AUV	# Units
AB Global Thematic Growth Portfolio - Class B Subaccount Inception Date June 18, 2001	2016	$1.086794	$1.070339	12,498.259
	2015	$1.065646	$1.086794	14,129.674
	2014	$1.023388	$1.065646	14,129.674
	2013	$0.837927	$1.023388	14,129.674
	2012	$0.744774	$0.837927	14,129.674
	2011	$0.978718	$0.744774	14,129.674
	2010	$0.830715	$0.978718	14,129.674
	2009	$0.545979	$0.830715	14,129.674
	2008	$1.046062	$0.545979	14,129.674
	2007	$0.878196	$1.046062	14,129.674
AB Growth Portfolio - Class B Subaccount Inception Date June 18, 2001	2016	$1.901542	$1.905392	24,376.041
	2015	$1.758796	$1.901542	25,854.938
	2014	$1.567075	$1.758796	26,638.623
	2013	$1.179476	$1.567075	26,779.227
	2012	$1.045249	$1.179476	26,854.400
	2011	$1.041936	$1.045249	26,854.400
	2010	$0.913545	$1.041936	26,856.883
	2009	$0.692029	$0.913545	26,854.883
	2008	$1.213422	$0.692029	26,854.883
	2007	$1.084070	$1.213422	29,369.838
AB Large Cap Growth Portfolio - Class B Subaccount Inception Date June 18, 2001	2016	$1.803779	$1.834357	0.000
	2015	$1.637736	$1.803779	0.000
	2014	$1.447978	$1.637736	0.000
	2013	$1.063798	$1.447978	0.000
	2012	$0.917501	$1.063798	0.000
	2011	$0.959464	$0.917501	0.000
	2010	$0.879253	$0.959464	0.000
	2009	$0.645470	$0.879253	0.000
	2008	$1.079581	$0.645470	21,691.484
	2007	$0.956428	$1.079581	21,691.484
Columbia Variable Portfolio – Mid Cap Growth Fund - Class 2 Shares Subaccount Inception Date April 26, 2013	2016	$1.340621	$1.358981	74,034.884
	2015	$1.280629	$1.340621	73,479.646
	2014	$1.203029	$1.280629	73,479.646
	2013	$0.913671	$1.203029	74,792.435

		0.65%
Subaccount	Year	Beginning AUV	Ending AUV	# Units
Columbia Variable Portfolio - Seligman Global Technology Fund - Class 2 Shares Subaccount Inception Date June 18, 2001	2016	$2.257518	$2.669454	27,169.167
	2015	$2.069102	$2.257518	28,808.667
	2014	$1.664483	$2.069102	29,677.456
	2013	$1.335108	$1.664483	44,527.352
	2012	$1.255562	$1.335108	54,522.027
	2011	$1.345218	$1.255562	55,280.341
	2010	$1.176538	$1.345218	20,540.646
	2009	$0.730378	$1.176538	25,048.001
	2008	$1.233138	$0.730378	31,121.356
	2007	$1.076606	$1.233138	34,780.964
Columbia Variable Portfolio - Small Company Growth Fund - Class 1 Subaccount Inception Date March 31, 1997	2016	$24.018219	$26.904404	18,743.960
	2015	$23.283754	$24.018219	19,624.004
	2014	$24.574808	$23.283754	19,902.474
	2013	$17.608444	$24.574808	20,745.041
	2012	$15.824070	$17.608444	21,029.809
	2011	$16.862017	$15.824070	23,314.016
	2010	$13.220026	$16.862017	26,723.127
	2009	$10.589068	$13.220026	31,109.908
	2008	$18.011397	$10.589068	61,348.639
	2007	$15.978616	$18.011397	64,808.103
DFA - VA Global Bond Portfolio Subaccount Inception Date January 18, 1995	2016	$25.180923	$25.450496	152,243.667
	2015	$24.958197	$25.180923	158,179.139
	2014	$24.416113	$24.958197	215,344.754
	2013	$24.661193	$24.416113	268,816.923
	2012	$23.672582	$24.661193	291,278.111
	2011	$22.797580	$23.672582	341,353.075
	2010	$21.743066	$22.797580	406,205.628
	2009	$20.879320	$21.743066	404,336.203
	2008	$20.118789	$20.879320	414,825.156
	2007	$19.210246	$20.118789	605,760.590
DFA - VA International Small Portfolio Subaccount Inception Date October 6, 1995	2016	$32.032725	$33.809771	114,346.983
	2015	$30.469580	$32.032725	117,850.736
	2014	$32.548248	$30.469580	156,795.824
	2013	$25.780807	$32.548248	189,686.031
	2012	$21.730295	$25.780807	203,501.119
	2011	$25.677053	$21.730295	219,783.384
	2010	$20.707949	$25.677053	228,417.357
	2009	$14.901527	$20.707949	258,354.452
	2008	$26.257613	$14.901527	337,816.457
	2007	$24.792666	$26.257613	347,460.775
DFA - VA International Value Portfolio Subaccount Inception Date October 3, 1995	2016	$27.924043	$30.271018	163,025.310
	2015	$30.208402	$27.924043	163,296.993
	2014	$32.749282	$30.208402	196,706.614
	2013	$27.095590	$32.749282	239,859.419
	2012	$23.312751	$27.095590	247,213.727
	2011	$28.253229	$23.312751	261,993.800
	2010	$25.728187	$28.253229	280,416.820
	2009	$18.773108	$25.728187	297,436.457
	2008	$34.867415	$18.773108	358,857.688
	2007	$31.688212	$34.867415	403,322.040
DFA - VA Short-Term Fixed Portfolio Subaccount Inception Date October 9, 1995	2016	$15.855813	$15.877837	251,908.636
	2015	$15.910809	$15.855813	259,636.360
	2014	$15.990885	$15.910809	337,701.066
	2013	$16.053950	$15.990885	449,724.065
	2012	$16.023587	$16.053950	520,412.381
	2011	$16.058179	$16.023587	572,312.918
	2010	$15.985114	$16.058179	586,737.960
	2009	$15.794483	$15.985114	582,909.705
	2008	$15.292447	$15.794483	514,859.239
	2007	$14.662905	$15.292447	823,505.195

		0.65%
Subaccount	Year	Beginning AUV	Ending AUV	# Units
DFA - VA U.S. Large Value Portfolio Subaccount Inception Date January 18, 1995	2016	$53.815637	$63.560698	125,670.215
	2015	$56.075735	$53.815637	134,211.092
	2014	$51.740072	$56.075735	192,164.046
	2013	$36.980959	$51.740072	227,932.781
	2012	$30.524448	$36.980959	250,345.425
	2011	$31.812823	$30.524448	284,875.745
	2010	$26.544094	$31.812823	317,074.585
	2009	$20.562453	$26.544094	376,576.661
	2008	$34.437028	$20.562453	466,510.635
	2007	$35.713089	$34.437028	501,868.069
DFA - VA U.S. Targeted Value Portfolio Subaccount Inception Date October 6, 1995	2016	$65.797180	$83.344893	69,027.525
	2015	$69.879111	$65.797180	76,740.073
	2014	$67.819508	$69.879111	100,692.919
	2013	$47.197896	$67.819508	123,793.203
	2012	$39.550637	$47.197896	140,540.944
	2011	$41.703705	$39.550637	157,851.091
	2010	$32.520962	$41.703705	178,367.713
	2009	$25.851235	$32.520962	208,948.359
	2008	$41.261403	$25.851235	262,539.166
	2007	$48.268976	$41.261403	295,607.924
Dreyfus - VIF Appreciation - Service Class Subaccount Inception Date June 18, 2001	2016	$1.787170	$1.911203	0.000
	2015	$1.848965	$1.787170	0.000
	2014	$1.725900	$1.848965	0.000
	2013	$1.437709	$1.725900	0.000
	2012	$1.313905	$1.437709	0.000
	2011	$1.216156	$1.313905	0.000
	2010	$1.063979	$1.216156	0.000
	2009	$0.876128	$1.063979	0.000
	2008	$1.254784	$0.876128	19,477.279
	2007	$1.181988	$1.254784	61,768.178
The Dreyfus Sustainable U.S. Equity Portfolio, Inc. - Service Class (1) Subaccount Inception Date June 18, 2001	2016	$1.559262	$1.705326	0.000
	2015	$1.624892	$1.559262	0.000
	2014	$1.445623	$1.624892	0.000
	2013	$1.085876	$1.445623	0.000
	2012	$0.978501	$1.085876	17,751.696
	2011	$0.978466	$0.978501	19,500.621
	2010	$0.859762	$0.978466	31,529.635
	2009	$0.648492	$0.859762	41,774.027
	2008	$0.997788	$0.648492	55,589.549
	2007	$0.934286	$0.997788	63,967.529
Federated Fund for U.S. Government Securities II Subaccount Inception Date June 28, 1995	2016	$22.568548	$22.783376	44,556.812
	2015	$22.598269	$22.568548	45,329.725
	2014	$21.740349	$22.598269	50,475.725
	2013	$22.339823	$21.740349	53,870.480
	2012	$21.836037	$22.339823	67,775.064
	2011	$20.777219	$21.836037	72,192.407
	2010	$19.884787	$20.777219	74,525.993
	2009	$19.023115	$19.884787	116,210.160
	2008	$18.361462	$19.023115	141,396.224
	2007	$17.388494	$18.361462	193,115.879
Federated Government Money Fund II Subaccount Inception Date December 7, 1994	2016	$14.552514	$14.458816	122,669.154
	2015	$14.646976	$14.552514	124,959.195
	2014	$14.742173	$14.646976	112,047.364
	2013	$14.837994	$14.742173	138,630.948
	2012	$14.934983	$14.837994	172,551.944
	2011	$15.031798	$14.934983	193,702.724
	2010	$15.129344	$15.031798	151,015.399
	2009	$15.159159	$15.129344	158,034.893
	2008	$14.879709	$15.159159	237,697.406
	2007	$14.296822	$14.879709	184,412.287

		0.65%
Subaccount	Year	Beginning AUV	Ending AUV	# Units
Federated High Income Bond Fund II – Primary Shares Subaccount Inception Date September 18, 1995	2016	$30.654718	$34.970659	30,085.941
	2015	$31.688569	$30.654718	26,978.023
	2014	$31.038949	$31.688569	50,828.971
	2013	$29.200189	$31.038949	55,983.750
	2012	$25.624871	$29.200189	71,320.826
	2011	$24.523836	$25.624871	66,253.419
	2010	$21.514199	$24.523836	82,882.603
	2009	$14.166879	$21.514199	113,247.123
	2008	$19.267604	$14.166879	119,419.551
	2007	$18.750641	$19.267604	149,449.284
Federated Managed Tail Risk Fund II – Primary Shares Subaccount Inception Date March 11, 2010	2016	$1.184034	$1.127033	199,734.598
	2015	$1.271717	$1.184034	242,255.498
	2014	$1.292493	$1.271717	258,513.939
	2013	$1.117108	$1.292493	308,431.501
	2012	$1.020572	$1.117108	361,142.532
	2011	$1.084604	$1.020572	511,169.847
	2010	$1.000000	$1.084604	777,638.829
Federated Managed Volatility Fund II Subaccount Inception Date July 20, 1995	2016	$26.116485	$27.943634	8,498.915
	2015	$28.435067	$26.116485	9,560.955
	2014	$27.542818	$28.435067	10,497.002
	2013	$22.770881	$27.542818	11,505.917
	2012	$20.184624	$22.770881	13,137.216
	2011	$19.389953	$20.184624	14,525.263
	2010	$17.411869	$19.389953	14,297.560
	2009	$13.661861	$17.411869	15,333.738
	2008	$17.270655	$13.661861	17,749.033
	2007	$16.708979	$17.270655	15,451.070
Fidelity VIP Contrafund® Portfolio – Initial Class Subaccount Inception Date May 1, 2006	2016	$1.764229	$1.893191	129,481.184
	2015	$1.763861	$1.764229	232,305.952
	2014	$1.585911	$1.763861	243,808.751
	2013	$1.215818	$1.585911	266,285.386
	2012	$1.051197	$1.215818	72,164.086
	2011	$1.085432	$1.051197	160,308.386
	2010	$0.932014	$1.085432	141,700.401
	2009	$0.691234	$0.932014	142,489.299
	2008	$1.210280	$0.691234	263,384.615
	2007	$1.035939	$1.210280	0.000
Fidelity VIP Mid Cap Portfolio - Initial Class Subaccount Inception Date May 1, 2004	2016	$2.811204	$3.134810	0.000
	2015	$2.869341	$2.811204	24,549.008
	2014	$2.717176	$2.869341	25,435.820
	2013	$2.007507	$2.717176	26,378.655
	2012	$1.759650	$2.007507	27,451.413
	2011	$1.981342	$1.759650	28,733.034
	2010	$1.547891	$1.981342	30,067.510
	2009	$1.112132	$1.547891	34,332.213
	2008	$1.848487	$1.112132	36,699.708
	2007	$1.609103	$1.848487	42,655.794
Fidelity VIP Value Strategies Portfolio - Initial Class Subaccount Inception Date May 1, 2004	2016	$2.024081	$2.204559	27,940.610
	2015	$2.099974	$2.024081	116,356.681
	2014	$1.979133	$2.099974	119,546.723
	2013	$1.526504	$1.979133	120,055.207
	2012	$1.207149	$1.526504	120,229.574
	2011	$1.332318	$1.207149	136,183.579
	2010	$1.058944	$1.332318	141,082.206
	2009	$0.676343	$1.058944	128,862.202
	2008	$1.393896	$0.676343	25,141.673
	2007	$1.327020	$1.393896	25,141.673
NVIT Emerging Markets Fund – Class D Subaccount Inception Date August 4, 2016	2016	$10.070889	$9.838741	20,631.678

		0.65%
Subaccount	Year	Beginning AUV	Ending AUV	# Units
TA Asset Allocation - Conservative - Initial Class Subaccount Inception Date May 1, 2002	2016	$1.778430	$1.848660	0.000
	2015	$1.825709	$1.778430	0.000
	2014	$1.798219	$1.825709	0.000
	2013	$1.654920	$1.798219	0.000
	2012	$1.550082	$1.654920	0.000
	2011	$1.519782	$1.550082	0.000
	2010	$1.404243	$1.519782	0.000
	2009	$1.128664	$1.404243	0.000
	2008	$1.441314	$1.128664	0.000
	2007	$1.363670	$1.441314	145,682.511
TA Asset Allocation - Growth - Initial Class Subaccount Inception Date May 1, 2002	2016	$1.904398	$2.007117	879.192
	2015	$1.954504	$1.904398	0.000
	2014	$1.914932	$1.954504	51,022.843
	2013	$1.519899	$1.914932	51,536.273
	2012	$1.358668	$1.519899	0.000
	2011	$1.445802	$1.358668	0.000
	2010	$1.265933	$1.445802	0.000
	2009	$0.981488	$1.265933	0.000
	2008	$1.636511	$0.981488	0.000
	2007	$1.528654	$1.636511	0.000
TA Asset Allocation - Moderate - Initial Class Subaccount Inception Date May 1, 2002	2016	$1.871034	$1.962421	11,064.385
	2015	$1.926084	$1.871034	11,064.385
	2014	$1.886414	$1.926084	11,064.385
	2013	$1.672840	$1.886414	11,064.385
	2012	$1.538596	$1.672840	53,022.997
	2011	$1.539558	$1.538596	11,064.385
	2010	$1.403899	$1.539558	139,283.709
	2009	$1.117881	$1.403899	11,064.385
	2008	$1.519777	$1.117881	11,064.385
	2007	$1.416973	$1.519777	11,064.385
TA Asset Allocation Moderate Growth - Initial Class Subaccount Inception Date May 1, 2002	2016	$1.905283	$2.016941	7,784.263
	2015	$1.961456	$1.905283	7,784.263
	2014	$1.924701	$1.961456	7,784.263
	2013	$1.622696	$1.924701	7,784.263
	2012	$1.476147	$1.622696	7,784.263
	2011	$1.516244	$1.476147	16,710.645
	2010	$1.353792	$1.516244	21,872.987
	2009	$1.063210	$1.353792	7,784.263
	2008	$1.591599	$1.063210	7,784.263
	2007	$1.485941	$1.591599	7,784.263
TA Barrow Hanley Dividend Focused - Initial Class Subaccount Inception Date November 19, 2009	2016	$1.722885	$1.967087	12,832.368
	2015	$1.798734	$1.722885	10,938.947
	2014	$1.614007	$1.798734	37,795.168
	2013	$1.247293	$1.614007	37,795.168
	2012	$1.123715	$1.247293	10,938.947
	2011	$1.100893	$1.123715	12,921.479
	2010	$1.003266	$1.100893	12,921.479
	2009	$0.984672	$1.003266	5,502.928
TA Clarion Global Real Estate Securities - Initial Class Subaccount Inception Date May 3, 1999	2016	$40.454956	$40.445482	6,652.432
	2015	$40.964343	$40.454956	7,557.351
	2014	$36.306027	$40.964343	28,370.422
	2013	$35.171703	$36.306027	30,133.059
	2012	$28.264016	$35.171703	34,458.473
	2011	$30.178545	$28.264016	18,707.634
	2010	$26.260490	$30.178545	20,906.184
	2009	$19.810808	$26.260490	24,207.054
	2008	$34.605654	$19.810808	28,176.804
	2007	$37.335227	$34.605654	48,929.187

		0.65%
Subaccount	Year	Beginning AUV	Ending AUV	# Units
TA Janus Mid-Cap Growth - Initial Class Subaccount Inception Date June 18, 2001	2016	$1.648702	$1.604613	72,295.445
	2015	$1.747347	$1.648702	127,678.865
	2014	$1.758446	$1.747347	152,289.074
	2013	$1.271998	$1.758446	153,506.584
	2012	$1.173717	$1.271998	118,404.099
	2011	$1.266292	$1.173717	140,670.884
	2010	$0.951836	$1.266292	103,493.698
	2009	$0.596675	$0.951836	42,656.003
	2008	$1.118155	$0.596675	27,350.563
	2007	$0.918490	$1.118155	28,091.044
TA JP Morgan Enhanced Index- Initial Class Subaccount Inception Date October 13, 1997	2016	$24.170848	$26.741155	89,520.051
	2015	$24.345908	$24.170848	107,838.816
	2014	$21.460021	$24.345908	115,550.948
	2013	$16.299394	$21.460021	138,765.984
	2012	$14.100350	$16.299394	146,765.023
	2011	$14.087667	$14.100350	149,730.326
	2010	$12.310946	$14.087667	149,822.673
	2009	$9.561646	$12.310946	217,711.306
	2008	$15.361466	$9.561646	239,326.218
	2007	$14.790720	$15.361466	295,275.233
TA MFS International Equity - Initial Class Subaccount Inception Date May 1, 2002	2016	$1.854364	$1.843859	10,087.593
	2015	$1.864985	$1.854364	10,593.245
	2014	$1.979521	$1.864985	367,557.291
	2013	$1.687156	$1.979521	367,694.617
	2012	$1.390171	$1.687156	201,283.780
	2011	$1.555644	$1.390171	39,031.720
	2010	$1.417019	$1.555644	52,111.364
	2009	$1.074920	$1.417019	64,510.777
	2008	$1.671990	$1.074920	100,479.675
	2007	$1.541803	$1.671990	90,124.072
TA Managed Risk – Balanced ETF – Initial Class Subaccount Inception Date May 1, 2008	2016	$1.299702	$1.342207	0.000
	2015	$1.328039	$1.299702	0.000
	2014	$1.275322	$1.328039	0.000
	2013	$1.148521	$1.275322	0.000
	2012	$1.063764	$1.148521	0.000
	2011	$1.054136	$1.063764	0.000
	2010	$0.955229	$1.054136	0.000
	2009	$0.824415	$0.955229	0.000
	2008	$1.000000	$0.824415	0.000
TA Managed Risk – Growth ETF – Initial Class Subaccount Inception Date May 1, 2008	2016	$1.295851	$1.351490	0.000
	2015	$1.346975	$1.295851	0.000
	2014	$1.301472	$1.346975	8,174.894
	2013	$1.099977	$1.301472	8,174.894
	2012	$0.990396	$1.099977	0.000
	2011	$1.005428	$0.990396	0.000
	2010	$0.894355	$1.005428	0.000
	2009	$0.727837	$0.894355	0.000
	2008	$1.000000	$0.727837	0.000
TA Morgan Stanley Capital Growth - Initial Class Subaccount Inception Date June 18, 2001	2016	$2.443758	$2.373065	0.000
	2015	$2.200275	$2.443758	0.000
	2014	$2.089147	$2.200275	0.000
	2013	$1.418360	$2.089147	0.000
	2012	$1.235521	$1.418360	0.000
	2011	$1.320204	$1.235521	0.000
	2010	$1.042704	$1.320204	5,517.439
	2009	$0.820479	$1.042704	5,517.439
	2008	$1.297769	$0.820479	5,517.439
	2007	$1.292862	$1.297769	5,517.439

		0.65%
Subaccount	Year	Beginning AUV	Ending AUV	# Units
TA Multi-Managed Balanced – Initial Class Subaccount Inception Date April 29, 2010	2016	$1.689099	$1.810376	358,079.351
	2015	$1.696440	$1.689099	513,607.421
	2014	$1.540909	$1.696440	531,673,975
	2013	$1.313314	$1.540909	553,594.899
	2012	$1.174304	$1.313314	524,494.739
	2011	$1.136065	$1.174304	626,003.897
	2010	$1.000000	$1.136065	676,523.414
TA PIMCO Total Return – Initial Class Subaccount Inception Date May 1, 2002	2016	$1.756941	$1.792960	360,039.325
	2015	$1.756235	$1.756941	362,874.873
	2014	$1.688729	$1.756235	383,107.429
	2013	$1.744120	$1.688729	464,282.507
	2012	$1.632288	$1.744120	798,336.291
	2011	$1.545963	$1.632288	1,759,175.107
	2010	$1.451583	$1.545963	1,873,033.906
	2009	$1.259128	$1.451583	1,305,619.511
	2008	$1.303739	$1.259128	1,450,657.124
	2007	$1.204464	$1.303739	1,781,631.119
TA Small/Mid Cap Value - Initial Class Subaccount Inception Date October 13, 1997	2016	$58.800822	$70.764173	10,327.670
	2015	$60.708181	$58.800822	11,303.299
	2014	$58.068445	$60.708181	15,314.855
	2013	$42.874717	$58.068445	17,029.409
	2012	$37.078960	$42.874717	17,727.769
	2011	$38.338220	$37.078960	25,928.321
	2010	$29.588484	$38.338220	24,065.977
	2009	$20.794733	$29.588484	25,723.005
	2008	$35.394843	$20.794733	25,943.601
	2007	$28.560397	$35.394843	33,728.305
TA T. Rowe Price Small Cap – Initial Class Subaccount Inception Date May 1, 2006	2016	$2.168777	$2.396586	63,801.047
	2015	$2.131009	$2.168777	38,462.093
	2014	$2.013015	$2.131009	40,836.914
	2013	$1.406325	$2.013015	41,467.064
	2012	$1.223521	$1.406325	40,919.874
	2011	$1.210953	$1.223521	39,173.721
	2010	$0.906691	$1.210953	15,504.336
	2009	$0.657941	$0.906691	0.000
	2008	$1.038825	$0.657941	16,458.355
	2007	$0.953944	$1.038825	0.000
TA TS&W International Equity - Initial Class Subaccount Inception Date October 13, 1997	2016	$16.334007	$16.403578	22,418.027
	2015	$16.226519	$16.334007	23,845.485
	2014	$17.225047	$16.226519	29,893.951
	2013	$13.942953	$17.225047	35,254.803
	2012	$12.020482	$13.942953	38,759.669
	2011	$14.116252	$12.020482	44,427.955
	2010	$13.097510	$14.116252	53,283.321
	2009	$10.472084	$13.097510	67,742.173
	2008	$17.231985	$10.472084	80,851.597
	2007	$15.003550	$17.231985	102,172.071
TA WMC US Growth - Initial Class Subaccount Inception Date June 18, 2001	2016	$2.145750	$2.191854	406,413.812
	2015	$2.021286	$2.145750	436,965.512
	2014	$1.831104	$2.021286	619,524.165
	2013	$1.391316	$1.831104	679,905.522
	2012	$1.237449	$1.391316	760,998.530
	2011	$1.293771	$1.237449	1,378,235.317
	2010	$1.105313	$1.293771	1,402,839.584
	2009	$0.861097	$1.105313	1,656,571.830
	2008	$1.605203	$0.861097	1,853,266.977
	2007	$1.389423	$1.605203	2,170,738.483

		0.65%
Subaccount	Year	Beginning AUV	Ending AUV	# Units
Vanguard - Equity Index Subaccount Inception Date May 1, 2002	2016	$2.244366	$2.493281	368,110.754
	2015	$2.230711	$2.244366	379,566.946
	2014	$1.978052	$2.230711	534,304.401
	2013	$1.506201	$1.978052	559,773.473
	2012	$1.308529	$1.506201	591,928.013
	2011	$1.292033	$1.308529	677,257.474
	2010	$1.131654	$1.292033	823,362.337
	2009	$0.900797	$1.131654	851,407.662
	2008	$1.437694	$0.900797	1,147,458.135
	2007	$1.373192	$1.437694	1,141,591.533
Vanguard – International Subaccount Inception Date May 1, 2007	2016	$1.114852	$1.128452	63,112.908
	2015	$1.130787	$1.114852	44,461.552
	2014	$1.211486	$1.130787	54,894.229
	2013	$0.989295	$1.211486	51,675.484
	2012	$0.828842	$0.989295	43,921.156
	2011	$0.964834	$0.828842	210,131.428
	2010	$0.839168	$0.964834	203,905.580
	2009	$0.591535	$0.839168	195,890.327
	2008	$1.080912	$0.591535	111,859.625
	2007	$1.000000	$1.080912	0.000
Vanguard - Mid-Cap Index Subaccount Inception Date May 1, 2002	2016	$2.854247	$3.151040	115,504.398
	2015	$2.914621	$2.854247	46,745.608
	2014	$2.582503	$2.914621	52,592.509
	2013	$1.926416	$2.582503	56,483.401
	2012	$1.674201	$1.926416	57,273.569
	2011	$1.720098	$1.674201	62,020.552
	2010	$1.380944	$1.720098	88,568.493
	2009	$0.990167	$1.380944	98,781.883
	2008	$1.712888	$0.990167	94,739.209
	2007	$1.624344	$1.712888	231,954.469
Vanguard - REIT Index Subaccount Inception Date May 1, 2002	2016	$3.466987	$3.732502	96,766.632
	2015	$3.413608	$3.466987	125,404.153
	2014	$2.640693	$3.413608	238,104.275
	2013	$2.597295	$2.640693	267,383.321
	2012	$2.225664	$2.597295	265,580.623
	2011	$2.065794	$2.225664	263,254.836
	2010	$1.621212	$2.065794	284,623.925
	2009	$1.263518	$1.621212	300,120.856
	2008	$2.026627	$1.263518	320,605.392
	2007	$2.445905	$2.026627	238,811.900
Vanguard - Short-Term Investment-Grade Subaccount Inception Date May 1, 2002	2016	$1.480363	$1.510770	1,302,917.459
	2015	$1.473385	$1.480363	1,255,253.282
	2014	$1.457339	$1.473385	1,527,000.465
	2013	$1.451222	$1.457339	1,560,178.627
	2012	$1.398904	$1.451222	1,276,722.604
	2011	$1.380145	$1.398904	1,097,306.392
	2010	$1.320221	$1.380145	508,309.401
	2009	$1.167051	$1.320221	542,800.426
	2008	$1.216702	$1.167051	253,165.517
	2007	$1.155054	$1.216702	602,341.023

		0.65%
Subaccount	Year	Beginning AUV	Ending AUV	# Units
Vanguard - Total Bond Market Index Subaccount Inception Date May 1, 2002	2016	$1.668427	$1.698645	149,110.352
	2015	$1.673679	$1.668427	167,564.942
	2014	$1.590828	$1.673679	275,674.797
	2013	$1.638680	$1.590828	252,668.466
	2012	$1.585578	$1.638680	248,743.565
	2011	$1.482418	$1.585578	227,992.628
	2010	$1.400983	$1.482418	147,514.720
	2009	$1.331021	$1.400983	169,928.443
	2008	$1.273128	$1.331021	203,276.302
	2007	$1.197784	$1.273128	479,035.302
Wanger International Subaccount Inception Date September 18, 1995	2016	$74.761839	$73.234442	5,404.334
	2015	$75.175353	$74.761839	7,635.803
	2014	$79.149573	$75.175353	9,089.357
	2013	$65.102210	$79.149573	9,345.267
	2012	$53.903913	$65.102210	12,875.298
	2011	$63.544865	$53.903913	14,193.646
	2010	$51.199411	$63.544865	16,776.413
	2009	$34.404821	$51.199411	21,560.004
	2008	$63.658274	$34.404821	24,635.963
	2007	$55.088165	$63.658274	32,993.774
Wanger USA Subaccount Inception Date September 20, 1995	2016	$68.174478	$77.007034	15,094.605
	2015	$69.038315	$68.174478	16,292.007
	2014	$66.314153	$69.038315	19,639.715
	2013	$49.901662	$66.314153	21,344.755
	2012	$41.850812	$49.901662	26,850.733
	2011	$43.646843	$41.850812	32,670.665
	2010	$35.613826	$43.646843	35,115.682
	2009	$25.202687	$35.613826	39,077.407
	2008	$42.057961	$25.202687	51,464.033
	2007	$40.168299	$42.057961	64,053.591

		0.75%
Subaccount	Year	Beginning AUV	Ending AUV	# Units
AB Global Thematic Growth Portfolio - Class B Subaccount Inception Date June 18, 2001	2016	$1.071186	$1.053926	0.000
	2015	$1.051380	$1.071186	0.000
	2014	$1.010688	$1.051380	0.000
	2013	$0.828350	$1.010688	0.000
	2012	$0.737011	$0.828350	0.000
	2011	$0.969481	$0.737011	0.000
	2010	$0.823692	$0.969481	0.000
	2009	$0.541901	$0.823692	0.000
	2008	$1.039271	$0.541901	0.000
	2007	$0.873362	$1.039271	0.000
AB Growth Portfolio - Class B Subaccount Inception Date June 18, 2001	2016	$1.874275	$1.876196	12,451.748
	2015	$1.735299	$1.874275	13,012.739
	2014	$1.547674	$1.735299	13,592.496
	2013	$1.166023	$1.547674	14,482.571
	2012	$1.034356	$1.166023	15,042.692
	2011	$1.032093	$1.034356	15,682.778
	2010	$0.905811	$1.032093	16,310.705
	2009	$0.686852	$0.905811	16,946.922
	2008	$1.205553	$0.686852	68,262.039
	2007	$1.078118	$1.205553	77,474.204
AB Large Cap Growth Portfolio - Class B Subaccount Inception Date June 18, 2001	2016	$1.777933	$1.806280	0.000
	2015	$1.615867	$1.777933	0.000
	2014	$1.430067	$1.615867	0.000
	2013	$1.051681	$1.430067	0.000
	2012	$0.907958	$1.051681	0.000
	2011	$0.950421	$0.907958	0.000
	2010	$0.871834	$0.950421	0.000
	2009	$0.640654	$0.871834	0.000
	2008	$1.072589	$0.640654	0.000
	2007	$0.951182	$1.072589	0.000
Columbia Variable Portfolio – Mid Cap Growth Fund - Class 2 Shares Subaccount Inception Date April 26, 2013	2016	$1.337064	$1.354032	3,784.857
	2015	$1.278505	$1.337064	4,505.282
	2014	$1.202227	$1.278505	4,911.869
	2013	$1.000000	$1.202227	5,496.554
Columbia Variable Portfolio - Seligman Global Technology Fund - Class 2 Shares Subaccount Inception Date June 18, 2001	2016	$2.225147	$2.628568	3,084.243
	2015	$2.041467	$2.225147	3,587.933
	2014	$1.643870	$2.041467	3,892.452
	2013	$1.319885	$1.643870	4,340.181
	2012	$1.242491	$1.319885	4,840.531
	2011	$1.332536	$1.242491	5,375.349
	2010	$1.166602	$1.332536	5,687.200
	2009	$0.724925	$1.166602	13,022.167
	2008	$1.225154	$0.724925	13,228.350
	2007	$1.070706	$1.225154	13,437.452
Columbia Variable Portfolio - Small Company Growth Fund - Class 1 Subaccount Inception Date March 31, 1997	2016	$1.943345	$2.174720	48,425.215
	2015	$1.885789	$1.943345	66,883.777
	2014	$1.992338	$1.885789	77,739.043
	2013	$1.428972	$1.992338	78,703.829
	2012	$1.285451	$1.428972	85,036.675
	2011	$1.371134	$1.285451	251,546.915
	2010	$1.076049	$1.371134	307,224.463
	2009	$0.862762	$1.076049	301,572.083
	2008	$1.468969	$0.862762	325,293.988
	2007	$1.304487	$1.468969	361,277.468

		0.75%
Subaccount	Year	Beginning AUV	Ending AUV	# Units
DFA - VA Global Bond Portfolio Subaccount Inception Date January 18, 1995	2016	$1.577136	$1.592438	2,250,335.613
	2015	$1.564732	$1.577136	2,625,888.636
	2014	$1.532283	$1.564732	2,757,802.473
	2013	$1.549213	$1.532283	3,186,048.775
	2012	$1.488599	$1.549213	3,154,096.437
	2011	$1.434995	$1.488599	3,590,906.087
	2010	$1.369980	$1.434995	3,106,354.429
	2009	$1.316861	$1.369980	3,295,688.125
	2008	$1.270151	$1.316861	3,395,004.580
	2007	$1.213998	$1.270151	4,528,191.634
DFA - VA International Small Portfolio Subaccount Inception Date October 6, 1995	2016	$3.444335	$3.631807	882,059.559
	2015	$3.279512	$3.444335	871,813.433
	2014	$3.506722	$3.279512	1,216,961.972
	2013	$2.780367	$3.506722	1,394,672.335
	2012	$2.345873	$2.780367	1,562,844.313
	2011	$2.774685	$2.345873	1,397,959.481
	2010	$2.239936	$2.774685	1,589,212.656
	2009	$1.613469	$2.239936	1,624,712.511
	2008	$2.845878	$1.613469	1,786,159.442
	2007	$2.689786	$2.845878	1,927,451.361
DFA - VA International Value Portfolio Subaccount Inception Date October 3, 1995	2016	$2.073560	$2.245609	1,559,016.119
	2015	$2.245415	$2.073560	1,657,061.535
	2014	$2.436708	$2.245415	1,858,633.163
	2013	$2.018047	$2.436708	1,949,072.208
	2012	$1.738037	$2.018047	2,508,296.540
	2011	$2.108457	$1.738037	2,547,262.923
	2010	$1.921919	$2.108457	2,375,000.785
	2009	$1.403761	$1.921919	2,676,175.771
	2008	$2.609832	$1.403761	2,991,639.307
	2007	$2.374239	$2.609832	2,950,016.520
DFA - VA Short-Term Fixed Portfolio Subaccount Inception Date October 9, 1995	2016	$1.198673	$1.199102	3,037,638.003
	2015	$1.204091	$1.198673	3,136,163.264
	2014	$1.211387	$1.204091	3,227,567.571
	2013	$1.217407	$1.211387	4,345,860.663
	2012	$1.216377	$1.217407	4,472,938.553
	2011	$1.220179	$1.216377	4,419,377.987
	2010	$1.215846	$1.220179	4,652,629.202
	2009	$1.202571	$1.215846	4,379,838.288
	2008	$1.165498	$1.202571	4,369,461.200
	2007	$1.118629	$1.165498	4,747,373.593
DFA - VA U.S. Large Value Portfolio Subaccount Inception Date January 18, 1995	2016	$2.235355	$2.637518	2,147,617.400
	2015	$2.331552	$2.235355	2,439,822.218
	2014	$2.153419	$2.331552	2,968,523.866
	2013	$1.540675	$2.153419	3,299,703.185
	2012	$1.272952	$1.540675	4,801,596.035
	2011	$1.327998	$1.272952	5,178,069.864
	2010	$1.109158	$1.327998	5,235,684.521
	2009	$0.860061	$1.109158	5,835,679.865
	2008	$1.441822	$0.860061	6,481,822.264
	2007	$1.496749	$1.441822	6,356,491.840
DFA - VA U.S. Targeted Value Portfolio Subaccount Inception Date October 6, 1995	2016	$3.185249	$4.030730	1,203,064.776
	2015	$3.386220	$3.185249	1,400,783.403
	2014	$3.289685	$3.386220	1,589,866.891
	2013	$2.291678	$3.289685	1,692,607.708
	2012	$1.922285	$2.291678	1,962,558.940
	2011	$2.028926	$1.922285	2,257,766.540
	2010	$1.583751	$2.028926	2,327,998.704
	2009	$1.260192	$1.583751	2,625,017.932
	2008	$2.013419	$1.260192	2,732,911.590
	2007	$2.357726	$2.013419	3,077,617.135

		0.75%
Subaccount	Year	Beginning AUV	Ending AUV	# Units
Dreyfus - VIF Appreciation - Service Class Subaccount Inception Date June 18, 2001	2016	$1.761548	$1.881949	2,300.949
	2015	$1.824265	$1.761548	2,438.667
	2014	$1.704535	$1.824265	3,660.645
	2013	$1.421322	$1.704535	3,875.656
	2012	$1.300220	$1.421322	4,018.646
	2011	$1.204668	$1.300220	4,144.844
	2010	$1.054985	$1.204668	4,163.068
	2009	$0.869594	$1.054985	4,183.137
	2008	$1.246671	$0.869594	18,248.060
	2007	$1.175527	$1.246671	18,287.824
The Dreyfus Sustainable U.S. Equity Portfolio, Inc. - Service Class (1) Subaccount Inception Date June 18, 2001	2016	$1.536903	$1.679199	0.000
	2015	$1.603180	$1.536903	0.000
	2014	$1.427712	$1.603180	0.000
	2013	$1.073479	$1.427712	0.000
	2012	$0.968292	$1.073479	0.000
	2011	$0.969229	$0.968292	0.000
	2010	$0.852501	$0.969229	0.000
	2009	$0.643655	$0.852501	0.000
	2008	$0.991328	$0.643655	1,196.458
	2007	$0.929166	$0.991328	6,730.009
Federated Fund for U.S. Government Securities II Subaccount Inception Date June 28, 1995	2016	$1.571695	$1.585084	956,278.238
	2015	$1.575318	$1.571695	369,090.529
	2014	$1.517021	$1.575318	392,566.953
	2013	$1.560402	$1.517021	440,717.165
	2012	$1.526738	$1.560402	674,805.581
	2011	$1.454141	$1.526738	1,816,806.827
	2010	$1.393069	$1.454141	689,665.864
	2009	$1.334027	$1.393069	624,971.192
	2008	$1.288914	$1.334027	850,216.599
	2007	$1.221828	$1.288914	1,123,912.431
Federated Government Money Fund II Subaccount Inception Date December 7, 1994	2016	$1.085643	$1.077610	1,404,456.282
	2015	$1.093718	$1.085643	2,516,168.478
	2014	$1.101888	$1.093718	1,978,474.672
	2013	$1.110226	$1.101888	2,036,697.398
	2012	$1.118632	$1.110226	2,574,668.768
	2011	$1.127004	$1.118632	5,012,876.102
	2010	$1.135419	$1.127004	2,942,161.144
	2009	$1.138773	$1.135419	3,112,229.480
	2008	$1.118890	$1.138773	6,486,557.249
	2007	$1.076133	$1.118890	6,128,874.701
Federated High Income Bond Fund II – Primary Shares Subaccount Inception Date September 18, 1995	2016	$2.408044	$2.744356	261,745.973
	2015	$2.490162	$2.408044	301,228.938
	2014	$2.443080	$2.490162	318,142.738
	2013	$2.300638	$2.443080	293,533.468
	2012	$2.020960	$2.300638l	277,922.756
	2011	$1.936049	$2.020960	340,403.477
	2010	$1.700132	$1.936049	320,259.297
	2009	$1.120629	$1.700132	508,416.917
	2008	$1.525617	$1.120629	446,059.149
	2007	$1.486169	$1.525617	823,772.059
Federated Managed Tail Risk Fund II – Primary Shares Subaccount Inception Date March 11, 2010	2016	$1.177201	$1.119415	62,050.334
	2015	$1.265637	$1.177201	36,632.731
	2014	$1.287589	$1.265637	37,243.468
	2013	$1.113969	$1.287589	54,934.958
	2012	$1.018725	$1.113969	55,220.831
	2011	$1.083721	$1.018725	60,795.931
	2010	$0.000000	$1.083721	59,596.519

		0.75%
Subaccount	Year	Beginning AUV	Ending AUV	# Units
Federated Managed Volatility Fund II Subaccount Inception Date July 20, 1995	2016	$1.685280	$1.801402	53,031.789
	2015	$1.836718	$1.685280	120,753.631
	2014	$1.780853	$1.836718	250,691.564
	2013	$1.473773	$1.780853	147,552.415
	2012	$1.307694	$1.473773	132,260.395
	2011	$1.257457	$1.307694	135,394.802
	2010	$1.130295	$1.257457	316,149.172
	2009	$0.887741	$1.130295	191,417.196
	2008	$1.123355	$0.887741	171,273.523
	2007	$1.087909	$1.123355	352,386.189
Fidelity VIP Mid Cap Portfolio - Initial Class Subaccount Inception Date May 1, 2004	2016	$2.778801	$3.095604	57,768.448
	2015	$2.839092	$2.778801	70,594.158
	2014	$2.691209	$2.839092	62,498.749
	2013	$1.990295	$2.691209	90,469.198
	2012	$1.746298	$1.990295	100,494.078
	2011	$1.968276	$1.746298	109,704.375
	2010	$1.539202	$1.968276	373,272.862
	2009	$1.106984	$1.539202	158,036.827
	2008	$1.841767	$1.106984	201,477.156
	2007	$1.604856	$1.841767	318,481.093
Fidelity VIP Value Strategies Portfolio - Initial Class Subaccount Inception Date May 1, 2004	2016	$2.000768	$2.177014	17,322.781
	2015	$2.077850	$2.000768	62,226.129
	2014	$1.960231	$2.077850	58,460.767
	2013	$1.513439	$1.960231	65,375.934
	2012	$1.198007	$1.513439	58,653.445
	2011	$1.323542	$1.198007	73,768.654
	2010	$1.052999	$1.323542	236,368.188
	2009	$0.673217	$1.052999	602,849.887
	2008	$1.388839	$0.673217	21,992.931
	2007	$1.323523	$1.388839	137,327.067
NVIT Emerging Markets Fund – Class D Subaccount Inception Date August 4, 2016	2016	$10.070862	$9.834756	9,386.025
TA Asset Allocation - Conservative - Initial Class Subaccount Inception Date May 1, 2002	2016	$1.754430	$1.821908	145,458.416
	2015	$1.802855	$1.754430	146,518.925
	2014	$1.777465	$1.802855	223,996.831
	2013	$1.637441	$1.777465	260,060.654
	2012	$1.535241	$1.637441	163,027.418
	2011	$1.506722	$1.535241	174,588.914
	2010	$1.393560	$1.506722	422,096.808
	2009	$1.121188	$1.393560	1,385,763.475
	2008	$1.433189	$1.121188	525,046.818
	2007	$1.357347	$1.433189	822,690.587
TA Asset Allocation - Growth - Initial Class Subaccount Inception Date May 1, 2002	2016	$1.878717	$1.978080	130,855.961
	2015	$1.930068	$1.878717	155,635.329
	2014	$1.892871	$1.930068	218,762.920
	2013	$1.503869	$1.892871	46,933.617
	2012	$1.345684	$1.503869	50,740.022
	2011	$1.433403	$1.345684	54,189.135
	2010	$1.256320	$1.433403	44,345.047
	2009	$0.975014	$1.256320	83,005.760
	2008	$1.627352	$0.975014	154,980.656
	2007	$1.521618	$1.627352	100,775.107
TA Asset Allocation - Moderate - Initial Class Subaccount Inception Date May 1, 2002	2016	$1.845743	$1.933984	171,615.003
	2015	$1.901947	$1.845743	175,344.660
	2014	$1.864622	$1.901947	259,648.152
	2013	$1.655157	$1.864622	180,023.926
	2012	$1.523852	$1.655157	98,464.164
	2011	$1.526312	$1.523852	141,432.901
	2010	$1.393209	$1.526312	219,607.778
	2009	$1.110473	$1.393209	241,365.842
	2008	$1.511226	$1.110473	261,085.936
	2007	$1.410426	$1.511226	606,955.242

		0.75%
Subaccount	Year	Beginning AUV	Ending AUV	# Units
TA Asset Allocation Moderate Growth - Initial Class -Subaccount Inception Date May 1, 2002	2016	$1.879554	$1.987728	47,416.148
	2015	$1.936898	$1.879554	47,559.307
	2014	$1.902502	$1.936898	123,802.790
	2013	$1.605574	$1.902502	333,701.974
	2012	$1.462039	$1.605574	124,754.037
	2011	$1.503233	$1.462039	124,001.514
	2010	$1.343509	$1.503233	124,104.906
	2009	$1.056183	$1.343509	136,513.522
	2008	$1.582672	$1.056183	154,933.380
	2007	$1.479067	$1.582672	175,955.918
TA Barrow Hanley Dividend Focused - Initial Class Subaccount Inception Date November 19, 2009	2016	$1.712501	$1.953293	140,735.252
	2015	$1.789678	$1.712501	96,105.654
	2014	$1.607474	$1.789678	263,222.402
	2013	$1.243464	$1.607474	179,885.381
	2012	$1.121374	$1.243464	140,872.807
	2011	$1.099686	$1.121374	103,957.012
	2010	$1.003146	$1.099686	94,612.136
	2009	$0.984669	$1.003146	164,254.049
TA Clarion Global Real Estate Securities - Initial Class Subaccount Inception Date May 3, 1999	2016	$3.229287	$3.225332	59,591.664
	2015	$3.273200	$3.229287	80,543.100
	2014	$2.903868	$3.273200	156,635.803
	2013	$2.815938	$2.903868	126,608.804
	2012	$2.265158	$2.815938	115,863.575
	2011	$2.420996	$2.265158	127,107.107
	2010	$2.108768	$2.420996	153,659.540
	2009	$1.592434	$2.108768	205,991.121
	2008	$2.784456	$1.592434	213,980.280
	2007	$3.007087	$2.784456	303,956.885
TA Janus Mid-Cap Growth - Initial Class Subaccount Inception Date June 18, 2001	2016	$1.625017	$1.579995	28,498.255
	2015	$1.723952	$1.625017	45,259.225
	2014	$1.736620	$1.723952	51,474.921
	2013	$1.257457	$1.736620	163,420.560
	2012	$1.161461	$1.257457	189,881.168
	2011	$1.254313	$1.161461	112,532.154
	2010	$0.943775	$1.254313	346,764.687
	2009	$0.592214	$0.943775	464,706.225
	2008	$1.110891	$0.592214	20,254.345
	2007	$0.913439	$1.110891	152,129.663
TA JP Morgan Enhanced Index - Initial Class Subaccount Inception Date October 13, 1997	2016	$1.895392	$2.094868	262,283.614
	2015	$1.911018	$1.895392	387,209.346
	2014	$1.686162	$1.911018	388,331.717
	2013	$1.281948	$1.686162	254,553.428
	2012	$1.110107	$1.281948	97,919.247
	2011	$1.110207	$1.110107	104,535.631
	2010	$0.971153	$1.110207	145,796.124
	2009	$0.755010	$0.971153	221,208.333
	2008	$1.214189	$0.755010	376,754.552
	2007	$1.170247	$1.214189	450,354.749
TA MFS International Equity - Initial Class Subaccount Inception Date May 1, 2002	2016	$1.829343	$1.817184	41,579.486
	2015	$1.841647	$1.829343	49,356.133
	2014	$1.956698	$1.841647	101,142.627
	2013	$1.669358	$1.956698	95,248.560
	2012	$1.376877	$1.669358	83,390.034
	2011	$1.542291	$1.376877	74,029.067
	2010	$1.406257	$1.542291	125,060.116
	2009	$1.067815	$1.406257	164,495.478
	2008	$1.662599	$1.067815	86,310.915
	2007	$1.534669	$1.662599	264,161.705

		0.75%
Subaccount	Year	Beginning AUV	Ending AUV	# Units
TA Managed Risk – Balanced ETF – Initial Class Subaccount Inception Date May 1, 2008	2016	$1.289864	$1.330726	9,365.647
	2015	$1.319296	$1.289864	9,365.647
	2014	$1.268178	$1.319296	34,355.745
	2013	$1.143222	$1.268178	0.000
	2012	$1.059919	$1.143222	0.000
	2011	$1.051370	$1.059919	0.000
	2010	$0.953656	$1.051370	0.000
	2009	$0.823868	$0.953656	0.000
	2008	$1.000000	$0.823868	0.000
TA Managed Risk – Growth ETF – Initial Class Subaccount Inception Date May 1, 2008	2016	$1.286024	$1.339918	26,716.788
	2015	$1.338090	$1.286024	26,901.109
	2014	$1.294159	$1.338090	85,362.635
	2013	$1.094879	$1.294159	305,686.835
	2012	$0.986784	$1.094879	109,294.179
	2011	$1.002759	$0.986784	0.000
	2010	$0.892871	$1.002759	0.000
	2009	$0.727352	$0.892871	0.000
	2008	$1.000000	$0.727352	0.000
TA Morgan Stanley Capital Growth - Initial Class Subaccount Inception Date June 18, 2001	2016	$2.408748	$2.336748	2,339.743
	2015	$2.170913	$2.408748	2,479.782
	2014	$2.063317	$2.170913	3,722.364
	2013	$1.402219	$2.063317	3,941.001
	2012	$1.222684	$1.402219	15,148.617
	2011	$1.307783	$1.222684	15,317.176
	2010	$1.033909	$1.307783	15,377.266
	2009	$0.814366	$1.033909	24,405.281
	2008	$1.289378	$0.814366	24,467.096
	2007	$1.285789	$1.289378	24,533.100
TA Multi-Managed Balanced – Initial Class Subaccount Inception Date April 29, 2010	2016	$1.679633	$1.798445	54,259.859
	2015	$1.688608	$1.679633	124,774.470
	2014	$1.535309	$1.688608	125,657.304
	2013	$1.309842	$1.535309	48,805.939
	2012	$1.172367	$1.309842	61,908.741
	2011	$1.135313	$1.172367	59,304.010
	2010	$1.000000	$1.135313	64,822.465
TA PIMCO Total Return – Initial Class Subaccount Inception Date May 1, 2002	2016	$1.733301	$1.767085	1,590,549.064
	2015	$1.734331	$1.733301	1,634,719.714
	2014	$1.669318	$1.734331	1,839,247.657
	2013	$1.725779	$1.669318	1,861,174.914
	2012	$1.616724	$1.725779	2,344,695.201
	2011	$1.532735	$1.616724	2,242,491.098
	2010	$1.440582	$1.532735	2,972,647.552
	2009	$1.250812	$1.440582	3,300,558.231
	2008	$1.296409	$1.250812	2,461,946.651
	2007	$1.198895	$1.296409	2,136,858.946
TA Small/Mid Cap Value - Initial Class Subaccount Inception Date October 13, 1997	2016	$3.641154	$4.377622	63,709.711
	2015	$3.763003	$3.641154	60,934.698
	2014	$3.602955	$3.763003	71,682.146
	2013	$2.662879	$3.602955	161,612.008
	2012	$2.305216	$2.662879	184,101.978
	2011	$2.385877	$2.305216	107,088.427
	2010	$1.843184	$2.385877	107,073.343
	2009	$1.296675	$1.843184	196,535.472
	2008	$2.209283	$1.296675	67,795.772
	2007	$1.784469	$2.209283	6,767.293

		0.75%
Subaccount	Year	Beginning AUV	Ending AUV	# Units
TA T. Rowe Price Small Cap – Initial Class Subaccount Inception Date May 1, 2006	2016	$2.148035	$2.371318	185,369.844
	2015	$2.112730	$2.148035	490,606.034
	2014	$1.997727	$2.112730	953,977.129
	2013	$1.397032	$1.997727	1,244,453.153
	2012	$1.216649	$1.397032	537,162.437
	2011	$1.205352	$1.216649	264,662.153
	2010	$0.903397	$1.205352	457,877.760
	2009	$0.656205	$0.903397	352,166.472
	2008	$1.037117	$0.656205	100,967.961
	2007	$0.953327	$1.037117	34,944.244
TA TS&W International Equity - Initial Class Subaccount Inception Date October 13, 1997	2016	$1.722584	$1.728207	11,585.876
	2015	$1.712950	$1.722584	10,340.598
	2014	$1.820166	$1.712950	5,014.735
	2013	$1.474810	$1.820166	5,067.594
	2012	$1.272734	$1.474810	19,935.794
	2011	$1.496114	$1.272734	38,906.356
	2010	$1.389521	$1.496114	112,197.913
	2009	$1.112090	$1.389521	131,136.113
	2008	$1.831795	$1.112090	153,771.834
	2007	$1.596493	$1.831795	218,674.036
TA WMC US Growth - Initial Class Subaccount Inception Date June 18, 2001	2016	$2.114996	$2.158291	86,748.261
	2015	$1.994299	$2.114996	112,688.424
	2014	$1.808460	$1.994299	180,960.824
	2013	$1.375473	$1.808460	224,243.159
	2012	$1.224577	$1.375473	326,944.333
	2011	$1.281584	$1.224577	375,832.273
	2010	$1.095985	$1.281584	765,355.619
	2009	$0.854679	$1.095985	748,354.731
	2008	$1.594824	$0.854679	697,418.419
	2007	$1.381826	$1.594824	751,404.778
Vanguard - Equity Index Subaccount Inception Date May 1, 2002	2016	$2.214053	$2.457176	1,447,797.074
	2015	$2.202751	$2.214053	1,599,070.647
	2014	$1.955195	$2.202751	1,715,055.436
	2013	$1.490280	$1.955195	2,453,476.199
	2012	$1.295991	$1.490280	2,755,534.355
	2011	$1.280928	$1.295991	3,128,013.907
	2010	$1.123044	$1.280928	3,033,342.161
	2009	$0.894835	$1.123044	3,185,467.046
	2008	$1.429603	$0.894835	2,987,736.500
	2007	$1.366826	$1.429603	2,720,577.094
Vanguard International Subaccount Inception Date May 1, 2007	2016	$1.105289	$1.117657	1,364,381.450
	2015	$1.122196	$1.105289	976,582.699
	2014	$1.203491	$1.122196	986,377.876
	2013	$0.983734	$1.203491	1,105,772.123
	2012	$0.825014	$0.983734	1,147,030.176
	2011	$0.961321	$0.825014	722,212.653
	2010	$0.836939	$0.961321	533,208.072
	2009	$0.590557	$0.836939	571,325.397
	2008	$1.080202	$0.590557	468,647.692
	2007	$1.000000	$1.080202	0.000
Vanguard - Mid-Cap Index Subaccount Inception Date May 1, 2002	2016	$2.815673	$3.105373	660,004.708
	2015	$2.878096	$2.815673	956,790.736
	2014	$2.552680	$2.878096	943,857.679
	2013	$1.906061	$2.552680	1,027,928.628
	2012	$1.658178	$1.906061	1,056,561.385
	2011	$1.705325	$1.658178	1,124,655.800
	2010	$1.370434	$1.705325	1,228,652.415
	2009	$0.983603	$1.370434	1,257,052.983
	2008	$1.703236	$0.983603	1,288,940.040
	2007	$1.616796	$1.703236	1,505,146.241

		0.75%
Subaccount	Year	Beginning AUV	Ending AUV	# Units
Vanguard - REIT Index Subaccount Inception Date May 1, 2002	2016	$3.420260	$3.678554	387,294.840
	2015	$3.370951	$3.420260	397,845.257
	2014	$2.610284	$3.370951	587,041.537
	2013	$2.569938	$2.610284	619,107.722
	2012	$2.204421	$2.569938	721,929.505
	2011	$2.048103	$2.204421	692,069.931
	2010	$1.608907	$2.048103	913,852.376
	2009	$1.255178	$1.608907	806,140.152
	2008	$2.015271	$1.255178	842,300.172
	2007	$2.434636	$2.015271	542,455.051
Vanguard - Short-Term Investment-Grade Subaccount Inception Date May 1, 2002	2016	$1.460392	$1.488905	2,609,476.417
	2015	$1.454979	$1.460392	2,540,328.936
	2014	$1.440592	$1.454979	2,317,270.682
	2013	$1.435940	$1.440592	2,143,325.792
	2012	$1.385561	$1.435940	2,627,656.100
	2011	$1.368293	$1.385561	2,789,049.764
	2010	$1.310158	$1.368293	2,624,337.415
	2009	$1.159317	$1.310158	2,174,669.489
	2008	$1.209831	$1.159317	1,624,972.547
	2007	$1.149679	$1.209831	1,839,908.393
Vanguard - Total Bond Market Index Subaccount Inception Date May 1, 2002	2016	$1.645892	$1.674038	2,737,763.403
	2015	$1.652721	$1.645892	2,174,063.006
	2014	$1.572469	$1.652721	1,751,595.984
	2013	$1.621380	$1.572469	2,160,720.569
	2012	$1.570406	$1.621380	2,249,109.293
	2011	$1.469683	$1.570406	2,185,060.282
	2010	$1.390332	$1.469683	2,272,009.119
	2009	$1.322209	$1.390332	1,620,590.868
	2008	$1.265951	$1.322209	1,441,962.202
	2007	$1.192224	$1.265951	1,710,133.553
Wanger International Subaccount Inception Date September 18, 1995	2016	$3.075452	$3.009634	105,122.712
	2015	$3.095536	$3.075452	106,551.444
	2014	$3.262426	$3.095536	160,020.136
	2013	$2.686083	$3.262426	232,764.214
	2012	$2.226261	$2.686083	217,048.284
	2011	$2.627043	$2.226261	185,412.450
	2010	$2.118764	$2.627043	406,045.205
	2009	$1.425175	$2.118764	242,219.984
	2008	$2.639595	$1.425175	260,112.179
	2007	$2.286518	$2.639595	345,045.751
Wanger USA Subaccount Inception Date September 20, 1995	2016	$2.777093	$3.133776	143,441.777
	2015	$2.815081	$2.777093	157,913.609
	2014	$2.706684	$2.815081	235,040.292
	2013	$2.038812	$2.706684	265,880.798
	2012	$1.711579	$2.038812	297,079.309
	2011	$1.786799	$1.711579	421,916.009
	2010	$1.459396	$1.786799	477,511.737
	2009	$1.033793	$1.459396	643,088.987
	2008	$1.726906	$1.033793	693,532.203
	2007	$1.650964	$1.726906	1,043,658.627

(1)	Effective on or about May1, 2017, The Dreyfus Socially Responsible Growth Fund, Inc. will be renamed the Dreyfus Sustainable U.S. Equity Portfolio, Inc.

APPENDIX C: POLICY FORM NUMBER NA103

If you are a Policy Owner of Policy Form Number NA103, below is a description of the significant features of your Policy and the available investment choices that may be different than those described in the Prospectus. (The Policy Form Number appears on the bottom left-hand corner of your Policy.) Please see your actual Policy and any attachments for determining your specific coverage.

The Nursing Care and Terminal Condition Option, Unemployment Waiver Option, and the Guaranteed Minimum Death Benefit Options are currently not available to Policy Owners of Policy Form Number NA103.

Annuity Payment Options

The income you take from the policy during the Income Phase can take several different forms, depending on your particular needs. Except for the Designated Period Annuity Option listed below, the Annuity Payment Options listed below are available on either a variable basis or a fixed basis.

If available on a variable basis, the Annuity Payment Options provide payments that, after the initial payment, will go up or down depending on the investment performance of the Portfolios you choose.

If available on a fixed basis, the Annuity Payment Options provide payments in an amount that does not change. If you choose a fixed Annuity Payment Option, TPLIC will move your investment out of the Portfolios and into the general account of TPLIC.

●	Life Annuity—Monthly Annuity Payments are paid for the life of an Annuitant, ending with the last payment before the Annuitant dies.

●	Joint and Last Survivor Annuity—Monthly Annuity Payments are paid for as long as at least one of two named Annuitants is living, ending with the last payment before the surviving Annuitant dies.

●	Life Annuity With Period Certain—Monthly Annuity Payments are paid for as long as the Annuitant lives, with payments guaranteed to be made for a period of at least 10 years, 15 years, or 20 years, as elected. If the Annuitant dies before the period certain ends, TPLIC will make any remaining payments to the Beneficiary.

●	Installment or Unit Refund Life Annuity—Available as either a fixed (Installment Refund) or variable (Unit Refund) Annuity Payment Option. Monthly Annuity Payments are paid for the life of an Annuitant, with a period certain determined by dividing the Accumulated Value by the first Annuity Payment. If the Annuitant dies before the period certain ends, TPLIC will make any remaining payments to the Beneficiary.

●	Designated Period Annuity—Available only on a fixed basis. Monthly Annuity Payments are paid for a specified period, which may be from 10 to 30 years.

Mortality and Expense Risk Charge

TPLIC charges a fee as compensation for bearing certain mortality and expense risks under the Policy. The annual charge is assessed daily based on the net assets of the Separate Account. The annual Mortality and Expense Risk Charge is 0.50% of the net asset value of the Separate Account.

We guarantee that this annual charge will not increase. If the charge is more than sufficient to cover actual costs or assumed risks, any excess will be added to TPLIC’s surplus. If the charges collected under the Policy are not enough to cover actual costs or assumed risks, then TPLIC will bear the loss. We expect to profit from this charge. We may use any profits for any proper purpose, including distribution expenses.

Fee Table

The following table describes the fees and expenses that you will pay when buying, owning and surrendering the policy. The first table describes the fees and expenses that you will pay at the time you buy the policy, surrender the policy, or transfer Cash Value between investment choices. State premium taxes may also be deducted.

Policy Owner Transaction Expenses
Sales Load Imposed on Purchases	None
Contingent Deferred Sales Load (surrender charge)	None
Transfer Fees(1)	$15
Special Service Fee	$0 - $25

(1)	TPLIC does not currently charge a fee for transfers among the Subaccounts, although it reserves the right to charge a $15 fee for each transfer in excess of 12 per policy year.

The next table describes the fees and expenses that you will pay periodically during the time that you own the policy, not including Portfolio fees and expenses.

Annual Policy Service Charge	$0 - $30

Separate Account Annual Expenses (as a percentage of assets in the Separate Account)
Base Separate Account Expenses:
Mortality and Expense Risk Fee	0.50%
Administrative Charge	0.15%
Total Base Separate Account Annual Expenses	0.65%

The next item shows the lowest and highest total operating expenses charged by the Portfolios for the year ended December 31, 2016. Expenses may be higher or lower in future years. More detail concerning each Portfolio’s fees and expenses is contained in the prospectus for each Portfolio.

Portfolio Annual Expenses(1)	Lowest	Highest

Expenses that are deducted from portfolio assets, including management fees, distribution and/or service 12b-1 fees, and other expenses.	0.24%	1.72%

(1)	The fee table information relating to the Portfolios was provided to TPLIC by the underlying funds, their investment advisors or managers, and TPLIC has not independently verified such information. Actual future expenses of the underlying funds may be greater or less than those shown in the Table. “Gross” expense figures do not reflect any fee waivers or expense reimbursements. Actual expenses may have been lower than those shown in the Table.

EXAMPLE TABLE

The following example illustrates the highest fees and expenses of any of the Portfolios for the year ended December 31, 2016, and the highest combination of Separate Account expenses that you would incur on a $10,000 Purchase Payment over various periods, assuming (1) a 5% annual rate of return and (2) full surrender at the end of each period. As noted in the Fee Table, the policy imposes no surrender or withdrawal charges of any kind. Your expenses are identical whether you continue the policy or withdraw the entire value of your policy at the end of the applicable period as a lump sum or under one of the policy’s Annuity Payment Options.

1 Year	3 Years	5 Years	10 Years
$240	$741	$1267	$2710

You should not consider this example to be a representation of past or future expenses or performance. Actual expenses may be higher or lower than those shown. In addition, your rate of return may be more or less than the 5% assumed in the example.

For information concerning compensation paid for sale of the Policies, see “Distribution of the Policies.”

Minimum Balance Requirements

The minimum required balance in any Portfolio is $250, except where Purchase Payments are made by monthly payroll deduction. The minimum required balance in any General Account Guaranteed Option, except the Dollar Cost Averaging Fixed Account Option, is $1,000. If an exchange or withdrawal would reduce the balance in a Portfolio to less than $250 (or $1,000 in the case of a General Account Guaranteed Option other than the Dollar Cost Averaging Fixed Account Option), TPLIC will transfer the remaining balance to the remaining Portfolios under the policy on a pro rata basis. If the entire value of the policy falls below $1,000, and if you have not made a Purchase Payment within three years, TPLIC may notify you that the Accumulated Value of your policy is below the minimum balance requirement. In that case, you will be given 60 days to make an Additional Purchase Payment before your policy is liquidated. TPLIC would then promptly pay proceeds to the policy Owner. The proceeds would be taxed as a withdrawal from the policy. Full withdrawal will result in an automatic termination of the policy. We will not exercise this right to cancel your policy if it is a Qualified policy.

DEATH BENEFIT

In General

If the Annuitant dies during the Accumulation Phase, the Beneficiary will receive the Death Benefit. The Death Benefit is the greater of the then-current Accumulated Value of the policy (plus any positive Market Value Adjustment applicable under any Guaranteed Period Option) or the Adjusted Death Benefit. During the first six policy Years, the Adjusted Death Benefit is the sum of all Net Purchase Payments minus any partial withdrawals. During each following six-year period, the Adjusted Death Benefit is the Death Benefit on the last day of the previous six-year period plus any Net Purchase Payments made during that six-year period minus any partial withdrawals taken during that six-year period. After the Annuitant reaches age 75, the Adjusted Death Benefit remains equal to the Death Benefit on the last day of the six-year period before the Annuitant reaches age 75 plus any Net Purchase Payments subsequently made minus any partial withdrawals subsequently taken. The Beneficiary may elect to receive these amounts as a lump sum or as Annuity Payments.

Federal tax law requires that if a policy owner is a natural person and dies before the Annuity Date, then the entire value of the policy must be distributed within five years of the date of death of the policy Owner. If the policy owner is not a natural person, the death of the primary Annuitant triggers the same distribution requirement. Special rules may apply to a surviving spouse.

Death of the Annuitant During the Accumulation Phase

If the Annuitant dies during the Accumulation Phase, the Beneficiary will be entitled to the Death Benefit. When TPLIC receives Due Proof of Death of the Annuitant, TPLIC will calculate the Death Benefit. The Beneficiary can choose to receive the amount payable in a lump-sum cash benefit or under one of the Annuity Payment Options. The policy Owner can choose an Annuity Payment Option for the Beneficiary before the Annuitant’s death. However, if the policy Owner does not make such a choice and TPLIC has not already paid a cash benefit, the Beneficiary may choose a payment option after the Annuitant’s death.

Paid as a lump sum, the Death Benefit is the greater of:

(1)	the Accumulated Value (plus any positive Market Value Adjustment applicable under any Guaranteed Period Option) on the date we receive Due Proof of Death; or

(2)	the Adjusted Death Benefit.

Paid under one of the Annuity Payment Options, the Death Benefit will be based on the greater of:

(1)	the Accumulated Value (plus any positive Market Value Adjustment applicable under any Guaranteed Period Option) on the Annuity Date elected by the Beneficiary and approved by TPLIC; or

(2)	the Adjusted Death Benefit.

The amount of the Adjusted Death Benefit is calculated as follows. During the first six policy Years, the Adjusted Death Benefit is the sum of all Net Purchase Payments minus any partial withdrawals. During each following six-year period, the Adjusted Death Benefit is the Death Benefit on the last day of the previous six-year period plus any Net Purchase Payments made during that six-year period minus any partial withdrawals taken during that six-year period. After the Annuitant reaches age 75, the Adjusted Death Benefit remains equal to the Death Benefit on the last day of the six-year period before the Annuitant reaches age 75 plus any Net Purchase Payments subsequently made minus any partial withdrawals subsequently taken.

Death of the Annuitant During the Income Phase

The Death Benefit, if any, payable if the Annuitant dies during the Income Phase, depends on the Annuity Payment Option selected. Upon the Annuitant’s death, TPLIC will pay the Death Benefit, if any, to the Beneficiary under the Annuity Payment Option in effect. For instance, if the Life Annuity With Period Certain option has been elected, and if the Annuitant dies during the Income Phase, then any unpaid payments certain will be paid to the Beneficiary.

Joint Annuitants

The policy permits you as policy owner to name a Joint Annuitant. This can have different effects depending on whether the policy is in the Accumulation Phase or the Income Phase.

During the Accumulation Phase, the Death Benefit is payable only after the death of both the Annuitant and the Joint Annuitant.

During the Income Phase, it will not matter that you have named a Joint Annuitant unless you have chosen an Annuity Payment Option, such as the Joint and Last Survivor Annuity option, that pays over the life of more than one person. Therefore, if you have chosen an Annuity Payment Option that provides income over the life of someone other than the person named as Joint Annuitant, the Joint Annuitant’s death during the Income Phase will have no effect on the benefits due under the policy.

Designation of a Beneficiary

The policy owner may select one or more Beneficiaries and name them in the application. Thereafter, while the Annuitant or Joint Annuitant is living, the policy owner may change the Beneficiary by written notice. The change will take effect as of the date the policy owner signs the notice, but it will not affect any payment made or any other action taken before TPLIC acknowledges the notice. The policy owner may also make the designation of Beneficiary irrevocable by sending written notice to TPLIC and obtaining approval from TPLIC. Changes in the Beneficiary may then be made only with the consent of the designated irrevocable Beneficiary.

If the Annuitant dies during the Accumulation Period, the following will apply unless the policy owner has made other provisions:

●	If there is more than one Beneficiary, each will share in the Death Benefit equally.
●	If one or two or more Beneficiaries have already died, TPLIC will pay that share of the Death Benefit equally to the survivor(s).
●	If no Beneficiary is living, TPLIC will pay the proceeds to the policy owner.
●	If a Beneficiary dies at the same time as the Annuitant, TPLIC will pay the proceeds as though the Beneficiary had died first. If a Beneficiary dies within 15 days after the Annuitant’s death and before TPLIC receives due proof of the Annuitant’s death, TPLIC will pay proceeds as though the Beneficiary had died first.

If a Beneficiary who is receiving Annuity Payments dies, TPLIC will pay any remaining Payments Certain to that Beneficiary’s named Beneficiary(ies) when due. If no Beneficiary survives the Annuitant, the right to any amount payable will pass to the policy owner. If the policy owner is not living at this time, this right will pass to his or her estate.

Death of the policy owner

Death of the policy owner During the Accumulation Phase.    With two exceptions, federal tax law requires that when either the policy owner or the Joint Owner (if any) dies during the Accumulation Phase, TPLIC must pay out the entire value of the policy within five years of the date of death. First exception: If the entire value is to be distributed to the Owner’s Designated Beneficiary, he or she may elect to have it paid under an Annuity Payment Option over his or her life or over a period certain no longer than his or her life expectancy as long as the payments begin within one year of the policy Owner’s death. Second exception: If the Owner’s Designated Beneficiary is the spouse of the policy owner (or Joint Owner), the spouse may elect to continue the policy in his or her name as policy owner indefinitely and to continue deferring tax on the accrued and future income under the policy. (“Owner’s Designated Beneficiary” means the natural person whom the policy owner names as a beneficiary and who becomes the policy owner upon the policy owner’s death.) If the policy owner and the Annuitant is the same person, then upon that person’s death the Beneficiary is entitled to the Death Benefit. In this regard, see Death of the Annuitant During the Accumulation Phase.

Death of the policy owner During the Income Phase.    Federal tax law requires that when either the policy owner or the Joint Owner (if any) dies during the Income Phase, TPLIC must pay the remaining portions of the value of the policy at least as rapidly as under the method of distribution being used on the date of death.

Non-Natural Person as policy owner.    Where the policy owner is not a natural person (for example, is a corporation), the death of the “primary Annuitant” is treated as the death of the policy owner for purposes of federal tax law. (The Internal Revenue Code defines a “primary Annuitant” as the individual who is of primary importance in affecting the timing or the amount of payout under the policy.) In addition, where the policy owner is not a natural person, a change in the identity of the “primary Annuitant” is also treated as the death of the policy owner for purposes of federal tax law.

Payment of Lump-Sum Death Benefits

TPLIC will pay lump-sum Death Benefits within seven days after the election to take a lump sum becomes effective except in one of the following situations, in which TPLIC may delay the payment beyond seven days:

●	the New York Stock Exchange is closed on a day that is not a weekend or a holiday, or trading on the New York Stock Exchange is otherwise restricted
●	an emergency exists as defined by the SEC, or the SEC requires that trading be restricted
●	the SEC permits a delay for your protection as a policy owner
●	the payment is derived from premiums paid by check, in which case TPLIC may delay payment until the check has cleared your bank.

APPENDIX D: POLICY FORM NUMBER AV515 101 130 600

If you are a policy owner of policy Form Number AV515 101 130 600, below is a description of the significant features of your Policy and the available investment choices that may be different than described in the Prospectus. (The policy Form Number appears on the bottom left-hand corner of your policy.) Please see your actual policy and any attachments for determining your specific coverage.

Annuity Payment Options

The income you take from the policy prior to the Annuity Commencement Date can take several different forms, depending on your particular needs. Except for the Interest Payments Option, Income for a Specified Period Option, and Income for a Specified Amount listed below, the Annuity Payment Options listed below are available on either a variable basis or a fixed basis.

If available on a variable basis, the Annuity Payment Options provide payments that, after the initial payment, will go up or down depending on the investment performance of the Portfolios you choose.

If available on a fixed basis, the Annuity Payment Options provide payments in an amount that does not change. If you choose a fixed Annuity Payment Option, TPLIC will move your investment out of the Portfolios and into the general account of TPLIC.

●	Interest Payments. We will pay the interest on the amount we use to provide annuity payments in equal payments, or this amount may be left to accumulate for a period of time to which you and TPLIC agree. You and TPLIC will agree on withdrawal rights when you elect this option.

●	Income for a Specified Period. We will make level payments only for a fixed period you choose. No funds will remain at the end.

●	Life Income. You may choose between:

Fixed Payments

●	No Period Certain–We will make level payments only during the Annuitant’s lifetime.
●	10 Years Certain—We will make level payments for the longer of the Annuitant’s lifetime or ten years.
●	Guaranteed Return of policy Proceeds—We will make level payments for the longer of the Annuitant’s lifetime or until the total dollar amount of payments we make to you equals the amount applied to this option.

Variable Payments

●	No Period Certain—Payments will be made only during the lifetime of the Annuitant.
●	10 Years Certain—Payments will be made for the longer of the Annuitant’s lifetime or ten years.

Life with Emergency Cash® (fixed or variable) (if applicable)

Payments will be made during the lifetime of the Annuitant. With the Life with Emergency Cash® feature, you are able to surrender all or a portion of the Life with Emergency Cash® benefit. The amount you surrender must be at least $2,500. We will provide you with a Life with Emergency Cash® benefit schedule that will assist you in estimating the amount you have available to surrender. A partial surrender will reduce all future payments. A surrender charge may apply and there may be tax consequences (consult a tax advisor before requesting a full or partial surrender). The maximum surrender charge is 4% of the amount you surrender.

The Life with Emergency Cash® benefit is also a death benefit that is paid upon the death of the Annuitant. (For qualified policies, the death benefit ceases at the date the annuitant reaches the IRS joint age limitation determined at policy issue date.) The death benefit will be paid if the annuitant dies before age 101. The amount of the death benefit is calculated the same as the “Emergency Cash Benefit” under the rider. The Emergency Cash Benefit is determined by multiplying the current annuity payment that is supported by the “Surrender Factor” (a factor used to determine the amount that is available to surrender) that is included on the Emergency Cash Benefit Schedule in the rider, less any applicable surrender charges. The beneficiary may choose an Annuity Payment Option, or may choose to receive a lump sum.

●	Income of a Specified Amount. Payments are made for any specified amount until the amount applied to this option, with interest, is exhausted. This will be a series of level payments followed by a smaller final payment.

●	Joint and Survivor Annuity. You may choose between:

Fixed Payments

●	Payments are made during the joint lifetime of the Annuitant and a Joint Annuitant of your selection. Payments will be made as long as either person is living.

Variable Payments

●	Payments are made during the joint lifetime of the Annuitant and a Joint Annuitant of your selection. Payments will be made as long as either person is living.

Life with Emergency Cash® (fixed or variable) (if applicable)

Payments will be made during the joint lifetime of the Annuitant and a Joint Annuitant of your selection. Payments will be made as long as either person is living. With the Life with Emergency Cash® feature, you are able to surrender all or a portion of the Life with Emergency Cash® benefit. The amount you surrender must be at least $2,500. We will provide you with a Life with Emergency Cash® benefit schedule that will assist you in estimating the amount you have available to surrender. A partial surrender will reduce all future payments pro rata. A surrender charge may apply and there may be tax consequences (consult a tax advisor before requesting a full or partial surrender). The maximum surrender charge is 4% of the annuitized amount (see “Expenses” for the surrender charge schedule).

The Life with Emergency Cash® benefit is also a death benefit that is paid upon the death of the surviving Annuitant. (For qualified policies the death benefit ceases on the date the surviving Joint Annuitant reaches the IRS joint age limitation.)

Mortality and Expense Risk Charge

TPLIC charges a fee as compensation for bearing certain mortality and expense risks under the policy. The annual charge is assessed daily based on the net assets of the Separate Account. The annual Mortality and Expense Risk Charge is 0.60%, 0.50% or 0.45% (depending on the selected Death Benefit Option) of the net asset value of the Separate Account.

We guarantee that these annual charges will not increase. If the charges are more than sufficient to cover actual costs or assumed risks, any excess will be added to TPLIC’s surplus. If the charges collected under the policy are not enough to cover actual costs or assumed risks, then TPLIC will bear the loss. We expect to profit from this charge. We may use any profit for any proper purpose, including distribution expenses.

FEE TABLE

The following table describes the fees and expenses that you will pay when buying, owning and surrendering the policy. The first table describes the fees and expenses that you will pay at the time you buy the policy, surrender the policy, or transfer Cash Value between investment choices. State premium taxes may also be deducted, and Excess Interest Adjustments may be made to amounts surrendered or applied to Annuity Payment Options from Cash Value from the fixed account.

Policy Owner Transaction Expenses
Sales Load Imposed on Premiums	None
Contingent Deferred Sales Load (surrender charge)(2)	None
Transfer Fees(1)	$10
Special Service Fee	$0 - $25

(1)	TPLIC does not currently charge a fee for transfers among the Subaccounts, although it reserves the right to charge a $10 fee for each transfer in excess of 12 per policy year.
(2)	If you select the Life With Emergency Cash® annuity payment option, you will be subject to a surrender charge after the Annuity Commencement Date. See Section 5, “Expenses.”

The next table describes the fees and expenses that you will pay periodically during the time that you own the policy, not including Portfolio fees and expenses.

Annual policy Service Charge	$0 - $30
Separate Account Annual Expenses (as a percentage of assets in the Separate Account)
Base Separate Account Expenses:
Mortality and Expense Risk Fee	0.45%
Administrative Charge	0.15%
Total Base Separate Account Annual Expenses	0.60%
Optional Separate Account Expenses:
Double Enhanced Death Benefit	0.15%
6 Year Step-Up Death Benefit	0.05%
Total Separate Account Annual Expenses with Highest Optional Separate Account Expenses(1)	0.75%

Annual Optional Rider Fees:
Additional Death Benefit Fee(2)	0.25%
Additional Death Distribution – II(3)	0.55%

(1)	Total Separate Account Annual Expenses reflect the base separate account expenses plus the Double Enhanced Death Benefit.
(2)	The annual rider fee is 0.25% of the policy value and is deducted on the rider anniversary date. The prorated fee will be charged upon termination.
(3)	The annual rider fee is 0.55% of the policy value and is deducted on the rider anniversary date. The prorated fee will be charged upon termination.

The next item shows the lowest and highest total operating expenses charged by the Portfolios for the year ended December 31, 2016 (before any fee waiver or expense reimbursements). Expenses may be higher or lower in future years. More detail concerning each Portfolio’s fees and expenses is contained in the prospectus for each Portfolio.

Total Portfolio Annual Operating Expenses(1)	Lowest	Highest

Expenses that are deducted from portfolio assets, including management fees, distribution and/or service 12b-1 fees, and other expenses.	0.15%	1.72%

(1)	The fee table information relating to the Portfolios is for the year ending December 31, 2016 (unless otherwise noted) and was provided to TPLIC by the underlying funds, their investment advisors or managers, and TPLIC has not and cannot independently verify the accuracy or completeness of such information. Actual future expenses of the underlying funds may be greater or less than those shown in the Table. “Gross” expense figures do not reflect any fee waivers or expense reimbursements. Actual expenses may have been lower than those shown in the Table.

EXAMPLE TABLE A

The following example illustrates the highest fees and expenses of any of the Portfolios for the year ended December 31, 2016, and the highest combination of Separate Account expenses that you would incur on a $10,000 Premium Payment over various periods, assuming (1) a 5% annual rate of return, (2) full surrender at the end of each period, and (3) assuming no optional riders have been selected. The examples assume that current fee waivers and expense reimbursement arrangements for a fund will continue for the periods shown. As noted in the Fee Table, the policy imposes no surrender or withdrawal charges of any kind. Your expenses are identical whether you continue the policy or withdraw the entire value of your Policy at the end of the applicable period as a lump sum or under one of the policy’s Annuity Payment Options. The expenses reflect different mortality and expense risk fees depending on which death benefit you select:

	1 Year	3 Years	5 Years	10 Years
Double Enhanced Death Benefit Option (0.75%)	$250	$771	$1317	$2810
6 Year Step-Up to Age 81 Death Benefit Option (0.65%)	$240	$741	$1267	$2710
Return of Premium Death Benefit Option (0.60%)	$235	$725	$1242	$2659

EXAMPLE TABLE B

The following example illustrates the highest fees and expenses of any of the Portfolios for the year ended December 31, 2016, and the highest combination of Separate Account expenses that you would incur on a $10,000 Premium Payment over various periods, assuming (1) a 5% annual rate of return, (2) full surrender at the end of each period, and (3) assuming the ADD-II rider has been selected. The examples assume that current fee waivers and expense reimbursement arrangements for a fund will continue for the periods shown. As noted in the Fee Table, the Policy imposes no surrender or withdrawal charges of any kind. Your expenses are identical whether you continue the policy or withdraw the entire value of your policy at the end of the applicable period as a lump sum or under one of the policy’s Annuity Payment Options. The expenses reflect different mortality and expense risk fees depending on which death benefit you select:

	1 Year	3 Years	5 Years	10 Years
Double Enhanced Death Benefit Option (0.75%)	$307	$939	$1596	$3354
6 Year Step-Up to Age 81 Death Benefit Option (0.65%)	$297	$909	$1547	$3260
Return of Premium Death Benefit Option (0.60%)	$292	$894	$1523	$3213

You should not consider these examples to be a representation of past or future expenses or performance. Actual expenses may be higher or lower than those shown. In addition, your rate of return may be more or less than the 5% assumed in the example.

For information concerning compensation paid for sale of the policies, see “Distribution of the policies.”

Minimum Balance Requirements

The minimum required balance in any Portfolio is $500, except where Purchase Payments are made by monthly payroll deduction. The minimum required balance in any General Account Guaranteed Option, except the Dollar Cost Averaging Fixed Account Option, is $1,000. If an exchange or withdrawal would reduce the balance in a Portfolio to less than $500 (or $1,000 in the case of a General Account Guaranteed Option other than the Dollar Cost Averaging Fixed Account Option), TPLIC may transfer the remaining balance to the remaining Portfolios under the policy on a pro rata basis. If the entire value of the policy falls below $500, and if you have not made a Purchase Payment within three years, TPLIC may notify you that the Accumulated Value of your policy is below the minimum balance requirement. In that case, you will be given 60 days to make an Additional Purchase Payment before your policy is liquidated. TPLIC would then promptly pay proceeds to the policy owner. The proceeds would be taxed as a withdrawal from the policy. Full withdrawal will result in an automatic termination of the policy. We will not exercise this right to cancel your policy if it is a Qualified policy.

DEATH BENEFIT

In General

Death proceeds are payable contingent upon the relationships between the policy Owner, Annuitant, policy Owner’s Beneficiary and the Owner’s Designated Beneficiary as described below.

Federal tax law requires that if a policy owner is a natural person and dies before the Annuity Commencement Date, then the entire value of the policy must be distributed within five years of the date of death of the policy owner. If the policy owner is not a natural person, the death of the primary Annuitant triggers the same distribution requirement. Special rules may apply to a surviving spouse.

Death of the Annuitant Prior to the Annuity Commencement Date (During the Accumulation Phase)

If the Annuitant dies prior to the Annuity Commencement Date, the Beneficiary will be entitled to the death benefit. When we receive due proof of death of the Annuitant, we will calculate the death benefit. The Beneficiary can choose to receive the amount payable in a lump-sum cash benefit or under one of the Annuity Payment Options. The policy owner can choose an Annuity Payment Option for the Beneficiary before the Annuitant’s death. However, if the policy owner does not make such a choice and TPLIC has not already paid a cash benefit, the Beneficiary may choose a payment option after the Annuitant’s death.

Death Proceeds Prior to Annuity Commencement Date

The amount of death proceeds will be the greatest of (a), (b) or (c) where:

(a)	is the policy value on the date we receive due proof of death and an election of a method of settlement;
(b)	is the Cash Value on the date we receive due proof of death and an election of a method of settlement, and;
(c)	is the Guaranteed Minimum Death Benefit (GMDB), if any, plus any additional premium payments received, less any Gross Partial Withdrawals from the date of death to the date of payment of death proceeds.

If you have not selected a payment option by the date of death, the Beneficiary may make such election within one year of the date we receive due proof of the Owner’s or Annuitant’s death. The Beneficiary may elect to receive the death proceeds as a lump sum payment or may use the death proceeds to provide any of the Annuity Payment Options described in the policy. Interest on death proceeds will be paid as required by law.

Guaranteed Minimum Death Benefit

The amount of the Guaranteed Minimum Death Benefit (GMDB) is based on the death benefit option elected. You may not change the GMDB option after the policy is issued.

Option: Return of Premium Death Benefit

This GMDB is equal to the total premiums paid for this policy, less any Adjusted Partial Withdrawals (as described below) as of the date of death. Available for issue ages 0-85.

Option: 6 Year Step-Up Death Benefit

This GMDB is the higher of the initial premium or the Adjusted policy Value on the 6th, 12th, 18th, ect. policy anniversary prior to the earlier of the date of death or the Annuitant’s 81st birthday plus premiums pad, less Partial Withdrawals subsequent to the date of the 6th policy anniversary with the largest policy value available for issue age 0-75.

Option: Double Enhanced Death Benefit

This GMDB is the greater of (1) and (2) where:

(1)	Is a 5% annually compounding death benefit, equal to the cumulative Premium Payments, minus Adjusted Partial Withdrawals, plus interest accumulated at 5% per annum from the payment or Withdrawal date to the earlier of the Annuitant’s date of death or the Annuitant’s 81st birthday, and
(2)	Is an annual Step-Up Death Benefit, equal to the largest policy value on the policy date or on any policy anniversary prior to the earlier of the Annuitant’s date of death or the Annuitant’s 81st birthday, plus any Premium Payments (minus Adjusted Partial Withdrawals) since the date of the policy anniversary with the largest policy value available for issue ages 0-79.

If the Owner is a non-natural person, or if the Owner has elected to have the death proceeds paid upon the death of the Annuitant, the GMDB will be based upon the Annuitant’s age.

Adjusted Partial Withdrawal

A Partial Withdrawal will reduce the Guaranteed Minimum Death Benefit by an amount referred to as the Adjusted Partial Withdrawal. The Adjusted Partial Withdrawal may be a different amount than the Gross Partial Withdrawal. The Adjusted Partial Withdrawal is the total amount deducted from the GMDB as a result of a Partial Withdrawal as used in the GMDB provision. It is equal to the Gross Partial Withdrawal multiplied by an Adjustment Factor. The Adjustment Factor is equal to the amount of the death proceeds prior to the Partial Withdrawal divided by the policy value prior to the Partial Withdrawal.

Death of the Annuitant on or After the Annuity Commencement Date (During the Income Phase)

The Death Benefit, if any, payable if the Annuitant dies on or after the Annuity Commencement Date depends on the Annuity Payment Option selected. Upon the Annuitant’s death, TPLIC will pay the Death Benefit, if any, to the Beneficiary under the Annuity Payment Option in effect. For instance, if the Life Annuity With Period Certain option has been elected, and if the Annuitant dies on or after the Annuity Commencement Date, then any unpaid payments certain will be paid to the Beneficiary.

Joint Annuitants

The policy permits you as policy owner to name a Joint Annuitant. This can have different effects depending on whether you are before or after the Annuity Commencement Date.

Prior to the Annuity Commencement Date, the Death Benefit is payable only after the death of both the Annuitant and the Joint Annuitant.

On or after the Annuity Commencement Date, it will not matter that you have named a Joint Annuitant unless you have chosen an Annuity Payment Option, such as the Joint and Last Survivor Annuity option, that pays over the life of more than one person. Therefore, if you have chosen an Annuity Payment Option that provides income over the life of someone other than the person named as Joint Annuitant, the Joint Annuitant’s death on or after the Annuity Commencement Date will have no effect on the benefits due under the policy.

Designation of a Beneficiary

The policy owner may select one or more Beneficiaries and name them in the application. Thereafter, while the Annuitant or Joint Annuitant is living, the policy owner may change the Beneficiary by written notice. The change will take effect as of the date the policy owner signs the notice, but it will not affect any payment made or any other action taken before TPLIC acknowledges the notice. The policy owner may also make the designation of Beneficiary irrevocable by sending written notice to TPLIC and obtaining approval from TPLIC. Changes in the Beneficiary may then be made only with the consent of the designated irrevocable Beneficiary.

If the Annuitant dies prior to the Annuity Commencement Date, the following will apply unless the policy owner has made other provisions:

●	If there is more than one Beneficiary, each will share in the Death Benefit equally.
●	If one or two or more Beneficiaries have already died, TPLIC will pay that share of the Death Benefit equally to the survivor(s).
●	If no Beneficiary is living, TPLIC will pay the proceeds to the policy owner.
●	If a Beneficiary dies at the same time as the Annuitant, TPLIC will pay the proceeds as though the Beneficiary had died first. If a Beneficiary dies within 15 days after the Annuitant’s death and before TPLIC receives due proof of the Annuitant’s death, TPLIC will pay proceeds as though the Beneficiary had died first.

If a Beneficiary who is receiving Annuity Payments dies, TPLIC will pay any remaining Payments Certain to that Beneficiary’s named Beneficiary(ies) when due. If no Beneficiary survives the Annuitant, the right to any amount payable will pass to the policy owner. If the policy owner is not living at this time, this right will pass to his or her estate.

Death of the policy owner

Death of the policy owner Prior to the Annuity Commencement Date.    With two exceptions, federal tax law requires that when either the policy owner or the Joint Owner (if any) dies prior to the Annuity Commencement Date, TPLIC must pay out the entire value of the policy within five years of the date of death. First exception: If the entire value is to be distributed to the Owner’s Designated Beneficiary, he or she may elect to have it paid under an Annuity Payment Option over his or her life or over a period certain no longer than his or her life expectancy as long as the payments begin within one year of the policy owner’s death. Second exception: If the Owner’s Designated Beneficiary is the spouse of the policy owner (or Joint Owner), the spouse may elect to continue the policy in his or her name as policy owner indefinitely and to continue deferring tax on the accrued and future income under the policy. (“Owner’s Designated Beneficiary” means the natural person whom the policy owner names as a beneficiary and who becomes the policy owner upon the policy owner’s death.) If the policy owner and the Annuitant is the same person, then upon that person’s death the Beneficiary is entitled to the Death Benefit. In this regard, see Death of the Annuitant Prior to the Annuity Commencement Date.

Death of the policy owner on or after the Annuity Commencement Date.    Federal tax law requires that when either the policy owner or the Joint Owner (if any) dies during on or after the Annuity Commencement Date, TPLIC must pay the remaining portions of the value of the policy at least as rapidly as under the method of distribution being used on the date of death.

Non-Natural Person as policy owner.    Where the policy owner is not a natural person (for example, is a corporation), the death of the “primary Annuitant” is treated as the death of the policy owner for purposes of federal tax law. (The Internal Revenue Code defines a “primary Annuitant” as the individual who is of primary importance in affecting the timing or the amount of payout under the policy.) In addition, where the policy owner is not a natural person, a change in the identity of the “primary Annuitant” is also treated as the death of the policy owner for purposes of federal tax law.

Payment of Lump-Sum Death Benefits

TPLIC will pay lump-sum Death Benefits within seven days after the election to take a lump sum becomes effective except in one of the following situations, in which TPLIC may delay the payment beyond seven days:

●	the New York Stock Exchange is closed on a day that is not a weekend or a holiday, or trading on the New York Stock Exchange is otherwise restricted;
●	an emergency exists as defined by the SEC, or the SEC requires that trading be restricted;
●	the SEC permits a delay for your protection as a Policy Owner; or
●	the payment is derived from premiums paid by check, in which case TPLIC may delay payment until the check has cleared your bank.

APPENDIX E

DEATH BENEFIT – ADJUSTED PARTIAL WITHDRAWAL

Adjusted Partial Withdrawal. If you make a partial withdrawal, then your guaranteed minimum death benefit is reduced by an amount called the adjusted partial withdrawal. The amount of the reduction depends on the relationship between your death benefit and policy value. The adjusted partial withdrawal is equal to (1) multiplied by (2), where:

(1)	is the gross partial withdrawal;
(2)	is the adjustment factor = current death proceeds prior to the gross partial withdrawal divided by the policy value prior to the gross partial withdrawal, where death proceeds are equal to the maximum of policy value, cash value, and the death benefit.

The following examples describe the effect of a withdrawal on the guaranteed minimum death benefit and policy value.

EXAMPLE 1
$75,000	current guaranteed minimum death benefit before withdrawal
$50,000	current policy value before withdrawal
$75,000	current death benefit proceeds
$15,600	Total gross partial withdrawal
$23,400	adjusted partial withdrawal = 15,600 * (75,000/50,000)
$51,600	new guaranteed minimum death benefit (after withdrawal) = 75,000 - 23,400
$34,400	new policy value (after withdrawal)=50,000 – 15,600

Summary:
Reduction in guaranteed minimum death benefit	= $	23,400
Reduction in policy value	= $	15,600

This example is for illustrative purposes only. The purpose of this illustration is to demonstrate how this feature is calculated using hypothetical values, assuming there is no excess interest adjustment. Your experience will vary based on the circumstances at the time of withdrawal.

The guaranteed minimum death benefit is reduced more than the policy value because the guaranteed minimum death benefit was greater than the policy value just prior to the withdrawal.

EXAMPLE 2
$50,000	current guaranteed minimum death benefit before withdrawal
$75,000	current policy value before withdrawal
$75,000	current death benefit proceeds
$15,450	Total gross partial withdrawal
$15,450	adjusted partial withdrawal = 15,450 * (75,000/75,000)
$34,550	new guaranteed minimum death benefit (after withdrawal) = 50,000 - 15,450
$59,550	new policy value (after withdrawal) = 75,000 – 15,450

Summary:
Reduction in guaranteed minimum death benefit	= $	15,450
Reduction in policy value	= $	15,450

This example is for illustrative purposes only. The purpose of this illustration is to demonstrate how this feature is calculated using hypothetical values, assuming there is no excess interest adjustment. Your experience will vary based on the circumstances at the time of withdrawal.

The guaranteed minimum death benefit and policy value are reduced by the same amount because the policy value was higher than the guaranteed minimum death benefit prior to the withdrawal.

APPENDIX F

ARCHITECT GUARANTEED LIFETIME WITHDRAWAL BENEFIT

If you elected the Architect Guaranteed Lifetime Withdrawal Benefit identified below, which provides certain guaranteed benefits, the Company requires your policy value to be allocated into designated investment options. One or more of the designated investment choices may include a volatility control strategy. Volatility control strategies, in periods of high market volatility, could limit your participation in market gains; this may conflict with your investment objectives by limiting your ability to maximize potential growth of your policy value and, in turn, the value of any guaranteed benefit that is tied to investment performance. Volatility control strategies are intended to help limit overall volatility and reduce the effects of significant market downturns during periods of high market volatility, providing policy owners with the opportunity for smoother performance and better risk adjusted returns. Volatility control (and similar terms) can encompass a variety of investment strategies of different types and degrees; therefore, you should read the applicable annuity and underlying fund portfolio prospectuses carefully to understand how these investment strategies may affect your policy value and rider benefits. The Company’s requirement to invest in accordance with designated investment choices, which may include volatility control, may reduce our costs and risks associated with this rider. You pay an additional fee for the rider benefits which, in part, pay for protecting the rider benefit base from investment losses. Since the rider benefit base does not decrease as a result of investment losses, volatility control strategies might not provide meaningful additional benefit to you. You should carefully evaluate with your financial advisor whether to invest in funds with volatility control strategies, taking into consideration the potential positive or negative impact that such strategy may have on your investment objectives, your policy value and the benefits under the Architect Guaranteed Lifetime Withdrawal Benefit. If you determine that funds with volatility control strategies are not consistent with your investment objectives, there continues to be other designated investment choices available under the Architect Guaranteed Lifetime Withdrawal Benefit that do not invest in funds that utilize volatility control strategies.

You may elect to purchase the optional Architect Guaranteed Lifetime Withdrawal Benefit (“Architect GLWB”) which provides you with a guaranteed lifetime withdrawal benefit if you invest in certain designated investment choices. You are also limited in the amount of your policy value that can be invested in the “equity” category of the designated investment choices (“maximum equity percentage”). This rider is available during the accumulation phase. This rider may not be issued or added to Inherited IRAs (sometimes also referred to as beneficiary IRAs) or a non-qualified annuity under which death benefits are being distributed under a stretch withdrawal option.

The Architect GLWB may vary for certain policies and may not be available for all policies. Please contact us at (800) 525-6205 for additional information regarding the availability of the Architect GLWB.

In addition, the tax rules for qualified policies may limit the value of this rider. Please consult a qualified tax advisor before electing the Architect GLWB for a qualified policy.

Architect GLWB – Base Benefit

This benefit is intended to provide a level of cash withdrawals (and payments from us, if necessary) regardless of the performance of the designated investment choices you select. If you elect this benefit, we will provide a maximum annual withdrawal amount regardless of your policy value. Under this benefit, you can receive (first as withdrawals from your policy value and, if necessary, as payments from us) up to the maximum annual withdrawal amount each calendar year, starting with the calendar year immediately following the annuitant’s 59th birthday and lasting until the annuitant’s (or the annuitant’s surviving spouse if the joint life option is elected and the surviving spouse was eligible to and elected to continue the policy) death (unless your total withdrawal base is reduced to zero because of

“excess withdrawals”; see Total Withdrawal Base Adjustments, below). All withdrawals before the annuitant (or the annuitant’s surviving spouse if the joint life option is elected and the surviving spouse was eligible to and elected to continue the policy) is 59 are excess withdrawals; a penalty tax may be assessed on amounts withdrawn from the policy before the owner reaches age 59 1⁄2.

Example.  Assume you are the owner and annuitant and you make a single premium payment of $100,000 when you are 61 years old. Further assume that you do not make any additional withdrawals or premium payments, but that after ten years your Policy Value has declined to $90,000 solely because of negative investment performance. You could receive up to $5,000.00, which is the applicable income benefit percentage of (5.0%) multiplied by the total withdrawal base of $100,000, each calendar year for the rest of your life (assuming that you take your first withdrawal when you are age 70 – 74, and that you do not withdraw more than the maximum annual withdrawal amount in any one year).

Of course, you can always withdraw an amount up to your policy value pursuant to your rights under the policy at your discretion.

Example continued.  Assume the same facts as above, but you withdraw $10,000 when you are 71 years old. That excess withdrawal decreases your future maximum annual withdrawal amount to $4,705.88.

See “Appendix – Architect Guaranteed Lifetime Withdrawal Benefit Total withdrawal Base Adjustments” for examples showing the effect of hypothetical withdrawals in more detail.

Please note:

●	You will begin paying the rider charge as of the date the rider takes effect, even if you do not begin taking withdrawals for many years, or ever. We will not refund the charges you have paid under the rider if you never choose to take withdrawals and/or if you never receive any payments under the rider.
●	We have designed this rider for you to take withdrawals each rider year that are less than or equal to the maximum annual withdrawal amount. You should not purchase this rider if you plan to take withdrawals in excess of the maximum annual withdrawal amount, because such excess withdrawals may significantly reduce or eliminate the value of the guarantees provided by the rider.
●	Because the guaranteed lifetime withdrawal benefit under this rider is accessed through regular withdrawals that do not exceed the maximum annual withdrawal amount, the rider may not be appropriate for you if you do not foresee a need for liquidity and your primary objective is to take maximum advantage of the tax deferral aspect of the policy.
●	All policy value must be allocated to a limited number of specified funds (see “Designated Investment Choices” below). You are also limited to the amount of your policy value that can be invested in the “equity” category of the designated investment choices (see “Maximum Equity Percentage” below). You should consult with your registered representative to assist you in determining whether these investment restrictions are suited for your financial needs and risk tolerance.
●	Cumulative withdrawals in any calendar year in excess of the maximum annual withdrawal amount are excess withdrawals.
●	An excess withdrawal may impact the maximum annual withdrawal amount and total withdrawal base on a greater than dollar-for-dollar basis.
●	Upon the death of the annuitant (or the annuitant’s spouse if the joint life option is elected and the surviving spouse was eligible to and elected to continue the policy), the Architect GLWB terminates and no more guaranteed withdrawals can be made.

Like all withdrawals, withdrawals under this benefit also:

●	reduce your policy value;
●	reduce your base policy death benefit and other benefits;
●	may be subject to an excess interest adjustment;
●	may be subject to income taxes and federal tax penalties; and
●	may be limited or restricted under certain qualified policies.

Maximum Annual Withdrawal Amount.  You can withdraw up to the maximum annual withdrawal amount in any calendar year without causing an excess withdrawal. See “Total Withdrawal Base Adjustments” below.

The maximum annual withdrawal amount is zero if the annuitant (or the annuitant’s surviving spouse if the joint life option is elected) is not 59 years old on the date the rider is elected (“rider date”) and remains zero until the first day of the calendar year after the annuitant’s 59th birthday. If the annuitant is at least 59 years old on the rider date, the maximum annual withdrawal amount in the calendar year during which the rider is elected is equal to the income benefit percentage of the total withdrawal base prorated based on the number of days from the rider date to the end of the calendar year. Thereafter, the maximum annual withdrawal amount for each subsequent calendar year is equal to the income benefit percentage of the total withdrawal base.

For qualified policies:  If the plan participant (generally the annuitant) is at least 70 1⁄2 years old, the maximum annual withdrawal amount for that calendar year (and each subsequent calendar year) is equal to the greater of:

●	the maximum annual withdrawal amount described above; or
●	an amount equal to a minimum required distribution amount calculated using only: (1) the living annuitant’s age, (2) the IRS Uniform Lifetime table or, if applicable, the Joint Life and Survivor Expectancy table, (3) the policy value of the base policy, (including the present value of any additional benefits provided under the policy to the extent required to be taken into account under IRS guidance), and (4) amounts from the
●	current calendar year (no carry-over from past years). An amount not calculated as set forth above cannot be used as the maximum annual withdrawal amount.

You can receive up to the maximum annual withdrawal amount each year (first from your policy value and, if necessary, as payments from us) under this rider regardless of your policy value. However, once your policy Value reaches zero (by other than an excess withdrawal), you cannot make premium payments and all other policy features, benefits, and guarantees (except those provided by this rider) are terminated. If your policy value reached zero by other than an excess withdrawal, we will, unless instructed otherwise, disburse any remaining maximum annual withdrawal amount for the current rider year and set up monthly payments beginning in the next rider year according to your guarantees. Payments after the policy value reaches zero are subject to our claims paying ability.

Please note:

●	The maximum annual withdrawal amount described above is based on calendar years, not rider or policy years.
●	You cannot carry over any portion of your maximum annual withdrawal amount that is not withdrawn during a calendar year for withdrawal in a future calendar year. This means that if you do not take the maximum annual withdrawal amount during the calendar year, you cannot take more than the maximum annual withdrawal amount in the next calendar year and maintain the rider’s guarantee.
●	If the rider is added before the annuitant’s 59th birthday, the maximum annual withdrawal amount will be zero until January 1st of the calendar year after the annuitant’s 59th birthday, however, you will still be charged a rider fee before this time.
●	Excess withdrawals may cause you to lose the benefit of the rider.
●	All Policy Value must be allocated to a limited number of specified funds and the allocation is subject to specified equity limits. (See “Designated Investment Choices” and “Maximum Equity Percentage,” below).

Income Benefit Percentage.  We use the income benefit percentage to calculate the maximum annual withdrawal amount. The income benefit percentage is determined by the annuitant’s age at the time of the first withdrawal taken on or after the January 1st immediately following the annuitant’s 59th birthday (or if the joint life option is elected, the 59th birthday of the younger of the annuitant or the annuitant’s spouse). The income benefit percentage is as follows:

Age at time of first withdrawal	Income Benefit Percentage
0-58	0%
59-64	4.0%
65-69	4.5%
70-74	5.0%
75-79	5.5%
80-84	6.0%
85-89	6.5%
90-94	7.0%
≥ 95	7.5%

Please note that once established at the time of the first withdrawal on or after the January 1st immediately following the 59th birthday of the annuitant (or if the joint life option is elected, of the younger of the annuitant or the annuitant’s spouse), the income benefit percentage will not increase even though the annuitant’s age increases.

Total Withdrawal Base.  We use the total withdrawal base to calculate the maximum annual withdrawal amount. The total withdrawal base on the rider date is the policy value. After the rider date, the total withdrawal base is equal to the total withdrawal base on the rider date, plus subsequent premium payments, less subsequent total withdrawal base adjustments (described below).

Please note:

●	We determine the total withdrawal base solely to calculate the maximum annual withdrawal amount and rider fees. Your total withdrawal base is not a cash value (or policy value), a surrender value, or a death benefit. It is not available for withdrawal, it is not a minimum return for any subaccount, and it is not a guarantee of policy value.
●	Because the total withdrawal base is generally equal to the policy value on the rider date, the maximum annual withdrawal amount may be lower if you delay electing the rider and the policy value decreases before you elect the rider.
●	Upon the death of the annuitant (or the annuitant’s spouse if the joint life option is elected and the surviving spouse was eligible to and elected to continue the policy), the Architect GLWB terminates and there are no more additional guaranteed withdrawals.

Total Withdrawal Base Adjustments.  Gross partial withdrawals up to the maximum annual withdrawal amount that are made in a single calendar year will not reduce the total withdrawal base. Gross partial withdrawals in excess of the maximum annual withdrawal amount that are made in a single calendar year (“excess withdrawals”) will reduce the total withdrawal base (on the date of the withdrawal) by the greater of the dollar amount of the excess withdrawal or a pro rata amount (in proportion to the reduction in the policy value), possibly to zero. See “Appendix – Architect Guaranteed Lifetime Withdrawal Benefit Total Withdrawal Base Adjustments” for examples showing the effect of hypothetical withdrawals in more detail, including an excess withdrawal that reduces the total withdrawal base by a pro rata amount. Excess withdrawals may eliminate any guarantee offered by this rider.

Designated Investment Choices.  If you elect the Architect GLWB, you must allocate 100% of your policy value to one or more of the following designated investment choices

Non-Equity:

DFA – VA Global Bond Portfolio

DFA – VA Short-Term Fixed Portfolio

Federated Fund for U.S. Government Securities II

Federated Government Money Fund II

TA PIMCO Total Return – Initial Class

Vanguard Short-Term Investment-Grade Portfolio

Vanguard Total Bond Market Index Portfolio

Fixed Account

Equity:

DFA – VA International Small Portfolio

DFA – VA International Value Portfolio

DFA – VA U.S. Large Value Portfolio

DFA – VA U.S. Targeted Value Portfolio

Federated Managed Tail Risk Fund II

Federated High Income Bond Fund II

Fidelity® VIP Contrafund® Portfolio – Initial Class

Fidelity® VIP Mid Cap Portfolio – Initial Class

Fidelity® VIP Value Strategies Portfolio – Initial Class

TA Asset Allocation – Conservative – Initial Class

TA Asset Allocation – Growth – Initial Class

TA Asset Allocation – Moderate – Initial Class

TA Asset Allocation – Moderate Growth – Initial Class

TA Barrow Hanley Dividend Focused – Initial Class

TA Efficient Markets – Initial Class

TA JPMorgan Enhanced Index – Initial Class

TA Multi-Managed Balanced – Initial Class

TA T. Rowe Price Small Cap – Initial Class

TA TS&W International Equity – Initial Class

TA Managed Risk – Balanced ETF – Initial Class

TA Managed Risk – Growth ETF – Initial Class

TA WMC US Growth – Initial Class

Vanguard Equity Index Portfolio

Vanguard International Portfolio

Vanguard Mid-Cap Index Portfolio

Vanguard REIT Index Portfolio

Wanger International

Wanger USA

If you elect this rider, you may transfer amounts among the designated investment choices. However, you cannot transfer any amount which would cause you to exceed your maximum equity percentage or to any other subaccount. Requiring that you designate 100% of your policy value to the designated investment choices, some of which employ strategies that are intended to reduce the risk of loss and/or manage volatility, may reduce investment returns and may reduce the likelihood that we will be required to use our own assets to pay amounts due under this benefit.

Please note:  We can eliminate a designated investment choice at any time. If a designated investment choice is eliminated, then a policy owner will be given the option to reallocate the value in the eliminated designated investment choice to other designated investment choices.

Within 30 days after each rider anniversary (i.e., the anniversary of the rider date), you can terminate this rider. Terminating the rider will result in losing all your benefits under this rider. Starting the next business day you may transfer to a non-designated investment choice.

Maximum Equity Percentage.  You select either the 50%, 60%, or 70% maximum equity percentage at the time you elect the Architect GLWB. Your equity percentage is equal to your policy value in all designated investment choices in the “equity” category, divided by the total policy value. You cannot have more than your maximum equity percentage in “equity” investment choices. A higher maximum equity percentage results in a higher rider fee.

Asset Rebalancing.  While the Architect GLWB is in effect, you must participate in asset rebalancing. Each month, and according to your instructions, we will automatically rebalance the amounts of your policy value in the designated investment choices to maintain your desired asset allocation. The amount of policy value you direct us to allocate to designated investment choices in the “equity” category cannot exceed your maximum equity percentage.

We will notify you when any of the following has occurred:

●	you discontinue monthly asset rebalancing;

●	the asset allocation that you request results in policy value in designated investment choices in the “equity” category that exceeds your maximum equity percentage; or
●	you make a transfer that causes your policy value in “designated investment choices” in the “equity” category to exceed your maximum equity percentage.

We will give you 30 days to address any failure to continue monthly asset rebalancing or to maintain the maximum equity percentage. Failure to resume monthly asset rebalancing or to come into compliance with your maximum equity percentage will cause the rider to terminate.

Upgrades.  As long as you are younger than the maximum rider issue age, you can upgrade the total withdrawal base to the policy value during the 30 day period following each rider anniversary, by sending us written notice (in good order). The maximum annual withdrawal amount will be recalculated at the time of the upgrade. If an upgrade is elected, your current rider will terminate and a new rider will be issued with a new rider date and its own rider fee (which may be higher than your current rider fee). The new rider date will be the date that the Company receives all information that it requires.

Please Note:

●	Even if the rider fee percentage does not increase, the dollar amount of the rider fee will increase because it will be based on a higher total withdrawal base.
●	If you upgrade while you are receiving systematic payouts of the maximum annual withdrawal amount, then after the upgrade the dollar amount of such systematic payouts may decrease for the reminder of the calendar year, even though the total withdrawal base increases. This is generally because the maximum annual withdrawal amount for the remainder of the calendar year is calculated based on the remaining partial year and the systematic payout is calculated on a yearly basis.

Annuitization.  If you have reached your maximum annuity commencement date, we will allow you to annuitize your policy and elect to receive lifetime annuity payments each year that are equal to your maximum annual withdrawal amount.

Architect GLWB – Joint Life Option

If you elect the Architect GLWB, you can also elect to postpone termination of the rider until the later of the death of the annuitant or the death of the annuitant’s spouse. This allows the maximum annual withdrawal amount to be withdrawn until the death of the annuitant or the death of the annuitant’s spouse (only if the annuitant’s spouse is eligible and elects to continue the policy), whichever is later.

Please note that if you elect this option, then:

●	the annuitant’s spouse must be either (1) a joint owner along with the annuitant or, (2) the sole primary beneficiary and there is no joint owner.
●	A former spouse of the annuitant cannot continue to keep the policy in force if no longer married to the annuitant at the time of the annuitant’s death. In that event, the rider will terminate and no additional withdrawals under the rider will be permitted.
●	for purposes of the rider, the annuitant’s spouse cannot be changed.
●	the income benefit percentage is based on the age of the younger of the annuitant and the annuitant’s spouse.

Architect GLWB Fee

A rider fee, which is a percentage of the total withdrawal base on each rider anniversary, is charged annually before annuitization. The rider fee percentage depends on the maximum equity percentage that you select, and on whether you select the joint life option. The rider fee percentages are:

Maximum Equity Percentage	Single Life Option	Joint Life Option
50%	0.30%	0.45%
60%	0.45%	0.65%
70%	0.65%	1.00%

We will also deduct the rider fee pro rata upon full surrender of the policy or other termination of the rider. The rider fee is deducted from each designated investment choice in proportion to the amount of policy value in each designated investment choice.

Please Note:  Because the rider fee is a percentage of you total withdrawal base, the fee can be substantially more than the rider fee percentage multiplied by your policy value if the total withdrawal base is higher than your policy value.

Architect GLWB Issue Requirements

The Company will not issue the Architect GLWB unless:

●	the annuitant is not yet age 91 (or younger if required by state law);
●	the annuitant is also an owner (except in the case of non-natural owners);
●	there are no more than two owners; and
●	if the joint life option is elected, the annuitant’s spouse is not yet age 91 (or younger if required by state law) and is also either (1) a joint owner along with the annuitant or (2) the sole primary beneficiary (and there is no joint owner).

Termination

The Architect GLWB will terminate upon the earliest of the following:

●	the date we receive written notice from you requesting termination of the Architect GLWB, provided that the request is made in good order within 30 days after a rider anniversary;
●	the death of the annuitant (or if the joint life option was elected, the death of the annuitant’s spouse if that spouse was eligible to and elected to continue the policy as the surviving spouse);
●	discontinuing asset rebalancing, changing your asset rebalancing so that your policy value in designated investment choices in the “equity” category exceeds your maximum equity percentage, or making a transfer that causes your policy value in designated investment choices in the “equity” category to exceed your maximum equity percentage, if any of these occurrences is not corrected within 30 days from the date we mail you a notice of the problem;
●	annuitization (however, if you have reached your maximum annuity commencement date, then you may choose an annuitization option which guarantees lifetime payments in an amount equal to your maximum annual withdrawal amount); or
●	termination of your policy.

Please note:  This feature terminates upon annuitization, and there is a maximum annuity commencement date for your policy.

Architect Guaranteed Lifetime Withdrawal Benefit – Total Withdrawal Base Adjustments

Total Withdrawal Base.  Gross partial withdrawals up to the maximum annual withdrawal amount that are made in a single calendar year will not reduce the total withdrawal base. Gross partial withdrawals in excess of the maximum annual withdrawal amount that are made in a single calendar year will reduce the total withdrawal base by an amount equal to the greater of:

1)	the excess gross partial withdrawal amount; and
2)	a pro rata amount, the result of (A / B) * C, where

A	is the excess gross partial withdrawal (the amount in excess of the maximum annual withdrawal amount remaining before the withdrawal);

B	is the policy value after the maximum annual withdrawal amount has been withdrawn, but before the withdrawal of the excess amount; and
C	is the total withdrawal base before the withdrawal of the excess amount.

The following demonstrates, on a purely hypothetical basis, the effects of partial withdrawals under the guaranteed lifetime withdrawal benefit.

When a withdrawal is taken, two parts of the guaranteed lifetime withdrawal benefit can be affected:

1.	Total withdrawal base (“TWB”)
2.	Maximum annual withdrawal amount (“MAWA”)

Example 1 (“Non-Excess” Withdrawal):

Assumptions:

You

= Owner and Annuitant, or younger of annuitant and annuitant’s spouse if joint life option is elected for additional cost, age 55 on rider issue; age 65 at time withdrawals begin, which means the Income Benefit Percentage is 4.5%.

TWB at rider issue = $100,000

TWB at time withdrawals begin = $100,000

4.5% withdrawal (“WD”) beginning 10 years from the rider date would be $4,500 (4.5% of the then-current $100,000 total withdrawal base)

WD	= $4,500

Excess withdrawal (“EWD”) = None

Policy Value (“PV”) =    $90,000 in 10 years

Is any portion of the withdrawal greater than the maximum annual withdrawal amount?

No.   There is no excess withdrawal under the guarantee if no more than $4,500 is withdrawn.

Result.   In this example, because no portion of the withdrawal was in excess of $4,500, the total withdrawal base does not change.

Example 2 (“Excess” Withdrawal):

Assumptions:

You

= Owner and Annuitant, or younger of annuitant and annuitant’s spouse if joint life option is elected for additional cost, age 55 on rider issue; age 65 at time withdrawals begin, which means the Income Benefit Percentage is 4.5%.

TWB at rider issue = $100,000

TWB at time withdrawals begin = $100,000

4.5% WD beginning 10 years from the rider date would be $4,500 (4.5% of the then-current $100,000 total withdrawal base)

WD	= $10,000
EWD	= $5,500 ($10,000 - $4,500)
PV	= $90,000 in 10 years

Is any portion of the total withdrawal greater than the maximum annual withdrawal amount?

Yes. $10,000 - $4,500 = $5,500 (the excess withdrawal amount)

NOTE.  For the guaranteed lifetime withdrawal benefit, because there was an excess withdrawal amount, the total withdrawal base needs to be adjusted and a new lower maximum annual withdrawal amount must be computed. Had the withdrawal for this example not been more than $4,500, the total withdrawal base would remain at $100,000 and the maximum annual withdrawal amount would be $4,500. However, because an excess withdrawal has been taken, the total withdrawal base and, consequently, the maximum annual withdrawal amount, will decline.

New total withdrawal base:

Step One.  The total withdrawal base is reduced by the amount of the excess withdrawal or the pro rata amount, if greater.

Step Two.  Calculate how much the total withdrawal base is affected by the excess withdrawal.

1.	The formula is (EWD / (PV – 4.5% WD)) * TWB before any adjustments
2.	($5,500 / ($90,000 - $4,500)) * $100,000 = $6,432.75

Step Three.  Which is larger, the actual $5,500 excess withdrawal amount or the $6,432.75 pro rata amount?

$6,432.75 pro rata amount.

Step Four.  What is the new total withdrawal base upon which the maximum annual withdrawal amount is based?

$100,000 - $6,432.75 = $93,567.25

Result.  The new total withdrawal base is $93,567.25

New maximum annual withdrawal amount:

Because the total withdrawal base was adjusted (as a result of the excess withdrawal), we have to calculate a new maximum annual withdrawal amount that will be available starting on the next January 1st. This calculation assumes no more activity before the next January 1st.

Step One.  What is the new maximum annual withdrawal amount?

$93,567.25 (the adjusted total withdrawal base) * 4.5% = $4,210.53

Result.  Going forward, the maximum you can take out in a year is $4,210.53 without causing an excess withdrawal that would further reduce of the total withdrawal base.

The Architect GLWB and additional options may vary for certain policies, may not be available for all policies, and may not be available in all states. This disclosure explains the material features of the Architect GLWB. The application and operation of the Architect GLWB are governed by the terms and conditions of the rider itself.

APPENDIX G

GUARANTEED MINIMUM INCOME BENEFIT

The optional Guaranteed Minimum Income Benefit (“GMIB”) assures you of a minimum level of income in the future by guaranteeing a minimum income base (discussed below) you can apply to a GMIB payment option and which also guarantees a minimum amount for those payments once you begin to receive them. The guarantee under the GMIB is supported by the general account assets of TPLIC. By electing this benefit, you can participate in the gains of the underlying variable investment options you select while knowing that you are guaranteed a minimum level of income in the future, regardless of the performance of the underlying variable investment options. The GMIB will not be issued if you are age 91 or older (earlier, if required by state law). You also have the option to upgrade your minimum income base.

You can annuitize under the GMIB (subject to the conditions described below) at the greater of the adjusted policy value or the minimum income base.

Minimum Income Base. The minimum income base on the rider date (i.e., the date the rider is added to the policy) is the policy value. After the rider date, the minimum income base is:

●	the minimum income base on the rider date; plus
●	any subsequent premium payments; minus
●	any subsequent surrenders;
●	each of which is accumulated at the annual growth rate from the date of each transaction; minus any premium taxes.

The annual growth rate is currently 6% per year. Once the rider is added to your policy, the annual growth rate will not vary during the life of that rider. Surrenders may reduce the minimum income base on a basis greater than dollar-for-dollar. See the SAI for more information.

The minimum income base may only be used to annuitize using the GMIB payment options and may not be used with any other annuity payment options. The GMIB payment options are:

●	Life Income—An election may be made for “No Period Certain” or “10 Years Certain”. In the event of the death of the annuitant prior to the end of the chosen period certain, the remaining period certain payments will be continued to the beneficiary.
●	Joint and Full Survivor—An election may be made for “No Period Certain” or “10 Years Certain”. Payments will be made as long as either the annuitant or joint annuitant is living. In the event of the death of both the annuitant and joint annuitant prior to the end of the chosen period certain, the remaining period certain payments will be continued to the beneficiary.

NOTE CAREFULLY:

IF:

●	You choose Life Income with No Period Certain or Joint and Full Survivor with No Period Certain; and
●	The annuitant(s) dies before the due date of the second (third, fourth, etc.) annuity payment;

THEN:

●	We will make only one (two, three, etc.) annuity payments.

IF:

●	You annuitize using the GMIB before the 10th rider anniversary;

THEN:

●	the first payment will be calculated with an annuity factor age adjustment. See “Annuity Factor Age Adjustment” below.

Annuity Factor Age Adjustment. If you annuitize using the GMIB before the 10th rider anniversary, the first payment will be calculated with an annuity factor age adjustment which subtracts up to 10 years from your age. This results in all payments being lower than if an annuity factor age adjustment was not used. See the SAI for information concerning the calculation of the initial payment. If you are over 84 when you elect the rider or upgrade your minimum income base, (earlier if required by state law), you will be subject to an annuity factor age adjustment if you annuitize under the rider. The age adjustment is as follows:

Number of Years Since the Rider Date	Age Adjustment: Number of Years Subtracted from Your Age
0-1	10
1-2	9
2-3	8
3-4	7
4-5	6
5-6	5
6-7	4
7-8	3
8-9	2
9-10	1
>10	0

The minimum income base is used solely to calculate the GMIB annuity payments and does not establish or guarantee a policy value or guarantee performance of any investment option. Because this benefit is based on conservative actuarial criteria (such as the use of a 3% assumed investment return, or “AIR,” to calculate the first annuity payment, which results in a lower dollar amount for that payment than would result from using the 5.0% AIR that is used with the regular annuity payments), the level of lifetime income that it guarantees may be less than the level that would be provided by application of the adjusted policy value at otherwise applicable annuity factors. Therefore, the GMIB should be regarded as a safety net. The costs of annuitizing under the GMIB includes the guaranteed payment fee, and also the lower payout levels inherent in the annuity tables used for those minimum payouts (which may include an annuity age factor adjustment). These costs should be balanced against the benefits of a minimum payout level.

Moreover, the Initial Payment Guarantee—rider (described below) also provides for a minimum payout level, and it uses actuarial criteria (such as a 5.0% AIR) that provide for higher payment levels for a given policy value than the GMIB. You should carefully consider these factors, since electing annuity payments under the GMIB will generally be advantageous only when the minimum income base is sufficiently in excess of the adjusted policy value to overcome these disadvantages.

If the GMIB will not provide an annuity benefit that is as large as the base policy values under the policy after the Annuity Commencement Date, the policy owner may wish to purchase the Initial Payment Guarantee Rider. If both riders are purchased, the policy owner will not be subject to both rider fees at the same time.

In addition to the annual growth rate, other benefits and fees under the rider (the rider fee, the fee waiver threshold, the guaranteed payment fee, and the annuity factor age adjustment) are also guaranteed not to change after the rider is added. However, all of these benefit specifications may change if you elect to upgrade the minimum income base.

Minimum Income Base Upgrade. You can upgrade your minimum income base to the policy value after the first rider anniversary and before your 91st birthday (earlier if required by state law). For your convenience, we will put the last date to upgrade on page one of the rider. The policy value used will be the policy value calculated immediately after we receive all necessary information to complete the upgrade.

If you upgrade:

●	the current rider will terminate and a new one will be issued with its own specified guaranteed benefits and fees;
●	the new fees, thresholds and factors may be higher (or lower) than before; and
●	the new annual growth rate may be lower (or higher) than before.

Please note that if you upgrade, you will begin a new annuity factor age adjustment period. It generally will not be to your advantage to upgrade unless your Adjusted policy value exceeds your minimum income base on the applicable policy anniversary.

Conditions of Exercise of the GMIB. You can only annuitize using the GMIB within the 30 days after a policy Anniversary after the GMIB is elected. You cannot, however, annuitize using the GMIB after the policy Anniversary after your 94th birthday (earlier if required by state law). For your convenience, we will put the last date to annuitize using the GMIB on page one of the rider.

NOTE CAREFULLY:

●	If you annuitize at any time other than indicated above, you cannot use the GMIB.
●	If you annuitize before the 10th rider anniversary there will be an annuity factor age adjustment. See “Annuity Factor Age Adjustment.”

Guaranteed Minimum Stabilized Payments.  Annuity payments under the GMIB are guaranteed to never be less than the initial payment. See the SAI for information concerning the calculation of the initial payment. The payments will also be “stabilized”, that is, held constant during each policy year.

During the first policy year after annuitizing using the GMIB, each stabilized payment will equal the initial payment. On each policy anniversary thereafter, the stabilized payment will increase or decrease depending on the performance of the investment options you selected (but will never be less than the initial payment), and then be held constant at that amount for that policy year. The stabilized payment on each policy anniversary will equal the greater of the initial payment or the payment supportable by the annuity units in the selected investment options. See the SAI for additional information concerning stabilized payments.

GMIB Fee.  A rider fee, currently 0.45% of the minimum income base on the rider anniversary, is charged annually prior to annuitization. We will also charge this fee if you take a complete surrender. The rider fee is deducted from each investment choice in proportion to the amount of policy value in each investment option. This fee is deducted even if the adjusted policy value exceeds the minimum income base. The rider fee on any given rider anniversary will be waived if the policy value exceeds the fee waiver threshold. The fee waiver threshold currently is two times the minimum income base.

Guaranteed Payment Fee. A guaranteed payment fee, currently equal to an effective annual rate of 1.25% of the daily net asset value in the separate account, is reflected in the amount of the variable payments you receive if you annuitize under the GMIB, in addition to the policy mortality and expense risk fee and administrative charge. The guaranteed payment fee is included on page one of the rider.

Termination. The GMIB will terminate upon the earliest of the following:

●	the date we receive written notice from you requesting termination of the GMIB (you may not terminate the rider before the first rider anniversary);
●	annuitization (you will still get guaranteed minimum stabilized payments if you annuitize using the minimum income base under the GMIB);
●	upgrade of the minimum income base (although a new rider will be issued);
●	termination of your policy; or
●	30 days after the policy anniversary after your 94th birthday (earlier if required by state law).

The GMIB rider may vary by state and may not be available in all states.

APPENDIX H

ADDITIONAL DEATH BENEFIT

The optional Additional Death Benefit (“ADB”) pays an additional amount (based on earnings since the rider was issued) when a death benefit is payable under your Policy, in certain circumstances. The ADB is only available for issue ages through age 80. This rider may not be issued or added to Inherited IRAs (sometimes also referred to as beneficiary IRAs) or a non-qualified annuity under which death benefits are being distributed under a stretch withdrawal option.

ADB Amount.  The ADB is only payable if you elected the rider prior to the death triggering the payment of the policy death benefit and a death benefit is payable under the policy. The ADB is equal to:

●	the ADB factor (see below); multiplied by
●	the rider earnings on the date the death benefit is calculated.

Rider earnings equal:

●	the policy value on the date the death benefit is determined; minus
●	Policy Value on the rider date; minus
●	Premium Payments after the rider date; plus
●	surrenders after the rider date that exceed the rider earnings on the date of the surrender.

No benefit is payable under the ADB if there are no rider earnings on the date the death benefit is calculated.

If you purchase your policy as part of a 1035 exchange or add the ADB after you purchase the policy, rider earnings do not include any gains before the 1035 exchange or the date the ADB is added to your policy.

The ADB factor is currently 40% for issue ages under 71 and 25% for issue ages 71-80.

No benefit is paid under the rider unless (a) the rider is in force, (b) a death benefit is payable on the policy, and (c) there are rider earnings when the death benefit is calculated.

For purposes of computing taxable gains, both the death benefit payable under the policy and the ADB will be considered.

Please see the SAI for an example which illustrates the ADB payable as well as the effect of a partial surrender on the ADB.

Spousal Continuation.    If a spouse is eligible to and elects to continue the policy as the new owner instead of receiving a death benefit and ADB, the spouse will generally receive a one-time policy value increase equal to the ADB. At this time the rider will terminate. The spouse will have the option of immediately re-electing the rider as long as he or she is under the age of 80 if the ADB is still being offered. Certain owners may have the option to continue the rider without receiving the one-time policy value increase.

Rider Fee.    A rider fee, 0.25% of the policy value, is deducted annually on each rider anniversary prior to annuitization. We will also deduct this fee upon full surrender of the policy or other termination of the rider. The rider fee is deducted pro rata from each investment choice. The fee is deducted even during periods when the ADB would not pay any benefits (because there are no rider earnings).

Termination.  The rider will remain in effect until:

●	you cancel it by notifying our service center in writing,
●	the policy is annuitized or surrendered, or
●	the ADB is paid or added to the policy value under a spousal continuation.

Once terminated, the ADB may be re-elected if still being offered; however, a new rider will be issued and the additional death benefit will be re-determined. Please note that if the rider is terminated and then re-elected, it will only cover gains, if any, since it was re-elected and the terms of the new rider may be different than the terminated rider.

The tax consequences associated with this rider are not clear. This rider may violate the requirements of certain qualified plans and of IRAs. Consult a tax adviser before electing this rider for any qualified plan or IRA.

The Additional Death Benefit may vary for certain policies and may not be available for all policies.

APPENDIX I

ADDITIONAL DEATH BENEFIT – EXTRA

The optional ADB—Extra pays an additional death benefit amount when a death benefit is payable under your policy, in certain circumstances. The ADB—Extra is available for issue ages through age 75. This rider may not be issued or added to Inherited IRAs (sometimes also referred to as beneficiary IRAs) or a non-qualified annuity under which death benefits are being distributed under a stretch withdrawal option.

The ADB-Extra pays a percentage of the value of the death benefit under the policy prior to adding the rider, as well as a different percentage of the gain under the policy since the rider was added. Consequently, the ADB-Extra may be helpful if it is added after the policy has been effective for a while, or if the policy was issued as a result of an exchange from an existing policy with investment gain. The ADB-Extra is intended to provide an additional amount of death benefit. Please consult a tax adviser before electing this rider.

Additional Death Benefit Amount. The additional death benefit is only payable if you elected the rider five years prior to the death triggering the payment of the policy death benefit, and a death benefit is payable under the policy. If a death benefit is payable before the end of the fifth year, all rider fees paid since the rider date will be refunded. After the fifth year, the additional death benefit is equal to:

●	rider benefit percentage (40% for issues ages through age 70 and 25% for ages 71-75) multiplied by the sum of:
●	future growth (see below); and
●	the initial death benefit option multiplied by the Policy death benefit on the rider date, minus surrenders after the rider date that exceed future growth on the date of surrender.

Future growth equals:

●	the policy death benefit payable; minus
●	the death benefit on the rider date; minus
●	premium payments after the rider date; plus
●	surrenders after the rider date that exceed the future growth on the date of the surrender.

No benefit is payable under the ADB—Extra if the policy death benefit payable is less than one minus the initial death benefit option, multiplied by the death benefit at the time the rider was added (adjusted for surrenders after the rider date). For purposes of computing taxable gains, both the death benefit payable under the policy and the additional death benefit will be considered.

Please see the SAI for an example which illustrates the additional death benefit payable as well as the effect of a partial surrender on the additional death benefit.

Spousal Continuation. If a spouse is eligible to and elects to continue the policy as the new owner instead of receiving a death benefit and ADB-Extra, the spouse will generally receive a one-time policy value increase equal to the ADB-Extra. At this time the rider will terminate. The spouse will have the option of immediately re- electing the rider as long as they are under the age of 76 if the ADB-Extra is still being offered. Certain owners may have the option to continue the rider without receiving the one-time policy value increase.

Rider Fee. A rider fee, 0.50% of the policy value for the 50% initial death benefit option and 0.60% of the policy value for the 75% initial death benefit option, is deducted annually on each rider anniversary prior to annuitization. We will also deduct this fee upon full surrender of the policy or other termination of the rider. The rider fee is deducted pro rata from each investment option. The fee is deducted even during periods when the rider would not pay any benefits.

Termination. The rider will remain in effect until:

●	you cancel it by notifying our service center in writing,
●	the policy is annuitized or surrendered, or
●	the additional death benefit is paid or added to the policy value under a spousal continuation.

Once terminated, the ADB—Extra may not be re-elected if still being offered for one year.

The tax consequences associated with this rider are not clear. This rider may violate the requirements of certain qualified plans. Consult a tax adviser before electing this rider.

The ADB—Extra may vary by state and may not be available in all states.

APPENDIX J

ADDITIONAL DEATH DISTRIBUTION – II

The optional Additional Death Distribution – II (“ADD-II”) pays an additional death benefit amount when a death benefit is payable under your policy, in certain circumstances. The ADD-II is only available for issue ages through age 75. This rider may not be issued or added to Inherited IRAs (sometimes also referred to as beneficiary IRAs) or a non-qualified annuity under which death benefits are being distributed under a stretch withdrawal option.

ADD-II Amount. An additional death benefit is only payable if a death benefit is paid on the base policy to which the rider is attached. The amount of the additional benefit is dependent on the amount of time that has passed since the rider date as follows:

●	If a death benefit is payable within the first five years after the rider date, the additional benefit amount will be equal to the sum of all rider fees paid since the rider date.
●	If a death benefit is payable after five years following the rider date, the additional benefit will be equal to the rider benefit base multiplied by the rider benefit percentage.

The rider benefit base at any time is equal to the policy value less any premiums added after the rider date.

The rider benefit percentage may vary but will currently be equal to 30% for issue ages 0 – 70 and 20% for issue ages 71 – 75.

No benefit is payable under the ADD-II if the policy value on the date of death is less than the Premium Payments after the rider date.

For purposes of computing taxable gains, both the death benefit payable under the policy and the additional benefit will be considered.

Please see the SAI for an example which illustrates the additional death benefit payable as well as the effect of a partial surrender on the additional benefit.

Spousal Continuation.    If a spouse is eligible to and elects to continue the policy as the new owner instead of receiving a death benefit and ADB-II, the spouse will generally receive a one-time policy value increase equal to the ADB-II. At this time the rider will terminate. The spouse will have the option of immediately re-electing the rider as long he or she is under the age of 76 if the ADD-II is still being offered. Certain owners may have the option to continue the rider without receiving the one-time policy value increase.

Rider Fee.  A rider fee, currently 0.55% of the policy value, is deducted annually on each rider anniversary prior to annuitization. We will also deduct this fee upon full surrender of the policy or other termination of the rider. The rider fee is deducted pro rata from each investment option. The fee is deducted even during periods when the rider would not pay any benefits.

Termination.  The rider will remain in effect until:

●	you cancel it by notifying our service center in writing,
●	the policy is annuitized or surrendered, or
●	the additional death benefit is paid or added to the policy value under a spousal continuation.

Once terminated, the ADD-II may not be re-elected if still being offered for one year.

The tax consequences associated with this rider are not clear. This rider may violate the requirements of certain qualified plans. Consult a tax adviser before electing this rider.

The Additional Death Distribution - II may vary for certain policies and may not be available for all policies.

SEPARATE ACCOUNT VA CC

STATEMENT OF ADDITIONAL INFORMATION

for the

THE ADVISOR’S EDGE® VARIABLE ANNUITY

Offered by

Transamerica Premier Life Insurance Company

(An Iowa Stock Company)

This Statement of Additional Information expands upon subjects discussed in the current Prospectus for the Advisor’s Edge® Variable Annuity policy (the “policy”) offered by Transamerica Premier Life Insurance Company (the “Company” or “TPLIC”). You may obtain a copy of the Prospectus dated May 1, 2017, by calling 800-525-6205 or by writing to our Administrative Office, at 4333 Edgewood Road, NE, Cedar Rapids, Iowa 52499. Terms used in the current Prospectus for the policy are incorporated in this Statement of Additional Information.

THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT A PROSPECTUS AND SHOULD BE READ ONLY IN CONJUNCTION WITH THE PROSPECTUS FOR THE POLICY.

May 1, 2017

2

GLOSSARY OF TERMS

accumulation unit – An accounting unit of measure used in calculating the policy value in the separate account before the annuity commencement date.

adjusted policy value – An amount equal to the policy value increased or decreased by any excess interest adjustments applied.

Administrative Office – Transamerica Premier Life Insurance Company, Attn: Customer Care Group, 4333 Edgewood Road, N.E., Cedar Rapids, Iowa 52499, 800-525-6205.

annuitant – The person on whose life any annuity payments involving life contingencies will be based.

annuity commencement date – The date upon which annuity payments are to commence.

annuity payment option – A method of receiving a stream of annuity payments selected by the owner.

annuity unit – An accounting unit of measure used in the calculation of the amount of the second and each subsequent variable annuity payment.

beneficiary – The person who has the right to the death benefit set forth in the policy.

business day – A day when the New York Stock Exchange is open for business.

cash value – The policy value increased or decreased by an excess interest adjustment, less the annual service charge, and less any applicable premium taxes and any rider fees. This value is applied upon surrender.

Code – The Internal Revenue Code of 1986, as amended.

enrollment form – A written application, order form, or any other information received electronically or otherwise upon which the policy is issued and/or is reflected on the data or specifications page.

excess interest adjustment – A positive or negative adjustment to amounts withdrawn upon partial withdrawals, full surrenders or transfers from the Guaranteed Period Options, or to amounts applied to annuity payment options. The adjustment reflects changes in the interest rates declared by TPLIC since the date any payment was received by, or an amount was transferred to, a Guaranteed Period Option. The excess interest adjustment can either decrease or increase the amount to be received by the owner upon full surrender or commencement of annuity payments, depending upon whether there has been an increase or decrease in interest rates, respectively.

fixed account – One or more investment choices under the policy that are part of TPLIC’s general assets and are not in the separate account.

good order – An instruction that TPLIC receives that is sufficiently complete and clear – along with all necessary forms, information and supporting legal documentation, including any required spousal or joint owner’s consents – so that TPLIC does not need to exercise any discretion to follow such instruction. All requests for a partial or full withdrawal, a transfer, a death benefit, or other transaction or change, must be in good order.

guaranteed period options (“GPO”) – The various guaranteed interest rate periods of the fixed account that TPLIC may offer and into which Premium Payments may be paid or amounts may be transferred.

nonqualified policy – A policy that does not qualify for special federal income tax treatment under the Code.

owner (policy owner, you, your) – The individual who (or entity that) may exercise all rights and privileges under an individual policy.

policy – The individual policy.

3

policy date – The date shown on the policy data page attached to the policy and the date on which the policy becomes effective.

policy value – On or before the annuity commencement date, the policy value is equal to the owner’s:

•	premium Payments; minus
•	partial withdrawals (including any applicable excess interest adjustments on such withdrawals); plus
•	interest credited in the fixed account; plus or minus
•	accumulated gains or losses in the separate account; minus
•	service charges, premium taxes, rider fees, and transfer fees, if any.

policy year – A policy year begins on the policy date and on each anniversary thereafter.

premium payment – An amount paid to TPLIC by the Owner or on the Owner’s behalf as consideration for the benefits provided by the policy.

qualified policy – A policy issued in connection with retirement plans that qualify for special federal income tax treatment under the Code.

separate account – Separate Account VA CC, a separate account established and registered as a unit investment trust under the Investment Company Act of 1940, as amended (the “1940 Act”), to which Premium Payments under the policies may be allocated.

service charge – An annual charge on each policy anniversary (and a charge at the time of surrender during any policy year) for policy maintenance and related administrative expenses.

subaccount – A subdivision within the separate account, the assets of which are invested in specified portfolios of the underlying funds.

successor owner – A person appointed by the owner to succeed to ownership of the policy in the event of the death of the owner who is not the annuitant before the annuity commencement date.

supportable payment – The amount equal to the sum of the variable annuity unit values multiplied by the number of variable annuity units in each of the selected subaccounts.

valuation period – The period of time from one determination of accumulation unit values and annuity unit values to the next subsequent determination of those values. Such determination shall be made generally at the close of business on each market day.

variable annuity payments – Payments made pursuant to an annuity payment option which fluctuate as to dollar amount or payment term in relation to the investment performance of the specified subaccounts within the separate account.

written notice or written request – Written notice that is signed by the owner, is in good order and received at the Administrative Office, and that gives TPLIC the information it requires. For some transactions, TPLIC may accept an electronic notice such as telephone instructions. Such electronic notice must meet the requirements for good order that TPLIC establishes for such notices.

4

THE POLICY – GENERAL PROVISIONS

OWNER

The policy shall belong to the owner upon issuance of the policy after completion of an enrollment form and delivery of the Initial Premium Payment. While the annuitant is living, the owner may: (1) assign the policy; (2) surrender the policy; (3) amend or modify the policy with the consent of TPLIC; (4) receive annuity payments or name a payee to receive the payments; and (5) exercise, receive and enjoy every other right and benefit contained in the policy. The exercise of these rights may be subject to the consent of any assignee or irrevocable beneficiary, and of your spouse in a community or marital property state.

Unless TPLIC has been notified of a community or marital property interest in the policy, it will rely on its good faith belief that no such interest exists and will assume no responsibility for inquiry.

A successor owner can be named in the enrollment form, information provided in lieu thereof, or in a written notice. The successor owner will become the new owner upon your death, if you predecease the annuitant. If no successor owner survives you and you predecease the annuitant, your estate will become the owner.

Note Carefully. If the owner does not name a successor (contingent) owner, the owner’s estate will become the new owner. If no probate estate is opened because the owner has precluded the opening of a probate estate by means of a trust or other instrument, unless TPLIC has received written notice of the trust as a successor owner signed before the owner’s death, that trust may not exercise ownership rights to the policy. It may be necessary to open a probate estate in order to exercise ownership rights to the policy if no successor (contingent) owner is named in a written notice received by TPLIC.

The owner may change the ownership of the policy in a written notice. When the change takes effect, all rights of ownership in the policy will pass to the new owner. A change of ownership may have tax consequences.

When there is a change of owner or successor owner, the change will not be effective until it is recorded in our records. Once recorded, it will take effect as of the date the owner signs the written notice, however, TPLIC is not responsible for payments made or other action taken before the change is recorded. Changing the owner or naming a new successor owner cancels any prior choice of successor owner, but does not change the designation of the beneficiary or the annuitant.

If ownership is transferred (except to the owner’s spouse) because the owner dies before the annuitant, the cash value generally must be distributed to the successor owner within five years of the owner’s death, or payments must be made for a period certain or for the successor owner’s lifetime so long as any period certain does not exceed that successor owner’s life expectancy, if the first payment begins within one year of your death.

ENTIRE POLICY

The policy, any endorsements thereon, the enrollment form, or information provided in lieu thereof constitute the entire policy between TPLIC and the owner. All statements in the enrollment form are representations and not warranties. No statement will cause the policy to be void or to be used in defense of a claim unless contained in the enrollment form or information provided in lieu thereof. No registered representative has authority to change or waive any provision of the policy.

NON-PARTICIPATING

The policies are non-participating. No dividends are payable and the policies will not share in the profits or surplus earnings of TPLIC.

5

MISSTATEMENT OF AGE OR GENDER

During the Accumulation Phase. If the age of any person upon whose life or age a benefit provided under a guaranteed benefit has been misstated, any such benefit will be that which would have been purchased on the basis of the correct age. If that person would not have been eligible for that guaranteed benefit at the correct age, (i) the benefit will be rescinded; and (ii) any charges that were deducted for the benefit will be refunded and applied to the total account value of the policy.

TPLIC reserves the right to terminate the policy at any time if it discovers a misstatement or fraudulent representation of any information provided in connection with the issuance or ongoing administration of the policy.

After the Annuity Commencement Date. TPLIC may require proof of the annuitant’s or owner’s age and/or gender before any payments associated with any benefits are made. If the age or gender of the annuitant and/or owner has been misstated, TPLIC will change the payment associated with any benefits payable to that which the purchase payments would have purchased for the correct age or gender. The dollar amount of any underpayment made by us shall be paid in full with the next payment due such person, beneficiary, or payee. The dollar amount of any overpayment made by us due to any misstatement shall be deducted from payments subsequently accruing to such person or beneficiary. Any underpayment or overpayment will include interest as specified in your policy, from the date of the wrong payment to the date of the adjustment. The age of the annuitant or owner may be established at any time by the submission of proof satisfactory to us.

ASSIGNMENT

Any Non-Qualified policy may be assigned by you before the Annuity Date and during the Annuitant’s lifetime. TPLIC is not responsible for the validity of any assignment. No assignment will be recognized until TPLIC receives, in good order at the Administrative Office, the appropriate TPLIC form notifying TPLIC of such assignment. The interest of any beneficiary which the assignor has the right to change shall be subordinate to the interest of an assignee. Any amount paid to the assignee shall be paid in one sum notwithstanding any settlement agreement in effect at the time assignment was executed. TPLIC shall not be liable as to any payment or other settlement made by TPLIC before receipt of the appropriate TPLIC form.

EXCESS INTEREST ADJUSTMENT

Money that you withdraw from, transfer out of, or apply to an annuity payment option from a Guaranteed Period Option of the fixed account before the end of its guaranteed period (the number of years you specified the money would remain in the Guaranteed Period Option) may be subject to an excess interest adjustment. At the time you request a withdrawal, if the interest rates TPLIC sets have risen since the date of the initial guarantee, the excess interest adjustment will result in a lower cash value. However, if interest rates have fallen since the date of the initial guarantee, the excess interest adjustment will result in a higher cash value.

Excess interest adjustments will not reduce the adjusted policy value for a Guaranteed Period Option below the Premium Payments and transfers to that Guaranteed Period Option, less any prior partial withdrawals and transfers from the Guaranteed Period Option, plus interest at the policy’s minimum guaranteed effective annual interest rate. This is referred to as the excess interest adjustment floor.

The formula that will be used to determine the excess interest adjustment (“EIA”) is:

EIA = S* (G-C)* (M/12)

Where

S =	the gross amount being surrendered, withdrawn, transferred or applied to a Payment Option that is subject to the EIA.

G	= the guaranteed interest rate applicable to S.

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C =	the current guaranteed interest rate then being offered on new Premium Payments for the next longer Guaranteed Period than “M”. If this policy form, or such a Guaranteed Period is no longer offered, “C” will be the U.S. Treasury rate for the next longer maturity (in whole years) than “M” on the 25th day of the previous calendar month, plus up to 2%.

M =	the number of months remaining in the Guaranteed Period for S, rounded up to the next higher whole number of months.

There is no cap on positive EIA adjustment. The floor on a negative EIA is effective on full surrender.

On full surrender, each Guaranteed Period Option’s contribution to the adjusted policy value will never fall below the sum of Premium Payments, less any prior withdrawals and transfers from that GPO, plus interest at the guaranteed effective annual interest rate.

Some states may not allow an EIA.

Example 1 (Full Surrender, rates increase by 3%):

Single premium:	$50,000.00
Guarantee period:	5 Years
Guarantee period rate:	5.50% per annum
Assumed Guaranteed Minimum Interest Rate	1.50%
Surrender:	Middle of policy year 2
Policy value at middle of policy year 2	= 50,000.00 * (1.055) ^ 1.5 = 54,181.21
Cumulative earnings	= 54,181.21 – 50,000.00 = 4,181.21
Amount free of excess interest adjustment	= 4,181.21
Amount subject to excess interest adjustment	= 54,181.21 – 4,181.21 = 50,000.00
Excess interest adjustment floor	= 50,000.00 * (1.015) ^ 1.5 = 51,129.21
Excess interest adjustment
G = .055
C = .085
M = 42
Excess interest adjustment	= S* (G-C)* (M/12)
= 50,000.00 * (.055-.085) * (42/12)
= -5,250.00, but excess interest adjustment cannot cause the adjusted policy value to fall below the excess interest adjustment floor, so the adjustment is limited to 51,129.21 - 54,181.21 = -3,052.00
Adjusted policy value = Cash Value*	= policy value + excess interest adjustment = 54,181.21 + (-3,052.00) = 51,129.21

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Example 2 (Full Surrender, rates decrease by 1%):

Single premium:	$50,000.00
Guarantee period:	5 Years
Guarantee rate:	5.50% per annum
Surrender:	Middle of policy year 2
Policy value at middle of policy year 2	= 50,000.00 * (1.055) ^ 1.5 = 54,181.21
Cumulative earnings	= 54,181.21 – 50,000.00 = 4,181.21
Amount free of excess interest adjustment	= 4,181.21
Amount subject to excess interest adjustment	= 54,181.21 – 4,181.21 = 50,000.00
Excess interest adjustment floor	= 50,000.00 * (1.015) ^ 1.5 = 51,129.21
Excess interest adjustment
G = .055
C = .045
M = 42
Excess interest adjustment	= S* (G-C) * (M/12)
= 50,000.00 * (.055-.045) *(42/12) = 1,750.00
Adjusted policy value = Cash Value*	= 54,181.21 + 1,750.00 = 55,931.21

*Upon full surrender of the policy, the cash value will never be less than that required by the nonforfeiture laws as applicable in the state issue.

On a partial surrender, TPLIC will pay the policyholder the full amount of surrender requested (as long as the policy value is sufficient). Amounts surrendered will reduce the policy value by an amount equal to:

R - E

R        =        the requested partial surrender; and

E        =        the excess interest adjustment

Example 3 (Partial Surrender, rates increase by 1%):

Single premium:	$50,000.00
Guarantee period:	5 Years
Guarantee rate:	5.50% per annum
Partial surrender:	$20,000 (requested withdrawal amount after penalties); middle of policy year 2
Policy value at middle of policy year 2	= 50,000.00 * (1.055) ^ 1.5 = 54,181.21
Cumulative earnings	= 54,181.21 – 50,000.00 = 4,181.21
Amount free of excess interest adjustment	= 4,181.21
Excess interest adjustment
S = 20,000 – 4,181.21 = 15,818.79
G = .055
C = .065
M = 42
E = 15,818.79 * (.055 - .065) * (42/12) = -553.66
Remaining policy value at middle of policy year 2	= 54,181.21 - (R – E)
= 54,181.21 - (20,000.00 - (-553.66)) = 33,627.55

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Example 4 (Partial Surrender, rates decrease by 1%):

Single premium:	$50,000.00
Guarantee period:	5 Years
Guarantee rate:	5.50% per annum
Partial surrender:	$20,000; middle of policy year 2
Policy value at middle of policy year 2	= 50,000.00 * (1.055) ^ 1.5 = 54,181.21
Cumulative earnings	= 54,181.21 – 50,000.00 = 4,181.21
Amount free of excess interest adjustment	= 4,181.21
Excess interest adjustment
S = 20,000 – 4,181.21 = 15,818.79
G = .055
C = .045
M = 42
E = 15,818.79 * (.055 - .045)* (42/12) = 553.66
Remaining policy value at middle of policy year 2	= 54,181.21 - (R – E)
= 54,181.21 - (20,000.00 – 553.66) = 34,734.87

COMPUTATION OF VARIABLE ANNUITY INCOME PAYMENTS

In order to supplement the description in the Prospectus and Appendixes A, B and C thereto, the following provides additional information about the Policy which may be of interest to Policy Owners.

The amounts shown in the Annuity Tables contained in your policy represent the guaranteed minimum for each Annuity Payment under a Fixed Payment Option. Variable annuity income payments are computed as follows. First, the Accumulated Value (or the portion of the Accumulated Value used to provide variable payments) is applied under the Annuity Tables contained in your policy corresponding to the Annuity Payment Option elected by the policy owner and based on an assumed interest rate of 5%. This will produce a dollar amount which is the first monthly payment.

The amount of each Annuity Payment after the first is determined by means of Annuity Units. The number of Annuity Units is determined by dividing the first Annuity Payment by the Annuity Unit Value for the selected Subaccount ten Business Days before the Annuity Date. The number of Annuity Units for the Subaccount then remains fixed, unless an exchange of Annuity Units (as set forth below) is made. After the first Annuity Payment, the dollar amount of each subsequent Annuity Payment is equal to the number of Annuity Units multiplied by the Annuity Unit Value for the Subaccount ten Business Days before the due date of the Annuity Payment.

The Annuity Unit Value for each Subaccount was initially established at $10.00 on the date money was first deposited in that Subaccount. The Annuity Unit Value for any subsequent Business Day is equal to (a) times (b) times (c), where

(a)        =        the Annuity Unit Value for the immediately preceding Business Day;

(b)        =        the Net Investment Factor for the day;

(c) =	the investment result adjustment factor (.99986634 per day), which recognizes an assumed interest rate of 5% per year used in determining the Annuity Payment amounts.

The Net Investment Factor is a factor applied to a Subaccount that reflects daily changes in the value of the Subaccount resulting from:

(a) =	any increase or decrease in the value of the Subaccount attributable to investment results;

(b) =	a daily charge assessed at an annual rate of 0.40% for the mortality and expense risks assumed by TPLIC of the value of the Subaccount;

(c) =	a daily charge for the cost of administering the policy corresponding to an annual charge of 0.15% of the value of the Subaccount.

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The Annuity Tables contained in the policy are based on the A2000 Table, using an assumed annuity commencement date of 2005 (static projection to this point) with dynamic projection using scale G from that point (100% of G for male, 50% of G for females) at the minimum guaranteed interest rate.

EXCHANGES

After the Annuity Date you may, by making a written request, exchange the current value of an existing subaccount to Annuity Units of any other subaccount(s) then available. The written request for an exchange must be received by us, however, in good order, at least ten Business Days before the first payment date on which the exchange is to take effect. An exchange shall result in the same dollar amount as that of the Annuity Payment on the date of exchange (the “Exchange Date”). Each year you may make an unlimited number of free exchanges between Subaccounts. We reserve the right to charge a $10 fee in the future for exchanges in excess of twelve per policy year.

Exchanges will be made using the Annuity Unit Value for the subaccounts on the date the written request for exchange is received. On the Exchange Date, TPLIC will establish a value for the current subaccounts by multiplying the Annuity Unit Value by the number of Annuity Units in the existing subaccounts and compute the number of Annuity Units for the new subaccounts by dividing the Annuity Unit Value of the new subaccounts into the value previously calculated for the existing subaccounts.

STABILIZED PAYMENTS

If you have selected a payout feature that provides for stabilized payments (i.e. the Initial Payment Guarantee), please note that the stabilized payments remain constant throughout each year and are adjusted on your annuitization anniversary. Without stabilized payments, each payment throughout the year would fluctuate based on the performance of your selected subaccounts. To reflect the difference in these payments we adjust (both increase and decrease as appropriate) the number of annuity units. The annuity units are adjusted when we calculate the supportable payment. Supportable payments are used in the calculation of surrender values, death benefits and transfers. On your annuitization anniversary we set the new stabilized payment equal to the current supportable payment. In the case of an increase in the number of variable annuity units, your participation in the future investment performance will be increased because more variable annuity units are credited to you. Conversely, in the case of a reduction of the number of variable annuity units, your participation in the future investment performance will be decreased because fewer variable annuity units are credited to you.

The following table demonstrates, on a purely hypothetical basis, the changes in the number of variable annuity units. The changes in the variable annuity unit values reflect the investment performance of the applicable subaccounts as well as the separate account charge.

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Hypothetical Changes in Annuity Units with Stabilized Payments*
AIR			3.50%

First Variable Payment			$500
		Beginning Annuity Units	Annuity Unit Values	Monthly Payment Without Stabilization	Monthly Stabilized Payment	Adjustments in Annuity Units	Cumulative Adjusted Annuity Units
At Issue:		400.0000	1.250000	$500.00	--	--	400.0000
	February 1	400.0000	1.254526	$501.81	$500.00	0.0084	400.0084
	March 1	400.0000	1.253122	$501.25	$500.00	0.0058	400.0142
	April 1	400.0000	1.247324	$498.93	$500.00	(0.0050)	400.0092
	May 1	400.0000	1.247818	$499.13	$500.00	(0.0040)	400.0051
	June 1	400.0000	1.244178	$497.67	$500.00	(0.0109)	399.9943
	July 1	400.0000	1.250422	$500.17	$500.00	0.0008	399.9951
	August 1	400.0000	1.245175	$498.07	$500.00	(0.0090)	399.9861
	September 1	400.0000	1.251633	$500.65	$500.00	0.0030	399.9891
	October 1	400.0000	1.253114	$501.25	$500.00	0.0058	399.9949
	November 1	400.0000	1.261542	$504.62	$500.00	0.0212	400.0161
	December 1	400.0000	1.265963	$506.39	$500.00	0.0293	400.0454
	January 1	400.0000	1.270547	$508.22	$500.00	0.0387	400.0841
	February 1	400.0841	1.275148	$510.17	$508.33	0.0086	400.0927

Expenses included in the calculations are 0.40% mortality and expense risk fee, 0.15% administrative expenses, 0.00% rider charge, and 1.00% portfolio expenses (1.00% is a hypothetical figure). If higher expenses were charged, the numbers would be lower.

PERFORMANCE INFORMATION

MONEY MARKET SUBACCOUNT YIELDS

Current yield for the Federated Government Money Fund II will be based on the change in the value of a hypothetical investment (exclusive of capital changes) over a particular 7-day period, less a pro-rata share of Subaccount expenses accrued over that period (the “base period”), and stated as a percentage of the investment at the start of the base period (the “base period return”). The base period return is then annualized by multiplying by 365/7, with the resulting yield figure carried to at least the nearest hundredth of one percent.

Calculation of “effective yield” begins with the same “base period return” used in the calculation of yield, which is then annualized to reflect weekly compounding pursuant to the following formula:

Effective Yield = [((Base Period Return)+1)365/7]-1

30-DAY YIELD FOR NON-MONEY MARKET SUBACCOUNTS

Quotations of yield for the remaining subaccounts will be based on all investment income per Unit earned during a particular 30-day period, less expenses accrued during the period (“net investment income”), and will be computed by dividing net investment income by the value of a Unit on the last day of the period, according to the following formula:

YIELD = 2[(a-b + 1)[6]-1]
cd

Where:

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[a]	equals the net investment income earned during the period by the Portfolio attributable to shares owned by a subaccount;
[b]	equals the expenses accrued for the period (net of reimbursement);
[c]	equals the average daily number of Units outstanding during the period; and
[d]	equals the maximum offering price per Accumulation Unit on the last day of the period.

Yield on a subaccount is earned from the increase in net asset value of shares of the Portfolio in which the subaccount invests and from dividends declared and paid by the Portfolio, which are automatically reinvested in shares of the Portfolio.

STANDARDIZED AVERAGE ANNUAL TOTAL RETURN FOR SUBACCOUNTS

When advertising performance of the subaccounts, TPLIC will show the “Standardized Average Annual Total Return,” calculated as prescribed by the rules of the SEC, for each Subaccount. The Standardized Average Annual Total Return is the effective annual compounded rate of return that would have produced the cash redemption value over the stated period had the performance remained constant throughout. The calculation assumes a single $1,000 payment made at the beginning of the period and full redemption at the end of the period. It reflects the deduction of all applicable sales loads (including any contingent deferred sales load), the Annual policy fee and all other Portfolio, Separate Account and policy level charges except Premium Taxes, if any.

Quotations of average annual total return for any Subaccount will be expressed in terms of the average annual compounded rate of return of a hypothetical investment in a policy over a period of one, five and ten years (or, if less, up to the life of the Subaccount), calculated pursuant to the formula:

P(1+T)n=ERV

Where:

(1) [P]	equals a hypothetical initial Premium Payment of $1,000;
(2) [T]	equals an average annual total return;
(3) [n]	equals the number of years; and
(4) [ERV]	equals the ending redeemable value of a hypothetical $1,000 Premium Payment made at the beginning of the period (or fractional portion thereof).

NON-STANDARDIZED AVERAGE ANNUAL TOTAL RETURN

In addition to the standard data discussed above, similar performance data for other periods may also be shown.

TPLIC may also advertise or disclose average annual total return or other performance data in non-standard formats for a subaccount of the separate account. The non-standard performance data may also make other assumptions, such as the amount invested in a subaccount, differences in time periods to be shown, or the effect of partial surrenders or annuity payments.

All non-standard performance data will be advertised only if the standard performance data is also disclosed.

NON-STANDARDIZED ADJUSTED HISTORICAL AVERAGE ANNUAL TOTAL RETURN

TPLIC may show Non-Standardized Adjusted Historical Average Annual Total Return, calculated on the basis of the historical performance of the Portfolios (calculated beginning from the end of the year of inception for each Portfolio) and may assume the policy was in existence prior to its inception date (which it was not). After the policy’s inception date, the calculations will reflect actual Accumulation Unit Values. These returns are based on specified Premium Payment patterns which produce the resulting Accumulated Values. They reflect a deduction for the Separate Account expenses and Portfolio expenses, and 12b-1 fee, if applicable, restated as if the 12b-1 fee had been in existence from the inception date. However, they do not include the Annual policy fee, any sales loads or Premium Taxes (if any), which, if included, would reduce the percentages reported.

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INDIVIDUALIZED COMPUTER GENERATED ILLUSTRATIONS

TPLIC may from time to time use computer-based software available through Morningstar, CDA/Wiesnberger and/or other firms to provide registered representatives and existing and/or potential owners of Policies with individualized hypothetical performance illustrations for some or all of the Portfolios. Such illustrations may include, without limitation, graphs, bar charts and other types of formats presenting the following information: (i) the historical results of a hypothetical investment in a single Portfolio; (ii) the historical fluctuation of the value of a single Portfolio (actual and hypothetical); (iii) the historical results of a hypothetical investment in more than one Portfolio; (iv) the historical performance of two or more market indices in relation to one another and/or one or more Portfolios; (v) the historical performance of two or more market indices in comparison to a single Portfolio or a group of Portfolios; (vi) a market risk/reward scatter chart showing the historical risk/reward relationship of one or more mutual funds or Portfolios to one or more indices and a broad category of similar anonymous variable annuity subaccounts; and (vii) Portfolio data sheets showing various information about one or more Portfolios (such as information concerning total return for various periods, fees and expenses, standard deviation, alpha and beta, investment objective, inception date and net assets).

PERFORMANCE

We periodically advertise performance of the various subaccounts. Performance figures might not reflect charges for options, riders, or endorsements. We may disclose at least three different kinds of non-standard performance. First, we may calculate performance by determining the percentage change in the value of an accumulation unit by dividing the increase (decrease) for that unit by the value of the accumulation unit at the beginning of the period. This performance number reflects the deduction of the mortality and expense risk fees and administrative charges. It does not reflect the deduction of any applicable premium taxes, surrender charges, or fees for any optional riders or endorsements. Any such deduction would reduce the percentage increase or make greater any percentage decrease.

Second, advertisements may also include total return figures, which reflect the deduction of the mortality and expense risk fees and administrative charges. These figures may also include or exclude surrender charges. These figures may also reflect any applicable premium enhancement.

Third, for certain investment portfolios, performance may be shown for the period commencing from the inception date of the investment portfolio (i.e., before commencement of subaccount operations). These figures should not be interpreted to reflect actual historical performance of the subaccounts.

Not all types of performance data presented reflect all of the fees and charges that may be deducted (such as fees for optional benefits); performance figures would be lower if these charges were included.

SAFEKEEPING OF ACCOUNT ASSETS

Title to assets of the Separate Account is held by TPLIC. The assets are kept physically segregated and held separate and apart from TPLIC’s general account assets. The general account contains all of the assets of TPLIC. Records are maintained of all purchases and redemptions of eligible Portfolio shares held by each of the subaccounts and the general account.

STATE REGULATION OF TRANSAMERICA PREMIER LIFE INSURANCE COMPANY

TPLIC is a stock life insurance company organized under the laws of Iowa, and is subject to regulation by the Iowa Department of Commerce, Insurance Division. An annual statement is filed with the Iowa Commissioner of Insurance on or before March 1st of each year covering the operations and reporting on the financial condition of TPLIC as of December 31st of the preceding calendar year. Periodically, the Iowa Commissioner of Insurance examines the financial condition of TPLIC, including the liabilities and reserves of the Separate Account the operations of TPLIC are also examined periodically by the National Association of Insurance Commissioners. In addition, TPLIC is subject to regulation under the insurance laws of the other jurisdictions in which it may operate.

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RECORDS AND REPORTS

All records and accounts relating to the Separate Account will be maintained by TPLIC. As presently required by the Investment Company Act of 1940 and regulations promulgated there under, TPLIC will mail to all policy owners at their last known address of record, at least annually, reports containing such information as may be required under that Act or by any other applicable law or regulation. Policy Owners will also receive confirmation of each financial transaction and any other reports as required by law or regulation. However, for certain routine transactions (for example, regular monthly premiums deducted from your checking account, or regular annuity payments TPLIC sends to you) you may only receive quarterly confirmations.

DISTRIBUTION OF THE POLICIES

We currently offer the policies on a continuous basis. We anticipate continuing to offer the policies, but reserve the right to discontinue the offering.

Transamerica Capital, Inc. (“TCI”) serves as principal underwriter for the policies. TCI’s home office is located at 1801 California Street, Suite 5200 Denver, Colorado 80202. TCI, like TPLIC, is an indirect, wholly owned subsidiary of Aegon USA. TCI is registered as a broker-dealer with the Securities and Exchange Commission under the Securities Exchange Act of 1934, and is a member of FINRA, Inc. TCI is not a member of the Securities Investor Protection Corporation.

The policies are offered to the public through fee-only advisors who are not paid a commission. The policies are also offered to the public through broker-dealers (“selling firms”) that are licensed under the federal securities laws; the selling firm and/or its affiliates are also licensed under state insurance laws. The selling firms have entered into written selling agreements with us and with TCI as principal underwriter for the policies. During fiscal years 2016, 2015 and 2014, TCI paid no amounts in commissions in connection with the sale of the policies.

ADMINISTRATIVE SERVICES POLICIES

We and TCI, the principal underwriter for the policies, have contracted with Planning Corporation of America (“PCA”), a subsidiary of Raymond James & Associates, Inc., to provide certain administrative services to owners who purchase a policy through registered representatives of PCA. The administrative services include customer application processing, agent insurance licensing and appointment process, and aggregation of customer statements.

We pay Planning Corporation of America a fee equal to 0.15% of the amount of assets in the policy that are sold by PCA registered representatives. During 2014, 2015 and 2016, we paid PCA $3,960.80, $3,991.74 and $2,379.45 respectively, in connection with this policy.

We have contracted with Low Load Insurance Services, Inc. (“Low Load”), to provide certain administrative services. The administrative services include customer application or order form processing, ongoing customer service and marketing support. We pay Low Load an annual fee equal to 0.10% of the amount of assets in the Policies that Low Load provides administrative services for registered representatives. During 2014, 2015 and 2016, we paid Low Load $1,813.46, $2,213.21 and $3,043.92 respectively, in connection with this policy.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The financial statements of the Separate Account VA CC as of December 31, 2016 and for the years ended December 31, 2016 and 2015, and the statutory-basis financial statements and schedules of Transamerica Premier Life Insurance Company as of December 31, 2016 and 2015 and for the three years ended December 31, 2016 included in this Statement of Additional Information, have been so included in reliance on the reports of PricewaterhouseCoopers LLP, an independent registered public accounting firm, given upon the authority of such firm as experts in accounting and auditing.

PricewaterhouseCoopers LLP,

One North Wacker Drive

Chicago, IL 60606

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OTHER INFORMATION

A Registration Statement has been filed with the Securities and Exchange Commission, under the Securities Act of 1933 as amended, with respect to the policy discussed in this Statement of Additional Information. Not all of the information set forth in the Registration Statement, amendments and exhibits thereto has been included in this Statement of Additional Information. Statements contained in this Statement of Additional Information concerning the content of the policy and other legal instruments are intended to be summaries. For a complete statement of the terms of these documents, reference should be made to the instruments filed with the Securities and Exchange Commission.

FINANCIAL STATEMENTS

The audited financial statements of certain subaccounts of the Separate Account which are available for investment by Advisor’s Edge policy owners as of December 31, 2016, and for the periods indicated thereon, including the Report of Independent Registered Public Accounting Firm thereon, are included in this Statement of Additional Information.

The audited statutory-basis financial statements and schedules of Transamerica Premier Life Insurance Company as of December 31, 2016, and 2015, and for each of the three years in the period ended December 31, 2016, including the Reports of Independent Registered Public Accounting Firm thereon, also are included in this Statement of Additional Information. They should be distinguished from the financial statements of the subaccounts of the Separate Account which are available for investment by Advisor’s Edge policy owners and should be considered only as bearing on the ability of TPLIC to meet its obligations under the policies. They should not be considered as bearing on the safety or investment performance of the assets held in the Separate Account.

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APPENDIX A

ADDITIONAL DEATH BENEFIT — ADDITIONAL INFORMATION

The following examples illustrate the additional death benefit payable by this rider as well as the effect of a partial surrender on the additional death benefit amount. The client is less than age 70 on the Rider Date.

Example 1

Policy Value on the Rider Date:	$100,000
Premiums paid after the Rider Date before Surrender:	$25,000
Gross Partial Surrenders after the Rider Date:	$30,000
Policy Value on date of Surrender	$150,000
Rider Earnings on Date of Surrender (Policy Value – policy value on Rider Date – Premiums paid after Rider Date + Surrenders since Rider Date that exceeded Rider Earnings = $150,000 - $100,000 - $25,000 + 0):	$25,000
Amount of Surrender that exceeds Rider Earnings ($30,000 - $25,000):	$5,000
Base Policy Death Benefit on the date of Death Benefit Calculation:	$200,000
Policy Value on the date of Death Benefit Calculations	$175,000
Rider Earnings (= Policy Value – policy value on Rider Date – Premiums since Rider Date + Surrenders since Rider Date that exceeded Rider Earnings at time of Surrender = $175,000 - $100,000 - $25,000 + $5,000):	$55,000
Additional Death Benefit Amount (= Additional Death Benefit Factor * Rider Earnings = 40%* $55,000):	$22,000
Total Death Benefit paid (=Base policy death benefit plus Additional Death Benefit Amount):	$222,000

Example 2

Policy Value on the Rider Date:	$100,000
Premiums paid after the Rider Date before Surrender:	$0
Gross Partial Surrenders after the Rider Date:	$0
Base Policy Death Benefit on the date of Death Benefit Calculation:	$100,000
Policy Value on the date of Death Benefit Calculations	$75,000
Rider Earnings (= policy value – policy value on Rider Date – Premiums since Rider Date + Surrenders since Rider Date that exceeded Rider Earnings at time of Surrender = $75,000 - $100,000 - $0 + $0):	$0
Additional Death Benefit Amount (= Additional Death Benefit Factor * Rider Earnings = 40%* $0):	$0
Total Death Benefit paid (=Base policy death benefit plus Additional Death Benefit Amount):	$100,000

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APPENDIX B

ADDITIONAL DEATH BENEFIT - EXTRA — ADDITIONAL INFORMATION

Assume the Additional Death Benefit - Extra is added to a new policy opened with $100,000 initial premium. The client is less than age 70 on the Rider Date. The client chose the 75% Initial Death Benefit Option with a Rider Fee of 0.60%. On the first and second Rider Anniversaries, the policy value is $110,000 and $95,000 respectively when the Rider Fees are deducted. The client adds $25,000 premium in the 3rd Rider Year when the Death Proceeds are equal to $115,000 and then takes a withdrawal of $35,000 during the 4th Rider Year when the Death Proceeds are equal to $145,000. After 5 years, the Death Proceeds have grown to $130,000.

Example

Death Proceeds on Rider Date (equals initial policy value since new policy)	$100,000
Additional Death Benefit during first Rider Year	$0
Rider Fee on first Rider Anniversary (= Rider Fee * policy value = 0.60% * $110,000)	$660
Additional Death Benefit during 2nd Rider Year (= sum of total Rider Fees paid)	$660
Rider Fee on second Rider Anniversary (= Rider Fee * policy value = 0.60% * $95,000)	$570
Additional Death Benefit during 3rd Rider Year (= sum of total Rider Fees paid = $660 + $570)	$1,230
…	…
Future Growth prior to premium payment in 3rd year (= Current Death Proceeds – Death Proceeds on Rider Date – Premiums paid after Rider Date + Withdrawal amounts that exceeded Future Growth prior to withdrawal = $115,000 – $100,000 – $0 + $0)	$15,000
Percentage of Initial Death Proceeds remaining (= Initial Death Benefit Option * Death Proceeds on Rider Date – withdrawal amounts that exceeded Future Growth prior to withdrawal = 75% * $100,000 - $0)	$75,000
Rider Benefit Base (= Future Growth + Percentage of Initial Death Proceeds remaining = $15,000 + $75,000)	$90,000
Future Growth after premium payment (= $140,000 (increased by premium) –$100,000 - $25,000 + $0)	$15,000
Percentage of Initial Death Proceeds remaining (=75% * $100,000 - $0)	$75,000
Rider Benefit Base (=$15,000 + $75,000)	$90,000
…	…
Future Growth prior to withdrawal in 4th Rider Year (= $145,000 – $100,000 - $25,000 + $0)	$20,000
Amount of Withdrawal that exceeds Future Growth prior to withdrawal (= maximum of 0 and $35,000 - $20,000)	$15,000
Future Growth just after withdrawal in 4th Rider Year (= $110,000 (reduced by withdrawal ignoring any potential adjustments on a variable policy) – $100,000 - $25,000 + $15,000)	$0
Percentage of Initial Death Proceeds remaining after withdrawal (= 75% * $100,000 - $15,000)	$60,000
Rider Benefit Base (= $0 + $60,000)	$60,000
…	…
Future Growth after 5 Years (=$130,000 – $100,000 - $25,000 + $15,000)	$20,000
Percentage of Initial Death Proceeds remaining (= 75% * $100,000 - $15,000)	$60,000
Rider Benefit Base (= $20,000 + $60,000)	$80,000
Additional Death Benefit = Rider Benefit Percentage * Rider Benefit Base = 40% * $80,000	$32,000
Total Death Proceeds (= base policy Death Proceeds + Additional Death Benefit Amount = $130,000 + $32,000)	$162,000

17

APPENDIX C

ADDITIONAL DEATH DISTRIBUTION - II — ADDITIONAL INFORMATION

Assume the Additional Death Distribution - II is added to a new policy opened with $100,000 initial premium. The client is less than age 71 on the Rider Date. On the first and second Rider Anniversaries, the policy value is $110,000 and $95,000 respectively when the Rider Fees are deducted. The client adds $25,000 premium in the 3rd Rider Year when the policy value is equal to $115,000 and then takes a withdrawal of $35,000 during the 4th Rider Year when the policy value is equal to $145,000. After 5 years, the policy value is equal to $130,000 and the death proceeds is $145,000.

Example

Account Value on Rider Date (equals initial policy value since new policy)	$100,000
Additional Death Benefit during first Rider Year	$0
Rider Fee on first Rider Anniversary (= Rider Fee * policy value = 0.55% * $110,000)	$605
Additional Death Benefit during 2nd Rider Year (= sum of total Rider Fees paid)	$605
Rider Fee on second Rider Anniversary (= Rider Fee * policy value = 0.55% * $95,000)	$522.50
Additional Death Benefit during 3rd Rider Year (= sum of total Rider Fees paid = $605 + $522.50)	$1,127.50

Rider Benefit Base in 3rd Rider Year prior to Premium addition (= Account Value less premiums added since Rider Date = $115,000 – $0)	$115,000
Rider Benefit Base in 3rd Rider Year after Premium addition (= $140,000 - $25,000)	$115,000

Rider Benefit Base in 4th Rider Year prior to withdrawal (= Account Value less premiums added since Rider Date = $145,000 - $25,000)	$120,000
Rider Benefit Base in 4th Rider Year after withdrawal (Account Value less premiums added since Rider Date =$110,000 - $25,000)	$85,000

Rider Benefit Base after 5th Rider Year (= Account Value less premiums added since Rider Date = $130,000 - $25,000)	$105,000
Additional Death Benefit = Rider Benefit Percentage * Rider Benefit Base = 30% * $105,000	$31,500
Total Death Proceeds (= base policy Death Proceeds + Additional Death Benefit Amount = $145,000 + $31,500)	$176,500

18

FINANCIAL STATEMENTS – STATUTORY BASIS

AND SUPPLEMENTARY INFORMATION

Transamerica Premier Life Insurance Company

Years Ended December 31, 2016, 2015 and 2014

Transamerica Premier Life Insurance Company

Appendix A – Listing of Affiliated Companies

Transamerica Premier Life Insurance Company

Financial Statements – Statutory Basis

and Supplementary Information

Years Ended December 31, 2016, 2015 and 2014

INTERNAL

Report of Independent Auditors

To the Board of Directors of

Transamerica Premier Life Insurance Company

We have audited the accompanying statutory financial statements of Transamerica Premier Life Insurance Company (the “Company”), which comprise the statutory balance sheet as of December 31, 2016 and 2015, and the related statutory statements of operations, of changes in capital and surplus, and of cash flow for the years ended December 31, 2016, 2015, and 2014.

Management’s Responsibility for the Financial Statements

Management is responsible for the preparation and fair presentation of the financial statements in accordance with the accounting practices prescribed or permitted by the Iowa Insurance Division. Management is also responsible for the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free from material misstatement, whether due to fraud or error.

Auditors’ Responsibility

Our responsibility is to express an opinion on the financial statements based on our audits. We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free from material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the financial statements. The procedures selected depend on our judgment, including the assessment of the risks of material misstatement of the financial statements, whether due to fraud or error. In making those risk assessments, we consider internal control relevant to the Company’s preparation and fair presentation of the financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

PricewaterhouseCoopers LLP, One North Wacker

Chicago, IL 60606 T: (312) 298 2000, F: (312) 298 2001 www.pwc.com

1

Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles

As described in Note 1 to the financial statements, the financial statements are prepared by the Company on the basis of the accounting practices prescribed or permitted by the Iowa Insurance Division, which is a basis of accounting other than accounting principles generally accepted in the United States of America.

The effects on the financial statements of the variances between the statutory basis of accounting described in Note 1 and accounting principles generally accepted in the United States of America, although not reasonably determinable, are presumed to be material.

Adverse Opinion on U.S. Generally Accepted Accounting Principles

In our opinion, because of the significance of the matter discussed in the “Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles” paragraph, the financial statements referred to above do not present fairly, in accordance with accounting principles generally accepted in the United States of America, the financial position of the Company as of December 31, 2016 and 2015 or the results of its operations or its cash flows for the years ended December 31, 2016, 2015, and 2014.

Opinion on Statutory Basis of Accounting

In our opinion, the financial statements referred to above present fairly, in all material respects, the admitted assets, liabilities and surplus of the Company as of December 31, 2016 and 2015 and the results of its operations and its cash flows for the years ended December 31, 2016, 2015 and 2014, in accordance with the accounting practices prescribed or permitted by the Iowa Insurance Division described in Note 1.

Other Matter

Our audit was conducted for the purpose of forming an opinion on the statutory basis financial statements taken as a whole. The Supplemental Schedule of Selected Statutory-Basis Financial Data, Supplemental Schedule of Investment Risks Interrogatories – Statutory Basis and Summary Investment Schedule – Statutory Basis (collectively, the “supplemental schedules”) of the Company as of December 31, 2016 and for the year then ended are presented to comply with the National Association of Insurance Commissioners’ Annual Statement Instructions and Accounting Practices and Procedures Manual and for purposes of additional analysis and are not a required part of the statutory-basis financial statements. The supplemental schedules are the responsibility of management and were derived from and relate directly to the underlying accounting and other records used to prepare the statutory-basis financial statements. The

PricewaterhouseCoopers LLP, One North Wacker

Chicago, IL 60606 T: (312) 298 2000, F: (312) 298 2001 www.pwc.com

2

supplemental schedules have been subjected to the auditing procedures applied in the audit of the statutory-basis financial statements and certain additional procedures, including comparing and reconciling such information directly to the underlying accounting and other records used to prepare the statutory-basis financial statements or to the statutory-basis financial statements themselves and other additional procedures, in accordance with auditing standards generally accepted in the United States of America. In our opinion, the supplemental schedules are fairly stated, in all material respects, in relation to the statutory-basis financial statements taken as a whole.

/s/ Pricewaterhouse Coopers, LLP

Chicago, Illinois

April 24, 2017

PricewaterhouseCoopers LLP, One North Wacker

Chicago, IL 60606 T: (312) 298 2000, F: (312) 298 2001 www.pwc.com

3

Transamerica Premier Life Insurance Company

Balance Sheets – Statutory Basis

(Dollars in Thousands, Except per Share Amounts)

	December 31
	2016	2015
Admitted assets
Cash and invested assets:
Cash, cash equivalents and short-term investments	$1,208,373	$883,173
Bonds	13,230,216	14,471,372
Preferred stocks	10,449	6,428
Common stocks:
Affiliated entities (cost: 2016 – $56,261; 2015 – $58,942)	40,104	61,610
Unaffiliated entities (cost: 2016 – $73,118; 2015 – $26,652)	111,964	50,528
Mortgage loans on real estate	1,598,685	1,687,756
Real estate, at cost less accumulated depreciation (2016 – $17,462; 2015 – $43,305):
Home office properties	24,782	25,799
Investment properties	194,408	191,248
Properties held for sale	7,498	10,264
Policy loans	926,400	925,179
Securities lending reinvested collateral assets	425,875	354,051
Derivatives	33,358	42,568
Other invested assets	650,134	649,193

Total cash and invested assets	$18,462,244	$19,359,169
Accrued investment income	$176,993	$185,526
Cash surrender value of life insurance policies	165,912	162,440
Premiums deferred and uncollected	187,663	194,807
Current federal income tax recoverable	5,918	16,936
Net deferred income tax asset	315,217	337,506
Reinsurance receivable	12,160	18,278
Other assets	52,419	54,905
Separate account assets	22,102,315	21,319,849

Total admitted assets	$41,480,842	$41,649,416

4

Transamerica Premier Life Insurance Company

Balance Sheets – Statutory Basis (continued)

(Dollars in Thousands, Except per Share Amounts)

	December 31	December 31
	2016	2015
Liabilities and capital and surplus
Liabilities:
Aggregate reserves for policies and contracts:
Life	$8,422,870	$7,924,978
Annuity	3,344,133	3,363,955
Accident and health	1,043,778	977,785
Policy and contract claim reserves:
Life	115,137	136,059
Accident and health	128,651	130,605
Liability for deposit-type contracts	1,063,250	639,671
Other policyholders’ funds	10,351	14,950
Funds held under reinsurance treaties	628,416	4,020,771
Commissions to agents due or accrued	62,387	49,414
Transfers from separate accounts due or accrued	(75,107)	(105,612)
Unearned investment income	16,339	14,668
Remittances and items not allocated	13,631	49,061
Asset valuation reserve	225,467	270,586
Interest maintenance reserve	278,692	283,137
Derivatives	53,051	22,768
Payable for derivative cash collateral	335,230	309,456
Payable for securities	90,247	3,298
Payable for securities lending	425,875	354,051
Borrowed money	1,346,634	161,834
Payable to parent, subsidiaries and affiliates	64,869	83,509
Other liabilities	106,949	116,645
Separate account liabilities	22,102,315	21,319,849

Total liabilities	39,803,165	40,141,438
Capital and surplus:
Common stock:
Class A common stock, $750 par value, 10,000 shares authorized, 9,818.93 issued and outstanding	7,364	7,364
Class B common stock, $750 par value, 10,000 shares authorized, 3,697.27 issued and outstanding	2,773	2,773
Surplus notes	160,000	160,000
Paid-in surplus	710,132	710,379
Special Surplus Funds	2,105	2,158
Unassigned surplus	795,303	625,304

Total capital and surplus	1,677,677	1,507,978

Total liabilities and capital and surplus	$41,480,842	$41,649,416

5

Transamerica Premier Life Insurance Company

Statements of Operations – Statutory Basis

(Dollars in Thousands)

	Year Ended December 31
	2016	2015	2014
Revenues:
Premiums and other considerations, net of reinsurance:
Life	$1,328,402	$1,217,027	$998,356
Annuity	764,576	778,135	755,165
Accident and health	1,182,595	1,123,016	4,583,806
Net investment income	884,585	840,834	825,970
Amortization of interest maintenance reserve	25,293	24,668	24,763
Commissions and expense allowances on reinsurance ceded	158,779	162,538	46,416
Income from fees associated with investment management, administration and contract guarantees for separate accounts	303,084	318,664	329,455
Reserve adjustment on reinsurance ceded	(180,319)	(397,377)	(272,265)
Consideration on reinsurance transaction	133,475	329	54,150
Other income	29,766	53,238	45,989

	4,630,236	4,121,072	7,391,805
Benefits and expenses:
Benefits paid or provided for:
Life	301,455	284,437	294,262
Accident and health	813,565	732,800	307,628
Annuity benefits	376,323	344,697	327,261
Surrender benefits	1,001,765	1,110,799	1,233,336
Other benefits	86,728	75,448	96,032
Increase (decrease) in aggregate reserves for policies and contracts:
Life	497,892	357,155	217,907
Annuity	(14,166)	(296,314)	(166,726)
Accident and health	65,993	90,920	(68,891)

	3,129,555	2,699,942	2,240,810
Insurance expenses:
Commissions	858,430	828,793	467,288
General insurance expenses	318,938	332,879	297,889
Taxes, licenses and fees	60,229	54,384	59,097
Net transfers from separate accounts	(214,499)	(228,324)	(296,321)
Reinsurance transaction – modco reserve adjustment on reinsurance assumed	9,233	13,925	3,914,522
IMR adjustment due to reinsurance	(55,837)	–	–
Funds withheld ceded investment income	149,017	155,888	150,424
Other expenses	9,456	57,343	25,632

	1,134,968	1,214,888	4,618,531

Total benefits and expenses	4,264,522	3,914,830	6,859,341

6

Transamerica Premier Life Insurance Company

Statements of Operations – Statutory Basis (continued)

(Dollars in Thousands)

	Year Ended December 31
	2016	2015	2014
Dividends to policyholders	$1,088	$1,134	$1,255

Gain from operations before federal income tax (benefit) expense and net realized capital (losses) gains on investments	364,625	205,108	531,209
Federal income tax (benefit) expense	14,355	(29,748)	196,140

Gain from operations before net realized capital (losses) gains on investments	350,270	234,856	335,069
Net realized capital (losses) gains on investments (net of related federal income taxes and amounts transferred to/from interest maintenance reserve)	(11,391)	(21,032)	15,662

Net income	$338,879	$213,824	$350,731

See accompanying notes.

7

Transamerica Premier Life Insurance Company

Statements of Changes in Capital and Surplus —Statutory Basis

(Dollars in Thousands)

	Class A Common Stock	Class B Common Stock	Surplus Notes	Special Surplus Funds	Paid-in Surplus	Unassigned Surplus	Total Capital and Surplus
Balance at January 1, 2014	$7,364	$2,773	$160,000	$—	$909,326	$297,209	$1,376,672
Net Income (loss)	—	—	—	—	—	350,731	350,731
Change in net unrealized capital gains/losses, net of taxes	—	—	—	—	—	(83,256)	(83,256)
Change in net deferred income tax asset	—	—	—	—	—	(23,947)	(23,947)
Change in nonadmitted assets	—	—	—	—	—	(58,865)	(58,865)
Change in reserve on account of change in valuation basis	—	—	—	—	—	428	428
Change in asset valuation reserve	—	—	—	—	—	13,841	13,841
Change in surplus as a result of reinsurance	—	—	—	—	—	267,941	267,941
Dividends to stockholders	—	—	—	—	—	(50,000)	(50,000)
Other changes, net	—	—	—	2,573	719	(22,132)	(18,840)

Balance at December 31, 2014	$7,364	$2,773	$160,000	$2,573	$910,045	$691,950	$1,774,705
Net income (loss)	—	—	—	—	—	213,824	213,824
Change in net unrealized capital gains/losses, net of taxes	—	—	—	—	—	(12,492)	(12,492)
Change in net deferred income tax asset	—	—	—	—	—	121,924	121,924
Change in nonadmitted assets	—	—	—	—	—	(70,668)	(70,668)
Change in reserve on account of change in valuation basis	—	—	—	—	—	(228,062)	(228,062)
Change in asset valuation reserve	—	—	—	—	—	(12,997)	(12,997)
Change in surplus as a result of reinsurance	—	—	—	—	—	(98,071)	(98,071)
Cumulative effect of change in accounting principles	—	—	—	—	—	30,444	30,444
Return of capital	—	—	—	—	(200,000)	—	(200,000)
Other changes, net	—	—	—	(415)	334	(10,548)	(10,629)

Balance at December 31, 2015	$7,364	$2,773	$160,000	$2,158	$710,379	$625,304	$1,507,978

8

Transamerica Premier Life Insurance Company

Statements of Changes in Capital and Surplus – Statutory Basis (continued)

(Dollars in Thousands)

	Class A Common Stock	Class B Common Stock	Surplus Notes	Special Surplus Funds	Paid-in Surplus	Unassigned Surplus	Total Capital and Surplus
Balance at January 1, 2016	$7,364	$2,773	$160,000	$2,158	$710,379	$625,304	$1,507,978
Net income (loss)	—	—	—	—	—	338,879	$338,879
Change in net unrealized capital gains/losses,net of tax	—	—	—	—	—	(16,737)	$(16,737)
Change in net deferred income tax asset	—	—	—	—	—	(42,535)	$(42,535)
Change in other nonadmitted assets	—	—	—	—	—	46,683	$46,683
Change in asset valuation reserve	—	—	—	—	—	45,119	$45,119
Change in surplus as a result of reinsurance	—	—	—	—	—	(73,924)	$(73,924)
Dividend to Stockholders	—	—	—	—	—	(125,000)	$(125,000)
Other changes, net	—	—	—	(53)	(248)	(2,485)	$(2,785)

Balance at December 31, 2016	$7,364	$2,773	$160,000	$2,105	$710,131	$795,304	$1,677,677

See accompanying notes.

9

Transamerica Premier Life Insurance Company

Statements of Cash Flow – Statutory Basis

(Dollars in Thousands)

	Year Ended December 31
	2016	2015	2014
Operating activities
Premiums collected, net of reinsurance	$3,044,424	$3,130,025	$6,330,343
Net investment income	887,716	882,391	869,754
Miscellaneous income	365,830	257,013	244,597
Benefit and loss related payments	(2,603,139)	(2,600,351)	(2,291,355)
Net transfers from separate accounts	245,004	274,415	360,633
Commissions, expenses paid, and other deductions	(1,410,231)	(1,462,818)	(4,660,707)
Dividends paid to policyholders	(1,178)	(1,233)	(1,316)
Federal income taxes (paid) received	(12,516)	(132,592)	(83,769)

Net cash provided by operating activities	515,910	346,850	768,180
Investing activities
Proceeds from investments sold, matured or repaid:
Bonds	2,676,294	3,804,173	1,992,267
Stocks	6,453	53,689	3,662
Mortgage loans	209,326	586,271	206,081
Real estate and properties held for sale	7,206	1,804	4,082
Other invested assets	152,116	292,198	123,279
Securities lending reinvested collateral assets	—	—	114,129
Derivatives	217	—	37,103
Miscellaneous proceeds	97,866	8,614	165,730

Total investment proceeds	3,149,478	4,746,749	2,646,333
Costs of investments acquired:
Bonds	(3,699,101)	(4,025,603)	(2,468,084)
Stocks	(54,630)	(887)	(31,395)
Mortgage loans	(353,355)	(377,635)	(339,734)
Real estate and properties held for sale	(13,146)	(2,332)	(7,116)
Other invested assets	(192,886)	(260,265)	(179,832)
Derivatives	—	(43,878)	—
Securities lending reinvested collateral assets	(71,824)	(57,705)	—
Miscellaneous applications	(1,062)	(84,014)	(173,295)

Total cost of investments acquired	(4,386,004)	(4,852,319)	(3,199,456)
Net increase in policy loans	(1,221)	(2,210)	(9,620)

Net cost of investments acquired	(4,387,225)	(4,854,529)	(3,209,076)

Net cash provided by (used in) investing activities	(1,237,747)	(107,781)	(562,743)

10

Transamerica Premier Life Insurance Company

Statements of Cash Flow – Statutory Basis (continued)

(Dollars in Thousands)

	Year Ended December 31
	2016	2015	2014
Financing and miscellaneous activities
Net withdrawals on deposit-type contracts and other insurance liabilities	$(171,072)	$(44,010)	$(1,007,531)
Change in:
Reinsurance on deposit-type contracts and other insurance liabilities	113,696	(3,437)	995,438
Borrowed funds	1,184,168	(129,114)	210,207
Funds held under reinsurance treaties with unauthorized reinsurers	6,316	(32,215)	(489,686)
Receivable from parent, subsidiaries and affiliates	—	80,661	(3,694)
Payable to parent, subsidiaries and affiliates	(18,640)	82,899	610
Payable for securities lending	71,824	57,705	114,129
Other cash (applied) provided	(14,007)	81,729	(29,494)
Dividends to stockholders	(125,000)	—	(50,000)
Capital contribution received (provided)	(248)	(200,000)	135,000

Net cash used in financing and miscellaneous activities	1,047,037	(105,782)	(125,021)

Net increase (decrease) in cash, cash equivalents and short-term investments	325,200	133,287	80,416
Cash, cash equivalents and short-term investments:
Beginning of year	883,173	749,886	669,470

End of year	$1,208,373	$883,173	$749,886

See accompanying notes.

11

Transamerica Premier Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Thousands)

December 31, 2016

1. Organization and Summary of Significant Accounting Policies

Organization

Transamerica Premier Life Insurance Company (the Company, formerly known as Monumental Life Insurance Company) is a stock life insurance company owned by Commonwealth General Corporation (CGC). CGC is an indirect, wholly-owned subsidiary of AEGON N.V., a holding company organized under the laws of The Netherlands.

On October 1, 2014, the Company completed a merger with Western Reserve Life Assurance Co. of Ohio (WRL). The merger was accounted for in accordance with Statement of Statutory Accounting Principles (SSAP) No. 68, Business Combinations and Goodwill, as a statutory merger. As such, financial statements for periods prior to the merger were combined and the recorded assets, liabilities and surplus of WRL were carried forward to the merged company. As a result of the merger, WRL’s common stock was deemed cancelled by operation of law. In exchange for its agreement to merge WRL into the Company, AEGON USA, LLC (AEGON), the parent of WRL, received one share of common stock of CGC.

12

Transamerica Premier Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

Nature of Business

The Company sells a full line of insurance products, including individual, credit, group, variable universal life and variable annuity coverages under life, annuity and accident and health policies as well as investment products, including guaranteed interest contracts and funding agreements. The Company is licensed in 50 states, the District of Columbia, Guam, American Samoa, US Virgin Islands, Northern Mariana Islands, Canada, and Puerto Rico. Sales of the Company’s products are through agents, brokers, financial planners, independent representatives, financial institutions, stockbrokers and direct response methods. The majority of the Company’s new life insurance, and a portion of new annuities, are written through an affiliated marketing organization.

Basis of Presentation

The preparation of financial statements of insurance companies requires management to make estimates and assumptions that affect amounts reported in the financial statements and accompanying notes. Such estimates and assumptions could change in the future as more information becomes known, which could impact the amounts reported and disclosed herein.

The accompanying financial statements have been prepared in conformity with accounting practices prescribed or permitted by the Iowa Insurance Division, which practices differ from accounting principles generally accepted in the United States (GAAP). The more significant variances from GAAP are as follows:

Investments: Investments in bonds, including affiliated bonds and mandatory redeemable preferred stocks are reported at amortized cost or fair value based on their National Association of Insurance Commissioners (NAIC) rating; for GAAP, such fixed maturity investments would be designated at purchase as held-to-maturity, trading or available-for-sale. Held-to-maturity fixed investments would be reported at amortized cost, and the remaining fixed maturity investments would be reported at fair value with unrealized holding gains and losses reported in earnings for those designated as trading and as a separate component of other comprehensive income (OCI) for those designated as available-for-sale. Fair value for GAAP is based on indices, third-party pricing services, brokers, external fund managers and internal models. For statutory reporting, the NAIC allows insurance companies to report the fair value determined by the Securities Valuation Office of the NAIC (SVO) or determine the fair value by using a permitted valuation method.

All single class and multi-class mortgage-backed/asset-backed securities (e.g., CMOs) are adjusted for the effects of changes in prepayment assumptions on the related accretion of discount or amortization of premium of such securities using either the retrospective or prospective methods. If the fair value of the mortgage-backed/asset-backed security is less than

13

Transamerica Premier Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

amortized cost, an entity shall assess whether the impairment is other-than-temporary. An other-than-temporary impairment (OTTI) is also considered to have occurred if the fair value of the mortgage-backed/asset-backed security is less than its amortized cost basis and the entity intends to sell the security or the entity does not have the intent and ability to hold the security for a period of time sufficient to recover the amortized cost basis. An OTTI is also considered to have occurred if the discounted estimated future cash flows are less than the amortized cost basis of the security.

If it is determined an OTTI has occurred as a result of the cash flow analysis, the security is written down to the discounted estimated future cash flows. If an OTTI has occurred due to intent to sell or lack of intent and ability to hold, the security is written down to fair value.

For GAAP, all securities, purchased or retained, that represent beneficial interests in securitized assets (e.g., CMO, CBO, CDO, CLO, MBS and ABS securities), other than high credit quality securities, are adjusted using the prospective method when there is a change in estimated future cash flows. If high credit quality securities are adjusted, the retrospective method is used. If it is determined that a decline in fair value is other-than-temporary and the entity intends to sell the security or more likely than not will be required to sell the security before recovery of its amortized cost basis less any current period credit loss, the OTTI should be recognized in earnings equal to the entire difference between the amortized cost basis and its fair value at the impairment date. If the entity does not intend to sell the security and it is not more likely than not that the entity will be required to sell the security before recovery, the OTTI should be separated into a) the amount representing the credit loss, which is recognized in earnings, and b) the amount related to all other factors, which is recognized in OCI, net of applicable taxes.

Derivative instruments used in hedging transactions that meet the criteria of an effective hedge are valued and reported in a manner that is consistent with the hedged asset or liability. Embedded derivatives are not accounted for separately from the host contract. Derivative instruments used in hedging transactions that do not meet or no longer meet the criteria of an effective hedge are accounted for at fair value, and the changes in the fair value are recorded in unassigned surplus as unrealized gains and losses. Under US GAAP, the effective and ineffective portions of a single hedge are accounted for separately, and the change in fair value for cash flow hedges is credited or charged directly to a separate component of OCI rather than to income as required for fair value hedges, and an embedded derivative within a contract that is not clearly and closely related to the economic characteristics and the risk of the host contract is accounted for separately from the host contract and valued and reported at fair value.

Derivative instruments are also used in replication (synthetic asset) transactions. In these transactions, the derivative is valued in a manner consistent with the cash instrument and replicated asset. For US GAAP, the derivative is reported at fair value, with the changes in fair value reported in income.

14

Transamerica Premier Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

Investments in real estate are reported net of related obligations rather than on a gross basis as for GAAP. Real estate owned and occupied by the Company is included in investments rather than reported as an operating asset as under GAAP, and investment income and operating expenses for statutory reporting include rent for the Company’s occupancy of those properties. Changes between depreciated cost and admitted amounts are credited or charged directly to unassigned surplus rather than to income as would be required under GAAP.

Valuation allowances are established for mortgage loans, if necessary, based on the difference between the net value of the collateral, determined as the fair value of the collateral less estimated costs to obtain and sell, and the recorded investment in the mortgage loan. Under GAAP, such allowances are based on the present value of expected future cash flows discounted at the loan’s effective interest rate or, if foreclosure is probable, on the estimated fair value of the collateral.

The initial valuation allowance and subsequent changes in the allowance for mortgage loans are charged or credited directly to unassigned surplus as part of the change in asset valuation reserve (AVR), rather than being included as a component of earnings as would be required under GAAP.

Valuation Reserves: Under a formula prescribed by the NAIC, the Company defers the portion of realized capital gains and losses on sales of fixed income investments, principally bonds and mortgage loans, attributable to changes in the general level of interest rates and amortizes those deferrals over the remaining period to maturity of the bond or mortgage loan based on groupings of individual securities sold in five-year bands. That net deferral is reported as the interest maintenance reserve (IMR) in the accompanying balance sheets. Realized capital gains and losses are reported in income net of federal income tax and transfers to the IMR. Under GAAP, realized capital gains and losses are reported in the statement of operations on a pre-tax basis in the period that the assets giving rise to the gains or losses are sold.

The AVR provides a valuation allowance for invested assets. The AVR is determined by an NAIC prescribed formula with changes reflected directly in unassigned surplus; AVR is not recognized for GAAP.

Subsidiaries: The accounts and operations of the Company’s subsidiaries are not consolidated with the accounts and operations of the Company as would be required under GAAP.

15

Transamerica Premier Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

Policy Acquisition Costs: The costs of acquiring and renewing business are expensed when incurred. Under GAAP, incremental costs directly related to the successful acquisition of insurance and investment contracts are deferred. For traditional life insurance and certain long-duration accident and health insurance, to the extent recoverable from future policy revenues, acquisition costs would be deferred and amortized over the premium-paying period of the related policies using assumptions consistent with those used in computing policy benefit reserves. For universal life insurance and investment products, to the extent recoverable from future gross profits, deferred policy acquisition costs are amortized generally in proportion to the present value of expected gross profits from surrender charges and investment, mortality and expense margins.

Value of Business Acquired: Under GAAP, value of business acquired (VOBA) is an intangible asset resulting from a business combination that represents that excess of book value over the estimated fair value of acquired insurance, annuity, and investment-type contracts inforce at the acquisition date. The estimated fair value of the acquired liabilities is based on projections, by each block of business, of future contracts and contract changes, premiums, mortality and morbidity, separate account performance, surrenders, operation expenses, investment returns, nonperformance risk adjustment and other factors. VOBA is not recognized under the NAIC Accounting Practices and Procedures Manual (NAIC SAP).

Separate Accounts with Guarantees: Some of the Company’s separate accounts provide policyholders with a guaranteed return. In accordance with the guarantees provided, if the investment proceeds are insufficient to cover the rate of return guaranteed for the product, the policyholder proceeds will be remitted by the general account. These separate accounts are included in the general account for GAAP due to the nature of the guaranteed return.

Nonadmitted Assets: Certain assets designated as “nonadmitted”, primarily net deferred tax assets and agent balances and other assets not specifically identified as an admitted asset within the NAIC SAP, are excluded from the accompanying balance sheets and are charged directly to unassigned surplus. Under GAAP, such assets are included in the balance sheet to the extent they are not impaired.

Universal Life and Annuity Policies: Revenues for universal life and annuity policies with mortality or morbidity risk (including annuities with purchase rate guarantees) consist of the entire premium received. Benefits incurred represent surrenders and death benefits paid and the change in policy reserves. Premiums received and benefits incurred for annuity policies without mortality or morbidity risk and guaranteed interest in group annuity contracts are recorded directly to a policy reserve account using deposit accounting, without recognizing premium income or benefits expense. Interest on these policies is reflected in other benefits. Under GAAP, for universal life policies, premiums received in excess of policy charges would not be recognized as premium revenue and benefits would represent interest credited to the account values and the excess of benefits paid over the policy account value. Under GAAP, for all annuity policies without significant mortality risk, premiums received and benefits paid would be recorded directly to the reserve liability using deposit accounting.

16

Transamerica Premier Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

Benefit Reserves: Certain policy reserves are calculated based on statutorily required interest and mortality assumptions rather than on estimated expected experience or actual account balances as would be required under GAAP.

Reinsurance: Any reinsurance amounts deemed to be uncollectible have been written off through a charge to operations. In addition, a liability for reinsurance balances would be established for unsecured policy reserves ceded to reinsurers not authorized to assume such business. Changes to the liability are credited or charged directly to unassigned surplus. Under GAAP, an allowance for amounts deemed uncollectible would be established through a charge to earnings.

Losses associated with an indemnity reinsurance transaction are reported within income when incurred rather than being deferred and amortized over the remaining life of the underlying reinsured contracts as would be required under GAAP.

Policy and contract liabilities ceded to reinsurers have been reported as reductions of the related reserves rather than as assets as would be required under GAAP.

Commissions allowed by reinsurers on business ceded are reported as income when incurred rather than being deferred and amortized with deferred policy acquisition costs as required under GAAP.

Under GAAP, for certain reinsurance agreements whereby assets are retained by the ceding insurer (such as funds withheld or modified coinsurance) and a return is paid based on the performance of underlying investments, the liabilities for these reinsurance arrangements must be adjusted to reflect the fair value of the invested assets. The NAIC SAP does not contain a similar requirement.

Deferred Income Taxes: The Company computes deferred income taxes in accordance with SSAP No. 101, Income Taxes, A Replacement of SSAP No. 10R and SSAP No. 10. Under SSAP No. 101, admitted adjusted deferred income tax assets are limited to 1) the amount of federal income taxes paid in prior years that can be recovered through loss carrybacks for existing temporary differences that reverse during a timeframe corresponding with the Internal Revenue Service tax loss carryback provisions, not to exceed three years, plus 2) the amount of adjusted gross deferred income tax assets expected to be realized within three years limited to an amount that is no greater than 15% of current period’s adjusted statutory capital and surplus, plus 3) the amount of remaining adjusted gross deferred income tax assets that can be offset

17

Transamerica Premier Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

against existing gross deferred income tax liabilities after considering the character (i.e., ordinary versus capital) and reversal patterns of the deferred tax assets and liabilities. The remaining adjusted deferred income tax assets are nonadmitted. Deferred state income taxes are not recorded under SSAP No. 101, whereas under GAAP state income taxes are included in the computation of deferred income taxes.

Goodwill: Goodwill is measured as the difference between the cost of acquiring the entity and the reporting entity’s share of the book value of the acquired entity. Goodwill is admitted subject to an aggregate limitation of ten percent of the capital and surplus in the most recently filed annual statement excluding electronic data processing equipment, operating system software, net deferred income tax assets and net positive goodwill. Excess goodwill is nonadmitted. Goodwill is amortized over ten years. Under GAAP, goodwill is measured as the excess of the consideration transferred plus the fair value of any noncontrolling interest in the acquiree at the acquisition date as compared to the fair values of the identifiable net assets acquired. Goodwill is not amortized but is assessed for impairment on an annual basis, or more frequently if circumstances indicate that a possible impairment has occurred.

Policyholder Dividends: Policyholder dividends are recognized when declared rather than over the term of the related policies as would be required under GAAP.

Surplus Notes: Surplus notes are reported as surplus rather than liabilities as would be required under GAAP.

Statements of Cash Flow: Cash, cash equivalents and short-term investments in the statements of cash flow represent cash balances and investments with initial maturities of one year or less. Under GAAP, the corresponding caption of cash and cash equivalents includes cash balances and investments with initial maturities of three months or less.

Securities Lending Assets and Liabilities: For securities lending programs, cash collateral received which may be sold or re-pledged by the Company is reflected as a one-line entry on the balance sheet (securities lending reinvested collateral assets) and a corresponding liability is established to record the obligation to return the cash collateral. Collateral received which may not be sold or re-pledged is not recorded on the Company’s balance sheet. Under GAAP, the reinvested collateral is included within invested assets (i.e. it is not one-line reported).

The effects of the foregoing variances from GAAP on the accompanying statutory-basis financial statements have not been determined by the Company, but are presumed to be material.

18

Transamerica Premier Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

Other significant accounting policies are as follows:

Investments

Investments in bonds, except those to which the SVO has ascribed an NAIC designation of 6, are reported at amortized cost using the interest method.

Hybrid securities, as defined by the NAIC, are securities designed with characteristics of both debt and equity and provide protection to the issuer’s senior note holders. These securities meet the definition of a bond, in accordance with SSAP No. 26, Bonds, excluding Loan-backed and Structured Securities and therefore, are reported at amortized cost or fair value based upon their NAIC rating.

Single class and multi-class mortgage-backed/asset-backed securities are valued at amortized cost using the interest method, including anticipated prepayments, except for those with an initial NAIC designation of 6, which are valued at the lower of amortized cost or fair value. Prepayment assumptions are obtained from dealer surveys or internal estimates and are based on the current interest rate and economic environment. The retrospective adjustment method is used to value all such securities, except principal-only and interest-only securities, which are valued using the prospective method.

The Company closely monitors below investment grade holdings and investment grade issuers, where the Company has concerns, to determine if an OTTI has occurred. The Company also regularly monitors industry sectors. The Company considers relevant facts and circumstances in evaluating whether the impairment is other-than-temporary including: (1) the probability of the Company collecting all amounts due according to the contractual terms of the security in effect at the date of acquisition; (2) the Company’s decision to sell a security prior to its maturity at an amount below its carrying amount; and (3) the Company’s ability to hold a structured security for a period of time to allow for recovery of the value to its carrying amount. Additionally, financial condition, near term prospects of the issuer and nationally recognized credit rating changes are monitored. Non-structured securities in unrealized loss positions that are considered other-than-temporary are written down to fair value. Structured securities considered other-than-temporarily impaired are written down to discounted estimated cash flows if the impairment is the result of cash flow analysis. If the Company has an intent to sell or lack of ability to hold a structured security, it is written down to fair value. For structured securities, cash flow trends and underlying levels of collateral are monitored. The Company will record a charge to the statement of operations to the extent that these securities are determined to be other-than-temporarily impaired.

Investments in both affiliated and unaffiliated preferred stocks in good standing are reported at cost or amortized cost. Investments in preferred stocks are stated at amortized cost, except those with NAIC designations RP4 to RP6 and P4 to P6, which are reported at lower of amortized cost or fair value, and the related net unrealized capital gains (losses) are reported in unassigned surplus along with any adjustment for federal income taxes.

19

Transamerica Premier Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

Common stocks of unaffiliated companies are reported at fair value and the related net unrealized capital gains or losses are reported in unassigned surplus along with any adjustment for federal income taxes.

If the Company determines that a decline in the fair value of a common stock or a preferred stock is other-than-temporary, the Company writes it down to fair value as the new cost basis and the amount of the write down is accounted for as a realized loss in the statement of operations. The Company considers the following factors in determining whether a decline in value is other-than-temporary: (a) the financial condition and prospects of the issuer; (b) whether or not the Company has made a decision to sell the investment; and (c) the length of time and extent to which the value has been below cost.

Common stocks of affiliated noninsurance subsidiaries are reported based on underlying audited GAAP equity. The net change in the subsidiaries’ equity is included in the change in net unrealized capital gains or losses, reported in unassigned surplus along with any adjustment for federal income taxes.

There are no restrictions on common or preferred stock.

Short-term investments include investments with remaining maturities of one year or less at the time of acquisition and are principally stated at amortized cost.

Cash equivalents are short-term highly liquid investments with original maturities of three months or less and are principally stated at amortized cost.

Mortgage loans are reported at unpaid principal balances, less an allowance for impairment. A mortgage loan is considered to be impaired when it is probable that the Company will be unable to collect all principal and interest amounts due according to the contractual terms of the mortgage agreement. When management determines that the impairment is other-than-temporary, the mortgage loan is written down to realizable value and a realized loss is recognized.

Land is reported at cost. Real estate occupied by the Company is reported at depreciated cost net of encumbrances. Real estate held for the production of income is reported at depreciated cost net of related obligations. Real estate that the Company classifies as held for sale is measured at lower of carrying amount or fair value less cost to sell. Depreciation is calculated on a straight-line basis over the estimated useful lives of the properties. The Company recognizes an impairment loss if the Company determines that the carrying amount of the real estate is not

20

Transamerica Premier Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

recoverable and exceeds its fair value. The Company deems that the carrying amount of the asset is not recoverable if the carrying amount exceeds the sum of undiscounted cash flows expected to result from the use and disposition. The impairment loss is measured as the amount by which the asset’s carrying value exceeds its fair value.

Policy loans are reported at unpaid principal balances.

The Company has minority ownership interests in joint ventures and limited partnerships. The Company carries these investments based on its interest in the underlying audited GAAP equity of the investee. For a decline in the fair value of an investment in a joint venture or limited partnership which is determined to be other-than-temporary, the Company writes it down to fair value as the new cost basis and the amount of the write down is accounted for as a realized loss in the statement of operations. The Company considers an impairment to have occurred if it is probable that the Company will be unable to recover the carrying amount of the investment or if there is evidence indicating inability of the investee to sustain earnings which would justify the carrying amount of the investment.

The Company’s investment in reverse mortgages is recorded net of an appropriate actuarial reserve. The actuarial reserve is calculated using the projected cash flows from the reverse mortgage product. Assumptions used in the actuarial model include an estimate of current home values, projected cash flows from the realization of the appreciated value of the property from its eventual sale (subject to certain limitations in the contract), mortality and termination rates based on group annuity mortality tables adjusted for the Company’s experience and a constant interest rate environment. The carrying amount of the investment in reverse mortgages of $19,501 and $23,102 at December 31, 2016 and 2015, respectively, is net of the reserve of $8,233 and $10,767, respectively. Interest income of $1,261 and $1,526 was recognized for the years ended December 31, 2016 and 2015 respectively. The Company’s commitment includes making advances to the borrower until termination of the contract. The contract is terminated at the time the borrower moves, sells the property, dies, repays the loan balance or violates the provisions of the loan contract.

Investments in Low Income Housing Tax Credit (LIHTC) properties are valued at amortized cost. Tax credits are recognized in operations in the tax reporting year in which the tax credit is utilized by the Company. The carrying value is amortized over the life of the investment. Amortization is calculated as a ratio of the current year tax credits and tax benefits compared to the total expected tax credits and tax benefits over the life of the investment.

Other “admitted assets” are valued principally at cost, as required or permitted by the Iowa Insurance Laws.

21

Transamerica Premier Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

Realized capital gains and losses are determined using the specific identification method and are recorded net of related federal income taxes. Changes in admitted asset carrying amounts of bonds, mortgage loans, common and preferred stocks are credited or charged directly to unassigned surplus.

Interest income is recognized on an accrual basis. The Company does not accrue income on bonds in default, mortgage loans on real estate in default and/or foreclosure or which are delinquent more than twelve months, or on real estate where rent is in arrears for more than three months. Income is also not accrued when collection is uncertain. In addition, accrued interest is excluded from investment income when payment exceeds 90 days past due. At December 31, 2016 and 2015, the Company excluded investment income due and accrued for bonds in default of $89 and $1,088, respectively, with respect to such practices.

For dollar repurchase agreements, the Company receives cash collateral in an amount at least equal to the fair value of the securities transferred by the Company in the transaction as of the transaction date. Cash received as collateral is invested as needed or used for general corporate purposes of the Company.

Derivative Instruments

Overview: The Company may use various derivative instruments (options, caps, floors, swaps, foreign currency forwards, and futures) to manage risks related to its ongoing business operations. On the transaction date of the derivative instrument, the Company designates the derivative as either (A) hedging (fair value, foreign currency fair value, cash flow, foreign currency cash flow, forecasted transactions or net investment in a foreign operation), (B) Replications, (C) income generation and (D) held for other investment/risk management activities. (B) Replications, (C) income generation and (D) held for other investment/risk management activities do not qualify for hedge accounting under SSAP No. 86, Accounting for Derivative Instruments and Hedging Activities (SSAP No. 86).

Derivative instruments used in hedging relationships are accounted for on a basis that is consistent with the hedged item (amortized cost or fair value). Derivative instruments used in replication relationships are accounted for on a basis that is consistent with the cash instrument and the replicated asset (amortized cost or fair value). Derivative instruments used in income generation relationships are accounted for on a basis that is consistent with the associated covered asset or underlying interest to which the derivative relates (amortized cost or fair value). Derivative instruments held for other investment/risk management activities are measured at fair value with value adjustments recorded in unassigned surplus.

Derivative instruments are subject to market risk, which is the possibility that future changes in market prices may make the instruments less valuable. The Company uses derivatives as hedges,

22

Transamerica Premier Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

consequently, when the value of the hedged asset or liability changes, the value of the hedging derivative is expected to move in the opposite direction. Market risk is a consideration when changes in the value of the derivative and the hedged item do not completely offset (correlation or basis risk) which is mitigated by active measuring and monitoring.

The Company is exposed to credit-related losses in the event of non-performance by counterparties to derivative instruments, but it does not expect any counterparties to fail to meet their obligations given their high credit rating of ‘A’ or better. The credit exposure of interest rate swaps and currency swaps is represented by the fair value of contracts, aggregated at a counterparty level, with a positive fair value at the reporting date. The Company has entered into collateral agreements with certain counterparties wherein the counterparty is required to post assets on the Company’s behalf. The posted amount is equal to the difference between the net positive fair value of the contracts and an agreed upon threshold that is based on the credit rating of the counterparty. Inversely, if the net fair value of all contracts with this counterparty is negative, then the Company is required to post assets instead.

Instruments: Interest rate swaps are the primary derivative financial instruments used in the overall asset/liability management process to modify the interest rate characteristics of the underlying asset or liability. These interest rate swaps generally provide for the exchange of the difference between fixed and floating rate amounts based on an underlying notional amount. Typically, no cash is exchanged at the outset of the swap contract and a single net payment is exchanged each due date. Swaps that meet hedge accounting rules are carried in a manner consistent with the hedged item, generally at amortized cost, on the financial statements. If the swap is terminated prior to maturity, proceeds are exchanged equal to the fair value of the contract. These gains and losses may be included in IMR or AVR if the underlying instrument receives that treatment. Swaps not meeting hedge accounting rules are carried at fair value with fair value adjustments recorded in unassigned surplus.

Total return swaps are used in the asset/liability management process to mitigate the delta risk created when the Company has issued minimum guarantee insurance contracts linked to an index. These total return swaps generally provide for the exchange of the difference between fixed leg (tied to the Standard & Poor’s (S&P) or other global market financial index) and floating leg (tied to the London Interbank Offered Rate (LIBOR)) amounts based on an underlying notional amount (also tied to the underlying index). Typically, no cash is exchanged at the outset of the swap contract and a single net payment is exchanged each due date. Swaps that meet hedge accounting rules are carried in a manner consistent with the hedged item, generally at amortized cost, on the financial statements. If the swap is terminated prior to maturity, proceeds are exchanged equal to the fair value of the contract. These gains and losses may be included in IMR or AVR if the underlying instrument receives that treatment. Swaps not meeting hedge accounting rules are carried at fair value with fair value adjustments recorded in capital and surplus.

23

Transamerica Premier Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

Variance swaps are used in the asset/liability management process to mitigate the gamma risk created when the Company has issued minimum guarantee insurance contracts linked to an index. These variance swaps are similar to volatility options where the underlying index provides for the market value movements. Variance swaps do not accrue interest. Typically, no cash is exchanged at the outset of initiating the variance swap and a single receipt or payment occurs at the maturity or termination of the contract. Variance swaps that meet hedge accounting rules are carried in a manner consistent with the hedged item, generally at amortized cost, on the financial statements. If terminated prior to maturity, proceeds are exchanged equal to the fair value of the contract. These gains and losses may be included in IMR or AVR if the underlying instrument receives that treatment. Swaps not meeting hedge accounting rules are carried at fair value with fair value adjustments recorded in capital and surplus.

Interest rate basis swaps are used in the overall asset/liability management process to modify the interest rate characteristics of the underlying liability to mitigate the basis risk of assets and liabilities resetting on different indices. These interest rate swaps generally provide for the exchange of the difference between a floating rate on one index to a floating rate of another index, based upon an underlying notional amount. Typically, no cash is exchanged at the outset of the swap contract and a single net payment is exchanged at each due date. Swaps meeting hedge accounting rules are carried in a manner consistent with the hedged item, generally at amortized cost, on the financial statements. If the swap is terminated prior to maturity, proceeds are exchanged equal to the fair value of the contract. These gains and losses may be included in IMR or AVR if the underlying instrument receives that treatment. Swaps not meeting hedge accounting rules are carried at fair value with fair value adjustments recorded in unassigned surplus.

Cross currency swaps are utilized to mitigate risks when the Company holds foreign denominated assets or liabilities, therefore converting the asset or liability to a U.S. dollar denominated security. These cross currency swap agreements involve the exchange of two principal amounts in two different currencies at the prevailing currency rate at contract inception. During the life of the swap, the counterparties exchange fixed or floating rate interest payments in the swapped currencies. At maturity, the principal amounts are again swapped at a pre-determined rate of exchange. Each asset or liability is hedged individually where the terms of the swap must meet the terms of the hedged instrument. For swaps qualifying for hedge accounting, the premium or discount is amortized into income over the life of the contract, and the foreign currency translation adjustment is recorded as unrealized gain/loss in capital and surplus. Swaps not meeting hedge accounting rules are carried at fair value with fair value adjustments recorded in capital and surplus. If a swap is terminated prior to maturity, proceeds are exchanged equal to the fair value of the contract. These gains and losses may be included in IMR or AVR if the hedged instrument receives that treatment.

24

Transamerica Premier Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

Futures contracts are used to hedge the liability risk associated with when the Company issues products providing the customer a return based on various global market indices. Futures are marked to market on a daily basis whereby a cash payment is made or received by the Company. These payments are recognized as realized gains or losses in the financial statements.

The Company issues products providing the customer a return based on the various global equity market indices. The Company uses options to hedge the liability option risk associated with these products. Options are marked to fair value in the balance sheet and fair value adjustments are recorded as unassigned surplus in the financial statements. These gains and losses may be included in IMR or AVR if the underlying instrument receives that treatment.

Caps are used in the asset/liability management process to mitigate the interest rate risk created due to a rapidly rising interest rate environment. The caps are similar to options where the underlying interest rate index provides for the market value movements. The caps do not accrue interest until the interest rate environment exceeds the caps strike rate. Cash is exchanged at the onset, and a single receipt or payment occurs at the maturity or termination of the contract. Caps that meet hedge accounting rules are carried in a manner consistent with the hedged item, generally at amortized cost, on the financial statements. If terminated prior to maturity, proceeds are exchanged equal to the fair value of the contract. These gains and losses may be included in IMR or AVR if the underlying instrument receives that treatment. Caps that do not meet hedge accounting rules are carried at fair value with fair value adjustments recorded in unassigned surplus.

The Company may sell products with expected benefit payments extending beyond investment assets currently available in the market. Because assets will have to be purchased in the future to fund future liability cash flows, the Company is exposed to the risk of future investments made at lower yields than what is assumed at the time of pricing. Forward-starting interest rate swaps are utilized to lock-in the current forward rate. The accrual of income begins at the forward date, rather than at the inception date. These forward-starting swaps meet hedge accounting rules and are carried at cost in the financial statements. Gains and losses realized upon termination of the forward-starting swap are deferred and used to adjust the basis of the asset purchased in the hedged forecasted period. The basis adjustment is then amortized into income as a yield adjustment to the asset over its life.

The Company invests in domestic corporate debt securities denominated in US dollars. If the issuers of these debt obligations fail to make timely payments, the value of the investment declines materially. The Company manages credit default risk through the purchase of credit default swaps. As the buyer of credit default protection, the Company will pay a premium to an approved counterparty in exchange for a contingent payment should a defined credit event occur with respect to the underlying reference entity or asset. Typically, the periodic premium or fee is expressed in basis points per notional. Generally, the premium payment for default protection is

25

Transamerica Premier Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

made periodically, although it may be paid as an up-front fee for short dated transactions. Should a credit event occur, the Company may be required to deliver the reference asset to the counterparty for par. Alternatively, settlement may be in cash. These credit default swaps are carried on the balance sheet at amortized cost. Premium payments made by the Company are recognized as investment expense. If we are unable to prove hedge effectiveness, the credit default swaps not meeting hedge accounting rules are carried at fair value with fair value adjustments recorded in unassigned surplus. Gains and losses may be included in IMR or AVR if the underlying instrument receives that treatment.

A replication transaction is a derivative transaction entered into in conjunction with a cash instrument to reproduce the investment characteristics of an otherwise permissible investment. The Company replicates investment grade corporate bonds or sovereign debt by combining a highly rated security as a cash component with a written credit default swap which, in effect, converts the high quality asset into an investment grade corporate asset or a sovereign debt. The benefits of using the swap market to replicate credit include possible enhanced relative values as well as ease of executing larger transactions in a shortened time frame. Generally, a premium is received by the Company on a periodic basis and recognized in investment income. In the event the representative issuer defaults on its debt obligation referenced in the contract, a payment equal to the notional amount of the contract will be made by the Company and recognized as a capital loss. The Company complies with the specific rules established in AVR for replication transactions.

The Company replicates hybrid fixed to floating treasuries by combining a U.S. Treasury cash component with a forward starting swap which, in effect converts a fixed U.S. Treasury into hybrid fixed to floating treasury. The purpose of these replications is to aid duration matching between the treasuries and the supported liabilities. Generally these swaps are carried at amortized cost with periodic interest payments beginning at a future date. Any early terminations are recognized as capital gains or losses. The Company complies with the specific rules established in AVR for replication transactions.

Separate Accounts

Assets held in trust for purchases of variable universal life and variable annuity contracts and the Company’s corresponding obligation to the contract owners are shown separately in the balance sheet. The assets in the accounts, carried at estimated fair value, consist of underlying mutual fund shares, common stocks, long-term bonds and short-term investments. The separate accounts, held for individual policyholders, do not have any minimum guarantees, and the investment risks associated with the fair value changes are borne entirely by the policyholder.

26

Transamerica Premier Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

The Company received variable contract premiums of $804,093, $900,396 and $888,892 in 2016, 2015 and 2014, respectively. All variable account contracts are subject to discretionary withdrawal by the policyholder at the fair value of the underlying assets less the current surrender charge. Separate account contract holders have no claim against the assets of the general account.

Income and gains and losses with respect to the assets in the separate accounts accrue to the benefit of the contract owners and, accordingly, the operations of the separate accounts are not included in the accompanying financial statements. The Company received $303,084, $318,664 and $329,455, in 2016, 2015 and 2014, respectively, related to fees associated with investment management, administration and contractual guarantees for separate accounts.

Separate account assets and liabilities reported in the accompanying financial statements consist of three types: guaranteed indexed, non-indexed guaranteed and nonguaranteed. Guaranteed indexed separate accounts represent funds invested by the Company for the benefit of contract holders who are guaranteed returns based on published indices. Non-indexed guaranteed separate accounts represent funds invested by the Company for the benefit of contract holders who are guaranteed certain returns as specified in the contracts. Separate account asset performance different than guaranteed requirements is either transferred to or received from the general account and reported in the statements of operations. Guaranteed indexed and non-indexed guaranteed separate account assets and liabilities are carried at fair value.

The nonguaranteed separate account assets and liabilities represent group annuity funds segregated by the Company for the benefit of contract owners, who bear the investment risks. The assets and liabilities of the nonguaranteed separate accounts are carried at fair value.

Aggregate Reserves for Policies and Contracts

Life, annuity and accident and health benefit reserves are developed by actuarial methods and are determined based on published tables using statutorily specified interest rates and valuation methods that will provide, in the aggregate, reserves that are greater than or equal to the minimum or guaranteed cash value, or the amount required by law. For direct business issued after October 1964, the Company waives deduction of deferred fractional premiums upon death of the insured and returns any portion of the final premium for periods beyond the month of death. For policies assumed during 1992 from former affiliates, Monumental General Insurance Company and Monumental Life Insurance Group, Inc., and for all business from company mergers occurring in 1998, the Company waives deduction of deferred fractional premium upon death of the insured and returns any portion of the final premium paid beyond the month of death. For fixed premium life insurance business resulting from company mergers occurring in 2004 and 2007, the Company waives deduction of deferred fractional premiums upon death of the insured and refunds portions of premiums unearned after the date of death. Where appropriate, the Company holds a nondeduction and/or refund reserve. The reserve for these benefits is computed using aggregate methods. The reserves are equal to the greater of the cash surrender value and the legally computed reserve.

27

Transamerica Premier Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

The aggregate policy reserves for life insurance policies are based principally upon the 1941, 1958, 1980 and 2001 Commissioner’s Standard Ordinary Mortality Tables, the 1912, 1941 and 1961 Standard Industrial Mortality Tables, the 1960 Commissioner’s Standard Group Mortality Table, and the American Men, Actuaries and American Experience Mortality Tables. The reserves are calculated using interest rates ranging from 2.0 to 6.5 percent and are computed principally on the Net Level Premium Valuation and the Commissioners’ Reserve Valuation Methods. Reserves for universal life policies are based on account balances adjusted for the Commissioner’s Reserve Valuation Method.

Additional premiums are charged or additional mortality charges are assessed for policies issued on substandard lives according to underwriting classification. Generally, mean reserves are determined by computing the regular mean reserve for the plan at the true age and holding, in addition, one-half (1/2) of the extra premium charge for the year. For certain flexible premium and fixed premium universal life insurance products, reserves are calculated utilizing the Commissioner’s Reserve Valuation Method for universal life policies and recognizing any substandard ratings.

Deferred annuity reserves are calculated according to the Commissioner’s Annuity Reserve Valuation Method including excess interest reserves to cover situations where the future interest guarantees plus the decrease in surrender charges are in excess of the maximum valuation rates of interest. Reserves for immediate annuities and supplementary contracts with and without life contingencies are equal to the present value of future payments assuming interest rates ranging from 1.25 to 11.25 percent and mortality rates, where appropriate, from a variety of tables.

Annuity reserves also include guaranteed investment contracts (GICs) and funding agreements classified as life-type contracts as defined in SSAP No. 50, Classifications and Definitions of Insurance or Managed Care Contracts In Force. These liabilities have annuitization options at guaranteed rates and consist of floating interest rate and fixed interest rate contracts. The contract reserves are carried at the greater of the account balance or the value as determined for an annuity with cash settlement option, on a change in fund basis, according to the Commissioner’s Annuity Reserve Valuation Method.

Accident and health policy reserves are equal to the greater of the gross unearned premiums or any required mid-terminal reserves plus net unearned premiums and the present value of amounts not yet due on both reported and unreported claims.

28

Transamerica Premier Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

Tabular interest, tabular less actual reserves released and tabular cost have been determined by formula. Tabular interest on funds not involving life contingencies has also been determined primarily by formula.

The liabilities related to guaranteed investment contracts and policyholder funds left on deposit with the Company generally are equal to fund balances less applicable surrender charges.

Policy and Contract Claim Reserves

Claim reserves represent the estimated accrued liability for claims reported to the Company and claims incurred but not yet reported through the balance sheet date. These reserves are estimated using either individual case-basis valuations or statistical analysis techniques. These estimates are subject to the effects of trends in claim severity and frequency. The estimates are continually reviewed and adjusted as necessary as experience develops or new information becomes available.

Liability for Deposit-Type Contracts

Deposit-type contracts do not incorporate risk from the death or disability of policyholders. These types of contracts may include GICs, funding agreements, supplemental contracts and certain annuity contracts. Deposits and withdrawals on these contracts are recorded as a direct increase or decrease, respectively, to the liability balance, and are not reported as premiums, benefits or changes in reserves in the statement of operations.

The Company issues certain funding agreements with well-defined class-based annuity purchase rates defining either specific or maximum purchase rate guarantees. However, these funding agreements are not issued to or for the benefit of an identifiable individual or group of individuals. These contracts are classified as deposit-type contracts in accordance with SSAP No. 50.

Premiums and Annuity Considerations

Revenues for policies with mortality or morbidity risk (including annuities with purchase rate guarantees) consist of the entire premium received and are recognized over the premium paying periods of the related policies. Consideration received and benefits paid for annuity policies without mortality or morbidity risk are recorded using deposit accounting and recorded directly to an appropriate policy reserve account, without recognizing premium revenue.

29

Transamerica Premier Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

Claims and Claim Adjustment Expense

Liabilities for losses and loss/claim adjustment expenses for accident and health contracts are estimated using statistical claim development models to develop best estimates of liabilities for medical expense business and using tabular reserves employing mortality/morbidity tables and discount rates meeting minimum regulatory requirements for other business. Unpaid claims include amounts for losses and related adjustment expenses and are estimates of the ultimate net costs of all losses, reported and unreported. These estimates are subject to the impact of future changes in claim severity, frequency and other factors.

Activity in the liability for unpaid claims and related processing costs net of reinsurance is summarized as follows:

	Unpaid Claims Liability Beginning of Year	Claims Incurred	Claims Paid	Unpaid Claims Liability End of Year
Year ended December 31, 2016
2016	$—	$465,317	$310,609	$154,708
2015 and prior	287,935	347,625	504,911	130,649

	287,935	$812,942	$815,520	285,357

Active life reserve	820,456			887,071

Total accident and health reserves	$1,108,391			$1,172,428

	Unpaid Claims Liability Beginning of Year	Claims Incurred	Claims Paid	Unpaid Claims Liability End of Year
Year ended December 31, 2015
2015	$—	$433,438	$289,975	$143,463
2014 and prior	216,119	382,623	454,271	144,471

	216,119	$816,061	$744,246	287,934

Active life reserve	553,663			820,456

Total accident and health reserves	$769,782			$1,108,390

30

Transamerica Premier Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

The Company’s unpaid claims reserve was increased (decreased) by $347,625 and $382,623 for the years ended December 31, 2016 and 2015, respectively, for health claims that were incurred prior to those balance sheet dates. The change in 2016 resulted primarily from variances in the estimated frequency of claims and claims severity.

The balance in the liability for unpaid accident and health claim adjustment expenses as of December 31, 2016 and 2015 was $5,194 and $5,094, respectively. The Company incurred $2,586 and paid $2,485 of claim adjustment expenses during 2016, of which $1,197 of the paid amount was attributable to insured or covered events of prior years. The Company incurred $6,688 and paid $4,525 of claim adjustment expenses during 2015, of which $2,277 of the paid amount was attributable to insured or covered events of prior years. The Company did not increase or decrease the claim adjustment expense provision for insured events of prior years during 2016 or 2015.

Reinsurance

Reinsurance premiums, commissions, expense reimbursements and reserves related to reinsured business are accounted for on bases consistent with those used in accounting for the original policies and the terms of the reinsurance contracts. Gains associated with reinsurance of in force blocks of business are included in unassigned surplus and amortized into income as earnings emerge on the reinsured block of business. Premiums ceded and recoverable losses have been reported as a reduction of premium income and benefits, respectively. Policy liabilities and accruals are reported in the accompanying financial statements net of reinsurance ceded.

Consistency of Presentation

Differences in tabular totals and references between notes are caused by rounding differences not considered to be significant to the financial statement presentation. Prior year amounts have been reclassified to conform to current period presentation:

Management moved 2015 financial statement line items (FSLI) balances into other assets, other invested assets, and other liabilities on the Balance Sheet. 2015 amounts that were moved into the appropriate “other” grouping where insignificant to the financial statements (F/S). For 2015 balances, management moved goodwill into other assets, receivable for securities into other invested assets, and reinsurance in unauthorized reinsurers and deferred derivative gain into other liabilities. In the 2015 audited F/S, commissions to agents due or accrued was reported in other liabilities but in 2016 was reported as its own FSLI as the 2016 balance was material for yearly financial statement comparison purposes.

Management moved 2015 FSLI balances into other income and other expenses on the statement of operations. For 2015 audited balances, management moved income earned on company owned life insurance into other income and experience refunds and change in provision for liquidity guarantees into other expenses.

31

Transamerica Premier Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

Management moved 2015 FSLI balances reserve adjustment on reinsurance ceded, consideration on reinsurance transaction, and commission and expense allowances on reinsurance ceded into miscellaneous income on the statement of cash flows.

Recent Accounting Pronouncements

Effective January 1, 2017, the Company adopted revisions to SSAP No. 35R, Guaranty Fund and Other Assessments, which allows 1) expected renewals of short-term health contracts to be considered in determining the assets recognized from accrued guaranty fund liability assessments and 2) requires reporting entities to discount guaranty fund liabilities, and related assets, resulting from the insolvencies of insurers that wrote long-term care contracts The adoption of this guidance did not have a material impact on the financial position or results of operations of the Company.

Effective January 1, 2017, the Company adopted revisions to SSAP No. 51R, Life Contracts, which includes updates for new principle-based reserving (PBR) requirements, with references to Valuation Manual changes. The Valuation Manual allows companies to continue using current reserve methodologies for a three-year period, beginning with the Valuation Manual operative date. For policies issued after the operative date, formulaic calculations for some policies will be supplemented with more advanced deterministic and stochastic reserve methodologies. The Company adopted the new requirements for certain of its term products. The adoption of this guidance will not impact the Company’s financial condition or results of operations.

Effective January 1, 2017, the Company adopted SSAP No. 41R, Surplus Notes. Surplus notes held by investors that are rated an equivalent NAIC 1 or 2 designation by an approved NAIC credit rating provider will be reported at amortized cost, while non-rated surplus notes or those with an equivalent designation of 3 through 6 will be reported at the lower of amortized cost or fair value adoption of this guidance did not have a material impact on the financial position or results of operations of the Company.

Effective January 1, 2017, the Company adopted revisions to SSAP No. 103R, Transfers and Servicing of Financial Assets and Extinguishments of Liabilities, which incorporates explicit accounting guidance on short sales and secured borrowing transactions when the insurer is the transferee. The adoption of this guidance did not impact the financial position or results of operations of the Company.

Effective December 31, 2017, the Company will adopt revisions to SSAP No. 2R, Cash, Drafts and Short-term Investments, which reclassify money market mutual funds from short-term investments to cash equivalents and clarify that money market mutual funds shall be valued at fair value, allowing net asset value as a practical expedient. The adoption of this guidance will not have a material impact on the financial position or results of operations of the Company.

32

Transamerica Premier Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

Effective January 1, 2015 the Company adopted guidance that moves wholly-owned, single member/single asset LLCs where the underlying asset is real estate, into the scope of SSAP No. 40R, Real Estate Investments, when specific conditions are met, and clarifies in SSAP No. 48, Joint Ventures, Partnerships and Limited Liability Companies, that these types of investments are within the scope of SSAP No. 40R. The updated guidance mandates that such investments, previously accounted for as equity method investments under SSAP No. 48 and reported on Schedule BA, be converted to SSAP No. 40R Schedule A real estate through recognition of a cumulative effect of a change in accounting principle as if the reporting entity had followed SSAP No. 40R since the acquisition of the property. The Company’s holding of Transamerica Pyramid Properties, LLC (TPP) was scoped into this new requirement and has been classified as property held for the production of income. The cumulative effect of adopting this standard was a $31,508 increase in capital and surplus as a result of the prescribed change in carrying basis of the TPP holding and the corresponding asset valuation reserve and deferred tax impacts. The adoption of this guidance resulted in a $2,000 decrease to admitted deferred tax assets.

Effective December 31, 2014, the Company adopted revisions to SSAP No. 104R, Share-Based Payments, which provides guidance for share-based payments transactions with non-employees. The adoption of this revision did not impact the financial position and results of operations of the Company.

Effective December 15, 2014, the Company adopted SSAP No. 107, Accounting for Risk-Sharing Provisions of the Affordable Care Act, which establishes accounting treatment for the three risk sharing programs of the Affordable Care Act (ACA). Disclosures related to the assets, liabilities and revenue elements by program, previously adopted in SSAP No. 35R, Guaranty Fund and Other Assessments – Revised, were moved to this SSAP. The adoption of this standard did not impact the financial position or results of operations of the Company.

Effective January 1, 2014, the Company adopted SSAP No. 106, Affordable Care Act Assessments, which adopted with modifications the guidance in Accounting Standards Update (ASU) 2011-06: Other Expenses – Fees Paid to the Federal Government by Health Insurers and moves the ACA Section 9010 fee guidance from SSAP No. 35R, to SSAP No. 106. The adoption of this standard did not impact the financial position or results of operations of the Company.

Effective January 1, 2014, the Company adopted SSAP No. 105, Working Capital Finance Investments, which allows working capital finance investments to be admitted assets if certain criteria are met. The adoption of this standard did not impact the financial position or results of operations of the Company.

33

Transamerica Premier Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

Effective January 1, 2014, the Company adopted revisions to SSAP No. 30, Investments in Common Stock (excluding investments in common stock of subsidiary, controlled or affiliated entities), which requires Federal Home Loan Bank (FHLB) capital stock to be reported at par value and expands the disclosures related to FHLB capital stock, collateral pledged to the FHLB and borrowing from the FHLB. The adoption of these revisions did not impact the Company’s financial position or results of operations, as the Company has no FHLB agreements.

Going Concern

Management has evaluated the ability of the Company to continue as a going concern and has determined that no substantial doubt exists with regard to the Company’s ability to meet its obligations as they become due within one year after the issuance of the financial statements.

2. Accounting Changes and Correction of Errors

Prior year earnings of the Company were overstated $18,767, net of tax, as a result of the recording of insurance agency revenue on the Company. This was corrected in 2016 and is reflected in other changes, net, in the Statements of Changes in Capital and Surplus.

During the first quarter of 2016, management determined that the Company’s accretion policy was not correctly adjusting accretion yields for asset specific changes in future cash flow expectations which resulted in an understatement of investment income of $10,408, net of tax, relating to prior years. This was corrected in 2016 and is reflected in other changes, net, in the Statements of Changes in Capital and Surplus.

The Company had consistently reported reserves for all states using the Missouri Department of Insurance required modified 2001 CSO table in the valuation of certain limited underwriting policies. During 2015, Missouri rescinded this rule. The Company made a change in valuation bases relating to these policies to use the unmodified 2001 CSO table. This resulted in a decrease to reserves of $3,192 which has been reported on Exhibit 5A – Change in Bases of Valuation During the Year. Related to this change were corresponding decreases in the deferred premium asset of $1,034 and the uncollected premium asset of $30. These amounts were credited to surplus and are reported on the cumulative effect of changes in accounting principles line.

During 2015, the Company made a change in valuation bases relating to its Long-Term Care business. A change was made to use a morbidity table that is consistent with leading industry practice where claims are determined using a first-site, first-principles approach. This change resulted in an increase in A&H reserves of $231,254 which has been reported on Exhibit 5A – Changes in Bases of Valuation During the Year.

34

Transamerica Premier Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

During 2015, the Company discovered an error in the calculation of the modified coinsurance reserve adjustment for an affiliated reinsurance transaction with MLIC Re I. The cumulative impact of the error was an understatement of payables of $9,500. This has been reflected as a correction of an error in the capital and surplus accounts of the Statements of Changes in Capital and Surplus.

During 2014, the Company discovered that the reserve credit reported under an affiliated reinsurance agreement included risks to be retained by the Company. The impact of this error was an understatement of the reserve liability and overstatement of capital and surplus of $11,828 as of December 31, 2013. This was corrected in 2014 and is reflected as a correction of an error in the capital and surplus accounts of the Statements of Changes in Capital and Surplus.

The 2015 Annual Statement incorrectly included non-cash activity related to derivative amortization, an amendment to an affiliated reinsurance agreement, and the recently adopted guidance of SSAP No. 40R (See Note 1), Real Estate Investments, in the Cash Flow. The ending balance of cash, cash equivalents and short-term investments did not change as a result of these adjustments.

3. Fair Values of Financial Instruments

The fair value of a financial instrument is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.

Determination of fair value

The fair values of financial instruments are determined by management after taking into consideration several sources of data. When available, the Company uses quoted market prices in active markets to determine the fair value of its investments. The Company’s valuation policy utilizes a pricing hierarchy which dictates that publicly available prices are initially sought from indices and third-party pricing services. In the event that pricing is not available from these sources, those securities are submitted to brokers to obtain quotes. Lastly, securities are priced using internal cash flow modeling techniques. These valuation methodologies commonly use reported trades, bids, offers, issuer spreads, benchmark yields, estimated prepayment speeds, and/or estimated cash flows.

To understand the valuation methodologies used by third-party pricing services, the Company reviews and monitors their applicable methodology documents. Any changes to their methodologies are noted and reviewed for reasonableness. In addition, the Company performs in-depth reviews of prices received from third-party pricing services on a sample basis. The

35

Transamerica Premier Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

objective for such reviews is to demonstrate that the Company can corroborate detailed information such as assumptions, inputs and methodologies used in pricing individual securities against documented pricing methodologies. Only third-party pricing services and brokers with a substantial presence in the market and with appropriate experience and expertise are used.

Each month, the Company performs an analysis of the information obtained from indices, third-party services and brokers to ensure that the information is reasonable and produces a reasonable estimate of fair value. The Company considers both qualitative and quantitative factors as part of this analysis, including but not limited to, recent transactional activity for similar securities, review of pricing statistics and trends, and consideration of recent relevant market events. Other controls and procedures over pricing received from indices, third-party pricing services or brokers include validation checks such as exception reports which highlight significant price changes, stale prices or un-priced securities.

Fair value hierarchy

The Company’s financial assets and liabilities carried at fair value are classified, for disclosure purposes, based on a hierarchy defined by SSAP No. 100, Fair Value Measurements. The hierarchy gives the highest ranking to fair values determined using unadjusted quoted prices in active markets for identical assets and liabilities (Level 1), and the lowest ranking to fair values determined using methodologies and models with unobservable inputs (Level 3). An asset’s or a liability’s classification is based on the lowest level input that is significant to its measurement. For example, a Level 3 fair value measurement may include inputs that are both observable (Levels 1 and 2) and unobservable (Level 3). The levels of the fair value hierarchy are as follows:

Level 1	—	Unadjusted quoted prices for identical assets or liabilities in active markets accessible at the measurement date.

Level 2	—	Quoted prices in markets that are not active or inputs that are observable either directly or indirectly for substantially the full term of the asset or liability. Level 2 inputs include the following:

a) Quoted prices for similar assets or liabilities in active markets

b) Quoted prices for identical or similar assets or liabilities in non-active markets

c) Inputs other than quoted market prices that are observable

d) Inputs that are derived principally from or corroborated by observable market data through correlation or other means

Level 3	—	Prices or valuation techniques that require inputs that are both unobservable and significant to the overall fair value measurement. They reflect the Company’s own assumptions about the assumptions a market participant would use in pricing the asset or liability.

36

Transamerica Premier Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

The following methods and assumptions were used by the Company in estimating its fair value disclosures for financial instruments:

Cash Equivalents and Short-Term Investments: The carrying amounts reported in the accompanying balance sheets for these financial instruments is either reported at fair value or amortized cost (which approximates fair value). Cash is not included in the below tables.

Short-Term Notes Receivable from Affiliates: The carrying amounts reported in the accompanying balance sheets for these financial instruments approximate their fair value.

Bonds and Stocks: The NAIC allows insurance companies to report the fair value determined by the SVO or to determine the fair value by using a permitted valuation method. The fair values of bonds and stocks are reported or determined using the following pricing sources: indices, third-party pricing services, brokers, external fund managers and internal models.

Fair values for fixed maturity securities (including redeemable preferred stock) actively traded are determined from third-party pricing services, which are determined as discussed above in the description of Level 1 and Level 2 values within the fair value hierarchy. For fixed maturity securities (including redeemable preferred stock) not actively traded, fair values are estimated using values obtained from third-party pricing services, or are based on non-binding broker quotes or internal models. In the case of private placements, fair values are estimated by discounting the expected future cash flows using current market rates applicable to the coupon rate, credit and maturity of the investments.

Mortgage Loans on Real Estate: The fair values for mortgage loans on real estate are estimated utilizing discounted cash flows analyses, using interest rates reflective of current market conditions and the risk characteristics of the loans.

Real Estate: Real estate held for sale is typically valued utilizing independent external appraisers in conjunction with reviews by qualified internal appraisers. Valuations are primarily based on active market prices, adjusted for any difference in the nature, location or condition of the specific property. If such information is not available, other valuation methods are applied, considering the value that the property’s net earning power will support, the value indicated by recent sales of comparable properties and the current cost of reproducing or replacing the property.

37

Transamerica Premier Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

Other Invested Assets: The fair values for other invested assets, which include investments in surplus notes issued by other insurance companies and fixed or variable rate investments with underlying characteristics of bonds, were determined primarily by using indices, third-party pricing services and internal models.

Derivative Financial Instruments: The estimated fair values of equity and interest rate options (calls, puts, caps) are based upon the latest quoted market price at the balance sheet date. The estimated fair values of swaps, including equity, interest rate and currency swaps, are based on pricing models or formulas using current assumptions. The estimated fair values of credit default swaps are based upon active market data, including interest rate quotes, credit spreads, and recovery rates, which are then used to calculate probabilities of default for the fair value calculation. The Company accounts for derivatives that receive and pass hedge accounting in the same manner as the underlying hedged instrument. If that instrument is held at amortized cost, then the derivative is also held at amortized cost.

Policy Loans: The fair value of policy loans is considered to approximate the book value of the loan, which is stated at unpaid principal balance.

Securities Lending Reinvested Collateral: The cash collateral from securities lending is reinvested in various short-term and long-term debt instruments. The fair values of these investments are determined using the methods described above under Cash, Cash Equivalents and Short-Term Investments and Bonds and Stocks.

Receivable From/Payable to Parent, Subsidiaries and Affiliates: The carrying amount of receivable from/payable to affiliates approximates their fair value.

Separate Account Assets and Annuity Liabilities: The fair value of separate account assets are based on quoted market prices when available. When not available, they are primarily valued either using third-party pricing services or are valued in the same manner as the general account assets as further described in this note. The fair value of separate account annuity liabilities is based on the account value for separate accounts business without guarantees. For separate accounts with guarantees, fair value is based on discounted cash flows.

Investment Contract Liabilities: Fair value for the Company’s liabilities under investment contracts, which include deferred annuities, GICs and funding agreements, are estimated using discounted cash flow calculations. The carrying value of the Company’s liabilities for deferred annuities with minimum guaranteed benefits is determined using a stochastic valuation as described in Note 8, which approximates the fair value. For investment contracts without minimum guarantees, fair value is estimated using discounted cash flows. For those liabilities that are short in duration, carrying amount approximates fair value. For investments contracts with no defined maturity, fair value is estimated to be the present surrender value.

38

Transamerica Premier Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

Deposit-Type Contracts: The carrying amounts of deposit-type contracts reported in the accompanying balance sheets approximate their fair values. These are included in the Investment Contract Liabilities.

Surplus Notes: Fair values for surplus notes are estimated using a discounted cash flow analysis based on the Company’s current incremental borrowing rate for similar types of borrowing arrangements.

The Company accounts for its investments in affiliated common stock in accordance with SSAP No. 97, as such, they are not included in the following disclosures.

Fair values for the Company’s insurance contracts other than investment-type contracts (including separate account universal life liabilities) are not required to be disclosed. However, the fair values of liabilities under all insurance contracts are taken into consideration in the Company’s overall management of interest rate risk, such that the Company’s exposure to changing interest rates is minimized through the matching of investment maturities with amounts due under insurance contracts.

39

Transamerica Premier Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

The following tables set forth a comparison of the estimated fair values and carrying amounts of the Company’s financial instruments, including those not measured at fair value in the balance sheets, as of December 31, 2016 and 2015, respectively:

			December 31
	2016
	Estimated
	Fair Value	Admitted Assets	(Level 1)	(Level 2)	(Level 3)
Admitted assets
Cash equivalents and short-term investments, other than affiliates	$1,184,092	$1,184,092	$—	$1,184,092	$—
Short-term notes receivable from affiliates	74,100	74,100	—	74,100	—
Bonds	14,424,146	13,230,216	2,055,240	12,054,988	313,918
Preferred stocks, other than affiliates	9,818	10,449	—	2,491	7,327
Common stocks, other than affiliates	111,964	111,964	2	68	111,894
Mortgage loans on real estate	1,612,868	1,598,685	—	—	1,612,868
Other invested assets	118,128	108,433	—	115,229	2,899
Options	15,369	15,369	20	15,349	—
Interest rate swaps	13,767	7,206	—	13,767	—
Currency swaps	13,399	6,880	—	13,399	—
Credit default swaps	1,381	1,139	—	1,381	—
Equity swaps	2,764	2,764	—	2,764	—
Policy loans	926,400	926,400	—	926,400	—
Securities lending reinvested collateral	425,875	425,875	—	425,875	—
Receivable from parent, subsidiaries and affiliates	—	—	—	—	—
Separate account assets	20,813,832	20,813,832	18,770,629	2,043,126	77
Liabilities
Investment contract liabilities	3,482,582	2,390,142	—	46,327	3,436,255
Interest rate swaps	(268,876)	21,383	—	(268,876)	—
Currency swaps	18,240	11,459	—	18,240	—
Credit default swaps	(943)	4,663	—	(943)	—
Equity swaps	15,545	15,545	—	15,545	—
Payable to parent, subsidiaries and affiliates	—	64,869	—	64,869	—
Separate account annuity liabilities	18,772,441	18,772,441	460	18,771,981	—
Surplus notes	186,730	160,000	—	186,730	—

40

Transamerica Premier Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

			December 31
	2015
	Aggregate	Admitted
	Fair Value	Assets	(Level 1)	(Level 2)	(Level 3)
Admitted assets
Cash equivalents and short-term investments, other than affiliates	$688,590	$688,590	$—	$688,590	$—
Short-term notes receivable from affiliates	252,700	252,700	—	252,700	—
Bonds	15,257,097	14,471,372	840,435	13,858,694	557,968
Preferred stocks, other than affiliates	5,579	6,428	—	5,443	136
Common stocks, other than affiliates	50,528	50,528	547	56	49,925
Mortgage loans on real estate	1,755,636	1,687,756	—	—	1,755,636
Other invested assets	136,311	124,209	—	127,332	8,979
Options	27,350	27,350	36	27,314	—
Interest rate swaps	10,168	1,794	—	10,168	—
Currency swaps	13,008	6,136	—	13,008	—
Credit default swaps	1,618	1,660	—	1,618	—
Equity swaps	5,628	5,628	—	5,628	—
Policy loans	925,179	925,179	—	925,179	—
Securities lending reinvested collateral	354,051	354,051	—	354,051	—
Separate account assets	20,127,597	20,127,597	18,107,122	2,018,606	1,869
Liabilities
Investment contract liabilities	3,715,884	3,265,942	—	46,307	3,669,577
Equity swaps	5,972	5,972	—	5,972	—
Interest rate swaps	(408,022)	9,552	—	(408,022)	—
Currency swaps	9,748	2,226	—	9,748	—
Credit default swaps	7,963	5,018	—	7,963	—
Payable to parent, subsidiaries and affiliates	83,509	83,509	—	83,509	—
Separate account annuity liabilities	17,942,576	17,942,576	—	17,942,576	—
Surplus notes	179,219	160,000	—	179,219	—

41

Transamerica Premier Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

The following tables provide information about the Company’s financial assets and liabilities measured at fair value as of December 31, 2016 and 2015:

	2016
	Level 1	Level 2	Level 3	Total
Assets:
Bonds
Government	$—	$749	$—	$749
Industrial and miscellaneous	—	1,758	28,650	30,408

Total bonds	—	2,507	28,650	31,157

Preferred stock
Industrial and miscellaneous	—	—	7,326	7,326

Total preferred stock	—	—	7,326	7,326

Common stock
Mutual funds	—	68	—	68
Industrial and miscellaneous	2	—	111,894	111,896

Total common stock	2	68	111,894	111,964

Short-term
Government	—	219,445	—	219,445
Industrial and miscellaneous	—	962,775	—	962,775
Intercompany notes receivable	—	74,100	—	74,100
Sweep accounts	—	1,872	—	1,872

Total short-term	—	1,258,192	—	1,258,192

Securities lending reinvested collateral	—	425,875	—	425,875
Derivative assets	20	25,191	—	25,211
Separate account assets	(1,012,247)	2,043,126	77	1,030,956

Total assets	$(1,012,225)	$3,754,959	$147,947	$2,890,681

Liabilities:
Derivative liabilities	$—	$32,205	$—	$32,205
Separate account liabilities	460	—	—	460

Total liabilities	$460	$32,205	$—	$32,665

42

Transamerica Premier Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

	2015
	Level 1	Level 2	Level 3	Total
Assets:
Bonds
Government	$—	$716	$—	$716
Industrial and miscellaneous	—	5,510	28,112	33,622
Hybrid Securities	—	14,155	—	14,155

Total bonds	—	20,381	28,112	48,493
Preferred stock
Industrial and miscellaneous	—	—	136	136

Total preferred stock	—	—	136	136
Industrial and miscellaneous	547	1	49,925	50,473

Total common stock	547	56	49,925	50,528
Short-term
Government	—	5,494	—	5,494
Industrial and miscellaneous	—	449,315	—	449,315
Mutual funds	—	232,995	—	232,995
Intercompany notes receivable	—	252,700	—	252,700
Sweep accounts	—	786	—	786

Total short-term	—	941,290	—	941,290
Securities lending reinvested collateral	—	354,051	—	354,051
Derivative assets	35	34,547	—	34,582
Separate account assets	18,107,122	2,018,606	9,046	20,134,775

Total assets	$18,107,704	$3,368,931	$87,219	$21,563,855

Liabilities:
Derivative liabilities	$—	$12,194	$—	$12,194
Separate account liabilities	4,448	—	—	4,448

Total liabilities	$4,448	$12,194	$—	$16,642

Bonds classified in Level 2 are valued using inputs from third party pricing services or broker quotes. Bonds classified in Level 3 are primarily those valued using non-binding broker quotes, which cannot be corroborated by other market observable data, or internal modeling which utilize significant inputs that are not market observable.

Preferred stock classified in Level 3 is internally valued using significant unobservable inputs.

Common stocks classified in Level 3 are comprised primarily of shares in the Federal Home Loan Bank (FHLB) of Des Moines, which are valued at par as a proxy for fair value as a result of restrictions that allow redemptions only by FHLB.

43

Transamerica Premier Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

Short-term investments are classified as Level 2 and carried at amortized cost or fair value. Because of the highly liquid nature of these assets, carrying amounts are used to approximate fair value when amortized cost is used.

Securities lending reinvested collateral is valued and classified in the same way as the underlying collateral, which is primarily composed of short-term investments.

Derivatives classified as Level 2 represent over-the-counter (OTC) contracts valued using pricing models based on the net present value of estimated future cash flows, directly observed prices from exchange-traded derivatives, other OTC trades, or external pricing services.

Separate account assets and liabilities are valued and classified in the same way as general account assets and liabilities (described above).

During 2016 and 2015, there were no transfers between Level 1 and 2, respectively.

The following tables summarize the changes in assets and liabilities classified in Level 3 for 2016 and 2015:

	Balance at January 1, 2016	Transfers into Level 3	Transfers out of Level 3	Total Gains and (Losses) Included in Net income (a)	Total Gains and (Losses) Included in Surplus (b)
Bonds
RMBS	$168	$—	$167	$(11)	$10
Other	27,944	—	2,580	(834)	8,711
Preferred stock	136	—	—	—	(232)
Common stock	49,925	—	—	—	14,969
Separate account assets	9,046	—	471	(7)	59,148

Total	$87,219	$—	$3,218	$(852)	$82,606

					Balance at
					December 31,
	Purchases	Issuances	Sales	Settlements	2016
Bonds
RMBS	$—	$—	$—	$—	$—
Other	—	—	—	4,591	28,650
Preferred stock	7,422	—	—	—	7,326
Common stock	46,996	—	—	(4)	111,894
Separate account assets	—	—	—	67,639	77

Total	$54,418	$—	$—	$72,226	$147,947

44

Transamerica Premier Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

				Total Gains	Total Gains
	Balance at	Transfers	Transfers	and (Losses)	and (Losses)
	January 1,	into	out of	Included in	Included in
	2015	Level 3	Level 3	Net income (a)	Surplus (b)
Bonds
RMBS	$176	$—	$—	$(31)	$23
Other	36,984	9,484	7,097	(3,204)	(5,526)
Preferred stock	136	—	—	—	—
Common stock	41,280	—	—	3,727	23,877
Derivatives	3,241	—	—	—	—
Separate account assets	13,969	—	—	(309)	68

Total	$95,786	$9,484	$7,097	$183	$18,442

					Balance at
					December 31,
	Purchases	Issuances	Sales	Settlements	2015
Bonds
RMBS	$—	$—	$—	$—	$168
Other	—	—	—	2,697	27,944
Preferred stock	—	—	—	—	136
Common stock	4	—	—	18,963	49,925
Derivatives	—	—	—	3,241	—
Separate account assets	—	90	—	4,772	9,046

Total	$4	$90	$—	$29,673	$87,219

(a)	Recorded as a component of Net Realized Capital Gains/Losses in the Statements of Operations
(b)	Recorded as a component of Change in Net Unrealized Capital Gains/Losses in the Statements of Changes in Capital and Surplus

The Company’s policy is to recognize transfers in and out of Level 3 as of the beginning of the reporting period.

Transfers in for bonds were the result of a security being carried at amortized cost at December 31, 2014, subsequently changing to being carried at fair value during 2016 and 2015.

Transfers out for bonds were attributed to securities being carried at fair value at December 31, 2015 and 2014, subsequently changing to being carried at amortized cost during 2016 and 2015.

Transfers out for separate account bonds were attributable to securities being valued using broker quotes at December 31, 2015, subsequently changing to being valued using third-party vendor inputs which utilize unobservable inputs during 2016.

45

Transamerica Premier Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

Nonrecurring fair value measurements

As indicated in Note 1, real estate held for sale is measured at the lower of carrying amount or fair value less cost to sell. As of December 31, 2016, the Company has several parcels of land that are held for sale. Therefore, these properties are carried at fair value less cost to sell, which amounts to $1,598. One parcel of land has a carrying amount less than its fair value and therefore is not carried at fair value as of December 31, 2016.

The Company also had parcels of land that were held for sale as of December 31, 2015. Fair value less cost to sell of these properties was $10,264. No parcels of land had a carrying amount less than its fair value and therefore no parcels of land were carried at fair value as of December 31, 2015.

Fair value was determined by utilizing an external appraisal following the sales comparison approach. The fair value measurements are classified in Level 3 as the comparable sales and adjustments for the specific attributes of these properties are not market observable inputs.

4. Investments

The carrying amounts and estimated fair values of investments in bonds and preferred stocks are as follows:

	Carrying Amount	Gross Unrealized Gains	Gross Unrealized Losses 12 Months or More	Gross Unrealized Losses less Than 12 Months	Estimated Fair Value
December 31, 2016
Unaffiliated bonds:
United States Government and agencies	$1,844,826	$64,036	$1,303	$78,735	$1,828,824
State, municipal and other government	471,784	36,529	900	7,486	499,927
Hybrid securities	158,787	7,790	12,956	633	152,988
Industrial and miscellaneous	8,702,769	1,176,570	42,404	38,902	9,798,034
Mortgage and other asset-backed securities	2,052,050	126,370	15,135	18,911	2,144,373

	13,230,216	1,411,295	72,698	144,667	14,424,146
Unaffiliated preferred stocks	10,449	108	739	—	9,818

	$13,240,665	$1,411,403	$73,437	$144,667	$14,433,964

46

Transamerica Premier Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

	Carrying Amount	Gross Unrealized Gains	Gross Unrealized Losses 12 Months or More	Gross Unrealized Losses less Than 12 Months	Estimated Fair Value
December 31, 2015
Unaffiliated bonds:
United States Government and agencies	$555,591	$58,059	$1,957	$3,700	$607,993
State, municipal and other government	479,282	48,529	4,993	4,405	518,413
Hybrid securities	441,465	13,629	51,737	4,294	399,063
Industrial and miscellaneous	9,857,896	922,957	138,537	128,037	10,514,279
Mortgage and other asset-backed securities	3,137,138	141,054	44,731	16,112	3,217,349

	14,471,372	1,184,228	241,955	156,548	15,257,097
Unaffiliated preferred stocks	6,428	194	1,043	—	5,579

	$14,477,800	$1,184,422	$242,998	$156,548	$15,262,676

At December 31, 2016 and 2015, respectively, for bonds and preferred stocks that have been in a continuous loss position for greater than or equal to twelve months, the Company held 148 and 261 securities with a carrying amount of $714,073 and $1,462,358 and an unrealized loss of $73,437 and $242,998 with an average price of 89.7 and 83.4 (fair value/amortized cost). Of this portfolio, 64.2% and 78.1% were investment grade with associated unrealized losses of $40,791 and $155,837, respectively.

At December 31, 2016 and 2015, respectively, for bonds and preferred stocks that have been in a continuous loss position for less than twelve months, the Company held 571 and 781 securities with a carrying amount of $3,287,884 and $4,034,724 and an unrealized loss of $144,667 and $156,548 with an average price of 95.6 and 96.1 (fair value/amortized cost). Of this portfolio, 95.9% and 95.5% were investment grade with associated unrealized losses of $137,389 and $140,337, respectively.

At December 31, 2016 and 2015, respectively, for common stocks that have been in a continuous loss position for greater than or equal to twelve months, the Company held 0 and 4 securities with a cost of $0 and $17 and an unrealized loss of $0 and $3 with an average price of 0 and 81.6 (fair value/cost).

At December 31, 2016 and 2015, respectively, for common stocks that have been in a continuous loss position for less than twelve months, the Company held 4 and 2 securities with a cost of $17 and $0 and an unrealized loss of $3 and $0 with an average price of 81.6 and 63.5 (fair value/cost).

47

Transamerica Premier Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

The estimated fair value of bonds, preferred stocks and common stocks with gross unrealized losses at December 31, 2016 and 2015 is as follows:

	Losses 12 Months or More	Losses Less Than 12 Months	Total
December 31, 2016
Unaffiliated bonds:
United States Government and agencies	$8,977	$1,025,289	$1,034,266
State, municipal and other government	7,326	113,985	121,311
Hybrid securities	60,309	21,919	82,228
Industrial and miscellaneous	393,876	1,229,405	1,623,281
Mortgage and other asset-backed securities	168,887	752,620	921,507

	639,375	3,143,218	3,782,593
Unaffiliated preferred stocks	1,261	—	1,261
Unaffiliated common stocks	—	13	13

	$640,636	$3,143,231	$3,783,867

	Losses 12 Months or More	Losses Less Than 12 Months	Total
December 31, 2015
Unaffiliated bonds:
United States Government and agencies	$18,769	$83,312	$102,081
State, municipal and other government	27,042	97,550	124,592
Hybrid securities	163,428	60,350	223,778
Industrial and miscellaneous	539,928	2,463,136	3,003,064
Mortgage and other asset-backed securities	468,235	1,173,830	1,642,065

	1,217,402	3,878,178	5,095,580
Unaffiliated preferred stocks	1,956	—	1,956
Unaffiliated common stocks	14	—	14

	$1,219,372	$3,878,178	$5,097,550

48

Transamerica Premier Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

The carrying amount and estimated fair value of bonds at December 31, 2016, by contractual maturity, are shown below. Expected maturities may differ from contractual maturities because certain borrowers have the right to call or prepay obligations with or without call or prepayment penalties.

	Carrying Amount	Estimated Fair Value
Due in one year or less	$435,979	$440,843
Due after one year through five years	1,859,874	1,968,619
Due after five years through ten years	1,786,902	1,922,936
Due after ten years	7,095,411	7,947,375

	11,178,166	12,279,773
Mortgage and other asset-backed securities	2,052,050	2,144,373

	$13,230,216	$14,424,146

The following structured notes were held at December 31, 2016:

CUSIP Identification	Actual Cost	Fair Value	Book /Adjusted Carrying Value	Mortgage- Referenced Security (YES/NO)
44965TAA5	$4,384	$4,168	$4,386	NO
871928AW7	6,232	29,680	27,315	NO
912810QV3	9,959	8,977	10,281	NO
912810RA8	184,686	213,454	194,230	NO
912810RL4	400,160	407,605	408,801	NO

Total	$605,421	$663,884	$645,013

49

Transamerica Premier Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

The following table provides the number of 5* securities, aggregate book adjusted carrying value and aggregate fair value by investment type:

	Number of 5* Securities	Book /Adjusted Carrying Value	Fair Value
December 31, 2016
Bonds, amortized cost	1	$1,490	$1,543
Loan-backed and structured securities, amortized cost	1	6	6

Total	2	$1,496	$1,549
December 31, 2015
Bonds, amortized cost	1	$7,333	$7,395
Loan-backed and structured securities, amortized cost	2	608	551

Total	3	$7,941	$7,946

For impairment policies related to non-structured and structured securities, refer to Note 1 under Investments.

As of December 31, 2016, the Company’s portfolio had investments in an unrealized loss position which had a fair value of $1,032,970, with a carrying value of $1,113,008, resulting in a gross unrealized loss of $80,038. The Company’s government issued available-for-sale debt securities include US Treasury bonds. All of the issuers in the sector continue to make payments in accordance with the original bond agreements. Fair value changes are driven by interest rate movements.

There were no loan-backed and structured securities with a recognized OTTI due to intent to sell or lack of intent and ability to hold during the years ended December 31, 2016, 2015, or 2014.

50

Transamerica Premier Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

The following tables provide the aggregate totals for loan-backed and structured securities with a recognized OTTI due to the Company’s cash flow analysis, in which the security is written down to estimated future cash flows discounted at the security’s effective yield.

	Amortized Cost before Current Period OTTI	Recognized OTTI	Amortized Cost After OTTI	Fair Value
Year ended December 31, 2016
1st quarter present value of cash flows expected to be less than the amortized cost basis	$9,786	$734	$9,052	$7,952
2nd quarter present value of cash flows expected to be less than the amortized cost basis	—	—	—	—
3rd quarter present value of cash flows expected to be less than the amortized cost basis	14,575	443	14,132	13,616
4th quarter present value of cash flows expected to be less than the amortized cost basis	43,857	2,687	41,170	24,054

Aggregate total	$68,218	$3,864	$64,354	$45,622

	Amortized Cost before Current Period OTTI	Recognized OTTI	Amortized Cost After OTTI	Fair Value
Year ended December 31, 2015
1st quarter present value of cash flows expected to be less than the amortized cost basis	$11,003	$711	$10,292	$9,833
2nd quarter present value of cash flows expected to be less than the amortized cost basis	72,681	3,988	68,693	52,299
3rd quarter present value of cash flows expected to be less than the amortized cost basis	7,416	25	7,391	6,933
4th quarter present value of cash flows expected to be less than the amortized cost basis	5,541	332	5,209	3,905

Aggregate total	$96,641	$5,056	$91,585	$72,970

51

Transamerica Premier Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

	Amortized Cost before Current Period OTTI	Recognized OTTI	Amortized Cost After OTTI	Fair Value
Year ended December 31, 2014
1st quarter present value of cash flows expected to be less than the amortized cost basis	$69,315	$1,781	$67,534	$39,500
2nd quarter present value of cash flows expected to be less than the amortized cost basis	49,878	1,846	48,032	35,679
3rd quarter present value of cash flows expected to be less than the amortized cost basis	47,782	20,158	27,624	36,334
4th quarter present value of cash flows expected to be less than the amortized cost basis	20,262	1,607	18,655	16,151

Aggregate total	$187,237	$25,392	$161,845	$127,664

The following loan-backed and structured securities were held at December 31, 2016, for which an OTTI was recognized during the current reporting period:

CUSIP	Amortized Cost before Current Period OTTI	Present Value of Projected Cash Flows	Recognized OTTI	Amortized Cost After OTTI	Fair Value at Time of OTTI	Quarter in which Impairment Occurred
24763LDE7	$159	$137	$22	$137	$138	1Q 2016
35729PPC8	423	114	309	114	82	1Q 2016
75970QAH3	1,060	1,014	46	1,014	945	1Q 2016
75970QAJ9	2,535	2,421	114	2,421	2,203	1Q 2016
75971EAF3	3,496	3,335	161	3,335	2,909	1Q 2016
83611MMM7	2,113	2,031	82	2,031	1,675	1Q 2016
14984WAA8	4,650	4,306	344	4,306	3,744	3Q 2016
75970QAJ9	1,928	1,928	–	1,928	1,924	3Q 2016
759950GA0	1,823	1,809	14	1,809	1,798	3Q 2016
126380AB0	6,174	6,089	85	6,089	6,150	3Q 2016
35729PPC8	95	49	45	49	86	4Q 2016
41161XAC0	2,165	1,810	356	1,810	2,154	4Q 2016
07325WAE2	41,597	39,311	2,286	39,311	21,814	4Q 2016

			$3,864

52

Transamerica Premier Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

The unrealized losses of loan-backed and structured securities where fair value is less than cost or amortized cost for which an OTTI has not been recognized in earnings as of December 31, 2016 and 2015 is as follows:

	Losses 12 Months or More	Losses Less Than 12 Months
Year ended December 31, 2016
The aggregate amount of unrealized losses	$15,135	$37,367
The aggregate related fair value of securities with unrealized losses	168,887	782,581

	Losses 12 Months or More	Losses Less Than 12 Months
Year ended December 31, 2015
The aggregate amount of unrealized losses	$70,919	$16,384
The aggregate related fair value of securities with unrealized losses	497,200	1,192,005

Detail of net investment income is presented below:

	Year Ended December 31
	2016	2015	2014
Income:
Bonds	$710,033	$685,467	$676,182
Preferred stocks	227	1,203	2,252
Common stocks	46,485	20,610	18,430
Mortgage loans on real estate	82,224	97,633	98,459
Real estate	31,665	30,522	5,583
Policy loans	50,559	51,402	52,384
Cash, cash equivalents and short-term investments	6,070	1,336	797
Derivatives	9,790	(5,862)	1,709
Other invested assets	13,872	19,277	8,642
Other	5,836	10,482	4,806

Gross investment income	956,761	912,070	869,244
Less investment expenses	72,176	71,236	43,274

Net investment income	$884,585	$840,834	$825,970

53

Transamerica Premier Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

Proceeds from sales and other disposals (excluding maturities) of bonds and preferred stock and related gross realized capital gains and losses were as follows:

	Year Ended December 31
	2016	2015	2014
Proceeds	$4,888,465	$3,379,615	$1,761,136

Gross realized gains	$167,992	$38,484	$13,103
Gross realized losses	(91,022)	(19,618)	(19,222)

Net realized capital gains (losses)	$76,970	$18,866	$(6,119)

The Company had gross realized losses which relate to losses recognized on other-than-temporary declines in the fair value of bonds and preferred stocks for the years ended December 31, 2016, 2015 and 2014 of $9,499, $5,623 and $25,788, respectively.

Net realized capital gains (losses) on investments are summarized below:

	Realized
	Year Ended December 31
	2016	2015	2014
Bonds	$67,594	$11,867	$(27,107)
Preferred stocks	(324)	1,375	(4,800)
Common stocks	186	3,433	1,037
Mortgage loans on real estate	18,849	(6,924)	(1,010)
Real estate	55	(760)	(4,098)
Cash, cash equivalents and short-term investments	24	3	9
Derivatives	217	(43,877)	37,103
Other invested assets	(17,503)	27,846	25,769

	69,098	(7,037)	26,903
Federal income tax effect	(3,804)	(17,108)	(4,261)
Transfer (to) from interest maintenance reserve	(76,685)	3,113	(6,980)

Net realized capital (losses) gains on investments	$(11,391)	$(21,032)	$15,662

At December 31, 2016, and 2015, the Company had no investments in restructured securities.

54

Transamerica Premier Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

The changes in net unrealized capital gains and losses on investments, including the changes in net unrealized foreign capital gains and losses were as follows:

	Change in Unrealized Year Ended December 31
	2016	2015	2014
Bonds	$17,650	$(10,977)	$21,255
Preferred stocks	(232)	—	—
Common stocks	14,970	23,258	(550)
Affiliated entities	(18,824)	10,397	2,328
Mortgage loans on real estate	—	—	247
Cash, cash equivalents and short-term investments	(56)	—	—
Derivatives	(24,747)	(148)	(121,278)
Other invested assets	3,338	(45,292)	(17,647)

Change in unrealized capital (losses) gains, before tax	(7,901)	(22,762)	(115,645)
Taxes on unrealized capital gains/losses	(9,049)	10,318	32,482

Change in unrealized capital (losses) gains, net of tax	$(16,950)	$(12,444)	$(83,163)

The credit qualities of mortgage loans by type of property for the year ended December 31, 2016 were as follows:

	Farm	Commercial	Mezzanine	Total
AAA – AA	$—	$796,653	$—	$796,653
A	15,369	666,241	—	681,610
BBB	—	116,669	—	116,669
BB	—	1,287	—	1,287

	$15,369	$1,580,850	$—	$1,596,219

The credit quality for commercial and farm mortgage loans was determined based on an internal credit rating model which assigns a letter rating to each mortgage loan in the portfolio as an indicator of the credit quality of the mortgage loan. The internal credit rating model was designed based on rating agency methodology, then modified for credit risk associated with the Company’s mortgage lending process, taking into account such factors as projected future cash flows, net operating income, and collateral value. The model produces a credit rating score and an associated letter rating which is intended to align with S&P ratings as closely as possible. Information supporting the credit risk rating process is updated at least annually.

During 2016, the maximum and minimum lending rates for commercial mortgage loans were 5.24% and 3.60%, respectively. The maximum percentage of any one mortgage loan to the value of the underlying real estate originated or acquired during the year ending December 31, 2016 at the time of origination or acquisition was 75%. During 2016, the Company did not reduce interest rates on any outstanding mortgages. At December 31, 2016, mortgage loans with

55

Transamerica Premier Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

a carrying value of $29 were non-income producing for the previous 180 days. There was no accrued interest related to these mortgage loans that required excluding the amount from investment income at December 31, 2016. The Company did not have any taxes, assessments and other amounts advanced not included in the mortgage loan total for the year ended December 31, 2016.

During 2015, the maximum and minimum lending rates for commercial mortgage loans were 6.75% and 3.44%, respectively. The maximum percentage of any one mortgage loan to the value of the underlying real estate originated or acquired during the year ending December 31, 2015 at the time of origination or acquisition was 87%. During 2015, the Company reduced the interest rate by 1.6% on one outstanding mortgage loans with statement value of $9,267. At December 31, 2015, mortgage loans with a carrying value of $196 were non-income producing for the previous 180 days. There was no accrued interest related to these mortgage loans that required excluding the amount from investment income at December 31, 2015. The Company did not have any taxes, assessments and other amounts advanced not included in the mortgage loan total for the year ended December 31, 2015.

The following tables provide the age analysis of mortgage loans aggregated by type:

		Residential		Commercial
December 31, 2016	Farm	Insured	All Other	Insured	All Other	Mezzanine	Total
Recorded Investment (All)
(a) Current	$15,369	$—	$463	$—	$1,580,850	$—	$1,596,682
(b) 30-59 Days Past Due	—	—	1,922	—	—	—	1,922
(c) 60-89 Days Past Due	—	—	42	—	—	—	42
(d) 90-179 Days Past Due	—	—	11	—	—	—	11
(e) 180+ Days Past Due	—	—	29	—	—	—	29

		Residential		Commercial
December 31, 2015	Farm	Insured	All Other	Insured	All Other	Mezzanine	Total
Recorded Investment (All)
(a) Current	$35,795	$—	$704	$—	$1,613,761	$34,865	$1,685,125
(b) 30-59 Days Past Due	—	—	2,099	—	—	—	2,099
(c) 60-89 Days Past Due	—	—	178	—	—	—	178
(d) 90-179 Days Past Due	—	—	158	—	—	—	158
(e) 180+ Days Past Due	—	—	196	—	—	—	196

At December 31, 2016 and 2015 there were no recorded investments in impaired loans with a related allowance for credit losses. The Company held no allowances for credit losses on mortgage loans at December 31, 2016 or December 31, 2015. There was no average recorded investment in impaired loans during 2016 or 2015. There was no recorded investment in impaired loans without an allowance for credit losses during 2016 or 2015.

56

Transamerica Premier Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

The following table provides a reconciliation of the beginning and ending balances for the allowance for credit losses on mortgage loans:

	Year Ended December 31
	2016	2015	2014
Balance at beginning of period	$—	$—	$247
Additions, net charged to operations	—	—	528
Recoveries in amounts previously charged off	—	—	(775)

Balance at end of period	$—	$—	$—

The following table provides the aggregate and corresponding amounts of mortgage loans derecognized as a result of foreclosure:

	Year Ended December 31
	2016	2015
Aggregate amount of mortgage loans derecognized	$37	$—
Real estate collateral recognized	37	—
Other collateral recognized	—	—
Receivables recognized from a government guarantee of the foreclosed mortgage loan	—	—

The Company accrues interest income on impaired loans to the extent deemed collectible (delinquent less than 91 days) and the loan continues to perform under its original or restructured contractual terms. Interest income on non-performing loans generally is recognized on a cash basis. The Company recognized $0, $0 and $472 of interest income on impaired loans for the years ended December 31, 2016, 2015 and 2014, respectively. The Company recognized interest income on a cash basis of $0, $0 and $484 for the years ended December 31, 2016, 2015 and 2014, respectively.

The fair value of property is determined based on an appraisal from a third-party appraiser, along with information obtained from discussions with internal asset managers and a listing broker regarding recent comparable sales data and other relevant property information. Impairment losses of $581, $297 and $3,927 were taken on real estate in 2016, 2015 and 2014, respectively, to write the book value down to the current fair value and were reflected as realized losses in the statements of operations. The Company disposed of multiple properties throughout 2016 resulting in a net realized loss of $636.

During 2016 and 2015, respectively, reverse mortgages of $4,385 and $1,070 were foreclosed or acquired by deed and transferred to real estate.

57

Transamerica Premier Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

At December 31, 2016 and 2015, the Company held a mortgage loan loss reserve in the AVR of $15,896 and $17,092, respectively.

The Company’s mortgage loan portfolio is diversified by geographic region and specific collateral property type as follows:

Geographic Distribution			Property Type Distribution
	December 31			December 31
	2016	2015		2016	2015
South Atlantic	28%	25%	Apartment	47%	37%
Pacific	27	28	Retail	20	22
W. South Central	11	10	Office	14	19
Middle Atlantic	10	12	Other	11	10
W. North Central	8	6	Industrial	5	8
Mountain	6	7	Medical	2	2
E. South Central	4	5	Agricultural	1	2
E. North Central	4	5
New England	2	2

At December 31, 2016, 2015 and 2014, the Company held mortgage loans with a total net admitted value of $295, $328 and $355, respectively, which had been restructured in accordance with SSAP No. 36. There were no realized losses during the years ended December 31, 2016, 2015 and 2014 related to such restructurings. There were no commitments to lend additional funds to debtors owing receivables at December 31, 2016, 2015 and 2014.

On December 31, 2010, the Company acquired two real estate related limited liability company interests (Transamerica Pyramid Properties, LLC (TPP) and Transamerica Realty Properties, LLC (TRP)) from Transamerica Life Insurance Company (TLIC), an affiliate, for a combined purchase price of $252,975. The price paid was based predominantly on the valuations of the properties within each of those entities. This transaction was accounted for as a business combination using the statutory purchase method and resulted in goodwill of $100,674 which was included in the carrying value of these other invested assets. Effective January 1, 2015, accounting guidance related to wholly-owned, single member/single asset LLCs was modified, which allowed TPP to be valued as real estate. As a result TPP is no longer included in the goodwill balance in 2015 on the Company. The 2015 amortization represents amortization of the TRP goodwill. Amortization in the amount of $2,504 was recorded during each of the years ending December 31, 2016 and 2015, which is reflected in the book adjusted carrying value of the Other Invested Asset line on the balance sheet, with an offset recorded in unassigned surplus. As the carrying amount of the total positive goodwill of the Company did not exceed 10% of the September 30, 2016 capital and surplus, adjusted to exclude positive goodwill and net deferred tax assets as of September 30, 2016, the entire goodwill was admitted at December 31, 2016.

58

Transamerica Premier Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

During 2016 and 2015 the Company did not recognize any impairment write down for its investments in joint ventures, partnerships or limited liability companies.

For the year ending December 31, 2016, the Company had ownership interests in thirty-five LIHTC properties. The remaining years of unexpired tax credits ranged from one to thirteen and none of the properties were subject to regulatory review. The length of time remaining for holding periods ranged from one to seventeen years. The amount of contingent equity commitments expected to be paid during the years 2017 to 2029 is $70,929. LIHTC tax credits recognized in 2016 was $2,615, and other LIHTC tax benefits recognized in 2016 was $3,004. There were no impairment losses, write-downs or reclassifications during the year related to any of these credits.

For the year ending December 31, 2015, the Company had ownership interests in thirty-four LIHTC properties. The remaining years of unexpired tax credits ranged from two to nine and none of the properties were subject to regulatory review. The length of time remaining for holding periods ranged from one to thirteen years. The amount of contingent equity commitments expected to be paid during the years 2016 to 2025 is $117. There were no impairment losses, write-downs or reclassifications during the year related to any of these credits.

The following tables provide the carrying value of state transferable tax credits gross of any related tax liabilities and total unused transferable tax credits by state and in total as of December 31, 2016 and 2015:

		December 31, 2016
Description of State Transferable and Non-transferable Tax Credits	State	Carrying Value	Unused Amount*
Low-Income Housing Tax Credits	MA	$518	$3,500

Total		$518	$3,500

		December 31, 2015
Description of State Transferable and Non-transferable Tax Credits	State	Carrying Value	Unused Amount
Low-Income Housing Tax Credits	MA	$518	$3,500

Total		$518	$3,500

*	The unused amount reflects credits that the Company deems will be realizable in 2015.

The Company did not have any non-transferable state tax credits.

59

Transamerica Premier Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

The Company estimated the utilization of the remaining state transferable tax credits by projecting a future tax liability based on projected premium, tax rates and tax credits and comparing the projected future tax liability to the availability of remaining state transferable tax credits. The Company had no impairment losses related to state transferable tax credits as of December 31, 2016, 2015 and 2014.

Derivatives

The Company has entered into collateral agreements with certain counterparties wherein the counterparty is required to post assets (cash or securities) on the Company’s behalf in an amount equal to the difference between the net positive fair value of the contracts and an agreed upon threshold based on the credit rating of the counterparty. If the net fair value of all contracts with this counterparty is negative, then the Company is required to post similar assets (cash or securities). Fair value of derivative contracts, aggregated at a counterparty level at December 31, was as follows:

	2016	2015
Fair value - positive	$400,267	$501,700
Fair value - negative	(117,553)	(59,588)

For the years ended December 31, 2016, 2015 and 2014, the Company has recorded $(60,771), $(46,309) and $(41,421), respectively, for the component of derivative instruments utilized for hedging purposes that did not qualify for hedge accounting. This has been recorded directly to unassigned surplus as an unrealized gain (loss). The Company did not recognize any unrealized gains or losses during 2016, 2015, or 2014 that represented the component of derivative instruments gain or loss that was excluded from the assessment of hedge effectiveness.

The maximum term over which the Company is hedging its exposure to the variability of future cash flows is approximately 16 years for forecasted hedge transactions. For the years ended December 31, 2016, 2015 and 2014 none of the Company’s cash flow hedges have been discontinued as it was probable that the original forecasted transactions would occur by the end of the originally specified time period documented at inception of the hedging relationship. As of December 31, 2016 and 2015, the Company has accumulated deferred gains in the amount of $1,794 and $2,593, respectively, related to the termination of swaps that were hedging forecasted transactions. It is expected that these gains will be used as basis adjustments on futures asset purchases expected to transpire throughout 2026.

60

Transamerica Premier Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

Summary of realized gain (losses) by derivative type for year-end December 31 is as follows:

	2016	2015	2014
Options:
Calls	$192	$96	$—
Puts	4,824	13,043	—

Total options	$5,016	$13,139	$—

Swaps:
Interest rate	$(11,388)	$(17,657)	$11,773
Credit	(1,530)	33	(50)
Total return	(34,637)	(13,720)	(5,916)

Total swaps	$(47,555)	$(31,344)	$5,807

Futures – net positions	42,756	(28,601)	31,296
Argentina warrants	—	2,928	—
Lehman settlements	126	162	—

Total realized gains (losses)	$343	$(43,716)	$37,103

Fair value of replicated assets and credit default swaps (as underlying), as of December 31, is as follows:

	Year Ended December 31
	2016	2015	2014
Replicated assets	$729,430	$763,649	$638,687
Credit default	(5,860)	(20,253)	(13,239)

Capital (losses) gains related to credit swap transactions (which are primarily replication transactions) as of December 31, is as follows:

	Year Ended December 31
	2016	2015	2014
Capital (losses) gains	$(1,530)	$33	$(50)

As stated in Note 1, the Company replicates investment grade corporate bonds or sovereign debt by writing credit default swaps. As a writer of credit swaps, the Company actively monitors the underlying asset, being careful to note any events (default or similar credit event) that would require the Company to perform on the credit swap. If such events would take place, the Company has recourse provisions from the proceeds of the bankruptcy settlement of the underlying entity or by the sale of the underlying bond.

61

Transamerica Premier Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

As of December 31, 2016, credit default swaps, used in replicating corporate bonds are as follows:

7

Deal, Receive (Pay), Underlying	Maturity Date	Maximum Future Payout (Estimated)	Current Fair Value
43299,SWAP, USD 1 / (USD 0), :JP1200551248	3/20/2017	$12,000	$25
43302,SWAP, USD 1 / (USD 0), :US50064FAD69	3/20/2017	10,000	$19
43307,SWAP, USD 1 / (USD 0), :US731011AN26	3/20/2017	15,000	$23
43310,SWAP, USD 1 / (USD 0), :US50064FAD69	3/20/2017	10,000	$19
43321,SWAP, USD 1 / (USD 0), :USY6826RAA06	3/20/2017	5,000	$7
47295,SWAP, USD 1 / (USD 0), :US59156RAN89	6/20/2017	25,000	$100
47296,SWAP, USD 1 / (USD 0), :US172967ES69	6/20/2017	25,000	$88
47297,SWAP, USD 1 / (USD 0), :US00163MAB00	6/20/2017	25,000	$90
43374,SWAP, USD 1 / (USD 0), :CDX-NAIGS18V1-5Y	6/20/2017	10,000	$44
43601,SWAP, USD 1 / (USD 0), :US88322LAA70	9/20/2017	5,100	$30
43613,SWAP, USD 1 / (USD 0), :US455780AQ93	9/20/2017	7,800	$32
46915,SWAP, USD 1 / (USD 0), :US534187AX79	12/20/2017	20,000	$164
47657,SWAP, USD 1 / (USD 0), :US416515AV66	12/20/2017	12,500	$105
48775,SWAP, USD 1 / (USD 0), :CDX-NAIGS19V1-5Y	12/20/2017	12,500	$108
53821,SWAP, USD 1 / (USD 0), :US260543BJ10	3/20/2018	22,000	$232
54865,SWAP, USD 5 / (USD 0), :US37247DAE67	3/20/2018	15,000	$468
55127,SWAP, USD 1 / (USD 0), :XS0292653994	3/20/2018	2,300	$25
119322,SWAP, USD 1 / (USD 0), :US455780AU06	3/20/2020	5,000	$6
102754,SWAP, USD 1 / (USD 0), :XS0292653994	3/20/2020	13,000	$174
102918,SWAP, USD 1 / (USD 0), :US195325BB02	3/20/2020	5,000	$(2)
103284,SWAP, USD 1 / (USD 0), :USY6826RAA06	3/20/2020	5,000	$23
102927,SWAP, USD 1 / (USD 0), :US465410AH18	3/20/2020	5,000	$(42)
103048,SWAP, USD 1 / (USD 0), :USY6826RAA06	3/20/2020	5,000	$23
103141,SWAP, USD 1 / (USD 0), :US465410AH18	3/20/2020	15,000	$(127)

62

Transamerica Premier Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

109219,SWAP, USD 1 / (USD 0), :US195325BB02	6/20/2020	2,500	$(9)
109571,SWAP, USD 1 / (USD 0), :US195325BB02	6/20/2020	2,500	$(9)
109622,SWAP, USD 1 / (USD 0), :US195325BB02	6/20/2020	2,500	$(9)
109623,SWAP, USD 1 / (USD 0), :US715638AP79	6/20/2020	2,500	$27
109544,SWAP, USD 1 / (USD 0), :US698299AD63	6/20/2020	2,400	$10
109553,SWAP, USD 1 / (USD 0), :US698299AD63	6/20/2020	1,200	$5
109550,SWAP, USD 1 / (USD 0), :US715638AP79	6/20/2020	1,250	$13
109645,SWAP, USD 1 / (USD 0), :US465410AH18	6/20/2020	1,330	$(14)
109647,SWAP, USD 1 / (USD 0), :US465410AH18	6/20/2020	1,330	$(14)
109687,SWAP, USD 1 / (USD 0), :US465410AH18	6/20/2020	1,340	$(15)
110510,SWAP, USD 1 / (USD 0), :US698299AD63	6/20/2020	1,200	$5
110620,SWAP, USD 1 / (USD 0), :US715638AP79	6/20/2020	1,250	$13
111121,SWAP, USD 1 / (USD 0), :US715638AP79	6/20/2020	1,250	$13
111125,SWAP, USD 1 / (USD 0), :US698299AD63	6/20/2020	1,200	$5
110854,SWAP, USD 1 / (USD 0), :US715638AP79	6/20/2020	1,250	$13
111719,SWAP, USD 1 / (USD 0), :US900123AL40	6/20/2020	1,200	$(40)
111729,SWAP, USD 1 / (USD 0), :US195325BB02	6/20/2020	600	$(2)
111732,SWAP, USD 1 / (USD 0), :US900123AL40	6/20/2020	600	$(20)
111735,SWAP, USD 1 / (USD 0), :US836205AN45	6/20/2020	600	$(9)
111738,SWAP, USD 1 / (USD 0), :US105756BV13	6/20/2020	600	$(16)
111744,SWAP, USD 1 / (USD 0), :US195325BB02	6/20/2020	600	$(2)
111832,SWAP, USD 1 / (USD 0), :US715638AP79	6/20/2020	600	$6
111842,SWAP, USD 1 / (USD 0), :US91086QAW87	6/20/2020	600	$(2)
111845,SWAP, USD 1 / (USD 0), :US195325BB02	6/20/2020	600	$(2)
111898,SWAP, USD 1 / (USD 0), :US900123AL40	6/20/2020	600	$(20)
112138,SWAP, USD 1 / (USD 0), :US698299AD63	9/20/2020	1,200	$3
112153,SWAP, USD 1 / (USD 0), :US900123AL40	6/20/2020	600	$(20)
112228,SWAP, USD 1 / (USD 0), :USY6826RAA06	9/20/2020	1,200	$(1)
112230,SWAP, USD 1 / (USD 0), :US698299AD63	9/20/2020	600	$1
112304,SWAP, USD 1 / (USD 0), :US455780AU06	9/20/2020	600	$(3)
112328,SWAP, USD 1 / (USD 0), :US91086QAW87	9/20/2020	600	$(3)
112340,SWAP, USD 1 / (USD 0), :US25271CAJ18	9/20/2020	3,350	$(212)
112428,SWAP, USD 1 / (USD 0), :US465410AH18	6/20/2020	600	$(7)
112431,SWAP, USD 1 / (USD 0), :US698299AD63	9/20/2020	600	$1
112573,SWAP, USD 1 / (USD 0), :US105756BV13	6/20/2020	600	$(16)
113398,SWAP, USD 1 / (USD 0), :US88322KAC53	9/20/2020	600	$9
113437,SWAP, USD 1 / (USD 0), :US455780AU06	9/20/2020	600	$(3)
115816,SWAP, USD 1 / (USD 0), :US260543BJ10	9/20/2020	10,000	$169
115817,SWAP, USD 1 / (USD 0), :US40414LAA70	9/20/2020	10,000	$(81)
116006,SWAP, USD 1 / (USD 0), :US00163MAB00	9/20/2020	10,000	$87
116040,SWAP, USD 1 / (USD 0), :ES0413900384	9/20/2020	10,000	$10
127389,SWAP, USD 1 / (USD 0), :US149123BZ39	12/20/2020	5,000	$109
127393,SWAP, USD 1 / (USD 0), :US460146CE11	12/20/2020	5,000	$109
127397,SWAP, USD 1 / (USD 0), :US244199BC83	12/20/2020	5,000	$126
127471,SWAP, USD 1 / (USD 0), :US037411AN57	12/20/2020	10,000	$92
130585,SWAP, USD 1 / (USD 0), :US416515AY06	6/20/2017	25,000	$104

63

`Transamerica Premier Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

120681,SWAP, USD 1 / (USD 0), :JP1200551248	6/20/2017	10,000	$45
133646,SWAP, USD 1 / (USD 0), :US91086QAW87	12/20/2020	3,900	$(30)
133655,SWAP, USD 1 / (USD 0), :US195325BB02	12/20/2020	2,000	$(19)
133658,SWAP, USD 1 / (USD 0), :US715638AP79	12/20/2020	2,000	$16
133738,SWAP, USD 1 / (USD 0), :US195325BB02	12/20/2020	5,000	$(47)
133740,SWAP, USD 1 / (USD 0), :US455780AU06	12/20/2020	5,000	$(41)
133901,SWAP, USD 1 / (USD 0), :US698299AD63	12/20/2020	2,100	$-
134594,SWAP, USD 1 / (USD 0), :US465410AH18	12/20/2020	5,000	$(78)
134657,SWAP, USD 1 / (USD 0), :US445545AD87	12/20/2020	4,000	$(2)
134619,SWAP, USD 1 / (USD 0), :US445545AD87	12/20/2020	2,500	$(1)
134823,SWAP, USD 1 / (USD 0), :US455780AU06	12/20/2020	5,000	$(41)
134803,SWAP, USD 1 / (USD 0), :US712219AG90	12/20/2020	10,000	$28
134807,SWAP, USD 1 / (USD 0), :US712219AG90	12/20/2020	5,000	$14
134930,SWAP, USD 1 / (USD 0), :US168863AV04	12/20/2020	5,000	$65
137187,SWAP, USD 1 / (USD 0), :US718286AP29	12/20/2020	2,500	$18
158025,SWAP, USD 1 / (USD 0), :CDX-NAIGS26V1-5Y	6/20/2021	10,000	$164
160769,SWAP, USD 1 / (USD 0), :XS0114288789	6/20/2021	2,500	$(58)
160771,SWAP, USD 1 / (USD 0), :XS0114288789	6/20/2021	3,500	$(81)
186521,SWAP, USD 1 / (USD 0), :XS0114288789	12/20/2021	6,000	$(207)
186524,SWAP, USD 1 / (USD 0), :XS0114288789	12/20/2021	360	$(12)
186525,SWAP, USD 5 / (USD 0), :USP04808AE45	12/20/2021	4,000	$(25)
186528,SWAP, USD 5 / (USD 0), :USP04808AE45	12/20/2021	240	$(1)
187622,SWAP, USD 0 / (USD 0), :US23331ABF57	12/20/2021	11,000	$(122)
187594,SWAP, USD 1 / (USD 0), :US29250RAC07	12/20/2017	5,000	$17
187598,SWAP, USD 1 / (USD 0), :US74432QAY17	6/20/2018	20,000	$236
187595,SWAP, USD 1 / (USD 0), :US92276MAT27	6/20/2018	20,000	$212
187597,SWAP, USD 1 / (USD 0), :US74432QAB14	6/20/2018	20,000	$236

		$591,550	$2,321

64

Transamerica Premier Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

At December 31, 2016 and 2015, the Company’s outstanding derivative financial instruments with on and off balance sheet risks, shown in notional amounts, are summarized as follows:

	Notional Amount
	2016	2015
Interest rate and currency swaps:
Receive fixed - pay fixed	$18,242	$650,104
Receive fixed - pay floating	32,292	8,970
Receive floating - pay fixed	19,500	19,500
Receive floating - pay floating	120,950	—
Swaps:
Receive fixed - pay fixed	1,187,278	144,849
Receive fixed - pay floating	1,836,930	2,204,430
Receive floating - pay fixed	1,320,450	126,450
Receive floating - pay floating	1,054,350	561,004
Caps	9,750,000	9,750,000
Options Calls / Puts	333	171,644

65

Transamerica Premier Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

The following tables show the pledged or restricted assets as of December 31, 2016 and 2015, respectively:

	Gross Restricted (Admitted & Nonadmitted) 2016
Restricted Asset Category	Total General Account (G/A)	G/A Supporting Separate Account (S/A) Activity	Total S/A Restricted Assets	S/A Assets Supporting G/A Activity	Total
Subject to contractual obligation for which liability is not shown	$—	$—	$—	$—	$—
Collateral held under security lending agreements	425,817	—	—	—	425,817
Subject to repurchase agreements	—	—	—	—	—
Subject to reverse repurchase agreements	—	—	—	—	—
Subject to dollar repurchase agreements	175,171	—	—	—	175,171
Subject to dollar reverse repurchase agreements	—	—	—	—	—
Placed under option contracts	—	—	—	—	—
Letter stock or securities restricted as to sale -excluding FHLB capital stock	18,049	—	—	—	18,049
FHLB capital stock	73,000	—	—	—	73,000
On deposit with states	9,214	—	—	—	9,214
On deposit with other regulatory bodies	—	—	—	—	—
Pledged as collateral to FHLB (including assets backing funding agreements)	1,898,720	—	—	—	1,898,720
Pledged as collateral not captured in other categories	244,157	—	—	—	244,157
Other restricted assets	—	—	—	—	—

Total Restricted Assets	$2,844,128	$—	$—	$—	$2,844,128

66

Transamerica Premier Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

	Gross (Admitted & Nonadmitted) Restricted				Percentage
Restricted Asset Category	Total From Prior Year	Increase/ (Decrease)	Total Nonadmitted Restricted	Total Admitted Restricted	Gross (Admitted & Nonadmitted) Restricted to Total Assets	Admitted Restricted to Total Admitted Assets
Subject to contractual obligation for which liability is not shown	$—	$—	$—	$—	0.00%	0.00%
Collateral held under security lending agreements	354,047	71,770	—	425,817	1.01%	1.03%
Subject to repurchase agreements	—	—	—	—	0.00%	0.00%
Subject to reverse repurchase agreements	—	—	—	—	0.00%	0.00%
Subject to dollar repurchase agreements	291,895	(116,724)	—	175,171	0.42%	0.42%
Subject to dollar reverse repurchase agreements	—	—	—	—	0.00%	0.00%
Placed under option contracts	—	—	—	—	0.00%	0.00%
Letter stock or securities restricted as to sale-excluding FHLB capital stock	—	18,049	—	18,049	0.04%	0.04%
FHLB capital stock	26,000	47,000	—	73,000	0.17%	0.18%
On deposit with states	10,024	(810)	—	9,214	0.02%	0.02%
On deposit with other regulatory bodies	—	—	—	—	0.00%	0.00%
Pledged as collateral to FHLB (including assets backing funding agreements)	895,353	1,003,367	—	1,898,720	4.52%	4.57%
Pledged as collateral not captured in other categories	131,658	112,499	—	244,157	0.58%	0.59%
Other restricted assets	190,947	(190,947)	—	—	0.00%	0.00%

Total Restricted Assets	$1,899,924	$944,204	$—	$2,844,128	6.77%	6.85%

The following tables show the pledged or restricted assets in other categories as of December 31, 2016 and 2015, respectively:

	Gross (Admitted & Nonadmitted) Restricted 2016
Description of Assets	Total General Account (G/A)	G/A Supporting S/A Activity (a)	Total Separate Account (S/A) Restricted Assets	S/A Assets Supporting G/A Activity	Total
Derivatives	$244,157	$—	$—	$—	$244,157
Secured Funding Agreements	—	—	—	—	—
AMBAC	—	—	—	—	—

Total	$244,157	$—	$—	$—	$244,157

67

Transamerica Premier Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

	Gross (Admitted & Nonadmitted) Restricted			Percentage
Description of Assets	Total From Prior Year	Increase/ (Decrease)	Total Current Year Admitted Restricted	Gross (Admitted & Nonadmitted) Restricted to Total Assets	Admitted Restricted to Total Admitted Assets
Derivatives	$118,131	$126,026	$244,157	0.58%	0.59%
Secured Funding Agreements	13,528	(13,528)	—	0.00	0.00
AMBAC	—	—	—	0.00	0.00
Total	$131,659	$112,498	$244,157	0.58%	0.78%

The following table shows the collateral received and reflected as assets within the financial statements as of December 31, 2016

Collateral Assets	Book Adjusted Carrying Value (BACV)	Fair Value	% of BACV to Total Assets (Admitted and Nonadmitted*)	% of BACV to Total Admitted Assets **
Cash	$411,447	$411,447	2.07%	2.12%
Schedule DL, Part 1	425,875	425,875	2.14	2.19
Other	93,932	93,932	0.47	0.48

Total Collateral Assets	$931,255	$931,255	4.68%	4.80%

Recognized Obligation to	Amount	% of Liability to Total Liabilities*
Return Collateral Asset	$931,699	5.25%

68

Transamerica Premier Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

The Company has no receivables as of December 31, 2016 associated with “to-be-announced” (TBA) covered short sales. The Company has receivables as of December 31, 2015 associated with TBA covered short sales. These receivables have been offset on the Balance Sheet with dollar repurchase agreement liabilities as the transactions are with the same counterparty. See the following table:

	Gross Amount Recognized	Amount Offset	Net Amount Presented on Financial Statements
December 31, 2016
Assets:
Receivables for securities	$—	$—	$—
Liabilities:
Borrowed money	$—	$—	$—
December 31, 2015
Assets:
Receivables for securities	$132,277	$130,726	$1,552
Liabilities:
Borrowed money	$292,560	$130,726	$161,834

5. Reinsurance

Certain premiums and benefits are assumed from and ceded to other insurance companies under various reinsurance agreements. The Company reinsures portions of the risk on certain insurance policies which exceed its established limits, thereby providing a greater diversification of risk and minimizing exposure on larger risks. The Company remains contingently liable with respect to any insurance ceded and this would become an actual liability in the event that the assuming insurance company became unable to meet its obligation under the reinsurance treaty.

69

Transamerica Premier Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

Premiums earned reflect the following reinsurance amounts:

	Year Ended December 31
	2016	2015	2014
Direct premiums	$3,302,028	$3,198,245	$2,940,490
Reinsurance assumed – non affiliates	89,277	94,177	122,228
Reinsurance assumed – affiliates	(1,651,630)	405,295	3,939,481
Reinsurance ceded – non affiliates	(95,982)	(85,971)	(114,182)
Reinsurance ceded – affiliates	1,631,880	(494,431)	(550,690)

Net premiums earned	$3,275,573	$3,117,315	$6,337,327

The Company received reinsurance recoveries in the amount of $453,417, $516,274 and $506,173 during 2016, 2015 and 2014, respectively. At December 31, 2016, 2015 and 2014, estimated amounts recoverable from reinsurers that have been deducted from policy and contract claim reserves totaled $29,057, $35,726 and $40,152, respectively. The aggregate reserves for policies and contracts were reduced for reserve credits for reinsurance ceded at December 31, 2016, 2015 and 2014 of $2,248,649, $5,886,191 and $5,898,031, respectively, of which $2,099,048, $5,730,729 and $5,729,938, respectively, were ceded to affiliates.

At December 31, 2016 and 2015, amounts recoverable from unaffiliated unauthorized reinsurers totaled $1,084 and $1,837, respectively, and reserve credits for reinsurance ceded totaled $5,676 and $6,220, respectively. The reinsurers hold collateral under these reinsurance agreements in the form of trust agreements totaling $15,969 and $15,968 at December 31, 2016 and 2015, respectively, that can be drawn on for amounts that remain unpaid for more than 120 days.

Effective October 1, 2016, Transamerica Life Insurance Company (TLIC) recaptured fixed annuity and funding agreement business assumed by the Company on a coinsurance basis. The Company transferred cash and invested assets of $3,017,073 along with policy and claim reserves of $3,030,564 and IMR of ($926). A reinsurance payable to TLIC was established for the remaining $12,565 of assets to be transferred in support of the transferred policy and claim reserves. In addition, the Company transferred $82,218 of transfer date IMR to TLIC. The Company received net consideration from TLIC resulting in pre-tax gain of $40,086, which has been included in the Summary of Operations.

Effective October 1, 2016, the Company recaptured medium-term note funding agreements previously ceded to TLIC on a coinsurance basis. The Company received cash and invested assets of $114,175 and recorded deposit-type reserves of $112,238 and a hedge novation of $2,228. A receivable from TLIC of $292 was established for remaining assets to be transferred in support of the hedge novation. The Company paid consideration to TLIC resulting in a pre-tax loss of $2,936, which has been included in the Summary of Operations.

70

Transamerica Premier Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

Effective July 1, 2016, the Company recaptured fixed annuity and funding agreement business previously ceded to Transamerica Life International (Bermuda) Ltd. (TLIB), an affiliate. The Company received net consideration of $92,435, released a funds withheld liability of $3,398,671, recaptured policy and claims reserves of $3,398,047 and reestablished an IMR liability of $25,456, resulting in a pre-tax gain of $67,603, which has been included in the Summary of Operations.

Effective April 14, 2015, the reinsurance agreement dated December 31, 2008 reinsuring variable annuity reinsurance between the Company and Transamerica International Re (Bermuda) Ltd (TIRe), an affiliate, was novated to Firebird Re Corp. (FReC), also an affiliate. General account reserves and claim reserves ceded on a coinsurance basis at the time of novation were $102,123 and $927, respectively. Separate account modified coinsurance reserves and general account modified coinsurance reserves at the time of the novation were $1,514,150 and $199,680 respectively. No consideration was paid or received related to the novation. No gain or loss was recognized.

Subsequent to the novation, the Companies entered into an amended and restated reinsurance agreement related to the block of business. The modified coinsurance reinsurance reserves were converted to coinsurance reserves and a general account funds withheld was established. The general account paid FReC $199,680 for the modified coinsurance reserves and ceded coinsurance reserves of $174,799, resulting in a pre-tax loss of $24,881 due to the treaty amendment which has been included in the Summary of Operations. In addition, FReC placed assets of $277,850 equal to the ceded general account reserves in a funds withheld account, and the Company established a corresponding funds withheld liability of $277,850.

Effective January 1, 2015, the Company recaptured certain variable universal life plans previously reinsured to Global Preferred Re Limited (GPRe), an affiliate, for which the Company paid net consideration of $49,581, recaptured benefit reserves and claim reserves of $7,580 and $1,236, respectively, and recaptured policy loans of $5,396, resulting in a pre-tax loss of $53,000 which has been included in the Summary of Operations.

Effective December 31, 2014, the Company assumed certain stand-alone long-term care policies from TLIC, on a modified coinsurance basis for which the Company received an initial ceding commission and premiums of $350,000 and $3,914,521, respectively, and assumed modified coinsurance reserves of $3,914,521, resulting in a pre-tax gain of $350,000 ($227,500 after-tax) which has been credited directly to unassigned surplus on a net of tax basis.

Effective December 31, 2014, the Company ceded certain life policies to Harbor View Re Corp. (HVRe), an affiliate, on a coinsurance funds withheld basis for which the Company established a funds withheld liability of $7,931, released policy and claim reserves of $8,893, released other assets of $962, and exchanged no consideration, resulting in no gain or loss.

71

Transamerica Premier Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

Effective October 1, 2014, the Company recaptured the business that was previously reinsured to Transamerica International Re (Bermuda), Ltd. (TIRe), an affiliate, for which the Company received net consideration of $25,000, released the funds withheld liability of $247,660, recaptured policy and claims reserves of $584,719 and recaptured other assets of $15,940, resulting in a pre-tax loss of $296,119, which was included in the Statements of Operations. In addition, the Company released into income a previously deferred unamortized gain resulting from the original cession of this business to TIRe in the amount of $120,832 with a corresponding charge to unassigned surplus.

Subsequently, October 1, 2014, the Company ceded this business to Ironwood Re Corp. (IRC), an affiliate, for which the Company established a funds withheld liability of $253,658, released policy and claims reserves of $586,648, released other assets of $15,951, and paid consideration of $11,000, resulting in a pre-tax gain of $306,040, ($198,926 after-tax) which has been credited directly to unassigned surplus.

Effective June 30, 2014, the Company assumed from TLIC, an affiliate, on a YRT basis the net amount paid in excess of $3,000 on covered level term life insurance policies. The Company received an initial premium of $858 and assumed reserves of $5,684 resulting in a pre-tax loss of $4,826 which has been included in the Statements of Operations.

During 2016 and 2015, the Company amortized deferred gains from reinsurance transactions occurring prior to 2015 of $73,924 and $98,071, respectively, into earnings on a net of tax basis with a corresponding charge to unassigned surplus.

Effective July 1, 2015, the Company entered into an assumption reinsurance agreement with Stonebridge Life Insurance Company (SLIC), an affiliate, under which the Company assumed SLIC’s Medicare Supplement business. The Company received policy reserves of $6,987, claims reserves of $20,893, other liabilities of $920 along with assets of $28,801 from SLIC during the last two quarters of the year as regulatory approvals of the assumption agreement were received. No consideration was paid or received related to the novation. No gain or loss was recognized in the financial statements. SLIC merged into TLIC, an affiliate, effective October 1, 2015, so the reinsurance agreement is now with TLIC.

The Company entered into an assumption reinsurance transaction with TLIC effective September 30, 2008. TLIC was the issuer of a series of corporate-owned life insurance policies issued to Life Investors Insurance Company of America (LIICA), an affiliate. The assumption reinsurance transaction resulted in the Company assuming all liabilities of TLIC arising under these policies. The Company assumed reserves of $138,025 and received consideration of $125,828. The Company recorded $12,197 of goodwill related to this transaction. The Company amortized $1,391 and $1,321 of this balance during 2016 and 2015, respectively.

72

Transamerica Premier Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

Letters of credit held for all unauthorized reinsurers as of December 31, 2016, 2015 and 2014 were $1,404,444, $1,440,113 and $1,521,194 respectively.

The Company reinsures a closed block of GMIB, GMDB, and GMWB risks to FReC. The affiliated reinsurance treaties have been in place for a number of years and do not include any new business since the inception but were initiated to better align hedging and capital requirements. The risk reinsured to the affiliated reinsurer is retained by the Transamerica group. The risks assumed by FReC are all affiliated variable annuity treaties.

Variable annuity reserves established by FReC are equal to the US GAAP reserve requirements. In addition, the captive establishes an additional variable annuity reserve above the US GAAP reserve to the greater of the mirror of the reserve ceded to the Captive (US statutory) and a total asset requirement (CTE 80) level. The TAR CTE80 is calculated assuming a 50% best estimate model (with hedge credit) and 50% stochastic model.

The Company took reserve credits for variable annuities of $297,279 in 2016. The amount of collateral supporting the reserve credits was $293,764 in 2016. All of the collateral held to support the reserve credit is funds withheld. The collateral is made up of bonds, cash and short-term assets.

The Company assumed modified coinsurance reserves of $4,536,010 and $4,236,392 as of December 31, 2016 and 2015, respectively, for certain stand-alone long-term care policies under the indemnity reinsurance agreement with TLIC, an affiliate. Assumed losses incurred of $361,167 and $346,166 for years ended December 31, 2016 and 2015, respectively, are presented net within the claims development table in Note 1.

73

Transamerica Premier Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

6. Income Taxes

The components of the net deferred tax asset/ (liability) at December 31 are as follows:

	December 31, 2016
	Ordinary	Capital	Total
Gross Deferred Tax Assets	$862,256	$93,444	$955,700
Statutory Valuation Allowance Adjustment	—	—	—

Adjusted Gross Deferred Tax Assets	862,256	93,444	955,700
Deferred Tax Assets Nonadmitted	307,256	—	307,256

Subtotal (Net Deferred Tax Assets)	555,000	93,444	648,444
Deferred Tax Liabilities	248,544	84,683	333,227

Net Admitted Deferred Tax Assets	$306,456	$8,761	$315,217

	December 31, 2015
	Ordinary	Capital	Total
Gross Deferred Tax Assets	$829,096	$113,031	$942,127
Statutory Valuation Allowance Adjustment	—	—	—

Adjusted Gross Deferred Tax Assets	829,096	113,031	942,127
Deferred Tax Assets Nonadmitted	336,781	—	336,781

Subtotal (Net Deferred Tax Assets)	492,315	113,031	605,346
Deferred Tax Liabilities	203,198	64,641	267,839

Net Admitted Deferred Tax Assets	$289,117	$48,390	$337,507

	Change
	Ordinary	Capital	Total
Gross Deferred Tax Assets	$33,160	$(19,587)	$13,573
Statutory Valuation Allowance Adjustment	—	—	—

Adjusted Gross Deferred Tax Assets	33,160	(19,587)	13,573
Deferred Tax Assets Nonadmitted	(29,525)	—	(29,525)

Subtotal (Net Deferred Tax Assets)	62,685	(19,587)	43,098
Deferred Tax Liabilities	45,346	20,042	65,388

Net Admitted Deferred Tax Assets	$17,339	$(39,629)	$(22,290)

74

Transamerica Premier Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

The main components of deferred income tax amounts are as follows:

Deferred Tax Assets:

	Year Ended December 31
	2016	2015	Change
Ordinary
Discounting of unpaid losses	$1,212	$641	$571
Policyholder reserves	400,728	397,858	2,870
Investments	198,541	159,998	38,543
Deferred acquisition costs	207,849	206,232	1,617
Compensation and benefits accrual	342	576	(234)
Receivables – nonadmitted	49,919	58,970	(9,051)
Section 197 Intangible Amortization	395	454	(59)
Corporate Provision	140	70	70
Other (including items <5% of ordinary tax assets)	3,130	4,297	(1,167)

Subtotal	862,256	829,096	33,160
Nonadmitted	307,256	336,781	(29,525)

Admitted ordinary deferred tax assets	555,000	492,315	62,685
Capital:
Investments	93,444	113,031	(19,587)
Other (including items <5% of total total capital tax assets)	—	—	—

Subtotal	93,444	113,031	(19,587)
Statutory valuation allowance adjustment	—	—	—
Nonadmitted	—	—	—

Admitted capital deferred tax assets	93,444	113,031	(19,587)

Admitted deferred tax assets	$648,444	$605,346	$43,098

75

Transamerica Premier Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

	Year Ended December 31
	2016	2015	Change
Deferred Tax Liabilities:
Ordinary
Investments	$186,250	$137,137	$49,113
Provision for Contingent Debt	4,091	4,270	(179)
Deferred and uncollected premium	44,560	44,761	(201)
Reinsurance Ceded	916	1,402	(486)
§807(f) adjustment	11,389	14,254	(2,865)
Separate account adjustments	1,339	1,373	(34)
Other (including items <5% of total ordinary tax liabilities)	(1)	1	(2)

Subtotal	248,544	203,198	45,346
Capital
Investments	84,683	64,641	20,042
Subtotal	84,683	64,641	20,042

Deferred tax liabilities	333,227	267,839	65,388

Net deferred tax assets/liabilities	$315,217	$337,507	$(22,290)

As discussed in Note 1, for the years ended December 31, 2016 and 2015 the Company admits deferred income tax assets pursuant to SSAP No. 101. The amount of admitted adjusted gross deferred income tax assets under each component of SSAP No. 101 is as follows:

	December 31, 2016
	Ordinary	Capital	Total
Admission Calculation Components SSAP No. 101
2(a) Federal Income Taxes Paid in Prior Years Recoverable Through Loss Carrybacks	$189,735	$21,620	$211,355
2(b) Adjusted Gross Deferred Tax Assets Expected to be Realized (Excluding The Amount of Deferred Tax Assets From 2(a) above) After Application of the Threshold Limitation (the Lesser of 2(b)1 and 2(b)2 below)	87,353	16,509	103,862
1. Adjusted Gross Deferred Tax Assets Expected to be Realized Following the Balance Sheet Date	87,353	16,509	103,862
2. Adjusted Gross Deferred Tax Assets Allowed per Limitation Threshold	XXX	XXX	203,977
2(c) Adjusted Gross Deferred Tax Assets (Excluding The Amount Of Deferred Tax Assets From 2(a) and 2(b) above) Offset by Gross Deferred Tax Liabilities	277,912	55,315	333,227

2(d) Deferred Tax Assets Admitted as the result of application of SSAP No. 101, Total (2(a) + 2(b) + 2(c))	$555,000	$93,444	$648,444

76

Transamerica Premier Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

	December 31, 2015
	Ordinary	Capital	Total
Admission Calculation Components SSAP No. 101
2(a) Federal Income Taxes Paid in Prior Years Recoverable Through Loss Carrybacks	$205,446	$17,106	$222,552
2(b) Adjusted Gross Deferred Tax Assets Expected to be Realized (Excluding The Amount of Deferred Tax Assets From 2(a) above) After Application of the Threshold Limitation (the Lesser of 2(b)1 and 2(b)2 below)	76,949	38,006	114,955
1. Adjusted Gross Deferred Tax Assets Expected to be Realized Following the Balance Sheet Date	76,949	38,006	114,955
2. Adjusted Gross Deferred Tax Assets Allowed per Limitation Threshold	XXX	XXX	174,970
2(c) Adjusted Gross Deferred Tax Assets (Excluding The Amount Of Deferred Tax Assets From 2(a) and 2(b) above) Offset by Gross Deferred Tax Liabilities	209,920	57,919	267,839

2(d) Deferred Tax Assets Admitted as the result of application of SSAP No. 101, Total (2(a) + 2(b) + 2(c))	$492,315	$113,031	$605,346

	Change
	Ordinary	Capital	Total
Admission Calculation Components SSAP No. 101
2(a) Federal Income Taxes Paid in Prior Years Recoverable Through Loss Carrybacks	$(15,711)	$4,514	$(11,197)
2(b) Adjusted Gross Deferred Tax Assets Expected to be Realized (Excluding The Amount of Deferred Tax Assets From 2(a) above) After Application of the Threshold Limitation (the Lesser of 2(b)1 and 2(b)2 below)	10,404	(21,497)	(11,093)
1. Adjusted Gross Deferred Tax Assets Expected to be Realized Following the Balance Sheet Date	10,404	(21,497)	(11,093)
2. Adjusted Gross Deferred Tax Assets Allowed per Limitation Threshold	XXX	XXX	29,007
2(c) Adjusted Gross Deferred Tax Assets (Excluding The Amount Of Deferred Tax Assets From 2(a) and 2(b) above) Offset by Gross Deferred Tax Liabilities	67,992	(2,604)	65,388

2(d) Deferred Tax Assets Admitted as the result of application of SSAP No. 101, Total (2(a) + 2(b) + 2(c))	$62,685	$(19,587)	$43,098

77

Transamerica Premier Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

	December 31
	2016	2015	Change
Ratio Percentage Used To Determine Recovery Period and Threshold Limitation Amount	674%	672%	2%

Amount of Adjusted Capital and Surplus Used To Determine Recovery Period and Threshold Limitation in 2(b)2 above	$1,359,844	$1,166,465	$193,379

The impact of tax planning strategies at December 31, 2016 and 2015 was as follows:

	December 31, 2016
	Ordinary Percent	Capital Percent	Total Percent
(% of Total Adjusted Gross DTAs)	0%	0%	0%

(% of Total Net Admitted Adjusted Gross DTAs)	0%	18%	3%

	December 31, 2015
	Ordinary Percent	Capital Percent	Total Percent
(% of Total Adjusted Gross DTAs)	0%	82%	10%

(% of Total Net Admitted Adjusted Gross DTAs)	0%	34%	6%

The Company’s tax planning strategies do not include the use of reinsurance-related tax planning strategies.

78

Transamerica Premier Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

Current income taxes incurred consist of the following major components:

	Year Ended December 31
	2016	2015	Change
Current Income Tax
Federal	$14,354	$(29,748)	$44,102

Subtotal	14,354	(29,748)	44,102
Federal income tax on net capital gains	3,804	17,108	(13,304)

Federal and foreign income taxes incurred	$18,158	$(12,640)	$30,798

	Year Ended December 31
	2015	2014	Change
Current Income Tax
Federal	$(29,748)	$196,140	$(225,888)

Subtotal	(29,748)	196,140	(225,888)
Federal income tax on net capital gains	17,108	4,261	12,847

Federal and foreign income taxes incurred	$(12,640)	$200,401	$(213,041)

The Company did not report a valuation allowance for deferred income tax assets as of December 31, 2016 or 2015.

The Company made a modification in 2015 to its groupings of DTAs and DTLs (as permitted under SSAP No. 101, Q&A 2.9). Prior to this change, TPLIC had DTAs and DTLs that were netted together within two specific categories of temporary differences. TPLIC determined, in accordance with its practice of recording DTAs and DTLs separately for purposes of application of SSAP No. 101, that it is more appropriate and consistent to present DTAs and DTLs with respect to 1) reserves and deferred and uncollected premiums and 2) bonds and derivatives on certain blocks of business.

79

Transamerica Premier Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

The Company’s current income tax incurred and change in deferred income tax differs from the amount obtained by applying the federal statutory rate of 35% to income before tax as follows:

	Year Ended December 31
	2016	2015	2014
Current income taxes incurred	$18,159	$(12,640)	$200,401
Change in deferred income taxes	42,764	(105,861)	23,946
(without tax on unrealized gains and losses)
Total income tax reported	$60,923	$(118,501)	$224,347
Income before taxes	$433,722	$198,070	$558,113
	35.00%	35.00%	35.00%
Expected income tax expense (benefit) at 35% statutory rate	$151,803	$69,325	$195,340
Increase (decrease) in actual tax reported resulting from:
Dividends received deduction	(11,217)	(13,319)	(10,219)
Tax credits	(12,804)	(43,238)	(8,934)
Tax-exempt Income	(13)	(8)	(12)
Tax adjustment for IMR	(28,395)	(8,634)	(8,667)
Surplus adjustment for in-force ceded	(25,874)	(34,325)	93,779
Nondeductible expenses	107	382	973
Deferred tax benefit on other items in surplus	7,670	(78,300)	(26,022)
Provision to return	(201)	(2,526)	(3,964)
Life-owned life insurance	(1,281)	(1,283)	(1,319)
Dividends from certain foreign corporations	442	448	414
Prior period adjustment	—	(3,325)	—
Pre-tax income of single member limited liability company	2,234	(872)	(3,094)
Audit Adjustment – Permanent	(5,667)	—	—
Intercompany Dividends	(15,785)	(7,000)	—
Partnership Permanent Adjustment	(848)	4,077	—
Other	752	98	(3,928)

Total income tax reported	$60,923	$(118,501)	$224,347

The Company’s federal income tax return is consolidated with other affiliated companies. Please see attached listing of companies in the Appendix A. The method of allocation between the companies is subject to a written tax allocation agreement. Under the terms of the tax allocation agreement, allocations are based on separate income tax return calculations. The Company is entitled to recoup federal income taxes paid in the event the future losses and credits reduce the greater of the Company’s separately computed income tax liability or the consolidated group’s income tax liability in the year generated. The Company is also entitled to recoup federal income taxes paid in the event the losses and credits reduce the greater of the Company’s separately computed income tax liability or the consolidated group’s income tax liability in any carryback or carryforward year when so applied. Intercompany income tax balances are settled within thirty days of payment to or filing with the Internal Revenue Service. A tax return has not yet been filed for 2016.

80

Transamerica Premier Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

As of December 31, 2016 and 2015, the Company had no operating loss or tax credit carryforwards available for tax purposes. The Company did not have a capital loss carryforward at December 31, 2016 and 2015.

The Company incurred income taxes during 2016, 2015 and 2014 of $37,840, $6,410, and $178,415, respectively, which will be available for recoupment in the event of future net losses.

The amount of tax contingencies calculated for the Company as of December 31, 2016 and 2015 is $1,616 and $1,431, respectively. The total amount of tax contingencies that, if recognized, would affect the effective income tax rate is $1,616. The Company classifies interest and penalties related to income taxes as income tax expense. The Company’s interest (benefit) expense related to income taxes for the years ending December 31, 2016, 2015 and 2014 is $(343), $224 and $956, respectively. The total interest payable balance as of December 31, 2016 and 2015 is $235 and $579, respectively. The Company recorded no liability for penalties. It is not anticipated that the total amounts of unrecognized tax benefits will significantly increase within twelve months of the reporting date.

During 2016 the company modified its calculation of dividends that are eligible for the dividends received deduction. This resulted in recording a permanent tax benefit of $6,063 in the Company’s 2016 financial statements for years 2011 – 2015. This has been treated as a change in estimate, the impact on future years is not currently determinable.

The Company’s federal income tax returns have been examined by the Internal Revenue Service and closing agreements have been executed through 2004. The examinations for the years 2005 through 2008 have been completed and resulted in tax return adjustments that have been approved by IRS Appeals. We expect the receivables and payables for those years to be settled in 2017. An examination is in progress for the years 2009 through 2013. The Company believes that there are adequate defenses against or sufficient provisions established related to any open or contested tax positions.

7. Policy and Contract Attributes

Participating life insurance policies were issued by the Company which entitle policyholders to a share in the earnings of the participating policies, provided that a dividend distribution, which is determined annually based on mortality and persistency experience of the participating policies, is authorized by the Company. Participating insurance constituted less than 1% of ordinary life insurance in force at December 31, 2016 and 2015.

81

Transamerica Premier Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

For the years ended December 31, 2016, 2015 and 2014, premiums for participating life insurance policies were $1,032, $1,094 and $1,142, respectively. The Company accounts for its policyholder dividends based on dividend scales and experience of the policies. The Company paid dividends in the amount of $1,088, $1,134 and $1,255 to policyholders during 2016, 2015 and 2014, respectively, and did not allocate any additional income to such policyholders.

A portion of the Company’s policy reserves and other policyholders’ funds (including separate account liabilities) relates to liabilities established on a variety of the Company’s annuity and deposit fund products. There may be certain restrictions placed upon the amount of funds that can be withdrawn without penalty. The amount of reserves on these products, by withdrawal characteristics, is summarized as follows:

	December 31 2016
	General Account	Separate Account with Guarantees	Separate Account Non-Guaranteed	Total	Percent
Subject to discretionary withdrawal With fair value adjustment	$11,168	$19,728	$—	$30,896	0%
At book value less surrender charge of 5% or more	5,622	—	—	5,622	0
At fair value	4,016	—	16,489,244	16,493,260	77

Total with adjustment or at fair value	20,806	19,728	16,489,244	16,529,778	77
At book value without adjustment (minimal or no charge or adjustment)	1,494,122	—	—	1,494,122	7
Not subject to discretionary withdrawal provision	3,372,006	—	88,046	3,460,052	16

Total annuity reserves and deposit liabilities	4,886,934	19,728	16,577,290	21,483,952	100%

Less reinsurance ceded	298,987	—	—	298,987

Net annuity reserves and deposit liabilities	$4,587,947	$19,728	$16,577,290	$21,184,965

82

Transamerica Premier Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

	December 31 2015
	General Account	Separate Account with Guarantees	Separate Account Non-Guaranteed	Total	Percent
Subject to discretionary withdrawal With fair value adjustment	$31,320	$20,565	$—	$51,885	0%
At book value less surrender charge of 5% or more	11,894	—	—	11,894	0
At fair value	4,063	—	17,914,618	17,918,681	69

Total with adjustment or at fair value	47,277	20,565	17,914,618	17,982,460	69
At book value without adjustment (minimal or no charge or adjustment)	3,639,498	—	—	3,639,498	14
Not subject to discretionary withdrawal provision	4,433,305	—	93,166	4,526,471	17

Total annuity reserves and deposit liabilities	8,120,080	20,565	18,007,784	26,148,429	100%

Less reinsurance ceded	3,891,981	—	—	3,891,981

Net annuity reserves and deposit liabilities	$4,228,099	$20,565	$18,007,784	$22,256,448

Included in the liability for deposit-type contracts at December 31, 2016 and 2015 are approximately $49,865 and $50,178, respectively, of funding agreements issued to special purpose entities in conjunction with non-recourse medium-term note programs. Under these programs, the proceeds from each note series issuance are used to purchase a funding agreement from the Company which secures that particular series of notes. In general, the payment terms of the note series match the payment terms of the funding agreement that secures that series. Claims for the principal and interest for these funding agreements are afforded equal priority as other policyholders.

The Company’s liability for deposit-type contracts includes GIC’s and Funding Agreements assumed from TLIC, an affiliate. The liabilities assumed are $0 and $900,182 at December 31, 2016 and 2015, respectively.

83

Transamerica Premier Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

Certain separate and variable accounts held by the Company represent funds for which the benefit is determined by the performance and/or fair value of the investments held in the separate account. The assets and the liabilities of these are carried at fair value. These variable annuities generally provide an additional minimum guaranteed death benefit. Some variable annuities also provide a minimum guaranteed income benefit. The Company’s Guaranteed Indexed separate accounts provide customers a return based on the total performance of a specified financial index plus an enhancement. Hedging instruments that return the chosen index are purchased by the Company and held within the separate account. The assets in the accounts, carried at fair value, consist primarily of long-term bonds. Information regarding the separate accounts of the Company are as follows:

	Guaranteed Indexed	Nonindexed Guarantee Less Than or Equal to 4%	Nonguaranteed Separate Accounts	Total
Premiums, deposits and other considerations for the year ended December 31, 2016	$—	$63	$804,574	$804,637

Reserves for separate accounts as of December 31, 2016 with assets at fair value	$—	$19,728	$19,703,619	$19,723,347

Total as of December 31, 2016	$—	$19,728	$19,703,619	$19,723,347

Reserves for separate accounts by withdrawal characteristics as of December 31, 2016:
With fair value adjustment	$—	$19,728	$—	$19,728
At fair value	—	—	19,615,571	19,615,571
Not subject to discretionary withdrawal	—	—	88,048	88,048

Total separate account liabilities at December 31, 2016	$—	$19,728	$19,703,619	$19,723,347

84

Transamerica Premier Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

	Guaranteed Indexed	Nonindexed Guarantee Less Than or Equal to 4%	Nonguaranteed Separate Accounts	Total
Premiums, deposits and other considerations for the year ended December 31, 2015	$—	$198	$900,198	$900,396

Reserves for separate accounts as of December 31, 2015 with assets at fair value	$—	$20,565	$21,174,797	$21,195,362

Total as of December 31, 2015	$—	$20,565	$21,174,797	$21,195,362

Reserves for separate accounts by withdrawal characteristics as of December 31, 2015:
With fair value adjustment	$—	$20,565	$—	$20,565
At fair value	—	—	21,081,630	21,081,630
Not subject to discretionary withdrawal	—	—	93,167	93,167

Total separate account liabilities at December 31, 2015	$—	$20,565	$21,174,797	$21,195,362

	Guaranteed Indexed	Nonindexed Guarantee Less Than or Equal to 4%	Nonguaranteed Separate Accounts	Total
Premiums, deposits and other considerations for the year ended December 31, 2014	$—	$90	$888,802	$888,892

Reserves for separate accounts as of December 31, 2014 with assets at fair value	$—	$21,367	$21,868,175	$21,889,542

Total as of December 31, 2014	$—	$21,367	$21,868,175	$21,889,542

Reserves for separate accounts by withdrawal characteristics as of December 31, 2014:
With fair value adjustment	$—	$21,367	$—	$21,367
At fair value	—	—	21,770,891	21,770,891
Not subject to discretionary withdrawal	—	—	97,284	97,284

Total separate account liabilities at December 31, 2014	$—	$21,367	$21,868,175	$21,889,542

85

Transamerica Premier Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

A reconciliation of the amounts transferred to and from the Company’s separate accounts is presented below:

	Year Ended December 31
	2016	2015	2014
Transfer as reported in the summary of operations of the separate accounts statement:
Transfers to separate accounts	$810,679	$907,989	$889,269
Transfers from separate accounts	(1,153,614)	(1,381,485)	(1,351,592)

Net transfers from separate accounts	(342,935)	(473,496)	(462,323)
Miscellaneous reconciling adjustments	128,436	245,172	166,002

Net transfers as reported in the statement of operations of the life, accident and health annual statement	$(214,499)	$(228,324)	$(296,321)

The legal insulation of separate account assets prevents such assets from being generally available to satisfy claims resulting from the general account. At December 31, 2016 and 2015, the Company’s separate account statement included legally insulated assets of $22,102,098 and $21,319,634 respectively. The assets legally insulated from general account claims at December 31, 2016 and 2015 are attributed to the following products:

	2016	2015
Group annuities	$2,297,161	$2,174,583
Variable annuities	$16,575,392	15,845,604
Variable universal life	$385,393	379,720
Variable life	$2,812,022	2,887,049
Modified separate account	$22,062	21,804
WRL asset accumulator	$10,069	10,873

Total separate account assets	$22,102,099	$21,319,633

As of December 31, 2016 and 2015, the general account of the Company had a maximum guarantee for separate account liabilities of $368,663 and $444,599 respectively. To compensate the general account for the risk taken, the separate account paid risk charges of $11,993, $12,368, $12,979, $11,161, and $11,032 to the general account in 2016, 2015, 2014, 2013, and 2012, respectively. During the years ended December 31, 2016, 2015, 2014, 2013 and 2012, the general account of the Company had paid $15,371, $43,256, $2,698, $12,453, and $12,482, respectively, toward separate account guarantees.

The Company does not participate in securities lending transactions within the separate account.

86

Transamerica Premier Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

For variable annuities with guaranteed living benefits and variable annuities with minimum guaranteed death benefits the Company complies with Actuarial Guideline XLIII (AG 43), which replaces Actuarial Guidelines 34 and 39. AG 43 specifies statutory reserve requirements for variable annuity contracts with benefit guarantees (VACARVM) and without benefit guarantees and related products. The AG 43 reserve calculation includes variable annuity products issued after January 1, 1981. Examples of covered guaranteed benefits include guaranteed minimum accumulation benefits, return of premium death benefits, guaranteed minimum income benefits, guaranteed minimum withdrawal benefits and guaranteed payout annuity floors. The aggregate reserve for contracts falling within the scope of AG 43 is equal to the conditional tail expectation (CTE) Amount, but not less than the standard scenario amount (SSA).

To determine the CTE Amount, the Company used 1,000 of the pre-packaged scenarios developed by the American Academy of Actuaries (AAA) produced in October 2005 and prudent estimate assumptions based on company experience. The SSA was determined using the assumptions and methodology prescribed in AG 43 for determining the SSA.

At December 31, 2016 and 2015, the Company had variable and separate account annuities with minimum guaranteed benefits as follows:

Benefit and Type of Risk	Subjected Account Value	Gross Amount of Reserve Held	Reinsurance Reserve Credit
December 31, 2016
Minimum guaranteed death benefit	$9,209,972	$31,208	$18,546
Minimum guaranteed income benefit	602,234	107,989	93,632
Minimum guaranteed withdrawal benefit	614,637	—	—
December 31, 2015
Minimum guaranteed death benefit	$9,044,951	$21,962	$14,416
Minimum guaranteed income benefit	650,495	78,296	70,325
Minimum guaranteed withdrawal benefit	676,512	—	—

The Company offers variable and separate account annuities with minimum guaranteed benefits. In accordance with the guarantees provided, if the investment proceeds are insufficient to cover the rate of return guaranteed for the product, the policyholder proceeds will be remitted by the general account.

87

Transamerica Premier Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

Reserves on the Company’s traditional life insurance products are computed using mean reserving methodologies. These methodologies result in the establishment of assets for the amount of the net valuation premiums that are anticipated to be received between the policies’ paid-through date to the policies’ next anniversary date. At December 31, 2016 and 2015, the gross premium and loading amounts related to these assets (which are reported as premiums deferred and uncollected), are as follows:

	Gross	Loading	Net
December 31, 2016
Life and annuity:
Ordinary direct first-year business	$14,525	$12,178	$2,347
Ordinary direct renewal business	177,650	37,981	139,669
Group life direct business	9,595	2,641	6,954
Credit direct business	187	—	187
Reinsurance ceded	(21,860)	—	(21,860)

	$180,097	$52,800	$127,297
Accident and health	60,509	—	60,509

	$240,606	$52,800	$187,806

	Gross	Loading	Net
December 31, 2015
Life and annuity:
Ordinary direct first-year business	$13,984	$11,667	$2,317
Ordinary direct renewal business	182,599	41,472	141,127
Group life direct business	10,761	3,027	7,734
Credit direct business	210	—	210
Reinsurance ceded	(23,339)	—	(23,339)

	$184,215	$56,166	$128,049
Accident and health	66,918	—	66,918

	$251,133	$56,166	$194,967

The Company anticipates investment income as a factor in the premium deficiency calculation, in accordance with SSAP No. 54, Individual and Group Accident and Health Contracts. A t December 31, 2016 and 2015, the Company had no premium deficiency reserve.

At December 31, 2016 and 2015, the Company had insurance in force aggregating $5,871,535 and $6,931,222 respectively, in which the gross premiums are less than the net premiums required by the valuation standards established by the Iowa Insurance Division. The Company established policy reserves of $63,390 and $76,132 to cover these deficiencies at December 31, 2016 and 2015, respectively.

88

Transamerica Premier Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

The Company’s primary method utilized to estimate premium adjustments for contracts subject to redetermination is to review experience periodically and to adjust premiums for differences between the experience anticipated at the time of redetermination and that underlying the original premiums. The Company has not limited its degree of discretion contractually; however, in some states it has agreed not to raise premiums in order to recoup past losses. The Company forgoes premium changes on existing policies at its option if the administrative cost and other business issues associated with the change outweigh the direct financial impact of the change. Also, the Company has extra-contractually guaranteed the current premium scale for certain policies.

Liabilities for losses and loss/claim adjustment expenses for accident and health contracts are estimated using statistical claim development models to develop best estimates of liabilities for medical expense business and using tabular reserves employing mortality/morbidity tables and discount rates meeting minimum regulatory requirements for other business. The balance in the liability for unpaid accident and health claim adjustment expenses as of December 31, 2016 and 2015 was $5,194 and $5,094, respectively.

The Company does not write any accident and health business that is subject to the Affordable Care Act risk sharing provisions. As of December 31, 2016 and 2015, the Company has recorded a liability of $0 for the amount it has been assessed to fund the transitional reinsurance program.

8. Capital and Surplus

The Company is subject to limitations, imposed by the State of Iowa, on the payment of dividends to its stockholders. Generally, dividends during any twelve-month period may not be paid, without prior regulatory approval, in excess of the greater of (a) 10 percent of statutory surplus as of the preceding December 31, or (b) statutory gain from operations before net realized capital gains (losses) on investments for the preceding year. Subject to the availability of unassigned surplus at the time of such dividend, the Company can make a dividend payment of up to $350,270 without the prior approval of insurance regulatory authorities in 2016.

On June 20, 2016 the Company paid an ordinary dividend of $125,000 to its parent company. On December 22, 2015, the Company paid cash return of capital of $200,000 to its parent company. On December 29, 2014, the Company paid common stock dividends of $50,000 to its parent company.

89

Transamerica Premier Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

The Company received dividends of $20,000 from its subsidiary, World Financial Group Insurance Agency, Inc., on December 31, 2015. The Company received dividends of $15,400 and $2,420, from its subsidiaries, Transamerica Asset Management, Inc., and Transamerica Fund Services, Inc, respectively, on December 31, 2014.

Capital contributions of $118,422 and $16,578 were received from CGC and TA Corp, respectively, on February 13, 2014.

Life and health insurance companies are subject to certain RBC requirements as specified by the NAIC. Under those requirements, the amount of capital and surplus maintained by a life or health insurance company is to be determined based on the various risk factors related to it. At December 31, 2016, the Company meets the minimum RBC requirements.

The Company has two classes of common stock, Class A and Class B. Each outstanding share of Class A is entitled to four votes for any matter submitted to a vote at a meeting of stockholders, whereas each outstanding share of Class B is entitled to on such vote.

The Company’s surplus notes are held by CGC and TA Corp. These notes are due 20 years from the date of issuance at an interest rate of 6% and are subordinate and junior in right of payment to all obligations and liabilities of the Company. In the event of liquidation of the Company, full payment of the surplus notes shall be made before the holders of common stock become entitled to any distribution of the remaining assets of the Company. The Company received approval from the Iowa Insurance Division prior to paying quarterly interest payments.

Additional information related to the surplus notes at December 31, 2016 and 2015 is as follows:

For Year	Balance	Interest Paid	Cumulative	Accrued
Ending	Outstanding	Current Year	Interest Paid	Interest
2016
CGC	$102,734	$6,164	$80,187	$514
TA Corp	57,266	3,436	35,225	286

Total	$160,000	$9,600	$115,412	$800

2015
CGC	$102,734	$6,164	$74,023	$514
TA Corp	57,266	3,436	31,790	286

Total	$160,000	$9,600	$105,813	$800

90

Transamerica Premier Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

9. Securities Lending

The Company participates in an agent-managed securities lending program. The Company receives collateral equal to 102% of the fair value of the loaned domestic securities as of the transaction date. If the fair value of the collateral is at any time less than 102% of the fair value of the loaned securities, the counterparty is mandated to deliver additional collateral, the fair value of which, together with the collateral already held in connection with the lending transaction, is at least equal to 102% of the fair value of the loaned government or domestic securities. In the event the Company loans a foreign security and the denomination of the currency of the collateral is other than the denomination of the currency of the loaned foreign security, the Company receives and maintains collateral equal to 105% of the fair value of the loaned security.

At December 31, 2016 and 2015, respectively, securities with a fair value of $344,899 and $316,319 were on loan under securities lending agreements as part of this program. At December 31, 2016, the collateral the Company received from securities lending activities was in the form of cash and on open terms. This cash collateral is reinvested and is not available for general corporate purposes. The reinvested cash collateral has a fair value of $425,875 and $354,051 at December 31, 2016 and 2015, respectively.

The contractual maturities of the securities lending collateral positions are as follows:

Fair Value
Open	$425,817
30 days or less	—
31 to 60 days	—
61 to 90 days	—
Greater than 90 days	—

Total	425,817
Securities received	—

Total collateral received	$425,817

The Company receives primarily cash collateral in an amount in excess of the fair value of the securities lent. The Company reinvests the cash collateral into higher yielding securities than the securities which the Company has lent to other entities under the arrangement.

91

Transamerica Premier Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

The maturity dates of the reinvested securities lending collateral are as follows:

	Amortized Cost	Fair Value
Open	$64,657	$64,657
30 days or less	193,281	193,281
31 to 60 days	59,319	59,319
61 to 90 days	37,085	37,085
91 to 120 days	20,346	20,346
121 to 180 days	51,187	51,187

Total	425,875	425,875
Securities received	—	—

Total collateral reinvested	$425,875	$425,875

For securities lending, the Company’s sources of cash that it uses to return the cash collateral is dependent upon the liquidity of the current market conditions. Under current conditions, the Company has securities with a par value of $426,081 (fair value of $425,875) that are currently tradable securities that could be sold and used to pay for the $425,817 in collateral calls that could come due under a worst-case scenario.

10. Retirement and Compensation Plans

The Company’s employees participate in a qualified defined benefit pension plan sponsored by TA Corp. The Company has no legal obligation for the plan. The Company recognizes pension expense equal to its allocation from TA Corp. The pension expense is allocated among the participating companies based on International Accounting Standards 19 (IAS 19), Accounting for Employee Benefits and based upon actuarial participant benefit calculations. The benefits are based on years of service and the employee’s eligible annual compensation. Pension expenses were $3,789, $4,715 and $4,602, for the years ended December 31, 2016, 2015 and 2015, respectively. The plan is subject to the reporting and disclosure requirements of the Employee Retirement Income Security Act of 1974.

The Company’s employees also participate in a defined contribution plan sponsored by TA Corp which is qualified under Section 401(k) of the Internal Revenue Service Code. Employees of the Company who customarily work at least 1,000 hours during each calendar year and meet the other eligibility requirements are participants of the plan. Participants may elect to contribute up to twenty-five percent of their salary to the plan. The Company will match an amount up to three percent of the participant’s salary. Participants may direct all of their contributions and plan balances to be invested in a variety of investment options. The plan is subject to the reporting and disclosure requirements of the Employee Retirement Income Security Act of 1974. Expense related to this plan was $1,786, $1,616 and $1,368, for the years ended December 31, 2016, 2015 and 2014, respectively.

92

Transamerica Premier Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

TA Corp sponsors supplemental retirement plans to provide the Company’s senior management with benefits in excess of normal pension benefits. The plans are noncontributory, and benefits are based on years of service and the employee’s compensation level. The plans are unfunded and nonqualified under the Internal Revenue Service Code. In addition, TA Corp has established incentive deferred compensation plans for certain key employees of the Company. The Company’s allocation of expense for these plans for each of the years ended December 31, 2015, 2014 and 2013 was insignificant. TA Corp also sponsors an employee stock option plan/stock appreciation rights for employees of the Company and a stock purchase plan for its producers, with the participating affiliated companies establishing their own eligibility criteria, producer contribution limits and company matching formula. These plans have been accrued or funded as deemed appropriate by management of TA Corp and the Company.

In addition to pension benefits, the Company participates in plans sponsored by TA Corp that provide postretirement medical, dental and life insurance benefits to employees meeting certain eligibility requirements. Portions of the medical and dental plans are contributory. The postretirement plan expenses are charged to affiliates in accordance with an intercompany cost sharing arrangement. The Company expensed $812, $1,089 and $1,337 related to these plans for the years ended December 31, 2016, 2015 and 2014, respectively.

During December 2015, the Company offered select employees the opportunity to participate in the Transamerica Voluntary Separation Incentive Plan (VSIP). Eligible employees were given until January 18, 2016 to make an election. Following SSAP No. 11, Postemployment Benefits and Compensated Absences, and SSAP No. 5R, Liabilities, Contingencies and Impairments of Assets, an expense was accrued in 2015 for the post-employment benefit in the amount of $404.

11. Related Party Transactions

The Company shares certain officers, employees and general expenses with affiliated companies.

The Company is party to a common cost allocation service arrangement between TA Corp companies, in which various affiliated companies may perform specified administrative functions in connection with the operation of the Company, in consideration of reimbursement of actual costs of services rendered. The Company is also a party to a Management and Administrative and Advisory agreement with AEGON USA Realty Advisors, Inc. whereby the advisor serves as the administrator and advisor for the Company’s mortgage loan operations. AEGON USA Investment Management, LLC acts as a discretionary investment manager under an Investment Management Agreement with the Company. The Company provides office space, marketing and administrative services to certain affiliates. The amount received by the Company as a result of being a party to these agreements was $61,264 $79,111 and $66,670 during 2016, 2015 and 2014, respectively. The amount paid as a result of being a party to these agreements was $302,445 $296,093 and $189,982 during 2016, 2015 and 2014, respectively.

93

Transamerica Premier Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

Transamerica Capital, Inc. provides wholesaling distribution services for the Company under a distribution agreement. The Company incurred expenses under this agreement of $42, $42 and $50 for the years ended December 31, 2016, 2015 and 2014, respectively.

At December 31, 2016 and 2015, the Company reported a net amount of $(64,869) and $(83,509) (payable to)/receivable from parent, subsidiary and affiliated companies, respectively. Terms of settlement require that these amounts be settled within 90 days. Receivables from and payables to affiliates bear interest at the thirty-day commercial paper rate.

During 2016, 2015 and 2014, the Company (paid)/received net interest of $58, $(120) and $2, respectively, to affiliates.

The Company has an administration service agreement with Transamerica Asset Management, Inc. to provide administrative services to the TA Corp/Transamerica Series Trust. The Company received $20,705, $23,447 and $26,057 for these services during 2016, 2015 and 2014, respectively.

At December 31, 2016, the Company had short-term intercompany notes receivable of $74,100 as follows. In accordance with SSAP No. 25, Accounting for and Disclosures about Transactions with Affiliates and Other Related Parties, these notes are reported as short-term investments.

Receivable from	Amount	Due By	Interest Rate
TA Corp	$74,100	December 31, 2017	0.47%

At December 31, 2015, the Company had short-term intercompany notes receivable of $252,700 as follows.

Receivable from	Amount	Due By	Interest Rate
TA Corp	$9,200	July 16, 2016	0.16%
TA Corp	17,000	July 20, 2016	0.16%
TA Corp	200,000	July 28, 2016	0.16%
TA Corp	26,500	October 27, 2016	0.25%

The Company had no short-term notes receivable at December 31, 2014.

94

Transamerica Premier Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

In prior years, the Company purchased life insurance policies covering the lives of certain employees of the Company from an affiliate. At December 31, 2016 and 2015, the cash surrender value of these policies was $165,912 and $83,231, respectively.

During 1998, TLIC issued life insurance policies to LIICA, covering the lives of certain LIICA employees. As discussed in Note 6 – Reinsurance, the Company entered into an assumption reinsurance transaction with TLIC effective September 30, 2008, resulting in the Company assuming all liabilities of TLIC arising under these policies. Accordingly, the Company held aggregate reserves for policies and contracts related to these policies of $171,075 and $167,132 at December 31, 2016 and 2015, respectively.

The Company utilizes the look-through approach in valuing its investment in the following two entities.

Real Estate Alternatives Portfolio 3, LLC (REAP 3)	$22,698
Real Estate Alternatives Portfolio 4 HR, LLC (REAP 4 HR)	$58,055

These entity’s financial statements are not audited and the Company has limited the value of its investment in these entities to the value contained in the audited financial statements of the underlying LP/LLC investments, including adjustments required by SSAP No. 97 of SCA entitles and/or non-SCA SSAP No. 48 entities owed by REAP 3 and REAP 4 HR and valued in accordance with the relevant paragraphs of SSAP No. 97. All liabilities, commitments, contingencies, guarantees, or obligations of REAP 3 and REAP 4 HR, which are required to be recorded as liabilities, commitments, contingencies, guarantees, or obligations under applicable accounting guidance, are reflected in the Company’s determination of the carrying value of the investment in REAP 3 and REAP 4 HR if not already recoded in the financial statements of REAP 3 and REAP 4 HR.

95

Transamerica Premier Life Insurance Company

Notes to Financial Statements — Statutory Basis (continued)

(Dollars in Thousands)

The following table shows the disclosures for all SCA investments, except 8bi entities, and balance sheet value (admitted and nonadmitted) as of December 31, 2016:

	Percentage of		Admitted	Nonadmitted
SCA Entity	SCA Ownership	Gross Amount	Amount	Amount
SSAP No. 97 8a Entities
None	—%	$—	$—	$—

Total SSAP No. 97 8a Entities	XXX	$—	$—	$—

SSAP No. 97 8b(ii) Entities
None	—%	$—	$—	$—

Total SSAP No. 97 8b(ii) Entities	XXX	$—	$—	$—

SSAP No. 97 8b(iii) Entities
REAL ESTATE ALTERN PORT 3A INC	37.00%	$11,909	$11,909	$—
INTERSECURITIES INS AGENCY INC	100.00	—	—	—
TRANSAMERICA ASSET MANAGEMENT INC	77.00	28,195	28,195	—
TRANSAMERICA FUND SERVICES INC	44.13	—	—	—
WORLD FIN GRP INSURANCE AGENCY INC	100.00	—	—	—
AEGON DIRECT MARKETING SVC INC	73.55	—	—	—

Total SSAP No. 97 8b(iii) Entities	XXX	$40,104	$40,104	$—

SSAP No. 97 8b(iv) Entities
None	—%	$—	$—	$—

Total SSAP No. 97 8b(iv) Entities	XXX	$—	$—	$—

Total SSAP No. 97 8b Entities (except 8bi entities) (b+c+d+e)	XXX	$40,104	$40,104	$—

Aggregate Total (a+e)	XXX	$40,104	$40,104	$—

96

Transamerica Premier Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

The following table shows the NAIC responses for the SCA filings (except 8Bi entities):

SCA Entity (Should be same entities as shown in M(1) above.)	Type of NAIC Filing *	Date of Filing to the NAIC	NAIC Valuation Amount	NAIC Response Received Y/N	NAIC Disallowed Entities Valuation Method, Submission Required Y/N	Code**
SSAP No. 97 8a Entities
None			$—

Total SSAP No. 97 8a Entities	—	—	$—	—	—	—

SSAP No. 97 8b(ii) Entities
None			$—

Total SSAP No. 97 8b(ii) Entities	—	—	$—	—	—	—

SSAP No. 97 8b(iii) Entities
REAL ESTATE ALTERN PORT 3A INC	S2	12/21/2016	$14,215	Y	N	I
INTERSECURITIES INS AGENCY INC	NA		—	N	N	I
TRANSAMERICA ASSET MANAGEMENT INC	S2	11/16/2016	47,762	Y	N	I
TRANSAMERICA FUND SERVICES INC	NA		—	N	N	I
WORLD FIN GRP INSURANCE AGENCY INC	NA		—	N	N	I
AEGON DIRECT MARKETING SVC INC	NA		—	N	N	I

Total SSAP No. 97 8b(iii) Entities	—	—	$61,977

SSAP No. 97 8b(iv) Entities
None			$—	—	—	—

Total SSAP No. 97 8b(iv) Entities	—	—	$—	—	—	—

Total SSAP No. 97 8b Entities (except 8bi entities) (b+c+d+e)	—	—	$61,977	—	—	—

Aggregate Total (a+e)	—	—	$61,977	—	—	—

*	S1 – Sub1, S2 – Sub2 or RDF – Resubmission of Disallowed Filing
**	I – Immaterial or M – Material

97

Transamerica Premier Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

12. Managing General Agents

The Company utilizes managing general agents and third-party administrators in its operation. Information regarding these entities for the year ended December 31, 2016 is as follows:

					Total Direct
Name and Address of Managing General Agent or Third-Party Administrator	FEIN	Exclusive Contract	Types of Business Written	Types of Authority Granted	Premiums Written/ Produced By
The Vanguard Group, Inc.	23-1945930	No	Deferred and Income	C, B, P, U	$558,092
100 Vanguard Blvd.			Annuities
Malvern, PA 19355

Gallagher Bollinger, Inc.	22-0781130	No	Group A&H, Life	C, CA, P, U	26,830
101 JFK Parkway
Short Hills, NJ 07078

Affinion Group	20-0641090	No	AD&D	P	141,151
6 High Ridge Park
Stamford, CT 06905

All Other TPA Premiums					102

Total					$726,175

C- Claims Payment

CA- Claims Adjustment

B- Binding Authority1%

P- Premium Collection

U- Underwriting

For years ended December 31, 2016, 2015 and 2014, the Company had $558,092, $618,587, $576,577, respectively, of direct premiums written by The Vanguard Group, Inc. For years ended December 31, 2016, 2015 and 2014, the Company had $26,830, $41,103, $76,351, respectively, of direct premiums written by Gallagher Bollinger, Inc. For the years ended December 31, 2016 and 2015, the Company had $141,151 and $146,339, respectively, of direct premiums written by Affinion Group. For years ended December 31, 2016, 2015 and 2014, the Company had $102, $154, $131, respectively, of direct premiums written by all other managing general agents.

13. Commitments and Contingencies

The Company has issued synthetic GIC contracts to benefit plan sponsors on assets totaling $52,844,297 and $51,810,312 as of December 31, 2016 and 2015, respectively. A synthetic GIC is an off-balance sheet fee-based product sold primarily to tax qualified plans. The plan sponsor retains ownership and control of the related plan assets. The Company provides book value benefit responsiveness in the event that qualified plan benefit requests exceed plan cash flows. In certain contracts, the Company agrees to make advances to meet benefit payment needs and earns a market interest rate on these advances. The periodically adjusted contract-crediting rate is the means by which investment and benefit responsive experience is passed through to participants. In return for the book value benefit responsive guarantee, the Company receives a

98

Transamerica Premier Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

premium that varies based on such elements as benefit responsive exposure and contract size. The Company underwrites the plans for the possibility of having to make benefit payments and also must agree to the investment guidelines to ensure appropriate credit quality and cash flow. A contract reserve has been established for the possibility of unexpected benefit payments at below market interest rates of $15 and $62 at December 31, 2016 and 2015, respectively.

At December 31, 2016 and 2015, the Company has mortgage loan commitments of $17,736 and $6,735, respectively.

The Company has contingent commitments of $185,080 and $150,592 at December 31, 2016 and 2015, respectively, to provide additional funding for various joint ventures, partnerships and limited liability companies, which includes LIHTC commitments of $70,929 and $117, respectively.

The Company has no private placement commitments outstanding as of December 31, 2016 and 2015, respectively.

The Company has no securities acquired (sold) on a TBA basis as of December 31, 2016. The Company sold $130,726 of securities on a TBA basis as of December 31, 2015, and the receivable related to these TBAs was reclassed. Note 5, Investments, provides details on the offsetting and netting of assets and liabilities related to this transaction.

The Company may pledge assets as collateral for derivative transactions. At December 31, 2016 and 2015, the Company has pledged invested assets with a carrying value of $244,157 and $118,131, respectively, and fair value of $258,821 and $130,955, respectively, in conjunction with these transactions.

Cash collateral received from derivative counterparties as well as the obligation to return the collateral is recorded on the Company’s balance sheet. The amount of cash collateral posted as of December 31, 2016 and 2015, respectively, was $335,230 and $309,456.

In addition, securities in the amount of $20,484 and $154,398 were posted to the Company as of December 31, 2016 and 2015, respectively, which were not included on the balance sheet of the Company as the Company does not have the ability to sell or re-pledge the collateral.

The Company may pledge assets as collateral for transactions involving funding agreements. At December 31, 2016 and 2015, the Company has pledged invested assets with a carrying amount of $0 and $13,527 respectively, and fair value of $0 and $14,293 respectively, in conjunction with these transactions.

99

Transamerica Premier Life Insurance Company

Notes to Financial Statements — Statutory Basis (continued)

(Dollars in Thousands)

The Company has provided back-stop guarantees for the performance of non-insurance affiliates or subsidiaries that are involved in the guaranteed sale of investments in low-income housing tax credit partnerships. The nature of the obligation is to provide third-party investors with a minimum guaranteed annual and cumulative return on their contributed capital which is based on tax credits and tax losses generated from the LIHTC partnerships. Guarantee payments arise if LIHTC partnerships experience unexpected significant decreases in tax credits and tax losses or there are compliance issues with the partnerships. A significant portion of the remaining term of the guarantees is between 13-18 years. In accordance with SSAP No. 5R, the Company did not recognize a liability for the LIHTC since the amount is considered immaterial to the Company’s financial results. The maximum potential amount of future payments (undiscounted) that the Company could be required to make under these guarantees was $39 and $72 at December 31, 2016 and 2015, respectively. No payments are required as of December 31, 2016. The current assessment of risk of making payments under these guarantees is remote.

The following table provides an aggregate compilation of guarantee obligations as of December 31, 2016 and 2015:

	December 31
	2016	2015
Aggregate maximum potential of future payments of all guarantees (undiscounted)	$39	$72

Current liability recognized in financial statements:
Noncontingent liabilities	—	—

Contingent liabilities	—	—

Ultimate financial statement impact if action required:
Incurred claims	—	—
Other	39	$72

Total impact if action required	$39	$72

The Company is a member of the FHLB of Des Moines. Through its membership, the Company has conducted business activity (borrowings) with the FHLB. It is part of the Company’s strategy to utilize these funds to improve spread lending liquidity. The Company has determined the actual/estimated maximum borrowing capacity as $1,575,000. The Company calculated this amount in accordance with the terms and conditions of agreement with FHLB of Des Moines. At December 31, 2016 and 2015, the Company purchased/owned the following FHLB stock as part of the agreement:

100

Transamerica Premier Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

	Year Ended December 31
	2016	2015
Membership Stock:
Class A	$—	$—
Class B	10,000	10,000
Activity Stock	63,000	16,000
Excess Stock	—	—

Total	$73,000	$26,000

At December 31, 2016, Membership Stock (Class A and B) Eligible for Redemption and the anticipated timeframe for redemption was as follows:

	Less Than 6 Months	6 Months to Less Than 1 Year	1 to Less Than 3 Years	3 to 5 Years

Membership Stock
Class A	$—	$—	$—	$—
Class B	—	—	—	10,000

Total	$—	$—	$—	$10,000

At December 31, 2016 and 2015, the amount of collateral pledged to the FHLB was as follows:

	Fair Value	Carry Value
December 31, 2016
Total Collateral Pledged	$1,924,639	$1,883,635

	Fair Value	Carry Value
Decemeber 31, 2015
Total Collateral Pledged	$925,622	$895,353

101

Transamerica Premier Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

At December 31, 2016 and 2015, the maximum amount pledged to the FHLB during the reporting period was as follows:

	Fair Value	Carry Value
2016
Maximum Collateral Pledge	$1,924,639	$1,883,635

	Fair Value	Carry Value
2015
Maximum Collateral Pledge	$954,381	$898,749

At December 31, 2016 and 2015, the borrowings from the FHLB were as follows:

		Funding
		Agreements
	General	Reserves
	Account	Established
December 31, 2016
Debt	$1,175,000	$—
Funding agreements	400,000	400,157
Other	—	—

Total	$1,575,000	$400,157

		Funding
		Agreements
	General	Reserves
	Account	Established
December 31, 2015
Debt	$—	$—
Funding agreements	400,000	—
Other	—	—

Total	$400,000	$—

102

Transamerica Premier Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

At December 31, 2016, the maximum amount of borrowings during reporting period was as follows:

General
Account
2016
Debt	$1,175,000
Funding agreements	400,000
Other	—

Total	$1,575,000

At December 31, 2016 the prepayment penalties information is as follows:

Does the Company have prepayment obligations under the following arrangements (yes/no)?
Debt	NO
Funding Agreements	NO
Other	N/A

The Company has provided guarantees for the obligations of noninsurance affiliates who have accepted assignments of structured settlement payment obligations from other insurers and purchase structured settlement insurance policies from subsidiaries of the Company that match those obligations. The guarantees made by the Company are specific to each structured settlement contract and vary in date and duration of the obligation. These are numerous and are backed by the reserves established by the Company to represent the present value of the future payments for those contracts. The statutory reserve established at December 31, 2016 for the total payout block is $2,270,109. As this reserve is already recorded on the balance sheet of the Company, there was no additional liability recorded due to the adoption of SSAP No. 5R.

The Company is a party to legal proceedings involving a variety of issues incidental to its business, including class actions. Lawsuits may be brought in nearly any federal or state court in the United States or in an arbitral forum. In addition, there continues to be significant federal and state regulatory activity relating to financial services companies. The Company’s legal proceedings are subject to many variables, and given its complexity and scope, outcomes cannot be predicted with certainty. Although legal proceedings sometimes include substantial demands for compensatory and punitive damages, and injunctive relief, it is management’s opinion that damages arising from such demands will not be material to the Company’s financial position.

103

Transamerica Premier Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

In addition, the insurance industry has increasingly and routinely been the subject of litigation, investigations, regulatory activity and challenges by various governmental and enforcement authorities and policyholder advocate groups concerning certain practices. For example, unclaimed property administrators and state insurance regulators are performing unclaimed property examinations of the life insurance industry in the U.S., including the Company. These are in some cases multi-state examinations that include the collective action of many of the states. Additionally, some states are conducting separate examinations or instituting separate enforcement actions in regard to unclaimed property laws and related claims practices. As other insurers in the United States have done, the Company identified certain additional internal processes that it has implemented or is in the process of implementing. As of December 31, 2016 and 2015, the Company’s reserves related to this matter were not material to the Company’s financial position.

The Company is subject to insurance guaranty laws in the states in which it writes business. These laws provide for assessments against insurance companies for the benefit of policyholders and claimants in the event of insolvency of other insurance companies. Assessments are charged to operations when received by the Company except where right of offset against other taxes paid is allowed by law. Amounts available for future offsets are recorded as an asset on the Company’s balance sheet. The future obligation for known insolvencies has been accrued based on the most recent information available from the National Organization of Life and Health Insurance Guaranty Associations. Potential future obligations for unknown insolvencies are not determinable by the Company and are not required to be accrued for financial reporting purposes. As of December 31, 2016 and 2015, the Company’s estimated future share of future guaranty fund assessments related to several major insurer insolvencies were not material to the Company’s financial position.

14. Sales, Transfer, and Servicing of Financial Assets and Extinguishments of Liabilities

The Company enters into dollar repurchase agreements in which securities are delivered to the counterparty once adequate collateral has been received. At December 31, 2016 and 2015, the Company had dollar repurchase agreements outstanding in the amount of $175,171 and $291,895, respectively. The Company had an outstanding liability for borrowed money in the amount $170,594 and $161,834, which included accrued interest of $444 and $851, at December 31, 2016 and 2015, respectively due to participation in dollar repurchase agreements.

104

Transamerica Premier Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

The contractual maturities of dollar repurchase agreements are as follows:

Fair Value
Open	$170,150
30 days or less	—
31 to 60 days	—
61 to 90 days	—
Greater than 90 days	—

Total	170,150
Securities received	—

Total collateral received	$170,150

In the course of the Company’s asset management, securities are sold and reacquired within 30 days of the sale date to enhance the Company’s yield on its investment portfolio. There were no securities of NAIC designation 3 or below sold during 2016 and reacquired within 30 days of the sale date.

15. Reconciliation to Statutory Statement

The following is a reconciliation of amounts previously reported to the Iowa Department of Financial Regulation in the 2016 Annual Statement, to those reported in the accompanying statutory-basis financial statements:

December 31,
2016
Balance Sheet:
Total assets as reported in the company’s Annual Statement	41,515,552
Decrease Cash, cash equivalents and short-term investments	(40,000)
Increase accounts receivable	40,000
Decrease in other assets	(34,708)

Total assets as reported in the accompanying audited statutory basis balance sheet	41,480,844

Liabilities as reported in the Company’s Annual Statement	39,837,875
Decrease in Remmittances and items not allocated	(34,708)

Total liabilities as reported in the accompanying audited statutory basis balance sheet	39,803,167

In the 2016 Annual Statement, an entry was excluded due to timing that left accounts receivables and remittances overstated. Another entry was excluded that left cash overstated and A/R understated. Both were corrected in the 2016 audited financial statements and had no net balance sheet impact and the first item had no cash flow impact. The second item is included below.

105

Transamerica Premier Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

December 31,
2016
Statement of Cash Flow
Total net cash from operations in the Company’s Annual Statement	2,614,332
Decrease Premiums collected, net of reinsurance	(2,886,342)
Increase Benefit and loss related payments	787,920

Total net cash from operations in the accompanying audited statutory basis statement of cash flow	(272,010)

Total net cash from financing and miscellaneous sources in the
Company’s Annual Statement	(1,011,385)
Decrease Reinsurance on deposit-type contracts and other insurance liabilities	(1,300,249)
Increase Funds held under reinsurance treaties with unauthorized reinsurers	3,398,671
Decrease other cash (applied) provided	(40,000)

Total net cash from financing and miscellaneous sources in the accompanying audited statuotry basis satement of cash flow	1,047,037

Net change in cash, cash equivalents and short-term investments due to reconciliation	(40,000)

In the 2016 Annual Statement, an entry was excluded that left financing cash activity overstated. A cash flow movement between operating activities and Financing activities related to the reinsurance recapture was excluded. These were corrected in the 2016 audited financial statements and updated in the balance sheet and cash flow statement.

16. Subsequent Events

The financial statements are adjusted to reflect events that occurred between the balance sheet date and the date when the financial statements are issued, provided they give evidence of conditions that existed at the balance sheet date (Type I). Events that are indicative of conditions that arose after the balance sheet date are disclosed, but do not result in an adjustment of the financial statements themselves (Type II). The Company has not identified any Type I or Type II subsequent events for the year ended December 31, 2016 through April 24, 2017.

106

Transamerica Premier Life Insurance Company

Appendix A – Listing of Affiliated Companies

Transamerica Corporation

EIN: 42-1484983

AFFILIATIONS SCHEDULE

YEAR ENDED DECEMBER 31, 2016

Attachment to Note 7

Entity Name	FEIN
Transamerica Corporation	42-1484983
AEGON Alliances Inc	56-1358257
AEGON Asset Management Services Inc	39-1884868
AEGON Assignment Corp (Illinois)	42-1477359
AEGON Assignment Corp of Kentucky	61-1314968
AEGON Direct Marketing Services Inc	42-1470697
AEGON Direct Marketing Services International Inc	52-1291367
AEGON Financial Services Group Inc	41-1479568
AEGON Institutional Markets Inc	61-1085329
AEGON Management Company	35-1113520
AEGON Structured Settlements Inc	61-1068209
AEGON USA Real Estate Services Inc	61-1098396
AEGON USA Realty Advisors of CA FKA Pensaprima Inc	20-5023693
AFSG Securities Corporation	23-2421076
AUSA Distribution Corporation (FKA Transamerica Retirement Solutions)	47-4460403
AUSA Properties Inc	27-1275705
Commonwealth General Corporation	51-0108922
Creditor Resources Inc	42-1079584
CRI Solutions Inc	52-1363611
Financial Planning Services Inc	23-2130174
Firebird Reinsurance Corporation	47-3331975
Garnet Assurance Corporation	11-3674132
Garnet Assurance Corporation II	14-1893533
Garnet Assurance Corporation III	01-0947856
Global Preferred RE LTD	98-0164807
Intersecurities Ins Agency	42-1517005
Investors Warranty of America Inc	42-1154276
LIICA RE I	20-5984601
LIICA RE II	20-5927773

INTERNAL

Transamerica Premier Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

Transamerica Corporation

EIN: 42-1484983

AFFILIATIONS SCHEDULE

YEAR ENDED DECEMBER 31, 2016

Attachment to Note 7

Entity Name	FEIN
Massachusetts Fidelity Trust	42-0947998
MLIC RE I Inc	01-0930908
Money Services Inc	42-1079580
Monumental General Administrators Inc	52-1243288
Pearl Holdings Inc I	20-1063558
Pearl Holdings Inc II	20-1063571
Pine Falls Re Inc	26-1552330
Real Estate Alternatives Portfolio 3A Inc	20-1627078
River Ridge Insurance Company	20-0877184
Short Hills Management	42-1338496
Stonebridge Benefit Services Inc	75-2548428
Stonebridge Life Insurance Company	03-0164230
Stonebridge Reinsurance Company	61-1497252
TCF Asset Management Corp	84-0642550
TCFC Air Holdings Inc	32-0092333
TCFC Asset Holdings Inc	32-0092334
The RCC Group Inc	13-3695273
TLIC Oakbrook Reinsurance Inc.	47-1026613
TLIC Riverwood Reinsurance Inc	45-3193055
TLIC Watertree Reinsurance Inc	81-3715574
Tranasmerica Advisors Life Insurance Company (FKA MLLIC)	91-1325756
Transamerica Accounts Holding Corp	36-4162154
Transamerica Affinity Services Inc	42-1523438
Transamerica Affordable Housing Inc	94-3252196
Transamerica Agency Network Inc (FKA: Life Inv Fin Group)	61-1513662
Transamerica Annuity Service Corporation	85-0325648
Transamerica Asset Management (fka Transamerica Fund Adviso)	59-3403585
Transamerica Capital Inc	95-3141953

108

Transamerica Premier Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

Transamerica Corporation

EIN: 42-1484983

AFFILIATIONS SCHEDULE

YEAR ENDED DECEMBER 31, 2016

Attachment to Note 7

Entity Name	FEIN
Transamerica Casualty Insurance Company	31-4423946
Transamerica Commercial Finance Corp I	94-3054228
Transamerica Consumer Finance Holding Company	95-4631538
Transamerica Corporation (OREGON)	98-6021219
Transamerica Distribution Finance Overseas Inc	36-4254366
Transamerica Finance Corporation	95-1077235
Transamerica Financial Advisors FKA InterSecurities	59-2476008
Transamerica Financial Life Insurance Company	36-6071399
Transamerica Fund Services Inc	59-3403587
Transamerica Home Loan	95-4390993
Transamerica International Re (Bermuda) Ltd	98-0199561
Transamerica Investors Securities Corp	13-3696753
Transamerica Leasing Holdings Inc	13-3452993
Transamerica Life Insurance Company	39-0989781
Transamerica Pacific Insurance Co Ltd	94-3304740
Transamerica Premier Life Insurance Company	52-0419790
Transamerica Resources Inc (FKA: Nat Assoc Mgmt)	52-1525601
Transamerica Small Business Capital Inc	36-4251204
Transamerica Stable Value Solutions Inc	27-0648897
Transamerica Vendor Financial Services Corporation	36-4134790
United Financial Services Inc	52-1263786
WFG China Holdings Inc	20-2541057
World Fin Group Ins Agency of Massachusetts Inc	04-3182849
World Financial Group Inc	42-1518386
World Financial Group Ins Agency of Hawaii Inc	99-0277127
World Financial Group Insurance Agency of WY Inc	42-1519076
World Financial Group Insurance Agency	95-3809372
Zahorik Company Inc	95-2775959
Zero Beta Fund LLC	26-1298094

109

Statutory-Basis

Financial Statement Schedule

110

Transamerica Premier Life Insurance Company

Summary of Investments – Other Than

Investments in Related Parties

(Dollars in Thousands)

December 31, 2016

SCHEDULE I

Type of Investment	Cost (1)	Fair Value	Amount at Which Shown in the Balance Sheet (2)
Fixed maturities
Bonds:
United States government and government agencies and authorities	$1,918,664	$1,918,639	$1,933,300
States, municipalities and political subdivisions	546,657	555,409	546,651
Foreign governments	215,641	224,479	215,641
Hybrid securities	316,139	309,163	316,139
All other corporate bonds	10,236,957	11,416,457	10,218,485
Preferred stocks	10,681	9,818	10,449

Total fixed maturities	13,244,739	14,433,964	13,240,665
Equity securities
Common stocks:
Industrial, miscellaneous and all other	73,117	111,964	111,964

Total equity securities	73,117	111,964	111,964
Mortgage loans on real estate	1,598,685		1,598,685
Real estate	226,688		226,688
Policy loans	926,400		926,400
Other long-term investments	257,527		257,527
Receivable for Securities	1,154		1,154
Securities Lending	425,875		425,875
Cash, cash equivalents and short-term investments	1,134,273		1,134,273

Total investments	$17,888,458		$17,923,232

(1)	Original cost of equity securities and as to fixed maturities, original cost reduced by repayments and OTTI, as applicable, and adjusted for amortization of premiums or accrual of discounts.
(2)	United States government, state, municipal and political, hybrid and corporate bonds of $31,157 are held at fair value rather than amortized cost due to having and NAIC 6 rating. A preferred stock security is held at its fair value of $7,326 rather than amortized cost due to having an NAIC 6 rating.

111

Transamerica Premier Life Insurance Company

Supplementary Insurance Information

(Dollars in Thousands)

SCHEDULE III

	Future Policy Benefits and Expenses	Unearned Premiums	Policy and Contract Liabilities	Premium Revenue	Net Investment Income*	Benefits, Claims Losses and Settlement Expenses	Other Operating Expenses*
Year ended December 31, 2016
Individual life	$7,871,102	$—	$108,989	$1,280,727	$374,691	$1,021,572	$780,254
Individual health	943,236	25,921	52,368	604,965	48,396	583,032	184,394
Group life and health	602,867	23,520	81,892	625,305	31,012	344,371	282,335
Annuity	3,344,133	—	539	764,576	314,418	1,180,579	(112,011)

	$12,761,338	$49,441	$243,788	$3,275,573	$768,517	$3,129,554	$1,134,972

Year ended December 31, 2015
Individual life	$7,342,263	$—	$115,608	$1,173,427	$363,846	$872,269	$799,628
Individual health	874,366	30,940	57,676	530,294	41,145	524,184	237,922
Group life and health	635,765	19,430	92,704	636,321	31,081	353,653	211,968
Annuity	3,363,955	—	676	778,135	330,277	949,835	(34,630)
Other	—	—	—	—	74,485	—	—

	$12,216,349	$50,370	$266,664	$3,118,177	$840,834	$2,699,941	$1,214,888

Year ended December 31, 2014
Individual life	$6,956,487	$—	$130,400	$950,127	$372,068	$718,488	$648,770
Individual health	545,640	23,215	40,888	4,065,711	43,818	(13,748)	3,855,616
Group life and health	662,343	31,956	102,266	566,324	35,156	313,348	269,914
Annuity	3,660,269	—	941	755,164	374,929	1,222,721	(155,769)

	$11,824,739	$55,171	$274,495	$6,337,326	$825,971	$2,240,809	$4,618,531

112

Transamerica Premier Life Insurance Company

Reinsurance

(Dollars in Thousands)

SCHEDULE IV

	Gross Amount	Ceded to Other Companies	Assumed From Other Companies	Net Amount	Percentage of Amount Assumed to Net
Year ended December 31, 2016
Life insurance in force	$219,520,173	$73,369,751	$338,978	$126,782,970	0%

Premiums:
Individual life	$1,719,001	$448,239	$9,965	$1,280,727	1%
Individual health	228,511	1,676	378,130	604,965	63%
Group life and health	630,029	85,628	80,904	625,305	13%
Annuity	723,545	(2,072,383)	(2,031,352)	764,576	-266%

	$3,301,086	$(1,536,840)	$(1,562,353)	$3,275,573	-48%

Year ended December 31, 2015
Life insurance in force	$199,150,576	$77,398,265	$5,030,659	$126,782,970	4%

Premiums:
Individual life	$1,629,401	$464,671	$8,697	$1,173,427	1%
Individual health	145,438	4,720	388,714	529,432	73%
Group life and health	630,126	77,888	84,084	636,322	13%
Annuity	793,281	33,124	17,978	778,135	2%

	$3,198,246	$580,403	$499,473	$3,117,316	16%

Year ended December 31, 2014
Life insurance in force	$184,738,794	$84,926,052	$5,804,983	$105,617,725	5%

Premiums:
Individual life	$1,468,449	$532,051	$13,729	$950,127	1%
Individual health	109,110	6,436	3,963,037	4,065,711	97%
Group life and health	594,400	90,136	62,059	566,323	11%
Annuity	768,531	36,250	22,884	755,165	3%

	$2,940,490	$664,873	$4,061,709	$6,337,326	64%

113

FINANCIAL STATEMENTS

Transamerica Premier Life Insurance Company

Separate Account VA CC

Years Ended December 31, 2016 and 2015

Transamerica Premier Life Insurance Company

Separate Account VA CC

Financial Statements

Years Ended December 31, 2016 and 2015

Report of Independent Registered Public Accounting Firm

To the Contract Owners of

Subaccounts of Separate Account VA CC and

Board of Directors of

Transamerica Premier Life Insurance Company

In our opinion, for each of the subaccounts of Separate Account VA CC indicated in the table below, the accompanying statements of assets and liabilities, and the related statement of operations and change in net assets present fairly, in all material respects, the financial position of each of the subaccounts of Separate Account VA CC as of the date indicated in the table, and the results of each of their operations and changes in each of their net assets for each of the periods indicated in the table, in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of the management of Transamerica Premier Life Insurance Company. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of December 31, 2016 by correspondence with the transfer agents of the investee mutual funds, provide a reasonable basis for our opinions.

AB Global Thematic Growth Class B Shares (1)	NVIT Emerging Markets Class D Shares (2)
AB Growth Class B Shares (1)	T. Rowe Price Equity Income Service Class (1)
AB Large Cap Growth Class B Shares (1)	T. Rowe Price International Stock (1)
Calvert VP EAFE International Index Class I Shares (1)	T. Rowe Price New America Growth (1)
Calvert VP SRI Balanced (1)	TA Aegon Government Money Market Initial Class (1)
Calvert VP SRI Mid Cap (1)	TA Asset Allocation - Conservative Initial Class (1)
Columbia - Mid Cap Growth Class 2 Shares (1)	TA Asset Allocation - Growth Initial Class (1)
Columbia - Seligman Global Technology Class 2 Shares (1)	TA Asset Allocation - Moderate Initial Class (1)
Columbia - Small Company Growth Class 1 Shares (1)	TA Asset Allocation - Moderate Growth Initial Class (1)
DFA VA Global Bond (1)	TA Barrow Hanley Dividend Focused Initial Class (1)
DFA VA International Small (1)	TA Clarion Global Real Estate Securities Initial Class (1)
DFA VA International Value (1)	TA Janus Mid-Cap Growth Initial Class (1)
DFA VA Short-Term Fixed (1)	TA JPMorgan Enhanced Index Initial Class (1)
DFA VA U.S. Large Value (1)	TA Managed Risk - Balanced ETF Initial Class (1)
DFA VA U.S. Targeted Value (1)	TA Managed Risk - Growth ETF Initial Class (1)
Dreyfus Socially Responsible Growth Initial Shares (1)	TA MFS International Equity Initial Class (1)
Dreyfus Socially Responsible Growth Service Shares (1)	TA Morgan Stanley Capital Growth Initial Class (1)
Dreyfus VIF Appreciation Service Shares (1)	TA Multi-Managed Balanced Initial Class (1)
Dreyfus VIF Growth and Income Initial Shares (1)	TA PIMCO Total Return Initial Class (1)
Dreyfus VIF Quality Bond Initial Shares (1)	TA Small/Mid Cap Value Initial Class (1)
Federated Fund for U.S. Government Securities II (1)	TA T. Rowe Price Small Cap Initial Class (1)
Federated Government Money II Service Shares (1)	TA TS&W International Equity Initial Class (1)
Federated High Income Bond II Primary Shares (1)	TA WMC US Growth Initial Class (1)
Federated Managed Tail Risk II Primary Shares (1)	Vanguard® Equity Index (1)
Federated Managed Volatility II (1)	Vanguard® International (1)
Fidelity® VIP Asset Manager Initial Class (1)	Vanguard® Mid-Cap Index (1)
Fidelity® VIP Contrafund® Initial Class (1)	Vanguard® REIT Index (1)
Fidelity® VIP Equity-Income Initial Class (1)	Vanguard® Short-Term Investment Grade (1)
Fidelity® VIP Government Money Market Initial Class (1)	Vanguard® Total Bond Market Index (1)
Fidelity® VIP Growth Initial Class (1)	Wanger International (1)
Fidelity® VIP Mid Cap Initial Class (1)	Wanger USA (1)
Fidelity® VIP Value Strategies Initial Class (1)	WFVT Discovery Class 2 Shares (1)

(1)	Statement of assets and liabilities as of December 31, 2016, and statement of operations and change in net assets for the years ended December 31, 2016 and 2015
(2)	Statement of assets and liabilities as of December 31, 2016 and statement of operations and change in net assets for the period August 4, 2016 (commencement of operations) through December 31, 2016

/s/PricewaterhouseCoopers LLP

Chicago, Illinois

April 24, 2017

Transamerica Premier Life Insurance Company

Separate Account VA CC

Statements of Assets and Liabilities

December 31, 2016

Subaccount	Number of Shares	Cost	Assets at Market Value	Due (to)/from General Account	Net Assets	Units Outstanding	Range of Unit Values
AB Global Thematic Growth Class B Shares	932.186	$11,202	$20,061	$4	$20,065	19,587	$0.924838	$1.512226
AB Growth Class B Shares	4,628.821	102,981	122,710	7	122,717	68,238	1.646522	2.098584
AB Large Cap Growth Class B Shares	874.901	30,350	37,901	12	37,913	20,582	1.585126	2.386972
Calvert VP EAFE International Index Class I Shares	19,579.359	1,420,837	1,467,081	(3)	1,467,078	1,287,986	1.118717	1.163908
Calvert VP SRI Balanced	1,301,402.190	2,462,501	2,671,779	—	2,671,779	79,135	32.585832	37.550710
Calvert VP SRI Mid Cap	164,253.615	5,137,989	4,733,789	9	4,733,798	98,464	44.741499	51.525993
Columbia—Mid Cap Growth Class 2 Shares	6,607.522	104,189	136,379	—	136,379	100,326	1.312811	1.363969
Columbia—Seligman Global Technology Class 2 Shares	7,536.511	153,160	154,498	3	154,501	59,186	2.306702	3.342094
Columbia—Small Company Growth Class 1 Shares	105,573.906	1,544,864	1,616,337	(11)	1,616,326	540,466	1.908400	26.904404
DFA VA Global Bond	7,276,029.354	79,368,611	77,125,911	16	77,125,927	48,132,557	1.252176	25.450496
DFA VA International Small	3,817,121.884	39,276,799	43,477,018	5	43,477,023	13,572,199	1.831457	33.809771
DFA VA International Value	4,770,587.001	54,780,562	53,239,751	(141)	53,239,610	23,918,593	1.362402	30.271018
DFA VA Short-Term Fixed	5,743,561.043	58,796,985	58,469,451	185	58,469,636	45,863,154	1.038069	15.877837
DFA VA U.S. Large Value	4,351,355.426	77,868,326	104,214,962	(67)	104,214,895	35,430,118	2.136058	63.560698
DFA VA U.S. Targeted Value	3,825,287.507	50,600,569	73,942,808	12	73,942,820	21,375,431	2.184890	83.344893
Dreyfus Socially Responsible Growth Initial Shares	50,758.633	1,705,765	1,921,722	—	1,921,722	49,167	35.041006	42.143103
Dreyfus Socially Responsible Growth Service Shares	6,176.421	171,427	231,369	—	231,369	121,727	1.473647	2.162879
Dreyfus VIF Appreciation Service Shares	1,734.352	53,358	70,623	1	70,624	38,116	1.651552	2.003940
Dreyfus VIF Growth and Income Initial Shares	39,815.679	894,595	1,147,090	(4)	1,147,086	26,278	42.568751	50.030139
Dreyfus VIF Quality Bond Initial Shares	15,827.941	181,081	185,029	(6)	185,023	8,153	22.628142	26.470421
Federated Fund for U.S. Government Securities II	614,208.883	6,833,991	6,621,172	(16)	6,621,156	3,667,565	1.391088	22.783376
Federated Government Money II Service Shares	13,241,184.129	13,241,184	13,241,184	89	13,241,273	10,697,484	0.945658	14.458816
Federated High Income Bond II Primary Shares	1,008,366.345	6,773,149	6,897,226	8	6,897,234	2,345,256	2.287413	34.970659
Federated Managed Tail Risk II Primary Shares	172,840.452	1,004,298	831,363	17	831,380	751,768	1.057191	1.134712
Federated Managed Volatility II	257,171.620	2,464,300	2,448,274	(3)	2,448,271	1,209,685	1.422931	27.943634
Fidelity® VIP Asset Manager Initial Class	42,325.902	627,698	646,740	—	646,740	22,314	28.727022	33.438018
Fidelity® VIP Contrafund® Initial Class	288,964.156	8,645,741	9,587,831	(28)	9,587,803	5,125,361	1.712572	1.913316
Fidelity® VIP Equity-Income Initial Class	67,134.649	1,471,343	1,474,948	(1)	1,474,947	34,055	43.216641	50.079805
Fidelity® VIP Government Money Market Initial Class	1,177,601.400	1,177,601	1,177,601	(9)	1,177,592	83,900	13.353951	15.230882
Fidelity® VIP Growth Initial Class	24,108.207	951,628	1,429,858	(1)	1,429,857	32,238	44.014455	52.695815
Fidelity® VIP Mid Cap Initial Class	54,762.204	1,828,030	1,860,820	(1)	1,860,819	591,650	2.783064	3.174513
Fidelity® VIP Value Strategies Initial Class	51,545.952	677,910	812,880	11	812,891	378,812	1.957149	2.232477
NVIT Emerging Markets Class D Shares	272,504.746	2,737,668	2,626,946	(1)	2,626,945	266,991	9.801214	9.842710
T. Rowe Price Equity Income Service Class	44,018.580	1,160,328	1,247,487	(1)	1,247,486	24,183	51.585723	60.018521
T. Rowe Price International Stock	29,995.734	423,343	428,039	(1)	428,038	23,507	18.144599	21.018070
T. Rowe Price New America Growth	52,124.868	1,117,255	1,225,456	—	1,225,456	25,493	47.971287	53.726883
TA Aegon Government Money Market Initial Class	2,190,923.260	2,190,923	2,190,923	60	2,190,983	2,257,264	0.955014	0.974077
TA Asset Allocation—Conservative Initial Class	118,658.888	1,258,984	1,207,947	6	1,207,953	691,184	1.610590	1.862176
TA Asset Allocation—Growth Initial Class	84,862.041	979,816	963,184	13	963,197	497,414	1.748605	2.021770
TA Asset Allocation—Moderate Initial Class	187,954.716	2,180,567	2,123,888	—	2,123,888	1,148,449	1.709697	1.976777
TA Asset Allocation—Moderate Growth Initial Class	144,905.173	1,766,493	1,712,779	(18)	1,712,761	876,398	1.757216	2.031690
TA Barrow Hanley Dividend Focused Initial Class	152,996.862	2,791,179	3,454,669	(3)	3,454,666	1,794,605	1.839881	1.981070

See accompanying notes.

2

Transamerica Premier Life Insurance Company

Separate Account VA CC

Statements of Assets and Liabilities

December 31, 2016

Subaccount	Number of Shares	Cost	Assets at Market Value	Due (to)/from General Account	Net Assets	Units Outstanding	Range of Unit Values
TA Clarion Global Real Estate Securities Initial Class	269,837.446	$3,205,717	$3,308,207	$1	$3,308,208	1,046,726	$2.380763	$40.445482
TA Janus Mid-Cap Growth Initial Class	22,174.336	666,127	559,458	10	559,468	338,283	1.386522	2.223605
TA JPMorgan Enhanced Index Initial Class	250,636.140	3,845,858	4,604,186	9	4,604,195	1,108,420	1.838318	26.741155
TA Managed Risk—Balanced ETF Initial Class	58,670.868	673,379	660,047	(7)	660,040	488,688	1.237231	1.353836
TA Managed Risk—Growth ETF Initial Class	48,191.349	486,276	467,456	1	467,457	345,600	1.245790	1.363192
TA MFS International Equity Initial Class	201,426.091	1,313,126	1,589,252	4	1,589,256	863,575	1.606332	1.863404
TA Morgan Stanley Capital Growth Initial Class	3,782.183	43,821	50,870	(3)	50,867	23,880	2.050583	2.425156
TA Multi-Managed Balanced Initial Class	180,665.179	2,366,820	2,449,820	(17)	2,449,803	1,374,422	1.700400	1.822462
TA PIMCO Total Return Initial Class	2,982,250.389	34,809,862	33,192,447	68	33,192,515	18,968,515	1.562156	1.806089
TA Small/Mid Cap Value Initial Class	139,224.973	2,825,939	2,890,310	(8)	2,890,302	610,702	2.026493	70.764173
TA T. Rowe Price Small Cap Initial Class	621,188.414	8,480,968	8,441,951	45	8,441,996	3,531,857	2.167917	2.422137
TA TS&W International Equity Initial Class	78,197.404	937,601	938,369	(10)	938,359	364,381	1.474089	16.403578
TA WMC US Growth Initial Class	169,048.679	3,992,824	3,938,834	11	3,938,845	1,846,924	1.894030	2.233214
Vanguard® Equity Index	2,305,204.864	69,002,850	82,134,449	(34)	82,134,415	33,659,189	2.172168	2.511481
Vanguard® International	1,272,340.866	25,576,500	24,848,817	22	24,848,839	21,934,210	1.030408	1.139364
Vanguard® Mid-Cap Index	976,891.105	17,302,339	20,622,171	(34)	20,622,137	6,748,261	2.745235	3.174147
Vanguard® REIT Index	1,907,145.352	22,372,914	25,708,319	(82)	25,708,237	7,498,723	3.086363	3.759773
Vanguard® Short-Term Investment Grade	5,008,598.109	53,331,964	53,241,398	(63)	53,241,335	36,352,096	1.316206	1.521832
Vanguard® Total Bond Market Index	6,080,516.835	72,315,755	71,567,683	(19)	71,567,664	43,597,032	1.479899	1.710990
Wanger International	184,845.486	5,532,443	4,369,747	(4)	4,369,743	1,383,092	2.641221	73.234442
Wanger USA	223,642.007	6,621,431	5,933,222	1	5,933,223	1,634,658	2.665800	77.007034
WFVT Discovery Class 2 Shares	—	—	—	—	—	—	57.134051	65.219215

See accompanying notes.

3

Transamerica Premier Life Insurance Company

Separate Account VA CC

Statement of Operations and Change in Net Assets

Years Ended December 31, 2015 and 2016, Except as Noted

	AB Global Thematic Growth Class B Shares	AB Growth Class B Shares	AB Large Cap Growth Class B Shares	Calvert VP EAFE International Index Class I Shares	Calvert VP SRI Balanced
	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount
Net Assets as of December 31, 2014:	$23,094	$127,018	$47,970	$1,973,055	$3,093,198

Investment Income:
Reinvested Dividends	—	—	—	4,203	3,161
Investment Expense:
Mortality and Expense Risk and Administrative Charges	217	1,324	286	20,053	35,128

Net Investment Income (Loss)	(217)	(1,324)	(286)	(15,850)	(31,967)
Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	—	23,912	3,358	—	11,367
Realized Gain (Loss) on Investments	345	3,144	8,120	44,853	53,580

Net Realized Capital Gains (Losses) on Investments	345	27,056	11,478	44,853	64,947
Net Change in Unrealized Appreciation (Depreciation)	280	(16,075)	(6,798)	(61,699)	(124,712)

Net Gain (Loss) on Investment	625	10,981	4,680	(16,846)	(59,765)
Net Increase (Decrease) in Net Assets Resulting from Operations	408	9,657	4,394	(32,696)	(91,732)

Increase (Decrease) in Net Assets from Contract Transactions	(658)	(6,631)	(14,851)	(360,278)	(392,653)

Total Increase (Decrease) in Net Assets	(250)	3,026	(10,457)	(392,974)	(484,385)

Net Assets as of December 31, 2015:	$22,844	$130,044	$37,513	$1,580,081	$2,608,813

Investment Income:
Reinvested Dividends	—	—	—	43,257	48,750
Investment Expense:
Mortality and Expense Risk and Administrative Charges	189	1,250	229	16,653	32,300

Net Investment Income (Loss)	(189)	(1,250)	(229)	26,604	16,450
Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	—	14,861	4,425	—	74,139
Realized Gain (Loss) on Investments	1,139	2,639	137	3,487	19,096

Net Realized Capital Gains (Losses) on Investments	1,139	17,500	4,562	3,487	93,235
Net Change in Unrealized Appreciation (Depreciation)	(1,353)	(16,547)	(3,703)	(44,841)	56,886

Net Gain (Loss) on Investment	(214)	953	859	(41,354)	150,121
Net Increase (Decrease) in Net Assets Resulting from Operations	(403)	(297)	630	(14,750)	166,571

Increase (Decrease) in Net Assets from Contract Transactions	(2,376)	(7,030)	(230)	(98,253)	(103,605)

Total Increase (Decrease) in Net Assets	(2,779)	(7,327)	400	(113,003)	62,966

Net Assets as of December 31, 2016:	$20,065	$122,717	$37,913	$1,467,078	$2,671,779

See Accompanying Notes.

(1)	See Footnote 1

4

Transamerica Premier Life Insurance Company

Separate Account VA CC

Statement of Operations and Change in Net Assets

Years Ended December 31, 2015 and 2016, Except as Noted

	Calvert VP SRI Mid Cap Subaccount	Columbia - Mid Cap Growth Class 2 Shares Subaccount	Columbia - Seligman Global Technology Class 2 Shares Subaccount	Columbia - Small Company Growth Class 1 Shares Subaccount	DFA VA Global Bond Subaccount
Net Assets as of December 31, 2014:	$5,177,641	$133,345	$153,588	$1,360,513	$89,319,040

Investment Income:
Reinvested Dividends	—	—	—	—	1,284,768
Investment Expense:
Mortality and Expense Risk and Administrative Charges	57,378	956	1,243	9,166	554,665

Net Investment Income (Loss)	(57,378)	(956)	(1,243)	(9,166)	730,103
Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	159,713	—	21,183	64,521	341,786
Realized Gain (Loss) on Investments	55,981	533	11,002	91,207	(191,070)

Net Realized Capital Gains (Losses) on Investments	215,694	533	32,185	155,728	150,716
Net Change in Unrealized Appreciation (Depreciation)	(357,378)	7,101	(17,824)	(101,516)	(70,281)

Net Gain (Loss) on Investment	(141,684)	7,634	14,361	54,212	80,435
Net Increase (Decrease) in Net Assets Resulting from Operations	(199,062)	6,678	13,118	45,046	810,538

Increase (Decrease) in Net Assets from Contract Transactions	(251,052)	32,356	(30,881)	(28,470)	(8,248,677)

Total Increase (Decrease) in Net Assets	(450,114)	39,034	(17,763)	16,576	(7,438,139)

Net Assets as of December 31, 2015:	$4,727,527	$172,379	$135,825	$1,377,089	$81,880,901

Investment Income:
Reinvested Dividends	—	—	—	—	1,301,932
Investment Expense:
Mortality and Expense Risk and Administrative Charges	49,226	966	1,176	11,981	505,356

Net Investment Income (Loss)	(49,226)	(966)	(1,176)	(11,981)	796,576
Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	632,778	—	47,279	320,814	413,256
Realized Gain (Loss) on Investments	12,758	3,357	1,039	66,850	(63,405)

Net Realized Capital Gains (Losses) on Investments	645,536	3,357	48,318	387,664	349,851
Net Change in Unrealized Appreciation (Depreciation)	(325,113)	(391)	(23,568)	(194,178)	(204,418)

Net Gain (Loss) on Investment	320,423	2,966	24,750	193,486	145,433
Net Increase (Decrease) in Net Assets Resulting from Operations	271,197	2,000	23,574	181,505	942,009

Increase (Decrease) in Net Assets from Contract Transactions	(264,926)	(38,000)	(4,898)	57,732	(5,696,983)

Total Increase (Decrease) in Net Assets	6,271	(36,000)	18,676	239,237	(4,754,974)

Net Assets as of December 31, 2016:	$4,733,798	$136,379	$154,501	$1,616,326	$77,125,927

See Accompanying Notes.

(1)	See Footnote 1

5

Transamerica Premier Life Insurance Company

Separate Account VA CC

Statement of Operations and Change in Net Assets

Years Ended December 31, 2015 and 2016, Except as Noted

	DFA VA International Small	DFA VA International Value	DFA VA Short-Term Fixed	DFA VA U.S. Large Value	DFA VA U.S. Targeted Value
	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount
Net Assets as of December 31, 2014:	$52,534,617	$64,510,480	$73,609,757	$118,055,471	$75,110,140

Investment Income:
Reinvested Dividends	927,722	1,794,182	191,707	2,057,390	865,631
Investment Expense:
Mortality and Expense Risk and Administrative Charges	316,407	398,238	449,246	665,701	449,922

Net Investment Income (Loss)	611,315	1,395,944	(257,539)	1,391,689	415,709
Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	1,435,119	—	58,599	4,574,566	4,491,374
Realized Gain (Loss) on Investments	2,634,247	397,938	(84,093)	8,639,903	5,468,314

Net Realized Capital Gains (Losses) on Investments	4,069,366	397,938	(25,494)	13,214,469	9,959,688
Net Change in Unrealized Appreciation (Depreciation)	(1,814,132)	(6,096,947)	56,445	(18,635,617)	(14,367,470)

Net Gain (Loss) on Investment	2,255,234	(5,699,009)	30,951	(5,421,148)	(4,407,782)
Net Increase (Decrease) in Net Assets Resulting from Operations	2,866,549	(4,303,065)	(226,588)	(4,029,459)	(3,992,073)

Increase (Decrease) in Net Assets from Contract Transactions	(10,935,333)	(5,075,273)	(10,652,051)	(18,141,034)	(7,620,126)

Total Increase (Decrease) in Net Assets	(8,068,784)	(9,378,338)	(10,878,639)	(22,170,493)	(11,612,199)

Net Assets as of December 31, 2015:	$44,465,833	$55,132,142	$62,731,118	$95,884,978	$63,497,941

Investment Income:
Reinvested Dividends	1,006,770	1,662,129	397,605	1,919,102	709,779
Investment Expense:
Mortality and Expense Risk and Administrative Charges	275,321	330,742	386,591	595,854	414,924

Net Investment Income (Loss)	731,449	1,331,387	11,014	1,323,248	294,855
Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	350,239	—	—	734,462	2,519,890
Realized Gain (Loss) on Investments	1,091,691	(1,200,334)	(26,286)	4,775,345	4,165,763

Net Realized Capital Gains (Losses) on Investments	1,441,930	(1,200,334)	(26,286)	5,509,807	6,685,653
Net Change in Unrealized Appreciation (Depreciation)	188,977	4,325,394	101,242	9,796,949	9,373,189

Net Gain (Loss) on Investment	1,630,907	3,125,060	74,956	15,306,756	16,058,842
Net Increase (Decrease) in Net Assets Resulting from Operations	2,362,356	4,456,447	85,970	16,630,004	16,353,697

Increase (Decrease) in Net Assets from Contract Transactions	(3,351,166)	(6,348,979)	(4,347,452)	(8,300,087)	(5,908,818)

Total Increase (Decrease) in Net Assets	(988,810)	(1,892,532)	(4,261,482)	8,329,917	10,444,879

Net Assets as of December 31, 2016:	$43,477,023	$53,239,610	$58,469,636	$104,214,895	$73,942,820

See Accompanying Notes.

(1)	See Footnote 1

6

Transamerica Premier Life Insurance Company

Separate Account VA CC

Statement of Operations and Change in Net Assets

Years Ended December 31, 2015 and 2016, Except as Noted

	Dreyfus Socially Responsible Growth Initial Shares	Dreyfus Socially Responsible Growth Service Shares	Dreyfus VIF Appreciation Service Shares	Dreyfus VIF Growth and Income Initial Shares	Dreyfus VIF Quality Bond Initial Shares

	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount
Net Assets as of December 31, 2014:	$1,875,188	$237,591	$76,762	$999,865	$276,463

Investment Income:
Reinvested Dividends	20,292	1,864	1,086	8,848	5,387
Investment Expense:
Mortality and Expense Risk and Administrative Charges	20,716	1,337	653	13,280	3,528

Net Investment Income (Loss)	(424)	527	433	(4,432)	1,859
Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	254,562	30,066	3,563	92,190	—
Realized Gain (Loss) on Investments	22,361	2,422	1,779	8,536	3,168

Net Realized Capital Gains (Losses) on Investments	276,923	32,488	5,342	100,726	3,168
Net Change in Unrealized Appreciation (Depreciation)	(363,748)	(42,367)	(8,513)	(92,418)	(12,535)

Net Gain (Loss) on Investment	(86,825)	(9,879)	(3,171)	8,308	(9,367)
Net Increase (Decrease) in Net Assets Resulting from Operations	(87,249)	(9,352)	(2,738)	3,876	(7,508)

Increase (Decrease) in Net Assets from Contract Transactions	121,449	(3,805)	(3,623)	10,139	(59,006)

Total Increase (Decrease) in Net Assets	34,200	(13,157)	(6,361)	14,015	(66,514)

Net Assets as of December 31, 2015:	$1,909,388	$224,434	$70,401	$1,013,880	$209,949

Investment Income:
Reinvested Dividends	24,404	2,186	972	13,104	3,546
Investment Expense:
Mortality and Expense Risk and Administrative Charges	19,851	1,239	619	13,716	2,712

Net Investment Income (Loss)	4,553	947	353	(612)	834
Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	185,418	20,940	10,334	121,644	—
Realized Gain (Loss) on Investments	105,757	4,823	1,595	14,101	3,239

Net Realized Capital Gains (Losses) on Investments	291,175	25,763	11,929	135,745	3,239
Net Change in Unrealized Appreciation (Depreciation)	(125,631)	(7,528)	(7,844)	(36,839)	(3,338)

Net Gain (Loss) on Investment	165,544	18,235	4,085	98,906	(99)
Net Increase (Decrease) in Net Assets Resulting from Operations	170,097	19,182	4,438	98,294	735

Increase (Decrease) in Net Assets from Contract Transactions	(157,763)	(12,247)	(4,215)	34,912	(25,661)

Total Increase (Decrease) in Net Assets	12,334	6,935	223	133,206	(24,926)

Net Assets as of December 31, 2016:	$1,921,722	$231,369	$70,624	$1,147,086	$185,023

See Accompanying Notes.

(1)	See Footnote 1

7

Transamerica Premier Life Insurance Company

Separate Account VA CC

Statement of Operations and Change in Net Assets

Years Ended December 31, 2015 and 2016, Except as Noted

	Federated Fund for U.S. Government Securities II	Federated Government Money II Service Shares	Federated High Income Bond II Primary Shares	Federated Managed Tail Risk II Primary Shares
					Federated Managed Volatility II
	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount
Net Assets as of December 31, 2014:	$6,348,273	$18,094,728	$9,903,429	$1,216,691	$2,321,935

Investment Income:
Reinvested Dividends	163,149	357	489,650	19,815	85,444
Investment Expense:
Mortality and Expense Risk and Administrative Charges	41,335	144,547	61,233	10,903	12,758

Net Investment Income (Loss)	121,814	(144,190)	428,417	8,912	72,686
Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	—	—	—	1,660	9,164
Realized Gain (Loss) on Investments	(50,556)	—	(141,615)	(8,761)	60,621

Net Realized Capital Gains (Losses) on Investments	(50,556)	—	(141,615)	(7,101)	69,785
Net Change in Unrealized Appreciation (Depreciation)	(77,258)	—	(478,420)	(85,690)	(257,538)

Net Gain (Loss) on Investment	(127,814)	—	(620,035)	(92,791)	(187,753)
Net Increase (Decrease) in Net Assets Resulting from Operations	(6,000)	(144,190)	(191,618)	(83,879)	(115,067)

Increase (Decrease) in Net Assets from Contract Transactions	(300,871)	20,050,688	(2,990,716)	(39,406)	(949,543)

Total Increase (Decrease) in Net Assets	(306,871)	19,906,498	(3,182,334)	(123,285)	(1,064,610)

Net Assets as of December 31, 2015:	$6,041,402	$38,001,226	$6,721,095	$1,093,406	$1,257,325

Investment Income:
Reinvested Dividends	187,039	12	422,173	17,478	47,462
Investment Expense:
Mortality and Expense Risk and Administrative Charges	48,179	147,187	44,525	8,558	8,166

Net Investment Income (Loss)	138,860	(147,175)	377,648	8,920	39,296
Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	—	—	—	—	—
Realized Gain (Loss) on Investments	(88,531)	—	(182,792)	(60,036)	(62,871)

Net Realized Capital Gains (Losses) on Investments	(88,531)	—	(182,792)	(60,036)	(62,871)
Net Change in Unrealized Appreciation (Depreciation)	3,327	—	653,361	(1,691)	90,939

Net Gain (Loss) on Investment	(85,204)	—	470,569	(61,727)	28,068
Net Increase (Decrease) in Net Assets Resulting from Operations	53,656	(147,175)	848,217	(52,807)	67,364

Increase (Decrease) in Net Assets from Contract Transactions	526,098	(24,612,778)	(672,078)	(209,219)	1,123,582

Total Increase (Decrease) in Net Assets	579,754	(24,759,953)	176,139	(262,026)	1,190,946

Net Assets as of December 31, 2016:	$6,621,156	$13,241,273	$6,897,234	$831,380	$2,448,271

See Accompanying Notes.

(1)	See Footnote 1

8

Transamerica Premier Life Insurance Company

Separate Account VA CC

Statement of Operations and Change in Net Assets

Years Ended December 31, 2015 and 2016, Except as Noted

	Fidelity® VIP Asset Manager Initial Class	Fidelity® VIP Contrafund® Initial Class	Fidelity® VIP Equity-Income Initial Class	Fidelity® VIP Government Money Market Initial Class
					Fidelity® VIP Growth Initial Class
	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount
Net Assets as of December 31, 2014:	$794,367	$12,270,058	$1,585,543	$3,437,914	$1,732,079

Investment Income:
Reinvested Dividends	11,184	120,157	45,592	896	4,248
Investment Expense:
Mortality and Expense Risk and Administrative Charges	9,741	90,099	20,340	30,883	24,521

Net Investment Income (Loss)	1,443	30,058	25,252	(29,987)	(20,273)
Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	48,498	1,065,795	142,604	—	55,272
Realized Gain (Loss) on Investments	16,967	658,767	(3,949)	—	162,253

Net Realized Capital Gains (Losses) on Investments	65,465	1,724,562	138,655	—	217,525
Net Change in Unrealized Appreciation (Depreciation)	(75,954)	(1,743,670)	(239,612)	—	(92,721)

Net Gain (Loss) on Investment	(10,489)	(19,108)	(100,957)	—	124,804
Net Increase (Decrease) in Net Assets Resulting from Operations	(9,046)	10,950	(75,705)	(29,987)	104,531

Increase (Decrease) in Net Assets from Contract Transactions	(104,193)	(1,126,862)	(158,424)	(331,822)	(200,451)

Total Increase (Decrease) in Net Assets	(113,239)	(1,115,912)	(234,129)	(361,809)	(95,920)

Net Assets as of December 31, 2015:	$681,128	$11,154,146	$1,351,414	$3,076,105	$1,636,159

Investment Income:
Reinvested Dividends	9,575	75,848	31,689	2,732	554
Investment Expense:
Mortality and Expense Risk and Administrative Charges	8,931	74,706	18,696	16,044	19,639

Net Investment Income (Loss)	644	1,142	12,993	(13,312)	(19,085)
Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	28,503	856,807	81,918	—	142,558
Realized Gain (Loss) on Investments	3,131	589,448	(24,092)	—	85,864

Net Realized Capital Gains (Losses) on Investments	31,634	1,446,255	57,826	—	228,422
Net Change in Unrealized Appreciation (Depreciation)	(21,594)	(836,830)	132,210	—	(229,017)

Net Gain (Loss) on Investment	10,040	609,425	190,036	—	(595)
Net Increase (Decrease) in Net Assets Resulting from Operations	10,684	610,567	203,029	(13,312)	(19,680)

Increase (Decrease) in Net Assets from Contract Transactions	(45,072)	(2,176,910)	(79,496)	(1,885,201)	(186,622)

Total Increase (Decrease) in Net Assets	(34,388)	(1,566,343)	123,533	(1,898,513)	(206,302)

Net Assets as of December 31, 2016:	$646,740	$9,587,803	$1,474,947	$1,177,592	$1,429,857

See Accompanying Notes.

(1)	See Footnote 1

9

Transamerica Premier Life Insurance Company

Separate Account VA CC

Statement of Operations and Change in Net Assets

Years Ended December 31, 2015 and 2016, Except as Noted

	Fidelity® VIP Mid Cap Initial Class Subaccount	Fidelity® VIP Value Strategies Initial Class Subaccount	NVIT Emerging Markets Class D Shares Subaccount(1)	T. Rowe Price Equity Income Service Class Subaccount	T. Rowe Price International Stock Subaccount
Net Assets as of December 31, 2014:	$2,311,942	$1,382,461	$—	$1,376,223	$555,480

Investment Income:
Reinvested Dividends	10,057	16,073	—	21,831	4,482
Investment Expense:
Mortality and Expense Risk and Administrative Charges	13,204	10,133	—	17,141	6,943

Net Investment Income (Loss)	(3,147)	5,940	—	4,690	(2,461)
Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	255,317	1,095	—	24,330	8,965
Realized Gain (Loss) on Investments	48,295	110,238	—	80,430	11,490

Net Realized Capital Gains (Losses) on Investments	303,612	111,333	—	104,760	20,455
Net Change in Unrealized Appreciation (Depreciation)	(341,435)	(164,444)	—	(211,981)	(25,403)

Net Gain (Loss) on Investment	(37,823)	(53,111)	—	(107,221)	(4,948)
Net Increase (Decrease) in Net Assets Resulting from Operations	(40,970)	(47,171)	—	(102,531)	(7,409)

Increase (Decrease) in Net Assets from Contract Transactions	(360,720)	(35,420)	—	(192,191)	(96,616)

Total Increase (Decrease) in Net Assets	(401,690)	(82,591)	—	(294,722)	(104,025)

Net Assets as of December 31, 2015:	$1,910,252	$1,299,870	$—	$1,081,501	$451,455

Investment Income:
Reinvested Dividends	9,082	9,310	22,685	29,310	4,576
Investment Expense:
Mortality and Expense Risk and Administrative Charges	11,355	7,461	7,186	17,101	5,944

Net Investment Income (Loss)	(2,273)	1,849	15,499	12,209	(1,368)
Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	113,988	—	—	115,349	15,728
Realized Gain (Loss) on Investments	(15,565)	253,664	(999)	202,748	900

Net Realized Capital Gains (Losses) on Investments	98,423	253,664	(999)	318,097	16,628
Net Change in Unrealized Appreciation (Depreciation)	104,550	(187,794)	(110,722)	(139,743)	(12,164)

Net Gain (Loss) on Investment	202,973	65,870	(111,721)	178,354	4,464
Net Increase (Decrease) in Net Assets Resulting from Operations	200,700	67,719	(96,222)	190,563	3,096

Increase (Decrease) in Net Assets from Contract Transactions	(250,133)	(554,698)	2,723,167	(24,578)	(26,513)

Total Increase (Decrease) in Net Assets	(49,433)	(486,979)	2,626,945	165,985	(23,417)

Net Assets as of December 31, 2016:	$1,860,819	$812,891	$2,626,945	$1,247,486	$428,038

See Accompanying Notes.

(1)	See Footnote 1

10

Transamerica Premier Life Insurance Company

Separate Account VA CC

Statement of Operations and Change in Net Assets

Years Ended December 31, 2015 and 2016, Except as Noted

	T. Rowe Price New America Growth Subaccount	TA Aegon Government Money Market Initial Class Subaccount	TA Asset Allocation - Conservative Initial Class Subaccount	TA Asset Allocation - Growth Initial Class Subaccount	TA Asset Allocation - Moderate Initial Class Subaccount
Net Assets as of December 31, 2014:	$1,312,861	$2,024,822	$1,993,578	$13,106,762	$2,849,162

Investment Income:
Reinvested Dividends	—	104	27,521	63,452	52,321
Investment Expense:
Mortality and Expense Risk and Administrative Charges	18,656	18,910	9,034	38,187	18,095

Net Investment Income (Loss)	(18,656)	(18,806)	18,487	25,265	34,226
Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	129,407	—	48,874	—	88,481
Realized Gain (Loss) on Investments	40,506	—	29,940	1,399,551	44,178

Net Realized Capital Gains (Losses) on Investments	169,913	—	78,814	1,399,551	132,659
Net Change in Unrealized Appreciation (Depreciation)	(55,885)	—	(130,542)	(1,006,257)	(256,064)

Net Gain (Loss) on Investment	114,028	—	(51,728)	393,294	(123,405)
Net Increase (Decrease) in Net Assets Resulting from Operations	95,372	(18,806)	(33,241)	418,559	(89,179)

Increase (Decrease) in Net Assets from Contract Transactions	(83,476)	(64,214)	(838,996)	(12,277,785)	(1,000,872)

Total Increase (Decrease) in Net Assets	11,896	(83,020)	(872,237)	(11,859,226)	(1,090,051)

Net Assets as of December 31, 2015:	$1,324,757	$1,941,802	$1,121,341	$1,247,536	$1,759,111

Investment Income:
Reinvested Dividends	496	118	24,497	21,024	44,352
Investment Expense:
Mortality and Expense Risk and Administrative Charges	16,608	19,087	8,215	6,304	15,767

Net Investment Income (Loss)	(16,112)	(18,969)	16,282	14,720	28,585
Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	60,489	—	26,721	—	50,541
Realized Gain (Loss) on Investments	27,661	—	(7,101)	(16,783)	(12,444)

Net Realized Capital Gains (Losses) on Investments	88,150	—	19,620	(16,783)	38,097
Net Change in Unrealized Appreciation (Depreciation)	(79,201)	—	9,561	55,001	29,194

Net Gain (Loss) on Investment	8,949	—	29,181	38,218	67,291
Net Increase (Decrease) in Net Assets Resulting from Operations	(7,163)	(18,969)	45,463	52,938	95,876

Increase (Decrease) in Net Assets from Contract Transactions	(92,138)	268,150	41,149	(337,277)	268,901

Total Increase (Decrease) in Net Assets	(99,301)	249,181	86,612	(284,339)	364,777

Net Assets as of December 31, 2016:	$1,225,456	$2,190,983	$1,207,953	$963,197	$2,123,888

See Accompanying Notes.

(1)	See Footnote 1

11

Transamerica Premier Life Insurance Company

Separate Account VA CC

Statement of Operations and Change in Net Assets

Years Ended December 31, 2015 and 2016, Except as Noted

	TA Asset Allocation - Moderate Growth Initial Class Subaccount	TA Barrow Hanley Dividend Focused Initial Class Subaccount	TA Clarion Global Real Estate Securities Initial Class Subaccount	TA Janus Mid-Cap Growth Initial Class Subaccount	TA JPMorgan Enhanced Index Initial Class Subaccount
Net Assets as of December 31, 2014:	$2,891,543	$4,691,830	$4,371,082	$1,076,217	$6,020,059

Investment Income:
Reinvested Dividends	39,632	79,837	206,622	—	53,150
Investment Expense:
Mortality and Expense Risk and Administrative Charges	16,848	43,299	28,251	7,746	37,253

Net Investment Income (Loss)	22,784	36,538	178,371	(7,746)	15,897
Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	29,571	—	—	138,678	393,918
Realized Gain (Loss) on Investments	137,080	285,680	203,003	34,470	429,625

Net Realized Capital Gains (Losses) on Investments	166,651	285,680	203,003	173,148	823,543
Net Change in Unrealized Appreciation (Depreciation)	(193,323)	(505,855)	(438,474)	(214,110)	(883,702)

Net Gain (Loss) on Investment	(26,672)	(220,175)	(235,471)	(40,962)	(60,159)
Net Increase (Decrease) in Net Assets Resulting from Operations	(3,888)	(183,637)	(57,100)	(48,708)	(44,262)

Increase (Decrease) in Net Assets from Contract Transactions	(1,439,780)	(690,465)	(885,450)	(148,317)	(660,101)

Total Increase (Decrease) in Net Assets	(1,443,668)	(874,102)	(942,550)	(197,025)	(704,363)

Net Assets as of December 31, 2015:	$1,447,875	$3,817,728	$3,428,532	$879,192	$5,315,696

Investment Income:
Reinvested Dividends	27,251	69,278	60,385	—	18,689
Investment Expense:
Mortality and Expense Risk and Administrative Charges	10,491	33,252	22,779	5,495	31,020

Net Investment Income (Loss)	16,760	36,026	37,606	(5,495)	(12,331)
Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	73,292	—	—	55,560	102,152
Realized Gain (Loss) on Investments	(6,032)	311,928	72,498	(68,728)	350,176

Net Realized Capital Gains (Losses) on Investments	67,260	311,928	72,498	(13,168)	452,328
Net Change in Unrealized Appreciation (Depreciation)	267	81,862	(111,826)	(31,660)	(21,714)

Net Gain (Loss) on Investment	67,527	393,790	(39,328)	(44,828)	430,614
Net Increase (Decrease) in Net Assets Resulting from Operations	84,287	429,816	(1,722)	(50,323)	418,283

Increase (Decrease) in Net Assets from Contract Transactions	180,599	(792,878)	(118,602)	(269,401)	(1,129,784)

Total Increase (Decrease) in Net Assets	264,886	(363,062)	(120,324)	(319,724)	(711,501)

Net Assets as of December 31, 2016:	$1,712,761	$3,454,666	$3,308,208	$559,468	$4,604,195

See Accompanying Notes.

(1)	See Footnote 1

12

Transamerica Premier Life Insurance Company

Separate Account VA CC

Statement of Operations and Change in Net Assets

Years Ended December 31, 2015 and 2016, Except as Noted

	TA Managed Risk - Balanced ETF Initial Class Subaccount	TA Managed Risk - Growth ETF Initial Class Subaccount	TA MFS International Equity Initial Class Subaccount	TA Morgan Stanley Capital Growth Initial Class Subaccount	TA Multi-Managed Balanced Initial Class Subaccount
Net Assets as of December 31, 2014:	$778,486	$7,342,740	$2,537,421	$50,818	$3,035,908

Investment Income:
Reinvested Dividends	8,432	12,918	38,193	—	36,897
Investment Expense:
Mortality and Expense Risk and Administrative Charges	4,411	23,812	15,460	702	24,574

Net Investment Income (Loss)	4,021	(10,894)	22,733	(702)	12,323
Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	23,519	66,215	—	4,433	128,967
Realized Gain (Loss) on Investments	18,740	437,436	272,584	1,417	68,418

Net Realized Capital Gains (Losses) on Investments	42,259	503,651	272,584	5,850	197,385
Net Change in Unrealized Appreciation (Depreciation)	(49,119)	(253,348)	(271,705)	31	(218,522)

Net Gain (Loss) on Investment	(6,860)	250,303	879	5,881	(21,137)
Net Increase (Decrease) in Net Assets Resulting from Operations	(2,839)	239,409	23,612	5,179	(8,814)

Increase (Decrease) in Net Assets from Contract Transactions	(142,643)	(6,822,246)	(899,903)	(2,917)	(312,046)

Total Increase (Decrease) in Net Assets	(145,482)	(6,582,837)	(876,291)	2,262	(320,860)

Net Assets as of December 31, 2015:	$633,004	$759,903	$1,661,130	$53,080	$2,715,048

Investment Income:
Reinvested Dividends	11,705	12,891	23,582	—	25,986
Investment Expense:
Mortality and Expense Risk and Administrative Charges	3,535	4,157	10,040	680	22,537

Net Investment Income (Loss)	8,170	8,734	13,542	(680)	3,449
Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	5,032	—	11,801	7,694	87,987
Realized Gain (Loss) on Investments	(11,006)	(46,435)	32,116	288	835

Net Realized Capital Gains (Losses) on Investments	(5,974)	(46,435)	43,917	7,982	88,822
Net Change in Unrealized Appreciation (Depreciation)	16,604	63,261	(70,328)	(9,181)	61,610

Net Gain (Loss) on Investment	10,630	16,826	(26,411)	(1,199)	150,432
Net Increase (Decrease) in Net Assets Resulting from Operations	18,800	25,560	(12,869)	(1,879)	153,881

Increase (Decrease) in Net Assets from Contract Transactions	8,236	(318,006)	(59,005)	(334)	(419,126)

Total Increase (Decrease) in Net Assets	27,036	(292,446)	(71,874)	(2,213)	(265,245)

Net Assets as of December 31, 2016:	$660,040	$467,457	$1,589,256	$50,867	$2,449,803

See Accompanying Notes.

(1)	See Footnote 1

13

Transamerica Premier Life Insurance Company

Separate Account VA CC

Statement of Operations and Change in Net Assets

    Years Ended December 31, 2015 and 2016, Except as Noted

	TA PIMCO Total Return Initial Class Subaccount	TA Small/Mid Cap Value Initial Class Subaccount	TA T. Rowe Price Small Cap Initial Class Subaccount	TA TS&W International Equity Initial Class Subaccount	TA WMC US Growth Initial Class Subaccount
Net Assets as of December 31, 2014:	$39,100,813	$2,967,900	$9,566,769	$1,373,864	$5,238,138

Investment Income:
Reinvested Dividends	951,449	29,692	—	43,833	34,101
Investment Expense:
Mortality and Expense Risk and Administrative Charges	241,467	21,912	63,686	11,146	38,899

Net Investment Income (Loss)	709,982	7,780	(63,686)	32,687	(4,798)
Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	902,102	338,839	691,964	—	1,496,092
Realized Gain (Loss) on Investments	(132,345)	58,241	1,281,346	100,142	441,062

Net Realized Capital Gains (Losses) on Investments	769,757	397,080	1,973,310	100,142	1,937,154
Net Change in Unrealized Appreciation (Depreciation)	(1,413,022)	(498,262)	(1,759,940)	(118,802)	(1,618,190)

Net Gain (Loss) on Investment	(643,265)	(101,182)	213,370	(18,660)	318,964
Net Increase (Decrease) in Net Assets Resulting from Operations	66,717	(93,402)	149,684	14,027	314,166

Increase (Decrease) in Net Assets from Contract Transactions	(5,549,382)	(255,600)	(2,151,048)	(178,905)	(1,140,518)

Total Increase (Decrease) in Net Assets	(5,482,665)	(349,002)	(2,001,364)	(164,878)	(826,352)

Net Assets as of December 31, 2015:	$33,618,148	$2,618,898	$7,565,405	$1,208,986	$4,411,786

Investment Income:
Reinvested Dividends	816,046	20,295	—	30,251	16,140
Investment Expense:
Mortality and Expense Risk and Administrative Charges	221,358	19,293	56,020	8,341	33,013

Net Investment Income (Loss)	594,688	1,002	(56,020)	21,910	(16,873)
Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	27,045	261,648	1,069,558	—	166,769
Realized Gain (Loss) on Investments	(335,777)	(25,435)	280,450	26,390	43,617

Net Realized Capital Gains (Losses) on Investments	(308,732)	236,213	1,350,008	26,390	210,386
Net Change in Unrealized Appreciation (Depreciation)	390,111	239,796	(411,990)	(49,855)	(128,708)

Net Gain (Loss) on Investment	81,379	476,009	938,018	(23,465)	81,678
Net Increase (Decrease) in Net Assets Resulting from Operations	676,067	477,011	881,998	(1,555)	64,805

Increase (Decrease) in Net Assets from Contract Transactions	(1,101,700)	(205,607)	(5,407)	(269,072)	(537,746)

Total Increase (Decrease) in Net Assets	(425,633)	271,404	876,591	(270,627)	(472,941)

Net Assets as of December 31, 2016:	$33,192,515	$2,890,302	$8,441,996	$938,359	$3,938,845

See Accompanying Notes.

(1)	See Footnote 1

14

Transamerica Premier Life Insurance Company

Separate Account VA CC

Statement of Operations and Change in Net Assets

Years Ended December 31, 2015 and 2016, Except as Noted

	Vanguard® Equity Index Subaccount	Vanguard® International Subaccount	Vanguard® Mid-Cap Index Subaccount	Vanguard® REIT Index Subaccount	Vanguard® Short-Term Investment Grade Subaccount
Net Assets as of December 31, 2014:	$71,393,892	$13,203,309	$21,986,866	$30,357,960	$60,968,635

Investment Income:
Reinvested Dividends	1,145,364	242,786	248,853	515,049	1,103,577
Investment Expense:
Mortality and Expense Risk and Administrative Charges	454,539	103,405	147,286	185,052	373,452

Net Investment Income (Loss)	690,825	139,381	101,567	329,997	730,125
Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	2,097,486	199,431	1,115,197	974,694	11,204
Realized Gain (Loss) on Investments	8,187,685	920,635	1,421,488	1,869,098	(261,945)

Net Realized Capital Gains (Losses) on Investments	10,285,171	1,120,066	2,536,685	2,843,792	(250,741)
Net Change in Unrealized Appreciation (Depreciation)	(11,821,888)	(2,729,351)	(3,022,848)	(2,738,632)	(168,057)

Net Gain (Loss) on Investment	(1,536,717)	(1,609,285)	(486,163)	105,160	(418,798)
Net Increase (Decrease) in Net Assets Resulting from Operations	(845,892)	(1,469,904)	(384,596)	435,157	311,327

Increase (Decrease) in Net Assets from Contract Transactions	(7,103,222)	4,633,733	(1,822,089)	(3,963,828)	(7,249,222)

Total Increase (Decrease) in Net Assets	(7,949,114)	3,163,829	(2,206,685)	(3,528,671)	(6,937,895)

Net Assets as of December 31, 2015:	$63,444,778	$16,367,138	$19,780,181	$26,829,289	$54,030,740

Investment Income:
Reinvested Dividends	1,437,091	239,368	271,653	714,735	1,026,335
Investment Expense:
Mortality and Expense Risk and Administrative Charges	470,507	133,236	135,892	172,142	349,359

Net Investment Income (Loss)	966,584	106,132	135,761	542,593	676,976
Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	1,173,909	278,693	1,350,823	1,896,429	—
Realized Gain (Loss) on Investments	4,187,422	(258,217)	1,149,164	1,780,925	(58,777)

Net Realized Capital Gains (Losses) on Investments	5,361,331	20,476	2,499,987	3,677,354	(58,777)
Net Change in Unrealized Appreciation (Depreciation)	1,940,700	529,137	(655,138)	(2,233,503)	473,941

Net Gain (Loss) on Investment	7,302,031	549,613	1,844,849	1,443,851	415,164
Net Increase (Decrease) in Net Assets Resulting from Operations	8,268,615	655,745	1,980,610	1,986,444	1,092,140

Increase (Decrease) in Net Assets from Contract Transactions	10,421,022	7,825,956	(1,138,654)	(3,107,496)	(1,881,545)

Total Increase (Decrease) in Net Assets	18,689,637	8,481,701	841,956	(1,121,052)	(789,405)

Net Assets as of December 31, 2016:	$82,134,415	$24,848,839	$20,622,137	$25,708,237	$53,241,335

See Accompanying Notes.

(1)	See Footnote 1

15

Transamerica Premier Life Insurance Company

Separate Account VA CC

Statement of Operations and Change in Net Assets

Years Ended December 31, 2015 and 2016, Except as Noted

	Vanguard® Total Bond Market Index Subaccount	Wanger International Subaccount	Wanger USA Subaccount	WFVT Discovery Class 2 Shares Subaccount
Net Assets as of December 31, 2014:	$44,364,540	$5,904,162	$7,054,961	$—

Investment Income:
Reinvested Dividends	1,019,519	94,697	—	—
Investment Expense:
Mortality and Expense Risk and Administrative Charges	329,145	60,241	44,792	—

Net Investment Income (Loss)	690,374	34,456	(44,792)	—
Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	191,160	581,472	1,041,945	—
Realized Gain (Loss) on Investments	(139,347)	(186,368)	345,155	—

Net Realized Capital Gains (Losses) on Investments	51,813	395,104	1,387,100	—
Net Change in Unrealized Appreciation (Depreciation)	(994,465)	(512,059)	(1,371,421)	—

Net Gain (Loss) on Investment	(942,652)	(116,955)	15,679	—
Net Increase (Decrease) in Net Assets Resulting from Operations	(252,278)	(82,499)	(29,113)	—

Increase (Decrease) in Net Assets from Contract Transactions	17,578,133	192,822	(1,331,374)	—

Total Increase (Decrease) in Net Assets	17,325,855	110,323	(1,360,487)	—

Net Assets as of December 31, 2015:	$61,690,395	$6,014,485	$5,694,474	$—

Investment Income:
Reinvested Dividends	1,471,174	55,181	—	—
Investment Expense:
Mortality and Expense Risk and Administrative Charges	400,494	45,239	38,634	—

Net Investment Income (Loss)	1,070,680	9,942	(38,634)	—
Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	175,266	400,678	1,566,352	—
Realized Gain (Loss) on Investments	(23,792)	(508,806)	(101,318)	—

Net Realized Capital Gains (Losses) on Investments	151,474	(108,128)	1,465,034	—
Net Change in Unrealized Appreciation (Depreciation)	(177,192)	(12,159)	(728,027)	—

Net Gain (Loss) on Investment	(25,718)	(120,287)	737,007	—
Net Increase (Decrease) in Net Assets Resulting from Operations	1,044,962	(110,345)	698,373	—

Increase (Decrease) in Net Assets from Contract Transactions	8,832,307	(1,534,397)	(459,624)	—

Total Increase (Decrease) in Net Assets	9,877,269	(1,644,742)	238,749	—

Net Assets as of December 31, 2016:	$71,567,664	$4,369,743	$5,933,223	$—

See Accompanying Notes.

(1)	See Footnote 1

16

Transamerica Premier Life Insurance Company

Separate Account VA CC

Notes to Financial Statements

December 31, 2016

1. Organization

Separate Account VA CC (the Separate Account) is a segregated investment account of Transamerica Premier Life Insurance Company (TPLIC), an indirect wholly owned subsidiary of AEGON N.V., a holding company organized under the laws of The Netherlands.

The Separate Account is registered with the Securities and Exchange Commission as a Unit Investment Trust pursuant to provisions of the Investment Company Act of 1940. TPLIC and the Separate Account are regulated by the Securities and Exchange Commission. The assets and liabilities of the Separate Account are clearly identified and distinguished from TPLIC other assets and liabilities. The Separate Account consists of multiple investment subaccounts. Each subaccount invests exclusively in the corresponding portfolio of a Mutual Fund. Each Mutual Fund is registered as an open-end management investment company under the Investment Company Act of 1940, as amended. Activity in these specified investment subaccounts is available to contract owners of Advisor’s Edge Select® Variable Annuity, Advisor’s Edge® Variable Annuity, Dimensional Variable Annuity, Marqueesm Variable Annuity, Personal Manager® Variable Annuity, and Prismsm Variable Annuity.

Subaccount Investment by Mutual Fund:

Subaccount	Mutual Fund
AB Variable Products Series Fund, Inc.	AB Variable Products Series Fund, Inc.
AB Global Thematic Growth Class B Shares	AB Global Thematic Growth Portfolio Class B Shares
AB Growth Class B Shares	AB Growth Portfolio Class B Shares
AB Large Cap Growth Class B Shares	AB Large Cap Growth Portfolio Class B Shares
Calvert Variable Products, Inc.	Calvert Variable Products, Inc.
Calvert VP EAFE International Index Class I Shares	Calvert VP EAFE International Index PortfolioClass I Shares
Calvert Variable Series, Inc.	Calvert Variable Series, Inc.
Calvert VP SRI Balanced	Calvert VP SRI Balanced Portfolio
Calvert VP SRI Mid Cap	Calvert VP SRI Mid Cap Portfolio
Columbia Funds Variable Insurance Trust II	Columbia Funds Variable Insurance Trust II
Columbia—Mid Cap Growth Class 2 Shares	Columbia—Mid Cap Growth Fund Class 2 Shares
Columbia—Seligman Global Technology Class 2 Shares	Columbia—Seligman Global Technology Fund Class 2 Shares
Columbia Funds Variable Insurance Trust	Columbia Funds Variable Insurance Trust
Columbia—Small Company Growth Class 1 Shares	Columbia—Small Company Growth Fund Class 1 Shares
DFA Investment Dimensions Group, Inc.	DFA Investment Dimensions Group, Inc.
DFA VA Global Bond	DFA VA Global Bond Portfolio
DFA VA International Small	DFA VA International Small Portfolio
DFA VA International Value	DFA VA International Value Portfolio
DFA VA Short-Term Fixed	DFA VA Short-Term Fixed Portfolio
DFA VA U.S. Large Value	DFA VA U.S. Large Value Portfolio
DFA VA U.S. Targeted Value	DFA VA U.S. Targeted Value Portfolio
Dreyfus Variable Investments Fund	Dreyfus Variable Investments Fund
Dreyfus Socially Responsible Growth Initial Shares	Dreyfus Socially Responsible Growth Portfolio Initial Shares
Dreyfus Socially Responsible Growth Service Shares	Dreyfus Socially Responsible Growth Portfolio Service Shares
Dreyfus VIF Appreciation Service Shares	Dreyfus VIF Appreciation Portfolio Service Shares
Dreyfus VIF Growth and Income Initial Shares	Dreyfus VIF Growth and Income Portfolio Initial Shares
Dreyfus VIF Quality Bond Initial Shares	Dreyfus VIF Quality Bond Portfolio Initial Shares
Federated Insurance	Federated Insurance
Federated Fund for U.S. Government Securities II	Federated Fund for U.S. Government Securities II
Federated Government Money II Service Shares	Federated Government Money Fund II Service Shares
Federated High Income Bond II Primary Shares	Federated High Income Bond II Primary Shares
Federated Managed Tail Risk II Primary Shares	Federated Managed Tail Risk II Primary Shares

17

Transamerica Premier Life Insurance Company

Separate Account VA CC

Notes to Financial Statements

December 31, 2016

1. Organization (continued)

Subaccount Investment by Mutual Fund:

Subaccount	Mutual Fund
Federated Insurance	Federated Insurance
Federated Managed Volatility II	Federated Managed Volatility II
Fidelity® Variable Insurance Products Fund	Fidelity® Variable Insurance Products Fund
Fidelity® VIP Asset Manager Initial Class	Fidelity® VIP Asset Manager Portfolio Initial Class
Fidelity® VIP Contrafund® Initial Class	Fidelity® VIP Contrafund® Portfolio Initial Class
Fidelity® VIP Equity-Income Initial Class	Fidelity® VIP Equity-Income Portfolio Initial Class
Fidelity® VIP Government Money Market Initial Class	Fidelity® VIP Government Money Market Portfolio Initial Class
Fidelity® VIP Growth Initial Class	Fidelity® VIP Growth Portfolio Initial Class
Fidelity® VIP Mid Cap Initial Class	Fidelity® VIP Mid Cap Portfolio Initial Class
Fidelity® VIP Value Strategies Initial Class	Fidelity® VIP Value Strategies Portfolio Initial Class
Nationwide Variable Insurance Trust	Nationwide Variable Insurance Trust
NVIT Emerging Markets Class D Shares	NVIT Emerging Markets Fund Class D Shares
T. Rowe Price, Inc.	T. Rowe Price, Inc.
T. Rowe Price Equity Income Service Class	T. Rowe Price Equity Income Portfolio Service Class
T. Rowe Price International Stock	T. Rowe Price International Stock Portfolio
T. Rowe Price New America Growth	T. Rowe Price New America Growth Portfolio
Transamerica Series Trust	Transamerica Series Trust
TA Aegon Government Money Market Initial Class	Transamerica Aegon Government Money Market VP Initial Class
TA Asset Allocation—Conservative Initial Class	Transamerica Asset Allocation—Conservative VP Initial Class
TA Asset Allocation—Growth Initial Class	Transamerica Asset Allocation—Growth VP Initial Class
TA Asset Allocation—Moderate Initial Class	Transamerica Asset Allocation—Moderate VP Initial Class
TA Asset Allocation—Moderate Growth Initial Class	Transamerica Asset Allocation—Moderate Growth VP Initial Class
TA Barrow Hanley Dividend Focused Initial Class	Transamerica Barrow Hanley Dividend Focused VP Initial Class
TA Clarion Global Real Estate Securities Initial Class	Transamerica Clarion Global Real Estate Securities VP Initial Class
TA Janus Mid-Cap Growth Initial Class	Transamerica Janus Mid-Cap Growth VP Initial Class
TA JPMorgan Enhanced Index Initial Class	Transamerica JPMorgan Enhanced Index VP Initial Class
TA Managed Risk—Balanced ETF Initial Class	Transamerica Managed Risk—Balanced ETF VP Initial Class
TA Managed Risk—Growth ETF Initial Class	Transamerica Managed Risk—Growth ETF VP Initial Class
TA MFS International Equity Initial Class	Transamerica MFS International Equity VP Initial Class
TA Morgan Stanley Capital Growth Initial Class	Transamerica Morgan Stanley Capital Growth VP Initial Class
TA Multi-Managed Balanced Initial Class	Transamerica Multi-Managed Balanced VP Initial Class
TA PIMCO Total Return Initial Class	Transamerica PIMCO Total Return VP Initial Class
TA Small/Mid Cap Value Initial Class	Transamerica Small/Mid Cap Value VP Initial Class
TA T. Rowe Price Small Cap Initial Class	Transamerica T. Rowe Price Small Cap VP Initial Class
TA TS&W International Equity Initial Class	Transamerica TS&W International Equity VP Initial Class
TA WMC US Growth Initial Class	Transamerica WMC US Growth VP Initial Class
Vanguard® Variable Insurance Fund	Vanguard® Variable Insurance Fund
Vanguard® Equity Index	Vanguard® Equity Index Portfolio
Vanguard® International	Vanguard® International Portfolio
Vanguard® Mid-Cap Index	Vanguard® Mid-Cap Index Portfolio
Vanguard® REIT Index	Vanguard® REIT Index Portfolio
Vanguard® Short-Term Investment Grade	Vanguard® Short-Term Investment Grade Portfolio
Vanguard® Total Bond Market Index	Vanguard® Total Bond Market Index Portfolio

18

Transamerica Premier Life Insurance Company

Separate Account VA CC

Notes to Financial Statements

December 31, 2016

1. Organization (continued)

Subaccount Investment by Mutual Fund:

Subaccount	Mutual Fund
Wanger Advisors Trust	Wanger Advisors Trust
Wanger International	Wanger International
Wanger USA	Wanger USA
Wells Fargo Advantage Variable Trust	Wells Fargo Advantage Variable Trust
WFVT Discovery Class 2 Shares	WFVT Discovery Fund Class 2 Shares

Each period reported on reflects a full twelve month period except as follows:

Subaccount	Inception Date
NVIT Emerging Markets Class D Shares	August 4, 2016
TA Aegon Money Market Initial Class	September 3, 2013
Columbia—Mid Cap Growth Class 2 Shares	April 26, 2013

The following subaccount name changes were made effective during the fiscal year ended December 31, 2016:

Subaccount	Formerly
Calvert VP SRI Mid Cap	Calvert VP SRI Mid Cap Growth
Federated Government Money II Service Shares	Federated Prime Money II
TA Aegon Government Money Market Initial Class	TA Aegon Money Market Initial Class
TA Janus Mid-Cap Growth Initial Class	TA Morgan Stanley Mid-Cap Growth Initial Class
TA Small/Mid Cap Value Initial Class	TA Systematic Small/Mid Cap Value Initial Class

During the current year the following subaccounts were liquidated and subsequently reinvested:

Reinvested Subaccount	Liquidated Subaccount
NVIT Emerging Markets Class D Shares	NVIT Developing Markets Class II Shares

19

Transamerica Premier Life Insurance Company

Separate Account VA CC

Notes to Financial Statements

December 31, 2016

2. Summary of Significant Accounting Policies

The financial statements included herein have been prepared in accordance with U.S. generally accepted accounting principles (GAAP) for variable annuity separate accounts registered as unit investment trusts. The preparation of the financial statements in conformity with GAAP requires management to make estimates and assumptions regarding matters that affect the reported amount of assets and liabilities. Actual results could differ from those estimates.

Investments

Net purchase payments received by the Separate Account are invested in the portfolios of the Mutual Funds as selected by the contract owner. Investments are stated at the closing net asset values per share on December 31, 2016.

Realized capital gains and losses from sales of shares in the Separate Account are determined on the first-in, first-out basis. Investment transactions are accounted for on the trade date (date the order to buy or sell is executed) and dividend income is recorded on the ex-dividend date. Unrealized gains or losses from investments in the Mutual Funds are included in the Statements of Operations and Changes in Net Assets.

Dividend Income

Dividends received from the Mutual Fund investments are reinvested to purchase additional mutual fund shares.

Fair Value Measurements and Fair Value Hierarchy

The Accounting Standards Codification™ (ASC) 820 defines fair value, establishes a framework for measuring fair value, establishes a fair value hierarchy based on the nature of inputs used to measure fair value and enhances disclosure requirements for fair value measurements.

The Separate Account has categorized its financial instruments into a three level hierarchy which is based on the priority of the inputs to the valuation technique. The fair value hierarchy gives the highest priority to quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). If the inputs used to measure fair value fall within different levels of the hierarchy, the category level is based on the lowest priority level input that is significant to the fair value measurement of the instrument.

Financial assets and liabilities recorded at fair value on the Statements of Assets and Liabilities are categorized as follows:

Level 1. Unadjusted quoted prices for identical assets or liabilities in an active market.

Level 2. Quoted prices in markets that are not active or inputs that are observable either directly or indirectly for substantially the full term of the asset or liability. Level 2 inputs include the following:

a) Quoted prices for similar assets or liabilities in active markets

b) Quoted prices for identical or similar assets or liabilities in non-active markets

c) Inputs other than quoted market prices that are observable

d) Inputs that are derived principally from or corroborated by observable market data through correlation or other means.

Level 3. Prices or valuation techniques that require inputs that are both unobservable and significant to the overall fair value measurement. They reflect management’s own assumptions about the assumptions a market participant would use in pricing the asset or liability.

All investments in the Mutual Funds included in the Statements of Assets and Liabilities are stated at fair value and are based upon published closing NAV per share and therefore are considered Level 1.

There were no transfers between Level 1, Level 2 and Level 3 during the year ended December 31, 2016.

20

Transamerica Premier Life Insurance Company

Separate Account VA CC

Notes to Financial Statements

December 31, 2016

3. Investments

The aggregate cost of purchases and proceeds from sales of investments for the period ended December 31, 2016 were as follows:

Subaccount	Purchases	Sales
AB Global Thematic Growth Class B Shares	$—	$2,566
AB Growth Class B Shares	14,861	8,281
AB Large Cap Growth Class B Shares	4,425	461
Calvert VP EAFE International Index Class I Shares	43,257	114,905
Calvert VP SRI Balanced	148,137	161,153
Calvert VP SRI Mid Cap	633,634	315,009
Columbia—Mid Cap Growth Class 2 Shares	5,508	44,474
Columbia—Seligman Global Technology Class 2 Shares	47,279	6,074
Columbia—Small Company Growth Class 1 Shares	938,587	572,022
DFA VA Global Bond	8,390,090	12,877,124
DFA VA International Small	4,303,695	6,573,211
DFA VA International Value	8,618,343	13,635,877
DFA VA Short-Term Fixed	5,109,729	9,446,345
DFA VA U.S. Large Value	8,260,319	14,502,703
DFA VA U.S. Targeted Value	7,497,770	10,591,858
Dreyfus Socially Responsible Growth Initial Shares	419,892	387,683
Dreyfus Socially Responsible Growth Service Shares	23,126	13,487
Dreyfus VIF Appreciation Service Shares	11,306	4,829
Dreyfus VIF Growth and Income Initial Shares	207,110	51,164
Dreyfus VIF Quality Bond Initial Shares	47,683	72,511
Federated Fund for U.S. Government Securities II	3,401,812	2,736,835
Federated Government Money II Service Shares	15,315,273	40,075,191
Federated High Income Bond II Primary Shares	3,345,692	3,640,126
Federated Managed Tail Risk II Primary Shares	49,630	249,929
Federated Managed Volatility II	1,614,322	451,447
Fidelity® VIP Asset Manager Initial Class	38,078	54,003
Fidelity® VIP Contrafund® Initial Class	1,689,410	3,008,381
Fidelity® VIP Equity-Income Initial Class	188,575	173,160
Fidelity® VIP Government Money Market Initial Class	928,725	2,827,237
Fidelity® VIP Growth Initial Class	143,114	206,261
Fidelity® VIP Mid Cap Initial Class	292,198	430,614
Fidelity® VIP Value Strategies Initial Class	152,940	705,793
NVIT Emerging Markets Class D Shares	2,923,981	185,314
T. Rowe Price Equity Income Service Class	776,426	673,445
T. Rowe Price International Stock	33,428	45,580
T. Rowe Price New America Growth	94,716	142,478

21

Transamerica Premier Life Insurance Company

Separate Account VA CC

Notes to Financial Statements

December 31, 2016

3. Investments (continued)

Subaccount	Purchases	Sales
TA Aegon Government Money Market Initial Class	$2,140,184	$1,891,066
TA Asset Allocation—Conservative Initial Class	280,469	196,320
TA Asset Allocation—Growth Initial Class	56,821	379,379
TA Asset Allocation—Moderate Initial Class	574,328	226,301
TA Asset Allocation—Moderate Growth Initial Class	595,006	324,348
TA Barrow Hanley Dividend Focused Initial Class	514,927	1,271,772
TA Clarion Global Real Estate Securities Initial Class	513,129	594,133
TA Janus Mid-Cap Growth Initial Class	82,319	301,657
TA JPMorgan Enhanced Index Initial Class	388,241	1,428,212
TA Managed Risk—Balanced ETF Initial Class	125,957	104,519
TA Managed Risk—Growth ETF Initial Class	44,678	353,952
TA MFS International Equity Initial Class	101,898	135,561
TA Morgan Stanley Capital Growth Initial Class	7,694	1,015
TA Multi-Managed Balanced Initial Class	487,499	815,182
TA PIMCO Total Return Initial Class	5,851,720	6,331,772
TA Small/Mid Cap Value Initial Class	582,907	525,866
TA T. Rowe Price Small Cap Initial Class	3,271,496	2,263,364
TA TS&W International Equity Initial Class	97,488	344,648
TA WMC US Growth Initial Class	543,597	931,446
Vanguard® Equity Index	24,660,263	12,098,640
Vanguard® International	12,182,554	3,971,775
Vanguard® Mid-Cap Index	4,253,902	3,905,968
Vanguard® REIT Index	5,675,840	6,344,303
Vanguard® Short-Term Investment Grade	6,518,356	7,722,993
Vanguard® Total Bond Market Index	20,057,693	9,979,342
Wanger International	778,226	1,902,004
Wanger USA	2,041,429	973,338
WFVT Discovery Class 2 Shares	—	—

22

Transamerica Premier Life Insurance Company

Separate Account VA CC

Notes to Financial Statements

4. Change in Units

The change in units outstanding were as follows:

	Year Ended December 31, 2016			Year Ended December 31, 2015
Subaccount	Units Purchased	Units Redeemed and Transferred to/from	Net Increase (Decrease)	Units Purchased	Units Redeemed and Transferred to/from	Net Increase (Decrease)

AB Global Thematic Growth Class B Shares	—	(2,296)	(2,296)	—	(663)	(663)
AB Growth Class B Shares	—	(3,970)	(3,970)	—	(3,840)	(3,840)
AB Large Cap Growth Class B Shares	—	(134)	(134)	—	(9,442)	(9,442)
Calvert VP EAFE International Index Class I Shares	—	(91,165)	(91,165)	—	(294,048)	(294,048)
Calvert VP SRI Balanced	790	(4,036)	(3,246)	1,052	(13,167)	(12,115)
Calvert VP SRI Mid Cap	25	(6,049)	(6,024)	1,386	(6,720)	(5,334)
Columbia—Mid Cap Growth Class 2 Shares	4,216	(32,376)	(28,160)	25,075	(695)	24,380
Columbia—Seligman Global Technology Class 2 Shares	—	(2,184)	(2,184)	—	(15,482)	(15,482)
Columbia—Small Company Growth Class 1 Shares	337,669	(283,701)	53,968	82,263	(91,420)	(9,157)
DFA VA Global Bond	4,185,640	(7,681,327)	(3,495,687)	5,058,379	(9,549,707)	(4,491,328)
DFA VA International Small	890,327	(2,067,243)	(1,176,916)	662,479	(4,065,637)	(3,403,158)
DFA VA International Value	3,474,577	(6,473,898)	(2,999,321)	3,299,122	(5,217,852)	(1,918,730)
DFA VA Short-Term Fixed	3,559,028	(7,182,651)	(3,623,623)	4,835,150	(11,900,623)	(7,065,473)
DFA VA U.S. Large Value	2,207,849	(5,410,702)	(3,202,853)	2,253,097	(8,453,217)	(6,200,120)
DFA VA U.S. Targeted Value	1,542,652	(3,292,195)	(1,749,543)	1,697,186	(3,751,978)	(2,054,792)
Dreyfus Socially Responsible Growth Initial Shares	5,253	(9,893)	(4,640)	3,894	(1,103)	2,791
Dreyfus Socially Responsible Growth Service Shares	—	(8,298)	(8,298)	—	(2,368)	(2,368)
Dreyfus VIF Appreciation Service Shares	—	(2,301)	(2,301)	—	(2,011)	(2,011)
Dreyfus VIF Growth and Income Initial Shares	2,077	(1,003)	1,074	556	(271)	285
Dreyfus VIF Quality Bond Initial Shares	1,947	(2,960)	(1,013)	—	(2,580)	(2,580)
Federated Fund for U.S. Government Securities II	1,991,019	(1,673,649)	317,370	435,366	(545,214)	(109,848)
Federated Government Money II Service Shares	13,114,518	(35,512,800)	(22,398,282)	36,374,967	(18,225,918)	18,149,049
Federated High Income Bond II Primary Shares	1,275,336	(1,605,374)	(330,038)	1,018,531	(1,998,923)	(980,392)
Federated Managed Tail Risk II Primary Shares	29,095	(216,385)	(187,290)	25,780	(56,967)	(31,187)
Federated Managed Volatility II	862,574	(248,171)	614,403	28,986	(514,151)	(485,165)
Fidelity® VIP Asset Manager Initial Class	—	(1,597)	(1,597)	—	(3,667)	(3,667)
Fidelity® VIP Contrafund® Initial Class	434,367	(1,714,728)	(1,280,361)	551,028	(1,175,841)	(624,813)

23

Transamerica Premier Life Insurance Company

Separate Account VA CC

Notes to Financial Statements

4. Change in Units (continued)

	Year Ended December 31, 2016			Year Ended December 31, 2015
		Units Redeemed			Units Redeemed
		and Transferred	Net Increase		and Transferred	Net Increase
Subaccount	Units Purchased	to/from	(Decrease)	Units Purchased	to/from	(Decrease)
Fidelity® VIP Equity-Income Initial Class	1,981	(4,231)	(2,250)	1,054	(5,104)	(4,050)
Fidelity® VIP Government Money Market Initial Class	62,961	(186,926)	(123,965)	5,396	(28,467)	(23,071)
Fidelity® VIP Growth Initial Class	—	(4,454)	(4,454)	2,785	(7,189)	(4,404)
Fidelity® VIP Mid Cap Initial Class	59,475	(145,412)	(85,937)	148,297	(273,116)	(124,819)
Fidelity® VIP Value Strategies Initial Class	73,704	(341,615)	(267,911)	100,665	(118,794)	(18,129)
NVIT Emerging Markets Class D Shares	284,479	(17,488)	266,991	—	—	—
T. Rowe Price Equity Income Service Class	13,669	(14,126)	(457)	1,123	(5,285)	(4,162)
T. Rowe Price International Stock	794	(2,166)	(1,372)	—	(5,082)	(5,082)
T. Rowe Price New America Growth	797	(2,845)	(2,048)	612	(2,309)	(1,697)
TA Aegon Government Money Market Initial Class	2,189,695	(1,916,351)	273,344	1,695,353	(1,761,420)	(66,067)
TA Asset Allocation—Conservative Initial Class	138,064	(111,187)	26,877	129,116	(603,137)	(474,021)
TA Asset Allocation—Growth Initial Class	18,464	(193,017)	(174,553)	976,996	(7,251,770)	(6,274,774)
TA Asset Allocation—Moderate Initial Class	264,766	(116,101)	148,665	439,081	(1,009,048)	(569,967)
TA Asset Allocation—Moderate Growth Initial Class	249,742	(172,541)	77,201	1,226,578	(1,982,840)	(756,262)
TA Barrow Hanley Dividend Focused Initial Class	243,179	(717,104)	(473,925)	221,788	(610,356)	(388,568)
TA Clarion Global Real Estate Securities Initial Class	133,043	(171,679)	(38,636)	238,967	(257,365)	(18,398)
TA Janus Mid-Cap Growth Initial Class	17,576	(189,719)	(172,143)	21,866	(102,972)	(81,106)
TA JPMorgan Enhanced Index Initial Class	120,911	(512,766)	(391,855)	195,735	(441,084)	(245,349)
TA Managed Risk—Balanced ETF Initial Class	82,361	(77,915)	4,446	819,903	(919,394)	(99,491)
TA Managed Risk—Growth ETF Initial Class	24,412	(263,701)	(239,289)	4,268,330	(9,120,925)	(4,852,595)
TA MFS International Equity Initial Class	39,506	(74,192)	(34,686)	42,522	(508,263)	(465,741)
TA Morgan Stanley Capital Growth Initial Class	—	(140)	(140)	—	(1,243)	(1,243)
TA Multi-Managed Balanced Initial Class	214,897	(467,263)	(252,366)	199,948	(380,338)	(180,390)
TA PIMCO Total Return Initial Class	2,864,948	(3,562,233)	(697,285)	2,409,412	(5,582,550)	(3,173,138)
TA Small/Mid Cap Value Initial Class	98,545	(144,011)	(45,466)	110,710	(143,832)	(33,122)
TA T. Rowe Price Small Cap Initial Class	1,034,448	(1,020,922)	13,526	869,738	(1,877,940)	(1,008,202)
TA TS&W International Equity Initial Class	34,140	(185,805)	(151,665)	170,088	(212,321)	(42,233)

24

Transamerica Premier Life Insurance Company

Separate Account VA CC

Notes to Financial Statements

4. Change in Units (continued)

	Year Ended December 31, 2016			Year Ended December 31, 2015
Subaccount	Units Purchased	Units Redeemed and Transferred to/from	Net Increase (Decrease)	Units Purchased	Units Redeemed and Transferred to/from	Net Increase (Decrease)
TA WMC US Growth Initial Class	164,757	(424,811)	(260,054)	93,935	(632,614)	(538,679)
Vanguard® Equity Index	9,854,434	(5,087,680)	4,766,754	8,363,914	(12,189,342)	(3,825,428)
Vanguard® International	10,657,254	(3,371,327)	7,285,927	10,506,764	(7,518,347)	2,988,417
Vanguard® Mid-Cap Index	935,565	(1,346,593)	(411,028)	659,037	(1,315,183)	(656,146)
Vanguard® REIT Index	889,996	(1,788,770)	(898,774)	701,519	(1,942,390)	(1,240,871)
Vanguard® Short-Term Investment Grade	3,803,723	(5,181,884)	(1,378,161)	8,226,157	(13,295,720)	(5,069,563)
Vanguard® Total Bond Market Index	11,083,543	(5,850,042)	5,233,501	16,450,832	(5,572,310)	10,878,522
Wanger International	106,543	(551,014)	(444,471)	526,492	(433,577)	92,915
Wanger USA	179,331	(305,379)	(126,048)	73,326	(468,432)	(395,106)
WFVT Discovery Class 2 Shares	—	—	—	—	—	—

25

Transamerica Premier Life Insurance Company

Separate Account VA CC

Notes to Financial Statements

4. Change in Unit Dollars (continued)

	Year Ended December 31, 2016			Year Ended December 31, 2015
Subaccount	Units Purchased in Dollars	Units Redeemed and Transferred to/from in Dollars	Dollar Net Increase (Decrease)	Units Purchased in Dollars	Units Redeemed and Transferred to/from in Dollars	Dollar Net Increase (Decrease)
AB Global Thematic Growth Class B Shares	$—	$(2,376)	$(2,376)	$—	$(658)	$(658)
AB Growth Class B Shares	—	(7,030)	(7,030)	—	(6,631)	(6,631)
AB Large Cap Growth Class B Shares	—	(230)	(230)	—	(14,851)	(14,851)
Calvert VP EAFE International Index Class I Shares	—	(98,253)	(98,253)	—	(360,278)	(360,278)
Calvert VP SRI Balanced	25,653	(129,258)	(103,605)	35,045	(427,698)	(392,653)
Calvert VP SRI Mid Cap	1,152	(266,078)	(264,926)	70,370	(321,422)	(251,052)
Columbia—Mid Cap Growth Class 2 Shares	5,511	(43,511)	(38,000)	33,317	(961)	32,356
Columbia—Seligman Global Technology Class 2 Shares	—	(4,898)	(4,898)	—	(30,881)	(30,881)
Columbia—Small Company Growth Class 1 Shares	618,144	(560,412)	57,732	237,944	(266,414)	(28,470)
DFA VA Global Bond	6,835,949	(12,532,932)	(5,696,983)	8,347,179	(16,595,856)	(8,248,677)
DFA VA International Small	3,020,843	(6,372,009)	(3,351,166)	2,141,956	(13,077,289)	(10,935,333)
DFA VA International Value	7,083,793	(13,432,772)	(6,348,979)	7,498,649	(12,573,922)	(5,075,273)
DFA VA Short-Term Fixed	4,844,948	(9,192,400)	(4,347,452)	14,986,797	(25,638,848)	(10,652,051)
DFA VA U.S. Large Value	5,755,757	(14,055,844)	(8,300,087)	5,755,836	(23,896,870)	(18,141,034)
DFA VA U.S. Targeted Value	4,365,696	(10,274,514)	(5,908,818)	4,972,873	(12,592,999)	(7,620,126)
Dreyfus Socially Responsible Growth Initial Shares	210,330	(368,093)	(157,763)	158,862	(37,413)	121,449
Dreyfus Socially Responsible Growth Service Shares	—	(12,247)	(12,247)	—	(3,805)	(3,805)
Dreyfus VIF Appreciation Service Shares	—	(4,215)	(4,215)	—	(3,623)	(3,623)
Dreyfus VIF Growth and Income Initial Shares	72,390	(37,478)	34,912	20,882	(10,743)	10,139
Dreyfus VIF Quality Bond Initial Shares	44,144	(69,805)	(25,661)	—	(59,006)	(59,006)
Federated Fund for U.S. Government Securities II	3,217,758	(2,691,660)	526,098	766,788	(1,067,659)	(300,871)
Federated Government Money II Service Shares	15,343,306	(39,956,084)	(24,612,778)	42,168,401	(22,117,713)	20,050,688
Federated High Income Bond II Primary Shares	2,926,299	(3,598,377)	(672,078)	2,214,825	(5,205,541)	(2,990,716)
Federated Managed Tail Risk II Primary Shares	32,340	(241,559)	(209,219)	31,484	(70,890)	(39,406)
Federated Managed Volatility II	1,567,089	(443,507)	1,123,582	58,631	(1,008,174)	(949,543)
Fidelity® VIP Asset Manager Initial Class	—	(45,072)	(45,072)	—	(104,193)	(104,193)
Fidelity® VIP Contrafund® Initial Class	765,857	(2,942,767)	(2,176,910)	981,851	(2,108,713)	(1,126,862)

26

Transamerica Premier Life Insurance Company

Separate Account VA CC

Notes to Financial Statements

4. Change in Unit Dollars (continued)

	Year Ended December 31, 2016			Year Ended December 31, 2015
Subaccount	Units Purchased in Dollars	Units Redeemed and Transferred to/from in Dollars	Dollar Net Increase (Decrease)	Units Purchased in Dollars	Units Redeemed and Transferred to/from in Dollars	Dollar Net Increase (Decrease)
Fidelity® VIP Equity-Income Initial Class	$75,014	$(154,510)	$(79,496)	$39,391	$(197,815)	$(158,424)
Fidelity® VIP Government Money Market Initial Class	926,242	(2,811,443)	(1,885,201)	73,221	(405,043)	(331,822)
Fidelity® VIP Growth Initial Class	—	(186,622)	(186,622)	114,946	(315,397)	(200,451)
Fidelity® VIP Mid Cap Initial Class	170,072	(420,205)	(250,133)	441,082	(801,802)	(360,720)
Fidelity® VIP Value Strategies Initial Class	143,801	(698,499)	(554,698)	220,838	(256,258)	(35,420)
NVIT Emerging Markets Class D Shares	2,901,317	(178,150)	2,723,167	—	—	—
T. Rowe Price Equity Income Service Class	632,281	(656,859)	(24,578)	49,489	(241,680)	(192,191)
T. Rowe Price International Stock	13,139	(39,652)	(26,513)	—	(96,616)	(96,616)
T. Rowe Price New America Growth	33,774	(125,912)	(92,138)	26,818	(110,294)	(83,476)
TA Aegon Government Money Market Initial Class	2,140,994	(1,872,844)	268,150	1,670,209	(1,734,423)	(64,214)
TA Asset Allocation—Conservative Initial Class	229,447	(188,298)	41,149	230,540	(1,069,536)	(838,996)
TA Asset Allocation—Growth Initial Class	35,887	(373,164)	(337,277)	1,892,000	(14,169,785)	(12,277,785)
TA Asset Allocation—Moderate Initial Class	479,727	(210,826)	268,901	804,525	(1,805,397)	(1,000,872)
TA Asset Allocation—Moderate Growth Initial Class	494,518	(313,919)	180,599	2,433,403	(3,873,183)	(1,439,780)
TA Barrow Hanley Dividend Focused Initial Class	446,661	(1,239,539)	(792,878)	392,806	(1,083,271)	(690,465)
TA Clarion Global Real Estate Securities Initial Class	454,762	(573,364)	(118,602)	851,204	(1,736,654)	(885,450)
TA Janus Mid-Cap Growth Initial Class	26,821	(296,222)	(269,401)	38,342	(186,659)	(148,317)
TA JPMorgan Enhanced Index Initial Class	268,568	(1,398,352)	(1,129,784)	613,492	(1,273,593)	(660,101)
TA Managed Risk—Balanced ETF Initial Class	109,344	(101,108)	8,236	1,100,163	(1,242,806)	(142,643)
TA Managed Risk—Growth ETF Initial Class	31,965	(349,971)	(318,006)	5,862,221	(12,684,467)	(6,822,246)
TA MFS International Equity Initial Class	66,902	(125,907)	(59,005)	83,052	(982,955)	(899,903)
TA Morgan Stanley Capital Growth Initial Class	—	(334)	(334)	—	(2,917)	(2,917)
TA Multi-Managed Balanced Initial Class	374,048	(793,174)	(419,126)	338,982	(651,028)	(312,046)
TA PIMCO Total Return Initial Class	5,057,725	(6,159,425)	(1,101,700)	4,138,745	(9,688,127)	(5,549,382)
TA Small/Mid Cap Value Initial Class	301,802	(507,409)	(205,607)	425,038	(680,638)	(255,600)
TA T. Rowe Price Small Cap Initial Class	2,211,809	(2,217,216)	(5,407)	2,001,426	(4,152,474)	(2,151,048)
TA TS&W International Equity Initial Class	67,562	(336,634)	(269,072)	309,996	(488,901)	(178,905)

27

Transamerica Premier Life Insurance Company

Separate Account VA CC

Notes to Financial Statements

4. Change in Unit Dollars (continued)

	Year Ended December 31, 2016			Year Ended December 31, 2015
Subaccount	Units Purchased in Dollars	Units Redeemed and Transferred to/from in Dollars	Dollar Net Increase (Decrease)	Units Purchased in Dollars	Units Redeemed and Transferred to/from in Dollars	Dollar Net Increase (Decrease)
TA WMC US Growth Initial Class	$361,855	$(899,601)	$(537,746)	$203,488	$(1,344,006)	$(1,140,518)
Vanguard® Equity Index	22,177,158	(11,756,136)	10,421,022	18,767,866	(25,871,088)	(7,103,222)
Vanguard® International	11,712,884	(3,886,928)	7,825,956	12,817,359	(8,183,626)	4,633,733
Vanguard® Mid-Cap Index	2,662,226	(3,800,880)	(1,138,654)	1,933,668	(3,755,757)	(1,822,089)
Vanguard® REIT Index	3,109,101	(6,216,597)	(3,107,496)	2,203,972	(6,167,800)	(3,963,828)
Vanguard® Short-Term Investment Grade	5,607,926	(7,489,471)	(1,881,545)	11,790,703	(19,039,925)	(7,249,222)
Vanguard® Total Bond Market Index	18,572,822	(9,740,515)	8,832,307	26,532,847	(8,954,714)	17,578,133
Wanger International	326,262	(1,860,659)	(1,534,397)	1,643,602	(1,450,780)	192,822
Wanger USA	478,958	(938,582)	(459,624)	241,612	(1,572,986)	(1,331,374)
WFVT Discovery Class 2 Shares	—	—	—	—	—	—

28

Transamerica Premier Life Insurance Company

Separate Account VA CC

Notes to Financial Statements

December 31, 2016

5. Financial Highlights

The Separate Account offers various death benefit options, which have differing fees that are charged against the contract owner’s account balance. These charges are discussed in more detail in the individual’s policy. Differences in the fee structures for these units result in different unit values, expense ratios, and total returns.

	At December 31					For the Year Ended December 31
		Unit Fair Value					Expense			Total Return***
		Corresponding to				Investment	Ratio**			Corresponding to
		Lowest to Highest			Net	Income	Lowest to			Lowest to Highest
Subaccount	Units	Expense Ratio			Assets	Ratio*	Highest			Expense Ratio
AB Global Thematic Growth Class B Shares
12/31/2016	19,587	$1.51	to	$0.92	$20,065	—%	0.55%	to	1.60%	(1.42)%	to	(2.43)%
12/31/2015	21,883	1.53	to	0.95	22,844	—	0.55	to	1.60	2.09	to	1.03
12/31/2014	22,546	1.50	to	0.94	23,094	—	0.55	to	1.60	4.23	to	3.16
12/31/2013	23,248	1.44	to	0.91	22,890	0.02	0.55	to	1.60	22.25	to	20.99
12/31/2012	31,534	1.18	to	0.75	25,037	—	0.55	to	1.60	12.62	to	11.45
AB Growth Class B Shares
12/31/2016	68,238	2.10	to	1.65	122,717	—	0.55	to	1.60	0.30	to	(0.73)
12/31/2015	72,208	2.09	to	1.66	130,044	—	0.55	to	1.60	8.22	to	7.11
12/31/2014	76,048	1.93	to	1.55	127,018	—	0.55	to	1.60	12.35	to	11.19
12/31/2013	78,814	1.72	to	1.39	117,653	0.03	0.55	to	1.60	32.99	to	31.62
12/31/2012	81,370	1.29	to	1.06	91,699	—	0.55	to	1.60	12.96	to	11.78
AB Large Cap Growth Class B Shares
12/31/2016	20,582	2.39	to	1.59	37,913	—	0.55	to	1.60	1.80	to	0.75
12/31/2015	20,716	2.34	to	1.57	37,513	—	0.55	to	1.60	10.25	to	9.11
12/31/2014	30,158	2.13	to	1.44	47,970	—	0.55	to	1.60	13.22	to	12.05
12/31/2013	30,497	1.88	to	1.29	42,981	—	0.55	to	1.60	36.25	to	34.84
12/31/2012	30,840	1.38	to	0.95	32,000	0.03	0.55	to	1.60	16.06	to	14.86
Calvert VP EAFE International Index Class I Shares
12/31/2016	1,287,986	1.16	to	1.12	1,467,078	2.92	0.80	to	1.40	(0.34)	to	(0.93)
12/31/2015	1,379,151	1.17	to	1.13	1,580,081	0.24	0.80	to	1.40	(2.39)	to	(2.97)
12/31/2014	1,673,199	1.20	to	1.16	1,973,055	2.37	0.80	to	1.40	(7.18)	to	(7.73)
12/31/2013	2,016,068	1.29	to	1.26	2,566,485	2.26	0.80	to	1.40	19.78	to	19.07
12/31/2012	2,305,301	1.08	to	1.06	2,456,966	2.32	0.80	to	1.40	16.38	to	15.69
Calvert VP SRI Balanced
12/31/2016	79,135	37.55	to	32.59	2,671,779	1.86	0.80	to	1.40	7.00	to	6.37
12/31/2015	82,381	35.09	to	30.63	2,608,813	0.11	0.80	to	1.40	(2.97)	to	(3.54)
12/31/2014	94,496	36.17	to	31.76	3,093,198	1.55	0.80	to	1.40	8.73	to	8.09
12/31/2013	104,444	33.26	to	29.38	3,158,876	1.01	0.80	to	1.40	17.07	to	16.37
12/31/2012	121,301	28.41	to	25.25	3,145,377	1.05	0.80	to	1.40	9.63	to	8.98
Calvert VP SRI Mid Cap
12/31/2016	98,464	51.53	to	44.74	4,733,798	—	0.80	to	1.40	6.39	to	5.76
12/31/2015	104,488	48.43	to	42.30	4,727,527	—	0.80	to	1.40	(4.05)	to	(4.61)
12/31/2014	109,822	50.47	to	44.35	5,177,641	—	0.80	to	1.40	7.23	to	6.60
12/31/2013	129,039	47.07	to	41.61	5,667,178	—	0.80	to	1.40	28.87	to	28.11
12/31/2012	158,210	36.52	to	32.48	5,377,254	—	0.80	to	1.40	15.82	to	15.13
Columbia—Mid Cap Growth Class 2 Shares
12/31/2016	100,326	1.36	to	1.31	136,379	—	0.55	to	1.60	1.47	to	0.42
12/31/2015	128,486	1.34	to	1.31	172,379	—	0.55	to	1.60	4.79	to	3.71
12/31/2014	104,106	1.28	to	1.26	133,345	—	0.55	to	1.60	6.56	to	5.45
12/31/2013(1)	114,538	1.20	to	1.15	137,804	—	0.55	to	1.85	—	to	—
Columbia—Seligman Global Technology Class 2 Shares
12/31/2016	59,186	3.34	to	2.31	154,501	—	0.55	to	1.60	18.36	to	17.15
12/31/2015	61,370	2.82	to	1.97	135,825	—	0.55	to	1.60	9.21	to	8.09
12/31/2014	76,852	2.59	to	1.82	153,588	—	0.55	to	1.60	24.43	to	23.15
12/31/2013	92,675	2.08	to	1.48	150,163	—	0.55	to	1.60	24.79	to	23.51
12/31/2012	111,334	1.66	to	1.20	144,547	—	0.55	to	1.60	6.44	to	5.34

29

Transamerica Premier Life Insurance Company

Separate Account VA CC

Notes to Financial Statements

December 31, 2016

5. Financial Highlights (continued)

	At December 31					For the Year Ended December 31
		Unit Fair Value					Expense			Total Return***
		Corresponding to				Investment	Ratio**			Corresponding to
		Lowest to Highest			Net	Income	Lowest to			Lowest to Highest
Subaccount	Units	Expense Ratio			Assets	Ratio*	Highest			Expense Ratio
Columbia—Small Company Growth Class 1 Shares
12/31/2016	540,466	$2.09	to	$1.91	$1,616,326	—%	0.55%	to	1.60%	12.13%	to	10.97%
12/31/2015	486,498	1.86	to	1.72	1,377,089	—	0.55	to	1.60	3.26	to	2.19
12/31/2014	495,655	1.80	to	1.68	1,360,513	—	0.55	to	1.60	(5.16)	to	(6.14)
12/31/2013	584,735	1.90	to	1.79	1,639,898	0.11	0.55	to	1.60	39.70	to	38.26
12/31/2012	735,111	1.36	to	1.30	1,397,209	—	0.55	to	1.60	11.39	to	10.23
DFA VA Global Bond
12/31/2016	48,132,557	1.43	to	1.25	77,125,927	1.63	0.55	to	1.45	1.17	to	0.28
12/31/2015	51,628,244	1.42	to	1.25	81,880,901	1.48	0.55	to	1.45	0.99	to	0.10
12/31/2014	56,119,572	1.40	to	1.25	89,319,040	2.08	0.55	to	1.45	2.32	to	1.41
12/31/2013	58,155,258	1.37	to	1.23	91,941,193	0.45	0.55	to	1.45	(0.90)	to	(1.78)
12/31/2012	59,578,117	1.38	to	1.25	95,188,014	1.55	0.55	to	1.45	4.28	to	3.35
DFA VA International Small
12/31/2016	13,572,199	2.45	to	1.83	43,477,023	2.32	0.55	to	1.45	5.65	to	4.72
12/31/2015	14,749,115	2.32	to	1.75	44,465,833	1.87	0.55	to	1.45	5.23	to	4.30
12/31/2014	18,152,273	2.21	to	1.68	52,534,617	1.92	0.55	to	1.45	(6.29)	to	(7.13)
12/31/2013	20,129,515	2.36	to	1.81	63,092,518	2.26	0.55	to	1.45	26.37	to	25.26
12/31/2012	22,272,183	1.86	to	1.44	56,499,154	2.50	0.55	to	1.45	18.76	to	17.70
DFA VA International Value
12/31/2016	23,918,593	1.80	to	1.36	53,239,610	3.14	0.55	to	1.45	8.51	to	7.55
12/31/2015	26,917,914	1.66	to	1.27	55,132,142	2.83	0.55	to	1.45	(7.47)	to	(8.29)
12/31/2014	28,836,644	1.79	to	1.38	64,510,480	3.70	0.55	to	1.45	(7.67)	to	(8.49)
12/31/2013	30,671,077	1.94	to	1.51	75,307,549	2.57	0.55	to	1.45	20.99	to	19.91
12/31/2012	32,550,474	1.60	to	1.26	67,360,722	3.23	0.55	to	1.45	16.34	to	15.31
DFA VA Short-Term Fixed
12/31/2016	45,863,154	1.16	to	1.04	58,469,636	0.67	0.55	to	1.45	0.24	to	(0.65)
12/31/2015	49,486,777	1.16	to	1.04	62,731,118	0.28	0.55	to	1.45	(0.24)	to	(1.13)
12/31/2014	56,552,250	1.16	to	1.06	73,609,757	0.18	0.55	to	1.45	(0.39)	to	(1.29)
12/31/2013	59,881,109	1.16	to	1.07	79,692,472	0.27	0.55	to	1.45	(0.30)	to	(1.18)
12/31/2012	56,296,221	1.17	to	1.08	76,829,746	0.39	0.55	to	1.45	0.28	to	(0.61)
DFA VA U.S. Large Value
12/31/2016	35,430,118	2.67	to	2.14	104,214,895	1.98	0.55	to	1.45	18.23	to	17.18
12/31/2015	38,632,971	2.26	to	1.82	95,884,978	1.91	0.55	to	1.45	(3.94)	to	(4.79)
12/31/2014	44,833,091	2.35	to	1.91	118,055,471	1.77	0.55	to	1.45	8.49	to	7.52
12/31/2013	49,765,463	2.17	to	1.78	122,029,523	1.48	0.55	to	1.45	40.05	to	38.81
12/31/2012	56,216,245	1.55	to	1.28	99,613,756	1.84	0.55	to	1.45	21.27	to	20.19
DFA VA U.S. Targeted Value
12/31/2016	21,375,431	2.61	to	2.18	73,942,820	1.08	0.55	to	1.45	26.79	to	25.67
12/31/2015	23,124,974	2.06	to	1.74	63,497,941	1.22	0.55	to	1.45	(5.75)	to	(6.58)
12/31/2014	25,179,766	2.19	to	1.86	75,110,140	0.88	0.55	to	1.45	3.14	to	2.22
12/31/2013	29,402,841	2.12	to	1.82	86,172,777	0.79	0.55	to	1.45	43.83	to	42.56
12/31/2012	33,414,577	1.47	to	1.28	69,755,536	1.45	0.55	to	1.45	19.45	to	18.39
Dreyfus Socially Responsible Growth Initial Shares
12/31/2016	49,167	42.14	to	35.04	1,921,722	1.28	0.80	to	1.40	9.50	to	8.85
12/31/2015	53,807	38.49	to	32.19	1,909,388	1.03	0.80	to	1.40	(3.96)	to	(4.53)
12/31/2014	51,016	40.08	to	33.72	1,875,188	1.05	0.80	to	1.40	12.55	to	11.89
12/31/2013	55,328	35.61	to	30.14	1,805,792	1.26	0.80	to	1.40	33.28	to	32.49
12/31/2012	61,635	26.72	to	22.75	1,501,551	0.81	0.80	to	1.40	11.08	to	10.42
Dreyfus Socially Responsible Growth Service Shares
12/31/2016	121,727	2.16	to	1.47	231,369	1.01	0.55	to	1.60	9.48	to	8.35
12/31/2015	130,025	1.98	to	1.36	224,434	0.80	0.55	to	1.60	(3.94)	to	(4.94)
12/31/2014	132,393	2.06	to	1.43	237,591	0.84	0.55	to	1.60	12.51	to	11.35
12/31/2013	142,119	1.83	to	1.28	229,006	1.11	0.55	to	1.60	33.26	to	31.89
12/31/2012	183,778	1.37	to	0.97	220,554	0.66	0.55	to	1.60	11.08	to	9.93

30

Transamerica Premier Life Insurance Company

Separate Account VA CC

Notes to Financial Statements

December 31, 2016

5. Financial Highlights (continued)

	At December 31					For the Year Ended December 31
		Unit Fair Value					Expense			Total Return***
		Corresponding to				Investment	Ratio**			Corresponding to
		Lowest to Highest			Net	Income	Lowest to			Lowest to Highest
Subaccount	Units	Expense Ratio			Assets	Ratio*	Highest			Expense Ratio
Dreyfus VIF Appreciation Service Shares
12/31/2016	38,116	$2.00	to	$1.65	$70,624	1.39%	0.55%	to	1.60%	7.05%	to	5.94%
12/31/2015	40,417	1.87	to	1.56	70,401	1.46	0.55	to	1.60	(3.25)	to	(4.25)
12/31/2014	42,428	1.93	to	1.63	76,762	1.62	0.55	to	1.60	7.24	to	6.13
12/31/2013	46,198	1.80	to	1.53	78,409	1.64	0.55	to	1.60	20.17	to	18.92
12/31/2012	59,530	1.50	to	1.29	84,776	3.22	0.55	to	1.60	9.53	to	8.40
Dreyfus VIF Growth and Income Initial Shares
12/31/2016	26,278	50.03	to	42.57	1,147,086	1.23	0.80	to	1.40	9.16	to	8.52
12/31/2015	25,204	45.83	to	39.23	1,013,880	0.86	0.80	to	1.40	0.78	to	0.18
12/31/2014	24,919	45.48	to	39.16	999,865	0.78	0.80	to	1.40	9.20	to	8.56
12/31/2013	26,338	41.65	to	36.07	971,301	0.89	0.80	to	1.40	35.70	to	34.90
12/31/2012	27,670	30.69	to	26.74	754,965	1.39	0.80	to	1.40	17.13	to	16.43
Dreyfus VIF Quality Bond Initial Shares
12/31/2016	8,153	26.47	to	22.63	185,023	1.77	0.80	to	1.40	0.72	to	0.12
12/31/2015	9,166	26.28	to	22.60	209,949	2.05	0.80	to	1.40	(2.43)	to	(3.01)
12/31/2014	11,746	26.94	to	23.30	276,463	2.15	0.80	to	1.40	3.96	to	3.35
12/31/2013	15,437	25.91	to	22.55	350,631	2.88	0.80	to	1.40	(2.32)	to	(2.90)
12/31/2012	19,213	26.53	to	23.22	448,677	3.00	0.80	to	1.40	6.14	to	5.51
Federated Fund for U.S. Government Securities II
12/31/2016	3,667,565	1.44	to	1.39	6,621,156	2.60	0.55	to	1.60	1.05	to	0.01
12/31/2015	3,350,195	1.42	to	1.39	6,041,402	2.66	0.55	to	1.60	(0.03)	to	(1.07)
12/31/2014	3,460,043	1.42	to	1.41	6,348,273	2.85	0.55	to	1.60	4.05	to	2.97
12/31/2013	3,649,504	1.37	to	1.37	6,448,098	3.62	0.55	to	1.60	(2.59)	to	(3.59)
12/31/2012	5,133,910	1.40	to	1.42	9,168,718	4.52	0.55	to	1.60	2.41	to	1.34
Federated Government Money II Service Shares
12/31/2016	10,697,484	1.09	to	0.95	13,241,273	—	0.55	to	1.60	(0.54)	to	(1.57)
12/31/2015	33,095,766	1.09	to	0.96	38,001,226	—	0.55	to	1.60	(0.54)	to	(1.57)
12/31/2014	14,946,717	1.10	to	0.98	18,094,728	—	0.55	to	1.60	(0.56)	to	(1.58)
12/31/2013	15,265,162	1.11	to	0.99	18,848,112	—	0.55	to	1.60	(0.55)	to	(1.57)
12/31/2012	16,663,572	1.11	to	1.01	21,257,229	—	0.55	to	1.60	(0.55)	to	(1.58)
Federated High Income Bond II Primary Shares
12/31/2016	2,345,256	2.29	to	2.41	6,897,234	6.41	0.55	to	1.60	14.19	to	13.02
12/31/2015	2,675,294	2.00	to	2.13	6,721,095	5.74	0.55	to	1.60	(3.11)	to	(4.11)
12/31/2014	3,655,686	2.07	to	2.22	9,903,429	5.65	0.55	to	1.60	2.13	to	1.07
12/31/2013	3,628,743	2.02	to	2.20	9,771,960	7.07	0.55	to	1.60	6.40	to	5.30
12/31/2012	3,428,798	1.90	to	2.09	9,160,975	7.45	0.55	to	1.60	14.07	to	12.88
Federated Managed Tail Risk II Primary Shares
12/31/2016	751,768	1.13	to	1.06	831,380	1.90	0.55	to	1.60	(4.72)	to	(5.70)
12/31/2015	939,058	1.19	to	1.12	1,093,406	1.69	0.55	to	1.60	(6.80)	to	(7.77)
12/31/2014	970,245	1.28	to	1.22	1,216,691	1.75	0.55	to	1.60	(1.51)	to	(2.53)
12/31/2013	1,036,634	1.30	to	1.25	1,325,832	0.96	0.55	to	1.60	15.82	to	14.62
12/31/2012	1,058,067	1.12	to	1.09	1,172,258	0.58	0.55	to	1.60	9.57	to	8.43
Federated Managed Volatility II
12/31/2016	1,209,685	2.26	to	1.58	2,448,271	4.31	0.55	to	1.60	7.10	to	6.00
12/31/2015	595,282	2.11	to	1.49	1,257,325	4.82	0.55	to	1.60	(8.06)	to	(9.01)
12/31/2014	1,080,447	2.29	to	1.64	2,321,935	3.16	0.55	to	1.60	3.34	to	2.27
12/31/2013	938,694	2.22	to	1.60	2,016,260	2.78	0.55	to	1.60	21.08	to	19.83
12/31/2012	905,051	1.83	to	1.34	1,647,283	2.92	0.55	to	1.60	12.93	to	11.75
Fidelity® VIP Asset Manager Initial Class
12/31/2016	22,314	33.44	to	28.73	646,740	1.45	0.80	to	1.40	2.26	to	1.65
12/31/2015	23,911	32.70	to	28.26	681,128	1.56	0.80	to	1.40	(0.65)	to	(1.24)
12/31/2014	27,578	32.92	to	28.62	794,367	1.40	0.80	to	1.40	4.99	to	4.37
12/31/2013	31,023	31.35	to	27.42	855,330	1.51	0.80	to	1.40	14.79	to	14.11
12/31/2012	42,540	27.31	to	24.03	1,030,056	1.57	0.80	to	1.40	11.58	to	10.92

31

Transamerica Premier Life Insurance Company

Separate Account VA CC

Notes to Financial Statements

December 31, 2016

5. Financial Highlights (continued)

	At December 31					For the Year Ended December 31
		Unit Fair Value					Expense			Total Return***
		Corresponding to				Investment	Ratio**			Corresponding to
		Lowest to Highest			Net	Income	Lowest to			Lowest to Highest
Subaccount	Units	Expense Ratio			Assets	Ratio*	Highest			Expense Ratio
Fidelity® VIP Contrafund® Initial Class
12/31/2016	5,125,361	$1.91	to	$1.71	$9,587,803	0.78%	0.55%	to	1.60%	7.42%	to	6.31%
12/31/2015	6,405,722	1.78	to	1.61	11,154,146	1.03	0.55	to	1.60	0.12	to	(0.91)
12/31/2014	7,030,535	1.78	to	1.63	12,270,058	0.98	0.55	to	1.60	11.33	to	10.18
12/31/2013	7,453,767	1.60	to	1.48	11,698,650	1.04	0.55	to	1.60	30.57	to	29.22
12/31/2012	8,092,586	1.22	to	1.14	9,766,084	1.22	0.55	to	1.60	15.78	to	14.57
Fidelity® VIP Equity-Income Initial Class
12/31/2016	34,055	50.08	to	43.22	1,474,947	2.33	0.80	to	1.40	17.08	to	16.39
12/31/2015	36,305	42.77	to	37.13	1,351,414	3.10	0.80	to	1.40	(4.73)	to	(5.29)
12/31/2014	40,355	44.89	to	39.20	1,585,543	2.42	0.80	to	1.40	7.86	to	7.22
12/31/2013	56,967	41.62	to	36.57	2,086,079	2.40	0.80	to	1.40	27.13	to	26.38
12/31/2012	64,264	32.74	to	28.93	1,861,668	3.10	0.80	to	1.40	16.37	to	15.68
Fidelity® VIP Government Money Market Initial Class
12/31/2016	83,900	15.23	to	13.35	1,177,592	0.19	0.80	to	1.40	(0.59)	to	(1.18)
12/31/2015	207,865	15.32	to	13.51	3,076,105	0.03	0.80	to	1.40	(0.77)	to	(1.35)
12/31/2014	230,936	15.44	to	13.70	3,437,914	0.01	0.80	to	1.40	(0.78)	to	(1.37)
12/31/2013	262,662	15.56	to	13.89	3,913,413	0.03	0.80	to	1.40	(0.76)	to	(1.35)
12/31/2012	260,731	15.68	to	14.08	3,932,989	0.14	0.80	to	1.40	(0.66)	to	(1.25)
Fidelity® VIP Growth Initial Class
12/31/2016	32,238	52.70	to	44.01	1,429,857	0.04	0.80	to	1.40	0.00	to	(0.59)
12/31/2015	36,692	52.69	to	44.27	1,636,159	0.24	0.80	to	1.40	6.32	to	5.69
12/31/2014	41,096	49.56	to	41.89	1,732,079	0.18	0.80	to	1.40	10.41	to	9.76
12/31/2013	45,664	44.89	to	38.16	1,752,003	0.28	0.80	to	1.40	35.25	to	34.45
12/31/2012	50,039	33.19	to	28.38	1,431,812	0.58	0.80	to	1.40	13.77	to	13.10
Fidelity® VIP Mid Cap Initial Class
12/31/2016	591,650	3.17	to	2.78	1,860,819	0.50	0.55	to	1.60	11.62	to	10.47
12/31/2015	677,587	2.84	to	2.52	1,910,252	0.47	0.55	to	1.60	(1.93)	to	(2.94)
12/31/2014	802,406	2.90	to	2.60	2,311,942	0.26	0.55	to	1.60	5.70	to	4.61
12/31/2013	852,102	2.74	to	2.48	2,322,914	0.51	0.55	to	1.60	35.49	to	34.09
12/31/2012	903,609	2.02	to	1.85	1,818,249	0.58	0.55	to	1.60	14.20	to	13.01
Fidelity® VIP Value Strategies Initial Class
12/31/2016	378,812	2.23	to	1.96	812,891	0.95	0.55	to	1.60	9.02	to	7.90
12/31/2015	646,723	2.05	to	1.81	1,299,870	1.14	0.55	to	1.60	(3.52)	to	(4.52)
12/31/2014	664,852	2.12	to	1.90	1,382,461	0.91	0.55	to	1.60	6.21	to	5.11
12/31/2013	842,355	2.00	to	1.81	1,632,623	0.92	0.55	to	1.60	29.78	to	28.44
12/31/2012	854,240	1.54	to	1.41	1,281,993	0.59	0.55	to	1.60	26.58	to	25.27
NVIT Emerging Markets Class D Shares
12/31/2016(1)	266,991	9.84	to	9.80	2,626,945	0.83	0.55	to	1.60	—	to	—
T. Rowe Price Equity Income Service Class
12/31/2016	24,183	60.02	to	51.59	1,247,486	2.37	0.80	to	1.40	18.23	to	17.53
12/31/2015	24,640	50.77	to	43.89	1,081,501	1.77	0.80	to	1.40	(7.59)	to	(8.14)
12/31/2014	28,802	54.94	to	47.78	1,376,223	1.74	0.80	to	1.40	6.52	to	5.89
12/31/2013	38,907	51.57	to	45.12	1,755,598	1.53	0.80	to	1.40	28.69	to	27.93
12/31/2012	46,593	40.07	to	35.27	1,643,370	2.13	0.80	to	1.40	16.21	to	15.52
T. Rowe Price International Stock
12/31/2016	23,507	21.02	to	18.14	428,038	1.05	0.80	to	1.40	1.32	to	0.72
12/31/2015	24,879	20.74	to	18.01	451,455	0.88	0.80	to	1.40	(1.69)	to	(2.27)
12/31/2014	29,961	21.10	to	18.43	555,480	0.97	0.80	to	1.40	(2.02)	to	(2.60)
12/31/2013	35,613	21.54	to	18.93	677,137	0.82	0.80	to	1.40	13.15	to	12.48
12/31/2012	46,704	19.03	to	16.83	788,511	1.23	0.80	to	1.40	17.49	to	16.80
T. Rowe Price New America Growth
12/31/2016	25,493	53.73	to	47.97	1,225,456	0.04	0.80	to	1.40	0.51	to	(0.09)
12/31/2015	27,541	53.46	to	48.01	1,324,757	—	0.80	to	1.40	7.74	to	7.10
12/31/2014	29,238	49.62	to	44.83	1,312,861	—	0.80	to	1.40	8.47	to	7.82
12/31/2013	32,269	45.74	to	41.58	1,343,496	—	0.80	to	1.40	36.91	to	36.10
12/31/2012	35,462	33.41	to	30.55	1,084,563	0.47	0.80	to	1.40	12.22	to	11.55

32

Transamerica Premier Life Insurance Company

Separate Account VA CC

Notes to Financial Statements

December 31, 2016

5. Financial Highlights (continued)

	At December 31					For the Year Ended December 31
		Unit Fair Value					Expense			Total Return***
		Corresponding to				Investment	Ratio**			Corresponding to
		Lowest to Highest			Net	Income	Lowest to			Lowest to Highest
Subaccount	Units	Expense Ratio			Assets	Ratio*	Highest			Expense Ratio
TA Aegon Government Money Market Initial Class
12/31/2016	2,257,264	$0.97	to	$0.96	$2,190,983	0.01%	0.80%	to	1.40%	(0.78)%	to	(1.37)%
12/31/2015	1,983,920	0.98	to	0.97	1,941,802	0.01	0.80	to	1.40	(0.78)	to	(1.38)
12/31/2014	2,049,987	0.99	to	0.98	2,024,822	0.01	0.80	to	1.40	(0.79)	to	(1.38)
12/31/2013(1)	2,794,926	1.00	to	1.00	2,786,612	—	0.80	to	1.40	—	to	—
TA Asset Allocation—Conservative Initial Class
12/31/2016	691,184	1.68	to	1.61	1,207,953	2.06	0.55	to	1.60	4.05	to	2.98
12/31/2015	664,307	1.62	to	1.56	1,121,341	2.22	0.55	to	1.60	(2.49)	to	(3.50)
12/31/2014	1,138,328	1.66	to	1.62	1,993,578	2.65	0.55	to	1.60	1.63	to	0.58
12/31/2013	1,336,068	1.63	to	1.61	2,295,449	3.18	0.55	to	1.60	8.77	to	7.64
12/31/2012	1,529,126	1.50	to	1.50	2,430,967	2.96	0.55	to	1.60	6.87	to	5.76
TA Asset Allocation—Growth Initial Class
12/31/2016	497,414	1.90	to	1.75	963,197	2.04	0.55	to	1.60	5.50	to	4.41
12/31/2015	671,967	1.81	to	1.67	1,247,536	0.97	0.55	to	1.60	(2.47)	to	(3.47)
12/31/2014	6,946,741	1.85	to	1.74	13,106,762	2.50	0.55	to	1.60	2.17	to	1.11
12/31/2013	5,350,370	1.81	to	1.72	9,911,760	1.77	0.55	to	1.60	26.12	to	24.81
12/31/2012	859,505	1.44	to	1.37	1,272,478	1.23	0.55	to	1.60	11.98	to	10.81
TA Asset Allocation—Moderate Initial Class
12/31/2016	1,148,449	1.81	to	1.71	2,123,888	2.27	0.55	to	1.60	4.99	to	3.91
12/31/2015	999,784	1.72	to	1.65	1,759,111	2.26	0.55	to	1.60	(2.76)	to	(3.77)
12/31/2014	1,569,751	1.77	to	1.71	2,849,162	2.34	0.55	to	1.60	2.20	to	1.15
12/31/2013	1,458,593	1.73	to	1.69	2,590,058	1.84	0.55	to	1.60	12.88	to	11.71
12/31/2012	3,095,690	1.54	to	1.51	4,869,800	2.96	0.55	to	1.60	8.83	to	7.70
TA Asset Allocation—Moderate Growth Initial Class
12/31/2016	876,398	1.89	to	1.76	1,712,761	1.93	0.55	to	1.60	5.96	to	4.87
12/31/2015	799,197	1.78	to	1.68	1,447,875	1.68	0.55	to	1.60	(2.77)	to	(3.77)
12/31/2014	1,555,459	1.83	to	1.74	2,891,543	3.24	0.55	to	1.60	2.01	to	0.96
12/31/2013	1,882,476	1.80	to	1.72	3,446,990	1.12	0.55	to	1.60	18.73	to	17.50
12/31/2012	1,298,509	1.51	to	1.47	1,989,162	2.46	0.55	to	1.60	10.04	to	8.89
TA Barrow Hanley Dividend Focused Initial Class
12/31/2016	1,794,605	1.98	to	1.84	3,454,666	2.03	0.55	to	1.60	14.29	to	13.11
12/31/2015	2,268,530	1.73	to	1.63	3,817,728	1.86	0.55	to	1.60	(4.12)	to	(5.11)
12/31/2014	2,657,098	1.81	to	1.71	4,691,830	1.37	0.55	to	1.60	11.56	to	10.40
12/31/2013	2,525,017	1.62	to	1.55	4,008,499	2.29	0.55	to	1.60	29.53	to	28.19
12/31/2012	2,182,640	1.25	to	1.21	2,687,747	1.89	0.55	to	1.60	11.11	to	9.95
TA Clarion Global Real Estate Securities Initial Class
12/31/2016	1,046,726	2.38	to	2.83	3,308,208	1.76	0.55	to	1.60	0.08	to	(0.96)
12/31/2015	1,085,362	2.38	to	2.86	3,428,532	4.98	0.55	to	1.60	(1.15)	to	(2.17)
12/31/2014	1,103,760	2.41	to	2.92	4,371,082	1.53	0.55	to	1.60	12.94	to	11.78
12/31/2013	1,067,761	2.13	to	2.61	3,805,326	5.49	0.55	to	1.60	3.33	to	2.26
12/31/2012	993,589	2.06	to	2.56	3,638,326	3.32	0.55	to	1.60	24.56	to	23.27
TA Janus Mid-Cap Growth Initial Class
12/31/2016	338,283	2.22	to	1.39	559,468	—	0.55	to	1.60	(2.58)	to	(3.58)
12/31/2015	510,426	2.28	to	1.44	879,192	—	0.55	to	1.60	(5.55)	to	(6.53)
12/31/2014	591,532	2.42	to	1.54	1,076,217	—	0.55	to	1.60	(0.53)	to	(1.56)
12/31/2013	912,148	2.43	to	1.56	1,685,539	0.80	0.55	to	1.60	38.38	to	36.95
12/31/2012	952,728	1.76	to	1.14	1,270,407	—	0.55	to	1.60	8.48	to	7.35
TA JPMorgan Enhanced Index Initial Class
12/31/2016	1,108,420	2.36	to	1.84	4,604,195	0.40	0.55	to	1.60	10.74	to	9.60
12/31/2015	1,500,275	2.14	to	1.68	5,315,696	0.95	0.55	to	1.60	(0.62)	to	(1.65)
12/31/2014	1,745,624	2.15	to	1.71	6,020,059	0.82	0.55	to	1.60	13.56	to	12.39
12/31/2013	1,458,684	1.89	to	1.52	5,250,184	0.64	0.55	to	1.60	31.79	to	30.43
12/31/2012	1,139,686	1.44	to	1.16	3,693,353	1.18	0.55	to	1.60	15.71	to	14.51

33

Transamerica Premier Life Insurance Company

Separate Account VA CC

Notes to Financial Statements

December 31, 2016

5. Financial Highlights (continued)

	At December 31					For the Year Ended December 31
		Unit Fair Value					Expense			Total Return***
		Corresponding to				Investment	Ratio**			Corresponding to
		Lowest to Highest			Net	Income	Lowest to			Lowest to Highest
Subaccount	Units	Expense Ratio			Assets	Ratio*	Highest			Expense Ratio
TA Managed Risk—Balanced ETF Initial Class
12/31/2016	488,688	$1.35	to	$1.24	$660,040	1.90%	0.55%	to	1.60%	3.37%	to	2.31%
12/31/2015	484,242	1.31	to	1.21	633,004	1.11	0.55	to	1.60	(2.04)	to	(3.05)
12/31/2014	583,733	1.34	to	1.25	778,486	1.01	0.55	to	1.60	4.24	to	3.16
12/31/2013	1,175,142	1.28	to	1.21	1,504,709	0.45	0.55	to	1.60	11.15	to	10.00
12/31/2012	2,758,359	1.15	to	1.10	3,176,975	1.64	0.55	to	1.60	8.07	to	6.95
TA Managed Risk—Growth ETF Initial Class
12/31/2016	345,600	1.36	to	1.25	467,457	1.91	0.55	to	1.60	4.40	to	3.32
12/31/2015	584,889	1.31	to	1.21	759,903	0.32	0.55	to	1.60	(3.70)	to	(4.70)
12/31/2014	5,437,484	1.36	to	1.27	7,342,740	1.19	0.55	to	1.60	3.60	to	2.53
12/31/2013	4,551,958	1.31	to	1.23	5,902,533	1.42	0.55	to	1.60	18.44	to	17.21
12/31/2012	2,509,703	1.11	to	1.05	2,733,800	2.32	0.55	to	1.60	11.18	to	10.02
TA MFS International Equity Initial Class
12/31/2016	863,575	1.86	to	1.61	1,589,256	1.52	0.55	to	1.60	(0.47)	to	(1.49)
12/31/2015	898,261	1.87	to	1.63	1,661,130	1.63	0.55	to	1.60	(0.47)	to	(1.50)
12/31/2014	1,364,002	1.88	to	1.66	2,537,421	0.97	0.55	to	1.60	(5.69)	to	(6.67)
12/31/2013	1,509,539	1.99	to	1.77	2,982,777	1.17	0.55	to	1.60	17.45	to	16.23
12/31/2012	1,381,584	1.70	to	1.53	2,324,873	1.64	0.55	to	1.60	21.49	to	20.22
TA Morgan Stanley Capital Growth Initial Class
12/31/2016	23,880	2.43	to	2.05	50,867	—	0.55	to	1.60	(2.80)	to	(3.80)
12/31/2015	24,020	2.49	to	2.13	53,080	—	0.55	to	1.60	11.18	to	10.03
12/31/2014	25,263	2.24	to	1.94	50,818	—	0.55	to	1.60	5.42	to	4.33
12/31/2013	29,826	2.13	to	1.86	57,187	0.69	0.55	to	1.60	47.44	to	45.92
12/31/2012	48,037	1.44	to	1.27	63,716	—	0.55	to	1.60	14.91	to	13.72
TA Multi-Managed Balanced Initial Class
12/31/2016	1,374,422	1.82	to	1.70	2,449,803	1.00	0.55	to	1.60	7.29	to	6.18
12/31/2015	1,626,788	1.70	to	1.60	2,715,048	1.29	0.55	to	1.60	(0.33)	to	(1.36)
12/31/2014	1,807,178	1.70	to	1.62	3,035,908	1.35	0.55	to	1.60	10.20	to	9.06
12/31/2013	1,445,032	1.55	to	1.49	2,215,170	1.64	0.55	to	1.60	17.45	to	16.23
12/31/2012	1,950,244	1.32	to	1.28	2,547,786	1.63	0.55	to	1.60	11.95	to	10.79
TA PIMCO Total Return Initial Class
12/31/2016	18,968,515	1.65	to	1.56	33,192,515	2.43	0.55	to	1.60	2.15	to	1.10
12/31/2015	19,665,800	1.61	to	1.55	33,618,148	2.64	0.55	to	1.60	0.14	to	(0.90)
12/31/2014	22,838,938	1.61	to	1.56	39,100,813	1.86	0.55	to	1.60	4.10	to	3.02
12/31/2013	28,755,121	1.55	to	1.51	47,242,487	2.18	0.55	to	1.60	(3.08)	to	(4.08)
12/31/2012	37,105,610	1.60	to	1.58	62,832,490	4.09	0.55	to	1.60	6.96	to	5.85
TA Small/Mid Cap Value Initial Class
12/31/2016	610,702	2.03	to	3.84	2,890,302	0.79	0.55	to	1.60	20.47	to	19.22
12/31/2015	656,168	1.68	to	3.22	2,618,898	1.04	0.55	to	1.60	(3.05)	to	(4.05)
12/31/2014	689,290	1.74	to	3.36	2,967,900	0.76	0.55	to	1.60	4.65	to	3.57
12/31/2013	1,013,613	1.66	to	3.24	3,821,532	0.40	0.55	to	1.60	35.57	to	34.17
12/31/2012	1,174,790	1.22	to	2.42	3,197,677	0.55	0.55	to	1.60	15.75	to	14.54
TA T. Rowe Price Small Cap Initial Class
12/31/2016	3,531,857	2.42	to	2.17	8,441,996	—	0.55	to	1.60	10.61	to	9.47
12/31/2015	3,518,331	2.19	to	1.98	7,565,405	—	0.55	to	1.60	1.87	to	0.82
12/31/2014	4,526,533	2.15	to	1.96	9,566,769	—	0.55	to	1.60	5.97	to	4.87
12/31/2013	5,469,230	2.03	to	1.87	10,969,480	0.07	0.55	to	1.60	43.28	to	41.80
12/31/2012	5,066,790	1.42	to	1.32	7,114,922	—	0.55	to	1.60	15.06	to	13.86

34

Transamerica Premier Life Insurance Company

Separate Account VA CC

Notes to Financial Statements

December 31, 2016

5. Financial Highlights (continued)

	At December 31					For the Year Ended December 31
		Unit Fair Value					Expense			Total Return***
		Corresponding to				Investment	Ratio**			Corresponding to
		Lowest to Highest			Net	Income	Lowest to			Lowest to Highest
Subaccount	Units	Expense Ratio			Assets	Ratio*	Highest			Expense Ratio
TA TS&W International Equity Initial Class
12/31/2016	364,381	$1.76	to	$1.52	$938,359	2.87%	0.55%	to	1.60%	0.53%	to	(0.51)%
12/31/2015	516,046	1.75	to	1.52	1,208,986	3.08	0.55	to	1.60	0.76	to	(0.28)
12/31/2014	558,279	1.74	to	1.53	1,373,864	2.27	0.55	to	1.60	(5.70)	to	(6.68)
12/31/2013	599,388	1.85	to	1.64	1,603,484	2.30	0.55	to	1.60	23.66	to	22.39
12/31/2012	698,046	1.49	to	1.34	1,479,317	2.19	0.55	to	1.60	16.11	to	14.90
TA WMC US Growth Initial Class
12/31/2016	1,846,924	2.23	to	1.89	3,938,845	0.40	0.55	to	1.60	2.25	to	1.20
12/31/2015	2,106,978	2.18	to	1.87	4,411,786	0.70	0.55	to	1.60	6.26	to	5.16
12/31/2014	2,645,657	2.06	to	1.78	5,238,138	0.88	0.55	to	1.60	10.50	to	9.35
12/31/2013	3,185,800	1.86	to	1.63	5,725,761	0.99	0.55	to	1.60	31.74	to	30.38
12/31/2012	4,350,615	1.41	to	1.25	5,888,498	0.32	0.55	to	1.60	12.55	to	11.38
Vanguard® Equity Index
12/31/2016	33,659,189	2.40	to	2.17	82,134,415	1.92	0.55	to	1.60	11.20	to	10.05
12/31/2015	28,892,435	2.16	to	1.97	63,444,778	1.62	0.55	to	1.60	0.71	to	(0.33)
12/31/2014	32,717,863	2.15	to	1.98	71,393,892	1.75	0.55	to	1.60	12.89	to	11.72
12/31/2013	38,212,120	1.90	to	1.77	73,922,911	1.75	0.55	to	1.60	31.46	to	30.10
12/31/2012	41,192,670	1.45	to	1.36	60,588,609	1.94	0.55	to	1.60	15.22	to	14.02
Vanguard® International
12/31/2016	21,934,210	1.14	to	1.03	24,848,839	1.09	0.55	to	1.60	1.32	to	0.28
12/31/2015	14,648,283	1.12	to	1.03	16,367,138	1.45	0.55	to	1.60	(1.31)	to	(2.33)
12/31/2014	11,659,866	1.14	to	1.05	13,203,309	1.43	0.55	to	1.60	(6.57)	to	(7.54)
12/31/2013	11,011,239	1.22	to	1.14	13,337,019	1.36	0.55	to	1.60	22.58	to	21.32
12/31/2012	10,422,236	0.99	to	0.94	10,304,023	1.99	0.55	to	1.60	19.48	to	18.24
Vanguard® Mid-Cap Index
12/31/2016	6,748,261	2.97	to	2.75	20,622,137	1.35	0.55	to	1.60	10.51	to	9.37
12/31/2015	7,159,289	2.69	to	2.51	19,780,181	1.18	0.55	to	1.60	(1.97)	to	(2.99)
12/31/2014	7,815,435	2.74	to	2.59	21,986,866	0.88	0.55	to	1.60	12.97	to	11.81
12/31/2013	7,356,474	2.43	to	2.31	18,353,643	1.05	0.55	to	1.60	34.19	to	32.80
12/31/2012	7,492,660	1.81	to	1.74	13,914,441	1.14	0.55	to	1.60	15.18	to	13.98
Vanguard® REIT Index
12/31/2016	7,498,723	3.09	to	3.25	25,708,237	2.70	0.55	to	1.60	7.76	to	6.66
12/31/2015	8,397,497	2.86	to	3.05	26,829,289	1.83	0.55	to	1.60	1.66	to	0.61
12/31/2014	9,638,368	2.82	to	3.03	30,357,960	3.28	0.55	to	1.60	29.40	to	28.06
12/31/2013	9,898,352	2.18	to	2.37	24,060,543	2.00	0.55	to	1.60	1.77	to	0.72
12/31/2012	9,753,533	2.14	to	2.35	23,258,616	1.95	0.55	to	1.60	16.81	to	15.60
Vanguard® Short-Term Investment Grade
12/31/2016	36,352,096	1.42	to	1.32	53,241,335	1.91	0.55	to	1.60	2.16	to	1.10
12/31/2015	37,730,257	1.39	to	1.30	54,030,740	1.95	0.55	to	1.60	0.57	to	(0.47)
12/31/2014	42,799,820	1.38	to	1.31	60,968,635	1.69	0.55	to	1.60	1.20	to	0.16
12/31/2013	42,157,026	1.37	to	1.31	59,306,532	1.93	0.55	to	1.60	0.52	to	(0.52)
12/31/2012	33,366,733	1.36	to	1.31	46,732,869	2.56	0.55	to	1.60	3.84	to	2.76
Vanguard® Total Bond Market Index
12/31/2016	43,597,032	1.57	to	1.48	71,567,664	2.20	0.55	to	1.60	1.91	to	0.86
12/31/2015	38,363,531	1.54	to	1.47	61,690,395	1.88	0.55	to	1.60	(0.21)	to	(1.25)
12/31/2014	27,485,009	1.55	to	1.49	44,364,540	2.47	0.55	to	1.60	5.31	to	4.22
12/31/2013	27,146,278	1.47	to	1.43	41,536,341	2.73	0.55	to	1.60	(2.82)	to	(3.83)
12/31/2012	31,007,071	1.51	to	1.48	48,788,385	2.64	0.55	to	1.60	3.45	to	2.38
Wanger International
12/31/2016	1,383,092	2.70	to	2.64	4,369,743	1.09	0.55	to	1.60	(1.95)	to	(2.96)
12/31/2015	1,827,563	2.75	to	2.72	6,014,485	1.45	0.55	to	1.60	(0.45)	to	(1.48)
12/31/2014	1,734,648	2.76	to	2.76	5,904,162	1.51	0.55	to	1.60	(4.93)	to	(5.91)
12/31/2013	1,718,697	2.91	to	2.94	6,167,747	2.55	0.55	to	1.60	21.70	to	20.44
12/31/2012	1,930,604	2.39	to	2.44	6,092,875	1.20	0.55	to	1.60	20.90	to	19.64

35

Transamerica Premier Life Insurance Company

Separate Account VA CC

Notes to Financial Statements

December 31, 2016

5. Financial Highlights (continued)

	At December 31					For the Year Ended December 31
		Unit Fair Value					Expense			Total Return***
		Corresponding to				Investment	Ratio**			Corresponding to
		Lowest to Highest			Net	Income	Lowest to			Lowest to Highest
Subaccount	Units	Expense Ratio			Assets	Ratio*	Highest			Expense Ratio
Wanger USA
12/31/2016	1,634,658	$2.67	to	$2.75	$5,933,223	—%	0.55%	to	1.60%	13.07%	to	11.90%
12/31/2015	1,760,706	2.36	to	2.46	5,694,474	—	0.55	to	1.60	(1.15)	to	(2.17)
12/31/2014	2,155,812	2.39	to	2.51	7,054,961	—	0.55	to	1.60	4.21	to	3.13
12/31/2013	2,400,790	2.29	to	2.44	7,517,399	0.14	0.55	to	1.60	33.02	to	31.65
12/31/2012	2,668,831	1.72	to	1.85	6,460,030	0.30	0.55	to	1.60	19.36	to	18.12
WFVT Discovery Class 2 Shares
12/31/2016	—	65.22	to	57.13	—	—	0.80	to	1.40	6.79	to	6.16
12/31/2015	—	61.07	to	53.82	—	—	0.80	to	1.40	(2.24)	to	(2.82)
12/31/2014	—	62.47	to	55.38	—	—	0.80	to	1.40	(0.44)	to	(1.03)
12/31/2013	—	62.75	to	55.96	—	—	0.80	to	1.40	42.66	to	41.82
12/31/2012	100	43.99	to	39.46	3,933	—	0.80	to	1.40	16.80	to	16.10

(1)	See footnote 1

*	These amounts represent the dividends, excluding distributions of capital gains, received by the subaccount from the Mutual Fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that are assessed against contract owner accounts either through reductions in the unit values or the redemption of units. The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the Mutual Fund in which the subaccounts invest.
**	These amounts represent the annualized contract expenses of the subaccount, consisting primarily of mortality and expense charges, for each period indicated. These ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the Mutual Fund have been excluded.
***	These amounts represent the total return for the periods indicated, including changes in the value of the Mutual Fund, and expenses assessed through the reduction of unit values. These ratios do not include any expenses assessed through the redemption of units. Investment options with a date notation indicate the effective date of that investment option in the variable account. The total return is calculated for each period indicated or from the effective date through the end of the reporting period. Total returns reflect a full twelve month period and total returns for subaccounts opened during the year have not been disclosed as they may not be indicative of a full year return. Expense ratios not in effect for the full twelve months are not reflected in the total return as they may not be indicative of a full year return.

36

Transamerica Premier Life Insurance Company

Separate Account VA CC

Notes to Financial Statements

December 31, 2016

6. Administrative and Mortality and Expense Risk Charges

TPLIC deducts a daily administrative charge equal to an annual rate of .15% of the daily net assets value of each subaccount for administrative expenses. An annual charge ranging from .40% to 1.45% is deducted (based on the death benefit selected) from the unit values of the subaccounts of the Separate Account for TPLIC’s assumption of certain mortality and expense risks incurred in connection with the contract. The charge is assessed daily based on the net asset value of the Mutual Fund. Charges for administrative and mortality and expense risk are an expense of the subaccount. Charges reflected above are those currently assessed and may be subject to change. Contract owners should see their actual policy and any related attachments to determine their specific charges.

7. Income Tax

Operations of the Separate Account form a part of TPLIC, which is taxed as a life insurance company under Subchapter L of the Internal Revenue Code of 1986, as amended (the Code). The operations of the Separate Account are accounted for separately from other operations of TPLIC for purposes of federal income taxation. The Separate Account is not separately taxable as a regulated investment company under Subchapter M of the Code and is not otherwise taxable as an entity separate from TPLIC. Under existing federal income tax laws, the income of the Separate Account is not taxable to TPLIC, as long as earnings are credited under the variable annuity contracts.

37

Transamerica Premier Life Insurance Company

Separate Account VA CC

Notes to Financial Statements

December 31, 2016

8. Subsequent Events

The Separate Account has evaluated the financial statements for subsequent events through the date which the financial statements were issued. During this period, there were no subsequent events requiring recognition or disclosure in the financial statements.

9. Related Parties

Transamerica Capital, Inc. (“TCI”), a wholesaling broker-dealer, is an affiliated entity of TPLIC and an indrect wholly owned subsidiary of AEGON N.V.. TCI distributes TPLIC’s products through broker-dealers and other financial intermediaries.

The subaccounts invest in the mutual funds listed in Footnote 1. These investments include funds managed by Transamerica Asset Management, Inc. (“TAM”). Transamerica Fund Services, Inc. (“TFS”) serves as a transfer agent to TAM, and AEGON USA Asset Management Holding, LLC (“AAM”) serves as a sub-advisor for certain funds managed by TAM. TAM, TFS and AAM are affiliated entities of TPLIC and indirect wholly owned subsidiaries of AEGON N.V.. Funds managed by TAM are identified by their fund name, which includes reference to Aegon, Transamerica or both. The Separate Account pays management fees to the related funds as detailed in the fund prospectus.

No charges other than those disclosed in Footnote 6 are deducted for the service rendered by related parties.

Contract owners may transfer funds between available subaccount options within the Separate Account. These transfers are performed at unit value at the time of the transfer.

38

PART C		OTHER INFORMATION

Item 24.		Financial Statements and Exhibits

(a)	Financial Statements

All required financial statements are included in Part B of this Registration Statement.

(b)	Exhibits:

	(1)	(a)	Resolution of the Board of Directors of National Home Life Assurance Company (“National Home”) authorizing establishment of the Separate Account. Note 20

	(2)		Not Applicable.

	(3)	(a)	Principal Underwriting Agreement by and between Monumental Life Insurance Company on its own behalf and on the behalf of the Separate Account, and AFSG Securities Corporation. Note 1
		(a)(1)	Amendment No. 1 to Principal Underwriting Agreement. Note 1
		(a)(2)	Amendment No. 2 to Principal Underwriting Agreement. Note 1
		(a)(3)	Amendment No. 3 to Principal Underwriting Agreement. Note 21
		(a)(4)	Amended and Restated Principal Underwriting Agreement Note 30.
		(b)	Form of Broker/Dealer Supervision and Sales Agreement. Note 2
		(b)(1)	Form of Life Insurance Company Product Sales Agreement. Note 21
		(b)(2)	Form of Life Insurance Company Product Sales Agreement Note 23

	(4)	(a)	Form of variable annuity contract (Dimensional). Note 20
		(b)	Form of variable annuity contract (Advisor’s Edge Select) Note 3
		(c)	Form of variable annuity policy (Advisor’s Edge) Note 4
		(d)	Form of variable annuity policy (Advisor’s Edge Select) Note 4
		(e)	Form of Policy Rider (Guaranteed Minimum Income Benefit) Note 5
		(f)	Form of Policy Rider (Additional Death Benefit) Note 5
		(g)	Form of Policy Rider (Additional Death Benefit) Note 5
		(j)	Form of Policy Rider (Life with Emergency Cash) Note 5
		(i)	Form of Policy Rider (Initial Payment Guarantee) Note 5
		(j)	Form of Policy Rider (Additional Death Distribution II) Note 6
		(k)	Form of Policy Rider (Additional Death Benefit RTP 18 0103). Note 6
		(l)	Form of Policy Rider (Architect) Note 21

	(5)	(a)	Form of Application. Note 34

	(6)	(a)	Restated Articles of Incorporation and Articles of Redomestication of Monumental Life Insurance Company. Note 1
		(b)	Amended and Restated By Laws of Monumental Life Insurance Company. Note 1

	(7)		Not Applicable.

	(8)	(a)	Participation Agreement Among DFA Investment Dimensions Group, Inc., Dimensional Fund Advisors, Inc., DFA Securities Inc. and National Home Life Assurance Company dated as of June 29, 1994. Note 20
		(a)(1)	Amended and Restated Participation Agreement (DFA). Note 22
		(a)(2)	Assumption Agreement to Participation Agreement (DFA). Note 22
		(a)(3)	Amendment No. 2 to Participation Agreement (DFA). Note 33
		(b)	Participation Agreement Among Insurance Management Series, Federated Advisors, Federated Securities Corp. and National Home Life Assurance Company dated as of May 17, 1994. Note 20
		(b)(1)	Participation Agreement between Monumental Life Insurance Company, Federated Insurance Series, and Federated Securities Corp. Note 29.
		(c)	Participation Agreement Among Insurance Investment Products Trust, SEI Financial Services Company and National Home Life Assurance Company dated as of January 1, 1995. Note 7
		(d)	Participation Agreement Among Wanger Advisors Trust and National Home Life Assurance Company dated as of May 19, 1995. Note 7
		(e)	Participation Agreement Among Tomorrow Funds Retirement Trust, Weiss, Peck & Greer, L.L.C. and Providian Life and Health Insurance Company dated as of September 11, 1995. Note 7
		(f)	Participation Agreement among Montgomery Funds III, Montgomery Asset Management, L.P., and Providian Life and Health Insurance Company dated as of April 27, 2000. Note 8
		(f)(1)	Amendment to Participation Agreement (Nationwide). Note 30
		(f)(2)	Amendment No. 3 to Participation Agreement (Nationwide). Note 33
	(8)	(f)(3)	Schedule A Revision 8-8-2016 (Nationwide). Note 37

	(g)	Participation Agreement Among Strong Variable Insurance Funds, Inc.; Strong Capital Management, Inc.; Strong Funds Distributors, Inc. and Providian Life and Health Insurance Company dated March 31, 1997. Note 9
	(h)	Participation Agreement Among Warburg Pincus Trust; Warburg Pincus Counsellors, Inc.; Counsellors Securities Inc. and Providian Life and Health Insurance Company dated March 31, 1997. Note 9
	(i)	Amendment No. 1 dated December 16, 1996 to Participation Agreement Among Wanger Advisors Trust and Providian Life and Health Insurance Company dated May 19, 1995. Note 9
	(j)	Participation Agreement Among SteinRoe Variable Investment Trust, SteinRoe & Farnham Incorporated and Providian Life and Health Insurance Company dated March 31, 1997. Note 9
8	(j)(1)	Participation Agreement between TLIC, TFLIC, Monumental, TOLIC and Columbia. Note 29.
8	(j)(2)	Amendment No. 1 to Participation Agreement (Columbia Funds). Note 29.
8	(j)(3)	Assignment and Assumption PBL to Mon (Columbia Funds). Note 29.
8	(j)(4)	Amendment No. 2 to Participation Agreement (Columbia Funds). Note 29.
8	(j)(5)	Amendment No. 3 to Participation Agreement (Columbia Funds). Note 29.
8	(j)(6)	Amendment to the Agreements (Columbia Funds). Note 29.
8	(j)(7)	Amendment to Participation Agreement (Columbia) Note 30.
8	(j)(8)	Amendment to Participation Agreement (Columbia) Note 30.
	(j)(9)	Amendment No. 2 to Participation Agreement (Columbia). Note 35
	(j)(10)	Amendment No. 5 to Participation Agreement (Columbia). Note 35
	(j)(11)	Schedule A Revision 7-10-2015 (Columbia). Note 35
	(k)	Participation Agreement Among Providian Life and Health Insurance Company, Providian Series Trust, and Providian Investment Advisors, Inc. dated March 25, 1997. Note 9
	(l)	Participation Agreement Among Endeavor Series Trust, Endeavor Management Co. and PFL Life Insurance Company dated February 28, 1991. Note 10
	(m)	Participation Agreement Among WRL Series Fund, Inc., Western Reserve Life Assurance Co. of Ohio, and PFL Life Insurance Company. Note 11
	(m)(1)	Amendment No. 9 to Participation Agreement among WRL Series Fund, Inc., PFL Life Insurance Company, and AUSA Life Insurance Company, Inc. Note 4
	(m)(2)	Amendment No. 31 to Participation Agreement (ATSF). Note 12
	(m)(3)	Amendment No. 32 to Participation Agreement (ATSF). Note 13
	(m)(4)	Amendment No. 36 to Participation Agreement (TST) Note 24
(8)	(m)(5)	Amendment No. 38 to Participation Agreement. Note 26.
(8)	(m)(6)	Amendment No. 42 to Participation Agreement (TST). Note 27
(8)	(m)(7)	Amendment No. 44 to Participation Agreement (TST). Note 28.
(8)	(m)(8)	Participation Agreement (TST). Note 30.
	(m)(9)	Amendment No. 1 to Participation Agreement (TST). Note 31
	(m)(10)	Schedule A Revision 9-3-2013 (TST). Note 33
	(m)(11)	Schedule A Revision 9-18-2013 (TST). Note 32
	(m)(12)	Schedule A Revision 10-31-2013 (TST). Note 32
	(m)(13)	Schedule A Revision 5-1-2014 (TST). Note 33
	(m)(14)	Amendment No. 2 to Agreement (TST). Note 34
	(m)(15)	Schedule A Revision 5-1-2015 (TST). Note 34
	(m)(16)	Schedule A Revision 7-1-2015 (TST). Note 35
	(m)(17)	Schedule A Revision 12-18-2015 (TST). Note 35
	(m)(18)	Schedule A Revision 3-21-16 (TST). Note 35
	(m)(19)	Schedule A Revision 5-1-16 (TST). Note 35
(8)	(m)(20)	Schedule A Revision 12-16-2016 (TST). Note 36
(8)	(m)(21)	Schedule A Revision 5-1-2017 (TST). Note 37
	(n)	Participation Agreement (Alliance Bernstein) Note 26
	(n)(1)	Amendment to Participation Agreement (Alliance Bernstein). Note 26
(8)	(n)(2)	Amendment to Participation Agreement (Alliance Bernstein). Note 30.
	(n)(3)	Amendment No. 3 to Participation Agreement (Alliance Bernstein). Note 33.
	(n)(4)	Amendment No. 4 to Participation Agreement (Alliance Bernstein). Note 34
	(n)(5)	Schedule A Revision 10-1-14 (Alliance Bernstein). Note 34
	(n)(6)	Schedule A Revision 5-1-2015 (Alliance Bernstein). Note 34
	(o)	Participation Agreement between PFL Life Insurance Company, Dreyfus Variable Investment Fund, The Dreyfus Socially Responsible Growth Fund, Inc., and Dreyfus Life and Annuity Index Fund, Inc. dated April 15, 1997. Note 15
	(o)(1)	Amendment to Participation Agreement between PFL Life Insurance Company, Dreyfus Variable Investment Fund, The Dreyfus Socially Responsible Growth Fund, Inc., and Dreyfus Life and Annuity Index Fund, Inc. dated July 28, 2000. Note 16
	(o)(2)	Amendment No. 11 between TLIC, Monumental, TFIC and Dreyfus. Note 29.
	(o)(3)	Amendment No. 13 to Participation Agreement (Dreyfus). Note 33
(8)	(o)(4)	Amendment No. 14 to Participation Agreement (Dreyfus) Note 37
(8)	(o)(5)	Amendment No. 15 to Participation Agreement (Dreyfus) Note 37
	(p)	Participation Agreement Among Transamerica Variable Insurance Fund, Inc., Transamerica Occidental Life Insurance Company and PFL Life Insurance Company dated November 1, 1999. Note 17
	(p)(1)	Amendment to Participation Agreement between Transamerica Variable Insurance Fund, Inc., Transamerica Investment Management , LLC, and PFL Life Insurance Company dated July 28, 2000. Note 16
	(q)	Fund Participation Agreement between Seligman Portfolios, Inc. and Peoples Benefit Life Insurance Company. Note 18
(8)	(r)	Participation Agreement by and between Variable Insurance Products Fund and Peoples Benefit Life Insurance Company. Note 13
(8)	(r)(1)	Second Amendment to Participation Agreement (Fidelity). Note 18
(8)	(r)(2)	Fourth Amendment to Participation Agreement (Fidelity). Note 24
(8)	(r)(3)	Amendment to Participation Agreement (Fidelity). Note 30.
(8)	(r)(4)	Summary Prospectus Agreement (Fidelity). Note 33
(8)	(r)(5)	Amendment No. 6 to Participation Agreement (Fidelity). Note 33
(8)	(r)(6)	Amendment No. 7 to Participation Agreement (Fidelity). Note 34
(8)	(s)	Participation Agreement (Wells Fargo). Note 18
(8)	(s)(1)	Amendment No. 1 to Participation Agreement (Wells Fargo). Note 28.
(8)	(s)(2)	Amendment to Participation Agreement (Wells Fargo). Note 30.
(8)	(s)(3)	Amendment No. 3 to Participation Agreement (Wells Fargo). Note 33
(8)	(s)(4)	Amendment No. 4 to Participation Agreement (Wells Fargo). Note 35
(8)	(s)(5)	Schedule A Revision 4-29-2016 (Wells Fargo). Note 35
(8)	(t)	Participation Agreement (Vanguard). Note 18
	(t)(1)	Amendment No. 1 to Participation Agreement (Vanguard). Note 33.
(9)		Opinion and Consent of Counsel. Note 37.

(10)		Consent of Independent Registered Public Accounting Firm. Note 37.

(11)		Not applicable.

(12)		Not applicable.

	(13)	Performance Data Calculations. Note 19

	(14)	Powers of Attorney. Blake S. Bostwick, David Schulz, Eric J. Martin, Mark W. Mullin, Jay Orlandi, C. Michiel van Katwijk. Note 37.

Note 1.	Incorporated herein by reference to Post-Effective Amendment No. 1 to form N-4 Registration Statement (File No. 333-138040) filed on April 27, 2007.

Note 2.	Incorporated herein by reference to Initial Filing to form N-4 Registration Statement (File No. 333-138040) filed on October 17, 2006.

Note 3	Incorporated herein by reference to the Post-Effective Amendment No. 9 to N-4 Registration Statement (File No. 33-80958), filed June 3, 1998.

Note 4	Incorporated herein by reference to the Post-Effective Amendment No. 12 to N-4 Registration Statement (File No. 33-80958) filed September 5, 2000.

Note 5	Incorporated herein by reference to the Post-Effective Amendment No. 18 to N-4 Registration Statement (File No. 33-80958) filed May 1, 2002.

Note 6	Incorporated herein by reference to the Post-Effective Amendment No. 19 to N-4 Registration Statement (File No. 33-80958) filed on May 1, 2003.

Note 7	Incorporated herein by reference to the Post-Effective Amendment No. 3 to N-4 Registration Statement (File No. 33-80958) filed on November 20, 1995

Note 8	Incorporated herein by reference to the Post-Effective Amendment No. 4 to N-4 Registration Statement (File No. 33-80958) filed on April 30, 1996.

Note 9	Incorporated herein by reference to the Post-Effective Amendment No. 7 to N-4 Registration Statement (File No.33-80958) filed on April 30, 1997.

Note 10	Incorporated herein by reference to the Post-Effective Amendment No. 8 to N-4 Registration Statement (File No. 33-80958) filed on April 30, 1998.

Note 11	Incorporated herein by reference to the Post-Effective Amendment No. 1 to N-4 Registration Statement (File No. 333-26209) filed on April 29, 1998.

Note 12	Incorporated herein by reference to the Post-Effective Amendment No. 8 to N-4 Registration Statement (File No. 333-109580) filed on January 7, 2005.

Note 13	Incorporated herein by reference to the Post-Effective Amendment No. 24 to N-4 Registration Statement (File No. 33-80958) filed on April 27, 2005.

Note 14	Incorporated herein by reference to the Post-Effective Amendment No. 3 to N-4 Registration Statement (File No. 333-26209) filed on April 28, 2000.

Note 15	Incorporated herein by reference to the Initial Registration Statement on Form N-4 (File No. 333-26209) filed on April 30, 1997.

Note 16	Incorporated herein by reference to the Post-Effective Amendment No. 14 to N-4 Registration Statement (File No. 33-80958) filed on December 1, 2000.

Note 17	Incorporated herein by reference to the Post-Effective Amendment No. 2 to N-4 Registration Statement (File No. 33-56908) filed on April 27, 2000.

Note 18	Incorporated herein by reference to the Post-Effective Amendment No. 26 to N-4 Registration Statement (File No. 33-80958) filed on April 27, 2007.

Note 19	Incorporated herein by reference to the Post-Effective Amendment No. 25 to N-4 Registration Statement (File No. 33-80958) filed on April 26, 2006.

Note 20	Filed with the Initial Filing on N-4 Registration Statement (File No. 333 -146323) filed on September 26, 2007.

Note 21	Filed with Post-Effective Amendment No. 1 to N-4 Registration Statement (File No. 333-146323) filed on October 11, 2007.

Note 22	Filed with Post-Effective Amendment No. 3 to N-4 Registration Statement (File 333-146323) filed on December 21, 2007

Note 23	Incorporated herein by reference to Post Effective Amendment No. 6 to Form N-4 registration statement (File No. 333-125 817) filed on February 15, 2008.

Note 24	Filed with Post-Effective Amendment No. 4 to N-4 Registration Statement (File No. 333-146323) filed on April 29, 2008.

Note 25	Incorporated herein by reference to Post-Effective Amendment No. 2 to Form N-4 Registration Statement (File No. 333-146328) filed on January 29, 2009.

Note 26	Filed with Post-Effective Amendment No. 5 to N-4 Registration Statement (File No. 333-146323) filed on April 29, 2009

Note 27	Filed with Post-Effective Amendment No. 6 to N-4 Registration Statement (File No. 333-146323) filed on April 29, 2010.

Note 28	Filed with Post-Effective Amendment No. 7 to N-4 Registration Statement (File No. 333-146323) filed on April 29, 2011.

Note 29	Filed with Post-Effective Amendment No. 8 to N-4 Registration Statement (File No. 333-146323) filed on April 17, 2012.

Note 30	Filed with Post-Effective Amendment No. 9 to N-4 Registration Statement (File No. 333-146323) filed on April 25, 2013.

Note 31	Incorporated herein by reference to Post-Effective Amendment No. 59 to Form N-4 Registration Statement (File No. 33-33085) dated August 16, 2013.

Note 32	Incorporated herein by reference to Pre-Effective Amendment No. 2 to Form N-4 Registration Statement (File No. 333-189435) dated 10-2-2013.

Note 33	Filed with Post-Effective Amendment No. 10 to Form N-4 Registration Statement (File No. 333-146323) dated April 30, 2014.

Note 34	Filed with Post-Effective Amendment No. 11 to Form N-4 Registration Statement (File No. 333-146323) dated April 28, 2015.

Note 35	Filed with Post-Effective Amendment No.12 to Form N-4 Registration Statement (File No. 333-146323) dated April 26, 2016.

Note 36	Incorporated herein by Reference to Initial Filing to Form N-4 Registration Statement (File No.333-215598) filed on January 18, 2017

Note 37	Filed herewith

Item 25.	Directors and Officers of the Depositor (Transamerica Premier Life Insurance Company)

Name and Business Address	Principal Positions and Offices with Depositor
Blake S. Bostwick 1801 California St. Suite 5200 Denver, CO 80202	Director and President

Eric J. Martin 4333 Edgewood Road, N.E. Cedar Rapids, IA 52499-0001	Controller, Senior Vice President and Assistant Treasurer

Mark W. Mullin 100 Light Street Baltimore, MD 21202	Director and Chairman of the Board

Jay Orlandi 100 Light Street Baltimore, MD 21202	Director, Executive Vice President, Secretary and General Counsel

David Schulz 4333 Edgewood Road, N.E. Cedar Rapids, IA 52499	Director, Chief Tax Officer, and Senior Vice President

C. Michiel van Katwijk 100 Light Street Baltimore, MD 21202	Director, Executive Vice President, Chief Financial Officer and Treasurer

Item 26. Persons Controlled by or under Common Control with the Depositor or Registrant.

As of December 31, 2016, the following pages shows all corporations directly or indirectly controlled or under common control, with the Depositor, showing the state or other sovereign power under the laws of which each is organized and the percentage ownership of voting securities giving rise to the control relationship.

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
25 East 38th Street, LLC	Delaware	Sole Member: Yarra Rapids, LLC	Real estate investments
239 West 20th Street, LLC	Delaware	Sole Member: Yarra Rapids, LLC	Real estate investments
313 East 95th Street, LLC	Delaware	Sole Member: Yarra Rapids, LLC	Real estate investments
319 East 95th Street, LLC	Delaware	Sole Member: Yarra Rapids, LLC	Real estate investments
AEGON Affordable Housing Debt Fund I, LLC	Delaware	Sole Member - Transamerica Life Insurance Company	Investments
AEGON Asset Management Services, Inc.	Delaware	100% AUSA Holding, LLC	Registered investment advisor
AEGON Assignment Corporation	Illinois	100% AEGON Financial Services Group, Inc.	Administrator of structured settlements
AEGON Assignment Corporation of Kentucky	Kentucky	100% AEGON Financial Services Group, Inc.	Administrator of structured settlements
Aegon Community Investments 50, LLC	Delaware

Members: Aegon Community Investments 50, LLC (0.10%); Transamerica Financial Life Insurance Company (25.49750%); Transamerica Premier Life Insurance Company (25.49750%); non-AEGON affiliate, Citibank, N.A. (48.9950%)

Investments
Aegon Community Investments 51, LLC	Delaware	Sole Member: Transamerica Life Insurance Company	Investments
AEGON Direct Marketing Services, Inc.	Maryland	Transamerica Premier Life Insurance Company owns 103,324 shares; Commonwealth General Corporation owns 37,161 shares	Marketing company
AEGON Direct Marketing Services International, Inc.	Maryland	100% AUSA Holding, LLC	Marketing arm for sale of mass marketed insurance coverage
AEGON Direct Marketing Services Mexico, S.A. de C.V.	Mexico	100% AEGON DMS Holding B.V.	Provide management advisory and technical consultancy services.
AEGON Direct Marketing Services Mexico Servicios, S.A. de C.V.	Mexico	100% AEGON DMS Holding B.V.	Provide marketing, trading, telemarketing and advertising services in favor of any third party, particularly in favor of insurance and reinsurance companies.
AEGON Financial Services Group, Inc.	Minnesota	100% Transamerica Life Insurance Company	Marketing
AEGON Funding Company, LLC.	Delaware	Sole Member: Transamerica Corporation	Issue debt securities-net proceeds used to make loans to affiliates
Aegon Global Services, LLC	Iowa	Sole Member: Commonwealth General Corporation	Holding company
AEGON Institutional Markets, Inc.	Delaware	100% Commonwealth General Corporation	Provider of investment, marketing and administrative services to insurance companies
AEGON Life Insurance Agency Inc.	Taiwan	100% AEGON Direct Marketing Services, Inc. (Taiwan Domiciled)	Life insurance

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
Aegon LIHTC Fund 50, LLC	Delaware

Members: Aegon Community Investments 50, LLC (0.01%); Transamerica Financial Life Insurance Company (25.49750%); Transamerica Premier Life Insurance Company (25.49750%); non-

Sole Member: Aegon Community Investments 50, LLC (managing member)

Investments
Aegon LIHTC Fund 51, LLC	Delaware	Sole Member: Aegon Community Investments 51, LLC	Investments
AEGON Managed Enhanced Cash, LLC	Delaware	Members: Transamerica Life Insurance Company (84.3972%) ; Transamerica Premier Life Insurance Company (15.6028%)	Investment vehicle for securities lending cash collateral
AEGON Management Company	Indiana	100% Transamerica Corporation	Holding company
AEGON N.V.	Netherlands	22.446% of Vereniging AEGON Netherlands Membership Association	Holding company
AEGON Structured Settlements, Inc.	Kentucky	100% Commonwealth General Corporation	Administers structured settlements of plaintiff’s physical injury claims against property and casualty insurance companies.
AEGON USA Asset Management Holding, LLC	Iowa	Sole Member: AUSA Holding, LLC	Holding company
AEGON USA Investment Management, LLC	Iowa	Sole Member: AEGON USA Asset Management Holding, LLC	Investment advisor
AEGON USA Real Estate Services, Inc.	Delaware	100% AEGON USA Realty Advisors, Inc.	Real estate and mortgage holding company
AEGON USA Realty Advisors, LLC	Iowa	Sole Member: AEGON USA Asset Management Holding, LLC	Administrative and investment services
AEGON USA Realty Advisors of California, Inc.	Iowa	100% AEGON USA Realty Advisors, Inc.	Investments
AFSG Securities Corporation	Pennsylvania	100% Commonwealth General Corporation	Inactive
AHDF Manager I, LLC	Delaware	Sole Member: AEGON USA Realty Advisors, LLC	Investments
ALH Properties Eight LLC	Delaware	Sole Member: FGH USA LLC	Real estate
ALH Properties Eleven LLC	Delaware	Sole Member: FGH USA LLC	Real estate
ALH Properties Four LLC	Delaware	Sole Member: FGH USA LLC	Real estate
ALH Properties Nine LLC	Delaware	Sole Member: FGH USA LLC	Real estate
ALH Properties Seven LLC	Delaware	Sole Member: FGH USA LLC	Real estate
ALH Properties Seventeen LLC	Delaware	Sole Member: FGH USA LLC	Real estate
ALH Properties Sixteen LLC	Delaware	Sole Member: FGH USA LLC	Real estate
ALH Properties Ten LLC	Delaware	Sole Member: FGH USA LLC	Real estate
ALH Properties Twelve LLC	Delaware	Sole Member: FGH USA LLC	Real estate
ALH Properties Two LLC	Delaware	Sole Member: FGH USA LLC	Real estate
AMTAX HOLDINGS 308, LLC	Ohio	TAHP Fund II, LLC - 100% member; TAH Pentagon Funds LLC - non-owner manager	Affordable housing
AMTAX HOLDINGS 347, LLC	Ohio	TAHP Fund II, LLC - 100% member; TAH Pentagon Funds LLC - non-owner manager	Affordable housing
AMTAX HOLDINGS 388, LLC	Ohio	TAHP Fund II, LLC - 100% member; TAH Pentagon Funds LLC - non-owner manager	Affordable housing

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
AMTAX HOLDINGS 483, LLC	Ohio	TAHP Fund I, LLC - 100% MEMBER; TAH Pentagon Funds LLC - non-owner manager	Affordable housing
AMTAX HOLDINGS 546, LLC	Ohio	TAHP Fund II, LLC - 100% member; TAH Pentagon Funds LLC - non-owner manager	Affordable housing
AMTAX HOLDINGS 559, LLC	Ohio	TAHP Fund I, LLC - 100% MEMBER; TAH Pentagon Funds LLC - non-owner manager	Affordable housing
AMTAX HOLDINGS 561, LLC	Ohio	TAHP Fund VII, LLC - 100% member; TAH Pentagon Funds LLC - non-owner manager	Affordable housing
AMTAX HOLDINGS 567, LLC	Ohio	TAHP Fund I, LLC - 100% MEMBER; TAH Pentagon Funds LLC - non-owner manager	Affordable housing
AMTAX HOLDINGS 588, LLC	Ohio	TAHP Fund I, LLC - 100% MEMBER; TAH Pentagon Funds LLC - non-owner manager	Affordable housing
AMTAX HOLDINGS 613, LLC	Ohio	Garnet LIHTC Fund VII, LLC - 99% member; Cupples State LIHTC Investors, LLC - 1% member; TAH Pentagon Funds, LLC - non-owner manager	Affordable housing
AMTAX HOLDINGS 639, LLC	Ohio	TAHP Fund I, LLC - 100% MEMBER; TAH Pentagon Funds LLC - non-owner manager	Affordable housing
AMTAX HOLDINGS 649, LLC	Ohio	TAHP Fund I, LLC - 100% MEMBER; TAH Pentagon Funds LLC - non-owner manager	Affordable housing
AMTAX HOLDINGS 672, LLC	Ohio	TAHP Fund I, LLC - 100% MEMBER; TAH Pentagon Funds LLC - non-owner manager	Affordable housing
AMTAX HOLDINGS 713, LLC	Ohio	TAHP Fund II, LLC - 100% member; TAH Pentagon Funds LLC - non-owner manager	Affordable housing
Apollo Housing Capital Arrowhead Gardens, LLC	Delaware	Sole Member: Garnet LIHTC Fund XXXV, LLC	Affordable housing
AUIM Credit Opportunities Fund, Ltd.	Delaware	100% AEGON USA Investment Management, LLC	Investment vehicle
AUSA Holding, LLC	Maryland	Sole Member: 100% Transamerica Corporation	Holding company
AUSA Properties, Inc.	Iowa	100% AEGON USA Realty Advisors, LLC	Own, operate and manage real estate
AXA Equitable AgriFinance, LLC	Delaware	Members: AEGON USA Realty Advisors, LLC (50%); AXA Equitable Life Insurance Company, a non-affiliate of AEGON (50%)	Agriculturally-based real estate advisory services
Barfield Ranch Associates, LLC	Florida	Members: Mitigation Manager, LLC (50%); non-affiliate of AEGON, OBPFL-Barfield, LLC (50%)	Investments
Bay Area Community Investments I, LP	California	Partners: 69.995% Transamerica Life Insurance Company; 29.995% Transamerica Premier Life Insurance Company; 0.01% Transamerica Affordable housing, Inc.	Investments in low income housing tax credit properties
Bay State Community Investments I, LLC	Delaware	Sole Member: Transamerica Premier Life Insurance Company	Investments in low income housing tax credit properties
Bay State Community Investments II, LLC	Delaware	Sole Member: Transamerica Premier Life Insurance Company	Investments in low income housing tax credit properties

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
Carle Place Leasehold SPE, LLC	Delaware	Sole Member: Transamerica Financial Life Insurance Company	Lease holder
Cedar Funding, Ltd.	Cayman Islands	100% Transamerica Life Insurance Company	Investments
Commonwealth General Corporation	Delaware	100% Transamerica Corporation	Holding company
Creditor Resources, Inc.	Michigan	100% AUSA Holding, LLC	Credit insurance
CRI Solutions Inc.	Maryland	100% Creditor Resources, Inc.	Sales of reinsurance and credit insurance
Cupples State LIHTC Investors, LLC	Delaware	Sole Member: Garnet LIHTC Fund VIII, LLC	Investments
FD TLIC, Limited Liability Company	New York	100% Transamerica Life Insurance Company	Broadway production
FGH Realty Credit LLC	Delaware	Sole Member: FGH USA, LLC	Real estate
FGH USA LLC	Delaware	Sole Member: RCC North America LLC	Real estate
FGP 90 West Street LLC	Delaware	Sole Member: FGH USA LLC	Real estate
FGP West Street LLC	Delaware	Sole Member: FGP West Mezzanine LLC	Real estate
Fifth FGP LLC	Delaware	Sole Member: FGH USA LLC	Real estate
Financial Planning Services, Inc.	District of Columbia	100% Commonwealth General Corporation	Special-purpose subsidiary
Firebird Re Corp.	Arizona	100% Transamerica Corporation	Captive insurance company
First FGP LLC	Delaware	Sole Member: FGH USA LLC	Real estate
Fourth FGP LLC	Delaware	Sole Member: FGH USA LLC	Real estate
Garnet Assurance Corporation	Kentucky	100% Transamerica Life Insurance Company	Investments
Garnet Assurance Corporation II	Iowa	100% Commonwealth General Corporation	Business investments
Garnet Assurance Corporation III	Iowa	100% Transamerica Life Insurance Company	Business investments
Garnet Community Investments, LLC	Delaware	Sole Member: Transamerica Premier Life Insurance Company	Investments
Garnet Community Investments III, LLC	Delaware	Sole Member: Transamerica Life Insurance Company	Business investments
Garnet Community Investments IV, LLC	Delaware	Sole Member: Transamerica Premier Life Insurance Company	Investments
Garnet Community Investments V, LLC	Delaware	Sole Member: Transamerica Premier Life Insurance Company	Investments
Garnet Community Investments VI, LLC	Delaware	Sole Member: Transamerica Premier Life Insurance Company	Investments
Garnet Community Investments VII, LLC	Delaware	Sole Member: Transamerica Premier Life Insurance Company	Investments
Garnet Community Investments VIII, LLC	Delaware	Sole Member: Transamerica Premier Life Insurance Company	Investments
Garnet Community Investments IX, LLC	Delaware	Sole Member: Transamerica Premier Life Insurance Company	Investments
Garnet Community Investments X, LLC	Delaware	Sole Member: Transamerica Premier Life Insurance Company	Investments
Garnet Community Investments XI, LLC	Delaware	Sole Member: Transamerica Premier Life Insurance Company	Investments
Garnet Community Investments XII, LLC	Delaware	Sole Member: Transamerica Premier Life Insurance Company	Investments

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
Garnet Community Investments XVIII, LLC	Delaware	Sole Member: Transamerica Life Insurance Company	Investments
Garnet Community Investments XX, LLC	Delaware	Sole Member - Transamerica Life Insurance Company	Investments
Garnet Community Investments XXIV, LLC	Delaware	Sole Member - Transamerica Life Insurance Company	Investments
Garnet Community Investments XXV, LLC	Delaware	Sole Member - Transamerica Life Insurance Company	Investments
Garnet Community Investment XXVI, LLC	Delaware	Sole Member: Transamerica Life Insurance Company	Investments
Garnet Community Investments XXVII, LLC	Delaware	Sole Member - Transamerica Life Insurance Company	Investments
Garnet Community Investment XXVIII, LLC	Delaware	Sole Member - Transamerica Life Insurance Company	Investments
Garnet Community Investments XXIX, LLC	Delaware	Sole Member - Transamerica Life Insurance Company	Investments
Garnet Community Investments XXX, LLC	Delaware	Sole Member - Transamerica Life Insurance Company	Investments
Garnet Community Investments XXXI, LLC	Delaware	Sole Member - Transamerica Life Insurance Company	Investments
Garnet Community Investments XXXII, LLC	Delaware	Sole Member - Transamerica Life Insurance Company	Investments
Garnet Community Investments XXXIII, LLC	Delaware	Sole Member - Transamerica Life Insurance Company	Investments
Garnet Community Investments XXXIV, LLC	Delaware	Sole Member - Transamerica Life Insurance Company	Investments
Garnet Community Investments XXXV, LLC	Delaware	Sole Member - Transamerica Life Insurance Company	Investments
Garnet Community Investments XXXVI, LLC	Delaware	Sole Member - Transamerica Life Insurance Company	Investments
Garnet Community Investments XXXVII, LLC	Delaware	Sole Member - Transamerica Life Insurance Company	Investments
Garnet Community Investments XXXVIII, LLC	Delaware	Sole Member - Transamerica Life Insurance Company	Investments
Garnet Community Investments XXXIX, LLC	Delaware	Sole Member - Transamerica Life Insurance Company	Investments
Garnet Community Investments XL, LLC	Delaware	Sole Member - Transamerica Life Insurance Company	Investments
Garnet Community Investments XLI, LLC	Delaware	Sole Member: Transamerica Life Insurance Company	Investments
Garnet Community Investments XLII, LLC	Delaware	Sole Member: Transamerica Life Insurance Company	Investments
Garnet Community Investments XLIII, LLC	Delaware	Sole Member: Transamerica Life Insurance Company	Investments
Garnet Community Investments XLIV, LLC	Delaware	Sole Member: Transamerica Life Insurance Company	Investments
Garnet Community Investments XLVI, LLC	Delaware	Sole Member: Transamerica Life Insurance Company	Investments
Garnet Community Investments XLVII, LLC	Delaware	Sole Member: Transamerica Life Insurance Company	Investments
Garnet Community Investments XLVIII, LLC	Delaware	Sole Member: Transamerica Life Insurance Company	Investments

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
Garnet Community Investments XLIX, LLC	Delaware	Sole Member: Transamerica Life Insurance Company	Investments
Garnet ITC Fund XLIII, LLC	Delaware	Members: Garnet Community Investments XLIII, LLC (0%) asset manager: non-affiliate of AEGON, Solar TC Corp. (100%) investor member	Investments
Garnet LIHTC Fund III, LLC	Delaware	Members: Garnet Community Investments III, LLC (0.01%); Jefferson-Pilot Life Insurance Company, a non-AEGON affiliate (99.99%)	Investments
Garnet LIHTC Fund IV, LLC	Delaware	Members: Garnet Community Investments IV, LLC (0.01%); Goldenrod Asset Management, Inc., a non-AEGON affiliate (99.99%)	Investments
Garnet LIHTC Fund V, LLC	Delaware	Members: Garnet Community Investments V, LLC (0.01%); Lease Plan North America, Inc., a non-AEGON affiliate (99.99%)	Investments
Garnet LIHTC Fund VI, LLC	Delaware	Members: Garnet Community Investments VI, LLC (0.01%); Pydna Corporation, a non-AEGON affiliate (99.99%)	Investments
Garnet LIHTC Fund VII, LLC	Delaware	Members: Garnet Community Investments VII, LLC (0.01%); J.P. Morgan Chase Bank, N.A., a non-AEGON affiliate(99.99%)	Investments
Garnet LIHTC Fund VIII, LLC	Delaware	Members: Garnet Community Investments VIII, LLC (0.01%); J.P. Morgan Chase Bank, N.A., a non-AEGON affiliate (99.99%)	Investments
Garnet LIHTC Fund IX, LLC	Delaware	Members: Garnet Community Investments IX, LLC (0.01%); Bank of America, N.A., a non-AEGON affiliate (99.99%)	Investments
Garnet LIHTC Fund X, LLC	Delaware	Members: Garnet Community Investments X, LLC (0.01%); Goldenrod Asset Management, a non-AEGON affiliate (99.99%)	Investments
Garnet LIHTC Fund XI, LLC	Delaware	Members: Garnet Community Investments XI, LLC (0.01%); NorLease, Inc., a non-AEGON affiliate (99.99%)	Investments
Garnet LIHTC Fund XII, LLC	Delaware	Members: Garnet Community Investments XII, LLC (.01%); and the following non-AEGON affiliates: Bank of America, N.A.( 73.39%); J.P. Morgan Chase Bank, N.A. (13.30%); NorLease, Inc. (13.30%)	Investments
Garnet LIHTC Fund XII-A, LLC	Delaware	Members: Garnet Community Investments XII, LLC (0.01%); Bank of America, N.A., a non-AEGON affiliate (99.99%)	Investments
Garnet LIHTC Fund XII-B, LLC	Delaware	Members: Garnet Community Investments XII, LLC (0.01%); J.P. Morgan Chase Bank, N.A., a non-AEGON affiliate (99.99%)	Investments
Garnet LIHTC Fund XII-C, LLC	Delaware	Members: Garnet Community Investments XII, LLC (.01%); NorLease, Inc., a non-AEGON affiliate (99.99%)	Investments
Garnet LIHTC Fund XIII, LLC	Delaware	Members: Garnet Community Investments XII, LLC (.01%); and the following non-AEGON affiliates: Bank of America, N.A.( 73.39%); J.P. Morgan Chase Bank, N.A. (13.30%); NorLease, Inc. (13.30%)	Investments

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
Garnet LIHTC Fund XIII-A, LLC	Delaware	Members: Garnet Community Investments XII, LLC (.01%); J.P. Morgan Chase Bank, N.A., a non-AEGON affiliate (99.99%)	Investments
Garnet LIHTC Fund XIII-B, LLC	Delaware	Members: Garnet Community Investments XII, LLC (.01%); NorLease, Inc., a non-AEGON affiliate (99.99%)	Investments
Garnet LIHTC Fund XIV, LLC	Delaware	Members: 0.01% Garnet Community Investments, LLC (0.01%); Wells Fargo Bank, N.A. (49.995%); and Goldenrod Asset Management, Inc.(49.995%), both non-AEGON affiliates	Investments
Garnet LIHTC Fund XV, LLC	Delaware	Members: Garnet Community Investments, LLC (0.01%); Bank of America, N.A., a non-AEGON affiliate (99.99%)	Investments
Garnet LIHTC Fund XVI, LLC	Delaware	Members: Garnet Community Investments, LLC (0.01%); FNBC Leasing Corporation, a non-AEGON entity (99.99%)	Investments
Garnet LIHTC Fund XVII, LLC	Delaware	Members: Garnet Community Investments, LLC (0.01%); Special Situations Investing Group II, LLC, a non-affiliate of AEGON (99.99%)	Investments
Garnet LIHTC Fund XVIII, LLC	Delaware	Members: Garnet Community Investments XVIII, LLC (0.01%); Verizon Capital Corp., a non-AEGON affiliate (99.99%)	Investments
Garnet LIHTC Fund XIX, LLC	Delaware	Members: Garnet Community Investments, LLC (0.01%); Bank of America, N.A., a non-AEGON affiliate (99.99%)	Investments
Garnet LIHTC Fund XX, LLC	Delaware	Sole Member - Garnet Community Investments XX, LLC	Investments
Garnet LIHTC Fund XXI, LLC	Delaware	Sole Member: Garnet Community Investments, LLC	Investments
Garnet LIHTC Fund XXII, LLC	Delaware	Members: Garnet Community Investments, LLC (0.01%); NorLease, Inc., a non-AEGON affiliate (99.99%)	Investments
Garnet LIHTC Fund XXIII, LLC	Delaware	Members: Garnet Community Investments, LLC (0.01%); Idacorp Financial Services, Inc., a non-AEGON affiliate (99.99%)	Investments
Garnet LIHTC Fund XXIV, LLC	Delaware

Members: Garnet Community Investments XXIV, LLC (0.01% as Managing Member); Transamerica Life Insurance Company (21.26%); non-affiliates of AEGON: New York Life Insurance Company (25.51%), New York Life Insurance and Annuity Corporation (21.73%) and Principal Life Insurance Company (31.49%)

Investments
Garnet LIHTC Fund XXV, LLC	Delaware	Members: Garnet Community Investment XXV, LLC (0.01%); Garnet LIHTC Fund XXVIII LLC (1%); non-affiliates of AEGON: Mt. Hamilton Fund, LLC (97.99%); Google Affordable housing I LLC (1%)	Investments
Garnet LIHTC Fund XXVI, LLC	Delaware	Members: Garnet Community Investments XXVI, LLC (0.01%); American Income Life Insurance Company, a non-affiliate of AEGON (99.99%)	Investments

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
Garnet LIHTC Fund XXVII, LLC	Delaware

Members: Garnet Community Investments XXVII, LLC (0.01%); Transamerica Life Insurance Company (16.7045%); non-affiliates of AEGON: Aetna Life Insurance Company (30.2856%); New York Life Insurance Company (22.7142%); ProAssurance Casualty Company (3.6343%); ProAssurance Indemnity Company (8.4800%); State Street Bank and Trust Company (18.1714%)

Investments
Garnet LIHTC Fund XXVIII, LLC	Delaware

Members: Garnet Community Investments XXVIII LLC (0.01%); non-affiliates of AEGON: USAA Casualty Insurance Company (17.998%); USAA General Indemnity Company (19.998%); USAA Life Insurance Company (3.999%); United Services Automobile Association (57.994%)

Investments
Garnet LIHTC Fund XXIX, LLC	Delaware	Members: Garnet Community Investments XXIX, LLC (.01%); non-affiliate of AEGON: Bank of America, N.A. (99.99%)	Investments
Garnet LIHTC Fund XXX, LLC	Delaware	Members: Garnet Community Investments XXX, LLC (0.01%); non-affiliate of AEGON, New York Life Insurance Company (99.99%)	Investments
Garnet LIHTC Fund XXXI, LLC	Delaware	Members: Garnet Community Investments XXXI, LLC (0.1%); non-affiliates of AEGON: Thunderbolt Peak Fund, LLC (98.99%); Google Affordable housing I, LLC (1%)	Investments
Garnet LIHTC Fund XXXII, LLC	Delaware	Sole Member: Garnet Community Investments XXXVII, LLC.	Investments
Garnet LIHTC Fund XXXIII, LLC	Delaware	Members: Garnet Community Investment XXXIII, LLC (0.01%); non-affiliate of AEGON, NorLease, Inc. (99.99%)	Investments
Garnet LIHTC Fund XXXIV, LLC	Delaware	Members: non-AEGON affiliate, U.S. Bancorp Community Development Corporation (99.99%); Garnet Community Investments XXXIV, LLC (.01%)	Investments
Garnet LIHTC Fund XXXV, LLC	Delaware	Members: Garnet Community Investment XXXV, LLC (0.01%); non-affiliate of AEGON, Microsoft Corporation (99.99%)	Investments
Garnet LIHTC Fund XXXVI, LLC	Delaware	Members: Garnet Community Investments XXXVI, LLC (1%) as managing member; JPM Capital Corporation, a non-AEGON affiliate (99%) as investor member	Investments
Garnet LIHTC Fund XXXVII, LLC	Delaware	Members: Garnet Community Investments XXXVII, LLC (.01%); LIH Realty Corporation, a non-AEGON affiliate (99.99%)	Investments
Garnet LIHTC Fund XXXVIII, LLC	Delaware	Members: Garnet Community Investments XXXVIII, LLC, non-member manager; non-affiliate of AEGON, Norlease, Inc. (100%)	Investments
Garnet LIHTC Fund XXXIX, LLC	Delaware	Members: Garnet Community Investments XXXIX, LLC at 1% managing member and non-AEGON affiliate, FNBC Leasing Corporation as the 99% investor member.	Investments

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
Garnet LIHTC Fund XL, LLC	Delaware	Members: Garnet Community Investments XL, LLC as a .01% member and non-AEGON affiliate, Partner Reinsurance Company of the U.S. as the 99.99% member.	Investments
Garnet LIHTC Fund XLI, LLC	Delaware

Members: Transamerica Life Insurance Company (9.990%) and Garnet Community Investments XLI, LLC (.01% managing member); non-AEGON affiliates : BBCN Bank (1.2499%), East West Bank (12.4988%), Opus Bank (12.4988%), Standard Insurance Company (24.9975%), Mutual of Omaha (12.4988%), Pacific Western Bank (7.4993%) and Principal Life Insurance Company (18.7481%).

Investments
Ganet LIHTC Fund XLII, LLC	Delaware	Members: Garnet Community Investments XLII, LLC (.01%) managing member; non-affiliates of AEGON: Community Trust Bank (83.33%) investor member; Metropolitan Bank (16.66%) investor member.	Investments
Garnet LIHTC Fund XLIV-A, LLC	Delaware	Sole Member: ING Capital, LLC; Asset Manager: Garnet Community Investments XLIV, LLC (0% interest)	Investments
Garnet LIHTC Fund XLIV-B, LLC	Delaware	Sole Member: Lion Capital Delaware, Inc.; Asset Manager: Garnet Community Investments XLIV, LLC (0% interest)	Investments
Garnet LIHTC Fund XLVI, LLC	Delaware	Members: Garnet Community Investments XLVI, LLC (0.01%) managing member; non-affiliate of AEGON, Standard Life Insurance Company (99.99%) investor member	Investments
Garnet LIHTC Fund XLVII, LLC	Delaware

Members: Garnet Community Investments XLVII, LLC (1%) managing member; Transamerica Premire Life Insurance Company (14%) investor member; non-affiliate of AEGON: Citibank, N.A. (49%) investor member; New York Life Insurance Company (20.5%) investor member and New York Life Insurance and Annuity Corporation (15.5%) investor member.

Investments
Garnet LIHTC Fund XLVIII, LLC	Delaware	Sole Member: Garnet Community Investments XLVIII, LLC	Investments
Harbor View Re Corp.	Hawaii	100% Commonwealth General Corporation	Captive insurance company
Horizons Acquisition 5, LLC	Florida	Sole Member - PSL Acquisitions Operating, LLC	Development company
Horizons St. Lucie Development, LLC	Florida	Sole Member - PSL Acquisitions Operating, LLC	Development company
Imani Fe, LP	California

Partners: Garnet LIHTC Fund XIV, LL (99.99% investor limited partner); Transamerica Affordable housing, Inc. (non-owner manager); non-affiliates of AEGON: ABS Imani Fe, LLC (.0034% class A limited partner); Central Valley Coalition for Affordable housing (.0033% co-managing general partner); Grant Housing and Economic Development Corporation (.0033% managing partner)

Affordable housing
InterSecurities Insurance Agency, Inc.	California	100% Transamerica Premier Life Insurance Company	Insurance agency
Interstate North Office Park GP, LLC	Delaware	Sole Member: Interstate North Office Park Owner, LLC	Investments

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
Interstate North Office Park, LP	Delaware	100% Interstate North Office Park Owner, LLC	Investments
Interstate North Office Park Owner, LLC	Delaware	Sole Member: Investors Warranty of America, LLC	Investments
Interstate North Office Park (Land) GP, LLC	Delaware	Sole Member: Interstate North Office Park Owner, LLC	Investments
Interstate North Office Park (Land) LP	Delaware	100% Interstate North Office Park Owner, LLC	Investments
Investors Warranty of America, LLC	Iowa	Sole Member: Transamerica Life Insurance Company	Leases business equipment
Ironwood Re Corp.	Hawaii	100% Transamerica Corporation	Captive insurance company
LCS Associates, LLC	Delaware	Sole Member: Investors Warranty of America, LLC	Investments
Life Investors Alliance LLC	Delaware	Sole Member: Transamerica Life Insurance Company	Purchase, own, and hold the equity interest of other entities
LIHTC Fund XLV, LLC	Delaware	Non-Member Manager: Garnet Community Investments XLV, LLC (0%)	Investments
LIHTC Fund XLIX, LLC	Delaware	Sole Member: Garnet Community Investments XLIX, LLC	Investments
LIICA Holdings, LLC	Delaware	Sole Member: Transamerica Life Insurance Company	To form and capitalize LIICA Re I, Inc.
LIICA Re I, Inc.	Vermont	100% LIICA Holdings, LLC	Captive insurance company
LIICA Re II, Inc.	Vermont	100% Transamerica Life Insurance Company	Captive insurance company
Massachusetts Fidelity Trust Company	Iowa	100% AUSA Holding, LLC	Trust company
Mitigation Manager, LLC	Delaware	Sole Member: Investors Warranty of America, LLC	Investments
MLIC Re I, Inc.	Vermont	100% Transamerica Life Insurance Company	Captive insurance company
Money Services, Inc.	Delaware	100% AUSA Holding, LLC

Provides certain financial services for affiliates including, but not limited to, certain intellectual property, computer and computer-related software and hardware services, including procurement and contract services to some or all of the members of the AEGON Group in the United States and Canada.

Monumental Financial Services, Inc.	Maryland	100% Transamerica Corporation	DBA in the State of West Virginia for United Financial Services, Inc.
Monumental General Administrators, Inc.	Maryland	100% AUSA Holding, LLC	Provides management services to unaffiliated third party administrator
nVISION Financial, Inc.	Iowa	100% AUSA Holding, LLC	Special-purpose subsidiary
New Markets Community Investment Fund, LLC	Iowa	Members: AEGON Institutional Markets, Inc.(50%); AEGON USA Realty Advisors, Inc. (50%)	Community development entity
Oncor Insurance Services, LLC	Iowa	Sole Member - Life Investors Financial Group, Inc.	Direct sales of term life insurance
Osceola Mitigation Partners, LLC	Florida	Members: Mitigation Manager, LLC (50%); non-affiliate of AEGON, OBPFL-MITBK, LLC (50%)	Investmetns
Pearl Holdings, Inc. I	Delaware	100% AEGON USA Asset Management Holding, LLC	Holding company
Pearl Holdings, Inc. II	Delaware	100% AEGON USA Asset Management Holding, LLC	Holding company
Peoples Benefit Services, LLC	Pennsylvania	Sole Member - Transamerica Life Insurance Company	Special-purpose subsidiary

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
Pine Falls Re, Inc.	Vermont	100% Transamerica Life Insurance Company	Captive insurance company
Placer 400 Investors, LLC	California	Members: Investors Warranty of America, LLC (50%); non-affiliate of AEGON, AKT Placer 400 Investors, LLC (50%)	Investments
Primus Guaranty, Ltd.	Bermuda	Members: Transamerica Life Insurance Company (20% 13.1%) and non-affiliates of AEGON and the public holders own the remainder.	Provides protection from default risk of investment grade corporate and sovereign issues of financial obligations.
PSL Acquisitions Operating, LLC	Iowa	Sole Member: Investors Warranty of America, LLC	Owner of Core subsidiary entities
RCC North America LLC	Delaware	Sole Member: Transamerica Corporation	Real estate
Real Estate Alternatives Portfolio 2 LLC	Delaware	Members are: Transamerica Life Insurance Company (92.%); Transamerica Financial Life Insurance Company (7.5%). Manager: AEGON USA Realty Advisors, Inc.	Real estate alternatives investment
Real Estate Alternatives Portfolio 3 LLC	Delaware	Members are: Transamerica Life Insurance Company (74.4%); Transamerica Premier Life Insurance Company (25.6%). Manager: AEGON USA Realty Advisors, Inc.	Real estate alternatives investment
Real Estate Alternatives Portfolio 3A, Inc.	Delaware	Members: Transamerica Premier Life Insurance Company (37%); Transamerica Financial Life Insurance Company (9.4%); Transamerica Life Insurance Company (53.6%).	Real estate alternatives investment
Real Estate Alternatives Portfolio 4 HR, LLC	Delaware	Members: Transamerica Life Insurance Company (64%); Transamerica Premier Life Insurance Company (32%); Transamerica Financial Life Insurance Company (4%). Manager: AEGON USA Realty Advisors, Inc.	Investment vehicle for alternative real estate investments that are established annually for our affiliated companies common investment
Real Estate Alternatives Portfolio 4 MR, LLC	Delaware	Members: Transamerica Life Insurance Company (64%); Transamerica Premier Life Insurance Company (32%); Transamerica Financial Life Insurance Company (4%). Manager: AEGON USA Realty Advisors, Inc.	Investment vehicle for alternative real estate investments that are established annually for our affiliated companies common investment
River Ridge Insurance Company	Vermont	100% AEGON Management Company	Captive insurance company
SB Frazer Owner, LLC	Delaware	Sole Member: Transamerica Life Insurance Company	Investments
Second FGP LLC	Delaware	Sole Member: FGH USA LLC	Real estate
Seventh FGP LLC	Delaware	Sole Member: FGH USA LLC	Real estate
Short Hills Management Company	New Jersey	100% Transamerica Corporation	Dormant
Southwest Equity Life Insurance Company	Arizona	Voting common stock is allocated 75% of total cumulative vote - Transamerica Corporation. Participating Common stock (100% owned by non-AEGON shareholders) is allocated 25% of total cumulative vote.	Insurance
St. Lucie West Development Company, LLC	Florida	Sole Member - PSL Acquisitions Operating, LLC	Development company
Stonebridge Benefit Services, Inc.	Delaware	100% Commonwealth General Corporation	Health discount plan

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
Stonebridge Reinsurance Company	Vermont	100% Transamerica Life Insurance Company	Captive insurance company
TAH-MCD IV, LLC	Iowa	Sole Member - Transamerica Affordable housing, Inc.	Serve as the general partner for McDonald Corporate Tax Credit Fund IV Limited Partnership.
TAH Pentagon Funds, LLC	Iowa	Sole Member - Transamerica Affordable housing, Inc.	Serve as a general partner in a lower-tier tax credit entity
TAHP Fund 1, LLC	Delaware	Sole Member - Garnet LIHTC Fund IX, LLC	Real estate investments
TAHP Fund 2, LLC	Delaware	Sole Member - Garnet LIHTC Fund VIII, LLC	Low incoming housing tax credit
TAHP Fund VII, LLC	Delaware	Investor Member: Garnet LIHTC Fund XIX, LLC	Real estate investments
TCF Asset Management Corporation	Colorado	100% TCFC Asset Holdings, Inc.	A depository for foreclosed real and personal property.
TCFC Air Holdings, Inc.	Delaware	100% Transamerica Commercial Finance Corporation, I	Holding company
TCFC Asset Holdings, Inc.	Delaware	100% Transamerica Commercial Finance Corporation, I	Holding company
The AEGON Trust Advisory Board: Mark W. Mullin, Alexander R. Wynaendts, and Jay Orlandi	Delaware	100% AEGON International B.V.	Voting Trust
THH Acquisitions, LLC	Iowa	Sole Member - Investors Warranty of America, LLC	Acquirer of Core South Carolina mortgage loans from Investors Warranty of America, LLC and holder of foreclosed real estate.
TLIC Oakbrook Reinsurance, Inc.	Iowa	100% Transamerica Life Insurance Company	Limited purpose subsidiary life insurance company
TLIC Riverwood Reinsurance, Inc.	Iowa	100% Transamerica Life Insurance Company	Limited purpose subsidiary life insurance company
TLIC Watertree Reinsurance Inc.	Iowa	100% Transamerica Life Insurance Company	Limited purpose subsidiary life insurance company
Tradition Development Company, LLC	Florida	Sole Member - PSL Acquisitions Operating, LLC	Development company
Tradition Irrigation Company, LLC	Florida	Sole Member - PSL Acquisitions Operating, LLC	Irrigation company
Tradition Land Company, LLC	Iowa	Sole Member: Investors Warranty of America, LLC	Acquirer of Core Florida mortgage loans from Investors Warranty and holder of foreclosed real estate.
Transamerica Accounts Holding Corporation	Delaware	100% TCFC Asset Holdings, Inc.	Holding company
Transamerica Advisors Life Insurance Company	Arkansas	100% Transamerica Corporation	Insurance company
Transamerica Affinity Marketing Corretora de Seguros Ltda.	Brazil	749,000 quota shares owned by AEGON DMS Holding B.V.; 1 quota share owned by AEGON International B.V.	Brokerage company
Transamerica Affinity Services, Inc.	Maryland	100% AEGON Direct Marketing Services, Inc.	Marketing company
Transamerica Affordable housing, Inc.	California	100% Transamerica Realty Services, LLC	General partner LHTC Partnership
Transamerica Agency Network, Inc.	Iowa	100% AUSA Holding, LLC	Special purpose subsidiary
Transamerica Annuity Service Corporation	New Mexico	100% Commonwealth General Corporation	Performs services required for structured settlements

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
Transamerica Asset Management, Inc.	Florida	Transamerica Premier Life Insurance Company owns 77%; AUSA Holding, LLC owns 23%.	Fund advisor
Transamerica Aviation LLC	Delaware	Sole Member: TCFC Air Holdings, Inc.	Special purpose corporation
Transamerica (Bermuda) Services Center, Ltd.	Bermuda	100% AEGON International B.V.	Special purpose corporation
Transamerica Capital, Inc.	California	100% AUSA Holding, LLC	Broker/Dealer
Transamerica Casualty Insurance Company	Ohio	100% Transamerica Corporation	Insurance company
Transamerica Commercial Finance Corporation, I	Delaware	100% Transamerica Finance Corporation	Holding company
Transamerica Consumer Finance Holding Company	Delaware	100% TCFC Asset Holdings, Inc.	Consumer finance holding company
Transamerica Corporation	Delaware	100% The AEGON Trust	Major interest in insurance and finance
Transamerica Corporation	Oregon	100% Transamerica Corporation	Holding company
Transamerica Distribution Finance - Overseas, Inc.	Delaware	100% TCFC Asset Holdings, Inc.	Commercial Finance
Transamerica Finance Corporation	Delaware	100% Transamerica Corporation	Commercial & Consumer Lending & equipment leasing
Transamerica Financial Advisors, Inc.	Delaware	1,000 shares owned by AUSA Holding, LLC; 209 shares owned by Commonwealth General Corporation; 729 shares owned by AEGON Asset Management Services, Inc.	Broker/Dealer
Transamerica Financial Life Insurance Company	New York	88% Transamerica Corporation; 12% Transamerica Life Insurance Company	Insurance
Transamerica Fund Services, Inc.	Florida	Transamerica Premier Life Insurance Company owns 44%; AUSA Holding, LLC owns 56%	Mutual fund
Transamerica Funding LP	U.K.	99% Transamerica Leasing Holdings, Inc.; 1% Transamerica Commercial Finance Corporation, I	Intermodal leasing
Transamerica Home Loan	California	100% Transamerica Consumer Finance Holding Company	Consumer mortgages
Transamerica Insurance Marketing Asia Pacific Pty Ltd.	Australia	100% Transamerica Direct Marketing Asia Pacific Pty Ltd.	Insurance intermediary
Transamerica International Direct Marketing Consultants, LLC	Maryland	Members: 51% Beth Lewellyn; 49% AEGON Direct Marketing Services, Inc.	Provide consulting services ancillary to the marketing of insurance products overseas.
Transamerica International RE (Bermuda) Ltd.	Bermuda	100% Transamerica Corporation	Reinsurance
Transamerica International Re Escritório de Representação no Brasil Ltd	Brazil	95% Transamerica International Re(Bermuda) Ltd.; 5% Commonwealth General Corporation	Insurance and reinsurance consulting
Transamerica Investment Management, LLC	Delaware	Sole Member - AEGON USA Asset Management Holding, LLC	Investment advisor
Transamerica Investors Securities Corporation	Delaware	100% Transamerica Retirement Solutions, LLC	Broker/Dealer
Transamerica Leasing Holdings Inc.	Delaware	100% Transamerica Finance Corporation	Holding company
Transamerica Life Insurance Company	Iowa	100% - Commonwealth General Corporation	Insurance
Transamerica Life (Bermuda) Ltd.	Bermuda	100% Transamerica Life Insurance Company	Long-term life insurer in Bermuda - - will primarily write fixed universal life and term insurance
Transamerica Pacific Insurance Company, Ltd.	Hawaii	100% Commonwealth General Corporation	Life insurance

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
Transamerica Premier Life Insurance Company	Iowa	100% Commonwealth General Corporation	Insurance Company
Transamerica Pyramid Properties LLC	Iowa	Sole Member: Transamerica Premier Life Insurance Company	Realty limited liability company
Transamerica Realty Investment Properties LLC	Delaware	Sole Member: Transamerica Premier Life Insurance Company	Realty limited liability company
TABR Realty Services, LLC	Delaware	Sole Member: AUSA Holding, LLC	Real estate investments
Transamerica Resources, Inc.	Maryland	100% Monumental General Administrators, Inc.	Provides education and information regarding retirement and economic issues.
Transamerica Retirement Advisors, LLC	Delaware	Sole Member: Transamerica Retirement Solutions, LLC	Investment advisor
Transamerica Retirement Insurance Agency, LLC	Delaware	Sole Member: Transamerica Retirement Solutions, LLC	Conduct business as an insurance agency.
Transamerica Retirement Solutions, LLC	Delaware	Sole Member: AUSA Holding, LLC	Retirement plan services.
Transamerica Small Business Capital, Inc.	Delaware	100% TCFC Asset Holdings, Inc.	Holding company
Transamerica Stable Value Solutions Inc.	Delaware	100% Commonwealth General Corporation	Principle Business: Provides management services to the stable value division of AEGON insurers who issue synthetic GIC contracts.
Transamerica Travel and Conference Services, LLC	Iowa	Sole Member: Money Services, Inc.	Travel and conference services
Transamerica Vendor Financial Services Corporation	Delaware	100% TCFC Asset Holdings, Inc.	Provides commercial leasing
Transamerica Ventures, LLC	Delaware	Sole Member: AUSA Holding, LLC	Investments
Transamerica Ventures Fund, LLC	Delaware	100% AUSA Holding, LLC	Investments
United Financial Services, Inc.	Maryland	100% Transamerica Corporation	General agency
Universal Benefits, LLC	Iowa	Sole Member: AUSA Holding, LLC	Third party administrator
WFG China Holdings, Inc.	Delaware	100% World Financial Group, Inc.	Hold interest in Insurance Agency located in Peoples Republic of China
WFG Insurance Agency of Puerto Rico, Inc.	Puerto Rico	100% World Financial Group Insurance Agency, Inc.	Insurance agency
WFG Properties Holdings, LLC	Georgia	Sole Member: World Financial Group, Inc.	Marketing
WFG Reinsurance Limited	Hawaii	51% owned by World Financial Group, Inc.; remaining 49% is annually offered to independent contractors associated with WFG Reinsurance Ltd.	Reinsurance
WFG Securities Inc.	Canada	100% World Financial Group Holding Company of Canada, Inc.	Mutual fund dealer
World Financial Group Canada Inc.	Canada	100% World Financial Group Holding Company of Canada Inc.	Marketing
World Financial Group Holding Company of Canada Inc.	Canada	100% Commonwealth General Corporation	Holding company
World Financial Group, Inc.	Delaware	100% AEGON Asset Management Services, Inc.	Marketing
World Financial Group Insurance Agency of Canada Inc.	Ontario	50% World Financial Group Holding Co. of Canada Inc.; 50% World Financial Group Subholding Co. of Canada Inc.	Insurance agency
World Financial Group Insurance Agency of Hawaii, Inc.	Hawaii	100% World Financial Group Insurance Agency, Inc.	Insurance agency
World Financial Group Insurance Agency of Massachusetts, Inc.	Massachusetts	100% World Financial Group Insurance Agency, Inc.	Insurance agency

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
World Financial Group Insurance Agency of Wyoming, Inc.	Wyoming	100% World Financial Group Insurance Agency, Inc.	Insurance agency
World Financial Group Insurance Agency, Inc.	California	100% Transamerica Premier Life Insurance Company	Insurance agency
World Financial Group Subholding Company of Canada Inc.	Canada	100% World Financial Group Holding Company of Canada, Inc.	Holding company
Yarra Rapids, LLC	Delaware	Members are: Real Estate Alternatives Portfolio 4MR, LLC (49%) and non-AEGON affiliate (51%)	Real estate investments
Zahorik Company, Inc.	California	100% AUSA Holding, LLC	Inactive
Zero Beta Fund, LLC	Delaware

Members are: Transamerica Life Insurance Company (71.6%~~)~~; Transamerica Premier Life Insurance Company (16.8%); Transamerica Financial Life Insurance Company (9.3%); Firebird Re Corp. (1.7%); Transamerica Advisors Life Insurance Company (0.7%). Manager: AEGON USA Investment Management LLC

Aggregating vehicle formed to hold various fund investments.

Item 27.	Number of Contract Owners

As of March 31, 2017, there were 522 Contract owners of Advisor’s Edge Variable Annuity; and 700 Contract owners of Advisor’s Edge Select.

Item 28.	Indemnification

The Iowa Code (Sections 490.850 et. seq.) provides for permissive indemnification in certain situations, mandatory indemnification in other situations, and prohibits indemnification in certain situations. The Code also specifies procedures for determining when indemnification payments can be made.

Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Depositor pursuant to the foregoing provisions, or otherwise, the Depositor has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Depositor of expenses incurred or paid by a director, officer or controlling person in connection with the securities being registered), the Depositor will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Principal Underwriters

(a)	Transamerica Capital, Inc. serves as the principal underwriter for:

Transamerica Capital, Inc. serves as the principal underwriter for the Retirement Builder Variable Annuity Account, Separate Account VA B, Separate Account VA Q, Separate Account VA FF, Separate Account VA HH, Separate Account VA-1, Separate Account VA-2L, Separate Account VA-5, Separate Account VA-6, Separate Account VA-7, Separate Account VA-8, Separate Account Fund B, Separate Account Fund C, Transamerica Corporate Separate Account Sixteen, Transamerica Separate Account R3, Separate Account VL, Separate Account VUL-1; Separate Account VUL-2, Separate Account VUL-3, Separate Account VUL-4, Separate Account VUL-5, Separate Account VUL-6, Separate Account VUL-A, and Variable Life Account A. These accounts are separate accounts of Transamerica Life Insurance Company.

Transamerica Capital, Inc. serves as principal underwriter for Separate Account VA BNY, Separate Account VA QNY, TFLIC Separate Account VNY, Separate Account VA-2LNY, TFLIC Separate Account C, Separate Account VA-5NLNY, Separate Account VA-6NY, TFLIC Series Annuity Account, TFLIC Series Life Account, TFLIC Pooled Account No. 44, ML of New York Variable Annuity Separate Account, ML of New York Variable Annuity Separate Account A, ML of New York Variable Annuity Separate Account B, ML of New York Variable Annuity Separate Account C, ML of New York Variable Annuity Separate Account D, ML of New York Variable Life Separate Account, and ML of New York Variable Life Separate Account II. These accounts are separate accounts of Transamerica Financial Life Insurance Company.

Transamerica Capital, Inc. also serves as principal underwriter for Separate Account VA BB, Separate Account VA CC, Separate Account VA U, Separate Account VA V, Separate Account VA AA, WRL Series Annuity Account, WRL Series Annuity Account B, WRL Series Life Account, WRL Series Life Account G, WRL Series Life Corporate Account and Separate Account VL E. This account is a separate account of Transamerica Premier Life Insurance Company.

Transamerica Capital, Inc. also serves as principal underwriter for Merrill Lynch Life Variable Annuity Separate Account, Merrill Lynch Life Variable Annuity Separate Account A, Merrill Lynch Life Variable Annuity Separate Account B, Merrill Lynch Life Variable Annuity Separate Account C, Merrill Lynch Life Variable Annuity Separate Account D, Merrill Lynch Variable Life Separate Account, and Merrill Lynch Life Variable Life Separate Account II. These accounts are separate accounts of Transamerica Advisors Life Insurance Company.

Transamerica Capital, Inc. also serves as principal underwriter for Transamerica Series Trust, Transamerica Funds, Transamerica Investors, Inc., Transamerica Partners Funds Group, Transamerica Partners Funds Group II, Transamerica Partners Portfolios, and Transamerica Asset Allocation Variable Funds.

(b)	Directors and Officers of Transamerica Capital, Inc.:

Name	Principal Business Address	Position and Offices with Underwriter

Brian Beitzel	(2)	Director, Treasurer and Chief Financial Officer

Joe Boan	(1)	Director and Vice President

David R. Paulsen	(3)	Director, Chief Executive Officer, President and Chairman of the Board

Mike Curran	(3)	Chief Compliance Officer

Amy E. Angle	(2)	Secretary

Vincent J. Toner	(3)	Vice President

John Koehler	(3)	Vice President

Alison Ryan	(4)	Assistant Secretary

(1)	100 Light Street, Floor B1, Baltimore, MD 21202
(2)	4333 Edgewood Road N.E., Cedar Rapids, IA 52499-0001
(3)	1801 California Street, Suite 5200, Denver, CO 80202
(4)	1150 S. Olive St., Los Angeles, CA 90015

(c)	Compensation to Principal Underwriter:

Name of Principal Underwriter	Net Underwriting Discounts and Commissions(1)	Compensation on Redemption	Brokerage Commissions	Compensation
Transamerica Capital, Inc.	$1,726,525	0	0	0

(1)	Fiscal Year 2016

Item 30.	Location of Accounts and Records

The records required to be maintained by Section 31(a) of the Investment Company Act of 1940 and Rules 31a-1 to 31a-3 promulgated thereunder, are maintained by Manager Regulatory Filing Unit, Transamerica Premier Life Insurance Company at 4333 Edgewood Road, N.E., Cedar Rapids, Iowa 52499-0001.

Item 31.	Management Services.

All management Contracts are discussed in Part A or Part B.

Item 32.	Undertakings

(a)	Registrant undertakes that it will file a post-effective amendment to this registration statement as frequently as necessary to ensure that the audited financial statements in the registration statement are never more than 16 months old for so long as Premiums under the Contract may be accepted.

(b)	Registrant undertakes that it will include either (i) a postcard or similar written communication affixed to or included in the Prospectus that the applicant can remove to send for a Statement of Additional Information or (ii) a space in the Policy application that an applicant can check to request a Statement of Additional Information.

(c)	Registrant undertakes to deliver any Statement of Additional Information and any financial statements required to be made available under this Form promptly upon written or oral request to Transamerica Premier Life Insurance Company at the address or phone number listed in the Prospectus.

(d)	Transamerica Premier Life Insurance Company hereby represents that the fees and charges deducted under the contracts, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by Transamerica Premier Life Insurance Company.

SECTION 403(B) REPRESENTATIONS

Transamerica Premier Life Insurance Company represents that it is relying on a no-action letter dated November 28, 1988, to the American Council of Life Insurance (Ref. No. IP-6-88), regarding Sections 22(e), 27(c)(1), and 27(d) of the Investment Company Act of 1940, in connection with redeemability restrictions on Section 403(b) Policies, and that paragraphs numbered (1) through (4) of that letter will be complied with.

SIGNATURES

As required by the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant hereby certifies that this Amendment to the Registration Statement meets the requirements for effectiveness pursuant to paragraph (b) of Rule 485 and has caused this Registration Statement to be signed on its behalf, in the City of Cedar Rapids and State of Iowa, on this 27th day of April, 2017.

SEPARATE ACCOUNT VA CC

TRANSAMERICA PREMIER LIFE INSURANCE COMPANY
Depositor

*
Blake S. Bostwick
President

As required by the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signatures	Title	Date

* Blake S. Bostwick	Director and President	April 27, 2017

* Eric J. Martin	Controller, Senior Vice President and Assistant Treasurer	April 27, 2017

* Mark W.Mullin	Director and Chairman of the Board	April 27, 2017

* Jay Orlandi	Director, Executive Vice President, Secretary and General Counsel.	April 27, 2017

* David Schulz	Director, Senior Vice President, Chief Tax Officer	April 27, 2017

* C. Michiel van Katwijk	Director, Executive Vice President, Chief Financial Officer and Treasurer	April 27, 2017

/s/ Alison Ryan *By: Alison Ryan	Assistant Secretary	April 27, 2017

*	By: Alison Ryan – Attorney-in-Fact pursuant to Powers of Attorney filed previously and herewith

Registration No.

333 - 146323

811-06564

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

EXHIBITS

TO

FORM N-4

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933

FOR

SEPARATE ACCOUNT VA CC

EXHIBIT INDEX

Exhibit No.	Description of Exhibit

8(f)(3)	Schedule A Revision 8-8-2016 (Nationwide)

8(m)(21)	Schedule A Revision 5-1-2017 (TST)

8(o)(4)	Amendment No. 14 to Participation Agreement 5-1-2016 (Dreyfus)

8(o)(5)	Amendment No. 15 to Participation Agreement 5-1-2017 (Dreyfus)

9	Opinion and Consent of Counsel

10	Consent of Independent Registered Public Accounting Firm

14	Powers of Attorney

*	Page numbers included only in manually executed original.